UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number             811-21977

                             PowerShares Exchange-Traded Fund Trust II

      (Exact name of registrant as specified in charter)

3500 Lacey Road

                                     Downers Grove, IL 60515

(Address of principal executive offices) (Zip code)

Daniel E. Draper

President

3500 Lacey Road

                                     Downers Grove, IL 60515

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-983-0903

Date of fiscal year end:   October 31

Date of reporting period:   October 31, 2015

EXPLANATORY NOTE: The Registrant is filing this amendment to its Form N-CSR for the period ended October 31, 2015, originally filed with the Securities and Exchange Commission on December 31, 2015 (Accession Number 0001193125-15-418401). The sole purpose of this filing is to include additional information in Item 4, which was inadvertently omitted in the original filing.

Item 1. Reports to Stockholders.

The Registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

October 31, 2015

2015 Annual Report to Shareholders

FXEP	PowerShares Developed EuroPacific Currency Hedged Low Volatility Portfolio

PIZ	PowerShares DWA Developed Markets Momentum Portfolio

PIE	PowerShares DWA Emerging Markets Momentum Portfolio

PXR	PowerShares Emerging Markets Infrastructure Portfolio

FXEU	PowerShares Europe Currency Hedged Low Volatility Portfolio

PAF	PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio

PXF	PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio

PDN	PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio

PXH	PowerShares FTSE RAFI Emerging Markets Portfolio

PAGG	PowerShares Global Agriculture Portfolio

PBD	PowerShares Global Clean Energy Portfolio

PSAU	PowerShares Global Gold and Precious Metals Portfolio

PIO	PowerShares Global Water Portfolio

IPKW	PowerShares International BuyBack AchieversTM Portfolio

FXJP	PowerShares Japan Currency Hedged Low Volatility Portfolio

IDHQ	PowerShares S&P International Developed High Quality Portfolio

The Market Environment	3

Manager’s Analysis	4

International Portfolios

Schedules of Investments

PowerShares Developed EuroPacific Currency Hedged Low Volatility Portfolio (FXEP)	36

PowerShares DWA Developed Markets Momentum Portfolio (PIZ)	39

PowerShares DWA Emerging Markets Momentum Portfolio (PIE)	41

PowerShares Emerging Markets Infrastructure Portfolio (PXR)	43

PowerShares Europe Currency Hedged Low Volatility Portfolio (FXEU)	45

PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio (PAF)	47

PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio (PXF)	49

PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio (PDN)	59

PowerShares FTSE RAFI Emerging Markets Portfolio (PXH)	74

PowerShares Global Agriculture Portfolio (PAGG)	78

PowerShares Global Clean Energy Portfolio (PBD)	80

PowerShares Global Gold and Precious Metals Portfolio (PSAU)	82

PowerShares Global Water Portfolio (PIO)	83

PowerShares International BuyBack AchieversTM Portfolio (IPKW)	84

PowerShares Japan Currency Hedged Low Volatility Portfolio (FXJP)	85

PowerShares S&P International Developed High Quality Portfolio (IDHQ)	87

Statements of Assets and Liabilities	92

Statements of Operations	96

Statements of Changes in Net Assets	100

Financial Highlights	106

Notes to Financial Statements	114

Report of Independent Registered Public Accounting Firm	131

Fees and Expenses	132

Tax Information	134

Trustees and Officers	135

Board Considerations Regarding Approval of Investment Advisory Agreement for PowerShares Developed EuroPacific Currency Hedged Low Volatility Portfolio, PowerShares Europe Currency Hedged Low Volatility Portfolio and PowerShares Japan Currency Hedged Low Volatility Portfolio	140

2

The Market Environment

US Equity

The US economy improved slowly, but steadily, during the fiscal year ended October 31, 2015—although the health of individual economic sectors varied dramatically. The headline story was the continued slowdown in energy markets, as oil prices plummeted when too much supply overwhelmed slowing global demand. However, the more subtle story, which drove the economy forward during the fiscal year, was the improved position of the US consumer.

As the reporting period began in late 2014, economic growth appeared to be stronger in the US than in the rest of the world. US equity markets were recovering from the initial crash of oil prices when OPEC added additional uncertainty by deciding to maintain high production despite low prices and slowing global growth. In this environment, commodity-based economies and most currencies underperformed those of the US. The continued strengthening of the US consumer led US equity markets higher through the spring. Continued low interest rates, the increasing availability of credit from lenders and an improving employment picture all contributed to higher consumer confidence. This strength also helped the markets overcome fears that Greece and the eurozone would fail to reach an agreement on a financial bailout plan. In the summer of 2015, however, US equity markets moved sharply lower. A significant downturn in China’s financial markets and weak global economic growth led the US Federal Reserve to delay raising interest rates, which, in turn, increased investor uncertainty and market volatility. In October, however, US markets rallied, recovering from their earlier decline and finishing higher for the fiscal year.

Global Equity

International markets experienced increased volatility during the fiscal year ended October 31, 2015, driven largely by the continued slowdown in energy markets and the economic downturn in China. Developed markets were generally able to withstand these headwinds, even as more fragile emerging markets began to falter.

As the reporting period began in late 2014, international equity markets moved higher, although economic growth appeared to be somewhat stronger in the US than in the rest of the world. Equity markets globally were recovering from the initial crash of oil prices when OPEC added additional uncertainty by deciding to maintain high production despite low prices and slowing global growth. In this environment, commodity-based economies and most currencies underperformed those of the US.

Global markets were rattled again amid growing concerns that Greece and the eurozone would fail to reach an agreement on a financial bailout plan. However, those fears subsided when a bailout was ultimately approved. The eurozone also benefited from generally positive economic data, which helped markets weather subsequent economic volatility.

In the summer of 2015, fears of a potential economic slowdown in China dominated headlines. The combination of a slowing Chinese economy, a sharp sell-off in domestic Chinese equities and the devaluation of China’s currency, the renminbi, contributed to a strong correction in global equity markets. Emerging markets, in particular, were hard hit by events in China and by continued weak commodity prices—as well as by the US Federal Reserve’s decision to delay raising interest rates, which increased investor uncertainty and market volatility.

3

FXEP	Manager’s Analysis
PowerShares Developed EuroPacific Currency Hedged Low Volatility Portfolio (FXEP)

As an index fund, the PowerShares Developed EuroPacific Currency Hedged Low Volatility Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the S&P EPAC Ex Korea Low Volatility USD Hedged Index (Net) (the “Index”). The Fund generally will invest at least 90% of its total assets in securities that comprise the Index.

S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Index strictly in accordance with its existing guidelines and mandated procedures. The Index measures the performance of the 200 least volatile stocks in the S&P EPAC Ex-Korea LargeMidCap Index, while also employing a currency-hedged strategy to mitigate exposure to fluctuations between the value of the U.S. dollar and the currencies of the countries in which the component securities of the Index are domiciled. From the constituents of the S&P EPAC Ex-Korea LargeMidCap Index, the Index Provider selects securities with the least volatility over the past 12 months for inclusion in the Index, with the least volatile stocks receiving the greatest weights. To hedge against exchange rate fluctuations, the Fund also will invest in foreign currency forward contracts to “lock in” the contract’s agreed-upon exchange rates. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

The Fund commenced investment operations on October 6, 2015 and began trading on October 9, 2015. During the period from inception to October 31, 2015, on a market price basis, the Fund returned 2.20%. On a net asset value (“NAV”) basis, the Fund returned 2.47%. During the same time period, the Index returned 2.49%. During the fiscal period, the Fund fully replicated the components of the Index; therefore, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the MSCI EAFE® Index (Net) (the “Benchmark Index”) returned 2.18%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 910 securities.

The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of stocks of Europe, Australasia and the Far East.

Relative to the Benchmark Index, the Fund was most overweight in the financials sector and most underweight in the health care sector during the fiscal period ended October 31, 2015.

For the fiscal period ended October 31, 2015, the consumer staples sector contributed most significantly to the Fund’s return, followed by the utilities and information technology sectors,

respectively. The financials sector detracted most significantly from the Fund’s return, followed by the telecommunication services and materials sectors, respectively.

Positions that contributed most significantly to the Fund’s return included Direct Line Insurance Group PLC, a financials company (portfolio average weight of 0.53%), and HK Electric Investments & HK Electric Investments Ltd., a utilities company (portfolio average weight of 0.84%). Positions that detracted most significantly from the Fund’s return included Sky Network Television Ltd., a consumer discretionary company (portfolio average weight of 0.62%), and Keppel REIT, a financials company (portfolio average weight of 0.77%).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2015
Financials	39.3
Industrials	17.7
Consumer Discretionary	10.6
Consumer Staples	9.8
Utilities	8.6
Telecommunication Services	4.6
Health Care	4.2
Information Technology	2.4
Materials	2.2
Energy	0.5
Money Market Fund Plus Other Assets Less Liabilities	0.1

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2015
Security
MAN SE	1.2
HK Electric Investments & HK Electric Investments Ltd.	1.0
Singapore Press Holdings Ltd.	0.9
StarHub Ltd.	0.7
McDonald’s Holdings Co. Japan Ltd.	0.7
CLP Holdings Ltd.	0.7
Wilmar International Ltd.	0.7
Kagome Co. Ltd.	0.7
Hong Kong & China Gas Co. Ltd.	0.7
Keppel REIT	0.6
Total	7.9

*	Excluding money market fund holdings.

4

PowerShares Developed EuroPacific Currency Hedged Low Volatility Portfolio (FXEP) (continued)

Fund Performance History as of October 31, 2015

Fund Inception†
Index	Cumulative
S&P EPAC Ex Korea Low Volatility USD Hedged Index (Net)††	2.49%
MSCI EAFE® Index (Net)††	2.18
Fund
NAV Return	2.47
Market Price Return	2.20

Fund Inception: October 9, 2015

Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.25% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

††	Reflects invested dividends net of withholding taxes.

5

PIZ	Manager’s Analysis
PowerShares DWA Developed Markets Momentum Portfolio (PIZ)

As an index fund, the PowerShares DWA Developed Markets Momentum Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Dorsey Wright® Developed Markets Technical Leaders Index (Net) (the “Index”). The Fund will invest at least 90% of its total assets in equity securities that comprise the Index, which is comprised of equity securities of large capitalization companies based in countries with developed economies excluding the United States. Dorsey Wright & Associates (“Dorsey Wright”), the Index provider, selects such securities pursuant to its proprietary selection methodology, which is designed to identify companies that demonstrate powerful relative strength characteristics. Relative strength characteristics are based upon each company’s market performance. Dorsey Wright selects securities from a universe of approximately 1,000 constituents by market capitalization within the NASDAQ Developed Market Ex-United States Index. The Index provider then ranks the eligible securities by their relative strength score, selects approximately 100 securities with the greatest score for inclusion in the Index and weights each component security based on its relative strength score. Historically, the Index has consisted of securities of companies listed on exchanges in Australia, Canada, Finland, France, Germany, Hong Kong, Italy, Japan, Norway, Portugal, Singapore, Spain, and Switzerland; however, this universe of countries may change in accordance with the Index methodology. The Fund generally invests in all of the securities comprising its Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2015, on a market price basis, the Fund returned (4.48)%. On a net asset value (“NAV”) basis, the Fund returned (3.63)%. During the same time period, the Index returned (1.96)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to trading costs, slippage around quarterly rebalances, and the fees and expenses that the Fund incurred during the period.

During this same time period, the MSCI EAFE® Index (Net) (the “Benchmark Index”) returned (0.07)%. The Benchmark Index is an unmanaged index weighted by market capitalization and based on the average performance of approximately 910 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the equities market in developed countries outside the U.S.

Relative to the Benchmark Index, the Fund was most overweight in the industrials sector and most underweight in the financials sector during the fiscal year ended October 31, 2015. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the Fund having a significant overweight position in the industrials sector compared to the Benchmark Index, combined with stock selection within the industrials sector.

For the fiscal year ended October 31, 2015, the consumer discretionary sector contributed most significantly to the Fund’s return, followed by the consumer staples and information technology sectors, respectively. The industrials sector detracted most significantly from the Fund’s return, followed by the financials and utilities sectors, respectively.

Positions that contributed most significantly to the Fund’s return included Constellation Software, Inc., an information technology company (portfolio average weight of 2.9%), and Vestas Wind Systems A/S, an industrials company (portfolio average weight of 1.04%). Positions that detracted most significantly from the Fund’s return included Goldin Financial Holdings, Ltd., a financials company (portfolio average weight of 0.77%), and Hanergy Thin Film Power Group Ltd., an information technology company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2015
Consumer Discretionary	21.6
Health Care	20.1
Industrials	17.3
Financials	10.1
Information Technology	9.6
Consumer Staples	9.4
Materials	9.2
Utilities	2.1
Telecommunication Services	0.6
Other Assets Less Liabilities	0.0

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of October 31, 2015
Security
Ramsay Health Care Ltd.	3.0
ProSiebenSat.1 Media SE	2.7
Constellation Software, Inc.	2.6
Hexpol AB, Class B	2.5
Genmab A/S	2.3
Rightmove PLC	2.3
Bollore SA	2.1
Goldin Financial Holdings Ltd.	2.1
CSL Ltd.	2.1
Alimentation Couche-Tard, Inc., Class B	1.9
Total	23.6

6

PowerShares DWA Developed Markets Momentum Portfolio (PIZ) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2015

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception†
Index						Average Annualized	Cumulative
Dorsey Wright® Developed Markets Technical Leaders Index (Net)††	(1.96)%	9.71%	32.05%	5.58%	31.20%	1.95%	16.36%
MSCI EAFE® Index (Net)††	(0.07)	8.02	26.03	4.81	26.47	(0.16)	(1.21)
Fund
NAV Return	(3.63)	8.52	27.81	4.43	24.23	0.88	7.13
Market Price Return	(4.48)	8.08	26.26	4.21	22.87	0.72	5.82

Fund Inception: December 28, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.80% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

††	Reflects invested dividends net of withholding taxes.

7

PIE	Manager’s Analysis
PowerShares DWA Emerging Markets Momentum Portfolio (PIE)

As an index fund, the PowerShares DWA Emerging Markets Momentum Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Dorsey Wright® Emerging Markets Technical Leaders Index (Net) (the “Index”). The Fund will invest at least 90% of its total assets in equity securities from countries with emerging economies within Dorsey Wright & Associates’ (“Dorsey Wright”) classification definition, and that comprise the Index, as well as American depositary receipts (“ADRs”) and global depositary receipts (“GDRs”) that are based on the securities in the Index. The Fund anticipates that the majority of its investments will be in the securities that comprise the Index rather than in ADRs and GDRs.

The Index is comprised of equity securities that Dorsey Wright selects pursuant to a proprietary selection methodology, which is designed to identify companies that demonstrate powerful relative strength characteristics. Relative strength characteristics are based upon each company’s market performance. Dorsey Wright selects securities from a universe of approximately 1,000 companies that are located in emerging economies, excluding companies listed on a U.S. stock exchange. Historically, the Index has consisted of securities of companies listed on exchanges in Brazil, Chile, China, India, Indonesia, the Philippines, South Africa, Thailand and Turkey; however, this universe of countries may change in accordance with the Index methodology. The Fund generally invests in all of the securities comprising its Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2015, on a market price basis, the Fund returned (14.50)%. On a net asset value (“NAV”) basis, the Fund returned (14.74)%. During the same time period, the Index returned (13.58)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to trading costs and slippage around quarterly rebalances, and fees and operating expenses that the Fund incurred during the period.

During this same time period, the MSCI Emerging Markets IndexSM (Net) (the “Benchmark Index”) returned (14.53)%. The Benchmark Index is an unmanaged index weighted by market capitalization and based on the average performance of approximately 830 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of emerging market equities.

Relative to the Benchmark Index, the Fund was most overweight in the consumer discretionary sector and most underweight in the financials sector during the fiscal year ended October 31, 2015. The majority of the Fund’s slight underperformance relative to the Benchmark Index during the period can be attributed to fees and operating expenses incurred by the Fund.

For the fiscal year ended October 31, 2015, the consumer staples sector contributed most significantly to the Fund’s return, followed by the health care and utilities sectors, respectively. The industrials sector detracted most significantly from the Fund’s return, followed by the consumer discretionary and financials sectors, respectively.

Positions that contributed most significantly to the Fund’s return included Samlip General Foods Co., Ltd., a consumer staples company (no longer held at fiscal year-end), and Gruma SAB de CV, Class B, a consumer staples company (portfolio average weight of 1.14%). Positions that detracted most significantly from the Fund’s return included Estacio Participacoes S.A., a consumer discretionary company (no longer held at fiscal year-end), and Alfa SAB de CV, Class A, an industrials company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2015
Consumer Discretionary	19.7
Industrials	16.6
Consumer Staples	15.2
Health Care	14.3
Financials	12.1
Information Technology	9.3
Utilities	7.1
Telecommunication Services	2.0
Materials	1.8
Energy	1.7
Money Market Fund Plus Other Assets Less Liabilities	0.2

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2015
Security
Gruma SAB de CV, Class B	2.9
ViroMed Co. Ltd.	2.8
Shenzhou International Group Holdings Ltd.	2.7
Hanmi Science Co. Ltd.	2.6
Universal Robina Corp.	2.6
Hartalega Holdings Bhd	2.5
JG Summit Holdings, Inc.	2.4
China Traditional Chinese Medicine Co. Ltd.	2.4
Tencent Holdings Ltd.	2.3
Hanssem Co. Ltd.	2.1
Total	25.3

*	Excluding money market fund holdings.

8

PowerShares DWA Emerging Markets Momentum Portfolio (PIE) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2015

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception†
Index						Average Annualized	Cumulative
Dorsey Wright® Emerging Markets Technical Leaders Index (Net)††	(13.58)%	(1.19)%	(3.54)%	0.04%	0.20%	(1.57)%	(11.66)%
MSCI Emerging Markets IndexSM (Net)††	(14.53)	(2.87)	(8.36)	(2.80)	(13.22)	(2.45)	(17.70)
Fund
NAV Return	(14.74)	(2.12)	(6.23)	(1.43)	(6.96)	(4.95)	(32.82)
Market Price Return	(14.50)	(2.30)	(6.73)	(1.61)	(7.81)	(5.07)	(33.50)

Fund Inception: December 28, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.90% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

††	Reflects invested dividends net of withholding taxes.

9

PXR	Manager’s Analysis
PowerShares Emerging Markets Infrastructure Portfolio (PXR)

As an index fund, the PowerShares Emerging Markets Infrastructure Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the S-Network Emerging Infrastructure Builders IndexSM (the “Index”). The Fund will invest at least 90% of its total assets in the equity securities and American depositary receipts (“ADRs”) and global depositary receipts (“GDRs”) that are based on those securities of companies included in the Index that are involved in the following sectors related to infrastructure, construction and development in emerging market countries: 1) construction and engineering; 2) construction machinery; 3) construction materials; 4) diversified metals and mining; 5) heavy electrical equipment; 6) industrial machinery; and 7) steel. Historically, the Index has consisted of securities of companies listed on exchanges in countries such as Australia, Bermuda, Brazil, Chile, China, Egypt, Hong Kong, India, Indonesia, Israel, Luxembourg, Malaysia, Mexico, Poland, Russia, Singapore, South Africa, and Taiwan; however, this universe of countries may change in accordance with the Index methodology.

The Index is calculated and maintained by Standard & Poor’s Custom Indices on behalf of S-Network Global Indexes LLC (the “Index Provider”). Emerging market countries are determined according to the Index Provider’s definition, which currently includes those countries identified in the World Bank Country Classification system as “Middle Income” countries. The Index Provider will include stocks only with a minimum market capitalization of $500 million, and it will remove such stocks if their market capitalization falls below $300 million. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2015, on a market price basis, the Fund returned (14.74)%. On a net asset value (“NAV”) basis, the Fund returned (14.36)%. During the same time period, the Index returned (13.92)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred.

During this same time period, the MSCI Emerging Markets IndexSM (Net) (the “Benchmark Index”) returned (14.53)%. The Benchmark Index is an unmanaged index weighted by market capitalization and based on the average performance of approximately 830 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of emerging market equities.

The Fund performed competitively with the Benchmark Index. Relative to the Benchmark Index, the Fund was most overweight in the industrials sector and most underweight in the financials sector during the fiscal year ended October 31, 2015.

For the fiscal year ended October 31, 2015, there were no contributing sectors. The materials sector detracted most significantly from the Fund’s return, followed by the industrials and utilities sectors, respectively.

Positions that contributed most significantly to the Fund’s return included China Communications Construction Co. Ltd., H-Shares, an industrials company (portfolio average weight of 3.52%), and CSSC Offshore and Marine Engineering Group Company Ltd., H-Shares, an industrials company (portfolio average weight of 1.98%). Positions that detracted most significantly from the Fund’s return included Empresas ICA SAB de CV, an industrials company (no longer held at fiscal year-end), and Vale SA ADR, a materials company (portfolio average weight of 1.8%).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2015
Industrials	58.4
Materials	37.3
Utilities	1.6
Consumer Discretionary	1.2
Financials	0.9
Telecommunication Services	0.7
Money Market Fund Plus Other Assets Less Liabilities	(0.1)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2015
Security
China Communications Construction Co. Ltd., H-Shares	3.9
Taiwan Cement Corp.	2.8
China Railway Group Ltd., H-Shares	2.8
Metallurgical Corp. of China Ltd., H-Shares	2.7
Anhui Conch Cement Co. Ltd., H-Shares	2.7
Atlas Copco AB, Class A	2.5
Caterpillar, Inc.	2.4
ABB Ltd.	2.4
Xinjiang Goldwind Science & Technology Co. Ltd., H-Shares	2.4
King Slide Works Co. Ltd.	2.2
Total	26.8

*	Excluding money market fund holdings.

10

PowerShares Emerging Markets Infrastructure Portfolio (PXR) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2015

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception†
Index						Average Annualized	Cumulative
S-Network Emerging Infrastructure Builders IndexSM	(13.92)%	(5.88)%	(16.61)%	(6.64)%	(29.06)%	8.06%	72.56%
MSCI Emerging Markets IndexSM (Net)††	(14.53)	(2.87)	(8.36)	(2.80)	(13.22)	8.22	74.35
Fund
NAV Return	(14.36)	(6.79)	(19.02)	(7.54)	(32.43)	6.57	56.50
Market Price Return	(14.74)	(6.89)	(19.28)	(7.77)	(33.25)	4.72	38.34

Fund Inception: October 16, 2008

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.76% includes the unitary management fee of 0.75% and other expenses of 0.01%. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

††	Reflects invested dividends net of withholding taxes.

11

FXEU	Manager’s Analysis
PowerShares Europe Currency Hedged Low Volatility Portfolio (FXEU)

As an index fund, the PowerShares Europe Currency Hedged Low Volatility Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the S&P Eurozone Low Volatility USD Hedged Index (Net) (the “Index”). The Fund generally will invest at least 90% of its total assets in securities that comprise the Index.

S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Index strictly in accordance with its existing guidelines and mandated procedures. The Index measures the performance of the 80 least volatile stocks in the S&P Eurozone BMI Index, while also employing a currency-hedged strategy to mitigate exposure to fluctuations between the value of the U.S. dollar and the currencies of the countries in which the component securities of the Index are domiciled. From the constituents of the S&P Eurozone BMI Index, the Index Provider selects securities with the least volatility over the past 12 months for inclusion in the Index, with the least volatile stocks receiving the greatest weights. To hedge against exchange rate fluctuations, the Fund also will invest in foreign currency forward contracts to “lock in” the contract’s agreed-upon exchange rates. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

The Fund commenced investment operations on May 4, 2015 and began trading on May 7, 2015. During the period from inception to October 31, 2015, on a market price basis, the Fund returned 3.25%. On a net asset value (“NAV”) basis, the Fund returned 3.68%. During the same time period, the Index returned 3.73%. During the fiscal period, the Fund fully replicated the components of the Index; therefore, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the MSCI EMU Local Currency Index (Net) (the “Benchmark Index”) returned (2.05)%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 240 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the European Monetary Union stock market. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to the Fund being underweight the energy sector relative to the Benchmark Index.

For the period ended October 31, 2015, the financials sector contributed most significantly to the Fund’s return, followed by the consumer staples and health care sectors, respectively. The consumer discretionary sector detracted most significantly from the Fund’s return, followed by the materials and industrials sectors, respectively.

Positions that contributed most significantly to the Fund’s return included Ackermans & van Haaren NV, a financials company (portfolio average weight of 1.35%), and Rubis SCA, a utilities company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return included Oesterreichische Post AG, an industrials company (portfolio average weight of 0.89%), and Vienna Insurance Group AG Wiener Versicherung Gruppe, a financials company (portfolio average weight of 1.05%).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2015
Financials	32.7
Consumer Staples	17.6
Industrials	16.5
Consumer Discretionary	12.6
Health Care	7.4
Utilities	6.3
Materials	3.4
Information Technology	2.4
Telecommunication Services	1.1
Money Market Fund Plus Other Assets Less Liabilities	0.0

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2015
Security
MAN SE	3.3
Cofinimmo SA REIT	1.5
Sodexo SA	1.5
Muenchener Rueckversicherungs-Gesellschaft AG	1.5
Kabel Deutschland Holding AG	1.5
RHOEN KLINIKUM AG	1.4
Ageas	1.4
Heineken Holding NV, Class A	1.4
NN Group NV	1.4
Danone SA	1.4
Total	16.3

*	Excluding money market fund holdings.

12

PowerShares Europe Currency Hedged Low Volatility Portfolio (FXEU) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2015

Fund Inception†
Index	Cumulative
S&P Eurozone Low Volatility USD Hedged Index (Net)††	3.73%
MSCI EMU Local Currency Index (Net)††	(2.05)
Fund
NAV Return	3.68
Market Price Return	3.25

Fund Inception: May 7, 2015

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.25% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

††	Reflects invested dividends net of withholding taxes.

13

PAF	Manager’s Analysis
PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio (PAF)

As an index fund, the PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the FTSE RAFI Developed Asia Pacific ex Japan Index (Net) (the “Index”). The Fund will invest at least 90% of its total assets in equity securities that are classified as “Asia Pacific” within the country classification definition of FTSE International Limited (“FTSE” or the “Index Provider”), excluding Japanese equity securities, and that comprise the Index, as well as American depositary receipts (“ADRs”) and global depositary receipts (“GDRs”) that are based on the securities in the Index. The Fund anticipates that the majority of its investments will be securities that comprise the index, rather than ADRs and GDRs. The Index is designed to track the performance of the Asia Pacific companies with the largest fundamental value, selected from the constituents of the FTSE All Cap Developed Index, as determined by FTSE. The Index Provider selects and weights the companies based on their fundamental values, which are derived from the following four fundamental measures of firm size: book value, cash flow, sales and dividends.

Historically, the Index has consisted of securities of companies that were domiciled in Australia, Hong Kong, New Zealand, Singapore and South Korea or primarily listed on an exchange in such countries; however, this universe of countries may change in accordance with the Index methodology. The Fund generally invests in all of the securities comprising its Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2015, on a market price basis, the Fund returned (15.83)%. On a net asset value (“NAV”) basis, the Fund returned (15.78)%. During the same time period, the Index returned (15.11)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the MSCI Pacific ex Japan Index (Net) (the “Benchmark Index”) returned (14.90)%. The Benchmark Index is an unmanaged index weighted by market capitalization and based on the average performance of approximately 145 securities.

The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the Asia Pacific equity markets (excluding Japan). The Fund underperformed the Benchmark Index in part because the Fund employs a fundamental weighting and selection methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the information technology sector and most underweight in the financials sector during the fiscal year ended October 31, 2015.

The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to security selection within the industrials sector.

For the fiscal year ended October 31, 2015, the information technology sector contributed most significantly to the Fund’s return, followed by the utilities sector. The financials sector detracted most significantly from the Fund’s return, followed by the materials and consumer staples sectors, respectively.

Positions that contributed most significantly to the Fund’s return included Samsung Electronics Co., Ltd., an information technology company (portfolio average weight of 6.22%), and LG Chem Ltd., a materials company (portfolio average weight of 0.65%). Positions that detracted most significantly from the Fund’s return included BHP Billiton Ltd., a materials company (portfolio average weight of 4.3%), and Australia & New Zealand Banking Group Ltd., a financials company (portfolio average weight of 3.85%).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2015
Financials	42.2
Materials	12.5
Industrials	9.4
Information Technology	9.2
Consumer Discretionary	7.8
Consumer Staples	5.7
Energy	4.3
Telecommunication Services	4.0
Utilities	3.9
Health Care	0.9
Money Market Fund Plus Other Assets Less Liabilities	0.1

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2015
Security
Samsung Electronics Co. Ltd.	7.7
Commonwealth Bank of Australia	4.9
BHP Billiton Ltd.	4.0
Westpac Banking Corp.	3.9
National Australia Bank Ltd.	3.8
Australia & New Zealand Banking Group Ltd.	3.5
Hyundai Motor Co.	2.5
Wesfarmers Ltd.	1.8
Woolworths Ltd.	1.7
AIA Group Ltd.	1.7
Total	35.5

*	Excluding money market fund holdings.

14

PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio (PAF) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2015

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception†
Index						Average Annualized	Cumulative
FTSE RAFI Developed Asia Pacific ex-Japan Index (Net)††	(15.11)%	(1.86)%	(5.48)%	1.26%	6.48%	2.93%	27.28%
MSCI Pacific ex Japan Index (Net)††	(14.90)	(0.32)	(0.95)	1.70	8.79	1.61	14.22
Fund
NAV Return	(15.78)	(2.57)	(7.50)	0.44	2.20	2.05	18.46
Market Price Return	(15.83)	(2.50)	(7.32)	0.30	1.49	2.07	18.68

Fund Inception: June 25, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently, or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.49% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

††	Reflects invested dividends net of withholding taxes.

15

PXF	Manager’s Analysis
PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio (PXF)

As an index fund, the PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the FTSE RAFI Developed ex U.S. 1000 Index (Net) (the “Index”). The Fund will invest at least 90% of its total assets in the securities of companies originating in countries that are classified as “developed” within the country classification definition of FTSE International Limited (“FTSE” or the “Index Provider”), excluding the United States, and that comprise the Index, and American depositary receipts (“ADRs”) and global depositary receipts (“GDRs”) that are based on the securities in the Index. The Fund anticipates that the majority of its investments will be in the securities that comprise the Index, rather than ADRs or GDRs. The Index is designed to track the performance of the companies domiciled in developed markets with the largest fundamental value as determined by FTSE, selected from the constituents of the FTSE RAFI Developed ex U.S. Large/Mid-Cap Index. The Index Provider selects and weights companies based on their fundamental values, which are derived from the following four fundamental measures of firm size: book value, cash flow, sales and dividends.

Historically, the Index has consisted of securities of companies that were domiciled in Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Singapore, South Korea, Spain, Sweden, Switzerland and the United Kingdom or primarily listed on an exchange in such countries; however, this universe of countries may change in accordance with the Index methodology. The Fund generally invests in all of the securities comprising its Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2015, on a market price basis, the Fund returned (5.55)%. On a net asset value (“NAV”) basis, the Fund returned (3.72)%. During the same time period, the Index returned (3.46)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period, as well as revenue generated from lending portfolio securities.

During this same time period, the MSCI EAFE® Index (Net) (the “Benchmark Index”) returned (0.07)%. The Benchmark Index is an unmanaged index weighted by market capitalization and based on the average performance of approximately 910 securities.

The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the markets of economically developed countries outside the U.S. The Fund underperformed the Benchmark Index in part because the Fund employs a fundamental weighting and selection methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the energy sector and most underweight in the health care sector during the fiscal year ended October 31, 2015. The majority of the Fund’s underperformance relative to the Benchmark Index (on NAV basis) during that period can be attributed to its allocation to the energy sector.

For the fiscal year ended October 31, 2015, the consumer discretionary sector contributed most significantly to the Fund’s return, followed by the consumer staples and health care sectors, respectively. The energy sector detracted most significantly from the Fund’s return, followed by the financials and materials sectors, respectively.

Positions that contributed most significantly to the Fund’s return included Tokyo Electric Power Co., Inc., a utilities company (portfolio average weight of 0.3%), and Sony Corp., a consumer discretionary company (portfolio average weight of 0.35%). Positions that detracted most significantly from the Fund’s return included Banco Santander S.A., a financials company (portfolio average weight of 1.31%), and Royal Dutch Shell PLC, Class A, an energy company (portfolio average weight of 1.39%).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2015
Financials	28.8
Industrials	12.2
Consumer Discretionary	10.9
Energy	9.7
Consumer Staples	8.4
Materials	7.5
Telecommunication Services	6.2
Health Care	6.0
Utilities	6.0
Information Technology	4.1
Money Market Fund Plus Other Assets Less Liabilities	0.2

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2015
Security
BP PLC	1.7
HSBC Holdings PLC	1.4
Total SA	1.4
Royal Dutch Shell PLC, Class A	1.3
Banco Santander SA	1.1
Nestle SA	1.0
Vodafone Group PLC	1.0
Toyota Motor Corp.	1.0
Allianz SE	0.8
Mitsubishi UFJ Financial Group, Inc.	0.8
Total	11.5

*	Excluding money market fund holdings.

16

PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio (PXF) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2015

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception†
Index						Average Annualized	Cumulative
FTSE RAFI Developed ex U.S. 1000 Index (Net)††	(3.46)%	7.59%	24.56%	3.30%	17.62%	0.08%	0.69%
MSCI EAFE® Index (Net)††	(0.07)	8.02	26.03	4.81	26.47	(0.01)	(0.11)
Fund
NAV Return	(3.72)	7.29	23.49	2.90	15.36	(0.45)	(3.71)
Market Price Return	(5.55)	6.92	22.24	2.52	13.27	(0.55)	(4.48)

Fund Inception: June 25, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently, or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.45% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

††	Reflects invested dividends net of withholding taxes.

17

PDN	Manager’s Analysis
PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio (PDN)

As an index fund, the PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the FTSE RAFI Developed ex U.S. Mid-Small 1500 Index (Net) (the “Index”). The Fund will invest at least 90% of its total assets in securities of small and medium capitalization companies that are classified as “developed” within the country classification definition of FTSE International Limited (“FTSE” or the “Index Provider”), excluding the United States, and that comprise the Index, as well as American depositary receipts (“ADRs”) and global depositary receipts (“GDRs”) that are based on the securities in the Index. The Fund anticipates that the majority of its investments will be in the securities that comprise the Index, rather than ADRs or GDRs. The Index is designed to track the performance of the small and medium capitalization companies domiciled in developed markets with the largest fundamental value, selected from the constituents of the FTSE Developed All Cap ex U.S. Index, as determined by FTSE. The Index Provider selects and weights companies based on their fundamental values, which are derived from the following four fundamental measures of firm size: book value, cash flow, sales and dividends.

Historically, the Index has consisted of securities of companies that were domiciled in Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Singapore, South Korea, Spain, Sweden, Switzerland and the United Kingdom; however, this universe of countries may change in accordance with the Index methodology. The Fund generally invests in all of the securities comprising its Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2015, on a market price basis, the Fund returned 0.01%. On a net asset value (“NAV”) basis, the Fund returned 2.18%. During the same time period, the Index returned 2.67%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the fees and operating expenses that the Fund incurred during the period.

During this same time period, the MSCI EAFE® Small Cap Index (the “Benchmark Index”) returned 8.45%. The Benchmark Index is an unmanaged index weighted by market capitalization and based on the average performance of approximately 2,130 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of small capitalization equities markets in developed countries around the world, excluding the U.S.

Relative to the Benchmark Index, the Fund was most overweight in the materials sector and most underweight in the financials sector during the fiscal year ended October 31, 2015. The majority of the Fund’s underperformance relative to the

Benchmark Index during the period can be attributed to sector allocation differences and underperforming stocks in the financials and the consumer discretionary sectors.

For the fiscal year ended October 31, 2015, the consumer staples sector contributed most significantly to the Fund’s return, followed by the information technology and consumer discretionary sectors, respectively. The energy sector detracted most significantly from the Fund’s return, followed by the telecommunication services sector.

Positions that contributed most significantly to the Fund’s return included Sohgo Security Services Co., Ltd., an industrials company (portfolio average weight of 0.14%), and Shimadzu Corp., an information technology company (portfolio average weight of 0.19%). Positions that detracted most significantly from the Fund’s return included Lonmin PLC, a materials company (portfolio average weight of 0.07%), and Trican Well Service Ltd., an energy company (portfolio average weight of 0.06%).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2015
Industrials	23.7
Consumer Discretionary	19.1
Financials	16.6
Materials	11.1
Information Technology	9.5
Consumer Staples	7.9
Health Care	5.2
Energy	3.5
Utilities	2.0
Telecommunication Services	1.3
Money Market Fund Plus Other Assets Less Liabilities	0.1

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2015
Security
Galenica AG	0.3
Hanwha Chemical Corp.	0.3
Shimadzu Corp.	0.2
Ubisoft Entertainment SA	0.2
IT Holdings Corp.	0.2
Just Energy Group, Inc.	0.2
Pandora A/S	0.2
Calsonic Kansei Corp.	0.2
Toyota Boshoku Corp.	0.2
Pioneer Corp.	0.2
Total	2.2

*	Excluding money market fund holdings.

18

PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio (PDN) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2015

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception†
Index						Average Annualized	Cumulative
FTSE RAFI Developed ex U.S. Mid-Small 1500 Index (Net)††	2.67%	9.04%	29.66%	5.80%	32.54%	3.42%	31.30%
MSCI EAFE® Small Cap Index (Net)††	8.45	12.01	40.51	7.74	45.15	2.46	21.73
Fund
NAV Return	2.18	8.51	27.76	5.31	29.55	2.80	25.01
Market Price Return	0.01	8.38	27.29	5.09	28.15	2.66	23.67

Fund Inception: September 27, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently, or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.49% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

††	Reflects invested dividends net of withholding taxes.

19

PXH	Manager’s Analysis
PowerShares FTSE RAFI Emerging Markets Portfolio (PXH)

As an index fund, the PowerShares FTSE RAFI Emerging Markets Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the FTSE RAFI Emerging Markets Index (Net) (the “Index”). The Fund will invest at least 90% of its total assets in securities of companies domiciled in countries that are classified as emerging markets within the country classification definition of FTSE International Limited (“FTSE” or the “Index Provider”) and that comprise the Index, as well as American depositary receipts (“ADRs”) and global depositary receipts (“GDRs”) that are based on the securities in the Index. The Fund anticipates that a significant portion of its investments will be in ADRs and GDRs that are based on the securities included in the Index.

The Index is designed to track the performance of securities of companies domiciled in emerging market countries with the highest ranking cumulative score (“Fundamental Value”), selected from the constituents of the FTSE Emerging All Cap Index, as determined by FTSE. The Index Provider selects and weights the securities based on their Fundamental Values, which are derived from the following four fundamental measures of firm size: book value, cash flow, sales and dividends. Historically, the Index has consisted of securities of companies that were domiciled in Brazil, Chile, China, Colombia, the Czech Republic, Egypt, Hungary, India, Indonesia, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Russia, South Africa, Taiwan, Thailand, Turkey and the United Arab Emirates; however, this universe of countries may change in accordance with the Index methodology. The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended October 31, 2015, on a market price basis, the Fund returned (22.00)%. On a net asset value (“NAV”) basis, the Fund returned (22.16)%. During the same time period, the Index returned (21.55)%. During the fiscal year, the Fund replicated the majority of the components of the Index and sampled a minority of the Index primarily for exposure to Indian and Russian securities; therefore, the Fund’s performance, on a NAV basis, trailed the return of the Index primarily due to sampling of these Indian and Russian securities, utilizing GDRs and ADRs, and the fees and expenses that the Fund incurred.

During this same time period, the MSCI Emerging Markets IndexSM (Net) (the “Benchmark Index”) returned (14.53)%. The Benchmark Index is an unmanaged index weighted by market capitalization and based on the average performance of approximately 830 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the equities markets in emerging market countries.

Relative to the Benchmark Index, the Fund was most overweight in the energy sector and most underweight in the information technology sector during the fiscal year ended October 31, 2015.

The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to its significant overweight position in the energy sector compared to the Benchmark Index, as well as due to stock selection in the energy sector.

For the fiscal year ended October 31, 2015, there were no contributing sectors. The energy sector detracted most significantly from the Fund’s return, followed by the financials and materials sectors, respectively.

Positions that contributed most significantly to the Fund’s return included Sberbank Russia ADR, a financials company (portfolio average weight of 1.28%), and China Communications Construction Co. Ltd., H-Shares, an industrials company (portfolio average weight of 0.35%). Positions that detracted most significantly from the Fund’s return included Petroleo Brasileiro SA (Preference Shares), an energy company (portfolio average weight of 2.35%), and Petroleo Brasileiro SA, an energy company (portfolio average weight of 2.14%).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2015
Financials	32.9
Energy	22.6
Information Technology	10.6
Telecommunication Services	9.6
Materials	8.9
Consumer Staples	4.6
Consumer Discretionary	3.7
Industrials	3.5
Utilities	3.2
Health Care	0.4
Other Assets Less Liabilities	0.0

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of October 31, 2015
Security
China Construction Bank Corp., H-Shares	3.4
Gazprom PAO ADR	3.4
Industrial & Commercial Bank of China Ltd., H-Shares	2.7
China Mobile Ltd.	2.6
Reliance Industries Ltd. GDR	2.4
LUKOIL PJSC ADR	2.4
Sberbank of Russia ADR	2.2
Taiwan Semiconductor Manufacturing Co. Ltd.	2.2
Petroleo Brasileiro SA	2.1
Petroleo Brasileiro SA (Preference Shares)	2.0
Total	25.4

20

PowerShares FTSE RAFI Emerging Markets Portfolio (PXH) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2015

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception†
Index						Average Annualized	Cumulative
FTSE RAFI Emerging Markets Index (Net)††	(21.55)%	(7.33)%	(20.43)%	(5.93)%	(26.35)%	(2.70)%	(19.84)%
MSCI Emerging Markets IndexSM (Net)††	(14.53)	(2.87)	(8.36)	(2.80)	(13.22)	(1.91)	(14.47)
Fund
NAV Return	(22.16)	(7.53)	(20.94)	(6.54)	(28.71)	(4.01)	(28.17)
Market Price Return	(22.00)	(7.54)	(20.95)	(6.83)	(29.80)	(4.32)	(30.04)

Fund Inception: September 27, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently, or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.49% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

††	Reflects invested dividends net of withholding taxes.

21

PAGG	Manager’s Analysis
PowerShares Global Agriculture Portfolio (PAGG)

As an index fund, the PowerShares Global Agriculture Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the NASDAQ OMX Global Agriculture IndexSM (Net) (the “Index”). The Fund generally will invest at least 90% of its total assets in securities that comprise the Index, as well as potentially in American depositary receipts (“ADRs”) and global depositary receipts (“GDRs”) that are based on the securities in the Index. The Fund anticipates that the majority of its investments will be in the securities that comprise the Index, rather than ADRs or GDRs.

The NASDAQ OMX Group, Inc., the Index provider, maintains and calculates the Index, which is designed to measure the overall performance of the most liquid, globally traded securities of companies engaged in agriculture and farming-related activities. The Index may include securities in emerging market countries. In addition, each security, according to a recognized market data vendor, must have a minimum worldwide market capitalization of $500 million, a minimum three-month average daily dollar trading volume of $1 million and a minimum free float of 20% prior to inclusion in the Index. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2015, on a market price basis, the Fund returned (12.06)%. On a net asset value (“NAV”) basis, the Fund returned (12.10)%. During the same time period, the Index returned (12.32)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance (NAV basis) exceeded the return of the Index primarily due to the Index’s treatment of certain corporate action transactions.

For the fiscal year ended October 31, 2015, there were no contributing sub-industries. The fertilizers & agricultural chemicals sub-industry detracted most significantly from the Fund’s return, followed by the agricultural products sub-industry.

Positions that contributed most significantly to the Fund’s return included Syngenta AG, a fertilizers & agricultural chemicals company (no longer held at fiscal year-end), and Ingredion, Inc., an agricultural products company (portfolio average weight of 4.21%). Positions that detracted most significantly from the Fund’s return included Potash Corp. of Saskatchewan, Inc., a fertilizers & agricultural chemicals company (portfolio average weight of 7.72%), and Mosaic Co. (The), a fertilizers & agricultural chemicals company (portfolio average weight of 7.78%).

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of October 31, 2015
Fertilizers & Agricultural Chemicals	54.0
Agricultural Products	45.9
Money Market Fund Plus Other Assets Less Liabilities	0.1

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2015
Security
Archer-Daniels-Midland Co.	8.4
Monsanto Co.	7.9
Agrium, Inc.	7.5
Mosaic Co. (The)	6.8
Potash Corp. of Saskatchewan, Inc.	6.5
Wilmar International Ltd.	4.6
Ingredion, Inc.	4.5
Yara International ASA	4.3
IOI Corp. Bhd	4.2
Bunge Ltd.	4.1
Total	58.8

*	Excluding money market fund holdings.

22

PowerShares Global Agriculture Portfolio (PAGG) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2015

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception†
Index						Average Annualized	Cumulative
NASDAQ OMX Global Agriculture IndexSM (Net)††	(12.32)%	(3.50)%	(10.13)%	(1.94)%	(9.33)%	(2.05)%	(15.57)%
Fund
NAV Return	(12.10)	(3.51)	(10.15)	(2.14)	(10.25)	(1.62)	(12.10)
Market Price Return	(12.06)	(3.38)	(9.80)	(2.23)	(10.67)	(1.34)	(9.92)

Fund Inception: September 18, 2008

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.75% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in their respective constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund and Index returns are based on the inception date of the Fund.

††	Reflects invested dividends net of withholding taxes.

23

PBD	Manager’s Analysis
PowerShares Global Clean Energy Portfolio (PBD)

As an index fund, the PowerShares Global Clean Energy Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the WilderHill New Energy Global Innovation Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities of companies engaged in the business of advancing cleaner energy and conservation that comprise the Index, as well as in American depositary receipts and global depositary receipts that are based on the securities in the Index.

The Index is comprised primarily of companies whose technologies focus on the generation and use of cleaner energy, conservation and efficiency, and the advancement of renewable energy in general, as determined by WilderHill New Energy Finance, LLC (the “Index Provider”). The Index is comprised mainly of companies in wind, solar, biofuels, hydro, wave and tidal, geothermal and other relevant renewable energy businesses and also includes companies involved in energy conversion, storage, conservation, efficiency, materials, pollution control, emerging hydrogen and fuel cells. The Index Provider selects securities principally on the basis of their capital appreciation potential as identified by the Index Provider pursuant to a proprietary index methodology, with a bias placed on renewable energy companies. The Index may include companies in emerging market countries. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2015, on a market price basis, the Fund returned (8.10)%. On a net asset value (“NAV”) basis, the Fund returned (7.44)%. During the same time period, the Index returned (6.48)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

For the fiscal year ended October 31, 2015, the heavy electrical equipment sub-industry contributed most significantly to the Fund’s return, followed by the building products and electronic components sub-industries, respectively. The semiconductors sub-industry detracted most significantly from the Fund’s return, followed by the renewable electricity and construction & engineering sub-industries, respectively.

Positions that contributed most significantly to the Fund’s return included Hanergy Thin Film Power Group Ltd., a semiconductor equipment company (no longer held at fiscal year-end), and Nordex SE, a heavy electrical equipment company (portfolio average weight of 2.03%). Positions that detracted most significantly from the Fund’s return included China Singyes Solar Technologies Holdings Ltd., a construction & engineering company (portfolio average weight of 1.14%), and Veeco Instruments, Inc., a semiconductor equipment company (portfolio average weight of 1.57%).

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of October 31, 2015
Renewable Electricity	22.4
Semiconductors	14.1
Semiconductor Equipment	10.0
Heavy Electrical Equipment	9.1
Building Products	7.7
Electrical Components & Equipment	6.3
Electronic Equipment & Instruments	3.6
Industrial Machinery	2.8
Oil & Gas Refining & Marketing	2.6
Electric Utilities	2.5
Environmental & Facilities Services	2.2
Automobile Manufacturers	2.1
Auto Parts & Equipment	1.8
Independent Power Producers & Energy Traders	1.8
Electronic Components	1.6
Packaged Foods & Meats	1.5
Construction & Engineering	1.3
Specialty Chemicals	1.2
Other Diversified Financial Services	1.1
Research & Consulting Services	1.0
Application Software	0.9
Aerospace & Defense	0.5
Internet Software & Services	0.5
Coal & Consumable Fuels	0.4
Homebuilding	0.3
Asset Management & Custody Banks	0.3
Electronic Manufacturing Services	0.2
Diversified Chemicals	0.2
Money Market Fund Plus Other Assets Less Liabilities	(0.0)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2015
Security
Seoul Semiconductor Co. Ltd.	2.4
Acuity Brands, Inc.	2.0
Rockwool International A/S, Class B	1.9
Itron, Inc.	1.9
Nordex SE	1.9
Gamesa Corp. Tecnologica SA	1.9
NIBE Industrier AB, Class B	1.9
Enel Green Power SpA	1.8
Johnson Controls, Inc.	1.8
A.O. Smith Corp.	1.8
Total	19.3

*	Excluding money market fund holdings.

24

PowerShares Global Clean Energy Portfolio (PBD) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2015

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception†
Index						Average Annualized	Cumulative
WilderHill New Energy Global Innovation Index	(6.48)%	17.69%	63.01%	(2.20)%	(10.53)%	(7.25)%	(46.80)%
Fund
NAV Return	(7.44)	16.88	59.65	(2.65)	(12.56)	(8.21)	(51.26)
Market Price Return	(8.10)	17.19	60.96	(2.59)	(12.29)	(8.30)	(51.65)

Fund Inception: June 13, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.76% includes the unitary management fee of 0.75% and other expenses of 0.01%. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in their respective constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund and Index returns are based on the inception date of the Fund.

25

PSAU	Manager’s Analysis
PowerShares Global Gold and Precious Metals Portfolio (PSAU)

As an index fund, the PowerShares Global Gold and Precious Metals Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the NASDAQ OMX Global Gold and Precious Metals IndexSM (the “Index”). The Fund will invest at least 90% of its total assets in the securities of companies involved in the gold, silver and other precious metals mining industries that comprise the Index, as well as in American depositary receipts (“ADRs”) and global depositary receipts (“GDRs”) that are based on the securities in the Index. The Fund anticipates that the majority of its investments will be in the securities that comprise the Index rather than in ADRs and GDRs.

The NASDAQ OMX Group, Inc., the Index provider, calculates and maintains the Index, which is designed to measure the overall performance of the most liquid, globally traded securities of companies involved in gold, silver and other precious metals mining industry activities. In addition, each security, according to a recognized market data vendor, must have a minimum worldwide market capitalization of $500 million, a minimum three-month average daily dollar trading volume of $1 million and a minimum free float of 20% prior to inclusion in the Index. The Index may include securities in emerging market countries. The Index can be comprised of common stocks, ordinary shares, depositary receipts, shares of beneficial interest or limited partnership interests and tracking stocks. The Fund generally invests in all of the securities comprising its Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2015, on a market price basis, the Fund returned (14.51)%. On a net asset value (“NAV”) basis, the Fund returned (14.63)%. During the same time period, the Index returned (13.82)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred.

For the fiscal year ended October 31, 2015, there were no contributing sub-industries. The precious metals & minerals sub-industry detracted most significantly from the Fund’s return, followed by the gold and silver sub-industries, respectively.

Positions that contributed most significantly to the Fund’s return included Franco-Nevada Corp., a gold company (portfolio average weight of 5.99%), and Agnico Eagle Mines Ltd., a gold company (portfolio average weight of 4.13%). Positions that detracted most significantly from the Fund’s return included Barrick Gold Corp., a gold company (portfolio average weight of 7.47%), and Goldcorp, Inc., a gold company (portfolio average weight of 7.83%).

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of October 31, 2015
Gold	80.2
Precious Metals & Minerals	13.3
Silver	6.6
Money Market Fund Plus Other Assets Less Liabilities	(0.1)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2015
Security
Newmont Mining Corp.	8.5
Barrick Gold Corp.	8.2
Franco-Nevada Corp.	7.3
Goldcorp, Inc.	7.0
Newcrest Mining Ltd.	6.2
Agnico Eagle Mines Ltd.	4.4
Silver Wheaton Corp.	4.2
Randgold Resources Ltd.	4.2
AngloGold Ashanti Ltd.	3.4
Royal Gold, Inc.	2.9
Total	56.3

*	Excluding money market fund holdings.

26

PowerShares Global Gold and Precious Metals Portfolio (PSAU) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2015

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception†
Index						Average Annualized	Cumulative
NASDAQ OMX Global Gold and Precious Metals IndexSM	(13.82)%	(30.69)%	(66.71)%	(20.97)%	(69.17)%	(8.49)%	(46.80)%
Fund
NAV Return	(14.63)	(31.33)	(67.62)	(21.70)	(70.57)	(9.19)	(49.63)
Market Price Return	(14.51)	(31.77)	(68.24)	(21.79)	(70.74)	(9.27)	(49.95)

Fund Inception: September 18, 2008

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.75% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in their respective constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund and Index returns are based on the inception date of the Fund.

27

PIO	Manager’s Analysis
PowerShares Global Water Portfolio (PIO)

As an index fund, the PowerShares Global Water Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the NASDAQ OMX Global Water IndexSM (the “Index”). The Fund generally will invest at least 90% of its total assets in securities of companies listed on a global exchange that create products designed to conserve and purify water for homes, businesses and industries that comprise the Index, as well as in American depositary receipts (“ADRs”) and global depositary receipts (“GDRs”) that are based on the securities in the Index. The Fund anticipates that the majority of its investments will be in the securities that comprise the Index, rather than ADRs or GDRs.

The Index was created by, and is a trademark of, the NASDAQ OMX Group, Inc., the Index provider. A security must have a worldwide market capitalization of $50 million to be included in the Index. The Index may include companies in emerging market countries. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2015, on a market price basis, the Fund returned (5.35)%. On a net asset value (“NAV”) basis, the Fund returned (5.07)%. During the same time period, the Index returned (4.26)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

For the fiscal year ended October 31, 2015, the utilities sector contributed most significantly to the Fund’s return, followed by the health care and materials sectors, respectively. The information technology sector detracted most significantly from the Fund’s return, followed by the industrials sector.

Positions that contributed most significantly to the Fund’s return included Veolia Environnement SA, a utilities company (portfolio average weight of 8.39%), and Pall Corp., an industrials company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return included SunEdison, Inc., an information technology company (no longer held at fiscal year-end), and Flowserve Corp., an industrials company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2015
Utilities	47.4
Industrials	38.1
Materials	9.1
Health Care	4.1
Information Technology	1.4
Other Assets Less Liabilities	(0.1)

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of October 31, 2015
Security
Ecolab, Inc.	8.5
Veolia Environnement SA	8.2
Geberit AG	7.8
Pentair PLC	7.8
HD Supply Holdings, Inc.	6.9
United Utilities Group PLC	4.4
Roper Technologies, Inc.	4.4
Acciona SA	4.4
Severn Trent PLC	4.2
Suez Environnement Co.	4.1
Total	60.7

28

PowerShares Global Water Portfolio (PIO) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2015

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception†
Index						Average Annualized	Cumulative
Blended—NASDAQ OMX Global Water IndexSM††	(4.26)%	11.28%	37.81%	5.03%	27.81%	0.50%	4.25%
NASDAQ OMX Global Water IndexSM	(4.26)	11.28	37.81	N/A	N/A	N/A	N/A
Fund
NAV Return	(5.07)	10.33	34.32	4.85	26.74	(0.11)	(0.92)
Market Price Return	(5.35)	10.32	34.26	4.74	26.03	(0.41)	(3.38)

Fund Inception: June 13, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.76% includes the unitary management fee of 0.75% and other expenses of 0.01%. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in their respective constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund and Index returns are based on the inception date of the Fund.

††	The Blended—NASDAQ OMX Global Water IndexSM performance is comprised of the performance of Palisades Global Water Index, the Fund’s previous underlying index, from Fund inception through date of the change to the Index, March 1, 2012, followed by the performance of the Index, starting from the conversion date through October 31, 2015.

29

IPKW	Manager’s Analysis
PowerShares International BuyBack Achievers™ Portfolio (IPKW)

As an index fund, the PowerShares International BuyBack AchieversTM Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the NASDAQ International BuyBack AchieversTM Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks that comprise the Index. Strictly in accordance with its guidelines and mandated procedure, the NASDAQ OMX Group, Inc. (“NASDAQ OMX” or the “Index Provider”) includes in the Index common stocks of foreign companies that are classified as “International BuyBack AchieversTM” pursuant to a proprietary selection methodology. To qualify as an “International BuyBack AchieversTM” and have its stock be eligible for inclusion in the Index, an issuer must: (i) have its common stock be included in the NASDAQ Global Ex-US Index (a broad-based index designed to track the performance of the global equity market and whose component securities are issued by companies located throughout the world, excluding the United States); (ii) have a minimum market capitalization of $250 million; (iii) have effected a net reduction of 5% or more of its outstanding shares in its latest fiscal year; and (iv) have a minimum three-month average daily cash volume of $1 million. The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2015, on a market price basis, the Fund returned 7.51%. On a net asset value (“NAV”) basis, the Fund returned 9.04%. During the same time period, the Index returned 9.94%. During the fiscal period, the Fund replicated the components of the Index, except for one security where a depositary receipt was held in lieu of a foreign local security. The Fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses incurred by the Fund during the period, as well as pricing differences between the local shares and the depositary receipt noted previously.

During this same time period, the MSCI ACWI ex USA® Index (Net) (the “Benchmark Index”) returned (4.68)%. The Benchmark Index is an unmanaged index weighted by market capitalization and based on the average performance of approximately 1,840 securities.

The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the developed and emerging equity markets outside the U.S. The performance of the Fund differed from the Benchmark Index in part because the Fund employs a modified market capitalization weighting methodology and selects stocks based on constituent companies engaging in stock buybacks, whereas the Benchmark Index selects and weights stocks based on market capitalization without any particular focus on companies engaging in such buybacks.

Relative to the Benchmark Index, the Fund was most overweight in the consumer discretionary sector and most underweight in the financials sector during the fiscal year ended October 31, 2015. The majority of the Fund’s outperformance relative to the

Benchmark Index during the period can be attributed to security selection within the information technology sector.

For the fiscal year ended October 31, 2015, the information technology sector contributed most significantly to the Fund’s return, followed by the consumer discretionary and consumer staples sectors, respectively. The energy sector detracted most significantly from the Fund’s return, followed by the materials and utilities sectors, respectively.

Positions that contributed most significantly to the Fund’s return included Nintendo Co., Ltd., an information technology company (no longer held at fiscal year-end), and Nippon Telegraph and Telephone Corp., a telecommunication services company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return included PT Tambang Batubara Bukit Asam (Persero) Tbk, Class B, an energy company (no longer held at fiscal year-end), and ShawCor Ltd., an energy company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2015
Consumer Discretionary	33.5
Financials	20.0
Industrials	17.9
Consumer Staples	12.9
Telecommunication Services	5.4
Health Care	5.3
Information Technology	1.8
Energy	1.7
Materials	1.5
Other Assets Less Liabilities	0.0

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of October 31, 2015
Security
NTT DoCoMo, Inc.	5.4
InterContinental Hotels Group PLC	5.4
Magna International, Inc.	5.1
Muenchener Rueckversicherungs-Gesellschaft AG	5.0
L’Oreal SA	4.9
Koninklijke Ahold NV	4.9
Dollarama, Inc.	4.6
Canadian Pacific Railway Ltd.	4.6
Evergrande Real Estate Group Ltd.	3.1
Nisshinbo Holdings, Inc.	2.8
Total	45.8

30

PowerShares International BuyBack Achievers™ Portfolio (IPKW) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2015

	1 Year	Fund Inception†
Index		Average Annualized	Cumulative
NASDAQ International BuyBack Achievers™ Index	9.94%	6.92%	11.82%
MSCI ACWI ex USA® Index (Net)††	(4.68)	(3.22)	(5.31)
Fund
NAV Return	9.04	6.08	10.39
Market Price Return	7.51	5.58	9.52

Fund Inception: February 27, 2014

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.55% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

††	Reflects invested dividends net of withholding taxes.

31

FXJP	Manager’s Analysis
PowerShares Japan Currency Hedged Low Volatility Portfolio (FXJP)

As an index fund, the PowerShares Japan Currency Hedged Low Volatility Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the S&P Japan 500 Low Volatility USD Hedged Index (Net) (the “Index”). The Fund generally will invest at least 90% of its total assets in securities that comprise the Index.

S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Index strictly in accordance with its existing guidelines and mandated procedures. The Index measures the performance of the 100 least volatile stocks in the S&P Japan 500 Index, while also employing a currency-hedged strategy to mitigate exposure to fluctuations between the value of the U.S. dollar and the Japanese yen. From the constituents of the S&P Japan 500 Index, the Index Provider selects securities with the least volatility over the past 12 months for inclusion in the Index, with the least volatile stocks receiving the greatest weights. To hedge against exchange rate fluctuations, the Fund also will invest in foreign currency forward contracts to “lock in” the contract’s agreed-upon exchange rates. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

The Fund commenced investment operations on October 6, 2015 and began trading on October 9, 2015. During the period from inception to October 31, 2015, on a market price basis, the Fund returned 2.42%. On a net asset value (“NAV”) basis, the Fund returned 2.95%. During the same time period, the Index returned 2.96%. During the fiscal period, the Fund fully replicated the components of the Index; therefore, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the MSCI Japan Index (Net) (the “Benchmark Index”) returned 2.90%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 290 securities.

The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall Japanese stock market. The performance of the Fund differed from the Benchmark Index primarily due to fees and operating expenses that the Fund incurred during the period.

Relative to the Benchmark Index, the Fund was most overweight in the industrials sector and most underweight in the financials sector during the period ended October 31, 2015.

For the period ended October 31, 2015, the industrials sector contributed most significantly to the Fund’s return, followed by the consumer staples and health care sectors, respectively. The telecommunication services sector was the only detracting sector.

Positions that contributed most significantly to the Fund’s return included Suzuken Co. Ltd., a health care company (portfolio average weight of 0.82%), and Nisshin Seifun Group, Inc., a consumer staples company (portfolio average weight of 0.82%). Positions that detracted most significantly from the Fund’s return included Komatsu Ltd., an industrials company (portfolio average weight of 1.1%), and SoftBank Group Corp., a telecommunication services company (portfolio average weight of 1.01%).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2015
Industrials	29.4
Consumer Discretionary	16.5
Consumer Staples	14.6
Materials	9.3
Health Care	8.8
Information Technology	6.4
Utilities	5.0
Financials	4.8
Energy	3.0
Telecommunication Services	1.8
Money Market Fund Plus Other Assets Less Liabilities	0.4

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2015
Security
McDonald’s Holdings Co. Japan Ltd.	1.8
Kagome Co. Ltd.	1.6
Shochiku Co. Ltd.	1.3
TonenGeneral Sekiyu K.K.	1.2
Oracle Corp. Japan	1.2
Takeda Pharmaceutical Co. Ltd.	1.1
Autobacs Seven Co. Ltd.	1.1
Tobu Railway Co., Ltd.	1.1
Osaka Gas Co. Ltd.	1.1
Maruha Nichiro Corp.	1.1
Total	12.6

*	Excluding money market fund holdings.

32

PowerShares Japan Currency Hedged Low Volatility Portfolio (FXJP) (continued)

Fund Performance History as of October 31, 2015

Fund Inception†
Index	Cumulative
S&P Japan 500 Low Volatility USD Hedged Index (Net)††	2.96%
MSCI Japan Index (Net)††	2.90
Fund
NAV Return	2.95
Market Price Return	2.42

Fund Inception: October 9, 2015

Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.25% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

††	Reflects invested dividends net of withholding taxes.

33

IDHQ	Manager’s Analysis
PowerShares S&P International Developed High Quality Portfolio (IDHQ)

As an index fund, the PowerShares S&P International Developed High Quality Portfolio (the “Fund”) is passively managed and attempts to track the return of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the S&P International Developed High Quality Rankings Index (Net) (the “Index”). The Fund generally will invest at least 90% of its total assets in securities that comprise the Index. The Index is comprised of securities selected to provide exposure to the constituents of the S&P Developed ex United States BMI Index that are identified by S&P Dow Jones Indices LLC (the “Index Provider”) as high quality stocks based on historical records of earnings and dividends.

Historically, the Index has been composed of securities with an adjusted market capitalization of at least $500 million and that are domiciled in the following countries: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Singapore, South Korea, Spain, Sweden, Switzerland and the United Kingdom; however, this universe of countries may change in accordance with the Index methodology. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2015, on a market price basis, the Fund returned 4.42%. On a net asset value (“NAV”) basis, the Fund returned 5.60%. During the same time period, the Index returned 6.31%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred, as well as trading costs around the Index’s semi-annual rebalances during the period.

During this same time period, the MSCI EAFE® Index (Net) (the “Benchmark Index”) returned (0.07)%. The Benchmark Index is an unmanaged index weighted by market capitalization and based on the average performance of approximately 910 securities.

The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the international equity markets in developed countries outside the U.S. The performance of the Fund differed from the Benchmark Index in part because the Fund employs a quality ranking-driven weighting and stock selection methodology, as defined by the Index Provider, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the consumer discretionary sector and most underweight in the financials sector during the fiscal year ended October 31, 2015. The majority of the Fund’s outperformance relative to the Benchmark Index during that period can be attributed to security selection within the consumer discretionary sector.

For the fiscal year ended October 31, 2015, the consumer discretionary sector contributed most significantly to the Fund’s return, followed by the consumer staples and health care sectors, respectively. The industrials sector detracted most significantly from the Fund’s return, followed by the energy and financials sectors, respectively.

Positions that contributed most significantly to the Fund’s return included Hanssem Co. Ltd., a consumer discretionary company (portfolio average weight of 0.43%), and Redrow PLC, a consumer discretionary company (portfolio average weight of 0.39%). Positions that detracted most significantly from the Fund’s return included Serco Group PLC, an industrials company (portfolio average weight of 0.45%), and Sa Sa International Holdings Ltd., a consumer discretionary company (portfolio average weight of 0.37%).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2015
Consumer Discretionary	24.7
Industrials	18.7
Consumer Staples	16.6
Financials	11.5
Health Care	10.9
Materials	5.7
Information Technology	4.9
Utilities	3.1
Energy	2.0
Telecommunication Services	1.8
Other Assets Less Liabilities	0.1

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of October 31, 2015
Security
Industria de Diseno Textil SA	0.6
Red Electrica Corp. SA	0.6
Reckitt Benckiser Group PLC	0.6
Intertek Group PLC	0.6
Fresenius Medical Care AG & Co. KGaA	0.6
British American Tobacco PLC	0.6
Metro, Inc.	0.6
K’s Holdings Corp.	0.6
Getinge AB, Class B	0.6
Canadian National Railway Co.	0.6
Total	6.0

34

PowerShares S&P International Developed High Quality Portfolio (IDHQ) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2015

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception†
Index						Average Annualized	Cumulative
Blended—S&P International Developed High Quality Rankings Index (Net)††, †††	6.31%	9.32%	30.64%	6.38%	36.27%	0.58%	4.98%
MSCI EAFE® Index (Net)†††	(0.07)	8.02	26.03	4.81	26.47	0.20	1.69
S&P International Developed High Quality Rankings Index (Net)†††	6.31	9.32	30.64	N/A	N/A	N/A	N/A
Fund
NAV Return	5.60	8.58	28.02	5.54	30.94	(0.59)	(4.82)
Market Price Return	4.42	8.14	26.47	5.56	31.07	(0.80)	(6.48)

Fund Inception: June 13, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently, or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.47% includes the unitary management fee of 0.45% and other expenses of 0.02%. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

††	The Blended—S&P International Developed High Quality Rankings Index performance is comprised of the performance of QSG Developed International Opportunities Index, the Fund’s previous underlying index, from Fund inception through date of the change to the Index, March 1, 2012, followed by the performance of the Index, starting from the conversion date through October 31, 2015.

†††	Reflects invested dividends net of withholding taxes.

35

Schedule of Investments

PowerShares Developed EuroPacific Currency Hedged Low Volatility Portfolio (FXEP)

October 31, 2015

Number of Shares		Value
	Common Stocks and Other Equity Interests—99.9%
	Australia—14.1%
1,112	AGL Energy Ltd.	$13,273
1,232	Amcor Ltd.	11,998
526	ASX Ltd.	15,469
3,022	Aurizon Holdings Ltd.	11,147
12,340	AusNet Services	12,722
616	Australia & New Zealand Banking Group Ltd.	11,958
1,662	Bendigo & Adelaide Bank Ltd.	12,688
3,036	Boral Ltd.	11,675
1,810	Brambles Ltd.	13,404
2,004	Coca-Cola Amatil Ltd.	13,025
240	Commonwealth Bank of Australia	13,138
188	CSL Ltd.	12,580
2,594	Goodman Group REIT	11,234
3,942	GPT Group (The) REIT	13,415
3,062	Insurance Australia Group Ltd.	12,255
1,208	Lend Lease Group	11,204
202	Macquarie Group Ltd.	12,351
9,598	Mirvac Group REIT	12,360
596	National Australia Bank Ltd.	12,820
4,388	Scentre Group REIT	12,961
866	Sonic Healthcare Ltd.	11,912
4,772	Stockland REIT	13,788
1,494	Suncorp Group Ltd.	13,974
3,154	Sydney Airport	14,514
3,984	Telstra Corp. Ltd.	15,349
2,058	Transurban Group	15,329
5,872	Vicinity Centres REIT(a)	12,191
528	Wesfarmers Ltd.	14,846
532	Westpac Banking Corp.	11,910

		375,490

	Austria—1.0%
598	BUWOG AG	12,782
342	Oesterreichische Post AG	12,505

		25,287

	Belgium—2.4%
78	Ackermans & van Haaren NV	11,934
318	Ageas	14,116
256	Colruyt SA	12,735
168	Groupe Bruxelles Lambert SA	13,716
192	Telenet Group Holding NV(a)	11,224

		63,725

	China—0.4%
7,254	Global Logistic Properties Ltd.	11,602

	Denmark—0.9%
312	DSV A/S	12,709
578	Tryg A/S	10,445

		23,154

	Finland—0.4%
238	Sampo Oyj, Class A	11,694

	France—3.4%
108	Aeroports de Paris	13,642
358	Alstom SA(a)	11,729
512	Bureau Veritas SA	11,634

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	France (continued)
198	Danone SA	$13,869
102	Pernod Ricard SA	12,079
164	Sodexo SA	14,669
488	Vivendi SA	11,814

		89,436

	Germany—4.6%
132	Beiersdorf AG	12,603
116	Hannover Rueck SE	13,480
134	Henkel AG & Co. KGaA	12,435
106	Henkel AG & Co. KGaA (Preference Shares)	11,557
112	Kabel Deutschland Holding AG	14,321
64	Linde AG	11,152
310	MAN SE	32,477
72	Muenchener Rueckversicherungs-Gesellschaft AG	14,436

		122,461

	Hong Kong—9.2%
3,686	Bank of East Asia Ltd. (The)	13,816
1,538	Cheung Kong Infrastructure Holdings Ltd.	14,318
2,210	CLP Holdings Ltd.	19,248
760	Hang Seng Bank Ltd.	13,984
33,750	HK Electric Investments & HK Electric Investments Ltd.(b)	25,911
8,488	Hong Kong & China Gas Co. Ltd.	17,239
1,552	Hongkong Land Holdings Ltd.	11,655
2,828	Hysan Development Co. Ltd.	12,571
238	Jardine Matheson Holdings Ltd.	12,992
430	Jardine Strategic Holdings Ltd.	12,973
4,136	Kerry Properties Ltd.	12,274
2,248	Link REIT	13,473
2,816	MTR Corp. Ltd.	12,790
10,516	New World Development Co. Ltd.	11,276
1,350	Power Assets Holdings Ltd.	13,474
976	Sun Hung Kai Properties Ltd.	13,085
1,220	Swire Pacific Ltd., Class A	14,168

		245,247

	Ireland—0.5%
168	Kerry Group PLC, Class A	13,724

	Israel—3.1%
2,324	Bank Hapoalim BM	12,125
3,062	Bank Leumi Le-Israel(a)	11,638
148	Check Point Software Technologies Ltd.(a)	12,571
138	Elbit Systems Ltd.	10,958
1,216	Gazit-Globe Ltd.	13,207
6,446	Israel Discount Bank Ltd., Class A(a)	11,779
930	Mizrahi Tefahot Bank Ltd.	11,303

		83,581

	Italy—0.5%
2,386	Terna-Rete Elettrica Nationale SpA	12,198

	Japan—10.8%
6	Advance Residence Investment Corp. REIT	12,853
3,246	Aozora Bank Ltd.	11,916
392	Canon, Inc.	11,824
4	Frontier Real Estate Investment Corp. REIT	16,242

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

36

PowerShares Developed EuroPacific Currency Hedged Low Volatility Portfolio (FXEP) (continued)

October 31, 2015

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Japan (continued)
14	GLP J-REIT REIT	$13,968
1,774	Hankyu Hanshin Holdings, Inc.	11,628
6	Japan Retail Fund Investment Corp. REIT	11,664
1,048	Kagome Co. Ltd.	17,881
2,966	Kintetsu Group Holdings Co. Ltd.	11,527
156	Lawson, Inc.	11,622
1,938	Marubeni Corp.	11,280
814	McDonald’s Holdings Co. Japan Ltd.	19,285
880	Mitsui & Co. Ltd.	11,234
8	Nippon Prologis REIT, Inc. REIT	14,141
10	ORIX JREIT Inc. REIT	13,507
3,096	Osaka Gas Co. Ltd.	12,269
260	Takeda Pharmaceutical Co. Ltd.	12,777
2,504	Tobu Railway Co., Ltd.	12,180
2,136	Tokyo Gas Co. Ltd.	10,649
1,252	TonenGeneral Sekiyu K.K.	13,062
172	Toyota Motor Corp.	10,646
10	United Urban Investment Corp. REIT	13,930

		286,085

	Luxembourg—0.4%
376	SES SA FDR, Class A	11,167

	Netherlands—1.4%
170	Heineken Holding NV, Class A	13,695
430	NN Group NV	13,571
332	Wolters Kluwer NV	11,294

		38,560

	New Zealand—3.2%
4,174	Auckland International Airport Ltd.	14,855
2,698	Fisher & Paykel Healthcare Corp. Ltd.	14,202
2,622	Fletcher Building Ltd.	13,234
3,108	Ryman Healthcare Ltd.	16,592
4,070	Sky Network Television Ltd.	12,502
4,638	SKYCITY Entertainment Group Ltd.	12,584

		83,969

	Norway—0.5%
830	Gjensidige Forsikring ASA	12,673

	Singapore—15.2%
7,454	Ascendas Real Estate Investment Trust REIT	12,721
14,652	CapitaLand Commercial Trust Ltd. REIT	14,751
5,512	CapitaLand Ltd.	12,201
9,900	CapitaLand Mall Trust REIT	13,996
2,270	City Developments Ltd.	12,870
1,188	DBS Group Holdings Ltd.	14,650
22,724	Hutchison Port Holdings Trust	12,612
532	Jardine Cycle & Carriage Ltd.	12,391
24,886	Keppel REIT	17,148
2,392	Keppel Corp. Ltd.	12,092
6,612	M1 Ltd.	13,408
20,164	Mapletree Greater China Commercial Trust REIT(b)	14,326
22,492	Mapletree Logistics Trust REIT	16,381
2,404	Oversea-Chinese Banking Corp. Ltd.	15,500
5,642	SATS Ltd.	15,268
1,736	Singapore Airlines Ltd.	13,387
2,342	Singapore Exchange Ltd.	12,341

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Singapore (continued)
11,872	Singapore Post Ltd.	$16,064
8,472	Singapore Press Holdings Ltd.	24,137
5,734	Singapore Technologies Engineering Ltd.	13,552
5,366	Singapore Telecommunications Ltd.	15,249
7,632	StarHub Ltd.	19,618
14,254	Suntec REIT	16,793
1,066	United Overseas Bank Ltd.	15,474
2,786	UOL Group Ltd.	13,050
2,768	Venture Corp. Ltd.	16,345
8,116	Wilmar International Ltd.	18,139

		404,464

	Spain—2.2%
678	Abertis Infraestructuras SA	11,317
264	Amadeus IT Holding SA, Class A	11,304
566	Gas Natural SDG SA	12,323
1,844	Iberdrola SA	13,234
796	Telefonica SA	10,578

		58,756

	Sweden—3.3%
306	Hennes & Mauritz AB, Class B	11,976
584	Industrivarden AB, Class C	10,695
238	L E Lundbergforetagen AB, Class B	12,213
900	Skandinaviska Enskilda Banken AB, Class A	9,529
698	Svenska Handelsbanken AB, Class A	9,552
492	Swedbank AB, Class A	11,363
378	Swedish Match AB	11,962
2,174	TeliaSonera AB	11,196

		88,486

	Switzerland—4.8%
6	Givaudan SA	10,774
100	Kuehne + Nagel International AG	13,908
182	Nestle SA	13,958
40	Roche Holding AG	10,977
82	Schindler Holding AG	13,376
76	Schindler Holding AG-PC	12,382
172	Swiss Re AG	16,035
24	Swisscom AG	12,417
196	Wolseley PLC	11,554
44	Zurich Insurance Group AG	11,663

		127,044

	United Kingdom—17.2%
178	AstraZeneca PLC	11,410
1,908	BAE Systems PLC	12,974
228	British American Tobacco PLC	13,590
1,024	British Land Co. PLC (The) REIT	13,767
1,758	BT Group PLC	12,625
518	Bunzl PLC	14,872
860	Compass Group PLC	14,862
236	Derwent London PLC REIT	14,142
450	Diageo PLC	13,055
2,680	Direct Line Insurance Group PLC	16,324
3,458	G4S PLC	12,962
600	GlaxoSmithKline PLC	13,019
1,350	Hammerson PLC REIT	13,271

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

37

PowerShares Developed EuroPacific Currency Hedged Low Volatility Portfolio (FXEP) (continued)

October 31, 2015

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	United Kingdom (continued)
1,480	HSBC Holdings PLC	$11,602
732	Inmarsat PLC	11,135
2,312	Intu Properties PLC REIT	12,358
660	Land Securities Group PLC REIT	13,649
3,230	Legal & General Group PLC	13,050
10,142	Lloyds Banking Group PLC	11,549
1,020	National Grid PLC	14,568
114	Next PLC	14,085
628	Pearson PLC	8,356
502	Prudential PLC	11,777
148	Reckitt Benckiser Group PLC	14,501
752	RELX NV	12,917
806	RELX PLC	14,464
1,376	Sage Group PLC (The)	11,582
386	Severn Trent PLC	13,371
802	Sky PLC	13,575
500	SSE PLC	11,699
380	Travis Perkins PLC	11,244
314	Unilever PLC	14,029
834	United Utilities Group PLC	12,732
184	Whitbread PLC	14,112
560	WPP PLC	12,610

		455,838

	United States—0.4%
398	QIAGEN NV(a)	9,699

	Total Common Stocks and Other Equity Interests (Cost $2,566,859)	2,654,340

	Money Market Fund—0.0%
351	Invesco Premier Portfolio—Institutional Class, 0.12%(c) (Cost $351)	351

	Total Investments (Cost $2,567,210)—99.9%	2,654,691
	Other assets less liabilities—0.1%	1,377

	Net Assets—100.0%	$2,656,068

Investment Abbreviations:

FDR—Fiduciary Depositary Receipt

PC—Participation Certificate

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2015 was $40,237, which represented 1.51% of the Fund’s Net Assets.
(c)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of October 31, 2015.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

38

Schedule of Investments

PowerShares DWA Developed Markets Momentum Portfolio (PIZ)

October 31, 2015

Number of Shares		Value
	Common Stocks and Other Equity Interests—100.0%
	Australia—5.1%
81,326	CSL Ltd.	$5,441,886
182,165	Ramsay Health Care Ltd.	8,059,168

		13,501,054

	Belgium—1.7%
10,419	Ackermans & van Haaren NV	1,594,045
13,658	Anheuser-Busch InBev NV	1,639,991
21,693	KBC Groep NV	1,327,560

		4,561,596

	Canada—10.5%
116,147	Alimentation Couche-Tard, Inc., Class B	4,993,518
12,500	CCL Industries, Inc., Class B	1,769,882
50,099	CGI Group, Inc., Class A(a)	1,859,830
16,161	Constellation Software, Inc.	6,978,993
28,811	Dollarama, Inc.	1,945,103
96,602	Element Financial Corp.(a)	1,248,549
29,590	Magna International, Inc.	1,559,618
172,472	Metro, Inc.	4,928,901
49,482	Open Text Corp.	2,292,280

		27,576,674

	China—0.5%
1,081,715	Sino Biopharmaceutical Ltd.	1,352,475

	Denmark—9.7%
23,208	Coloplast A/S, Class B	1,672,742
61,717	Genmab A/S(a)	6,115,753
88,865	Novo Nordisk A/S, Class B	4,742,573
86,662	Novozymes A/S, Class B	4,037,089
40,730	Pandora A/S	4,720,824
74,395	Vestas Wind Systems A/S	4,356,017

		25,644,998

	Finland—1.5%
40,488	Orion Oyj, Class B	1,454,459
50,941	Sampo Oyj, Class A	2,502,978

		3,957,437

	France—7.8%
1,118,527	Bollore SA	5,562,586
9,001	Christian Dior SE	1,780,784
28,870	Essilor International SA	3,814,194
16,908	Ingenico Group	2,005,955
8,002	LVMH Moet Hennessy Louis Vuitton SE	1,499,164
32,024	Rubis SCA	2,582,044
42,718	Safran SA	3,261,193

		20,505,920

	Germany—8.8%
20,431	Adidas AG	1,840,511
13,094	Continental AG	3,163,340
47,265	Freenet AG	1,601,842
20,318	Fresenius Medical Care AG & Co. KGaA	1,837,962
19,807	Fresenius SE & Co. KGaA	1,460,477
15,860	Henkel AG & Co. KGaA	1,471,834
129,198	ProSiebenSat.1 Media SE	7,020,328
30,406	United Internet AG	1,587,201
64,235	Wirecard AG	3,335,343

		23,318,838

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Hong Kong—2.6%
2,932,237	Goldin Financial Holdings Ltd.(a)	$5,486,050
369,424	Techtronic Industries Co. Ltd.	1,356,126

		6,842,176

	Ireland—2.8%
76,558	Glanbia PLC	1,491,811
20,767	Kerry Group PLC, Class A	1,696,433
63,931	Kingspan Group PLC	1,555,789
17,121	Ryanair Holdings PLC ADR	1,338,691
46,591	Smurfit Kappa Group PLC	1,334,533

		7,417,257

	Israel—1.2%
53,142	NICE Systems Ltd.	3,270,510

	Italy—0.5%
57,040	Recordati SpA	1,424,639

	Japan—7.3%
52,381	Alps Electric Co. Ltd.	1,645,113
46,958	Don Quijote Holdings Co. Ltd.	1,741,347
111,451	Fuji Heavy Industries Ltd.	4,366,607
26,877	Hoshizaki Electric Co. Ltd.	1,962,182
105,179	M3, Inc.	2,054,335
41,720	Olympus Corp.	1,419,189
7,728	Ryohin Keikaku Co. Ltd.	1,564,492
31,488	Sohgo Security Services Co. Ltd.	1,531,672
27,278	Sysmex Corp.	1,575,535
17,870	Tsuruha Holdings, Inc.	1,424,565

		19,285,037

	Luxembourg—1.0%
7,152	Eurofins Scientific SE	2,601,226

	Singapore—0.7%
361,556	Singapore Exchange Ltd.	1,905,236

	South Africa—0.8%
91,632	Mondi PLC	2,128,406

	Spain—5.5%
221,064	Gamesa Corp. Tecnologica SA	3,512,794
95,274	Industria de Diseno Textil SA	3,589,361
33,945	Red Electrica Corp. SA	3,007,287
72,864	Viscofan SA	4,277,198

		14,386,640

	Sweden—5.5%
75,152	ASSA ABLOY AB, Class B	1,504,642
13,048	Autoliv, Inc. SDR	1,575,112
68,554	Hexagon AB, Class B	2,396,296
672,549	Hexpol AB, Class B	6,590,085
139,596	Trelleborg AB, Class B	2,374,017

		14,440,152

	Switzerland—9.3%
3,299	EMS-CHEMIE HOLDING AG	1,400,590
1,098	Galenica AG	1,615,115
13,322	Geberit AG	4,315,206
937	Givaudan SA	1,682,465

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

39

PowerShares DWA Developed Markets Momentum Portfolio (PIZ) (continued)

October 31, 2015

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Switzerland (continued)
34,796	Kuehne + Nagel International AG	$4,839,495
3,971	Partners Group Holding AG	1,442,169
23,683	Schindler Holding AG-PC	3,858,473
26,319	Sonova Holding AG	3,604,428
18,207	Swiss Re AG	1,697,412

		24,455,353

	United Kingdom—16.1%
34,897	Bellway PLC	1,399,112
27,024	Berkeley Group Holdings PLC (The)	1,384,795
48,902	Croda International PLC	2,188,692
18,145	DCC PLC	1,458,604
24,778	Derwent London PLC REIT	1,484,764
121,494	Essentra PLC	1,579,889
126,955	Hargreaves Lansdown PLC	2,831,239
130,212	Hiscox Ltd.	1,945,636
245,115	Howden Joinery Group PLC	1,754,983
120,933	IG Group Holdings PLC	1,411,038
766,922	ITV PLC	2,989,511
455,411	Legal & General Group PLC	1,839,928
29,329	Reckitt Benckiser Group PLC	2,873,558
100,895	Rightmove PLC	5,982,012
148,790	RPC Group PLC	1,495,940
45,932	Spirax-Sarco Engineering PLC	2,157,205
827,691	Taylor Wimpey PLC	2,531,005
71,275	Travis Perkins PLC	2,109,076
61,331	WH Smith PLC	1,614,968
18,984	Whitbread PLC	1,455,975

		42,487,930

	United States—1.1%
30,254	Valeant Pharmaceuticals International, Inc.(a)	2,822,026

	Total Investments (Cost $250,020,325)—100.0%	263,885,580
	Other assets less liabilities—0.0%	110,798

	Net Assets—100.0%	$263,996,378

Investment Abbreviations:

ADR—American Depositary Receipt

PC—Participation Certificate

REIT—Real Estate Investment Trust

SDR—Swedish Depositary Receipt

Notes to Schedule of Investments:

(a)	Non-income producing security.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

40

Schedule of Investments

PowerShares DWA Emerging Markets Momentum Portfolio (PIE)

October 31, 2015

Number of Shares		Value
	Common Stocks and Other Equity Interests—99.8%
	China—21.5%
492,500	AAC Technologies Holdings, Inc.	$3,139,250
514,016	ANTA Sports Products Ltd.	1,442,542
1,464,000	Beijing Enterprises Water Group Ltd.	1,169,296
4,055,875	China Dongxiang Group Co. Ltd.	1,030,964
1,602,000	China Power International Development Ltd.	1,012,864
964,000	China Resources Gas Group Ltd.	2,655,630
6,120,000	China Traditional Chinese Medicine Co. Ltd.(a)	4,643,243
1,358,000	CSPC Pharmaceutical Group Ltd.	1,268,619
7,444,000	CT Environmental Group Ltd.	2,650,990
208,000	ENN Energy Holdings Ltd.	1,198,333
784,000	Guangdong Investment Ltd.	1,106,690
1,692,895	Haitian International Holdings Ltd.	2,975,088
290,000	Hengan International Group Co. Ltd.	3,141,314
9,067	NetEase, Inc. ADR	1,310,454
1,065,456	Shenzhou International Group Holdings Ltd.	5,258,473
35,689	TAL Education Group, Class A ADR(a)	1,372,242
240,872	Tencent Holdings Ltd.	4,556,307
766,800	Xinjiang Goldwind Science & Technology Co. Ltd., H-Shares	1,446,513
136,500	Zhuzhou CSR Times Electric Co. Ltd., H-Shares	890,321

		42,269,133

	India—1.3%
19,844	Dr Reddy’s Laboratories Ltd. ADR	1,285,693
34,664	WNS (Holdings) Ltd. ADR(a)	1,181,002

		2,466,695

	Indonesia—0.6%
1,203,116	PT Bank Central Asia Tbk	1,133,896

	Malaysia—6.5%
2,180,100	Cahya Mata Sarawak Bhd	2,699,751
1,422,500	Hap Seng Consolidated Bhd	2,003,288
4,025,600	Hartalega Holdings Bhd	4,882,071
4,312,500	Sunway Bhd	3,111,907

		12,697,017

	Mexico—6.4%
619,900	Alsea SAB de CV	2,035,736
368,100	Gruma SAB de CV, Class B	5,676,696
219,297	Grupo Aeroportuario del Centro Norte SAB de CV, Class B	1,127,216
129,946	Grupo Aeroportuario del Pacifico SAB de CV, Class B	1,169,603
195,000	Industrias Bachoco SAB de CV, Series B	889,305
129,000	Promotora y Operadora de Infraestructura SAB de CV(a)	1,616,407

		12,514,963

	Philippines—13.2%
1,962,207	Aboitiz Equity Ventures, Inc.	2,346,937
3,577,861	Aboitiz Power Corp.	3,209,529
1,445,746	Ayala Land, Inc.	1,107,005
20,821	Globe Telecom, Inc.	1,013,923
3,107,659	JG Summit Holdings, Inc.	4,739,147
560,891	Metropolitan Bank & Trust Co.	1,018,876
2,251,213	Robinsons Land Corp.	1,471,318

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Philippines (continued)
485,033	Security Bank Corp.	$1,472,089
1,149,406	Semirara Mining and Power Corp.	3,287,174
65,500	SM Investments Corp.	1,224,103
1,190,920	Universal Robina Corp.	5,102,489

		25,992,590

	Russia—0.5%
149,285	Sistema JSFC GDR(b)	1,037,531

	South Africa—14.0%
216,664	AVI Ltd.	1,382,529
162,575	Brait SE(a)	1,870,125
210,304	Clicks Group Ltd.	1,539,963
114,807	Discovery Ltd.	1,230,670
325,053	EOH Holdings Ltd.	3,602,113
202,819	Famous Brands Ltd.	1,980,205
271,070	FirstRand Ltd.	997,175
116,293	Hyprop Investments Ltd. REIT	1,057,083
69,869	Mondi Ltd.	1,629,137
16,873	Naspers Ltd., Class N	2,477,181
374,529	Netcare Ltd.	1,069,064
107,496	Pioneer Foods Group Ltd.	1,545,484
162,870	PSG Group Ltd.	3,148,719
188,859	Resilient Property Income Fund Ltd. REIT	1,668,819
212,951	RMB Holdings Ltd.	1,040,798
533,457	Super Group Ltd.(a)	1,258,043

		27,497,108

	South Korea—18.4%
3,453	Amorepacific Corp.	1,143,377
23,846	AMOREPACIFIC Group	3,367,577
16,297	CJ CGV Co. Ltd.	1,486,679
7,756	CJ Corp.	1,632,771
49,604	Dongsuh Cos., Inc.	1,468,475
45,263	Hanmi Science Co. Ltd.(a)	5,220,898
20,453	Hanssem Co. Ltd.	4,189,093
17,994	Hotel Shilla Co. Ltd.	1,736,187
45,163	Hyundai Greenfood Co. Ltd.	944,816
11,110	KEPCO Plant Service & Engineering Co. Ltd.	1,013,499
14,205	Korea Aerospace Industries Ltd.	1,121,398
18,374	Korea Electric Terminal Co. Ltd.	1,589,120
14,865	Korea Kolmar Co. Ltd.	1,170,893
8,035	SK Holdings Co. Ltd.	1,881,799
39,171	ViroMed Co. Ltd.(a)	5,459,648
928	Young Poong Corp.	1,019,127
41,626	Youngone Corp.	1,748,946

		36,194,303

	Taiwan—10.4%
530,000	Chicony Electronics Co. Ltd.	1,266,900
1,291,800	China Life Insurance Co. Ltd.	1,070,415
497,000	Elite Material Co. Ltd.	1,021,144
652,000	Feng Tay Enterprise Co. Ltd.	3,745,683
273,000	Giant Manufacturing Co. Ltd.	2,064,519
900,000	Hota Industrial Manufacturing Co. Ltd.	2,994,132
81,000	King Slide Works Co. Ltd.	1,064,164
228,000	Merida Industry Co. Ltd.	1,337,933
164,000	President Chain Store Corp.	1,091,195

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

41

PowerShares DWA Emerging Markets Momentum Portfolio (PIE) (continued)

October 31, 2015

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Taiwan (continued)
533,000	Taiwan Paiho Ltd.	$1,278,996
352,000	Taiwan Secom Co. Ltd.	1,059,356
253,000	Taiwan Semiconductor Manufacturing Co. Ltd.	1,063,795
765,000	Uni-President Enterprises Corp.	1,296,071

		20,354,303

	Thailand—6.4%
3,810,600	Bangkok Dusit Medical Services PCL NVDR	2,035,606
783,100	Bangkok Life Assurance PCL NVDR	1,133,891
3,708,800	BTS Group Holdings PCL NVDR	1,006,253
361,735	Bumrungrad Hospital PCL NVDR	2,196,802
917,700	Central Pattana PCL NVDR	1,186,876
489,717	Delta Electronics Thailand PCL NVDR	1,163,452
410,500	Glow Energy PCL NVDR	989,678
939,440	Intouch Holdings PCL NVDR	1,980,966
72,862	Siam Cement PCL (The) NVDR	930,044

		12,623,568

	Turkey—0.6%
97,947	Ford Otomotiv Sanayi AS	1,153,861

	Total Common Stocks and Other Equity Interests (Cost $191,306,052)	195,934,968

	Money Market Fund—0.1%
230,299	Invesco Premier Portfolio—Institutional Class, 0.12%(c) (Cost $230,299)	230,299

	Total Investments (Cost $191,536,351)—99.9%	196,165,267
	Other assets less liabilities—0.1%	102,800

	Net Assets—100.0%	$196,268,067

Investment Abbreviations:

ADR—American Depositary Receipt

GDR—Global Depositary Receipt

NVDR—Non-voting Depositary Receipt

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2015 was $1,037,531, which represented 0.53% of the Fund’s Net Assets.
(c)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of October 31, 2015.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

42

Schedule of Investments

PowerShares Emerging Markets Infrastructure Portfolio (PXR)

October 31, 2015

Number of Shares		Value
	Common Stocks and Other Equity Interests—100.1%
	Australia—0.4%
5,976	CIMIC Group Ltd.	$118,186

	Brazil—4.1%
145,010	Cia Siderurgica Nacional SA ADR(a)	178,362
186,843	Gerdau SA (Preference Shares) ADR	259,712
40,500	Iochpe-Maxion SA	168,590
89,704	Vale SA ADR(a)	391,110
42,060	WEG SA	157,575

		1,155,349

	Chile—0.5%
52,186	CAP SA	138,080

	China—33.6%
772,950	Angang Steel Co. Ltd., H-Shares	323,139
247,174	Anhui Conch Cement Co. Ltd., H-Shares	757,459
832,919	BBMG Corp. H-Shares	587,872
783,637	China Communications Construction Co. Ltd., H-Shares	1,083,933
588,797	China Machinery Engineering Corp., H-Shares	513,576
858,673	China Molybdenum Co. Ltd., H-Shares	479,743
601,312	China National Building Material Co. Ltd., H-Shares	376,300
394,630	China Railway Construction Corp. Ltd., H-Shares	593,719
807,412	China Railway Group Ltd., H-Shares	768,855
382,010	Chongqing Iron & Steel Co. Ltd., H-Shares(b)	61,614
543,379	CSG Holding Co. Ltd., Class B	431,893
52,540	CSSC Offshore and Marine Engineering Group Company Ltd., H-Shares(b)	130,026
242,221	Dongfang Electric Corp. Ltd., H-Shares	290,974
286,185	First Tractor Co. Ltd., H-Shares	195,711
480,885	Harbin Electric Co. Ltd., H-Shares	287,907
157,000	Huaxin Cement Co. Ltd., Class B	104,719
263,862	Jiangxi Copper Co. Ltd., H-Shares	349,315
1,341,399	Lonking Holdings Ltd.	216,352
2,058,056	Metallurgical Corp. of China Ltd., H-Shares	759,479
588,526	Shanghai Electric Group Co. Ltd., H-Shares	365,261
356,163	Xinjiang Goldwind Science & Technology Co. Ltd., H-Shares	671,876

		9,349,723

	France—1.5%
12,972	Alstom SA(b)	425,014

	India—2.2%
13,225	Larsen & Toubro Ltd. GDR(c)	283,015
18,054	Mahindra & Mahindra Ltd. GDR(c)	326,777

		609,792

	Indonesia—4.7%
78,600	PT Indocement Tunggal Prakarsa Tbk	103,364
1,690,899	PT Pembangunan Perumahan Persero Tbk	470,672
172,335	PT Semen Indonesia (Persero) Tbk	123,389
390,928	PT Tower Bersama Infrastructure Tbk(b)	204,211
90,657	PT United Tractors Tbk	119,882
436,105	PT Vale Indonesia Tbk	71,211
935,800	PT Waskita Karya Persero Tbk	111,441

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Indonesia (continued)
449,768	PT Wijaya Karya Persero Tbk	$96,608

		1,300,778

	Israel—0.6%
4,942	Caesarstone Sdot-Yam Ltd.	175,490

	Italy—1.6%
41,076	Italcementi SpA	458,284

	Malaysia—4.4%
754,974	Dialog Group Bhd	281,182
336,884	Gamuda Bhd	352,881
552,514	IJM Corp. Bhd	426,989
71,024	Lafarge Malaysia Bhd	150,447

		1,211,499

	Mexico—4.1%
79,889	Cemex SAB de CV ADR(b)	504,100
17,489	Grupo Carso SAB de CV, Series A1	77,918
44,504	Promotora y Operadora de Infraestructura SAB de CV(b)	557,648

		1,139,666

	Netherlands—0.4%
3,750	OCI NV(b)	106,564

	Philippines—0.9%
2,331,367	Metro Pacific Investments Corp.	259,926

	Russia—3.9%
56,680	Evraz PLC(b)	74,187
23,349	Magnitogorsk Iron & Steel Works OJSC GDR(c)	115,227
136,455	Mechel ADR(a)(b)	137,820
39,429	MMC Norilsk Nickel PJSC ADR	585,521
4,977	Novolipetsk Steel OJSC GDR(c)	61,217
10,436	Severstal PAO GDR(c)	122,727

		1,096,699

	Singapore—1.0%
170,289	Sembcorp Marine Ltd.	284,524

	South Africa—6.0%
20,885	African Rainbow Minerals Ltd.	79,990
24,871	Assore Ltd.	144,110
272,557	Murray & Roberts Holdings Ltd.	206,886
349,438	PPC Ltd.	421,401
100,411	Reunert Ltd.	490,759
33,863	Wilson Bayly Holmes-Ovcon Ltd.	317,644

		1,660,790

	Spain—1.4%
11,149	ACS Actividades de Construccion y Servicios SA	381,111

	Sweden—2.5%
26,455	Atlas Copco AB, Class A(a)	694,794

	Switzerland—2.4%
35,837	ABB Ltd.(b)	676,564

	Taiwan—11.6%
498,234	Asia Cement Corp.	517,979

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

43

PowerShares Emerging Markets Infrastructure Portfolio (PXR) (continued)

October 31, 2015

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Taiwan (continued)
736,845	China Steel Corp.	$446,009
405,000	CTCI Corp.	528,963
46,000	King Slide Works Co. Ltd.	604,340
694,573	Taiwan Cement Corp.	774,518
54,000	Yeong Guan Energy Technology Group Co. Ltd.	346,820

		3,218,629

	Thailand—6.6%
302,007	CH Karnchang PCL NVDR	239,874
313,700	Gunkul Engineering PCL NVDR	213,440
1,203,800	Italian-Thai Development PCL NVDR(b)	279,225
17,807	Siam Cement PCL (The) NVDR	227,297
14,400	Siam City Cement PCL NVDR	136,844
532,200	Sino-Thai Engineering & Construction PCL NVDR	377,818
7,198,527	Superblock PCL NVDR(b)	301,562
1,012,600	TPI Polene PCL NVDR	71,744

		1,847,804

	Turkey—2.0%
161,673	Aksa Enerji Uretim AS(b)	145,481
34,654	Cimsa Cimento Sanayi ve Ticaret AS	189,243
158,201	Tekfen Holding AS	226,576

		561,300

	United Arab Emirates—1.3%
36,171	Orascom Construction Ltd.(b)	361,710

	United States—2.4%
9,326	Caterpillar, Inc.	680,705

	Total Investments (excluding investments purchased with cash collateral from securities on loan) (Cost $34,636,617)—100.1%	27,912,981

	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—3.4%
939,825	Invesco Liquid Assets Portfolio—Institutional Class, 0.16%(d)(e) (Cost $939,825)	939,825

	Total Investments (Cost $35,576,442)—103.5%	28,852,806
	Other assets less liabilities—(3.5)%	(981,144)

	Net Assets—100.0%	$27,871,662

Investment Abbreviations:

ADR—American Depositary Receipt

GDR—Global Depositary Receipt

NVDR—Non-voting Depositary Receipt

Notes to Schedule of Investments:

(a)	All or a portion of this security was out on loan at October 31, 2015.
(b)	Non-income producing security.
(c)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2015 was $908,963, which represented 3.26% of the Fund’s Net Assets.
(d)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of October 31, 2015.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

44

Schedule of Investments

PowerShares Europe Currency Hedged Low Volatility Portfolio (FXEU)

October 31, 2015

Number of Shares		Value
	Common Stocks and Other Equity Interests—100.0%
	Austria—3.7%
104,024	BUWOG AG	$2,223,511
60,187	Oesterreichische Post AG	2,200,673
63,133	Vienna Insurance Group AG Wiener Versicherung Gruppe	2,030,825

		6,455,009

	Belgium—8.0%
13,679	Ackermans & van Haaren NV	2,092,805
55,637	Ageas	2,469,747
23,376	Cofinimmo SA REIT	2,620,964
44,366	Colruyt SA	2,207,116
29,698	Groupe Bruxelles Lambert SA	2,424,684
33,716	Telenet Group Holding NV(a)	1,970,973

		13,786,289

	Finland—1.2%
41,532	Sampo Oyj, Class A	2,040,668

	France—23.5%
18,499	Aeroports de Paris	2,336,733
15,239	Air Liquide SA	1,984,701
62,744	Alstom SA(a)	2,055,740
18,180	bioMerieux	2,122,724
89,537	Bureau Veritas SA	2,034,518
127,295	CNP Assurances	1,826,608
34,752	Danone SA	2,434,234
26,466	Dassault Systemes	2,100,291
72,143	Eutelsat Communications SA	2,391,580
21,142	Fonciere des Regions REIT	2,002,649
16,703	Gecina SA REIT	2,147,693
146,072	Groupe Eurotunnel SE	2,056,514
11,063	L’Oreal SA	2,029,255
85,510	Mercialys SA REIT	1,974,658
27,880	Orpea	2,248,228
18,200	Pernod Ricard SA	2,155,217
57,405	SCOR SE	2,147,779
28,439	Sodexo SA	2,543,684
84,369	Vivendi SA	2,042,439

		40,635,245

	Germany—30.7%
11,544	Allianz SE	2,032,044
149,382	alstria office REIT-AG REIT	2,094,864
32,163	Axel Springer SE	1,816,946
23,311	Beiersdorf AG	2,225,616
33,181	Brenntag AG	2,014,104
20,631	Deutsche Boerse AG	1,908,666
47,469	Deutsche EuroShop AG	2,300,395
33,537	Fielmann AG	2,361,724
36,470	Fraport AG Frankfurt Airport Services Worldwide	2,324,536
23,052	Fresenius Medical Care AG & Co. KGaA	2,085,279
20,376	Hannover Rueck SE	2,367,879
23,496	Henkel AG & Co. KGaA	2,180,468
18,516	Henkel AG & Co. KGaA (Preference Shares)	2,018,780
19,788	Kabel Deutschland Holding AG	2,530,158
25,129	LEG Immobilien AG	2,013,898
11,279	Linde AG	1,965,462

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Germany (continued)
54,194	MAN SE	$5,677,635
20,118	MTU Aero Engines AG	1,870,540
12,644	Muenchener Rueckversicherungs-Gesellschaft AG	2,535,046
83,548	RHOEN KLINIKUM AG	2,504,786
30,125	Symrise AG	1,993,327
171,273	TAG Immobilien AG	2,227,792
63,335	Talanx AG	2,040,821

		53,090,766

	Ireland—2.5%
94,429	Glanbia PLC	1,840,046
29,128	Kerry Group PLC, Class A	2,379,434

		4,219,480

	Italy—3.6%
45,132	DiaSorin SpA	2,031,095
763,094	Hera SpA	2,014,655
417,383	Terna-Rete Elettrica Nationale SpA	2,133,796

		6,179,546

	Luxembourg—1.1%
65,336	SES SA FDR, Class A	1,940,382

	Netherlands—9.0%
59,354	Aalberts Industries NV	1,938,441
43,171	Eurocommercial Properties NV CVA	2,072,081
30,354	Heineken Holding NV, Class A	2,445,383
25,053	Heineken NV	2,300,329
77,217	NN Group NV	2,436,957
36,214	Wereldhave NV REIT	2,271,416
58,490	Wolters Kluwer NV	1,989,695

		15,454,302

	Spain—13.2%
119,049	Abertis Infraestructuras SA	1,987,078
46,346	Amadeus IT Holding SA, Class A	1,984,361
110,810	Ebro Foods SA	2,112,732
71,790	Enagas SA	2,185,190
80,768	Ferrovial SA	2,048,500
100,104	Gas Natural SDG SA	2,179,530
135,539	Hispania Activos Inmobiliarios SA(a)	2,051,208
319,961	Iberdrola SA	2,296,332
166,377	Merlin Properties SOCIMI SA REIT	2,142,972
136,123	Telefonica SA	1,808,931
35,153	Viscofan SA	2,063,520

		22,860,354

	United Kingdom—2.5%
131,535	RELX NV	2,259,418
46,228	Unilever NV CVA	2,099,824

		4,359,242

	United States—1.0%
70,427	QIAGEN NV(a)	1,716,206

	Total Common Stocks and Other Equity Interests (Cost $168,947,266)	172,737,489

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

45

PowerShares Europe Currency Hedged Low Volatility Portfolio (FXEU) (continued)

October 31, 2015

Number of Shares		Value
	Money Market Fund—0.0%
40,083	Invesco Premier Portfolio—Institutional Class, 0.12%(b) (Cost $40,083)	$40,083

	Total Investments (Cost $168,987,349)—100.0%	172,777,572
	Other assets less liabilities—0.0%	34,395

	Net Assets—100.0%	$172,811,967

Investment Abbreviations:

CVA—Dutch Certificates

FDR—Fiduciary Depositary Receipt

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of October 31, 2015.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

46

Schedule of Investments

PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio (PAF)

October 31, 2015

Number of Shares		Value
	Common Stocks and Other Equity Interests—99.9%
	Australia—44.6%
10,575	AGL Energy Ltd.	$126,223
11,982	Amcor Ltd.	116,688
49,519	AMP Ltd.	202,437
8,909	APA Group	58,476
232,383	Arrium Ltd.(a)	16,579
12,710	Asciano Ltd.	74,357
1,584	ASX Ltd.	46,583
22,440	Aurizon Holdings Ltd.	82,771
40,530	Australia & New Zealand Banking Group Ltd.	786,808
4,452	Bank of Queensland Ltd.	41,514
7,704	Bendigo & Adelaide Bank Ltd.	58,812
656,750	BGP Holdings PLC(a)	0
55,755	BHP Billiton Ltd.	915,699
15,486	BlueScope Steel Ltd.	49,276
12,594	Boral Ltd.	48,430
14,340	Brambles Ltd.	106,196
2,352	Caltex Australia Ltd.	53,026
2,619	CIMIC Group Ltd.	51,795
9,895	Coca-Cola Amatil Ltd.	64,313
20,026	Commonwealth Bank of Australia	1,096,284
4,322	Computershare Ltd.	33,333
3,497	Crown Resorts Ltd.	28,592
1,942	CSL Ltd.	129,948
11,399	Dexus Property Group REIT	62,946
12,454	Downer EDI Ltd.	31,543
24,052	DUET Group	40,497
36,906	Fortescue Metals Group Ltd.	55,031
14,466	Goodman Group REIT	62,647
19,893	GPT Group (The) REIT	67,699
7,006	Iluka Resources Ltd.	32,090
24,759	Incitec Pivot Ltd.	69,774
31,225	Insurance Australia Group Ltd.	124,977
7,127	Lend Lease Group	66,102
3,901	Macquarie Group Ltd.	238,517
27,839	Medibank Private Ltd.	46,874
52,094	Metcash Ltd.	44,228
51,177	Mirvac Group REIT	65,904
40,184	National Australia Bank Ltd.	864,379
12,923	Newcrest Mining Ltd.(a)	113,497
8,110	Orica Ltd.	95,355
26,488	Origin Energy Ltd.	103,938
14,216	OZ Minerals Ltd.	44,221
27,134	Qantas Airways Ltd.(a)	76,467
27,306	QBE Insurance Group Ltd.	258,129
22,785	Santos Ltd.	94,935
53,311	Scentre Group REIT	157,464
5,020	Sonic Healthcare Ltd.	69,052
91,492	South32 Ltd.(a)	95,628
40,614	Stockland REIT	117,353
26,696	Suncorp Group Ltd.	249,696
14,065	Tabcorp Holdings Ltd.	47,364
26,463	Tatts Group Ltd.	74,765
63,050	Telstra Corp. Ltd.	242,908
10,556	Transurban Group	78,625
14,528	Wesfarmers Ltd.	408,485
19,005	Westfield Corp. REIT	138,981

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Australia (continued)
39,625	Westpac Banking Corp.	$887,127
10,847	Woodside Petroleum Ltd.	229,146
21,968	Woolworths Ltd.	377,878
8,299	WorleyParsons Ltd.	38,604

		10,060,966

	China—0.5%
16,226	China Mengniu Dairy Co. Ltd.	31,530
25,464	Global Logistic Properties Ltd.	40,728
39,943	Want Want China Holdings Ltd.	33,294

		105,552

	Hong Kong—12.8%
63,963	AIA Group Ltd.	376,345
11,080	Bank of East Asia Ltd. (The)	41,532
44,278	BOC Hong Kong (Holdings) Ltd.	142,259
19,477	Cathay Pacific Airways Ltd.	38,803
13,482	Cheung Kong Property Holdings Ltd.	94,808
13,482	CK Hutchison Holdings Ltd.	185,266
16,668	CLP Holdings Ltd.	145,171
6,866	Galaxy Entertainment Group Ltd.	23,610
27,633	Hang Lung Properties Ltd.	67,816
7,982	Hang Seng Bank Ltd.	146,867
14,571	Henderson Land Development Co. Ltd.	93,347
38,769	Hong Kong & China Gas Co. Ltd.	78,738
3,064	Hong Kong Exchanges and Clearing Ltd.	80,572
8,735	Hongkong Land Holdings Ltd.	65,600
1,375	Jardine Matheson Holdings Ltd.	75,061
10,856	Kerry Properties Ltd.	32,217
111,115	Li & Fung Ltd.	90,325
19,751	Link REIT	118,377
14,212	MTR Corp. Ltd.	64,549
89,306	New World Development Co. Ltd.	95,758
148,228	Noble Group Ltd.	53,449
8,459	Power Assets Holdings Ltd.	84,425
15,729	Sands China Ltd.	57,131
32,414	Sino Land Co. Ltd.	50,272
30,583	SJM Holdings Ltd.	25,531
18,725	Sun Hung Kai Properties Ltd.	251,033
7,887	Swire Pacific Ltd., Class A	91,590
14,787	Swire Properties Ltd.	44,551
22,236	Wharf Holdings Ltd. (The)	132,984
8,735	Wheelock & Co. Ltd.	40,857

		2,888,844

	New Zealand—0.7%
11,987	Fletcher Building Ltd.	60,504
43,150	Spark New Zealand Ltd.	98,096

		158,600

	Singapore—7.7%
22,342	Ascendas Real Estate Investment Trust REIT	38,127
32,080	CapitaLand Ltd.	71,009
27,971	CapitaLand Mall Trust REIT	39,545
6,241	City Developments Ltd.	35,383
22,676	ComfortDelGro Corp. Ltd.	49,222
21,599	DBS Group Holdings Ltd.	266,344
170,830	Golden Agri-Resources Ltd.	47,571

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

47

PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio (PAF) (continued)

October 31, 2015

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Singapore (continued)
97,112	Hutchison Port Holdings Trust	$53,897
1,485	Jardine Cycle & Carriage Ltd.	34,588
24,772	Keppel Corp. Ltd.	125,231
26,127	Oversea-Chinese Banking Corp. Ltd.	168,459
18,941	Sembcorp Industries Ltd.	48,417
16,787	Sembcorp Marine Ltd.	28,048
10,831	Singapore Airlines Ltd.	83,524
19,912	Singapore Press Holdings Ltd.	56,729
16,759	Singapore Technologies Engineering Ltd.	39,609
92,886	Singapore Telecommunications Ltd.	263,967
14,969	United Overseas Bank Ltd.	217,294
32,653	Wilmar International Ltd.	72,977

		1,739,941

	South Korea—32.4%
3,550	BNK Financial Group, Inc.	43,595
344	CJ Corp.	72,418
1,043	Daelim Industrial Co. Ltd.	68,432
3,218	Daewoo Shipbuilding & Marine Engineering Co. Ltd.	19,589
2,044	Doosan Heavy Industries & Construction Co. Ltd.	36,934
4,547	Doosan Infracore Co. Ltd.(a)	24,968
320	E-Mart, Inc.	59,646
1,446	GS Holdings Corp.	63,672
5,840	Hana Financial Group, Inc.	142,408
1,032	Hankook Tire Co. Ltd.	39,604
1,640	Hanwha Corp.	54,017
881	Hyosung Corp.	90,414
1,548	Hyundai Engineering & Construction Co. Ltd.	46,981
2,096	Hyundai Heavy Industries Co. Ltd.(a)	175,027
923	Hyundai Mobis Co. Ltd.	194,307
4,131	Hyundai Motor Co.	565,270
1,556	Hyundai Steel Co.	71,109
7,068	Industrial Bank of Korea	86,796
6,068	KB Financial Group, Inc.	192,411
5,817	Kia Motors Corp.	284,714
6,102	Korea Electric Power Corp.	275,113
1,574	Korea Gas Corp.	58,815
106	Korea Zinc Co. Ltd.	44,072
1,163	Korean Air Lines Co. Ltd.(a)	31,471
5,613	KT Corp.(a)	145,488
1,463	KT&G Corp.	146,294
811	LG Chem Ltd.	216,613
1,517	LG Corp.	87,822
5,320	LG Display Co. Ltd.	100,796
4,081	LG Electronics, Inc.	175,762
1,118	LG International Corp.	34,274
4,614	LG Uplus Corp.	44,317
329	Lotte Chemical Corp.	69,404
290	Lotte Shopping Co. Ltd.	59,015
519	OCI Co. Ltd.	37,421
1,583	POSCO	252,713
971	Samsung Electro-Mechanics Co. Ltd.	55,532
1,449	Samsung Electronics Co. Ltd.	1,743,808
551	Samsung Fire & Marine Insurance Co. Ltd.	154,418
5,957	Samsung Heavy Industries Co. Ltd.	69,495

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	South Korea (continued)
1,119	Samsung Life Insurance Co. Ltd.	$106,987
575	Samsung SDI Co. Ltd.	53,715
5,881	Shinhan Financial Group Co. Ltd.	224,655
253	SK Holdings Co. Ltd.	59,253
3,839	SK Hynix, Inc.	103,379
2,922	SK Innovation Co. Ltd.(a)	303,721
6,562	SK Networks Co. Ltd.	40,809
552	SK Telecom Co. Ltd.	116,690
1,274	S-Oil Corp.	76,325
11,474	Woori Bank	99,840

		7,320,329

	United Kingdom—1.0%
6,513	Rio Tinto Ltd.	235,355

	United States—0.2%
4,712	Sims Metal Management Ltd.	33,080

	Total Common Stocks and Other Equity Interests (Cost $26,351,508)	22,542,667

	Money Market Fund—0.1%
28,199	Invesco Premier Portfolio—Institutional Class, 0.12%(b) (Cost $28,199)	28,199

	Total Investments (Cost $26,379,707)—100.0%	22,570,866
	Other assets less liabilities—0.0%	7,396

	Net Assets—100.0%	$22,578,262

Investment Abbreviations:

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of October 31, 2015.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

48

Schedule of Investments

PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio (PXF)

October 31, 2015

Number of Shares		Value
	Common Stocks and Other Equity Interests—99.8%
	Australia—5.0%
39,106	AGL Energy Ltd.	$466,770
44,251	Amcor Ltd.	430,942
184,651	AMP Ltd.	754,866
32,831	APA Group	215,494
872,044	Arrium Ltd.(a)	62,216
47,063	Asciano Ltd.	275,332
5,931	ASX Ltd.	174,421
83,299	Aurizon Holdings Ltd.	307,251
150,471	Australia & New Zealand Banking Group Ltd.	2,921,090
16,698	Bank of Queensland Ltd.	155,705
28,531	Bendigo & Adelaide Bank Ltd.	217,803
231,466	BGP Holdings PLC(a)	0
206,659	BHP Billiton Ltd.	3,394,089
136,225	BHP Billiton PLC	2,189,064
58,100	BlueScope Steel Ltd.	184,873
46,466	Boral Ltd.	178,685
53,416	Brambles Ltd.	395,578
8,690	Caltex Australia Ltd.	195,916
9,830	CIMIC Group Ltd.	194,406
36,555	Coca-Cola Amatil Ltd.	237,590
74,809	Commonwealth Bank of Australia	4,095,270
16,210	Computershare Ltd.	125,018
13,124	Crown Resorts Ltd.	107,304
7,274	CSL Ltd.	486,736
42,120	Dexus Property Group REIT	232,591
46,724	Downer EDI Ltd.	118,340
115,310	DUET Group	194,152
135,376	Fortescue Metals Group Ltd.(b)	201,861
53,531	Goodman Group REIT	231,824
73,500	GPT Group (The) REIT	250,132
26,276	Iluka Resources Ltd.	120,353
91,491	Incitec Pivot Ltd.	257,833
115,194	Insurance Australia Group Ltd.	461,059
26,420	Lend Lease Group	245,042
14,545	Macquarie Group Ltd.	889,320
104,458	Medibank Private Ltd.	175,880
195,471	Metcash Ltd.	165,956
189,348	Mirvac Group REIT	243,838
149,419	National Australia Bank Ltd.	3,214,080
48,126	Newcrest Mining Ltd.(a)	422,670
30,216	Orica Ltd.	355,269
98,426	Origin Energy Ltd.	386,221
53,338	OZ Minerals Ltd.	165,915
100,624	Qantas Airways Ltd.(a)	283,571
101,310	QBE Insurance Group Ltd.	957,705
84,928	Santos Ltd.	353,857
196,555	Scentre Group REIT	580,561
18,601	Sonic Healthcare Ltd.	255,863
368,435	South32 Ltd.(a)	385,090
149,876	Stockland REIT	433,063
99,668	Suncorp Group Ltd.	932,228
52,770	Tabcorp Holdings Ltd.	177,702
98,038	Tatts Group Ltd.	276,983
233,975	Telstra Corp. Ltd.	901,419
39,114	Transurban Group	291,337
54,146	Wesfarmers Ltd.	1,522,427

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Australia (continued)
70,337	Westfield Corp. REIT	$514,365
147,300	Westpac Banking Corp.	3,297,761
40,205	Woodside Petroleum Ltd.	849,341
81,915	Woolworths Ltd.	1,409,043
30,562	WorleyParsons Ltd.	142,165

		39,663,236

	Austria—0.3%
2,695	Andritz AG	136,348
26,878	Erste Group Bank AG(a)	791,853
6,221	Immoeast AG(a)	0
77,029	IMMOFINANZ AG(a)	198,430
22,628	OMV AG	604,904
26,236	Raiffeisen Bank International AG(a)	416,756
10,843	voestalpine AG	394,486

		2,542,777

	Belgium—0.8%
17,812	Ageas	790,681
17,840	Anheuser-Busch InBev NV	2,142,146
3,778	Colruyt SA	187,948
9,812	Delhaize Group SA	914,905
12,501	KBC Groep NV	765,032
10,651	Proximus SADP	370,794
3,590	Solvay SA	407,673
3,584	UCB SA	311,658
8,989	Umicore SA	383,783

		6,274,620

	Canada—6.2%
5,579	Agnico Eagle Mines Ltd.	157,603
5,606	Agrium, Inc.	521,244
11,201	Alimentation Couche-Tard, Inc., Class B	481,565
4,906	AltaGas Ltd.	126,592
16,539	ARC Resources Ltd.(b)	243,721
5,109	ATCO Ltd., Class I	145,849
38,583	Bank of Montreal(b)	2,242,405
63,851	Bank of Nova Scotia	3,000,877
71,060	Barrick Gold Corp.	545,842
13,967	Baytex Energy Corp.	56,792
15,713	BCE, Inc.	678,793
64,545	BlackBerry Ltd.(a)(b)	470,145
244,133	Bombardier, Inc., Class B	264,966
30,181	Bonavista Energy Corp.(b)	67,358
33,024	Brookfield Asset Management, Inc., Class A	1,153,007
18,345	Cameco Corp.	259,678
25,797	Canadian Imperial Bank of Commerce(b)	1,977,241
14,693	Canadian National Railway Co.	896,954
54,077	Canadian Natural Resources Ltd.	1,253,193
74,769	Canadian Oil Sands Ltd.	564,046
2,431	Canadian Pacific Railway Ltd.	341,419
3,980	Canadian Tire Corp. Ltd., Class A	349,891
7,838	Canadian Utilities Ltd., Class A	206,082
7,951	Capital Power Corp.	114,189
15,284	Celestica, Inc.(a)	171,256
63,995	Cenovus Energy, Inc.	952,820
6,407	CGI Group, Inc., Class A(a)	237,848
7,850	CI Financial Corp.	187,198

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

49

PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio (PXF) (continued)

October 31, 2015

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Canada (continued)
9,224	Cominar Real Estate Investment Trust REIT	$108,431
24,132	Crescent Point Energy Corp.(b)	328,683
7,672	Dream Office Real Estate Investment Trust REIT	123,083
36,360	Eldorado Gold Corp.	127,004
10,920	Empire Co. Ltd., Class A	228,608
24,958	Enbridge, Inc.	1,066,154
76,637	Encana Corp.	582,824
29,540	Enerplus Corp.(b)	139,307
752	Fairfax Financial Holdings Ltd.	370,106
11,761	Finning International, Inc.	187,874
32,898	First Quantum Minerals Ltd.	175,510
12,477	Fortis, Inc.	360,954
4,386	George Weston Ltd.	369,157
7,368	Gibson Energy, Inc.	98,157
38,129	Goldcorp, Inc.	487,559
17,726	Great-West Lifeco, Inc.	469,586
13,892	H&R Real Estate Investment Trust REIT	222,765
23,696	Husky Energy, Inc.	320,028
65,375	IAMGOLD Corp.(a)	117,923
6,215	IGM Financial, Inc.	179,560
11,361	Imperial Oil Ltd.	377,817
7,335	Industrial Alliance Insurance and Financial Services, Inc.	240,510
4,881	Intact Financial Corp.	348,406
9,487	Inter Pipeline Ltd.(b)	177,652
5,140	Keyera Corp.	158,519
92,049	Kinross Gold Corp.(a)	185,034
10,084	Loblaw Cos. Ltd.	531,041
35,649	Lundin Mining Corp.(a)	120,161
17,273	Magna International, Inc.	910,418
109,501	Manulife Financial Corp.	1,814,485
2,723	Methanex Corp.	108,579
12,222	Metro, Inc.	349,280
18,363	National Bank of Canada	607,866
4,889	Onex Corp.	296,251
11,869	Pembina Pipeline Corp.(b)	298,188
94,180	Pengrowth Energy Corp.(b)	92,139
214,335	Penn West Petroleum Ltd.(b)	249,008
23,492	Potash Corp. of Saskatchewan, Inc.	475,460
26,622	Power Corp. of Canada	598,021
18,609	Power Financial Corp.	460,122
5,776	Quebecor, Inc., Class B	135,929
15,306	RioCan Real Estate Investment Trust REIT(b)	298,317
22,433	Rogers Communications, Inc., Class B	892,108
72,613	Royal Bank of Canada	4,149,711
7,295	Saputo, Inc.	173,851
18,619	Shaw Communications, Inc., Class B	386,369
6,959	Silver Wheaton Corp.	94,517
5,732	Smart Real Estate Investment Trust REIT	136,077
9,021	SNC-Lavalin Group, Inc.	288,967
40,606	Sun Life Financial, Inc.	1,368,689
86,897	Suncor Energy, Inc.	2,584,295
62,412	Teck Resources Ltd., Class B	365,404
10,177	TELUS Corp.	339,454
85,646	Toronto-Dominion Bank (The)	3,513,951

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Canada (continued)
33,392	TransAlta Corp.	$155,686
34,552	TransCanada Corp.	1,161,989
4,220	Vermilion Energy, Inc.	148,402
87,964	Yamana Gold, Inc.	192,286

		48,516,806

	Chile—0.0%
31,090	Antofagasta PLC	252,801

	China—0.0%
60,224	China Mengniu Dairy Co. Ltd.	117,027
95,622	Global Logistic Properties Ltd.	152,941
147,429	Want Want China Holdings Ltd.	122,888

		392,856

	Colombia—0.0%
102,154	Pacific Exploration and Production Corp.(b)	199,100

	Denmark—0.8%
326	A.P. Moeller - Maersk A/S, Class A	469,115
519	A.P. Moeller - Maersk A/S, Class B	768,752
6,497	Carlsberg A/S, Class B	535,065
39,372	Danske Bank A/S	1,087,640
6,444	DSV A/S	262,487
3,871	FLSmidth & Co. A/S(b)	147,244
8,616	ISS A/S	304,633
3,180	Jyske Bank A/S(a)	155,957
25,302	Novo Nordisk A/S, Class B	1,350,325
76,372	TDC A/S	402,154
7,557	Vestas Wind Systems A/S	442,482

		5,925,854

	Finland—0.8%
8,780	Elisa Oyj	332,476
32,346	Fortum Oyj	487,728
6,916	Kesko Oyj, Class B	221,859
8,494	Kone Oyj, Class B	364,619
8,016	Metso Oyj	197,198
10,709	Neste Oyj	262,501
240,022	Nokia Oyj	1,795,000
7,398	Nokian Renkaat Oyj	280,552
4,368	Orion Oyj, Class B	156,913
18,878	Sampo Oyj, Class A	927,567
49,821	Stora Enso Oyj, Class R	464,769
42,090	UPM-Kymmene Oyj	792,735
6,572	Wartsila Oyj Abp	282,114

		6,566,031

	France—10.4%
6,049	Accor SA	302,295
63,748	Air France-KLM(a)(b)	469,767
12,391	Air Liquide SA	1,613,782
24,025	Airbus Group SE	1,681,525
173,981	Alcatel-Lucent(a)	710,904
21,839	Alstom SA(a)	715,531
4,481	Arkema SA	329,715
3,483	Atos SE	279,136
199,913	AXA SA	5,371,785
103,645	BNP Paribas SA	6,326,798

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

50

PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio (PXF) (continued)

October 31, 2015

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	France (continued)
24,176	Bouygues SA	$920,423
6,459	Bureau Veritas SA	146,766
6,985	Cap Gemini SA	625,226
66,157	Carrefour SA	2,168,294
8,551	Casino Guichard Perrachon SA	494,396
52,371	CGG SA(a)(b)	211,679
1,782	Christian Dior SE	352,556
42,090	Cie de Saint-Gobain	1,775,169
13,487	Cie Generale des Etablissements Michelin	1,349,796
11,699	CNP Assurances	167,874
94,989	Credit Agricole SA	1,208,789
23,420	Danone SA	1,640,474
6,319	Edenred	116,745
5,600	Eiffage SA	351,058
32,332	Electricite de France SA	604,843
225,951	Engie SA	3,982,317
3,821	Essilor International SA	504,816
2,558	Eurazeo SA	181,070
6,448	Eutelsat Communications SA	213,755
5,203	Faurecia	207,082
1,836	Fonciere des Regions REIT	173,913
1,605	Gecina SA REIT	206,373
11,205	Groupe Eurotunnel SE	157,753
2,144	ICADE REIT	159,533
3,253	Kering	605,672
4,190	Klepierre REIT	199,835
14,384	Lagardere SCA	421,225
8,972	Legrand SA	494,951
6,199	L’Oreal SA	1,137,065
7,537	LVMH Moet Hennessy Louis Vuitton SE	1,412,047
51,392	Natixis SA	316,778
3,311	Neopost SA	82,769
5,142	Nexans SA(a)	205,648
226,007	Orange SA	4,003,277
6,434	Pernod Ricard SA	761,905
53,104	Peugeot SA(a)	940,048
5,990	Publicis Groupe SA	390,791
14,456	Renault SA	1,369,007
30,373	Rexel SA	417,046
8,280	Safran SA	632,115
57,042	Sanofi	5,787,602
24,875	Schneider Electric SE	1,513,498
12,669	SCOR SE	474,004
79,979	Societe Generale SA	3,738,038
4,421	Sodexo SA	395,430
33,108	Suez Environnement Co.	633,074
26,964	Technicolor SA(b)	183,719
7,811	Technip SA	409,893
1,896	Teleperformance	149,709
5,511	Thales SA	401,364
218,808	Total SA	10,670,124
3,303	Unibail-Rodamco SE REIT	927,124
3,237	Valeo SA	503,108
17,173	Vallourec SA(b)	191,599
63,978	Veolia Environnement SA	1,496,507
33,968	Vinci SA	2,303,147

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	France (continued)
122,052	Vivendi SA	$2,954,685
2,014	Wendel SA	242,833
4,411	Zodiac Aerospace	112,070

		82,199,645

	Germany—8.6%
9,751	Adidas AG	878,411
37,900	Allianz SE	6,671,385
6,280	Aurubis AG	421,782
55,998	BASF SE	4,610,292
25,677	Bayer AG	3,441,984
20,758	Bayerische Motoren Werke AG	2,140,775
2,155	Beiersdorf AG	205,748
4,685	Bilfinger SE(b)	211,126
7,129	Brenntag AG	432,734
156,228	Commerzbank AG(a)	1,727,499
3,507	Continental AG	847,246
58,118	Daimler AG	5,069,878
135,727	Deutsche Bank AG	3,818,739
7,164	Deutsche Boerse AG	662,774
38,114	Deutsche Lufthansa AG(a)	565,438
57,841	Deutsche Post AG	1,729,612
256,282	Deutsche Telekom AG	4,814,149
5,860	Deutsche Wohnen BR AG	166,071
392,220	E.ON SE	4,158,053
4,709	Evonik Industries AG	171,919
6,584	Freenet AG	223,136
7,606	Fresenius Medical Care AG & Co. KGaA	688,037
15,525	Fresenius SE & Co. KGaA	1,144,742
5,578	GEA Group AG	224,688
4,295	Hannover Rueck SE	499,119
8,959	HeidelbergCement AG	670,789
3,139	Henkel AG & Co. KGaA	291,304
4,576	Henkel AG & Co. KGaA (Preference Shares)	498,917
3,873	HOCHTIEF AG	362,116
1,277	HUGO BOSS AG	132,022
30,667	Infineon Technologies AG	379,245
13,070	K+S AG	331,419
14,928	Kloeckner & Co. SE(b)	133,752
7,394	LANXESS AG	398,996
2,367	Leoni AG	97,084
7,057	Linde AG	1,229,743
1,774	MAN SE	185,853
2,778	Merck KGaA	272,594
30,146	METRO AG	933,421
2,100	MTU Aero Engines AG	195,255
14,755	Muenchener Rueckversicherungs-Gesellschaft AG	2,958,289
5,599	Osram Licht AG	330,956
6,691	Porsche Automobil Holding SE (Preference Shares)	314,866
9,622	ProSiebenSat.1 Media SE	522,838
110,521	RWE AG	1,545,011
7,217	Salzgitter AG	209,312
22,763	SAP SE	1,807,433
45,154	Siemens AG	4,563,963
11,464	Suedzucker AG	215,156

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

51

PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio (PXF) (continued)

October 31, 2015

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Germany (continued)
2,363	Symrise AG	$156,356
5,317	Talanx AG	171,328
37,495	ThyssenKrupp AG	759,829
22,213	TUI AG	414,756
2,334	Volkswagen AG	325,118
11,942	Volkswagen AG (Preference Shares)	1,441,856

		67,374,914

	Greece—0.1%
438,312	Alpha Bank AE(a)	55,681
21,421	Hellenic Telecommunications Organization SA	200,423
204,272	National Bank of Greece SA(a)	152,990
19,908	OPAP SA	177,031
238,819	Piraeus Bank SA(a)	24,534

		610,659

	Hong Kong—1.4%
237,716	AIA Group Ltd.	1,398,672
40,925	Bank of East Asia Ltd. (The)	153,401
163,838	BOC Hong Kong (Holdings) Ltd.	526,389
73,511	Cathay Pacific Airways Ltd.	146,451
49,726	Cheung Kong Property Holdings Ltd.	349,682
49,726	CK Hutchison Holdings Ltd.	683,323
61,606	CLP Holdings Ltd.	536,561
26,249	Galaxy Entertainment Group Ltd.	90,261
106,272	Hang Lung Properties Ltd.	260,809
29,362	Hang Seng Bank Ltd.	540,254
53,480	Henderson Land Development Co. Ltd.	342,613
143,725	Hong Kong & China Gas Co. Ltd.	291,897
11,418	Hong Kong Exchanges and Clearing Ltd.	300,253
32,512	Hongkong Land Holdings Ltd.	244,165
5,071	Jardine Matheson Holdings Ltd.	276,826
40,492	Kerry Properties Ltd.	120,168
415,931	Li & Fung Ltd.	338,107
72,531	Link REIT	434,712
54,827	MTR Corp. Ltd.	249,017
334,794	New World Development Co. Ltd.	358,981
547,739	Noble Group Ltd.	197,507
31,612	Power Assets Holdings Ltd.	315,504
59,002	Sands China Ltd.	214,308
122,336	Sino Land Co. Ltd.	189,737
111,749	SJM Holdings Ltd.	93,291
73,505	Sun Hung Kai Properties Ltd.	985,428
29,055	Swire Pacific Ltd., Class A	337,409
54,198	Swire Properties Ltd.	163,291
82,096	Wharf Holdings Ltd. (The)	490,981
33,028	Wheelock & Co. Ltd.	154,484

		10,784,482

	India—0.0%
30,614	Vedanta Resources PLC	233,801

	Ireland—0.4%
1,610,825	Bank of Ireland(a)	603,216
42,926	CRH PLC	1,180,712
24,509	Experian PLC	419,397
3,306	Kerry Group PLC, Class A	270,063
4,598	Shire PLC	349,731

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Ireland (continued)
13,505	Smurfit Kappa Group PLC	$386,832

		3,209,951

	Israel—0.4%
66,267	Bank Hapoalim BM	345,717
73,802	Bank Leumi Le-Israel(a)	280,506
234,172	Bezeq The Israeli Telecommunication Corp. Ltd.	504,376
43,618	Israel Chemicals Ltd.	241,786
31,085	Teva Pharmaceutical Industries Ltd.	1,908,230

		3,280,615

	Italy—3.8%
181,973	A2A SpA	250,668
123,244	Assicurazioni Generali SpA	2,347,080
16,338	Atlantia SpA	454,804
226,101	Banca Monte dei Paschi di Siena SpA(a)	417,603
39,560	Banca Popolare dell’Emilia Romagna SC	320,976
274,701	Banca Popolare di Milano Scarl	259,449
34,576	Banco Popolare SC(a)	519,826
78,853	Enel Green Power SpA	167,677
987,015	Enel SpA	4,574,925
353,382	Eni SpA	5,800,801
37,321	Finmeccanica SpA(a)	490,597
875,423	Intesa Sanpaolo SpA	3,063,570
21,048	Italcementi SpA	234,832
3,524	Luxottica Group SpA	248,165
65,489	Mediaset SpA	334,222
29,954	Mediobanca SpA	302,762
18,815	Mediolanum SpA	154,113
13,588	Prysmian SpA	294,946
42,655	Saipem SpA(a)(b)	402,631
133,781	Snam SpA	696,049
19,744	Societa Cattolica di Assicurazioni SCRL	155,398
1,511,002	Telecom Italia SpA(a)	2,118,124
861,347	Telecom Italia SpA RSP	973,371
82,490	Terna-Rete Elettrica Nationale SpA(b)	421,715
588,021	UniCredit SpA	3,819,398
81,366	Unione di Banche Italiane SpA	612,089
69,219	Unipol Gruppo Finanziario SpA	324,202
62,054	UnipolSai SpA	150,531

		29,910,524

	Japan—22.7%
120,254	Aeon Co. Ltd.	1,792,724
8,737	Air Water, Inc.	144,151
19,097	Aisin Seiki Co. Ltd.	765,146
27,047	Ajinomoto Co., Inc.	606,722
12,931	Alfresa Holdings Corp.	249,994
7,947	Alps Electric Co. Ltd.	249,589
17,827	Amada Holdings Co. Ltd.	159,989
80,420	ANA Holdings, Inc.	241,443
39,824	Aozora Bank Ltd.	146,195
116,869	Asahi Glass Co. Ltd.	675,017
20,426	Asahi Group Holdings Ltd.	634,234
74,532	Asahi Kasei Corp.	461,058
68,399	Astellas Pharma, Inc.	1,000,408
11,458	Bandai Namco Holdings, Inc.	283,423

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

52

PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio (PXF) (continued)

October 31, 2015

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Japan (continued)
20,897	Bank of Kyoto Ltd. (The)	$213,169
66,668	Bank of Yokohama Ltd. (The)	419,482
5,825	Benesse Holdings, Inc.	157,119
31,236	Bridgestone Corp.	1,158,586
13,851	Brother Industries Ltd.	178,826
69,742	Canon, Inc.	2,103,674
7,273	Central Japan Railway Co.	1,337,979
42,395	Chiba Bank Ltd. (The)	311,968
53,812	Chubu Electric Power Co., Inc.	833,657
5,849	Chugai Pharmaceutical Co. Ltd.	189,514
20,876	Chugoku Electric Power Co., Inc. (The)	317,270
14,681	Cosmo Energy Holdings Co. Ltd.(a)	200,856
12,189	Credit Saison Co. Ltd.	252,618
50,911	Dai Nippon Printing Co. Ltd.	530,732
13,509	Daicel Corp.	180,008
34,226	Daido Steel Co. Ltd.	131,884
23,995	Daihatsu Motor Co. Ltd.	296,271
105,310	Dai-ichi Life Insurance Co. Ltd. (The)	1,845,707
52,860	Daiichi Sankyo Co. Ltd.	1,044,497
8,738	Daikin Industries Ltd.	567,689
4,423	Daito Trust Construction Co. Ltd.	481,609
42,292	Daiwa House Industry Co. Ltd.	1,120,076
74,877	Daiwa Securities Group, Inc.	516,305
46,692	Denka Co. Ltd.	218,612
22,227	Denso Corp.	1,042,878
12,241	Dentsu, Inc.	694,849
84,991	DIC Corp.	232,418
22,877	East Japan Railway Co.	2,193,386
42,149	Ebara Corp.	184,069
11,848	Eisai Co. Ltd.	746,962
10,703	Electric Power Development Co. Ltd.	355,215
3,235	FANUC Corp.	577,837
834	Fast Retailing Co. Ltd.	306,716
41,760	Fuji Electric Co. Ltd.	187,907
17,616	Fuji Heavy Industries Ltd.	690,188
32,026	FUJIFILM Holdings Corp.	1,287,675
40,542	Fujikura Ltd.	209,975
197,470	Fujitsu Ltd.	941,245
60,206	Fukuoka Financial Group, Inc.	319,801
150,465	Furukawa Electric Co. Ltd.	276,803
26,892	Gunma Bank Ltd. (The)	170,478
21,388	Hachijuni Bank Ltd. (The)	147,106
15,827	Hakuhodo DY Holdings, Inc.	167,877
52,749	Hankyu Hanshin Holdings, Inc.	345,759
15,095	Hino Motors Ltd.	174,123
25,256	Hiroshima Bank Ltd. (The)	141,689
9,182	Hitachi Construction Machinery Co. Ltd.	143,199
473,950	Hitachi Ltd.	2,760,634
29,284	Hokkaido Electric Power Co., Inc.(a)	314,741
67,915	Hokuhoku Financial Group, Inc.	151,954
12,429	Hokuriku Electric Power Co.	186,628
148,090	Honda Motor Co. Ltd.	4,962,718
13,833	Hoya Corp.	576,475
9,998	Ibiden Co. Ltd.	139,023
20,671	Idemitsu Kosan Co. Ltd.	340,705
85,536	IHI Corp.	243,832

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Japan (continued)
12,240	Iida Group Holdings Co. Ltd.	$231,462
84,409	Inpex Corp.	808,242
25,048	Isetan Mitsukoshi Holdings Ltd.	405,791
30,361	Isuzu Motors Ltd.	357,640
169,183	ITOCHU Corp.	2,136,606
21,388	Iwatani Corp.(b)	119,280
11,652	Iyo Bank Ltd. (The)	126,393
23,202	J Front Retailing Co. Ltd.	384,922
8,479	Japan Airlines Co. Ltd.	321,805
45,556	Japan Display, Inc.(a)	144,209
38,599	Japan Tobacco, Inc.	1,346,927
47,057	JFE Holdings, Inc.	747,141
14,088	JGC Corp.	224,614
36,718	Joyo Bank Ltd. (The)	192,300
11,150	JSR Corp.	177,494
16,513	JTEKT Corp.	287,635
299,189	JX Holdings, Inc.	1,180,145
73,010	Kajima Corp.	421,694
29,093	Kaneka Corp.	259,890
102,152	Kansai Electric Power Co., Inc. (The)(a)	1,318,855
17,056	Kao Corp.	881,810
88,286	Kawasaki Heavy Industries Ltd.	357,753
113,798	Kawasaki Kisen Kaisha Ltd.	257,442
82,524	KDDI Corp.	2,014,632
24,287	Keikyu Corp.	201,058
25,462	Keio Corp.	208,676
494	Keyence Corp.	260,274
4,856	Kikkoman Corp.	153,517
86,273	Kintetsu Group Holdings Co. Ltd.	335,298
77,874	Kirin Holdings Co. Ltd.	1,110,596
303,385	Kobe Steel Ltd.	387,166
5,257	Koito Manufacturing Co. Ltd.	201,480
58,029	Komatsu Ltd.	962,702
35,649	Konica Minolta, Inc.	369,562
5,166	K’s Holdings Corp.	183,437
43,426	Kubota Corp.	680,494
22,865	Kuraray Co. Ltd.	284,214
6,112	Kurita Water Industries Ltd.	138,929
17,186	Kyocera Corp.	783,713
16,367	Kyowa Hakko Kirin Co. Ltd.	271,529
65,785	Kyushu Electric Power Co., Inc.(a)	800,268
3,079	Lawson, Inc.	229,378
21,032	LIXIL Group Corp.	453,319
5,135	Makita Corp.	283,824
245,831	Marubeni Corp.	1,430,882
14,716	Marui Group Co. Ltd.	191,823
28,142	Mazda Motor Corp.	560,741
13,125	Medipal Holdings Corp.	231,013
6,090	MEIJI Holdings Co. Ltd.	483,970
158,106	Mitsubishi Chemical Holdings Corp.	996,261
139,881	Mitsubishi Corp.	2,564,630
121,031	Mitsubishi Electric Corp.	1,273,747
32,366	Mitsubishi Estate Co. Ltd.	699,218
37,973	Mitsubishi Gas Chemical Co., Inc.	213,347
219,562	Mitsubishi Heavy Industries Ltd.	1,117,324
135,354	Mitsubishi Materials Corp.	475,576

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

53

PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio (PXF) (continued)

October 31, 2015

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Japan (continued)
41,104	Mitsubishi Motors Corp.	$367,867
10,889	Mitsubishi Tanabe Pharma Corp.	185,521
1,008,995	Mitsubishi UFJ Financial Group, Inc.	6,610,412
190,172	Mitsui & Co. Ltd.	2,427,677
134,512	Mitsui Chemicals, Inc.	513,860
118,233	Mitsui Engineering & Shipbuilding Co. Ltd.	183,216
30,396	Mitsui Fudosan Co. Ltd.	833,733
74,469	Mitsui Mining & Smelting Co. Ltd.	144,402
148,084	Mitsui OSK Lines Ltd.	398,817
1,987,551	Mizuho Financial Group, Inc.	4,122,511
45,437	MS&AD Insurance Group Holdings, Inc.	1,352,473
5,042	Murata Manufacturing Co. Ltd.	725,120
57,650	Nagoya Railroad Co. Ltd.	239,820
332,158	NEC Corp.	1,032,188
10,078	NGK Insulators Ltd.	220,142
6,651	NGK Spark Plug Co. Ltd.	163,747
15,592	NH Foods Ltd.	327,022
14,135	NHK Spring Co. Ltd.	145,362
29,543	Nichirei Corp.	193,648
5,099	Nidec Corp.	387,596
29,811	Nikon Corp.	388,340
5,625	Nintendo Co. Ltd.	908,017
57,287	Nippon Electric Glass Co. Ltd.	283,409
83,726	Nippon Express Co. Ltd.	435,021
17,095	Nippon Paper Industries Co. Ltd.	318,597
202,201	Nippon Sheet Glass Co. Ltd.(a)	175,936
64,600	Nippon Steel & Sumitomo Metal Corp.	1,322,781
90,828	Nippon Telegraph & Telephone Corp.	3,376,461
226,082	Nippon Yusen Kabushiki Kaisha	595,766
52,452	Nishi-Nippon City Bank Ltd. (The)	154,737
228,251	Nissan Motor Co. Ltd.	2,395,524
16,340	Nisshin Seifun Group, Inc.	251,583
10,797	Nisshin Steel Co. Ltd.	112,019
13,604	Nisshinbo Holdings, Inc.	185,896
3,211	Nissin Foods Holdings Co. Ltd.	149,275
2,601	Nitori Holdings Co. Ltd.	204,545
6,670	Nitto Denko Corp.	432,451
5,858	NOK Corp.	139,417
212,380	Nomura Holdings, Inc.	1,347,405
9,572	Nomura Real Estate Holdings, Inc.	206,154
20,778	NSK Ltd.	248,286
44,631	NTN Corp.	224,496
8,254	NTT Data Corp.	413,811
66,374	NTT DoCoMo, Inc.	1,296,679
60,805	Obayashi Corp.	536,122
22,610	Odakyu Electric Railway Co. Ltd.	222,587
79,751	OJI Holdings Corp.	415,690
7,981	Olympus Corp.	271,490
7,022	OMRON Corp.	234,794
2,322	Ono Pharmaceutical Co. Ltd.	320,953
3,191	Oriental Land Co. Ltd.	195,202
64,222	ORIX Corp.	948,096
162,620	Osaka Gas Co. Ltd.	644,416
20,315	Otsuka Holdings Co. Ltd.	680,786
173,320	Panasonic Corp.	2,061,025
9,084	Rakuten, Inc.	127,029

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Japan (continued)
5,732	Recruit Holdings Co. Ltd.	$185,248
125,753	Resona Holdings, Inc.	670,683
80,741	Ricoh Co. Ltd.	875,823
4,165	Rohm Co. Ltd.	208,121
3,425	Sankyo Co. Ltd.	132,828
10,939	Santen Pharmaceutical Co. Ltd.	149,661
38,117	Sapporo Holdings Ltd.	157,932
11,750	SBI Holdings, Inc.	134,467
8,976	Secom Co. Ltd.	603,755
12,387	Sega Sammy Holdings, Inc.	131,286
13,568	Seiko Epson Corp.	208,790
14,061	Seino Holdings Co. Ltd.	168,254
28,363	Sekisui Chemical Co. Ltd.	337,512
41,841	Sekisui House Ltd.	701,944
47,672	Seven & i Holdings Co. Ltd.	2,177,090
380,265	Sharp Corp.(a)(b)	419,103
14,429	Shikoku Electric Power Co., Inc.	246,791
1,825	Shimamura Co. Ltd.	206,735
1,380	Shimano, Inc.	219,336
45,605	Shimizu Corp.	401,725
15,420	Shin-Etsu Chemical Co. Ltd.	924,369
99,751	Shinsei Bank Ltd.	210,785
10,248	Shionogi & Co. Ltd.	423,847
22,927	Shiseido Co. Ltd.	549,260
30,141	Shizuoka Bank Ltd. (The)	305,219
238,433	Showa Denko K.K.	302,302
34,909	Showa Shell Sekiyu K.K.	309,531
1,311	SMC Corp.	340,474
33,609	SoftBank Group Corp.	1,893,022
291,856	Sojitz Corp.	648,166
32,280	Sompo Japan Nipponkoa Holdings, Inc.	1,023,972
87,924	Sony Corp.	2,535,534
12,251	Sony Financial Holdings, Inc.	221,721
6,965	Stanley Electric Co. Ltd.	134,134
155,014	Sumitomo Chemical Co. Ltd.	897,906
139,621	Sumitomo Corp.	1,539,389
69,889	Sumitomo Electric Industries Ltd.	963,996
38,124	Sumitomo Heavy Industries Ltd.	173,758
35,605	Sumitomo Metal Mining Co. Ltd.	445,671
108,504	Sumitomo Mitsui Financial Group, Inc.	4,369,832
230,368	Sumitomo Mitsui Trust Holdings, Inc.	892,837
13,949	Sumitomo Realty & Development Co. Ltd.	462,828
12,988	Sumitomo Rubber Industries Ltd.	195,022
5,929	Suntory Beverage & Food Ltd.	241,238
6,567	Suzuken Co. Ltd.	253,320
25,547	Suzuki Motor Corp.	844,686
60,992	T&D Holdings, Inc.	809,689
90,367	Taiheiyo Cement Corp.	299,538
63,333	Taisei Corp.	414,610
2,219	Taisho Pharmaceutical Holdings Co. Ltd.	139,383
24,444	Takashimaya Co. Ltd.	220,183
42,355	Takeda Pharmaceutical Co. Ltd.	2,081,335
6,585	TDK Corp.	423,994
94,017	Teijin Ltd.	335,010
11,771	Terumo Corp.	352,130
57,401	Tobu Railway Co., Ltd.	279,216

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

54

PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio (PXF) (continued)

October 31, 2015

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Japan (continued)
41,760	Tohoku Electric Power Co., Inc.	$591,059
46,307	Tokio Marine Holdings, Inc.	1,800,476
72,782	Tokuyama Corp.(a)(b)	147,765
509,748	Tokyo Electric Power Co., Inc.(a)	3,501,811
4,578	Tokyo Electron Ltd.	277,089
152,471	Tokyo Gas Co. Ltd.	760,112
76,798	Tokyu Corp.	626,857
33,216	Tokyu Fudosan Holdings Corp.	235,340
40,208	TonenGeneral Sekiyu K.K.	419,489
46,070	Toppan Printing Co. Ltd.	416,128
87,826	Toray Industries, Inc.	773,276
475,306	Toshiba Corp.(a)	1,351,378
57,951	Tosoh Corp.	297,258
8,000	TOTO Ltd.	273,793
18,834	Toyo Seikan Group Holdings Ltd.	367,082
4,221	Toyo Suisan Kaisha Ltd.	156,703
104,119	Toyobo Co. Ltd.	153,579
7,010	Toyoda Gosei Co. Ltd.	162,536
8,875	Toyota Industries Corp.	471,421
122,129	Toyota Motor Corp.	7,558,993
20,285	Toyota Tsusho Corp.	467,980
170,978	Ube Industries Ltd.	361,296
5,680	Unicharm Corp.	122,143
35,745	UNY Group Holdings Co. Ltd.	199,052
13,146	West Japan Railway Co.	929,235
125,808	Yamada Denki Co. Ltd.	570,267
19,493	Yamaguchi Financial Group, Inc.(b)	241,492
8,974	Yamaha Corp.	224,954
13,574	Yamaha Motor Co. Ltd.	308,431
19,345	Yamato Holdings Co. Ltd.	383,213
14,701	Yamazaki Baking Co. Ltd.	285,431
7,572	Yokohama Rubber Co. Ltd. (The)	146,828

		178,653,102

	Luxembourg—0.2%
190,897	ArcelorMittal SA	1,069,766
2,637	RTL Group SA	229,250
8,619	SES SA FDR, Class A	255,971
26,592	Tenaris SA	335,461

		1,890,448

	Netherlands—4.2%
231,370	Aegon NV	1,432,287
12,741	Akzo Nobel NV	907,092
4,260	ASML Holding NV	398,159
24,283	Delta Lloyd NV	192,598
11,148	Fugro NV CVA(a)	212,427
1,948	Gemalto NV	122,763
4,990	Heineken Holding NV, Class A	402,005
7,567	Heineken NV	694,791
325,221	ING Groep NV CVA	4,754,745
72,498	Koninklijke Ahold NV	1,483,173
38,920	Koninklijke BAM Groep NV(a)	215,911
12,542	Koninklijke DSM NV	672,776
338,658	Koninklijke KPN NV	1,249,489
56,272	Koninklijke Philips NV	1,528,536
8,137	NN Group NV	256,802

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Netherlands (continued)
46,210	PostNL NV(a)	$191,728
6,039	Randstad Holding NV	362,434
4,311	Royal Boskalis Westminster NV	210,654
391,164	Royal Dutch Shell PLC, Class A	10,209,516
245,607	Royal Dutch Shell PLC, Class B	6,448,359
13,587	SBM Offshore NV(a)	187,086
38,088	TNT Express NV	321,865
11,680	Wolters Kluwer NV	397,327

		32,852,523

	New Zealand—0.1%
44,266	Fletcher Building Ltd.	223,430
160,086	Spark New Zealand Ltd.	363,936

		587,366

	Norway—0.7%
60,090	DNB ASA	768,364
10,555	Gjensidige Forsikring ASA	161,160
17,713	Marine Harvest ASA	238,426
81,042	Norsk Hydro ASA	291,727
53,338	Orkla ASA	455,420
43,900	Petroleum Geo-Services ASA	183,552
137,846	Statoil ASA	2,218,751
75,858	Storebrand ASA(a)	266,522
41,746	Telenor ASA(b)	790,835
8,989	Yara International ASA	409,730

		5,784,487

	Portugal—0.2%
2,467,984	Banco Comercial Portugues SA(a)	142,583
245,392	EDP-Energias de Portugal SA	912,972
29,217	Galp Energia SGPS SA	317,485
15,276	Jeronimo Martins SGPS SA	215,742
331,443	Pharol SGPS SA(a)	140,593

		1,729,375

	Russia—0.0%
49,883	Evraz PLC(a)	65,291

	Singapore—0.8%
83,790	Ascendas Real Estate Investment Trust REIT	142,991
119,121	CapitaLand Ltd.	263,674
105,068	CapitaLand Mall Trust REIT	148,543
23,216	City Developments Ltd.	131,621
83,439	ComfortDelGro Corp. Ltd.	181,117
80,065	DBS Group Holdings Ltd.	987,306
641,102	Golden Agri-Resources Ltd.	178,529
357,925	Hutchison Port Holdings Trust	198,648
5,480	Jardine Cycle & Carriage Ltd.	127,638
92,652	Keppel Corp. Ltd.	468,387
97,261	Oversea-Chinese Banking Corp. Ltd.	627,110
69,741	Sembcorp Industries Ltd.	178,274
63,070	Sembcorp Marine Ltd.	105,379
40,386	Singapore Airlines Ltd.	311,438
73,615	Singapore Press Holdings Ltd.	209,728
61,195	Singapore Technologies Engineering Ltd.	144,631
344,530	Singapore Telecommunications Ltd.	979,100
55,449	United Overseas Bank Ltd.	804,911

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

55

PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio (PXF) (continued)

October 31, 2015

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Singapore (continued)
121,186	Wilmar International Ltd.	$270,841

		6,459,866

	South Africa—0.1%
25,461	Investec PLC	213,125
15,498	Mondi PLC	359,984

		573,109

	South Korea—3.5%
13,326	BNK Financial Group, Inc.	163,645
1,274	CJ Corp.	268,199
3,857	Daelim Industrial Co. Ltd.	253,062
12,071	Daewoo Shipbuilding & Marine Engineering Co. Ltd.	73,482
7,665	Doosan Heavy Industries & Construction Co. Ltd.	138,502
17,060	Doosan Infracore Co. Ltd.(a)	93,676
1,179	E-Mart, Inc.	219,760
5,326	GS Holdings Corp.	234,521
21,484	Hana Financial Group, Inc.	523,885
3,886	Hankook Tire Co. Ltd.	149,127
6,053	Hanwha Corp.	199,368
3,283	Hyosung Corp.	336,925
5,680	Hyundai Engineering & Construction Co. Ltd.	172,385
7,826	Hyundai Heavy Industries Co. Ltd.(a)	653,511
3,435	Hyundai Mobis Co. Ltd.	723,126
15,354	Hyundai Motor Co.	2,100,981
5,773	Hyundai Steel Co.	263,825
26,200	Industrial Bank of Korea	321,740
22,596	KB Financial Group, Inc.	716,500
21,689	Kia Motors Corp.	1,061,573
22,578	Korea Electric Power Corp.	1,017,946
5,801	Korea Gas Corp.	216,765
380	Korea Zinc Co. Ltd.	157,993
4,366	Korean Air Lines Co. Ltd.(a)	118,145
20,664	KT Corp.(a)	535,609
5,462	KT&G Corp.	546,176
3,035	LG Chem Ltd.	810,629
5,622	LG Corp.	325,470
19,797	LG Display Co. Ltd.	375,085
15,056	LG Electronics, Inc.	648,436
4,197	LG International Corp.	128,665
17,338	LG Uplus Corp.	166,529
1,217	Lotte Chemical Corp.	256,733
1,063	Lotte Shopping Co. Ltd.	216,320
1,944	OCI Co. Ltd.	140,166
5,869	POSCO	936,940
3,643	Samsung Electro-Mechanics Co. Ltd.	208,345
5,421	Samsung Electronics Co. Ltd.	6,523,935
2,060	Samsung Fire & Marine Insurance Co. Ltd.	577,317
22,053	Samsung Heavy Industries Co. Ltd.	257,274
4,167	Samsung Life Insurance Co. Ltd.	398,406
2,117	Samsung SDI Co. Ltd.	197,764
21,915	Shinhan Financial Group Co. Ltd.	837,155
942	SK Holdings Co. Ltd.	220,617
14,311	SK Hynix, Inc.	385,376
10,926	SK Innovation Co. Ltd.(a)	1,135,679

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	South Korea (continued)
24,644	SK Networks Co. Ltd.	$153,262
2,061	SK Telecom Co. Ltd.	435,683
4,697	S-Oil Corp.	281,396
42,617	Woori Bank	370,826

		27,248,435

	Spain—4.2%
57,790	Abengoa SA, Class B	56,624
21,410	Abertis Infraestructuras SA	357,360
3,306	Acciona SA	279,412
19,563	ACS Actividades de Construccion y Servicios SA	668,730
8,764	Amadeus IT Holding SA, Class A	375,242
453,597	Banco Bilbao Vizcaya Argentaria SA	3,928,357
236,998	Banco de Sabadell SA	460,506
156,488	Banco Popular Espanol SA	599,148
1,606,179	Banco Santander SA	9,048,756
281,719	Bankia SA	364,727
28,560	Bankinter SA	208,127
161,766	CaixaBank SA	624,002
42,008	Distribuidora Internacional de Alimentacion SA	268,587
9,041	Enagas SA	275,196
46,081	Endesa SA	1,030,793
26,818	Ferrovial SA	680,179
17,744	Fomento de Construcciones y Contratas SA(a)	136,030
12,129	Gamesa Corp. Tecnologica SA	192,735
24,086	Gas Natural SDG SA	524,416
389,078	Iberdrola SA	2,792,379
13,264	Indra Sistemas SA(a)	142,990
20,909	Industria de Diseno Textil SA	787,728
111,814	Mapfre SA	334,109
4,076	Red Electrica Corp. SA	361,105
151,632	Repsol SA	1,922,066
495,380	Telefonica SA	6,583,076

		33,002,380

	Sweden—2.0%
11,777	Alfa Laval AB	208,467
18,828	ASSA ABLOY AB, Class B	376,961
16,685	Atlas Copco AB, Class A(b)	438,202
10,519	Atlas Copco AB, Class B(b)	256,442
17,014	Boliden AB	327,818
12,136	Electrolux AB, Class B	360,180
7,716	Getinge AB, Class B	194,378
27,362	Hennes & Mauritz AB, Class B	1,070,833
4,721	Hexagon AB, Class B	165,022
17,799	Husqvarna AB, Class B(b)	118,123
8,525	Industrivarden AB, Class A	167,770
7,216	Industrivarden AB, Class C	132,151
9,178	Meda AB, Class A	135,871
329	NCC AB, Class A	10,190
6,163	NCC AB, Class B	191,547
168,724	Nordea Bank AB	1,877,813
62,226	Sandvik AB	585,548
20,470	Securitas AB, Class B	269,045
70,753	Skandinaviska Enskilda Banken AB, Class A	749,115

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

56

PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio (PXF) (continued)

October 31, 2015

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Sweden (continued)
24,132	Skanska AB, Class B	$473,207
19,021	SKF AB, Class B	336,919
17,773	SSAB AB, Class A(a)(b)	64,700
14,357	SSAB AB, Class B(a)	45,738
30,404	Svenska Cellulosa AB (SCA), Class B	902,350
62,685	Svenska Handelsbanken AB, Class A	857,854
47,067	Swedbank AB, Class A	1,087,021
6,260	Swedish Match AB	198,101
28,981	Tele2 AB, Class B	291,825
146,373	Telefonaktiebolaget LM Ericsson, Class B	1,436,846
172,912	TeliaSonera AB	890,530
8,756	Trelleborg AB, Class B	148,908
102,018	Volvo AB, Class B	1,066,323

		15,435,798

	Switzerland—5.7%
109,056	ABB Ltd.(a)	2,064,403
1,199	Actelion Ltd.	167,124
8,903	Adecco SA	664,733
3,012	Aryzta AG	136,277
3,210	Baloise Holding AG	386,535
2	Chocoladefabriken Lindt & Sprungli AG	148,770
23	Chocoladefabriken Lindt & Sprungli AG-PC	140,812
14,680	Clariant AG	271,038
12,266	Coca-Cola HBC AG	293,626
11,148	Compagnie Financiere Richemont SA	959,016
125,527	Credit Suisse Group AG	3,142,791
723	Geberit AG	234,191
210	Givaudan SA	377,073
905,577	Glencore PLC	1,573,394
414	Helvetia Holding AG	217,342
5,918	Julius Baer Group Ltd.	294,894
1,844	Kuehne + Nagel International AG	256,467
13,112	LafargeHolcim Ltd.	741,561
1,819	Lonza Group AG	267,937
106,336	Nestle SA	8,155,213
63,717	Novartis AG	5,807,733
19,251	Roche Holding AG	5,239,709
517	Schindler Holding AG	84,335
1,080	Schindler Holding AG-PC	175,955
211	SGS SA	403,271
87	Sika AG	286,308
42,155	STMicroelectronics NV	293,230
1,196	Sulzer AG	121,208
1,370	Swatch Group AG (The)	99,371
907	Swatch Group AG (The)-BR	355,991
2,860	Swiss Life Holding AG	685,007
26,414	Swiss Re AG	2,462,538
1,063	Swisscom AG	549,967
3,196	Syngenta AG	1,079,005
137,392	UBS Group AG	2,756,900
11,620	Wolseley PLC	684,996
12,108	Zurich Insurance Group AG	3,209,557

		44,788,278

	United Kingdom—16.1%
34,127	3i Group PLC	264,056

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	United Kingdom (continued)
21,336	Aberdeen Asset Management PLC	$114,242
8,556	Admiral Group PLC	213,140
7,348	Aggreko PLC	103,893
19,325	Amec Foster Wheeler PLC	212,202
31,777	Amlin PLC	323,413
122,482	Anglo American PLC	1,033,955
8,539	Ashtead Group PLC	131,876
8,289	Associated British Foods PLC	442,293
63,638	AstraZeneca PLC	4,079,214
265,913	Aviva PLC	1,995,884
182,700	BAE Systems PLC	1,242,358
89,866	Balfour Beatty PLC(a)	345,862
1,348,723	Barclays PLC	4,832,483
24,144	Barratt Developments PLC	228,389
4,082	Berkeley Group Holdings PLC (The)	209,175
157,023	BG Group PLC	2,485,688
64,867	Booker Group PLC	186,436
2,191,653	BP PLC	13,078,817
64,521	British American Tobacco PLC	3,845,844
30,772	British Land Co. PLC (The) REIT	413,699
295,472	BT Group PLC	2,121,919
9,928	Bunzl PLC	285,037
8,476	Burberry Group PLC	173,840
174,503	Cable & Wireless Communications PLC	198,354
17,304	Capita PLC	340,735
39,655	Carillion PLC	187,098
517,866	Centrica PLC	1,808,329
111,460	CNH Industrial NV, Class A	757,214
41,135	Cobham PLC	176,293
57,222	Compass Group PLC	988,901
4,109	DCC PLC	330,306
113,806	Debenhams PLC	157,219
65,571	Diageo PLC	1,902,316
91,353	Direct Line Insurance Group PLC	556,441
35,911	Drax Group PLC	144,531
35,029	DS Smith PLC	209,362
6,835	easyJet PLC	184,729
132,103	Fiat Chrysler Automobiles NV(a)	1,958,348
97,180	FirstGroup PLC(a)	145,207
89,792	G4S PLC	336,563
63,815	GKN PLC	283,052
236,681	GlaxoSmithKline PLC	5,135,696
12,367	Greene King PLC	153,465
28,549	Hammerson PLC REIT	280,640
65,778	Hays PLC	143,137
92,501	Home Retail Group PLC	160,430
1,430,676	HSBC Holdings PLC	11,215,599
27,375	ICAP PLC	186,023
9,403	IMI PLC	138,394
39,787	Imperial Tobacco Group PLC	2,150,031
24,910	Inchcape PLC	307,575
26,512	Informa PLC	232,568
13,348	Inmarsat PLC	203,054
6,999	InterContinental Hotels Group PLC	281,149
17,872	Intermediate Capital Group PLC	156,224
45,813	International Consolidated Airlines Group SA(a)	412,139

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

57

PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio (PXF) (continued)

October 31, 2015

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	United Kingdom (continued)
4,466	Intertek Group PLC	$181,054
35,905	Intu Properties PLC REIT	191,918
77,818	ITV PLC	303,339
221,266	J Sainsbury PLC	910,350
21,283	John Wood Group PLC	196,231
9,167	Johnson Matthey PLC	365,972
46,645	KAZ Minerals PLC(a)	83,637
153,220	Kingfisher PLC	835,551
78,040	Ladbrokes PLC	127,274
17,656	Lancashire Holdings Ltd.	194,284
30,999	Land Securities Group PLC REIT	641,044
369,348	Legal & General Group PLC	1,492,221
3,603,304	Lloyds Banking Group PLC	4,103,030
3,951	London Stock Exchange Group PLC	155,294
128,502	Man Group PLC	331,624
102,040	Marks & Spencer Group PLC	808,439
28,831	Meggitt PLC	157,446
42,569	Melrose Industries PLC	175,009
199,278	National Grid PLC	2,846,209
3,033	Next PLC	374,733
330,709	Old Mutual PLC	1,084,315
35,933	Pearson PLC	478,088
15,962	Pennon Group PLC	199,925
5,821	Persimmon PLC	179,260
18,676	Petrofac Ltd.	243,148
15,480	Phoenix Group Holdings	204,527
3,889	Provident Financial PLC	208,414
98,455	Prudential PLC	2,309,697
16,149	Reckitt Benckiser Group PLC	1,582,225
28,979	RELX NV	497,781
26,152	RELX PLC	469,322
72,532	Rentokil Initial PLC	173,068
44,317	Rexam PLC	369,593
24,359	Rio Tinto Ltd.	880,243
70,374	Rio Tinto PLC	2,563,349
72,042	Rolls-Royce Holdings PLC	764,924
6,678,293	Rolls-Royce Holdings PLC-Entitlement(a)	10,314
187,269	Royal Bank of Scotland Group PLC(a)	918,557
44,501	Royal Mail PLC	306,043
87,131	RSA Insurance Group PLC	566,384
22,558	SABMiller PLC	1,391,800
35,638	Sage Group PLC (The)	299,964
67,120	Seadrill Ltd.(a)(b)	421,989
34,032	Segro PLC REIT	236,410
87,159	Serco Group PLC(a)	126,128
12,290	Severn Trent PLC	425,736
31,015	Sky PLC	524,979
20,435	Smith & Nephew PLC	350,314
20,090	Smiths Group PLC	298,480
78,810	SSE PLC	1,843,969
13,032	St. James’s Place PLC	194,121
181,752	Standard Chartered PLC	2,024,953
121,910	Standard Life PLC	792,461
27,059	Subsea 7 SA(a)	211,853
31,198	Tate & Lyle PLC	287,888
75,906	Taylor Wimpey PLC	232,114

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	United Kingdom (continued)
1,029,938	Tesco PLC(a)	$2,915,635
186,649	Thomas Cook Group PLC(a)	354,272
9,146	Travis Perkins PLC	270,636
47,936	Tullow Oil PLC(a)	150,212
50,325	Unilever NV CVA(b)	2,285,923
39,434	Unilever PLC	1,761,890
30,866	United Utilities Group PLC	471,212
2,317,370	Vodafone Group PLC	7,667,888
7,957	Weir Group PLC (The)	131,121
3,403	Whitbread PLC	260,993
29,817	William Hill PLC	146,022
330,443	WM Morrison Supermarkets PLC	859,916
44,201	WPP PLC	995,289

		126,602,841

	United States—0.3%
6,534	Carnival PLC	364,995
5,854	QIAGEN NV(a)	142,654
17,703	Sims Metal Management Ltd.	124,281
16,236	Thomson Reuters Corp.	666,143
62,955	Transocean Ltd.(b)	964,363
1,480	Valeant Pharmaceuticals International, Inc.(a)	138,051

		2,400,487

	Total Investments (excluding investments purchased with cash collateral from securities on loan) (Cost $843,111,114)—99.8%	786,012,458

	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—1.5%
11,818,396	Invesco Liquid Assets Portfolio—Institutional Class, 0.16%(c)(d) (Cost $11,818,396)	11,818,396

	Total Investments (Cost $854,929,510)—101.3%	797,830,854
	Other assets less liabilities—(1.3)%	(10,294,856)

	Net Assets—100.0%	$787,535,998

Investment Abbreviations:

CVA—Dutch Certificates

FDR—Fiduciary Depositary Receipt

PC—Participation Certificate

REIT—Real Estate Investment Trust

RSP—Registered Savings Plan Shares

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	All or a portion of this security was out on loan at October 31, 2015.
(c)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of October 31, 2015.
(d)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

58

Schedule of Investments

PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio (PDN)

October 31, 2015

Number of Shares		Value
	Common Stocks and Other Equity Interests—99.9%
	Australia—5.0%
22,527	Abacus Property Group REIT	$52,555
45,870	Adelaide Brighton Ltd.	137,122
48,186	ALS Ltd.	177,048
82,439	Alumina Ltd.	63,815
6,187	Ansell Ltd.	88,812
50,311	APN News & Media Ltd.(a)	18,486
45,760	Ardent Leisure Group	91,086
14,052	Aristocrat Leisure Ltd.	93,437
464,600	Atlas Iron Ltd.(a)	9,281
167,407	AusNet Services	172,586
25,401	Automotive Holdings Group Ltd.	77,020
25,805	Aveo Group	56,705
56,283	AWE Ltd.(a)	25,298
149,789	Beach Energy Ltd.	68,395
9,702	Bega Cheese Ltd.	40,147
39,801	Bradken Ltd.(a)	27,544
8,389	Breville Group Ltd.	39,322
22,916	BWP Trust REIT	52,645
14,392	Cabcharge Australia Ltd.	28,956
24,091	Cardno Ltd.	52,594
6,927	carsales.com Ltd.	48,432
41,281	Challenger Ltd.	242,389
13,181	Charter Hall Group REIT	42,224
24,921	Charter Hall Retail REIT	75,387
2,338	Cochlear Ltd.	148,373
95,633	Cromwell Property Group REIT	68,571
55,713	CSR Ltd.	110,103
20,972	Dick Smith Holdings Ltd.	10,399
18,239	DuluxGroup Ltd.	76,774
61,409	Echo Entertainment Group Ltd.	223,881
232,050	Fairfax Media Ltd.	156,451
14,171	FlexiGroup Ltd.	30,938
3,965	Flight Centre Travel Group Ltd.	107,354
23,555	Genworth Mortgage Insurance Australia Ltd.	45,374
20,652	GrainCorp Ltd., Class A	133,344
9,687	GUD Holdings Ltd.	55,566
20,214	GWA Group Ltd.	35,766
41,928	Harvey Norman Holdings Ltd.	119,056
35,715	Healthscope Ltd.	68,798
42,293	Investa Office Fund REIT	121,903
5,157	InvoCare Ltd.	40,877
16,469	IOOF Holdings Ltd.	109,743
7,106	IRESS Ltd.	47,605
12,603	JB Hi-Fi Ltd.	161,489
5,948	M2 Group Ltd.	42,012
16,836	Mineral Resources Ltd.	51,410
61,795	MMA Offshore Ltd.	18,517
124,951	MMG Ltd.(a)	27,569
19,729	Monadelphous Group Ltd.	97,404
334,523	Mount Gibson Iron Ltd.(a)	51,313
166,825	Myer Holdings Ltd.	114,260
22,123	Navitas Ltd.	66,291
13,031	NIB Holdings Ltd.	33,562
68,337	Nine Entertainment Co. Holdings Ltd.	75,570
18,089	Nufarm Ltd.	108,020
38,008	OceanaGold Corp.	72,626

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Australia (continued)
29,825	Oil Search Ltd.	$167,037
103,327	Orora Ltd.	172,502
11,554	Pact Group Holdings Ltd.	42,288
2,083	Perpetual Ltd.	66,741
6,041	Platinum Asset Management Ltd.	31,894
8,389	Premier Investments Ltd.	81,936
63,614	Primary Health Care Ltd.	168,380
27,219	Qube Holdings Ltd.	44,470
3,882	Ramsay Health Care Ltd.	171,744
10,912	Recall Holdings Ltd.	59,634
161,661	Resolute Mining Ltd.(a)	43,251
18,693	SAI Global Ltd.	58,547
7,514	Seek Ltd.	68,780
19,072	Seven Group Holdings Ltd.	68,715
137,260	Seven West Media Ltd.	66,102
28,582	Shopping Centres Australasia Property Group REIT	42,007
89,251	Sigma Pharmaceuticals Ltd.	53,488
79,089	Southern Cross Media Group Ltd.	55,298
51,652	Spotless Group Holdings Ltd.	79,230
80,158	STW Communications Group Ltd.	42,606
11,035	Super Retail Group Ltd.	76,052
53,049	Sydney Airport	244,118
316,702	Ten Network Holdings Ltd.(a)	37,282
6,452	TPG Telecom Ltd.	50,911
102,195	Transfield Services Ltd.(a)	73,276
235,964	Transpacific Industries Group Ltd.	114,477
53,839	Treasury Wine Estates Ltd.	271,953
47,921	UGL Ltd.	77,951
71,116	Vicinity Centres REIT(a)	147,647
8,108	Village Roadshow Ltd.	43,558
112,977	Virgin Australia Holdings Ltd.(a)	0
14,267	Western Areas Ltd.	24,327
91,359	Whitehaven Coal Ltd.(a)	66,484

		7,224,891

	Austria—0.9%
990	ams AG	31,837
2,589	BUWOG AG	55,340
6,301	CA Immobilien Anlagen AG	124,139
4,622	Conwert Immobilien Invest SE(a)	66,553
844	Flughafen Wien AG	79,909
1,152	Lenzing AG	88,519
3,247	Oesterreichische Post AG	118,723
1,861	RHI AG	42,287
789	Schoeller-Bleckmann Oilfield Equipment AG	47,631
13,571	Telekom Austria AG	82,182
11,627	UNIQA Insurance Group AG	108,543
8,127	Verbund AG	115,540
4,589	Vienna Insurance Group AG Wiener Versicherung Gruppe	147,616
9,221	Wienerberger AG	170,768
2,352	Zumtobel AG	53,781

		1,333,368

	Belgium—1.4%
1,339	Ackermans & van Haaren NV	204,859

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

59

PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio (PDN) (continued)

October 31, 2015

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Belgium (continued)
962	Barco NV	$63,505
1,274	Befimmo SA REIT	85,720
6,716	Bekaert SA NV	200,308
4,391	bpost SA	110,446
1,502	Cofinimmo SA REIT	168,407
509	Compagnie d’Entreprises CFE SA	63,424
2,162	D’Ieteren SA/NV	73,511
4,764	Econocom Group SA	42,785
2,389	Elia System Operator SA	116,143
3,455	Euronav SA	51,276
1,090	EVS Broadcast Equipment SA	31,944
1,472	Fagron	36,334
794	Gimv NV	37,478
7,090	Mobistar SA(a)	174,418
48,924	Nyrstar NV(a)	75,175
3,086	Ontex Group NV	95,365
3,610	Telenet Group Holding NV(a)	211,034
2,809	Tessenderlo Chemie NV(a)	91,134
560	Warehouses De Pauw SCA REIT	46,086

		1,979,352

	Cambodia—0.0%
77,301	NagaCorp Ltd.	54,858

	Canada—7.4%
10,184	Advantage Oil & Gas Ltd.(a)	56,589
13,744	Aecon Group, Inc.	158,728
25,969	AGF Management Ltd., Class B	107,778
16,673	Aimia, Inc.	154,197
11,666	Alamos Gold, Inc., Class A	44,850
8,647	Algonquin Power & Utilities Corp.	66,686
4,759	Allied Properties Real Estate Investment Trust REIT	130,510
14,829	Artis Real Estate Investment Trust REIT	151,764
86,631	Athabasca Oil Corp.(a)	103,294
4,204	ATS Automation Tooling Systems, Inc.(a)	44,246
66,878	B2Gold Corp.(a)	72,074
26,416	Bankers Petroleum Ltd.(a)	44,419
15,628	Bellatrix Exploration Ltd.(a)(b)	25,681
8,619	Birchcliff Energy Ltd.(a)	37,550
4,118	Black Diamond Group Ltd.	26,470
3,903	Boardwalk Real Estate Investment Trust REIT	160,255
1,961	Bonterra Energy Corp.	32,540
16,142	CAE, Inc.	182,104
11,021	Calfrac Well Services Ltd.(b)	19,458
15,217	Canaccord Genuity Group, Inc.	58,968
9,138	Canadian Apartment Properties REIT	188,019
9,252	Canadian Energy Services & Technology Corp.(b)	39,954
4,886	Canadian Real Estate Investment Trust REIT	159,051
6,672	Canadian Western Bank	128,152
4,974	Canfor Corp.(a)	70,332
8,743	Cascades, Inc.	62,280
1,138	CCL Industries, Inc., Class B	161,130
23,981	Centerra Gold, Inc.	134,903
12,342	Chartwell Retirement Residences	119,331
4,122	Cineplex, Inc.	158,755

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Canada (continued)
745	Cogeco Cable, Inc.	$38,453
1,308	Colliers International Group, Inc.	64,813
231	Constellation Software, Inc.	99,755
9,068	Corus Entertainment, Inc., Class B	86,428
13,718	Cott Corp.	143,120
19,169	Crew Energy, Inc.(a)	65,198
10,006	Detour Gold Corp.(a)	111,199
5,201	DH Corp.	140,326
2,344	Dollarama, Inc.	158,249
5,641	Dominion Diamond Corp.	59,629
1,910	Dorel Industries, Inc., Class B	48,540
4,432	Dream Unlimited Corp., Class A(a)	24,966
6,482	Dundee Corp., Class A(a)	37,257
6,220	Element Financial Corp.(a)	80,391
2,604	Emera, Inc.	85,264
5,742	Enerflex Ltd.	55,386
22,904	Ensign Energy Services, Inc.	143,899
14,801	Entertainment One Ltd.	50,220
17,504	Extendicare, Inc.(b)	114,923
7,126	First Capital Realty, Inc.	105,500
9,735	First Majestic Silver Corp.(a)(b)	32,144
1,308	FirstService Corp.	45,988
3,998	Franco-Nevada Corp.	202,658
5,044	Genworth MI Canada, Inc.(b)	124,640
5,832	Gildan Activewear, Inc.	167,558
3,245	Granite REIT	94,521
2,480	Great Canadian Gaming Corp.(a)	34,214
3,742	Home Capital Group, Inc.	91,094
14,645	HudBay Minerals, Inc.	76,004
9,942	Hudson’s Bay Co.	172,723
6,371	Innergex Renewable Energy, Inc.	51,519
11,426	InnVest REIT	45,762
3,962	Jean Coutu Group (PJC), Inc. (The), Class A	60,353
40,978	Just Energy Group, Inc.(b)	300,989
4,034	Laurentian Bank of Canada	163,321
2,245	Linamar Corp.	130,391
1,269	MacDonald Dettwiler & Associates Ltd.	75,596
9,799	Major Drilling Group International, Inc.	31,082
8,019	Manitoba Telecom Services, Inc.(b)	176,089
7,459	Maple Leaf Foods, Inc.	118,525
8,170	Martinrea International, Inc.	69,252
11,690	MEG Energy Corp.(a)	97,212
8,852	Mullen Group Ltd.(b)	118,130
16,791	Nevsun Resources Ltd.	50,180
56,045	New Gold, Inc.(a)	138,790
1,951	Norbord, Inc.	36,847
4,415	North West Co., Inc. (The)	97,860
3,650	Northern Property Real Estate Investment Trust REIT	51,583
7,549	Northland Power, Inc.(b)	97,511
7,849	Nuvista Energy Ltd.(a)	27,716
2,064	Open Text Corp.	95,616
15,977	Pan American Silver Corp.	121,139
9,104	Parkland Fuel Corp.(b)	158,303
3,986	Pason Systems, Inc.	58,616
5,420	Peyto Exploration & Development Corp.	111,851

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

60

PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio (PDN) (continued)

October 31, 2015

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Canada (continued)
38,479	Precision Drilling Corp.	$152,934
14,162	Primero Mining Corp.(a)	32,581
7,959	Progressive Waste Solutions Ltd.	191,257
3,304	Ritchie Bros Auctioneers, Inc.	85,709
9,038	RONA, Inc.	94,293
9,348	Russel Metals, Inc.(b)	145,755
3,648	Secure Energy Services, Inc.	24,230
16,903	SEMAFO, Inc.(a)	38,370
4,278	ShawCor Ltd.	90,736
74,245	Sherritt International Corp.	46,533
964	Sierra Wireless, Inc.(a)	24,027
8,981	Silver Standard Resources, Inc.(a)	61,848
3,700	Stantec, Inc.	92,815
1,150	Stella-Jones, Inc.	42,296
16,495	Superior Plus Corp.(b)	134,648
20,898	Surge Energy, Inc.(b)	46,960
1,181	TMX Group Ltd.	41,640
6,275	TORC Oil & Gas Ltd.	31,798
3,910	Toromont Industries Ltd.	101,698
5,664	Tourmaline Oil Corp.(a)	117,795
7,852	Transcontinental, Inc., Class A	120,929
7,521	TransForce, Inc.	147,046
38,525	Trican Well Service Ltd.(a)	25,618
8,594	Trilogy Energy Corp.(b)	28,902
30,294	Trinidad Drilling Ltd.	52,560
33,052	Turquoise Hill Resources Ltd.(a)	89,429
14,486	Veresen, Inc.(b)	125,999
2,473	West Fraser Timber Co. Ltd.	87,458
3,346	Westshore Terminals Investment Corp.	55,777
6,921	Whitecap Resources, Inc.(b)	61,415
4,228	WSP Global, Inc.	147,100

		10,679,517

	China—0.9%
17,352	AAC Technologies Holdings, Inc.	110,603
39,146	China Gold International Resources Corp. Ltd.(a)	52,360
489,050	China Huarong Energy Co. Ltd.(a)	20,193
178,582	China Travel International Investment Hong Kong Ltd.	81,110
216,339	FIH Mobile Ltd.	103,562
272,922	Honghua Group Ltd.(a)	22,186
28,851	Minth Group Ltd.	59,935
165,460	Parkson Retail Group Ltd.	24,552
2,154,310	Semiconductor Manufacturing International Corp.(a)	200,140
369,375	Shougang Fushan Resources Group Ltd.	50,044
260,567	Shui On Land Ltd.	71,949
91,579	Tingyi Cayman Islands Holding Corp.	157,396
63,618	Uni-President China Holdings Ltd.	52,289
211,869	Yangzijiang Shipbuilding Holdings Ltd.	189,101
91,418	Yingde Gases Group Co. Ltd.	40,931

		1,236,351

	Colombia—0.1%
55,265	Gran Tierra Energy, Inc.(a)	133,479

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Colombia (continued)
7,628	Parex Resources, Inc.(a)	$57,253

		190,732

	Denmark—1.4%
6,345	Alm. Brand A/S	36,184
2,142	Chr. Hansen Holding A/S	129,322
1,907	Coloplast A/S, Class B	137,449
1,497	D/S Norden A/S(a)	29,979
2,695	DFDS A/S	82,233
4,318	GN Store Nord A/S	79,117
5,464	H. Lundbeck A/S(a)	161,301
2,177	Matas A/S	39,663
2,569	NKT Holding A/S	140,490
4,533	Novozymes A/S, Class B	211,167
2,548	Pandora A/S	295,327
543	Rockwool International A/S, Class B	85,417
1,495	Royal Unibrew A/S	59,413
1,111	SimCorp A/S	54,717
5,114	Sydbank A/S	168,997
3,955	Topdanmark A/S(a)	105,799
6,285	Tryg A/S	113,575
943	William Demant Holding(a)	82,271

		2,012,421

	Faroe Islands—0.1%
1,869	Bakkafrost P/F	60,299

	Finland—1.4%
8,404	Amer Sports Oyj	236,914
4,772	Cargotec Oyj, Class B	170,898
6,598	Caverion Corp.	57,725
14,379	Citycon Oyj	38,057
3,119	Cramo Oyj	57,538
7,352	Huhtamaki Oyj	260,696
10,551	Kemira Oyj	125,643
5,285	Konecranes Oyj	142,391
14,174	Metsa Board Oyj, Class B	90,656
21,997	Outokumpu Oyj(a)(b)	75,230
30,295	Outotec Oyj(b)	104,747
5,927	Ramirent Oyj	46,355
11,464	Sanoma Oyj(b)	50,528
17,885	Sponda Oyj	76,340
5,375	Tieto Oyj	138,522
2,873	Uponor Oyj	38,496
13,167	Valmet Oyj	139,486
33,880	YIT Oyj	179,268

		2,029,490

	France—3.5%
1,755	Aeroports de Paris	221,686
1,297	Alten SA	67,625
9,840	Altran Technologies SA	123,372
743	bioMerieux	86,754
32,867	Bollore SA	163,452
2,658	Bourbon SA(b)	39,374
5,808	Coface SA(a)	47,240
2,914	Dassault Systemes	231,249
24,368	Derichebourg SA(a)	75,344

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

61

PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio (PDN) (continued)

October 31, 2015

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	France (continued)
3,627	Elior Participations SCA(c)	$69,193
851	Eramet(a)(b)	33,786
9,484	Etablissements Maurel et Prom(a)(b)	34,353
580	Euler Hermes Group	54,619
943	Groupe Fnac SA(a)	61,449
15,130	Havas SA	131,868
511	Hermes International	197,764
609	Iliad SA	128,727
2,849	Imerys SA	196,036
1,013	Ingenico Group	120,182
1,919	Ipsen SA	121,720
4,349	Ipsos	88,756
3,489	JCDecaux SA	142,795
1,615	Korian SA	61,379
3,251	Mercialys SA REIT	75,074
9,059	Metropole Television SA	175,173
3,883	Nexity SA	172,818
683	Numericable-SFR SAS(a)	31,084
2,039	Orpea	164,424
3,800	Plastic Omnium SA	110,441
4,921	Rallye SA(b)	91,569
1,508	Remy Cointreau SA	105,596
3,311	Rubis SCA	266,961
2,511	Saft Groupe SA	65,184
2,784	SEB SA	284,408
1,315	Societe BIC SA	210,702
10,966	Societe Television Francaise 1	141,911
5,012	Solocal Group(a)(b)	41,031
774	Sopra Steria Group	88,492
2,402	Tarkett SA	72,039
10,189	Ubisoft Entertainment SA(a)	306,988
1,554	Vicat	100,079
171	Virbac SA	34,256

		5,036,953

	Georgia—0.0%
1,912	Bank of Georgia Holdings PLC	59,058

	Germany—4.0%
3,377	Aareal Bank AG	129,258
7,352	Aixtron SE(a)(b)	47,023
5,260	alstria office REIT-AG REIT	73,764
3,216	Axel Springer SE	181,678
2,829	BayWa AG(b)	96,236
873	Bechtle AG	81,006
238	Biotest AG	3,604
779	Biotest AG (Preference Shares)	11,015
2,665	Deutsche EuroShop AG	129,149
15,757	Deutz AG	59,407
3,422	DIC Asset AG	33,840
3,701	DMG Mori AG	147,608
403	Draegerwerk AG & Co. KGaA	25,945
740	Draegerwerk AG & Co. KGaA (Preference Shares)	53,600
1,926	Drillisch AG	99,804
544	Duerr AG	45,532
1,758	ElringKlinger AG	39,548

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Germany (continued)
1,062	Fielmann AG	$74,788
3,569	Fraport AG Frankfurt Airport Services Worldwide	227,482
1,481	FUCHS PETROLUB SE	61,619
3,013	FUCHS PETROLUB SE (Preference Shares)	145,164
2,196	Gerresheimer AG	172,160
1,392	Gerry Weber International AG	22,773
2,282	Hamburger Hafen und Logistik AG, Class A	33,161
64,374	Heidelberger Druckmaschinen AG(a)	185,955
2,020	Indus Holding AG	94,533
2,848	Jenoptik AG	46,215
1,403	Jungheinrich AG (Preference Shares)	103,947
618	Kabel Deutschland Holding AG	79,019
3,960	KION Group AG	179,395
884	Krones AG	106,830
789	KUKA AG	67,015
2,018	LEG Immobilien AG	161,727
3,204	Nordex SE(a)	105,259
1,496	Norma Group SE	77,117
956	Pfeiffer Vacuum Technology AG	119,756
224	Puma SE	50,379
114	Rational AG	45,467
2,038	Rheinmetall AG	128,908
6,680	RHOEN KLINIKUM AG	200,268
299	Sartorius AG (Preference Shares)	67,974
4,558	SGL Carbon SE(a)(b)	84,185
1,710	Sixt SE	95,902
2,115	Sixt SE (Preference Shares)	91,503
4,295	SMA Solar Technology AG(a)(b)	208,282
4,313	Software AG	125,946
6,631	STADA Arzneimittel AG	253,589
1,109	Stroeer SE	70,306
6,680	TAG Immobilien AG(b)	86,888
37,615	Telefonica Deutschland Holding AG	243,325
2,883	United Internet AG	150,493
1,392	Vossloh AG(a)	102,947
1,473	Wacker Chemie AG	129,944
1,764	Wacker Neuson SE	24,640
3,564	Wincor Nixdorf AG	183,798
1,511	Wirecard AG	78,457

		5,745,133

	Gibraltar—0.1%
53,949	Bwin.Party Digital Entertainment PLC	93,234

	Greece—0.3%
920,623	Eurobank Ergasias SA(a)	31,526
2,918	FF Group	59,020
6,015	JUMBO SA	58,471
9,281	Mytilineos Holdings SA	49,724
21,988	Public Power Corp. SA	127,275
2,050	Titan Cement Co. SA	45,177

		371,193

	Hong Kong—2.7%
12,802	ASM Pacific Technology Ltd.	91,347
146,167	Brightoil Petroleum Holdings Ltd.(a)	52,242
10,472	Cafe de Coral Holdings Ltd.	35,469

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

62

PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio (PDN) (continued)

October 31, 2015

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Hong Kong (continued)
144,383	Champion REIT	$75,637
12,118	Cheung Kong Infrastructure Holdings Ltd.	112,813
55,885	Chow Tai Fook Jewellery Group Ltd.	47,808
23,653	Dah Sing Banking Group Ltd.	44,986
7,465	Dah Sing Financial Holdings Ltd.	41,948
129,776	Esprit Holdings Ltd.	146,185
142,381	First Pacific Co. Ltd.	97,553
81,130	Fortune REIT	84,583
697,441	Global Brands Group Holding Ltd.(a)	144,886
67,679	Goldin Properties Holdings Ltd.(a)	58,334
11,631	Great Eagle Holdings Ltd.	38,344
1,572,723	G-Resources Group Ltd.	35,310
72,729	Hopewell Highway Infrastructure Ltd.	33,502
23,091	Hopewell Holdings Ltd.	83,573
135,833	Huabao International Holdings Ltd.	56,962
113,842	Hutchison Telecommunications Hong Kong Holdings Ltd.	42,158
43,398	Hysan Development Co. Ltd.	192,909
4,677	Jardine Strategic Holdings Ltd.	141,105
19,733	Johnson Electric Holdings Ltd.	72,438
114,500	Ju Teng International Holdings Ltd.	62,790
67,783	K Wah International Holdings Ltd.	29,387
35,796	Kerry Logistics Network Ltd.	53,393
28,098	Lifestyle International Holdings Ltd.	40,678
26,212	Luk Fook Holdings International Ltd.	67,812
109,331	NewOcean Energy Holdings Ltd.	44,860
57,762	NWS Holdings Ltd.	87,201
29,747	Orient Overseas International Ltd.	142,208
283,075	Pacific Basin Shipping Ltd.	84,008
40,961	Pacific Textile Holdings Ltd.	58,560
365,634	PCCW Ltd.	198,148
633,613	REXLot Holdings Ltd.	26,979
59,877	Sa Sa International Holdings Ltd.	19,238
93,837	Shangri-La Asia Ltd.	86,208
87,422	Shun Tak Holdings Ltd.	34,968
27,003	SmarTone Telecommunications Holding Ltd.	48,082
146,727	Sun Art Retail Group Ltd.	120,409
67,679	Sun Hung Kai & Co. Ltd.	45,672
50,999	Techtronic Industries Co. Ltd.	187,213
20,922	Television Broadcasts Ltd.	76,398
136,638	Truly International Holdings Ltd.	32,616
12,303	VTech Holdings Ltd.	149,460
179,628	WH Group Ltd.(a)(c)	99,432
222,503	Xinyi Glass Holdings Co. Ltd.	115,700
59,158	Yue Yuen Industrial Holdings Ltd.	216,401
81,396	Yuexiu Real Estate Investment Trust REIT	43,061

		3,900,974

	Ireland—0.6%
27,952	C&C Group PLC	112,084
5,962	Glanbia PLC	116,176
18,493	Greencore Group PLC	86,253
18,100	James Hardie Industries PLC	236,316
7,371	Kingspan Group PLC	179,376
1,070	Paddy Power PLC	124,344
8,207	UDG Healthcare PLC	60,231

		914,780

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Israel—0.9%
5,162	Alony Hetz Properties & Investments Ltd. REIT	$39,574
2,061	Azrieli Group	80,896
11,783	Cellcom Israel Ltd.(a)	87,861
4,399	Delek Automotive Systems Ltd.	41,719
1,991	Elbit Systems Ltd.	158,101
8,322	Gazit-Globe Ltd.	90,387
113,237	Israel Discount Bank Ltd., Class A(a)	206,928
33,534	Migdal Insurance & Financial Holding Ltd.	30,553
11,777	Mizrahi Tefahot Bank Ltd.	143,128
1,506	NICE Systems Ltd.	92,683
197,488	Oil Refineries Ltd.(a)	72,351
17,924	Partner Communications Co. Ltd.(a)	81,491
399	Paz Oil Co. Ltd.	59,659
17,366	Shufersal Ltd.(a)	49,818
3,108	Strauss Group Ltd.(a)	44,604

		1,279,753

	Italy—2.5%
5,523	ACEA SpA	79,740
10,789	Anima Holding SpA(c)	106,369
8,051	Ansaldo STS SpA	86,045
12,098	Astaldi SpA	97,825
10,686	Autogrill SpA(a)	99,982
2,461	Azimut Holding SpA	59,509
49,706	Banca Carige SpA(a)	91,147
3,086	Banca Generali SpA	95,587
43,554	Banca Popolare di Sondrio Scarl	199,857
112,835	Beni Stabili SpA REIT	93,358
1,591	Brembo SpA	70,458
1,942	Brunello Cucinelli SpA	35,332
9,288	Buzzi Unicem SpA	157,901
5,613	Cementir Holding SpA	31,560
33,366	CIR-Compagnie Industriali Riunite SpA(a)	37,042
6,359	Credito Emiliano SpA	45,764
158,822	Credito Valtellinese SC(a)	200,882
1,177	Danieli & C. Officine Meccaniche SpA	25,301
3,747	Danieli & C. Officine Meccaniche SpA-RSP	56,954
16,151	Davide Campari-Milano SpA	138,983
2,800	De’Longhi SpA	68,913
1,049	DiaSorin SpA	47,209
671	Ei Towers SpA	40,878
9,802	ERG SpA	139,787
82,435	Hera SpA	217,638
3,107	Interpump Group SpA	45,991
75,667	Iren SpA	125,378
3,163	MARR SpA	64,744
2,393	Moncler SpA	38,726
24,527	Parmalat SpA	64,104
19,407	Piaggio & C. SpA	48,407
20,376	Prada SpA	82,818
69,016	RCS MediaGroup SpA(a)	55,387
5,221	Recordati SpA	130,400
4,273	Safilo Group SpA(a)	53,385
35,184	Salini Impregilo SpA	146,525
1,475	Salvatore Ferragamo SpA	40,245
66,278	Saras SpA(a)	131,419
9,510	Societa Iniziative Autostradali e Servizi SpA	109,569

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

63

PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio (PDN) (continued)

October 31, 2015

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Italy (continued)
861	Tod’s SpA	$72,522
12,501	Trevi Finanziaria SpA	16,226

		3,549,867

	Japan—36.1%
36,385	77 Bank Ltd. (The)	202,616
1,056	ABC-Mart, Inc.	59,243
10,646	Accordia Golf Co. Ltd.	96,954
17,400	ACOM Co. Ltd.(a)	96,030
2,584	Adastria Co. Ltd.	146,250
9,380	ADEKA Corp.	138,980
6,504	Advantest Corp.(b)	52,334
1,942	AEON DELIGHT Co. Ltd.	56,244
7,227	AEON Financial Service Co. Ltd.	182,359
7,861	AEON Mall Co. Ltd.	132,433
3,900	Aica Kogyo Co. Ltd.	77,919
21,120	Aichi Steel Corp.	92,408
3,375	Aida Engineering Ltd.	32,442
19,816	Aiful Corp.(a)	79,313
1,910	Ain Holdings, Inc.	91,167
5,850	Aisan Industry Co. Ltd.	59,094
14,879	Akebono Brake Industry Co. Ltd.(b)	43,771
3,422	Alpen Co. Ltd.	56,289
5,031	Alpine Electronics, Inc.	66,872
5,749	Amano Corp.	75,367
13,289	Anritsu Corp.	87,217
5,168	AOKI Holdings, Inc.	63,468
6,127	Aoyama Trading Co. Ltd.	224,923
2,049	Arcland Sakamoto Co. Ltd.	44,996
3,702	Arcs Co. Ltd.	75,098
5,277	Asahi Diamond Industrial Co. Ltd.	56,192
4,833	Asahi Holdings, Inc.	71,529
3,476	Asatsu-DK, Inc.	85,924
19,000	Ashikaga Holdings Co. Ltd.	85,809
7,514	ASICS Corp.	209,526
2,495	ASKUL Corp.	92,212
11,194	Autobacs Seven Co. Ltd.	197,118
4,243	Avex Group Holdings, Inc.	50,280
8,113	Awa Bank Ltd. (The)	45,246
6,044	Azbil Corp.	153,761
4,083	Bank of The Ryukyus Ltd.	58,602
14,752	Bic Camera, Inc.	120,656
5,600	Bunka Shutter Co. Ltd.	43,714
2,040	Calbee, Inc.	74,551
36,363	Calsonic Kansei Corp.	292,290
2,612	Canon Electronics, Inc.	44,827
6,890	Canon Marketing Japan, Inc.	105,398
4,344	Capcom Co. Ltd.	92,154
13,400	Casio Computer Co. Ltd.(b)	254,508
2,342	Cawachi Ltd.	40,717
32,402	Central Glass Co. Ltd.	161,104
4,221	Century Tokyo Leasing Corp.	144,635
3,319	Chiyoda Co. Ltd.	110,565
19,501	Chiyoda Corp.	149,156
2,265	Chudenko Corp.	49,345
13,598	Chugoku Bank Ltd. (The)	194,378
8,101	Chugoku Marine Paints Ltd.	58,404

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Japan (continued)
29,023	Citizen Holdings Co. Ltd.	$221,746
4,938	CKD Corp.	45,339
12,725	Clarion Co. Ltd.(b)	43,867
7,469	CMK Corp.(b)	14,297
5,693	Coca-Cola East Japan Co. Ltd.	80,388
12,064	Coca-Cola West Co. Ltd.	245,429
1,546	cocokara fine, Inc.	61,750
3,442	Colowide Co. Ltd.(b)	46,892
13,267	COMSYS Holdings Corp.	174,475
426	Cosmos Pharmaceutical Corp.	53,411
1,554	CyberAgent, Inc.	64,388
5,269	Daibiru Corp.	45,147
4,821	Daido Metal Co. Ltd.	45,583
9,198	Daifuku Co. Ltd.	137,427
11,969	Daihen Corp.	60,006
7,802	Daiho Corp.	34,654
43,033	Daikyo, Inc.	74,886
1,175	Daikyonishikawa Corp.	62,998
12,978	Daio Paper Corp.(b)	128,947
2,848	Daiseki Co. Ltd.	46,068
15,705	Daishi Bank Ltd. (The)	71,448
53,100	Daiwabo Holdings Co. Ltd.	105,166
15,116	DCM Holdings Co. Ltd.	100,836
15,645	DeNA Co. Ltd.	253,068
9,104	Denki Kogyo Co. Ltd.	39,079
1,054	DISCO Corp.	97,037
7,203	DMG Mori Co. Ltd.	103,859
6,151	Don Quijote Holdings Co. Ltd.	228,098
2,600	Doshisha Co. Ltd.	48,133
3,650	Doutor Nichires Holdings Co. Ltd.	53,355
26,755	Dowa Holdings Co. Ltd.	235,014
2,261	DTS Corp.	53,736
8,214	Duskin Co. Ltd.	141,648
1,508	DyDo Drinco, Inc.	64,606
29,677	Dynam Japan Holdings Co. Ltd.	36,531
2,075	Eagle Industry Co. Ltd.	42,162
1,621	Earth Chemical Co. Ltd.	64,276
25,563	EDION Corp.(b)	192,980
2,875	EIZO Corp.	67,733
4,992	EXEDY Corp.	115,704
3,365	Ezaki Glico Co. Ltd.	161,732
5,164	F.C.C. Co. Ltd.	92,175
4,296	FamilyMart Co. Ltd.	176,753
3,428	Fancl Corp.	48,292
3,119	Foster Electric Co. Ltd.	77,668
2,233	FP Corp.	91,874
5,160	Fuji Machine Manufacturing Co. Ltd.	51,140
7,344	Fuji Media Holdings, Inc.	87,878
6,917	Fuji Oil Holdings, Inc.	98,131
2,243	Fuji Seal International, Inc.	76,672
2,283	Fuji Soft, Inc.	43,910
1,361	Fujimori Kogyo Co. Ltd.	37,782
7,953	Fujitec Co. Ltd.	86,532
6,244	Fujitsu General Ltd.	79,062
6,500	Fukuda Corp.	65,337
14,216	Fukuyama Transporting Co. Ltd.(b)	77,515

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

64

PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio (PDN) (continued)

October 31, 2015

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Japan (continued)
5,313	Funai Electric Co. Ltd.	$55,254
38,023	Furukawa Co. Ltd.	90,430
4,114	Futaba Corp.	53,694
11,420	Futaba Industrial Co. Ltd.	49,399
2,483	Fuyo General Lease Co. Ltd.	112,139
6,971	Geo Holdings Corp.(b)	104,847
5,969	Glory Ltd.	152,100
28,398	Godo Steel Ltd.	50,124
16,170	Gree, Inc.(b)	82,274
44,245	GS Yuasa Corp.	169,390
5,386	Gulliver International Co. Ltd.(b)	54,853
19,898	Gunze Ltd.	63,482
10,910	H2O Retailing Corp.	213,996
4,957	Hamamatsu Photonics K.K.	127,340
40,641	Hanwa Co. Ltd.	169,401
4,550	Happinet Corp.	47,319
23,045	Haseko Corp.	236,991
15,886	Hazama Ando Corp.	94,388
3,682	Heiwa Corp.	68,285
4,418	Heiwa Real Estate Co. Ltd.	53,598
4,304	Heiwado Co. Ltd.	97,333
1,214	Hikari Tsushin, Inc.	93,056
1,525	Hirose Electric Co. Ltd.	186,526
2,875	HIS Co. Ltd.	97,441
5,539	Hisamitsu Pharmaceutical Co., Inc.	216,190
4,930	Hitachi Capital Corp.	142,783
10,750	Hitachi Chemical Co. Ltd.	172,107
5,689	Hitachi High-Technologies Corp.	154,394
5,862	Hitachi Koki Co. Ltd.	42,990
4,677	Hitachi Kokusai Electric, Inc.	65,112
3,650	Hitachi Maxell Ltd.	63,003
13,573	Hitachi Metals Ltd.	155,104
7,732	Hitachi Transport System Ltd.	137,116
28,215	Hitachi Zosen Corp.	155,484
1,077	Hogy Medical Co. Ltd.	51,942
13,679	Hokkoku Bank Ltd. (The)	51,123
25,666	Hokuetsu Kishu Paper Co. Ltd.	179,720
1,793	Hokuto Corp.	35,154
2,992	Horiba Ltd.	118,763
2,142	Hoshizaki Electric Co. Ltd.	156,379
11,739	Hosiden Corp.	72,861
7,191	House Foods Group, Inc.	124,900
5,410	Hulic Co. Ltd.	50,928
12,123	Hyakugo Bank Ltd. (The)	62,486
12,288	Hyakujushi Bank Ltd. (The)	46,535
4,013	IBJ Leasing Co. Ltd.	85,265
9,944	Iino Kaiun Kaisha Ltd.	45,322
2,574	Inaba Denki Sangyo Co. Ltd.	80,841
3,737	Inabata & Co. Ltd.	43,664
2,443	Internet Initiative Japan, Inc.	46,036
41,020	Iseki & Co. Ltd.(b)	67,984
75,839	Ishihara Sangyo Kaisha Ltd.(a)	74,158
12,327	IT Holdings Corp.	306,962
7,336	Ito EN Ltd.(b)	154,167
6,000	Itochu Enex Co. Ltd.	48,428
5,624	ITOCHU Techno-Solutions Corp.	123,968

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Japan (continued)
19,313	Itoham Foods, Inc.	$99,066
7,675	Itoki Corp.	56,286
4,003	Izumi Co. Ltd.	149,936
7,990	J Trust Co. Ltd.	64,754
22,478	Jaccs Co. Ltd.	94,811
1,645	JAFCO Co. Ltd.	63,455
1,617	Japan Airport Terminal Co. Ltd.	88,438
3,547	Japan Aviation Electronics Industry Ltd.	63,695
13,200	Japan Exchange Group, Inc.	214,832
5,057	Japan Petroleum Exploration Co. Ltd.	152,538
13,348	Japan Securities Finance Co. Ltd.	72,450
53,104	Japan Steel Works Ltd. (The)	198,906
7,802	Jeol Ltd.	47,455
11,091	J-Oil Mills, Inc.	32,168
2,075	Joyful Honda Co. Ltd.	39,411
21,350	Juroku Bank Ltd. (The)	95,891
43,721	JVC KENWOOD Corp.	115,213
6,908	Kagome Co. Ltd.(b)	117,867
1,600	Kaken Pharmaceutical Co. Ltd.	111,374
22,101	Kamigumi Co. Ltd.	191,569
2,255	Kanamoto Co. Ltd.	45,838
22,131	Kandenko Co. Ltd.	157,352
44,254	Kanematsu Corp.	73,711
12,185	Kansai Paint Co. Ltd.	187,104
5,200	Kasai Kogyo Co. Ltd.	65,283
6,476	Kato Works Co. Ltd.	28,013
35,484	Keihan Electric Railway Co. Ltd.	253,174
7,627	Keihin Corp.	125,394
16,838	Keisei Electric Railway Co. Ltd.	209,158
18,368	Keiyo Bank Ltd. (The)	93,001
10,111	Kenedix, Inc.	36,866
9,710	Kewpie Corp.	223,207
14,325	Kinden Corp.	187,201
3,609	Kintetsu World Express, Inc.	68,367
10,425	Kinugawa Rubber Industrial Co. Ltd.	58,658
2,612	Kissei Pharmaceutical Co. Ltd.	67,640
12,198	Kitz Corp.	56,606
3,985	Kiyo Bank Ltd. (The)	61,026
1,876	Kobayashi Pharmaceutical Co. Ltd.	146,442
3,221	Koei Tecmo Holdings Co. Ltd.	49,166
6,684	Kohnan Shoji Co. Ltd.	98,148
6,716	Kokuyo Co. Ltd.	75,411
4,932	Komeri Co. Ltd.	106,262
5,626	Komori Corp.	67,274
9,888	Konami Holdings Corp.	225,988
5,733	Konoike Transport Co. Ltd.	71,452
1,715	Kose Corp.	168,977
38,051	Kumagai Gumi Co. Ltd.	114,776
25,401	KUREHA Corp.	97,668
6,248	Kuroda Electric Co. Ltd.	127,575
36,704	KYB Corp.	105,542
3,133	Kyoei Steel Ltd.	52,158
3,537	Kyokuto Kaihatsu Kogyo Co. Ltd.	37,751
2,225	Kyokuto Securities Co. Ltd.	28,837
5,089	KYORIN Holdings, Inc.	86,156
898	Kyoritsu Maintenance Co. Ltd.	62,062

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

65

PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio (PDN) (continued)

October 31, 2015

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Japan (continued)
15,231	Kyowa Exeo Corp.	$159,914
6,347	Kyudenko Corp.	131,858
10,400	Kyushu Financial Group, Inc.(a)	79,977
39,707	Leopalace21 Corp.(a)	213,218
5,392	Lintec Corp.	127,388
23,086	Lion Corp.(b)	224,021
2,169	Mabuchi Motor Co. Ltd.	108,562
15,473	Maeda Corp.	113,219
7,855	Maeda Road Construction Co. Ltd.	144,179
9,320	Makino Milling Machine Co. Ltd.	72,984
1,616	Mandom Corp.	64,479
13,025	Marudai Food Co. Ltd.	48,463
4,677	Maruha Nichiro Corp.	70,538
6,242	Maruichi Steel Tube Ltd.	160,867
4,753	Matsui Securities Co. Ltd.	42,262
5,487	Matsumotokiyoshi Holdings Co. Ltd.	236,895
5,257	Megmilk Snow Brand Co. Ltd.	109,910
30,870	Meidensha Corp.	109,231
1,762	Meitec Corp.	64,464
13,897	Minebea Co. Ltd.	155,006
2,709	Ministop Co. Ltd.(b)	50,285
4,551	Miraca Holdings, Inc.	204,027
9,625	Mirait Holdings Corp.	83,907
8,079	Misawa Homes Co. Ltd.	48,872
10,684	MISUMI Group, Inc.	140,683
4,465	Mitsuba Corp.	71,003
11,616	Mitsubishi Logistics Corp.	168,067
55,057	Mitsubishi Paper Mills Ltd.(a)	37,868
19,836	Mitsubishi Steel Manufacturing Co. Ltd.	38,299
45,175	Mitsubishi UFJ Lease & Finance Co. Ltd.	239,211
18,273	Mitsui-Soko Holdings Co. Ltd.	59,358
13,687	Mitsumi Electric Co. Ltd.	83,591
4,603	Miura Co. Ltd.	55,347
1,064	Mochida Pharmaceutical Co. Ltd.	63,218
2,725	Modec, Inc.(b)	37,733
13,344	Monex Group, Inc.	37,818
25,661	Morinaga & Co. Ltd.	131,628
31,408	Morinaga Milk Industry Co. Ltd.	143,148
1,758	MOS Food Services, Inc.	38,212
3,250	Musashi Seimitsu Industry Co. Ltd.	66,360
1,708	Musashino Bank Ltd. (The)	65,532
6,545	Nabtesco Corp.	132,446
15,825	Nachi-Fujikoshi Corp.	71,601
8,287	Nagase & Co. Ltd.	103,832
7,433	Namura Shipbuilding Co. Ltd.	65,784
45,423	Nankai Electric Railway Co. Ltd.	233,373
4,237	NEC Networks & System Integration Corp.	79,807
14,981	NET One Systems Co. Ltd.	92,735
7,667	Nexon Co. Ltd.	107,246
13,848	Nichias Corp.	88,017
8,267	Nichicon Corp.	66,931
4,019	Nichiha Corp.	54,619
8,180	Nichii Gakkan Co.(b)	56,736
2,901	Nichi-iko Pharmaceutical Co. Ltd.	81,254
3,234	Nifco, Inc.	125,822
4,005	Nihon Kohden Corp.	78,557

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Japan (continued)
6,000	Nihon Parkerizing Co. Ltd.	$53,947
8,440	Nihon Unisys Ltd.	93,440
7,956	Nikkiso Co. Ltd.	64,611
6,230	Nikkon Holdings Co. Ltd.	121,270
8,186	Nippo Corp.	143,743
21,012	Nippon Chemi-Con Corp.	49,102
16,914	Nippon Denko Co. Ltd.	34,340
3,765	Nippon Densetsu Kogyo Co. Ltd.	71,790
9,938	Nippon Flour Mills Co. Ltd.	62,012
2,350	Nippon Gas Co. Ltd.(b)	59,785
14,373	Nippon Kayaku Co. Ltd.	150,906
9,722	Nippon Koei Co. Ltd.	39,396
135,741	Nippon Light Metal Holdings Co. Ltd.	233,968
3,432	Nippon Paint Holdings Co. Ltd.	73,290
10,974	Nippon Road Co. Ltd. (The)	60,201
3,097	Nippon Seiki Co. Ltd.	65,058
1,956	Nippon Shinyaku Co. Ltd.	76,992
3,300	Nippon Shokubai Co. Ltd.	260,336
6,149	Nippon Signal Co. Ltd.	64,254
16,404	Nippon Soda Co. Ltd.	128,323
24,945	Nippon Steel & Sumikin Bussan Corp.	87,233
69,022	Nippon Suisan Kaisha Ltd.	232,790
7,673	Nippon Synthetic Chemical Industry Co. Ltd. (The)	57,289
4,861	Nippon Television Holdings, Inc.	84,833
30,858	Nippon Yakin Kogyo Co. Ltd.(a)(b)	42,960
16,945	Nipro Corp.	191,250
37,154	Nishimatsu Construction Co. Ltd.	148,708
23,803	Nishi-Nippon Railroad Co. Ltd.	123,872
1,807	Nishio Rent All Co. Ltd.	42,362
9,186	Nissan Chemical Industries Ltd.	229,888
3,426	Nissan Shatai Co. Ltd.	39,974
2,830	Nissha Printing Co. Ltd.	62,052
20,988	Nisshin Oillio Group Ltd. (The)	78,265
5,415	Nissin Kogyo Co. Ltd.	83,867
1,300	Nitta Corp.	35,658
13,390	Nitto Boseki Co. Ltd.	40,722
2,384	Nitto Kogyo Corp.	46,346
16,398	NOF Corp.	117,949
6,700	Nomura Research Institute Ltd.	275,939
5,495	Noritz Corp.	86,426
23,351	North Pacific Bank Ltd.	90,366
1,409	NS Solutions Corp.	69,239
14,325	NS United Kaiun Kaisha Ltd.	28,965
2,704	NSD Co. Ltd.	37,868
7,788	NTT Urban Development Corp.	77,896
2,499	OBIC Co. Ltd.	132,949
25,894	Ogaki Kyoritsu Bank Ltd. (The)	101,495
1,546	Oiles Corp.	24,726
4,308	Okabe Co. Ltd.	34,593
5,319	Okamura Corp.	49,675
15,455	Okasan Securities Group, Inc.	91,699
90,110	Oki Electric Industry Co. Ltd.	153,077
3,028	Okinawa Electric Power Co., Inc. (The)	74,750
10,645	OKUMA Corp.	86,183
20,107	Okumura Corp.	107,304

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

66

PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio (PDN) (continued)

October 31, 2015

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Japan (continued)
24,709	Onward Holdings Co. Ltd.	$156,024
2,350	Oracle Corp. Japan	107,495
78,726	Orient Corp.(a)(b)	158,528
3,987	OSG Corp.	75,693
4,243	Otsuka Corp.	206,392
6,550	Pacific Industrial Co. Ltd.	73,492
23,187	Pacific Metals Co. Ltd.(a)(b)	62,447
9,209	PanaHome Corp.	66,010
1,813	Paramount Bed Holdings Co. Ltd.	58,443
6,364	Park24 Co. Ltd.	134,162
40,864	Penta-Ocean Construction Co. Ltd.	186,923
2,846	Pigeon Corp.	80,539
1,514	Pilot Corp.	64,612
898	Piolax, Inc.	47,774
105,354	Pioneer Corp.(a)	285,484
2,842	Plenus Co. Ltd.	44,134
1,320	Pola Orbis Holdings, Inc.	84,554
18,051	Press Kogyo Co. Ltd.	78,083
29,122	Prima Meat Packers Ltd.	81,809
4,425	Raito Kogyo Co. Ltd.	42,682
4,437	Relia, Inc.	42,320
564	Relo Holdings, Inc.	61,085
45,304	Rengo Co. Ltd.	216,618
3,109	Resorttrust, Inc.	80,382
1,387	Ricoh Leasing Co. Ltd.	42,239
2,509	Rinnai Corp.	200,221
2,600	Riso Kagaku Corp.	47,508
8,535	Rohto Pharmaceutical Co. Ltd.	141,737
13,614	Round One Corp.	61,823
2,988	Royal Holdings Co. Ltd.	52,716
21,336	Ryobi Ltd.	79,386
1,171	Ryohin Keikaku Co. Ltd.	237,063
2,249	Ryosan Co. Ltd.	54,792
2,687	Saizeriya Co. Ltd.	61,210
11,430	Sakai Chemical Industry Co. Ltd.	34,003
5,475	SAKATA INX Corp.	50,360
2,600	Sakata Seed Corp.	55,372
1,595	San-A Co. Ltd.	68,201
20,363	Sanden Holdings Corp.	70,703
6,617	Sangetsu Co. Ltd.	106,267
10,445	San-in Godo Bank Ltd. (The)	97,201
11,117	Sanken Electric Co. Ltd.	38,968
5,168	Sankyo Tateyama, Inc.	72,290
47,285	Sankyu, Inc.	268,409
2,677	Sanrio Co. Ltd.(b)	71,542
21,372	Sanwa Holdings Corp.	173,562
8,620	Sanyo Chemical Industries Ltd.	64,217
6,476	Sanyo Denki Co. Ltd.	39,712
17,199	Sanyo Shokai Ltd.	50,453
20,867	Sanyo Special Steel Co. Ltd.	86,632
1,950	Sato Holdings Corp.	42,676
1,743	Sawai Pharmaceutical Co. Ltd.	112,228
15,330	SCREEN Holdings Co. Ltd.	91,465
2,685	SCSK Corp.	103,573
6,450	Seibu Holdings, Inc.	131,539
2,225	Seikagaku Corp.	28,763

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Japan (continued)
18,974	Seiko Holdings Corp.	$124,528
4,982	Seiren Co. Ltd.	59,037
16,804	Senko Co. Ltd.(b)	117,109
17,391	Senshu Ikeda Holdings, Inc.	75,372
27,286	Seven Bank Ltd.	125,266
11,238	Shiga Bank Ltd. (The)	60,439
3,014	Shima Seiki Manufacturing Ltd.(b)	45,357
20,981	Shimadzu Corp.	329,472
9,104	Shindengen Electric Manufacturing Co. Ltd.	33,572
9,783	Shinko Electric Industries Co. Ltd.	59,991
7,701	Shinmaywa Industries Ltd.	84,875
4,221	Ship Healthcare Holdings, Inc.	102,976
755	SHO-BOND Holdings Co. Ltd.	30,125
6,086	Shochiku Co. Ltd.	53,963
8,721	Showa Corp.	81,519
2,350	Siix Corp.	66,600
19,525	Sinfonia Technology Co. Ltd.	33,978
20,214	SKY Perfect JSAT Holdings, Inc.	107,205
3,906	Sodick Co. Ltd.	29,099
4,937	Sohgo Security Services Co. Ltd.	240,151
36,354	Sotetsu Holdings, Inc.	208,167
4,938	Square Enix Holdings Co. Ltd.	134,217
2,600	Star Micronics Co. Ltd.	35,615
3,492	Starts Corp., Inc.	55,039
2,783	Sugi Holdings Co. Ltd.	136,296
27,712	Sumitomo Bakelite Co. Ltd.	114,591
16,471	Sumitomo Dainippon Pharma Co. Ltd.(b)	183,307
16,590	Sumitomo Forestry Co. Ltd.	200,029
86,990	Sumitomo Mitsui Construction Co. Ltd.	85,062
57,964	Sumitomo Osaka Cement Co. Ltd.	224,795
8,874	Sumitomo Riko Co. Ltd.	72,286
5,200	Sumitomo Seika Chemicals Co. Ltd.	36,498
16,576	Sumitomo Warehouse Co. Ltd. (The)	88,598
2,471	Sundrug Co. Ltd.	131,459
7,950	Suruga Bank Ltd.	157,979
59,462	SWCC Showa Holdings Co. Ltd.(a)(b)	39,420
2,817	Sysmex Corp.	162,706
6,024	Tachi-S Co. Ltd.	84,763
7,790	Tadano Ltd.	93,861
5,381	Taihei Dengyo Kaisha Ltd.	57,522
4,080	Taikisha Ltd.	99,299
1,175	Taiyo Holdings Co. Ltd.	40,700
12,088	Taiyo Nippon Sanso Corp.	125,914
12,847	Taiyo Yuden Co. Ltd.	182,578
19,002	Takara Holdings, Inc.	137,466
6,704	Takara Standard Co. Ltd.	50,888
8,513	Takasago Thermal Engineering Co. Ltd.	122,960
10,033	Takata Corp.(a)(b)	114,651
6,981	Takuma Co. Ltd.	55,420
1,912	Tamron Co. Ltd.	38,486
10,425	Tamura Corp.	33,519
11,405	Tekken Corp.	32,039
7,836	Temp Holdings Co. Ltd.	117,857
5,489	T-Gaia Corp.	84,194
7,682	THK Co. Ltd.	146,224
30,301	Toa Corp.	69,302

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

67

PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio (PDN) (continued)

October 31, 2015

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Japan (continued)
10,911	Toagosei Co. Ltd.	$92,225
39,836	Toda Corp.	218,203
9,279	Toei Co. Ltd.	83,275
6,432	Toho Co. Ltd.	168,429
38,733	Toho Gas Co. Ltd.	238,801
12,710	Toho Holdings Co. Ltd.(b)	283,638
23,944	Toho Zinc Co. Ltd.	66,867
35,794	Tokai Carbon Co. Ltd.	98,476
6,868	Tokai Rika Co. Ltd.	150,820
17,309	Tokai Tokyo Financial Holdings, Inc.	106,285
898	Token Corp.	71,587
5,173	Tokyo Broadcasting System Holdings, Inc.	77,547
17,769	Tokyo Dome Corp.	83,047
2,826	Tokyo Ohka Kogyo Co. Ltd.	91,097
2,475	Tokyo Seimitsu Co. Ltd.	55,191
7,770	Tokyo Steel Manufacturing Co. Ltd.	52,283
14,236	Tokyo Tatemono Co. Ltd.	178,016
12,399	Tokyu Construction Co. Ltd.	95,349
12,391	Tomy Co. Ltd.	62,738
2,548	Topcon Corp.	37,162
6,175	Toppan Forms Co. Ltd.	80,133
3,008	Topre Corp.	65,831
26,641	Topy Industries Ltd.	60,490
14,650	Toshiba Machine Co. Ltd.	50,867
3,097	Toshiba Plant Systems & Services Corp.	33,389
18,098	Toshiba TEC Corp.	65,988
2,384	Totetsu Kogyo Co. Ltd.	51,819
650	Towa Pharmaceutical Co. Ltd.	44,491
9,803	Toyo Construction Co. Ltd.	45,491
26,122	Toyo Engineering Corp.(a)	66,238
30,078	Toyo Ink SC Holdings Co. Ltd.	124,873
7,635	Toyo Tire & Rubber Co. Ltd.	162,412
13,466	Toyota Boshoku Corp.	290,466
2,576	TPR Co. Ltd.	63,591
2,618	Transcosmos, Inc.	73,545
6,343	Trend Micro, Inc.	248,884
1,974	Trusco Nakayama Corp.	69,685
6,509	TS Tech Co. Ltd.	180,154
10,340	TSI Holdings Co. Ltd.	73,003
15,026	Tsubakimoto Chain Co.	110,944
6,237	Tsumura & Co.	151,228
2,354	Tsuruha Holdings, Inc.	187,657
3,242	TV Asahi Corp.	54,483
1,070	TV TOKYO Holdings Corp.	19,064
33,664	UACJ Corp.	65,836
2,273	UKC Holdings Corp.	45,846
6,230	Ulvac, Inc.	111,822
7,152	Unipres Corp.	164,169
1,602	United Arrows Ltd.	69,430
4,825	United Super Markets Holdings, Inc.	42,302
226,912	Unitika Ltd.(a)	114,702
12,824	Ushio, Inc.	177,788
7,583	USS Co. Ltd.	135,165
6,047	Valor Co. Ltd.	142,212
12,752	Wacoal Holdings Corp.	161,045
9,137	Wacom Co. Ltd.(b)	34,375

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Japan (continued)
4,338	Wakita & Co. Ltd.	$34,366
2,267	Warabeya Nichiyo Co. Ltd.	44,485
3,775	WATAMI Co. Ltd.(a)(b)	26,559
1,502	Welcia Holdings Co. Ltd.	74,555
3,866	XEBIO Holdings Co. Ltd.	69,743
52,745	Yahoo! Japan Corp.	225,098
3,202	Yakult Honsha Co. Ltd.	170,879
4,100	Yamabiko Corp.	38,087
4,128	Yamato Kogyo Co. Ltd.	110,833
2,050	Yaoko Co. Ltd.	83,155
14,508	Yaskawa Electric Corp.	173,964
3,983	Yokogawa Bridge Holdings Corp.	37,132
19,858	Yokogawa Electric Corp.	223,634
3,327	Yorozu Corp.	71,599
8,309	Yoshinoya Holdings Co. Ltd.	102,662
2,911	Yuasa Trading Co. Ltd.	68,195
15,009	Zensho Holdings Co. Ltd.	141,912
21,458	Zeon Corp.	176,572
2,875	ZERIA Pharmaceutical Co. Ltd.	43,051

		51,905,982

	Jersey Island—0.2%
90,384	Centamin PLC	88,778
2,962	Randgold Resources Ltd.	199,815

		288,593

	Jordan—0.1%
2,332	Hikma Pharmaceuticals PLC	77,937

	Luxembourg—0.2%
5,939	APERAM SA(a)	184,318
194	Eurofins Scientific SE	70,559
16,510	L’Occitane International SA	33,318

		288,195

	Macau—0.1%
38,093	MGM China Holdings Ltd.	55,836
57,265	Wynn Macau Ltd.	79,210

		135,046

	Mexico—0.1%
12,159	Fresnillo PLC	137,082

	Netherlands—1.5%
5,949	Aalberts Industries NV	194,288
1,422	Altice NV, Class A(a)	24,740
467	Altice NV, Class B(a)	8,331
4,398	Arcadis NV	111,497
2,932	ASM International NV	112,728
8,276	BinckBank NV	73,338
1,868	Brunel International NV	35,244
7,945	Corbion NV	196,198
3,245	Eurocommercial Properties NV CVA	155,750
4,591	Euronext NV(c)	202,757
3,335	Koninklijke Ten Cate NV	90,700
3,568	Koninklijke Vopak NV	144,156
9,057	NSI NV REIT	39,639
5,287	OCI NV(a)	150,241
2,707	TKH Group NV CVA	103,030

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

68

PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio (PDN) (continued)

October 31, 2015

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Netherlands (continued)
9,839	TomTom NV(a)	$107,513
8,525	USG People NV	136,549
2,057	Vastned Retail NV REIT	100,548
2,361	Wereldhave NV REIT	148,087

		2,135,334

	New Zealand—0.8%
48,851	Air New Zealand Ltd.	96,183
42,208	Auckland International Airport Ltd.	150,215
38,277	Chorus Ltd.(a)	73,680
19,887	Contact Energy Ltd.	69,834
16,379	Fisher & Paykel Healthcare Corp. Ltd.	86,218
34,529	Genesis Energy Ltd.	43,571
19,419	Infratil Ltd.	40,796
36,665	Kiwi Property Group Ltd.	33,738
56,240	Mighty River Power Ltd.	106,546
9,429	Ryman Healthcare Ltd.	50,336
34,431	Sky Network Television Ltd.	105,764
46,824	SKYCITY Entertainment Group Ltd.	127,041
15,001	Trade Me Ltd.	37,148
13,152	Z Energy Ltd.	59,621

		1,080,691

	Norway—0.7%
24,753	Akastor ASA(a)(b)	32,470
2,985	Aker ASA, Class A	59,088
3,209	Atea ASA	29,959
10,208	Austevoll Seafood ASA	63,032
4,631	BW LPG Ltd.(c)	31,578
57,664	BW Offshore Ltd.	24,124
47,293	DNO ASA(a)	47,618
12,444	Fred Olsen Energy ASA(a)	57,868
1,417	Leroy Seafood Group ASA	49,903
5,859	Nordic Semiconductor ASA(a)	28,285
40,499	Prosafe SE	112,473
3,603	Salmar ASA	59,186
2,611	Schibsted ASA, Class A	87,941
2,611	Schibsted ASA, Class B(a)	81,769
2,726	Stolt-Nielsen Ltd.	37,048
9,004	TGS Nopec Geophysical Co. ASA	178,233
140,176	Vard Holdings Ltd.(a)	38,034

		1,018,609

	Peru—0.0%
44,977	Hochschild Mining PLC(a)	51,402

	Portugal—0.5%
12,617	Altri SGPS SA	59,945
49,438	Banco BPI SA(a)	60,400
12,586	CTT-Correios de Portugal SA	143,689
15,862	Mota-Engil SGPS SA	40,038
10,498	NOS SGPS SA	87,659
19,708	Portucel SA	80,659
20,864	REN—Redes Energeticas Nacionais SGPS SA	64,003
1,947	Semapa-Sociedade de Investimento e Gestao SGPS SA	27,680
129,952	Sonae SGPS SA	156,184

		720,257

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Russia—0.2%
17,314	Polymetal International PLC	$153,620
31,681	Polyus Gold International Ltd.	93,086
91,106	United Co. RUSAL PLC	35,031

		281,737

	Singapore—1.7%
39,140	Ascott Residence Trust REIT	33,816
92,068	Biosensors International Group Ltd.(a)	44,703
133,259	CapitaLand Commercial Trust Ltd. REIT	134,163
28,483	CapitaLand Retail China Trust REIT	30,913
45,524	CDL Hospitality Trusts REIT	44,045
197,680	Ezra Holdings Ltd.(a)	17,220
26,548	First Resources Ltd.	35,637
32,291	Frasers Centrepoint Trust REIT	45,076
34,879	Frasers Commercial Trust REIT	34,119
295,214	Genting Singapore PLC	171,795
53,754	Hyflux Ltd.	26,100
93,047	Keppel REIT	64,113
19,313	M1 Ltd.	39,164
72,479	Mapletree Commercial Trust REIT	70,901
125,342	Mapletree Greater China Commercial Trust REIT(c)	89,051
80,401	Mapletree Industrial Trust REIT	87,548
97,901	Mapletree Logistics Trust REIT	71,302
156,185	Neptune Orient Lines Ltd.(a)	110,963
67,344	Olam International Ltd.	96,171
38,538	SATS Ltd.	104,291
16,065	SIA Engineering Co. Ltd.	45,769
27,181	Singapore Exchange Ltd.	143,232
60,491	Singapore Post Ltd.	81,850
37,882	SMRT Corp. Ltd.	39,491
64,601	Starhill Global REIT	37,363
39,941	StarHub Ltd.	102,669
151,177	Suntec REIT	178,109
135,792	Swiber Holdings Ltd.(a)	25,210
42,302	United Engineers Ltd.	60,108
35,223	UOL Group Ltd.	164,986
10,381	Venture Corp. Ltd.	61,300
55,491	Wing Tai Holdings Ltd.	69,141

		2,360,319

	South Africa—0.0%
13,777	Petra Diamonds Ltd.	15,883

	South Korea—7.5%
504	Amorepacific Corp.	166,887
727	AMOREPACIFIC Group	102,668
15,768	Asiana Airlines, Inc.(a)	67,011
523	Binggrae Co. Ltd.	31,333
606	Celltrion, Inc.(a)	40,930
3,915	Cheil Worldwide, Inc.(a)	68,681
695	CJ CheilJedang Corp.	213,368
1,700	CJ E&M Corp.(a)	124,661
315	CJ O Shopping Co. Ltd.	48,768
1,812	Coway Co. Ltd.	135,417
4,421	Daeduck Electronics Co.	28,503
1,528	Daesang Corp.	41,683
21,077	Daewoo Engineering & Construction Co. Ltd.(a)	120,355

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

69

PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio (PDN) (continued)

October 31, 2015

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	South Korea (continued)
7,228	Daewoo International Corp.	$126,484
15,820	Daewoo Securities Co. Ltd.	154,030
4,203	Daishin Securities Co. Ltd.	38,710
2,876	Daishin Securities Co. Ltd. (Preference Shares)	18,491
2,882	Daou Technology, Inc.	62,820
16,870	DGB Financial Group, Inc.	156,855
4,238	Dongbu Insurance Co. Ltd.	254,269
10,653	Dongkuk Steel Mill Co. Ltd.(a)	63,915
1,903	Doosan Corp.	184,449
6,342	Doosan Engine Co. Ltd.(a)	21,362
6,501	Eusu Holdings Co. Ltd.(a)	50,352
440	Fila Korea Ltd.	38,595
2,012	Green Cross Holdings Corp.	72,446
8,741	GS Engineering & Construction Corp.(a)	178,646
198	GS Home Shopping, Inc.	29,560
1,924	GS Retail Co. Ltd.	97,208
568	Halla Holdings Corp.	28,349
313	Hanil Cement Co. Ltd.	32,260
22,777	Hanjin Heavy Industries & Construction Co. Ltd.(a)	89,106
19,106	Hanjin Shipping Co. Ltd.(a)	84,130
1,269	Hanjin Transportation Co. Ltd.	49,478
1,974	Hanon Systems	77,744
14,897	Hansol Holdings Co. Ltd.(a)	93,821
17,905	Hanwha Chemical Corp.	349,446
27,913	Hanwha Life Insurance Co. Ltd.	207,869
5,983	Hanwha Techwin Co. Ltd.(a)	195,751
3,489	Hite Jinro Co. Ltd.	70,083
846	Hotel Shilla Co. Ltd.	81,628
1,708	Huchems Fine Chemical Corp.	28,091
1,223	Hyundai C&F, Inc.(a)	38,888
1,777	Hyundai Corp.	52,217
1,328	Hyundai Department Store Co. Ltd.	146,190
4,225	Hyundai Development Co.-Engineering & Construction	170,660
736	Hyundai Glovis Co. Ltd.	126,858
3,328	Hyundai Greenfood Co. Ltd.	69,622
8,602	Hyundai Marine & Fire Insurance Co. Ltd.	256,162
11,019	Hyundai Merchant Marine Co. Ltd.(a)	57,606
2,246	Hyundai Mipo Dockyard Co. Ltd.(a)	141,452
3,465	Hyundai Rotem Co. Ltd.(a)	49,541
18,760	Hyundai Securities Co. Ltd.	113,871
1,392	Hyundai Wia Corp.	163,003
2,074	iMarketKorea, Inc.	54,031
5,979	Kangwon Land, Inc.	221,843
7,809	KB Insurance Co. Ltd.	181,860
446	KCC Corp.	159,810
1,907	Kolon Corp.	107,222
3,948	Kolon Industries, Inc.	215,053
1,253	Korea Aerospace Industries Ltd.	98,917
2,554	Korea Investment Holdings Co. Ltd.	136,655
9,494	Korean Reinsurance Co.	113,257
3,951	Kumho Industrial Co. Ltd.(a)	60,475
2,224	Kumho Petrochemical Co. Ltd.	113,146
24,913	Kumho Tire Co., Inc.(a)	150,783
1,954	LF Corp.	54,247

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	South Korea (continued)
463	LG Hausys Ltd.	$69,041
224	LG Household & Health Care Ltd.	186,069
1,388	LG Innotek Co. Ltd.	112,861
48	Lotte Chilsung Beverage Co. Ltd.	94,017
48	Lotte Confectionery Co. Ltd.	83,744
1,688	Lotte Himart Co. Ltd.	86,173
3,019	LS Corp.	102,483
574	LS Industrial Systems Co. Ltd.	25,023
3,845	Meritz Financial Group, Inc.	49,409
7,658	Meritz Fire & Marine Insurance Co. Ltd.	108,148
2,297	Mirae Asset Securities Co. Ltd.	51,479
293	Naver Corp.	154,204
361	NCSOFT Corp.	60,006
9,262	NH Investment & Securities Co. Ltd.	82,054
606	NHN Entertainment Corp.(a)	29,554
346	Nongshim Co. Ltd.	111,990
98	Orion Corp.	82,523
19,114	Pan Ocean Co. Ltd.(a)	67,483
4,315	Poongsan Corp.	97,462
894	S1 Corp.	77,633
485	Samsung C&T Corp.(a)	65,940
4,563	Samsung Card Co. Ltd.	154,495
6,414	Samsung Engineering Co. Ltd.(a)	102,394
2,021	Samsung Fine Chemicals Co. Ltd.	66,566
576	Samsung SDS Co. Ltd.	129,594
4,623	Samsung Securities Co., Ltd.	195,861
1,600	Seah Besteel Corp.	40,349
633	SeAH Steel Corp.	35,480
2,552	Seoul Semiconductor Co. Ltd.(a)	42,531
912	Shinsegae Co. Ltd.	185,992
3,824	SK Chemicals Co. Ltd.	226,747
640	SK Gas Co. Ltd.	47,829
2,700	SKC Co. Ltd.	91,062
7,092	Ssangyong Cement Industrial Co. Ltd.(a)	112,285
3,693	Ssangyong Motor Co.(a)	26,822
6,719	Sungwoo Hitech Co. Ltd.	52,040
4,332	Taihan Electric Wire Co. Ltd.(a)	11,399
6,720	Tongyang Life Insurance Co. Ltd.	82,228
34	Young Poong Corp.	37,339
1,152	Youngone Corp.	48,402
14,902	Yuanta Securities Korea Co. Ltd.(a)	52,220

		10,718,513

	Spain—1.6%
11,243	Acerinox SA	122,258
3,436	Almirall SA	66,536
5,172	Applus Services SA	46,277
3,794	Bolsas y Mercados Espanoles	136,984
5,424	Cia de Distribucion Integral Logista Holdings SA	108,898
2,733	CIE Automotive SA	44,047
214	Construcciones y Auxiliar de Ferrocarriles SA	60,021
7,366	Duro Felguera SA	17,413
9,368	Ebro Foods SA	178,613
15,580	EDP Renovaveis SA	113,813
19,533	Ence Energia y Celulosa SA	68,831
3,648	Grifols SA	169,975

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

70

PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio (PDN) (continued)

October 31, 2015

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Spain (continued)
3,426	Grupo Catalana Occidente SA	$107,027
115,043	Liberbank SA(a)	71,674
12,676	Mediaset Espana Comunicacion SA	154,798
5,790	Melia Hotels International SA	84,170
15,242	NH Hotel Group SA(a)	93,783
12,210	Obrascon Huarte Lain SA	98,380
7,026	Promotora de Informaciones SA, Class A(a)	39,210
16,547	Prosegur Compania de Seguridad SA	74,029
20,735	Sacyr SA	52,590
3,330	Tecnicas Reunidas SA	149,236
2,352	Viscofan SA	138,065
11,442	Zardoya Otis SA	141,561

		2,338,189

	Sweden—2.5%
1,516	AAK AB	109,893
3,362	AF AB, Class B	50,088
1,146	Avanza Bank Holding AB	45,484
9,991	Axfood AB	181,324
1,099	Axis Communications AB	44,136
6,008	Betsson AB, Class B	98,353
8,180	BillerudKorsnas AB	149,227
12,041	Castellum AB	181,517
17,477	Elekta AB, Class B	135,951
8,277	Fabege AB	132,476
3,350	Fastighets AB Balder, Class B(a)	68,018
323	Fastighets AB Balder (Preference Shares)	12,934
2,580	Haldex AB	24,992
6,290	Hexpol AB, Class B	61,634
6,051	Holmen AB, Class B	183,648
6,112	Hufvudstaden AB, Class A	87,099
3,213	ICA Gruppen AB	115,110
1,728	Indutrade AB	83,032
2,007	Intrum Justitia AB	72,565
2,943	JM AB	83,809
16,542	Klovern AB, Class B	17,242
728	Klovern AB (Preference Shares)	25,379
14,817	Kungsleden AB	111,682
2,081	L E Lundbergforetagen AB, Class B	106,783
5,159	Lindab International AB	35,271
3,631	Loomis AB, Class B	94,720
9,896	Lundin Petroleum AB(a)	143,936
5,563	Modern Times Group AB, Class B	159,009
2,402	NIBE Industrier AB, Class B	77,823
4,020	Nobia AB	49,617
21,978	Peab AB, Class B	168,634
30,751	Ratos AB, Class B	181,081
4,216	Saab AB, Class B	119,514
40,144	SAS AB(a)(b)	78,010
2,154	SAS AB (Preference Shares)	127,095
7,657	Wallenstam AB, Class B	68,265
3,875	Wihlborgs Fastigheter AB	76,214

		3,561,565

	Switzerland—3.2%
3,988	AFG Arbonia-Forster Holding AG(a)	38,757
544	Allreal Holding AG	72,294

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Switzerland (continued)
2,509	Ascom Holding AG	$47,724
404	Autoneum Holding AG	74,468
224	Banque Cantonale Vaudoise	138,388
112	Barry Callebaut AG	134,866
21	Belimo Holding AG	45,164
438	Bucher Industries AG	100,064
148	Burckhardt Compression Holding AG	51,798
1,375	Cembra Money Bank AG	82,298
1,915	DKSH Holding AG	117,047
199	dorma+kaba Holding AG	124,558
1,483	Dufry AG(a)	174,064
193	Emmi AG	87,567
245	EMS-CHEMIE HOLDING AG	104,015
175	Flughafen Zuerich AG	132,970
61	Forbo Holding AG	69,617
247	Galenica AG	363,327
6,648	GAM Holding AG	122,068
4,658	Gategroup Holding AG	175,310
340	Georg Fischer AG	209,708
1,610	Implenia AG	80,030
3,591	Kudelski SA	48,451
390	Kuoni Reisen Holding AG, Class B	81,027
7,339	Logitech International SA	108,326
8,226	Meyer Burger Technology AG(a)(b)	59,082
390	Mobimo Holding AG	84,429
10,328	OC Oerlikon Corp. AG	99,430
1,047	Panalpina Welttransport Holding AG	120,021
521	Partners Group Holding AG	189,214
2,125	PSP Swiss Property AG	185,500
498	Rieter Holding AG	82,246
105,224	Schmolz + Bickenbach AG(a)	57,642
70	Schweiter Technologies AG	56,312
991	SFS Group AG	64,140
1,546	Sonova Holding AG	211,727
256	Straumann Holding AG	72,716
2,449	Swiss Prime Site AG	187,821
359	Tecan Group AG	49,093
555	Valiant Holding AG	64,354
399	Valora Holding AG	80,549
1,602	Vontobel Holding AG	79,226
1,007	Zehnder Group AG	34,426

		4,561,834

	United Kingdom—9.5%
27,472	AA PLC	117,482
16,503	Acacia Mining PLC	49,190
811,379	Afren PLC(a)	0
9,252	Alent PLC	71,272
12,861	ARM Holdings PLC	203,591
26,178	Ashmore Group PLC	109,159
3,591	Aveva Group PLC	113,914
11,975	Babcock International Group PLC	178,284
49,837	BBA Aviation PLC	146,778
35,173	Beazley PLC	197,512
5,152	Bellway PLC	206,557
12,200	Berendsen PLC	193,127
2,274	Betfair Group PLC	113,331

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

71

PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio (PDN) (continued)

October 31, 2015

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	United Kingdom (continued)
6,377	Big Yellow Group PLC REIT	$73,865
9,900	Bodycote PLC	78,741
6,032	Bovis Homes Group PLC	95,487
9,215	Brewin Dolphin Holdings PLC	38,425
12,516	Britvic PLC	135,115
5,294	BTG PLC(a)	45,132
50,274	Cairn Energy PLC(a)	116,465
20,185	Capital & Counties Properties PLC	138,567
10,050	Chemring Group PLC	26,696
7,254	Cineworld Group PLC	61,841
8,141	Close Brothers Group PLC	184,068
6,253	Countrywide PLC	44,906
9,025	Crest Nicholson Holdings PLC	75,824
5,222	Croda International PLC	233,719
15,907	Daily Mail & General Trust PLC NV, Class A	184,005
13,247	Dairy Crest Group PLC	131,754
12,115	De La Rue PLC	86,629
3,506	Derwent London PLC REIT	210,089
1,257	Dialog Semiconductor PLC(a)	46,725
1,304	Dignity PLC	48,958
23,480	Dixons Carphone PLC	167,279
4,022	Domino’s Pizza Group PLC	67,768
3,563	Dunelm Group PLC	52,110
54,154	Electrocomponents PLC	171,536
22,687	Elementis PLC	82,199
239,228	EnQuest PLC(a)	99,755
33,569	Enterprise Inns PLC(a)	55,732
7,464	Essentra PLC	97,061
12,972	esure Group PLC	53,090
29,062	Fenner PLC	68,335
39,021	Ferrexpo PLC	20,490
992	Fidessa Group PLC	30,013
5,267	Galliford Try PLC	121,771
15,097	Genel Energy PLC(a)	59,688
2,505	Genus PLC	56,290
3,321	Go-Ahead Group PLC	124,377
11,788	Grafton Group PLC	122,704
16,479	Grainger PLC	63,371
12,752	Great Portland Estates PLC REIT	175,180
6,759	Greggs PLC	124,010
20,362	Halfords Group PLC	136,763
13,424	Halma PLC	158,289
40,913	Hansteen Holdings PLC REIT	78,414
3,793	Hargreaves Lansdown PLC	84,588
8,164	HellermannTyton Group PLC	59,752
49,618	Henderson Group PLC	220,005
14,591	Hiscox Ltd.	218,020
9,047	HomeServe PLC	56,434
14,062	Howden Joinery Group PLC	100,682
17,658	Hunting PLC	98,121
20,079	IG Group Holdings PLC	234,280
60,937	Indivior PLC	193,492
16,975	International Personal Finance PLC	97,026
12,273	Interserve PLC	105,481
15,247	ITE Group PLC	33,025
4,406	J D Wetherspoon PLC	52,702

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	United Kingdom (continued)
5,423	Jardine Lloyd Thompson Group PLC	$79,356
19,178	Jupiter Fund Management PLC	133,550
7,205	Keller Group PLC	90,744
6,547	Kier Group PLC	139,231
18,520	Laird PLC	96,933
27,832	LondonMetric Property PLC REIT	72,728
89,362	Lonmin PLC(a)	35,193
50,753	Marston’s PLC	126,667
19,187	Merlin Entertainments PLC(c)	122,915
13,367	Michael Page International PLC	102,146
4,104	Micro Focus International PLC	79,608
23,308	Mitchells & Butlers PLC(a)	127,681
41,582	Mitie Group PLC	206,400
18,447	Moneysupermarket.com Group PLC	95,212
16,955	Morgan Advanced Materials PLC	73,266
11,512	N Brown Group PLC	66,654
26,908	National Express Group PLC	124,421
5,264	Northgate PLC	32,958
6,599	Ocado Group PLC(a)	38,402
33,646	Ophir Energy PLC(a)	49,858
3,348	Oxford Instruments PLC	26,861
23,965	Pace PLC	137,905
15,667	Paragon Group of Cos. PLC (The)	101,624
13,995	Pets at Home Group PLC	62,356
9,346	Playtech PLC	123,555
7,374	Poundland Group PLC	31,318
30,181	Premier Farnell PLC	46,611
94,551	Premier Foods PLC(a)	49,648
74,259	Premier Oil PLC(a)	78,560
48,999	QinetiQ Group PLC	169,510
6,342	Redrow PLC	45,457
29,223	Regus PLC	151,012
932	Renishaw PLC	27,204
7,671	Restaurant Group PLC (The)	84,944
998	Rightmove PLC	59,171
32,382	Rotork PLC	93,720
12,444	RPC Group PLC	125,112
10,373	RPS Group PLC	37,647
7,008	Savills PLC	99,140
3,964	Schroders PLC	182,619
18,447	Senior PLC	64,614
10,215	Shaftesbury PLC REIT	148,374
59,115	SIG PLC	121,882
14,659	Soco International PLC	40,072
6,088	Spectris PLC	156,736
3,199	Spirax-Sarco Engineering PLC	150,242
10,674	Spire Healthcare Group PLC(c)	61,802
36,318	Spirent Communications PLC	41,226
9,598	Sports Direct International PLC(a)	103,317
16,708	SSP Group PLC	77,747
6,180	St. Modwen Properties PLC	41,986
36,626	Stagecoach Group PLC	195,715
12,906	SVG Capital PLC(a)	94,677
10,697	Synthomer PLC	54,699
36,226	TalkTalk Telecom Group PLC	141,547
5,720	Telecity Group PLC	103,799

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

72

PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio (PDN) (continued)

October 31, 2015

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	United Kingdom (continued)
2,894	Telecom Plus PLC	$46,974
16,412	Tullett Prebon PLC	89,170
22,264	UBM PLC	176,049
4,228	Ultra Electronics Holdings PLC	109,895
7,015	Unite Group PLC (The)	72,046
7,430	Vesuvius PLC	41,000
2,505	Victrex PLC	71,571
4,789	WH Smith PLC	126,104
4,315	Workspace Group PLC REIT	63,809
7,000	WS Atkins PLC	148,973

		13,668,964

	United States—0.2%
21,343	Alacer Gold Corp.(a)	41,435
720,033	REC Silicon ASA(a)(b)	129,765
42,619	Samsonite International SA	126,206

		297,406

	Total Common Stocks and Other Equity Interests (Cost $137,418,754)	143,395,762

	Rights—0.0%
	Australia—0.0%
3,177	FlexiGroup Ltd., expiring 10/28/15(a)	1,950
59,916	Ten Network Holdings Ltd., expiring 11/30/15(a)	641

		2,591

	Austria—0.0%
24,553	Immofinanz AG, expiring 12/31/49(a)	0

	South Korea—0.0%
518	SK Chemicals Co. Ltd., expiring 12/04/15(a)	4,362

	Total Rights (Cost $0)	6,953

	Total Investments (excluding investments purchased with cash collateral from securities on loan) (Cost $137,418,754)—99.9%	143,402,715

	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—2.8%
4,041,873	Invesco Liquid Assets Portfolio—Institutional Class, 0.16%(d)(e) (Cost $4,041,873)	4,041,873

	Total Investments (Cost $141,460,627)—102.7%	147,444,588
	Other assets less liabilities—(2.7)%	(3,823,927)

	Net Assets—100.0%	$143,620,661

Investment Abbreviations:

CVA—Dutch Certificates

REIT—Real Estate Investment Trust

RSP—Registered Savings Plan Shares

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	All or a portion of this security was out on loan at October 31, 2015.
(c)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2015 was $783,097, which represented 0.55% of the Fund’s Net Assets.
(d)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of October 31, 2015.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

73

Schedule of Investments

PowerShares FTSE RAFI Emerging Markets Portfolio (PXH)

October 31, 2015

Number of Shares		Value
	Common Stocks and Other Equity Interests—100.0%
	Brazil—15.4%
18,200	AES Tiete SA	$63,971
28,000	AES Tiete SA (Preference Shares)	100,675
374,450	Ambev SA	1,859,756
110,248	Banco Bradesco SA	672,333
456,951	Banco Bradesco SA (Preference Shares)	2,496,578
449,758	Banco do Brasil SA	1,868,702
58,000	Banco do Estado do Rio Grande do SUL SA (Preference Shares), Class B	90,388
25,600	BB Seguridade Participacoes SA	177,165
311,185	BM&FBOVESPA SA	922,953
63,500	BR Malls Participacoes SA	185,033
78,209	Braskem SA (Preference Shares), Class A	443,170
64,800	BRF SA	1,013,224
94,900	CCR SA	299,244
211,810	Centrais Eletricas Brasileiras SA(a)	276,635
152,800	Centrais Eletricas Brasileiras SA (Preference Shares), Class B	374,879
49,921	CESP—Companhia Energetica de Sao Paulo (Preference Shares), Class B	210,404
26,779	Cia Brasileira de Distribuicao (Preference Shares), Class A	353,509
526,882	Cia Siderurgica Nacional SA	594,921
48,760	Cielo SA	464,429
117,492	Cia de Saneamento Basico do Estado de Sao Paulo	511,705
42,680	Companhia Energetica de Minas Gerais—CEMIG	74,952
354,723	Companhia Energetica de Minas Gerais (Preference Shares)—CEMIG	660,783
8,400	Companhia Paranaense de Energia—Copel	48,057
39,908	Companhia Paranaense de Energia—Copel (Preference Shares), Class B	337,442
86,490	CPFL Energia SA(a)	348,557
74,500	Cyrela Brazil Realty SA Empreendimentos e Participacoes	173,668
108,041	EDP—Energias do Brasil SA	317,069
81,567	Embraer SA	600,137
32,655	Fibria Celulose SA	447,221
368,417	Gerdau SA (Preference Shares)	520,470
42,400	Grupo BTG Pactual	316,595
608,016	Itau Unibanco Holding SA (Preference Shares)	4,187,214
334,853	Itausa—Investimentos Itau SA (Preference Shares)	627,253
137,182	JBS SA	508,590
54,400	Klabin SA	310,380
10,575	Lojas Americanas SA	32,190
38,600	Lojas Americanas SA (Preference Shares)	167,811
54,400	Lojas Renner SA	261,834
150,300	Marfrig Global Foods SA(a)	249,089
102,070	Metalurgica Gerdau SA (Preference Shares)	69,044
37,300	Natura Cosmeticos SA	222,229
121,512	Oi SA(a)	99,267
309,308	Oi SA (Preference Shares)(a)	170,602
2,493,662	Petroleo Brasileiro SA(a)	6,085,505
2,906,847	Petroleo Brasileiro SA (Preference Shares)(a)	5,830,861

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Brazil (continued)
23,700	Porto Seguro SA	$199,347
58,900	Sul America SA	290,083
64,943	Telefonica Brasil SA (Preference Shares)	675,002
129,466	Tim Participacoes SA	284,622
41,554	Tractebel Energia SA	366,171
58,696	Ultrapar Participacoes SA	1,023,150
39,884	Usinas Siderurgicas de Minas Gerais SA	82,079
109,932	Usinas Siderurgicas de Minas Gerais SA (Preference Shares), Class A	79,511
645,523	Vale SA	2,865,147
976,027	Vale SA (Preference Shares)	3,562,671

		45,074,277

	Chile—1.1%
3,418,055	Banco de Chile	362,053
10,110,339	Banco Santander Chile	480,438
128,731	Cencosud SA	282,905
403,324	Empresa Nacional de Electricidad SA	505,782
25,880	Empresas COPEC SA	242,687
2,866,982	Enersis SA	757,045
55,981	LATAM Airlines Group SA(a)	299,289
39,889	S.A.C.I. Falabella	267,709
10,280	Sociedad Quimica y Minera de Chile SA, Series B	198,048

		3,395,956

	China—25.3%
602,387	Agile Property Holdings Ltd.	328,782
4,245,277	Agricultural Bank of China Ltd., H-Shares	1,741,911
551,738	Aluminum Corp. of China Ltd., H-Shares(a)	178,690
113,504	Anhui Conch Cement Co. Ltd., H-Shares	347,830
11,512,857	Bank of China Ltd., H-Shares	5,451,825
1,295,309	Bank of Communications Co. Ltd., H-Shares	959,352
47,774	Beijing Enterprises Holdings Ltd.	302,976
540,562	Belle International Holdings Ltd.	525,908
1,021,552	China CITIC Bank Corp. Ltd., H-Shares(a)	663,012
887,354	China Coal Energy Co. Ltd., H-Shares	381,271
617,967	China Communications Construction Co. Ltd., H-Shares	854,777
13,658,374	China Construction Bank Corp., H-Shares	9,922,020
370,311	China Life Insurance Co. Ltd., H-Shares	1,340,270
316,980	China Longyuan Power Group Corp., H-Shares	291,209
620,970	China Merchants Bank Co. Ltd., H-Shares	1,630,526
110,848	China Merchants Holdings International Co. Ltd.	369,727
739,434	China Minsheng Banking Corp. Ltd., H-Shares	745,149
629,431	China Mobile Ltd.	7,536,831
912,153	China National Building Material Co. Ltd., H-Shares	570,824
173,338	China Oilfield Services Ltd., H-Shares	193,689
370,899	China Overseas Land & Investment Ltd.	1,206,004
162,720	China Pacific Insurance (Group) Co. Ltd., H-Shares	650,872
6,958,698	China Petroleum & Chemical Corp. (Sinopec), H-Shares	4,983,261

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

74

PowerShares FTSE RAFI Emerging Markets Portfolio (PXH) (continued)

October 31, 2015

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	China (continued)
363,807	China Railway Construction Corp. Ltd., H-Shares	$547,346
669,438	China Railway Group Ltd., H-Shares	637,470
253,712	China Resources Beer Holdings Co. Ltd.	480,573
186,298	China Resources Land Ltd.	486,772
263,168	China Resources Power Holdings Co. Ltd.	598,317
660,027	China Shenhua Energy Co. Ltd., H-Shares	1,117,347
2,738,069	China Telecom Corp. Ltd., H-Shares	1,437,909
959,481	China Unicom (Hong Kong) Ltd.	1,184,789
131,259	China Vanke Co. Ltd., H-Shares	307,904
461,746	Chongqing Rural Commercial Bank Co. Ltd., H-Shares	291,343
203,094	CITIC Ltd.	379,977
3,247,765	CNOOC Ltd.	3,641,641
271,717	COSCO Pacific Ltd.	351,545
1,043,313	Country Garden Holdings Co. Ltd.	398,473
514,559	Datang International Power Generation Co. Ltd., H-Shares	190,550
383,399	Dongfeng Motor Group Co. Ltd., H-Shares	556,045
48,326	ENN Energy Holdings Ltd.	278,417
1,575,494	Evergrande Real Estate Group Ltd.	1,211,590
1,327,822	GCL-Poly Energy Holdings Ltd.(a)	275,841
2,967,163	GOME Electrical Appliances Holding Ltd.	547,482
133,421	Great Wall Motor Co. Ltd., H-Shares	163,202
295,030	Greentown China Holdings Ltd.(a)	259,242
324,633	Guangzhou R&F Properties Co. Ltd., H-Shares	323,372
35,838	Hengan International Group Co. Ltd.	388,201
596,458	Huaneng Power International, Inc., H-Shares	648,784
12,535,644	Industrial & Commercial Bank of China Ltd., H-Shares	8,006,534
276,677	Jiangxi Copper Co. Ltd., H-Shares	366,280
390,571	Kunlun Energy Co. Ltd.	319,508
667,908	Lenovo Group Ltd.	623,947
491,760	People’s Insurance Co. Group of China Ltd. (The), H-Shares	263,961
2,870,683	PetroChina Co. Ltd., H-Shares	2,244,660
251,111	PICC Property & Casualty Co. Ltd., H-Shares	573,498
292,810	Ping An Insurance (Group) Co. of China Ltd., H-Shares	1,649,160
543,217	Poly Property Group Co. Ltd.	176,631
204,909	Shimao Property Holdings Ltd.	361,693
119,868	Sinopharm Group Co. Ltd., H-Shares	496,479
44,626	Tencent Holdings Ltd.	844,140
350,965	Yanzhou Coal Mining Co. Ltd., H-Shares	169,367
1,266,436	Yuexiu Property Co. Ltd.	218,968

		74,195,674

	Hong Kong—0.0%
128,155	China Overseas Property Holdings Ltd.(a)	21,993

	India—7.1%
13,401	Axis Bank Ltd. GDR(b)	484,446
8,241	Gail India Ltd. GDR(b)	238,165
10,132	HDFC Bank Ltd. ADR	619,470
115,384	ICICI Bank Ltd. ADR	994,610
118,055	Infosys Ltd. ADR	2,143,879

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	India (continued)
24,746	Larsen & Toubro Ltd. GDR(b)	$529,564
35,890	Mahindra & Mahindra Ltd. GDR(b)	649,609
134,398	PowerShares India Portfolio(c)	2,674,520
246,095	Reliance Industries Ltd. GDR(b)	7,062,927
11,949	Reliance Infrastructure Ltd. GDR(b)	203,730
67,354	State Bank of India GDR(b)	2,441,583
27,591	Tata Motors Ltd. ADR(a)	815,866
364,044	Tata Steel Ltd. GDR(b)	1,383,367
37,913	Vedanta Ltd. ADR	226,720
24,076	Wipro Ltd. ADR	298,061

		20,766,517

	Indonesia—1.7%
3,165,965	PT Adaro Energy Tbk	137,625
1,925,602	PT Astra International Tbk	830,031
533,793	PT Bank Central Asia Tbk	503,082
747,705	PT Bank Mandiri Persero Tbk	475,254
648,822	PT Bank Negara Indonesia (Persero) Tbk	225,399
805,550	PT Bank Rakyat Indonesia (Persero) Tbk	619,427
609,084	PT Indofood Sukses Makmur Tbk	245,859
1,181,792	PT Perusahaan Gas Negara Persero Tbk	259,023
281,007	PT Semen Indonesia (Persero) Tbk	201,196
5,909,313	PT Telekomunikasi Indonesia Persero Tbk	1,157,038
249,826	PT United Tractors Tbk	330,363

		4,984,297

	Malaysia—2.7%
228,700	AMMB Holdings Bhd	254,466
466,300	Axiata Group Bhd	669,709
596,400	CIMB Group Holdings Bhd	639,992
288,900	DiGi.Com Bhd	353,728
141,100	Genting Bhd	243,706
304,600	IJM Corp. Bhd	235,398
279,600	IOI Corp. Bhd	277,257
654,000	Malayan Banking Bhd	1,257,458
299,300	Maxis Bhd	459,122
170,800	MISC Bhd	359,014
176,200	Petronas Chemicals Group Bhd	260,445
48,900	Petronas Gas Bhd	261,574
267,100	Public Bank Bhd	1,124,108
338,600	SapuraKencana Petroleum Bhd	166,305
237,600	Sime Darby Bhd	462,369
133,200	Telekom Malaysia Bhd	206,497
136,000	Tenaga Nasional Bhd	400,782
100,800	UMW Holdings Bhd	192,871

		7,824,801

	Mexico—4.6%
351,256	Alfa SAB de CV, Class A	731,254
3,953,471	America Movil SAB de CV, Series L	3,528,016
2,463,960	Cemex SAB de CV(a)	1,560,775
40,444	Coca-Cola Femsa SAB de CV, Series L	310,681
292,785	Empresas ICA SAB de CV(a)	117,087
93,692	Fibra Uno Administracion SA de CV REIT	205,651
150,449	Fomento Economico Mexicano SAB de CV	1,485,216
88,207	Grupo Bimbo SAB de CV, Series A(a)	250,126
186,932	Grupo Financiero Banorte SAB de CV, Class O	1,005,981

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

75

PowerShares FTSE RAFI Emerging Markets Portfolio (PXH) (continued)

October 31, 2015

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Mexico (continued)
135,533	Grupo Financiero Inbursa SAB de CV, Class O	$272,316
265,627	Grupo Financiero Santander Mexico SAB de CV, Series B	487,743
410,110	Grupo Mexico SAB de CV, Series B	998,432
149,404	Grupo Televisa SAB, Series CPO	868,742
124,173	Mexichem SAB de CV	321,838
125,612	OHL Mexico SAB de CV(a)	165,139
484,349	Wal-Mart de Mexico SAB de CV	1,277,043

		13,586,040

	Poland—1.9%
16,127	Bank Pekao SA	629,021
49,404	Energa SA	211,613
44,532	KGHM Polska Miedz SA	1,038,808
185,749	Orange Polska SA	341,877
167,456	PGE Polska Grupa Energetyczna SA	625,545
58,166	Polski Koncern Naftowy Orlen SA	947,803
146,167	Powszechna Kasa Oszczednosci Bank Polski SA(a)	1,086,724
7,652	Powszechny Zaklad Ubezpieczen SA	746,398

		5,627,789

	Russia—12.8%
2,354,707	Gazprom PAO ADR	9,913,317
192,353	LUKOIL PJSC ADR	6,982,414
15,923	Magnit PJSC GDR(b)	724,815
24,396	MegaFon PJSC GDR(b)	315,928
75,707	MMC Norilsk Nickel PJSC ADR	1,124,249
200,991	Mobile TeleSystems PJSC (MBT) ADR	1,412,967
10,056	Novatek OAO GDR(b)	919,621
464,979	Rosneft OAO GDR(b)	1,859,916
298,494	RusHydro PJSC ADR	290,136
1,077,513	Sberbank of Russia ADR	6,608,387
32,438	Severstal PAO GDR(b)	381,471
58,419	Sistema JSFC GDR(b)	406,012
512,468	Surgutneftegas OAO ADR	2,805,762
44,011	Tatneft PAO ADR	1,362,141
23,907	Uralkali PJSC GDR(a)(b)	287,362
959,305	VTB Bank JSC GDR(b)	2,108,552

		37,503,050

	South Africa—8.2%
379,526	African Bank Investments Ltd.(a)	0
23,427	African Rainbow Minerals Ltd.	89,726
82,622	AngloGold Ashanti Ltd.(a)	704,522
55,610	Barclays Africa Group Ltd.	715,332
37,922	Barloworld Ltd.	214,733
46,156	Bidvest Group Ltd. (The)	1,183,432
25,869	Exxaro Resources Ltd.	107,679
277,060	FirstRand Ltd.	1,019,210
21,118	Foschini Group Ltd. (The)	216,233
246,843	Gold Fields Ltd.	657,216
211,066	Growthpoint Properties Ltd. REIT	387,838
135,325	Harmony Gold Mining Co. Ltd.(a)	96,446
120,441	Impala Platinum Holdings Ltd.(a)	329,919
39,019	Imperial Holdings Ltd.	509,433
36,369	Investec Ltd.	301,954

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	South Africa (continued)
24,290	Kumba Iron Ore Ltd.	$105,417
24,616	Liberty Holdings Ltd.	241,656
70,237	Life Healthcare Group Holdings Ltd.	196,365
18,750	Massmart Holdings Ltd.	156,025
23,877	Mediclinic International Ltd.	210,259
120,189	MMI Holdings Ltd.	218,499
12,217	Mondi Ltd.	284,864
11,774	Mr Price Group Ltd.	181,215
260,736	MTN Group Ltd.	2,980,024
76,306	Nampak Ltd.	123,965
5,955	Naspers Ltd., Class N	874,273
29,612	Nedbank Group Ltd.	494,347
116,940	Netcare Ltd.	333,796
320,655	Redefine Properties Ltd. REIT	268,477
25,052	Remgro Ltd.	503,085
172,151	Sanlam Ltd.	779,294
80,929	Sappi Ltd.(a)	320,336
102,761	Sasol Ltd.	3,298,528
44,113	Shoprite Holdings Ltd.	460,088
122,262	Sibanye Gold Ltd.	206,151
24,820	SPAR Group Ltd. (The)	357,452
197,775	Standard Bank Group Ltd.	2,061,743
157,341	Steinhoff International Holdings Ltd.	965,358
67,874	Telkom SA SOC Ltd.	357,396
14,535	Tiger Brands Ltd.	333,344
43,714	Truworths International Ltd.	296,827
50,410	Vodacom Group Ltd.	546,904
64,438	Woolworths Holdings Ltd.	478,478

		24,167,839

	Taiwan—14.5%
847,571	Acer, Inc.(a)	360,296
628,811	Advanced Semiconductor Engineering, Inc.	732,178
144,738	Asustek Computer, Inc.	1,297,419
2,318,000	AU Optronics Corp.	683,329
47,000	Catcher Technology Co. Ltd.	463,290
775,440	Cathay Financial Holding Co. Ltd.	1,108,334
172,894	Cheng Shin Rubber Industry Co. Ltd.	313,689
1,643,081	China Development Financial Holding Corp.	442,865
466,670	China Life Insurance Co. Ltd.	386,693
1,029,360	China Steel Corp.	623,067
423,000	Chunghwa Telecom Co. Ltd.	1,299,093
1,298,054	Compal Electronics, Inc.	811,696
1,674,776	CTBC Financial Holding Co. Ltd.	920,873
148,000	Delta Electronics, Inc.	756,788
551,598	E.Sun Financial Holding Co. Ltd.	332,180
330,562	Far Eastern New Century Corp.	301,404
183,000	Far EasTone Telecommunications Co. Ltd.	396,852
670,637	First Financial Holding Co. Ltd.	325,366
281,920	Formosa Chemicals & Fibre Corp.	646,974
146,000	Formosa Petrochemical Corp.	355,741
378,280	Formosa Plastics Corp.	879,762
143,874	Foxconn Technology Co. Ltd.	378,482
789,928	Fubon Financial Holding Co. Ltd.	1,282,339
151,900	Highwealth Construction Corp.	224,597
2,149,846	Hon Hai Precision Industry Co. Ltd.	5,734,954
305,233	HTC Corp.	738,084

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

76

PowerShares FTSE RAFI Emerging Markets Portfolio (PXH) (continued)

October 31, 2015

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Taiwan (continued)
2,460,490	Innolux Corp.	$829,928
1,011,000	Inventec Corp.	582,368
629,683	Lite-On Technology Corp.	655,607
108,091	MediaTek, Inc.	847,387
867,640	Mega Financial Holding Co. Ltd.	633,421
426,940	Nan Ya Plastics Corp.	850,895
50,000	Novatek Microelectronics Corp.	170,961
404,106	Pegatron Corp.	993,351
482,740	Pou Chen Corp.	684,031
182,200	Powertech Technology, Inc.	404,097
44,000	President Chain Store Corp.	292,760
354,000	Quanta Computer, Inc.	605,203
86,000	Radiant Opto-Electronics Corp.	267,562
1,001,908	Shin Kong Financial Holding Co. Ltd.	240,420
337,000	Siliconware Precision Industries Co. Ltd.	446,897
1,066,411	SinoPac Financial Holdings Co. Ltd.	353,133
190,000	Synnex Technology International Corp.	201,041
1,000,188	Taishin Financial Holding Co. Ltd.	392,823
551,089	Taiwan Cement Corp.	614,518
166,400	Taiwan Mobile Co. Ltd.	525,390
1,571,000	Taiwan Semiconductor Manufacturing Co. Ltd.	6,605,619
241,000	Teco Electric and Machinery Co. Ltd.	210,834
54,000	TPK Holding Co. Ltd.	134,736
402,000	Unimicron Technology Corp.	177,079
572,941	Uni-President Enterprises Corp.	970,683
2,421,000	United Microelectronics Corp.	887,455
929,771	Wistron Corp.	469,704
237,760	WPG Holdings Ltd.	249,013
913,671	Yuanta Financial Holding Co. Ltd.	360,250

		42,453,511

	Thailand—2.4%
105,154	Advanced Info Service PCL NVDR	688,856
66,697	Bangkok Bank PCL NVDR	314,100
310,973	Banpu PCL NVDR	189,727
496,079	Charoen Pokphand Foods PCL NVDR	288,714
262,021	CP ALL PCL NVDR	368,343
2,020,343	IRPC PCL NVDR	231,757
97,241	Kasikornbank PCL NVDR	471,612
418,502	Krung Thai Bank PCL NVDR	201,206
248,020	PTT Exploration & Production PCL NVDR	509,045
390,173	PTT Global Chemical PCL NVDR	611,574
206,139	PTT PCL NVDR	1,593,821
25,659	Siam Cement PCL (The) NVDR	327,523
136,390	Siam Commercial Bank PCL (The) NVDR	511,930
265,123	Thai Oil PCL NVDR	404,384
115,150	Total Access Communication PCL NVDR	220,150

		6,932,742

	Turkey—2.3%
246,064	Akbank TAS	632,992
16,156	BIM Birlesik Magazalar AS	329,046
213,119	Eregli Demir ve Celik Fabrikalari TAS	303,034
177,532	Haci Omer Sabanci Holding AS	564,619
148,589	KOC Holding AS	673,641
42,086	Tupras Turkiye Petrol Rafinerileri AS(a)	1,113,004

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Turkey (continued)
79,386	Turk Hava Yollari AO(a)	$234,755
137,781	Turk Telekomunikasyon AS	297,652
120,487	Turkcell Iletisim Hizmetleri AS	480,028
306,721	Turkiye Garanti Bankasi AS	797,458
114,121	Turkiye Halk Bankasi AS	429,188
284,963	Turkiye Is Bankasi AS, Class C	487,401
199,980	Turkiye Vakiflar Bankasi TAO	285,725
147,905	Yapi ve Kredi Bankasi AS	180,335

		6,808,878

	Total Investments (Cost $367,990,860)—100.0%	293,343,364
	Other assets less liabilities—0.0%	54,281

	Net Assets—100.0%	$293,397,645

Investment Abbreviations:

ADR—American Depositary Receipt

GDR—Global Depositary Receipt

NVDR—Non-voting Depositary Receipt

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2015 was $19,997,068, which represented 6.82% of the Fund’s Net Assets.
(c)	Affiliated company. The Fund’s Adviser also serves as the adviser for PowerShares India Portfolio and therefore, PowerShares India Portfolio is considered to be affiliated. See Note 4.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

77

Schedule of Investments

PowerShares Global Agriculture Portfolio (PAGG)

October 31, 2015

Number of Shares		Value
	Common Stocks and Other Equity Interests—99.9%
	Australia—3.1%
56,882	GrainCorp Ltd., Class A	$367,271
55,177	Nufarm Ltd.	329,494
22,192	Select Harvests Ltd.	160,862

		857,627

	Canada—14.0%
22,195	Agrium, Inc.	2,063,684
88,503	Potash Corp. of Saskatchewan, Inc.	1,791,233

		3,854,917

	China—2.1%
652,211	China Agri-Industries Holdings Ltd.(a)	240,684
220,275	China BlueChemical Ltd., H-Shares	65,939
592,200	China Modern Dairy Holdings Ltd.	178,804
565,632	Sinofert Holdings Ltd.	99,988

		585,415

	Denmark—0.0%
5,591	Auriga Industries A/S, Class B	2,137

	Germany—2.8%
30,507	K+S AG	773,573

	Hong Kong—1.0%
2,241,514	C.P. Pokphand Co. Ltd.	268,978

	Indonesia—2.6%
102,689	PT Astra Agro Lestari Tbk	149,298
2,292,521	PT Charoen Pokphand Indonesia Tbk	418,725
3,721,884	PT Eagle High Plantations Tbk	63,901
868,933	PT Perusahaan Perkebunan London Sumatra Indonesia Tbk	98,400

		730,324

	Ireland—0.4%
15,706	Origin Enterprises PLC	118,498

	Israel—3.4%
138,407	Israel Chemicals Ltd.	767,226
715	Israel Corp. Ltd. (The)	184,546

		951,772

	Japan—2.0%
6,528	Hokuto Corp.	127,991
14,004	Kumiai Chemical Industry Co. Ltd.(b)	113,494
15,251	Nihon Nohyaku Co. Ltd.	99,841
9,884	Sakata Seed Corp.	210,498

		551,824

	Malaysia—9.2%
577,900	Felda Global Ventures Holdings Bhd	239,446
108,300	Genting Plantations Bhd	269,742
1,163,890	IOI Corp. Bhd	1,154,137
165,674	Kuala Lumpur Kepong Bhd	878,504

		2,541,829

	Netherlands—2.6%
24,949	OCI NV(a)	708,979

	Norway—4.3%
25,873	Yara International ASA	1,179,326

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Russia—1.2%
24,144	Phosagro OAO GDR(c)	$325,944

	Singapore—7.3%
147,580	First Resources Ltd.	198,108
1,978,139	Golden Agri-Resources Ltd.	550,856
563,739	Wilmar International Ltd.	1,259,910

		2,008,874

	Taiwan—1.0%
226,099	Taiwan Fertilizer Co. Ltd.	289,384

	Turkey—0.2%
25,942	Gubre Fabrikalari TAS	58,716

	United Kingdom—0.7%
676,153	Sirius Minerals PLC(a)	185,354

	United States—42.0%
50,655	Archer-Daniels-Midland Co.	2,312,907
15,728	Bunge Ltd.	1,147,515
19,858	CF Industries Holdings, Inc.	1,008,191
51,327	Darling Ingredients, Inc.(a)	519,429
10,760	Fresh Del Monte Produce, Inc.	490,979
13,198	Ingredion, Inc.	1,254,602
17,275	Intrepid Potash, Inc.(a)	66,681
23,336	Monsanto Co.	2,175,382
55,817	Mosaic Co. (The)	1,886,056
11,041	Scotts Miracle-Gro Co. (The), Class A	730,473

		11,592,215

	Total Investments (excluding investments purchased with cash collateral from securities on loan) (Cost $37,090,718)—99.9%	27,585,686

	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—0.3%
74,853	Invesco Liquid Assets Portfolio—Institutional Class, 0.16%(d)(e) (Cost $74,853)	74,853

	Total Investments (Cost $37,165,571)—100.2%	27,660,539
	Other assets less liabilities—(0.2)%	(56,513)

	Net Assets—100.0%	$27,604,026

Investment Abbreviations:

GDR—Global Depositary Receipt

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	All or a portion of this security was out on loan at October 31, 2015.
(c)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2015 was $325,944, which represented 1.18% of the Fund’s Net Assets.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

78

PowerShares Global Agriculture Portfolio (PAGG) (continued)

October 31, 2015

(d)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of October 31, 2015.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

79

Schedule of Investments

PowerShares Global Clean Energy Portfolio (PBD)

October 31, 2015

Number of Shares		Value
	Common Stocks and Other Equity Interests—100.0%
	Austria—0.8%
37,636	Verbund AG	$535,065

	Brazil—1.5%
85,200	Sao Martinho SA	984,854

	Canada—4.4%
124,674	Ballard Power Systems, Inc.(a)(b)	185,817
31,359	Boralex, Inc., Class A	333,640
40,597	Canadian Solar, Inc.(a)(b)	886,232
63,555	Innergex Renewable Energy, Inc.	513,939
127,757	TransAlta Renewables, Inc.(a)	986,239

		2,905,867

	China—16.6%
86,826	BYD Co. Ltd., H-Shares(b)	542,235
7,828,082	China Datang Corp. Renewable Power Co. Ltd., H-Shares(b)	1,050,465
521,818	China Everbright International Ltd.	844,324
935,535	China Longyuan Power Group Corp., H-Shares	859,474
14,907,864	China Power New Energy Development Co. Ltd.	1,038,728
294,433	China Singyes Solar Technologies Holdings Ltd.	231,364
3,575,296	GCL-Poly Energy Holdings Ltd.(b)	742,729
2,938,871	Huaneng Renewables Corp. Ltd., H-Shares	917,674
25,583	JA Solar Holdings Co. Ltd. ADR(a)(b)	217,967
2,570,933	Shunfeng International Clean Energy Ltd.(b)	826,005
79,892	Trina Solar Ltd. ADR(a)(b)	814,100
994,640	Wasion Group Holdings Ltd.	1,108,849
599,796	Xinjiang Goldwind Science & Technology Co. Ltd., H-Shares	1,131,472
1,899,768	Xinyi Solar Holdings Ltd.	759,898

		11,085,284

	Denmark—4.9%
17,194	Novozymes A/S, Class B	800,971
8,241	Rockwool International A/S, Class B	1,296,354
19,932	Vestas Wind Systems A/S	1,167,069

		3,264,394

	France—1.0%
12,472	Albioma SA	203,903
4,912	Blue Solutions SA(a)(b)	118,559
12,957	Saft Groupe SA	336,354

		658,816

	Germany—5.9%
169,880	Aixtron SE(b)	1,086,540
21,913	Capital Stage AG	213,378
20,745	CENTROTEC Sustainable AG	332,969
38,411	Nordex SE(b)	1,261,889
21,498	SMA Solar Technology AG(a)(b)	1,042,527

		3,937,303

	Guernsey—1.5%
658,324	Renewables Infrastructure Group Ltd. (The)	1,019,257

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Hong Kong—2.7%
1,101,780	China High Speed Transmission Equipment Group Co. Ltd.(b)	$992,300
5,918,314	FDG Electric Vehicles Ltd.(b)	412,368
24,943	Sky Solar Holdings Ltd. ADR(a)(b)	195,553
2,112,301	United Photovoltaics Group Ltd.(b)	218,041

		1,818,262

	Ireland—1.6%
42,674	Kingspan Group PLC	1,038,491

	Italy—2.3%
579,345	Enel Green Power SpA	1,231,949
236,681	Falck Renewables SpA	297,791

		1,529,740

	Japan—3.0%
111,262	GS Yuasa Corp.	425,963
337,475	Meidensha Corp.	1,194,132
25,238	Takuma Co. Ltd.	200,356
36,646	West Holdings Corp.	215,609

		2,036,060

	New Zealand—1.7%
158,276	Contact Energy Ltd.	555,795
299,033	Mighty River Power Ltd.	566,512

		1,122,307

	Philippines—0.8%
3,829,554	Energy Development Corp.	543,106

	South Korea—2.8%
95,099	Seoul Semiconductor Co. Ltd.(b)	1,584,914
23,227	Taewoong Co. Ltd.(b)	305,605

		1,890,519

	Spain—6.2%
331,540	Abengoa SA, Class B	324,851
18,767	Abengoa Yield PLC(a)	347,752
157,009	EDP Renovaveis SA	1,146,959
78,103	Gamesa Corp. Tecnologica SA	1,241,087
110,470	Saeta Yield SA	1,099,497

		4,160,146

	Sweden—1.8%
38,124	NIBE Industrier AB, Class B	1,235,187

	Switzerland—0.3%
28,928	Meyer Burger Technology AG(a)(b)	207,771

	Taiwan—4.5%
1,278,131	Epistar Corp.	1,157,517
199,000	Everlight Electronics Co. Ltd.	303,126
44,000	Gigasolar Materials Corp.	853,882
178,000	Motech Industries, Inc.(b)	232,757
341,241	Neo Solar Power Corp.	232,830
186,000	Sino-American Silicon Products, Inc.	231,759

		3,011,871

	Thailand—1.5%
1,229,894	Energy Absolute PCL NVDR	802,236

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

80

PowerShares Global Clean Energy Portfolio (PBD) (continued)

October 31, 2015

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Thailand (continued)
295,512	SPCG PCL NVDR	$199,404

		1,001,640

	Turkey—0.2%
452,568	Akenerji Elektrik Uretim AS(b)	144,556

	United Kingdom—4.7%
32,943	Dialight PLC	278,807
378,039	GCP Infrastructure Investments Ltd.	708,202
596,744	Greencoat UK Wind PLC	1,029,900
97,949	Infinis Energy PLC	275,316
98,702	Intelligent Energy Holdings PLC(b)	152,054
22,661	Ricardo PLC	316,729
113,877	Utilitywise PLC	353,941

		3,114,949

	United States—29.3%
15,985	A.O. Smith Corp.	1,227,968
6,022	Acuity Brands, Inc.	1,316,409
15,770	Aerovironment, Inc.(b)	363,814
51,627	Ameresco, Inc., Class A(b)	334,543
38,696	Covanta Holding Corp.	648,545
45,006	Cree, Inc.(b)	1,133,701
36,538	EnerNOC, Inc.(b)	286,458
49,391	Enphase Energy, Inc.(b)	177,808
16,063	First Solar, Inc.(b)	916,715
191,319	FuelCell Energy, Inc.(a)(b)	169,222
34,908	Green Plains, Inc.	715,963
34,756	Itron, Inc.(b)	1,276,588
27,253	Johnson Controls, Inc.	1,231,290
7,555	LSB Industries, Inc.(b)	118,236
23,767	Maxwell Technologies, Inc.(a)(b)	142,602
34,399	OPOWER, Inc.(a)(b)	331,950
13,918	Ormat Technologies, Inc.	524,987
48,053	Pattern Energy Group, Inc.	1,123,960
71,861	Plug Power, Inc.(a)(b)	173,185
25,372	PowerSecure International, Inc.(b)	316,135
1,126,425	REC Silicon ASA(a)(b)	203,006
25,290	Renewable Energy Group, Inc.(b)	199,538
22,542	Silver Spring Networks, Inc.(b)	295,526
15,912	SolarCity Corp.(a)(b)	471,791
28,669	SolarEdge Technologies, Inc.(a)(b)	530,090
81,692	Solazyme, Inc.(a)(b)	267,950
37,414	SunEdison, Inc.(a)(b)	273,122
32,237	SunPower Corp.(b)	865,241
20,382	TerraForm Power, Inc., Class A(b)	371,971
4,173	Tesla Motors, Inc.(a)(b)	863,519
30,580	Universal Display Corp.(b)	1,049,200
52,384	Veeco Instruments, Inc.(b)	943,960
57,385	Vivint Solar, Inc.(a)(b)	678,864

		19,543,857

	Total Investments (excluding investments purchased with cash collateral from securities on loan) (Cost $64,668,569)—100.0%	66,789,302

Number of Shares		Value
	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—9.8%
6,516,215	Invesco Liquid Assets Portfolio—Institutional Class, 0.16%(c)(d) (Cost $6,516,215)	$6,516,215

	Total Investments (Cost $71,184,784)—109.8%	73,305,517
	Other assets less liabilities—(9.8)%	(6,543,444)

	Net Assets—100.0%	$66,762,073

Investment Abbreviations:

ADR—American Depositary Receipt

NVDR—Non-voting Depositary Receipt

Notes to Schedule of Investments:

(a)	All or a portion of this security was out on loan at October 31, 2015.
(b)	Non-income producing security.
(c)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of October 31, 2015.
(d)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

81

Schedule of Investments

PowerShares Global Gold and Precious Metals Portfolio (PSAU)

October 31, 2015

Number of Shares		Value
	Common Stocks—100.1%
	Australia—9.3%
154,075	Evolution Mining Ltd.	$154,444
123,277	Newcrest Mining Ltd.(a)	1,082,689
100,560	Northern Star Resources Ltd.	198,015
52,617	OceanaGold Corp.	100,541
63,264	Regis Resources Ltd.	93,882

		1,629,571

	Canada—49.1%
27,039	Agnico Eagle Mines Ltd.	763,833
160,064	B2Gold Corp.(a)	172,500
187,314	Barrick Gold Corp.	1,438,840
27,792	Centerra Gold, Inc.	156,341
29,494	Detour Gold Corp.(a)	327,774
14,581	Dominion Diamond Corp.	154,129
123,809	Eldorado Gold Corp.	432,459
25,225	Franco-Nevada Corp.	1,278,650
95,473	Goldcorp, Inc.	1,220,823
67,870	IAMGOLD Corp.(a)	122,424
198,050	Kinross Gold Corp.(a)	398,113
87,958	New Gold, Inc.(a)	217,819
16,298	Osisko Gold Royalties Ltd.	169,165
24,628	Pan American Silver Corp.	186,731
17,356	Pretium Resources, Inc.(a)	103,869
50,996	SEMAFO, Inc.(a)	115,763
14,002	Silver Standard Resources, Inc.(a)(b)	96,425
54,010	Silver Wheaton Corp.	733,564
135,693	Torex Gold Resources, Inc.(a)(b)	128,604
163,540	Yamana Gold, Inc.	357,492

		8,575,318

	China—1.5%
995,060	Zijin Mining Group Co. Ltd., H-Shares	268,342

	Hong Kong—0.5%
3,868,508	G-Resources Group Ltd.	86,853

	Japan—0.5%
5,793	Asahi Holdings, Inc.	85,737

	Jersey Island—5.2%
187,114	Centamin PLC	183,790
10,754	Randgold Resources Ltd.	725,458

		909,248

	Mexico—3.6%
29,283	Fresnillo PLC	330,140
21,972	Industrias Penoles SAB de CV	291,918

		622,058

	Russia—4.2%
44,641	Polymetal International PLC	396,081
115,254	Polyus Gold International Ltd.	338,641

		734,722

	South Africa—9.9%
10,250	Anglo American Platinum Ltd.(a)	180,187
69,973	AngloGold Ashanti Ltd.(a)	596,663
134,441	Gold Fields Ltd.	357,947
89,570	Impala Platinum Holdings Ltd.(a)	245,356
59,892	Northam Platinum Ltd.(a)	131,699

Number of Shares		Value
	Common Stocks (continued)
	South Africa (continued)
124,870	Sibanye Gold Ltd.	$210,549

		1,722,401

	Turkey—0.3%
7,932	Koza Altin Isletmeleri AS	44,678

	United Kingdom—0.4%
26,311	Acacia Mining PLC	78,425

	United States—15.6%
40,364	Alacer Gold Corp.(a)	78,362
63,299	Hecla Mining Co.	131,029
76,716	Newmont Mining Corp.	1,492,893
10,587	Royal Gold, Inc.	506,482
20,890	Stillwater Mining Co.(a)	195,113
37,929	Tahoe Resources, Inc.	316,570

		2,720,449

	Total Investments (excluding investments purchased with cash collateral from securities on loan) (Cost $35,342,525)—100.1%	17,477,802

	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—0.4%
75,330	Invesco Liquid Assets Portfolio—Institutional Class, 0.16%(c)(d) (Cost $75,330)	75,330

	Total Investments (Cost $35,417,855)—100.5%	17,553,132
	Other assets less liabilities—(0.5)%	(81,897)

	Net Assets—100.0%	$17,471,235

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	All or a portion of this security was out on loan at October 31, 2015.
(c)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of October 31, 2015.
(d)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

82

Schedule of Investments

PowerShares Global Water Portfolio (PIO)

October 31, 2015

Number of Shares		Value
	Common Stocks—100.1%
	Brazil—1.4%
778,941	Cia de Saneamento Basico do Estado de Sao Paulo	$3,392,471

	Canada—0.1%
43,105	Pure Technologies Ltd.	183,180

	Cayman Islands—0.5%
101,949	Consolidated Water Co. Ltd.	1,128,575

	China—7.5%
10,437,548	Beijing Enterprises Water Group Ltd.	8,336,463
1,275,989	China Everbright Water Ltd.(a)	646,878
7,529,672	China Longyuan Power Group Corp., H-Shares	6,917,493
2,985,465	Tianjin Capital Environmental Protection Group Co. Ltd., H-Shares	2,257,368

		18,158,202

	Finland—0.9%
135,830	Kemira Oyj	1,617,481
43,776	Uponor Oyj	586,572

		2,204,053

	France—12.3%
515,244	Suez Environnement Co.	9,852,235
847,847	Veolia Environnement SA	19,831,961

		29,684,196

	Hong Kong—0.4%
4,888,631	China Water Industry Group Ltd.(a)	1,009,253

	Japan—3.1%
299,637	Kurita Water Industries Ltd.	6,810,891
46,082	Organo Corp.	190,171
64,922	Torishima Pump Manufacturing Co. Ltd.	506,787

		7,507,849

	Malaysia—0.1%
523,505	Puncak Niaga Holdings Bhd(a)	346,079

	Netherlands—1.2%
118,392	Arcadis NV	3,001,441

	Singapore—0.7%
397,104	Hyflux Ltd.	192,810
2,404,544	SIIC Environment Holdings Ltd.(a)	1,459,381

		1,652,191

	Spain—4.4%
124,797	Acciona SA	10,547,441

	Switzerland—7.8%
58,448	Geberit AG	18,932,231

	United Kingdom—20.3%
276,187	Halma PLC	3,256,656
495,379	Pennon Group PLC	6,204,660
335,913	Pentair PLC	18,784,255
290,707	Severn Trent PLC	10,070,344
706,193	United Utilities Group PLC	10,781,015

		49,096,930

Number of Shares		Value
	Common Stocks (continued)
	United States—39.4%
170,882	American Water Works Co., Inc.	$9,801,791
170,176	Ecolab, Inc.	20,480,682
562,809	HD Supply Holdings, Inc.(a)	16,766,080
283,700	Pattern Energy Group, Inc.	6,635,743
57,291	Roper Technologies, Inc.	10,676,178
412,730	TerraForm Power, Inc., Class A(a)	7,532,322
48,199	Valmont Industries, Inc.	5,226,699
76,506	Waters Corp.(a)	9,777,467
228,926	Xylem, Inc.	8,335,196

		95,232,158

	Total Investments (Cost $203,211,329)—100.1%	242,076,250
	Other assets less liabilities—(0.1)%	(244,570)

	Net Assets—100.0%	$241,831,680

Notes to Schedule of Investments:

(a)	Non-income producing security.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

83

Schedule of Investments

PowerShares International BuyBack AchieversTM Portfolio (IPKW)

October 31, 2015

Number of Shares		Value
	Common Stocks and Other Equity Interests—100.0%
	Belgium—2.4%
27,958	Colruyt SA	$1,390,852

	Brazil—2.3%
577,400	Cia Siderurgica Nacional SA	651,963
321,000	Gafisa SA(a)	208,786
244,100	MRV Engenharia e Participacoes SA	471,224

		1,331,973

	Canada—15.9%
18,799	Canadian Pacific Railway Ltd.	2,640,208
39,951	Dollarama, Inc.	2,697,193
56,254	Magna International, Inc.	2,965,014
91,768	RONA, Inc.	957,414

		9,259,829

	China—3.1%
2,364,531	Evergrande Real Estate Group Ltd.	1,818,377

	Denmark—2.2%
47,336	Topdanmark A/S(a)	1,266,276

	Egypt—0.9%
492,941	Egyptian Financial Group-Hermes Holding SAE(a)	552,483

	France—4.9%
15,518	L’Oreal SA	2,846,423

	Germany—6.8%
14,429	Muenchener Rueckversicherungs-Gesellschaft AG	2,892,928
34,947	RHOEN KLINIKUM AG	1,047,718

		3,940,646

	Ireland—0.6%
42,520	Origin Enterprises PLC	320,803

	Japan—28.9%
71,938	Accordia Golf Co. Ltd.	655,147
16,364	Aderans Co. Ltd.	114,992
11,135	Aiphone Co. Ltd.	171,904
38,199	Aoyama Trading Co. Ltd.	1,402,292
17,769	Cleanup Corp.	112,791
74,103	EDION Corp.	559,419
275,114	Fujikura Ltd.	1,424,870
66,081	Fujitec Co. Ltd.	718,992
78,978	Japan Securities Finance Co. Ltd.	428,677
37,159	Nichii Gakkan Co.	257,734
38,688	Nippon Gas Co. Ltd.	984,232
119,457	Nisshinbo Holdings, Inc.	1,632,356
13,439	NS Solutions Corp.	660,396
161,368	NTT DoCoMo, Inc.	3,152,476
8,552	Roland DG Corp.	196,092
37,759	Sankyo Co. Ltd.	1,464,364
14,437	Tenma Corp.	245,970
49,832	Toho Holdings Co. Ltd.	1,112,058
333,631	Yamada Denki Co. Ltd.	1,512,295

		16,807,057

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Luxembourg—1.1%
4,163	Cosmo Pharmaceuticals SA(a)	$641,501

	Netherlands—4.9%
138,202	Koninklijke Ahold NV	2,827,353

	South Africa—0.4%
175,561	Caxton and CTP Publishers and Printers Ltd.(a)	228,755

	South Korea—2.6%
129,410	Samsung Heavy Industries Co. Ltd.	1,509,717

	Spain—2.6%
123,238	Mediaset Espana Comunicacion SA	1,504,971

	Sweden—2.5%
45,720	Bure Equity AB	297,497
31,177	Intrum Justitia AB	1,127,240

		1,424,737

	Switzerland—4.8%
1,132	Forbo Holding AG	1,291,910
20,507	Mobilezone Holding AG	304,770
24,151	Vontobel Holding AG	1,194,381

		2,791,061

	Thailand—1.0%
8,111,544	Bangkok Land PCL NVDR	358,055
639,520	MBK PCL NVDR	251,727

		609,782

	United Kingdom—12.1%
77,631	InterContinental Hotels Group PLC	3,118,424
171,646	Intermediate Capital Group PLC	1,500,409
393,150	QinetiQ Group PLC	1,360,084
142,570	SVG Capital PLC(a)	1,045,879

		7,024,796

	Total Investments (Cost $58,606,177)—100.0%	58,097,392
	Other assets less liabilities—0.0%	1,289

	Net Assets—100.0%	$58,098,681

Investment Abbreviations:

NVDR—Non-voting Depositary Receipt

Notes to Schedule of Investments:

(a)	Non-income producing security.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

84

Schedule of Investments(a)

PowerShares Japan Currency Hedged Low Volatility Portfolio (FXJP)

October 31, 2015

Number of Shares		Value
	Common Stocks—99.6%
	Consumer Discretionary—16.5%
1,712	Autobacs Seven Co. Ltd.	$30,147
668	Bridgestone Corp.	24,777
1,572	Canon Marketing Japan, Inc.	24,047
1,970	Daihatsu Motor Co. Ltd.	24,324
526	Denso Corp.	24,680
1,992	Fuji Media Holdings, Inc.	23,836
2,030	McDonald’s Holdings Co. Japan Ltd.	48,094
2,478	Nissan Motor Co. Ltd.	26,007
4,150	Onward Holdings Co. Ltd.	26,205
638	Sankyo Co. Ltd.	24,743
1,632	Sekisui House Ltd.	27,379
1,216	Shimachu Co. Ltd.	26,764
3,836	Shochiku Co. Ltd.	34,013
1,146	Toyoda Gosei Co. Ltd.	26,571
424	Toyota Motor Corp.	26,243
2,130	Wacoal Holdings Corp.	26,900

		444,730

	Consumer Staples—14.6%
834	Asahi Group Holdings Ltd.	25,896
1,392	Coca-Cola West Co. Ltd.	28,319
1,462	House Foods Group, Inc.	25,393
1,254	Ito EN Ltd.	26,353
2,552	Kagome Co. Ltd.	43,543
1,908	Kirin Holdings Co. Ltd.	27,211
356	Kobayashi Pharmaceutical Co. Ltd.	27,790
384	Lawson, Inc.	28,607
1,962	Maruha Nichiro Corp.	29,591
1,734	Nisshin Seifun Group, Inc.	26,698
592	Nissin Foods Holdings Co. Ltd.	27,521
612	Seven & i Holdings Co. Ltd.	27,949
656	Suntory Beverage & Food Ltd.	26,691
3,972	UNY Group Holdings Co. Ltd.	22,119

		393,681

	Energy—3.0%
1,476	Idemitsu Kosan Co. Ltd.	24,328
6,020	JX Holdings, Inc.	23,746
3,028	TonenGeneral Sekiyu K.K.	31,591

		79,665

	Financials—4.8%
7,980	Aozora Bank Ltd.	29,295
256	Daito Trust Construction Co. Ltd.	27,875
12,646	Mizuho Financial Group, Inc.	26,230
1,272	Sony Financial Holdings, Inc.	23,021
1,944	Yamaguchi Financial Group, Inc.	24,083

		130,504

	Health Care—8.8%
1,716	Astellas Pharma, Inc.	25,098
1,232	Daiichi Sankyo Co. Ltd.	24,344
1,338	Mitsubishi Tanabe Pharma Corp.	22,796
2,446	Nipro Corp.	27,607
432	Sawai Pharmaceutical Co. Ltd.	27,816
696	Suzuken Co. Ltd.	26,848
402	Taisho Pharmaceutical Holdings Co. Ltd.	25,251
622	Takeda Pharmaceutical Co. Ltd.	30,565

Number of Shares		Value
	Common Stocks (continued)
	Health Care (continued)
1,094	Tsumura & Co.	$26,526

		236,851

	Industrials—29.4%
8,298	ANA Holdings, Inc.	24,913
2,558	Dai Nippon Printing Co. Ltd.	26,666
284	East Japan Railway Co.	27,229
14,852	Furukawa Electric Co. Ltd.	27,323
4,362	Hankyu Hanshin Holdings, Inc.	28,592
6,122	Hanwa Co. Ltd.	25,518
3,186	Keikyu Corp.	26,375
3,376	Keio Corp.	27,668
1,908	Kinden Corp.	24,934
7,306	Kintetsu Group Holdings Co. Ltd.	28,395
1,422	Komatsu Ltd.	23,591
2,432	Kyowa Exeo Corp.	25,534
4,730	Marubeni Corp.	27,531
1,318	Mitsubishi Corp.	24,165
4,950	Mitsubishi Heavy Industries Ltd.	25,190
2,120	Mitsui & Co. Ltd.	27,063
8,818	Mitsui OSK Lines Ltd.	23,749
2,110	Nagase & Co. Ltd.	26,437
6,872	Nagoya Railroad Co. Ltd.	28,587
8,948	Nippon Yusen Kabushiki Kaisha	23,580
2,654	Odakyu Electric Railway Co. Ltd.	26,128
1,256	Park24 Co. Ltd.	26,478
414	Secom Co. Ltd.	27,847
4,524	Sotetsu Holdings, Inc.	25,905
3,856	Taisei Corp.	25,243
6,122	Tobu Railway Co., Ltd.	29,779
3,520	Tokyu Corp.	28,732
3,036	Toppan Printing Co. Ltd.	27,423
984	Toyota Tsusho Corp.	22,701
366	West Japan Railway Co.	25,871

		789,147

	Information Technology—6.4%
1,078	Azbil Corp.	27,424
952	Canon, Inc.	28,716
704	Nomura Research Institute Ltd.	28,994
554	NTT Data Corp.	27,775
684	Oracle Corp. Japan	31,288
2,508	Ricoh Co. Ltd.	27,205

		171,402

	Materials—9.3%
1,632	Air Water, Inc.	26,926
3,140	Asahi Kasei Corp.	19,424
1,994	Kuraray Co. Ltd.	24,786
1,010	Maruichi Steel Tube Ltd.	26,029
3,528	NOF Corp.	25,376
5,610	Rengo Co. Ltd.	26,824
436	Shin-Etsu Chemical Co. Ltd.	26,137
6,046	Sumitomo Osaka Cement Co. Ltd.	23,448
7,504	Taiheiyo Cement Corp.	24,873
2,876	Toray Industries, Inc.	25,322

		249,145

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

85

PowerShares Japan Currency Hedged Low Volatility Portfolio (FXJP) (continued)

October 31, 2015

Number of Shares		Value
	Common Stocks (continued)
	Telecommunication Services—1.8%
1,188	NTT DoCoMo, Inc.	$23,209
442	SoftBank Group Corp.	24,895

		48,104

	Utilities—5.0%
1,634	Chugoku Electric Power Co., Inc. (The)	24,833
1,756	Hokuriku Electric Power Co.	26,367
7,500	Osaka Gas Co. Ltd.	29,721
4,312	Toho Gas Co. Ltd.	26,585
5,174	Tokyo Gas Co. Ltd.	25,794

		133,300

	Total Common Stocks (Cost $2,542,485)	2,676,529

	Money Market Fund—0.0%
50	Invesco Premier Portfolio—Institutional Class, 0.12%(b) (Cost $50)	50

	Total Investments (Cost $2,542,535)—99.6%	2,676,579
	Other assets less liabilities—0.4%	10,569

	Net Assets—100.0%	$2,687,148

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of October 31, 2015.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

86

Schedule of Investments

PowerShares S&P International Developed High Quality Portfolio (IDHQ)

October 31, 2015

Number of Shares		Value
	Common Stocks—99.9%
	Australia—5.8%
1,895	Ansell Ltd.	$27,202
3,582	ARB Corp. Ltd.	37,797
1,433	Australia & New Zealand Banking Group Ltd.	27,819
637	Blackmores Ltd.	76,200
4,441	carsales.com Ltd.	31,051
10,097	Coca-Cola Amatil Ltd.	65,626
584	Cochlear Ltd.	37,061
1,619	Commonwealth Bank of Australia	88,629
521	CSL Ltd.	34,862
1,220	Domino’s Pizza Enterprises Ltd.	40,692
2,313	JB Hi-Fi Ltd.	29,638
8,597	M2 Group Ltd.	60,722
3,828	McMillan Shakespeare Ltd.	34,330
7,780	Mineral Resources Ltd.	23,757
5,314	Monadelphous Group Ltd.	26,235
10,867	Navitas Ltd.	32,563
2,264	Ramsay Health Care Ltd.	100,162
1,119	REA Group Ltd.	38,345
13,189	Slater & Gordon Ltd.	26,065
2,067	Sonic Healthcare Ltd.	28,432
10,414	Super Retail Group Ltd.	71,772
12,824	Technology One Ltd.	35,225
5,195	TPG Telecom Ltd.	40,992
1,165	Wesfarmers Ltd.	32,756
3,388	Woolworths Ltd.	58,278

		1,106,211

	Austria—0.1%
766	Oesterreichische Post AG	28,008

	Belgium—1.2%
1,545	Colruyt SA	76,860
865	Delhaize Group SA	80,656
898	Kinepolis Group NV	37,487
627	Melexis NV	30,717

		225,720

	Canada—6.8%
2,463	Alimentation Couche-Tard, Inc., Class B	105,892
1,376	Bank of Nova Scotia	64,669
827	BCE, Inc.	35,726
1,814	Canadian National Railway Co.	110,738
661	Canadian Tire Corp. Ltd., Class A	58,110
2,425	Canadian Utilities Ltd., Class A	63,760
3,270	Canadian Western Bank	62,808
2,174	Emera, Inc.	71,184
1,213	Fortis, Inc.	35,092
2,396	Great-West Lifeco, Inc.	63,473
3,131	Home Capital Group, Inc.	76,220
1,841	Husky Energy, Inc.	24,864
2,760	Imperial Oil Ltd.	91,786
1,807	Laurentian Bank of Canada	73,158
689	Loblaw Cos. Ltd.	36,284
1,929	Manulife Financial Corp.	31,965
3,926	Metro, Inc.	112,197
940	National Bank of Canada	31,117
1,375	Power Corp. of Canada	30,887
1,246	Power Financial Corp.	30,808
578	Royal Bank of Canada	33,032

Number of Shares		Value
	Common Stocks (continued)
	Canada (continued)
1,001	TELUS Corp.	$33,388
1,396	Toromont Industries Ltd.	36,310

		1,313,468

	China—0.4%
13,350	ENN Energy Holdings Ltd.	76,912

	Denmark—0.5%
538	Coloplast A/S, Class B	38,777
1,409	Novozymes A/S, Class B	65,637

		104,414

	Finland—0.4%
898	Kone Oyj, Class B	38,548
976	Orion Oyj, Class B	35,061

		73,609

	France—6.2%
849	Air Liquide SA	110,572
181	Christian Dior SE	35,810
2,188	CNP Assurances	31,396
485	Dassault Systemes	38,489
594	Essilor International SA	78,477
1,096	Eutelsat Communications SA	36,333
4,350	Havas SA	37,913
95	Hermes International	36,766
602	Ingenico Group	71,421
199	Kering	37,052
635	Legrand SA	35,031
414	LVMH Moet Hennessy Louis Vuitton SE	77,562
504	Orpea	40,642
305	Pernod Ricard SA	36,118
1,391	Plastic Omnium SA	40,427
469	Publicis Groupe SA	30,598
1,031	Rubis SCA	83,128
356	Sanofi	36,121
125	Sartorius Stedim Biotech SA	44,372
735	Sodexo SA	65,741
1,204	Vinci SA	81,635
478	Virbac SA	95,757

		1,181,361

	Germany—5.6%
927	Adidas AG	83,508
440	Bechtle AG	40,828
269	Bertrandt AG	31,706
932	Bilfinger SE	42,000
2,016	CTS Eventim AG & Co. KGaA	79,291
779	Deutsche EuroShop AG	37,751
1,035	Fielmann AG	72,886
1,274	Fresenius Medical Care AG & Co. KGaA	115,246
534	Fresenius SE & Co. KGaA	39,375
3,134	Gerry Weber International AG	51,272
241	Grenkeleasing AG	44,445
611	Henkel AG & Co. KGaA (Preference Shares)	66,617
915	HOCHTIEF AG	85,550
315	HUGO BOSS AG	32,566
377	MTU Aero Engines AG	35,053
95	Rational AG	37,889
1,283	RHOEN KLINIKUM AG	38,465

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

87

PowerShares S&P International Developed High Quality Portfolio (IDHQ) (continued)

October 31, 2015

Number of Shares		Value
	Common Stocks (continued)
	Germany (continued)
902	Sixt SE	$50,587
1,774	Wirecard AG	92,113

		1,077,148

	Hong Kong—2.6%
8,472	Bank of East Asia Ltd. (The)	31,756
17,922	Chow Sang Sang Holdings International Ltd.	34,965
2,545	CK Hutchison Holdings Ltd.	34,973
3,930	Dairy Farm International Holdings Ltd.	25,899
16,444	Hong Kong & China Gas Co. Ltd.	33,397
43,646	Li & Fung Ltd.	35,479
20,848	Lifestyle International Holdings Ltd.	30,182
12,296	Luk Fook Holdings International Ltd.	31,811
223,598	Sa Sa International Holdings Ltd.	71,839
10,522	Techtronic Industries Co. Ltd.	38,625
469,702	Tongda Group Holdings Ltd.	96,363
10,396	Yue Yuen Industrial Holdings Ltd.	38,029

		503,318

	Ireland—1.0%
90,204	Bank of Ireland(a)	33,780
1,283	CRH PLC	35,233
1,985	Experian PLC	33,967
807	Paddy Power PLC	93,781

		196,761

	Italy—2.0%
1,711	Brembo SpA	75,772
4,644	Davide Campari-Milano SpA	39,963
532	Luxottica Group SpA	37,464
1,981	MARR SpA	40,550
3,351	Recordati SpA	83,695
10,643	Saipem SpA(a)	100,462

		377,906

	Japan—34.8%
535	ABC-Mart, Inc.	30,014
2,468	ADEKA Corp.	36,567
2,228	AEON DELIGHT Co. Ltd.	64,528
1,460	Aica Kogyo Co. Ltd.	29,170
1,562	Ain Holdings, Inc.	74,557
2,210	Air Water, Inc.	36,462
1,572	Arcs Co. Ltd.	31,889
3,267	Asahi Group Holdings Ltd.	101,441
1,234	ASICS Corp.	34,410
11,800	Bank of Yokohama Ltd. (The)	74,247
896	Bridgestone Corp.	33,234
376	Central Japan Railway Co.	69,171
1,116	Century Tokyo Leasing Corp.	38,240
4,476	Chiba Bank Ltd. (The)	32,937
8,920	Chugoku Marine Paints Ltd.	64,308
2,246	COMSYS Holdings Corp.	29,537
224	Cosmos Pharmaceutical Corp.	28,085
774	CyberAgent, Inc.	32,070
2,356	Daihatsu Motor Co. Ltd.	29,090
898	Daiichikosho Co. Ltd.	30,064
450	Daikin Industries Ltd.	29,236
1,686	Daiseki Co. Ltd.	27,272
656	Daito Trust Construction Co. Ltd.	71,430

Number of Shares		Value
	Common Stocks (continued)
	Japan (continued)
1,450	Denso Corp.	$68,033
4,694	Descente Ltd.	60,564
886	Don Quijote Holdings Co. Ltd.	32,856
3,400	Dowa Holdings Co. Ltd.	29,865
1,568	DTS Corp.	37,266
1,568	Eagle Industry Co. Ltd.	31,860
106	Fast Retailing Co. Ltd.	38,983
1,002	FP Corp.	41,226
1,326	Fuji Seal International, Inc.	45,326
5,590	Fujitsu General Ltd.	70,781
1,124	Glory Ltd.	28,641
2,354	GMO Internet, Inc.	33,610
9,936	GS Yuasa Corp.	38,040
4,502	Gunma Bank Ltd. (The)	28,540
1,676	Heiwa Corp.	31,083
5,618	Hiroshima Bank Ltd. (The)	31,518
1,002	HIS Co. Ltd.	33,960
1,240	Hitachi Capital Corp.	35,913
558	Hoshizaki Electric Co. Ltd.	40,737
3,688	House Foods Group, Inc.	64,057
2,802	Iyo Bank Ltd. (The)	30,394
786	Izumi Co. Ltd.	29,440
1,148	Japan Aviation Electronics Industry Ltd.	20,615
800	Kaken Pharmaceutical Co. Ltd.	55,687
1,784	KAMEDA SEIKA Co. Ltd.	69,556
4,404	Kamigumi Co. Ltd.	38,173
1,346	Kanamoto Co. Ltd.	27,361
5,522	Kaneka Corp.	49,328
4,462	Kansai Paint Co. Ltd.	68,515
776	Kao Corp.	40,120
2,798	KDDI Corp.	68,307
3,250	Kewpie Corp.	74,709
2,226	Kikkoman Corp.	70,372
1,486	Kintetsu World Express, Inc.	28,150
931	Kobayashi Pharmaceutical Co. Ltd.	72,675
2,418	Koei Tecmo Holdings Co. Ltd.	36,909
2,788	Koito Manufacturing Co. Ltd.	106,853
3,130	K’s Holdings Corp.	111,142
1,792	Kuroda Electric Co. Ltd.	36,590
556	Kyoritsu Maintenance Co. Ltd.	38,426
452	Lawson, Inc.	33,673
3,138	M3, Inc.	61,291
2,464	Maeda Road Construction Co. Ltd.	45,227
1,654	MANI, Inc.	30,277
1,344	Miraca Holdings, Inc.	60,253
2,468	MISUMI Group, Inc.	32,498
778	Mitsubishi Pencil Co. Ltd.	35,072
2,124	Mitsubishi Tanabe Pharma Corp.	36,188
4,920	Mitsubishi UFJ Financial Group, Inc.	32,233
12,962	Mitsubishi UFJ Lease & Finance Co. Ltd.	68,637
1,132	Mitsui Fudosan Co. Ltd.	31,050
3,066	MonotaRO Co. Ltd.	79,651
220	Murata Manufacturing Co. Ltd.	31,640
1,154	NH Foods Ltd.	24,204
3,240	NHK Spring Co. Ltd.	33,320
1,456	Nihon Kohden Corp.	28,559
7,492	Nihon Nohyaku Co. Ltd.	49,046
2,018	Nikkon Holdings Co. Ltd.	39,281

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

88

PowerShares S&P International Developed High Quality Portfolio (IDHQ) (continued)

October 31, 2015

Number of Shares		Value
	Common Stocks (continued)
	Japan (continued)
2,214	Nippo Corp.	$38,877
1,904	Nippon Densetsu Kogyo Co. Ltd.	36,305
5,586	Nippon Flour Mills Co. Ltd.	34,856
1,114	Nippon Gas Co. Ltd.	28,340
3,352	Nippon Kayaku Co. Ltd.	35,194
1,110	Nippon Shinyaku Co. Ltd.	43,692
1,000	Nippon Telegraph & Telephone Corp.	37,174
1,900	Nippon Television Holdings, Inc.	33,158
1,460	Nissan Chemical Industries Ltd.	36,538
782	Nissin Foods Holdings Co. Ltd.	36,354
786	Nitori Holdings Co. Ltd.	61,812
900	Nomura Research Institute Ltd.	37,066
3,502	NTT Urban Development Corp.	35,027
6,750	Odakyu Electric Railway Co. Ltd.	66,451
1,902	Oiles Corp.	30,419
786	OMRON Corp.	26,281
1,114	Oriental Land Co. Ltd.	68,146
1,572	OSG Corp.	29,844
3,474	Pacific Industrial Co. Ltd.	38,979
5,522	PanaHome Corp.	39,582
1,124	Paramount Bed Holdings Co. Ltd.	36,233
1,120	Pigeon Corp.	31,695
668	Relo Holdings, Inc.	72,349
1,340	Resorttrust, Inc.	34,645
896	Rinnai Corp.	71,502
2,022	Rohto Pharmaceutical Co. Ltd.	33,579
218	Ryohin Keikaku Co. Ltd.	44,133
1,008	Saint Marc Holdings Co. Ltd.	30,113
1,558	San-A Co. Ltd.	66,619
662	Sawai Pharmaceutical Co. Ltd.	42,625
3,242	Seino Holdings Co. Ltd.	38,794
3,356	Seiren Co. Ltd.	39,769
782	Seven & i Holdings Co. Ltd.	35,712
7,160	Seven Bank Ltd.	32,870
336	Shimamura Co. Ltd.	38,062
558	Shin-Etsu Chemical Co. Ltd.	33,450
1,574	Ship Healthcare Holdings, Inc.	38,399
3,350	Shizuoka Bank Ltd. (The)	33,923
112	SMC Corp.	29,087
662	SoftBank Group Corp.	37,287
6,648	Sotetsu Holdings, Inc.	38,067
1,636	Stanley Electric Co. Ltd.	31,507
1,333	Sugi Holdings Co. Ltd.	65,283
2,212	Sumitomo Realty & Development Co. Ltd.	73,394
4,584	Sumitomo Rubber Industries Ltd.	68,831
6,660	Sumitomo Warehouse Co. Ltd. (The)	35,597
1,888	Sundrug Co. Ltd.	100,443
1,572	Suruga Bank Ltd.	31,238
1,112	Suzuki Motor Corp.	36,767
1,200	Sysmex Corp.	69,310
1,352	Tokai Rika Co. Ltd.	29,690
2,906	Toshiba Plant Systems & Services Corp.	31,330
3,354	Totetsu Kogyo Co. Ltd.	72,903
1,110	Towa Pharmaceutical Co. Ltd.	75,978
666	Toyota Industries Corp.	35,377
2,238	TPR Co. Ltd.	55,248
3,392	Tsubakimoto Chain Co.	25,045
1,566	Tsumura & Co.	37,971

Number of Shares		Value
	Common Stocks (continued)
	Japan (continued)
1,454	Unicharm Corp.	$31,267
1,104	United Arrows Ltd.	47,847
1,906	USS Co. Ltd.	33,974
2,785	Valor Co. Ltd.	65,497
17,344	Yahoo! Japan Corp.	74,018
560	Yakult Honsha Co. Ltd.	29,885
1,684	Yamato Holdings Co. Ltd.	33,359
1,568	Yamato Kogyo Co. Ltd.	42,099
2,232	Yamazaki Baking Co. Ltd.	43,336
1,458	Yaoko Co. Ltd.	59,142

		6,665,584

	Jordan—0.2%
1,114	Hikma Pharmaceuticals PLC	37,231

	Netherlands—0.6%
1,152	Aalberts Industries NV	37,623
462	Heineken NV	42,420
688	Koninklijke Vopak NV	27,797

		107,840

	New Zealand—0.2%
6,440	Ryman Healthcare Ltd.	34,379

	Portugal—0.2%
2,886	Jeronimo Martins SGPS SA	40,759

	Singapore—1.3%
15,432	ComfortDelGro Corp. Ltd.	33,498
1,462	Jardine Cycle & Carriage Ltd.	34,052
11,412	Keppel Corp. Ltd.	57,692
10,172	Raffles Medical Group Ltd.	31,231
33,293	Sembcorp Marine Ltd.	55,627
44,710	Super Group Ltd.	28,732

		240,832

	South Korea—3.7%
102	Amorepacific Corp.	33,775
857	Coway Co. Ltd.	64,047
400	Daewoong Pharmaceutical Co. Ltd.	26,736
2,179	Hanon Systems	85,818
287	Hanssem Co. Ltd.	58,782
280	Hyundai Department Store Co. Ltd.	30,823
204	Hyundai Glovis Co. Ltd.	35,162
385	Hyundai Mobis Co. Ltd.	81,049
456	Korea Electric Terminal Co. Ltd.	39,438
2,523	Kwang Dong Pharmaceutical Co. Ltd.	25,782
1,190	LF Corp.	33,037
109	LG Household & Health Care Ltd.	90,543
308	OCI Materials Co. Ltd.	25,098
47	Ottogi Corp.	43,246
2,454	Samsung Engineering Co. Ltd.(a)	39,176

		712,512

	Spain—3.4%
2,153	Abertis Infraestructuras SA	35,936
122	Construcciones y Auxiliar de Ferrocarriles SA	34,217
1,601	Gas Natural SDG SA	34,858
1,184	Grupo Catalana Occidente SA	36,988
5,289	Iberdrola SA	37,959

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

89

PowerShares S&P International Developed High Quality Portfolio (IDHQ) (continued)

October 31, 2015

Number of Shares		Value
	Common Stocks (continued)
	Spain (continued)
3,336	Industria de Diseno Textil SA	$125,681
20,656	Mapfre SA	61,722
13,047	Prosegur Compania de Seguridad SA	58,370
1,360	Red Electrica Corp. SA	120,486
2,530	Telefonica SA	33,621
1,154	Viscofan SA	67,741

		647,579

	Sweden—3.0%
1,887	ASSA ABLOY AB, Class B	37,780
1,288	Atlas Copco AB, Class A	33,827
4,397	Getinge AB, Class B	110,767
1,844	Hennes & Mauritz AB, Class B	72,166
3,445	Hexpol AB, Class B	33,757
768	Indutrade AB	36,903
2,293	Intrum Justitia AB	82,906
1,300	JM AB	37,021
2,502	Loomis AB, Class B	65,269
1,304	NIBE Industrier AB, Class B	42,249
2,859	Skandinaviska Enskilda Banken AB, Class A	30,270

		582,915

	Switzerland—2.2%
17	Belimo Holding AG	36,561
81	EMS-CHEMIE HOLDING AG	34,388
65	Galenica AG	95,612
105	Geberit AG	34,011
20	Givaudan SA	35,912
2,068	Mobilezone Holding AG	30,734
118	Partners Group Holding AG	42,855
252	Sonova Holding AG	34,512
255	Syngenta AG	86,091

		430,676

	United Kingdom—17.7%
5,820	Aberdeen Asset Management PLC	31,163
1,594	Admiral Group PLC	39,708
2,203	ARM Holdings PLC	34,874
8,160	Ashmore Group PLC	34,026
1,529	Associated British Foods PLC	81,586
1,068	AstraZeneca PLC	68,459
2,133	Babcock International Group PLC	31,756
10,620	BBA Aviation PLC	31,278
1,002	Bellway PLC	40,173
2,216	Berendsen PLC	35,079
4,241	BG Group PLC	67,135
2,076	Bovis Homes Group PLC	32,863
1,905	British American Tobacco PLC	113,550
1,294	Bunzl PLC	37,151
3,559	Capita PLC	70,081
6,658	Carillion PLC	31,413
832	Croda International PLC	37,238
2,272	Dechra Pharmaceuticals PLC	34,019
2,400	Diageo PLC	69,628
5,613	Diploma PLC	55,610
2,307	Essentra PLC	30,000
1,018	Fidessa Group PLC	30,799
1,350	Galliford Try PLC	31,212
3,067	Genus PLC	68,919

Number of Shares		Value
	Common Stocks (continued)
	United Kingdom (continued)
1,971	Greggs PLC	$36,163
5,995	Halma PLC	70,690
2,055	Hargreaves Lansdown PLC	45,829
1,961	IMI PLC	28,862
7,328	Intermediate Capital Group PLC	64,056
4,953	International Personal Finance PLC	28,310
2,895	Intertek Group PLC	117,365
13,570	ITE Group PLC	29,393
8,811	J Sainsbury PLC	36,251
3,148	JD Sports Fashion PLC	46,940
3,777	John Wood Group PLC	34,824
14,329	Lookers PLC	38,926
16,040	Man Group PLC	41,394
14,288	Mitie Group PLC	70,921
14,042	N Brown Group PLC	81,302
598	Next PLC	73,884
5,919	Paragon Group of Cos. PLC (The)	38,393
1,193	Persimmon PLC	36,739
787	Provident Financial PLC	42,176
1,081	Rathbone Brothers PLC	37,697
1,200	Reckitt Benckiser Group PLC	117,572
10,353	Redrow PLC	74,206
1,014	Renishaw PLC	29,598
3,280	Restaurant Group PLC (The)	36,321
710	Rightmove PLC	42,095
20,032	Rotork PLC	57,977
1,350	SABMiller PLC	83,293
4,432	Sage Group PLC (The)	37,304
2,346	Savills PLC	33,188
8,153	Senior PLC	28,557
53,439	Serco Group PLC(a)	77,332
1,372	Spirax-Sarco Engineering PLC	64,436
1,446	SSE PLC	33,833
4,556	Standard Chartered PLC	50,760
1,575	Ted Baker PLC	73,630
33,323	Tesco PLC(a)	94,334
1,088	Travis Perkins PLC	32,195
1,181	Victrex PLC	33,743
1,465	WH Smith PLC	38,576
901	Whitbread PLC	69,102
26,794	WM Morrison Supermarkets PLC	69,726
3,166	WPP PLC	71,290

		3,386,903

	Total Investments (Cost $18,399,308)—99.9%	19,152,046
	Other assets less liabilities—0.1%	28,340

	Net Assets—100.0%	$19,180,386

Notes to Schedule of Investments:

(a)	Non-income producing security.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

90

(This Page Intentionally Left Blank)

Statements of Assets and Liabilities

October 31, 2015

	PowerShares Developed EuroPacific Currency Hedged Low Volatility Portfolio (FXEP)	PowerShares DWA Developed Markets Momentum Portfolio (PIZ)	PowerShares DWA Emerging Markets Momentum Portfolio (PIE)	PowerShares Emerging Markets Infrastructure Portfolio (PXR)
Assets:
Unaffiliated investments, at value(a)	$2,654,340	$263,885,580	$195,934,968	$27,912,981
Affiliated investments, at value	351	—	230,299	939,825

Total investments, at value	2,654,691	263,885,580	196,165,267	28,852,806
Foreign currencies, at value	363	1,123,681	91,151	6,627
Cash	—	—	8,611	—
Cash segregated as collateral	—	—	—	—
Receivables:
Dividends	3,006	197,194	119,014	24,467
Investments sold	389	47,836	47,431	—
Foreign tax reclaims	24	842,694	33,585	1,189
Settlement proceeds	—	7,240	—	—
Securities lending	—	—	—	3,220
Shares sold	—	—	—	—
Unrealized appreciation on forward foreign currency contracts outstanding	15,337	—	—	—

Total Assets	2,673,810	266,104,225	196,465,059	28,888,309

Liabilities:
Due to custodian	25	759,928	—	50,101
Due to foreign custodian	—	—	—	—
Payables:
Investments purchased	392	1,134,084	47,538	—
Collateral upon return of securities loaned	—	—	—	939,825
Collateral upon return of securities in-kind	—	—	—	—
Shares repurchased	—	—	—	—
Unrealized depreciation on forward foreign currency contracts outstanding	16,912	—	—	—
Accrued unitary management fees	413	179,844	149,080	17,931
Accrued expenses	—	33,991	374	8,790

Total Liabilities	17,742	2,107,847	196,992	1,016,647

Net Assets	$2,656,068	$263,996,378	$196,268,067	$27,871,662

Net Assets Consist of:
Shares of beneficial interest	$2,566,867	$364,613,039	$321,779,972	$68,137,853
Undistributed net investment income (loss)	3,221	688,386	751,831	74,208
Undistributed net realized gain (loss)	75	(115,077,106)	(130,864,213)	(33,616,773)
Net unrealized appreciation (depreciation)	85,905	13,772,059	4,600,477	(6,723,626)

Net Assets	$2,656,068	$263,996,378	$196,268,067	$27,871,662

Shares outstanding (unlimited amount authorized, $0.01 par value)	100,001	11,300,000	12,250,000	900,000
Net asset value	$26.56	$23.36	$16.02	$30.97

Market price	$26.52	$23.21	$15.97	$30.67

Unaffiliated investments, at cost	$2,566,859	$250,020,325	$191,306,052	$34,636,617

Affiliated investments, at cost	$351	$—	$230,299	$939,825

Total investments, at cost	$2,567,210	$250,020,325	$191,536,351	$35,576,442

Foreign currencies, at cost	$360	$1,124,514	$92,620	$6,524

(a) Includes securities on loan with an aggregate value of:	$—	$—	$—	$934,381

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

92

PowerShares Europe Currency Hedged Low Volatility Portfolio (FXEU)	PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio (PAF)	PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio (PXF)	PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio (PDN)	PowerShares FTSE RAFI Emerging Markets Portfolio (PXH)	PowerShares Global Agriculture Portfolio (PAGG)	PowerShares Global Clean Energy Portfolio (PBD)	PowerShares Global Gold and Precious Metals Portfolio (PSAU)

$172,737,489	$22,542,667	$786,012,458	$143,402,715	$290,668,844	$27,585,686	$66,789,302	$17,477,802
40,083	28,199	11,818,396	4,041,873	2,674,520	74,853	6,516,215	75,330

172,777,572	22,570,866	797,830,854	147,444,588	293,343,364	27,660,539	73,305,517	17,553,132
50,397	6,337	89,348	—	20,866	7,212	6,270	—
—	—	—	—	—	—	—	—
—	—	—	5,872	—	—	9,970	—

17,760	10,419	1,717,232	324,554	427,833	40,689	48,067	3,993
68,028	124	369,754	89,101	10,240	5,138	6,333	141,050
40,812	—	1,280,056	93,664	7,997	205,435	67,506	2,653
—	—	11	139	7,257	—	234,653	—
—	—	35,045	5,916	—	1,883	23,675	216
—	—	—	5,592	—	—	—	—
1,726,423	—	—	—	—	—	—	—

174,680,992	22,587,746	801,322,300	147,969,426	293,817,557	27,920,896	73,701,991	17,701,044

1,030	—	1,493,776	161,370	284,651	212,400	353,597	1,143
—	—	—	49,338	—	—	—	—

1,810,761	124	87,452	21,876	10,263	5,141	6,377	—
—	—	11,818,396	4,041,873	—	74,853	6,516,215	75,330
—	—	—	5,872	—	—	9,970	—
—	—	—	—	—	—	—	141,050
21,932	—	—	—	—	—	—	—
35,302	9,360	296,141	59,078	124,998	18,244	41,956	12,286
—	—	90,537	9,358	—	6,232	11,803	—

1,869,025	9,484	13,786,302	4,348,765	419,912	316,870	6,939,918	229,809

$172,811,967	$22,578,262	$787,535,998	$143,620,661	$293,397,645	$27,604,026	$66,762,073	$17,471,235

$169,744,737	$35,109,235	$886,424,021	$148,222,044	$479,463,965	$46,120,158	$282,689,071	$48,717,759
1,093,304	60,032	3,524,101	(53,616)	1,841,046	104,045	177,490	22,670
(3,520,309)	(8,782,147)	(45,200,719)	(10,521,382)	(113,219,118)	(9,094,886)	(218,211,303)	(13,403,771)
5,494,235	(3,808,858)	(57,211,405)	5,973,615	(74,688,248)	(9,525,291)	2,106,815	(17,865,423)

$172,811,967	$22,578,262	$787,535,998	$143,620,661	$293,397,645	$27,604,026	$66,762,073	$17,471,235

6,850,001	500,000	20,400,000	5,400,000	19,000,000	1,100,000	5,825,000	1,350,000
$25.23	$45.16	$38.60	$26.60	$15.44	$25.09	$11.46	$12.94

$25.21	$45.08	$38.34	$26.66	$15.37	$25.05	$11.46	$12.89

$168,947,266	$26,351,508	$843,111,114	$137,418,754	$364,943,406	$37,090,718	$64,668,569	$35,342,525

$40,083	$28,199	$11,818,396	$4,041,873	$3,047,454	$74,853	$6,516,215	$75,330

$168,987,349	$26,379,707	$854,929,510	$141,460,627	$367,990,860	$37,165,571	$71,184,784	$35,417,855

$50,004	$6,289	$89,141	$(49,193)	$20,880	$7,090	$6,268	$—

$—	$—	$11,225,071	$3,817,217	$—	$71,523	$6,083,508	$70,843

93

Statements of Assets and Liabilities (continued)

October 31, 2015

	PowerShares Global Water Portfolio (PIO)	PowerShares International BuyBack Achievers™ Portfolio (IPKW)	PowerShares Japan Currency Hedged Low Volatility Portfolio (FXJP)	PowerShares S&P International Developed High Quality Portfolio (IDHQ)
Assets:
Unaffiliated investments, at value	$242,076,250	$58,097,392	$2,676,529	$19,152,046
Affiliated investments, at value	—	—	50	—

Total investments, at value	242,076,250	58,097,392	2,676,579	19,152,046
Cash segregated as collateral	—	4,304,239	—	—
Receivables:
Dividends	176,310	137,951	655	41,652
Investments sold	—	3,038,612	—	4,159
Foreign tax reclaims	316,602	24,455	—	38,362
Settlement proceeds	51,739	—	—	631
Securities lending	529	—	—	—
Unrealized appreciation on forward foreign currency contracts outstanding	—	—	10,616	—

Total Assets	242,621,430	65,602,649	2,687,850	19,236,850

Liabilities:
Due to custodian	598,244	107,961	25	35,377
Due to foreign custodian	—	21,307	—	694
Payables:
Investments purchased	—	3,044,287	—	4,186
Collateral upon return of securities in-kind	—	4,304,239	—	—
Unrealized depreciation on forward foreign currency contracts outstanding	—	—	264	—
Accrued unitary management fees	153,765	26,174	413	7,197
Accrued expenses	37,741	—	—	9,010

Total Liabilities	789,750	7,503,968	702	56,464

Net Assets	$241,831,680	$58,098,681	$2,687,148	$19,180,386

Net Assets Consist of:
Shares of beneficial interest	$364,758,735	$61,441,634	$2,542,510	$66,312,060
Undistributed net investment income	473,641	305,392	243	63,450
Undistributed net realized gain (loss)	(162,240,534)	(3,137,623)	—	(47,941,712)
Net unrealized appreciation (depreciation)	38,839,838	(510,722)	144,395	746,588

Net Assets	$241,831,680	$58,098,681	$2,687,148	$19,180,386

Shares outstanding (unlimited amount authorized, $0.01 par value)	11,050,000	2,150,000	100,001	950,000
Net asset value	$21.89	$27.02	$26.87	$20.19

Market price	$21.77	$26.96	$26.70	$20.14

Unaffiliated investments, at cost	$203,211,329	$58,606,177	$2,542,485	$18,399,308

Affiliated investments, at cost	$—	$—	$50	$—

Total investments, at cost	$203,211,329	$58,606,177	$2,542,535	$18,399,308

Foreign currencies, at cost	$—	$(21,429)	$—	$(743)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

94

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Statements of Operations

For the year ended October 31, 2015

	PowerShares Developed EuroPacific Currency Hedged Low Volatility Portfolio (FXEP)(a)	PowerShares DWA Developed Markets Momentum Portfolio (PIZ)	PowerShares DWA Emerging Markets Momentum Portfolio (PIE)	PowerShares Emerging Markets Infrastructure Portfolio (PXR)
Investment Income:
Unaffiliated dividend income	$4,012	$7,209,069	$5,554,472	$871,224
Affiliated dividend income	—	221	359	20
Securities lending income	—	—	—	18,373
Foreign withholding tax	(222)	(560,070)	(793,503)	(86,577)

Total Income	3,790	6,649,220	4,761,328	803,040

Expenses:
Unitary management fees	413	2,786,467	2,714,298	244,521
Professional fees	—	26,856	374	6,938

Total Expenses	413	2,813,323	2,714,672	251,459

Less: Waivers	—	(597)	(1,036)	(76)

Net Expenses	413	2,812,726	2,713,636	251,383

Net Investment Income	3,377	3,836,494	2,047,692	551,657

Realized and Unrealized Gain (Loss):
Net realized gain (loss) from:
Investment securities	75	(52,122,296)	(38,618,474)	(3,442,757)
In-kind redemptions	—	15,819,981	4,856,884	10,235
Foreign currencies	(156)	1,952	141,450	(18,229)

Net realized gain (loss)	(81)	(36,300,363)	(33,620,140)	(3,450,751)

Change in net unrealized appreciation (depreciation) on:
Investment securities	87,481	11,268,153	(29,025,238)	(1,877,695)
Foreign currencies	(1,576)	(49,434)	(25,069)	82

Net change in unrealized appreciation (depreciation)	85,905	11,218,719	(29,050,307)	(1,877,613)

Net realized and unrealized gain (loss)	85,824	(25,081,644)	(62,670,447)	(5,328,364)

Net increase (decrease) in net assets resulting from operations	$89,201	$(21,245,150)	$(60,622,755)	$(4,776,707)

(a)	For the period October 6, 2015 (commencement of investment operations) through October 31, 2015.
(b)	For the period May 4, 2015 (commencement of investment operations) through October 31, 2015.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

96

PowerShares Europe Currency Hedged Low Volatility Portfolio (FXEU)(b)	PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio (PAF)	PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio (PXF)	PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio (PDN)	PowerShares FTSE RAFI Emerging Markets Portfolio (PXH)	PowerShares Global Agriculture Portfolio (PAGG)	PowerShares Global Clean Energy Portfolio (PBD)	PowerShares Global Gold and Precious Metals Portfolio (PSAU)

$617,632	$1,717,169	$29,729,255	$2,889,882	$14,217,170	$1,533,958	$1,064,550	$333,025
41	38	160	18	17,560	11	—	—
—	—	582,345	45,497	—	21,145	305,893	5,721
(78,273)	(60,000)	(2,691,638)	(334,581)	(1,487,046)	(141,592)	(104,918)	(30,993)

539,400	1,657,207	27,620,122	2,600,816	12,747,684	1,413,522	1,265,525	307,753

112,167	183,936	3,730,013	571,695	1,856,371	341,165	506,407	185,874
—	—	74,296	7,597	—	4,896	11,192	—

112,167	183,936	3,804,309	579,292	1,856,371	346,061	517,599	185,874

(88)	(121)	(640)	(78)	(16,195)	(44)	—	(12)

112,079	183,815	3,803,669	579,214	1,840,176	346,017	517,599	185,862

427,321	1,473,392	23,816,453	2,021,602	10,907,508	1,067,505	747,926	121,891

(1,363,869)	(1,798,263)	(10,900,828)	(1,777,110)	(55,871,978)	(1,512,036)	(2,224,013)	(5,769,749)
–	(303,002)	45,612,455	2,622,459	6,330,732	29,430	2,400,597	(2,695,331)
(1,471,279)	(48,585)	(322,778)	(40,799)	(606,693)	9,166	(37,228)	1,064

(2,835,148)	(2,149,850)	34,388,849	804,550	(50,147,939)	(1,473,440)	139,356	(8,464,016)

3,790,223	(6,647,595)	(91,786,112)	1,293,165	(54,063,226)	(4,353,407)	(6,852,642)	871,817
1,704,012	31	(19,526)	471	(27,091)	(8,209)	(6,323)	(11)

5,494,235	(6,647,564)	(91,805,638)	1,293,636	(54,090,317)	(4,361,616)	(6,858,965)	871,806

2,659,087	(8,797,414)	(57,416,789)	2,098,186	(104,238,256)	(5,835,056)	(6,719,609)	(7,592,210)

$3,086,408	$(7,324,022)	$(33,600,336)	$4,119,788	$(93,330,748)	$(4,767,551)	$(5,971,683)	$(7,470,319)

97

Statements of Operations (continued)

For the year ended October 31, 2015

	PowerShares Global Water Portfolio (PIO)	PowerShares International BuyBack Achievers™ Portfolio (IPKW)	PowerShares Japan Currency Hedged Low Volatility Portfolio (FXJP)(a)	PowerShares S&P International Developed High Quality Portfolio (IDHQ)
Investment Income:
Unaffiliated dividend income	$5,484,961	$845,913	$729	$417,717
Affiliated dividend income	59	8	—	4
Securities lending income	329,601	—	—	—
Foreign withholding tax	(360,718)	(89,631)	(73)	(39,433)

Total Income	5,453,903	756,290	656	378,288

Expenses:
Unitary management fees	2,013,387	186,865	413	78,881
Professional fees	32,250	—	—	7,833

Total Expenses	2,045,637	186,865	413	86,714

Less: Waivers	(202)	(47)	—	(13)

Net Expenses	2,045,435	186,818	413	86,701

Net Investment Income	3,408,468	569,472	243	291,587

Realized and Unrealized Gain (Loss):
Net realized gain (loss) from:
Investment securities	(8,164,239)	(2,336,929)	—	71,251
In-kind redemptions	10,320,269	2,747,817	—	—
Foreign currencies	42,846	(74,505)	—	(12,301)

Net realized gain (loss)	2,198,876	336,383	—	58,950

Change in net unrealized appreciation (depreciation) on:
Investment securities	(20,229,499)	(75,120)	134,044	530,564
Foreign currencies	(7,583)	140	10,351	(2,837)

Net change in unrealized appreciation (depreciation)	(20,237,082)	(74,980)	144,395	527,727

Net realized and unrealized gain (loss)	(18,038,206)	261,403	144,395	586,677

Net increase (decrease) in net assets resulting from operations	$(14,629,738)	$830,875	$144,638	$878,264

(a)	For the period October 6, 2015 (commencement of investment operations) through October 31, 2015.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

98

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Statements of Changes in Net Assets

For the years ended October 31, 2015 and 2014

	PowerShares Developed EuroPacific Currency Hedged Low Volatility Portfolio (FXEP)	PowerShares DWA Developed Markets Momentum Portfolio (PIZ)
	2015(a)	2015	2014
Operations:
Net investment income	$3,377	$3,836,494	$9,271,181
Net realized gain (loss)	(81)	(36,300,363)	37,707,992
Net change in unrealized appreciation (depreciation)	85,905	11,218,719	(57,296,762)

Net increase (decrease) in net assets resulting from operations	89,201	(21,245,150)	(10,317,589)

Distributions to Shareholders from:
Net investment income	—	(4,075,936)	(19,746,499)

Shareholder Transactions:
Proceeds from shares sold	2,566,867	135,238,189	311,166,213
Value of shares repurchased	—	(229,242,363)	(405,591,504)
Transaction fees	—	—	—

Net increase (decrease) in net assets resulting from shares transactions	2,566,867	(94,004,174)	(94,425,291)

Increase (Decrease) in Net Assets	2,656,068	(119,325,260)	(124,489,379)

Net Assets:
Beginning of year	—	383,321,638	507,811,017

End of year	$2,656,068	$263,996,378	$383,321,638

Undistributed net investment income (loss) at end of year	$3,221	$688,386	$669,969

Changes in Shares Outstanding:
Shares sold	100,001	5,300,000	11,800,000
Shares repurchased	—	(9,650,000)	(16,150,000)
Shares outstanding, beginning of year	—	15,650,000	20,000,000

Shares outstanding, end of year	100,001	11,300,000	15,650,000

(a)	For the period October 6, 2015 (commencement of investment operations) through October 31, 2015.
(b)	For the period May 4, 2015 (commencement of investment operations) through October 31, 2015.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

100

PowerShares DWA Emerging Markets Momentum Portfolio (PIE)		PowerShares Emerging Markets Infrastructure Portfolio (PXR)		PowerShares Europe Currency Hedged Low Volatility Portfolio (FXEU)	PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio (PAF)
2015	2014	2015	2014	2015(b)	2015	2014

$2,047,692	$2,292,162	$551,657	$701,169	$427,321	$1,473,392	$1,448,186
(33,620,140)	(3,325,452)	(3,450,751)	(5,039,432)	(2,835,148)	(2,149,850)	(417,744)
(29,050,307)	(4,914,207)	(1,877,613)	2,041,460	5,494,235	(6,647,564)	(2,632,266)

(60,622,755)	(5,947,497)	(4,776,707)	(2,296,803)	3,086,408	(7,324,022)	(1,601,824)

(1,862,258)	(2,061,393)	(562,003)	(866,127)	(19,178)	(1,354,446)	(1,506,901)

77,328,655	130,567,570	—	—	169,744,737	—	2,886,304
(221,746,185)	(94,058,340)	(3,600,407)	(31,640,904)	—	(13,112,366)	(5,269,795)
486,827	391,617	—	—	—	—	—

(143,930,703)	36,900,847	(3,600,407)	(31,640,904)	169,744,737	(13,112,366)	(2,383,491)

(206,415,716)	28,891,957	(8,939,117)	(34,803,834)	172,811,967	(21,790,834)	(5,492,216)

402,683,783	373,791,826	36,810,779	71,614,613	—	44,369,096	49,861,312

$196,268,067	$402,683,783	$27,871,662	$36,810,779	$172,811,967	$22,578,262	$44,369,096

$751,831	$421,844	$74,208	$94,673	$1,093,304	$60,032	$(145,244)

4,100,000	6,800,000	—	—	6,850,001	—	50,000
(13,150,000)	(5,400,000)	(100,000)	(850,000)	—	(300,000)	(100,000)
21,300,000	19,900,000	1,000,000	1,850,000	—	800,000	850,000

12,250,000	21,300,000	900,000	1,000,000	6,850,001	500,000	800,000

101

Statements of Changes in Net Assets (continued)

For the years ended October 31, 2015 and 2014

	PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio (PXF)		PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio (PDN)
	2015	2014	2015	2014
Operations:
Net investment income	$23,816,453	$27,562,730	$2,021,602	$1,909,337
Net realized gain (loss)	34,388,849	10,243,831	804,550	2,865,338
Net change in unrealized appreciation (depreciation)	(91,805,638)	(49,575,018)	1,293,636	(6,119,580)

Net increase (decrease) in net assets resulting from operations	(33,600,336)	(11,768,457)	4,119,788	(1,344,905)

Distributions to Shareholders from:
Net investment income	(22,728,390)	(27,361,461)	(1,894,365)	(2,395,852)

Shareholder Transactions:
Proceeds from shares sold	293,870,441	199,826,851	42,312,799	21,913,241
Value of shares repurchased	(212,273,153)	(47,601,251)	(6,832,131)	(10,913,823)

Net increase (decrease) in net assets resulting from shares transactions	81,597,288	152,225,600	35,480,668	10,999,418

Increase (Decrease) in Net Assets	25,268,562	113,095,682	37,706,091	7,258,661

Net Assets:
Beginning of year	762,267,436	649,171,754	105,914,570	98,655,909

End of year	$787,535,998	$762,267,436	$143,620,661	$105,914,570

Undistributed net investment income (loss) at end of year	$3,524,101	$2,257,033	$(53,616)	$(292,145)

Changes in Shares Outstanding:
Shares sold	7,200,000	4,600,000	1,650,000	800,000
Shares repurchased	(5,300,000)	(1,200,000)	(250,000)	(400,000)
Shares outstanding, beginning of year	18,500,000	15,100,000	4,000,000	3,600,000

Shares outstanding, end of year	20,400,000	18,500,000	5,400,000	4,000,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

102

PowerShares FTSE RAFI Emerging Markets Portfolio (PXH)		PowerShares Global Agriculture Portfolio (PAGG)		PowerShares Global Clean Energy Portfolio (PBD)		PowerShares Global Gold and Precious Metals Portfolio (PSAU)
2015	2014	2015	2014	2015	2014	2015	2014

$10,907,508	$10,785,075	$1,067,505	$1,770,194	$747,926	$767,860	$121,891	$58,047
(50,147,939)	(13,258,817)	(1,473,440)	2,236,134	139,356	10,052,345	(8,464,016)	(4,867,234)
(54,090,317)	(7,326,982)	(4,361,616)	(2,471,744)	(6,858,965)	(6,536,315)	871,806	(2,732,678)

(93,330,748)	(9,800,724)	(4,767,551)	1,534,584	(5,971,683)	4,283,890	(7,470,319)	(7,541,865)

(9,357,675)	(11,183,593)	(1,114,870)	(1,765,946)	(700,178)	(739,610)	(138,487)	(57,809)

130,069,015	65,452,567	—	6,081,424	7,312,370	24,799,347	31,431,974	3,996,807
(121,183,360)	(24,369,768)	(22,211,750)	(43,384,847)	(11,166,396)	(32,055,458)	(24,650,928)	(7,945,650)

8,885,655	41,082,799	(22,211,750)	(37,303,423)	(3,854,026)	(7,256,111)	6,781,046	(3,948,843)

(93,802,768)	20,098,482	(28,094,171)	(37,534,785)	(10,525,887)	(3,711,831)	(827,760)	(11,548,517)

387,200,413	367,101,931	55,698,197	93,232,982	77,287,960	80,999,791	18,298,995	29,847,512

$293,397,645	$387,200,413	$27,604,026	$55,698,197	$66,762,073	$77,287,960	$17,471,235	$18,298,995

$1,841,046	$721,152	$104,045	$142,244	$177,490	$145,226	$22,670	$(20,267)

6,950,000	3,100,000	—	200,000	600,000	1,925,000	1,700,000	200,000
(6,950,000)	(1,250,000)	(800,000)	(1,450,000)	(950,000)	(2,475,000)	(1,550,000)	(400,000)
19,000,000	17,150,000	1,900,000	3,150,000	6,175,000	6,725,000	1,200,000	1,400,000

19,000,000	19,000,000	1,100,000	1,900,000	5,825,000	6,175,000	1,350,000	1,200,000

103

Statements of Changes in Net Assets (continued)

For the years ended October 31, 2015 and 2014

	PowerShares Global Water Portfolio (PIO)		PowerShares International BuyBack Achievers™ Portfolio (IPKW)
	2015	2014	2015	2014(a)
Operations:
Net investment income	$3,408,468	$3,931,734	$569,472	$199,710
Net realized gain (loss)	2,198,876	3,309,732	336,383	(26,920)
Net change in unrealized appreciation (depreciation)	(20,237,082)	11,516,481	(74,980)	(435,742)

Net increase (decrease) in net assets resulting from operations	(14,629,738)	18,757,947	830,875	(262,952)

Distributions to Shareholders from:
Net investment income	(3,532,866)	(3,894,272)	(349,993)	(143,571)

Shareholder Transactions:
Proceeds from shares sold	6,128,370	45,649,563	63,225,930	30,752,283
Value of shares repurchased	(34,501,225)	—	(23,144,975)	(12,808,916)

Net increase (decrease) in net assets resulting from shares transactions	(28,372,855)	45,649,563	40,080,955	17,943,367

Increase (Decrease) in Net Assets	(46,535,459)	60,513,238	40,561,837	17,536,844

Net Assets:
Beginning of year	288,367,139	227,853,901	17,536,844	—

End of year	$241,831,680	$288,367,139	$58,098,681	$17,536,844

Undistributed net investment income at end of year	$473,641	$555,193	$305,392	$32,149

Changes in Shares Outstanding:
Shares sold	250,000	1,950,000	2,300,000	1,200,001
Shares repurchased	(1,550,000)	—	(850,000)	(500,001)
Shares outstanding, beginning of year	12,350,000	10,400,000	700,000	—

Shares outstanding, end of year	11,050,000	12,350,000	2,150,000	700,000

(a)	For the period February 24, 2014 (commencement of investment operations) through October 31, 2014.
(b)	For the period October 6, 2015 (commencement of investment operations) through October 31, 2015.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

104

PowerShares Japan Currency Hedged Low Volatility Portfolio (FXJP)	PowerShares S&P International Developed High Quality Portfolio (IDHQ)
2015(b)	2015	2014

$243	$291,587	$351,974
—	58,950	3,181,730
144,395	527,727	(3,142,382)

144,638	878,264	391,322

—	(270,592)	(410,462)

2,542,510	2,067,429	7,221,935
—	—	(12,338,765)

2,542,510	2,067,429	(5,116,830)

2,687,148	2,675,101	(5,135,970)

—	16,505,285	21,641,255

$2,687,148	$19,180,386	$16,505,285

$243	$63,450	$47,602

100,001	100,000	350,000
—	—	(600,000)
—	850,000	1,100,000

100,001	950,000	850,000

105

Financial Highlights

PowerShares Developed EuroPacific Currency Hedged Low Volatility Portfolio (FXEP)

	For the Period October 6, 2015(a) Through October 31, 2015

Per Share Operating Performance:
Net asset value at beginning of period	$25.66
Net investment income(b)	0.03
Net realized and unrealized gain on investments	0.87
Total from investment operations	0.90
Net asset value at end of period	$26.56
Market price at end of period(c)	$26.52
Net Asset Value Total Return(d)	3.51	%(e)
Market Price Total Return(d)	3.35	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$2,656
Ratio to average net assets of:
Expenses	0.25	%(f)
Net investment income	2.05	%(f)
Portfolio turnover rate(g)	0	%(h)

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	The net asset value total return from Fund Inception (October 9, 2015, the first day of trading on the exchange) to October 31, 2015 was 2.47%. The market price total return from Fund Inception to October 31, 2015 was 2.20%.
(f) Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.
(h)	Amount represents less than 0.5%.

PowerShares DWA Developed Markets Momentum Portfolio (PIZ)

	Year Ended October 31,
	2015	2014	2013	2012	2011
Per Share Operating Performance:
Net asset value at beginning of year	$24.49	$25.39	$19.33	$18.85	$20.85
Net investment income(a)	0.27	0.38	0.35	0.40	0.37
Net realized and unrealized gain (loss) on investments	(1.15)	(0.43)	6.00	0.56	(1.99)
Total from investment operations	(0.88)	(0.05)	6.35	0.96	(1.62)
Distributions to shareholders from:
Net investment income	(0.25)	(0.85)	(0.29)	(0.48)	(0.38)
Net asset value at end of year	$23.36	$24.49	$25.39	$19.33	$18.85
Market price at end of year(b)	$23.21	$24.55	$25.47	$19.44	$18.68
Net Asset Value Total Return(c)	(3.63)%	(0.35)%	33.09%	5.43%	(7.81)%
Market Price Total Return(c)	(4.48)%	(0.43)%	32.75%	6.99%	(9.04)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$263,996	$383,322	$507,811	$65,735	$64,075
Ratio to average net assets of:
Expenses	0.81%	0.80%	0.81%	0.80%	0.80%
Net investment income	1.10%	1.48%	1.55%	2.19%	1.69%
Portfolio turnover rate(d)	120%	99%	96%	133%	93%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

106

Financial Highlights (continued)

PowerShares DWA Emerging Markets Momentum Portfolio (PIE)

	Year Ended October 31,
	2015	2014	2013	2012	2011
Per Share Operating Performance:
Net asset value at beginning of year	$18.91	$18.78	$17.44	$16.33	$17.88
Net investment income(a)	0.12	0.13	0.24	0.19	0.20
Net realized and unrealized gain (loss) on investments	(2.94)	0.08	1.24	1.12	(1.66)
Total from investment operations	(2.82)	0.21	1.48	1.31	(1.46)
Distributions to shareholders from:
Net investment income	(0.10)	(0.10)	(0.16)	(0.20)	(0.09)
Transaction fees(a)	0.03	0.02	0.02	—	—
Net asset value at end of year	$16.02	$18.91	$18.78	$17.44	$16.33
Market price at end of year(b)	$15.97	$18.79	$18.76	$17.48	$16.26
Net Asset Value Total Return(c)	(14.78)%	1.27%	8.66%	8.12%	(8.23)%
Market Price Total Return(c)	(14.50)%	0.74%	8.29%	8.84%	(9.18)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$196,268	$402,684	$373,792	$182,842	$172,271
Ratio to average net assets of:
Expenses	0.90%	0.90%	0.91%	0.90%	0.90%
Net investment income	0.68%	0.69%	1.26%	1.12%	1.12%
Portfolio turnover rate(d)	176%	147%	142%	181%	147%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

PowerShares Emerging Markets Infrastructure Portfolio (PXR)

	Year Ended October 31,
	2015	2014	2013	2012	2011
Per Share Operating Performance:
Net asset value at beginning of year	$36.81	$38.71	$40.15	$40.96	$49.91
Net investment income(a)	0.60	0.53	0.54	0.58	0.82
Net realized and unrealized gain (loss) on investments	(5.83)	(1.74)	(1.48)	(0.57)	(9.04)
Total from investment operations	(5.23)	(1.21)	(0.94)	0.01	(8.22)
Distributions to shareholders from:
Net investment income	(0.61)	(0.69)	(0.50)	(0.82)	(0.73)
Net asset value at end of year	$30.97	$36.81	$38.71	$40.15	$40.96
Market price at end of year(b)	$30.67	$36.62	$38.31	$39.90	$40.70
Net Asset Value Total Return(c)	(14.36)%	(3.16)%	(2.35)%	0.13%	(16.67)%
Market Price Total Return(c)	(14.74)%	(2.65)%	(2.75)%	0.15%	(17.42)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$27,872	$36,811	$71,615	$94,351	$131,067
Ratio to average net assets of:
Expenses	0.77%	0.76%	0.76%	0.75%	0.75%
Net investment income	1.69%	1.42%	1.35%	1.46%	1.62%
Portfolio turnover rate(d)	34%	20%	30%	20%	34%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

107

Financial Highlights (continued)

PowerShares Europe Currency Hedged Low Volatility Portfolio (FXEU)

	For the Period May 4, 2015(a) Through October 31, 2015

Per Share Operating Performance:
Net asset value at beginning of period	$25.14
Net investment income(b)	0.11
Net realized and unrealized gain on investments	0.17
Total from investment operations	0.28
Distributions to shareholders from:
Net investment income	(0.19)
Net asset value at end of period	$25.23
Market price at end of period(c)	$25.21
Net Asset Value Total Return(d)	1.16	%(e)
Market Price Total Return(d)	1.08	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$172,812
Ratio to average net assets of:
Expenses	0.25	%(f)
Net investment income	0.95	%(f)
Portfolio turnover rate(g)	26%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	The net asset value total return from Fund Inception (May 7, 2015, the first day of trading on the exchange) to October 31, 2015 was 3.68%. The market price total return from Fund Inception to October 31, 2015 was 3.25%.
(f) Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio (PAF)

	Year Ended October 31,
	2015		2014	2013	2012	2011
Per Share Operating Performance:
Net asset value at beginning of year	$55.46		$58.66	$54.04	$51.15	$51.72
Net investment income(a)	1.98	(b)	1.77	1.54	1.37	1.40
Net realized and unrealized gain (loss) on investments	(10.57)		(3.17)	5.07	2.99	(0.62)
Total from investment operations	(8.59)		(1.40)	6.61	4.36	0.78
Distributions to shareholders from:
Net investment income	(1.71)		(1.80)	(1.99)	(1.47)	(1.35)
Net asset value at end of year	$45.16		$55.46	$58.66	$54.04	$51.15
Market price at end of year(c)	$45.08		$55.40	$58.38	$53.84	$50.78
Net Asset Value Total Return(d)	(15.78)%		(2.38)%	12.50%	8.92%	1.44%
Market Price Total Return(d)	(15.83)%		(2.02)%	12.38%	9.33%	0.16%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$22,578		$44,369	$49,861	$56,743	$63,934
Ratio to average net assets of:
Expenses, after Waivers	0.49%		0.49%	0.51%	0.80%	0.80%
Expenses, prior to Waivers	0.49%		0.49%	0.53%	0.80%	0.80%
Net investment income, after Waivers	3.93	%(b)	3.10%	2.74%	2.72%	2.52%
Portfolio turnover rate(e)	19%		16%	32%	14%	22%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a significant dividend received during the period. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividend are $1.75 and 3.46%, respectively.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

108

Financial Highlights (continued)

PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio (PXF)

	Year Ended October 31,
	2015	2014		2013	2012	2011
Per Share Operating Performance:
Net asset value at beginning of year	$41.20	$42.99		$34.18	$35.10	$39.00
Net investment income(a)	1.16	1.55	(b)	1.08	0.99	1.01
Net realized and unrealized gain (loss) on investments	(2.65)	(1.79)		8.75	(0.90)	(3.71)
Total from investment operations	(1.49)	(0.24)		9.83	0.09	(2.70)
Distributions to shareholders from:
Net investment income	(1.11)	(1.55)		(1.02)	(1.01)	(1.20)
Net asset value at end of year	$38.60	$41.20		$42.99	$34.18	$35.10
Market price at end of year(c)	$38.34	$41.71		$43.23	$34.29	$34.59
Net Asset Value Total Return(d)	(3.72)%	(0.72)%		29.20%	0.53%	(7.08)%
Market Price Total Return(d)	(5.55)%	(0.07)%		29.49%	2.35%	(9.45)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$787,536	$762,267		$649,172	$283,715	$245,693
Ratio to average net assets of:
Expenses, after Waivers	0.46%	0.45%		0.48%	0.75%	0.75%
Expenses, prior to Waivers	0.46%	0.45%		0.49%	0.75%	0.75%
Net investment income, after Waivers	2.87%	3.57	%(b)	2.82%	2.99%	2.59%
Portfolio turnover rate(e)	12%	16%		17%	17%	17%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a significant dividend received during the period. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividend are $1.31 and 3.00%, respectively.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio (PDN)

	Year Ended October 31,
	2015	2014	2013	2012	2011
Per Share Operating Performance:
Net asset value at beginning of year	$26.48	$27.40	$22.18	$22.40	$22.99
Net investment income(a)	0.46	0.48	0.44	0.40	0.45
Net realized and unrealized gain (loss) on investments	0.12	(0.79)	5.36	(0.15)	(0.40)
Total from investment operations	0.58	(0.31)	5.80	0.25	0.05
Distributions to shareholders from:
Net investment income	(0.46)	(0.61)	(0.58)	(0.47)	(0.64)
Net asset value at end of year	$26.60	$26.48	$27.40	$22.18	$22.40
Market price at end of year(b)	$26.66	$27.11	$27.87	$22.30	$21.86
Net Asset Value Total Return(c)	2.18%	(1.21)%	26.56%	1.32%	0.09%
Market Price Total Return(c)	0.01%	(0.58)%	28.00%	4.40%	(3.56)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$143,621	$105,915	$98,656	$59,880	$64,965
Ratio to average net assets of:
Expenses, after Waivers	0.50%	0.49%	0.52%	0.75%	0.75%
Expenses, prior to Waivers	0.50%	0.49%	0.54%	0.75%	0.75%
Net investment income, after Waivers	1.73%	1.73%	1.78%	1.84%	1.82%
Portfolio turnover rate(d)	24%	24%	27%	28%	75%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

109

Financial Highlights (continued)

PowerShares FTSE RAFI Emerging Markets Portfolio (PXH)

	Year Ended October 31,
	2015	2014	2013	2012	2011
Per Share Operating Performance:
Net asset value at beginning of year	$20.38	$21.41	$21.20	$21.75	$24.74
Net investment income(a)	0.53	0.60	0.56	0.50	0.53
Net realized and unrealized gain (loss) on investments	(5.02)	(1.02)	0.19	(0.44)	(3.01)
Total from investment operations	(4.49)	(0.42)	0.75	0.06	(2.48)
Distributions to shareholders from:
Net investment income	(0.45)	(0.61)	(0.54)	(0.61)	(0.51)
Net asset value at end of year	$15.44	$20.38	$21.41	$21.20	$21.75
Market price at end of year(b)	$15.37	$20.25	$21.21	$21.11	$21.80
Net Asset Value Total Return(c)	(22.16)%	(2.03)%	3.67%	0.37%	(10.16)%
Market Price Total Return(c)	(22.00)%	(1.73)%	3.14%	(0.29)%	(10.93)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$293,398	$387,200	$367,102	$375,161	$444,796
Ratio to average net assets of:
Expenses, after Waivers	0.49%	0.49%	0.52%	0.85%	0.85%
Expenses, prior to Waivers	0.49%	0.49%	0.54%	0.85%	0.85%
Net investment income, after Waivers	2.88%	2.91%	2.66%	2.34%	2.16%
Portfolio turnover rate(d)	34%	22%	24%	33%	20%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

PowerShares Global Agriculture Portfolio (PAGG)

	Year Ended October 31,
	2015	2014		2013	2012	2011
Per Share Operating Performance:
Net asset value at beginning of year	$29.31	$29.60		$29.82	$29.71	$30.58
Net investment income(a)	0.68	0.69	(b)	0.49	0.35	0.20
Net realized and unrealized gain (loss) on investments	(4.17)	(0.29)		(0.22)	0.15 (c)	(0.79)
Total from investment operations	(3.49)	0.40		0.27	0.50	(0.59)
Distributions to shareholders from:
Net investment income	(0.73)	(0.69)		(0.49)	(0.39)	(0.28)
Net asset value at end of year	$25.09	$29.31		$29.60	$29.82	$29.71
Market price at end of year(d)	$25.05	$29.25		$29.49	$29.66	$29.47
Net Asset Value Total Return(e)	(12.10)%	1.31%		0.91%	1.85%	(1.93)%
Market Price Total Return(e)	(12.06)%	1.49%		1.07%	2.13%	(3.04)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$27,604	$55,698		$93,233	$108,832	$123,314
Ratio to average net assets of:
Expenses	0.76%	0.75%		0.76%	0.75%	0.75%
Net investment income	2.35%	2.31	%(b)	1.63%	1.22%	0.64%
Portfolio turnover rate(f)	32%	22%		17%	30%	16%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a significant dividend received during the period. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividend are $0.53 and 1.77%, respectively.
(c)	Due to the timing of creations and redemptions of capital shares, the net realized and unrealized gain (loss) per share is not in accord with the Fund’s change in net realized and unrealized gain (loss) on investment securities and in-kind transactions for the period.
(d)	The mean between the last bid and ask prices.
(e)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

110

Financial Highlights (continued)

PowerShares Global Clean Energy Portfolio (PBD)

	Year Ended October 31,
	2015	2014	2013	2012	2011
Per Share Operating Performance:
Net asset value at beginning of year	$12.52	$12.04	$7.40	$9.89	$13.95
Net investment income(a)	0.13	0.11	0.10	0.17	0.13
Net realized and unrealized gain (loss) on investments	(1.07)	0.47 (b)	4.65	(2.47)	(4.10)
Total from investment operations	(0.94)	0.58	4.75	(2.30)	(3.97)
Distributions to shareholders from:
Net investment income	(0.12)	(0.10)	(0.11)	(0.19)	(0.09)
Net asset value at end of year	$11.46	$12.52	$12.04	$7.40	$9.89
Market price at end of year(c)	$11.46	$12.60	$12.03	$7.34	$9.77
Net Asset Value Total Return(d)	(7.51)%	4.79%	64.73%	(23.35)%	(28.54)%
Market Price Total Return(d)	(8.10)%	5.55%	65.94%	(23.03)%	(29.20)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$66,762	$77,288	$81,000	$56,456	$126,634
Ratio to average net assets of:
Expenses	0.77%	0.76%	0.82%	0.75%	0.75%
Net investment income	1.11%	0.83%	1.10%	2.05%	1.00%
Portfolio turnover rate(e)	51%	53%	48%	54%	66%

(a)	Based on average shares outstanding.
(b)	Includes settlement proceeds recorded during the period. Had these settlement proceeds not been recorded Net realized and unrealized gain (loss) on investments per share would have been $0.42 and total return would have been lower.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

PowerShares Global Gold and Precious Metals Portfolio (PSAU)

	Year Ended October 31,
	2015	2014	2013	2012	2011
Per Share Operating Performance:
Net asset value at beginning of year	$15.25	$21.32	$40.49	$45.42	$46.70
Net investment income(a)	0.08	0.05	0.19	0.22	0.10
Net realized and unrealized gain (loss) on investments	(2.29)	(6.07)	(19.26)	(4.54)	0.19
Total from investment operations	(2.21)	(6.02)	(19.07)	(4.32)	0.29
Distributions to shareholders from:
Net investment income	(0.10)	(0.05)	(0.10)	(0.61)	(0.93)
Net realized gains	—	—	—	—	(0.64)
Total distributions	(0.10)	(0.05)	(0.10)	(0.61)	(1.57)
Net asset value at end of year	$12.94	$15.25	$21.32	$40.49	$45.42
Market price at end of year(b)	$12.89	$15.17	$21.19	$41.12	$45.08
Net Asset Value Total Return(c)	(14.63)%	(28.31)%	(47.10)%	(9.48)%	0.41%
Market Price Total Return(c)	(14.51)%	(28.25)%	(48.22)%	(7.37)%	(0.54)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$17,471	$18,299	$29,848	$38,462	$54,500
Ratio to average net assets of:
Expenses	0.75%	0.75%	0.76%	0.75%	0.75%
Net investment income	0.49%	0.24%	0.70%	0.57%	0.20%
Portfolio turnover rate(d)	17%	18%	14%	19%	9%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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Financial Highlights (continued)

PowerShares Global Water Portfolio (PIO)

	Year Ended October 31,
	2015	2014	2013	2012	2011
Per Share Operating Performance:
Net asset value at beginning of year	$23.35	$21.91	$17.01	$17.17	$18.68
Net investment income(a)	0.29	0.34	0.36	0.32	0.27
Net realized and unrealized gain (loss) on investments	(1.45)	1.44	4.86	(0.15)	(1.49)
Total from investment operations	(1.16)	1.78	5.22	0.17	(1.22)
Distributions to shareholders from:
Net investment income	(0.30)	(0.34)	(0.32)	(0.33)	(0.29)
Net asset value at end of year	$21.89	$23.35	$21.91	$17.01	$17.17
Market price at end of year(b)	$21.77	$23.30	$21.96	$16.93	$16.95
Net Asset Value Total Return(c)	(5.03)%	8.08%	30.91%	1.11%	(6.68)%
Market Price Total Return(c)	(5.35)%	7.59%	31.84%	1.95%	(7.92)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$241,832	$288,367	$227,854	$206,712	$278,951
Ratio to average net assets of:
Expenses	0.76%	0.76%	0.83%	0.75%	0.75%
Net investment income	1.27%	1.46%	1.86%	1.90%	1.38%
Portfolio turnover rate(d)	78%	28%	52%	104%	26%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

PowerShares International BuyBack AchieversTM Portfolio (IPKW)

	Year Ended October 31, 2015	For the Period February 24, 2014(a) Through October 31, 2014

Per Share Operating Performance:
Net asset value at beginning of period	$25.05	$25.03
Net investment income(b)	0.44	0.33
Net realized and unrealized gain (loss) on investments	1.82	(0.09)
Total from investment operations	2.26	0.24
Distributions to shareholders from:
Net investment income	(0.29)	(0.22)
Net asset value at end of period	$27.02	$25.05
Market price at end of period(c)	$26.96	$25.35
Net Asset Value Total Return(d)	9.04%	0.91	%(e)
Market Price Total Return(d)	7.51%	2.11	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$58,099	$17,537
Ratio to average net assets of:
Expenses	0.55%	0.55	%(f)
Net investment income	1.68%	1.88	%(f)
Portfolio turnover rate(g)	162%	130%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	The net asset value total return from Fund Inception (February 27, 2014, the first day of trading on the exchange) to October 31, 2014 was 1.23%. The market price total return from Fund Inception to October 31, 2014 was 1.87%.
(f) Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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Financial Highlights (continued)

PowerShares Japan Currency Hedged Low Volatility Portfolio (FXJP)

	For the Period October 6, 2015(a) Through October 31, 2015

Per Share Operating Performance:
Net asset value at beginning of period	$25.42
Net investment income(b)	0.00	(c)
Net realized and unrealized gain on investments	1.45
Total from investment operations	1.45
Net asset value at end of period	$26.87
Market price at end of period(d)	$26.70
Net Asset Value Total Return(e)	5.70	%(f)
Market Price Total Return(e)	5.04	%(f)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$2,687
Ratio to average net assets of:
Expenses	0.25	%(g)
Net investment income	0.15	%(g)
Portfolio turnover rate(h)	—%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	Amount represents less than $0.005.
(d)	The mean between the last bid and ask prices.
(e)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(f)	The net asset value total return from Fund Inception (October 9, 2015, the first day of trading on the exchange) to October 31, 2015 was 2.95%. The market price total return from Fund Inception to October 31, 2015 was 2.42%.
(g) Annualized.
(h)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

PowerShares S&P International Developed High Quality Portfolio (IDHQ)

	Year Ended October 31,
	2015	2014	2013	2012	2011
Per Share Operating Performance:
Net asset value at beginning of year	$19.42	$19.67	$16.65	$16.03	$17.09
Net investment income(a)	0.33	0.35	0.32	0.29	0.34
Net realized and unrealized gain (loss) on investments	0.75	(0.21)	3.04	0.62	(0.89)
Total from investment operations	1.08	0.14	3.36	0.91	(0.55)
Distributions to shareholders from:
Net investment income	(0.31)	(0.39)	(0.34)	(0.29)	(0.51)
Net asset value at end of year	$20.19	$19.42	$19.67	$16.65	$16.03
Market price at end of year(b)	$20.14	$19.59	$19.68	$16.81	$15.65
Net Asset Value Total Return(c)	5.60%	0.66%	20.44%	5.87%	(3.40)%
Market Price Total Return(c)	4.42%	1.48%	19.34%	9.50%	(5.35)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$19,180	$16,505	$21,641	$18,312	$20,033
Ratio to average net assets of:
Expenses, after Waivers	0.49%	0.47%	0.57%	0.75%	0.75%
Expenses, prior to Waivers	0.49%	0.47%	0.59%	0.75%	0.75%
Net investment income, after Waivers	1.66%	1.73%	1.79%	1.82%	1.89%
Portfolio turnover rate(d)	78%	57%	28%	115%	83%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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Notes to Financial Statements

PowerShares Exchange-Traded Fund Trust II

October 31, 2015

Note 1. Organization

PowerShares Exchange-Traded Fund Trust II (the “Trust”) was organized as a Massachusetts business trust on October 10, 2006 and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of October 31, 2015, the Trust offered sixty-six portfolios. This report includes the following portfolios:

Full Name	Short Name
PowerShares Developed EuroPacific Currency Hedged Low Volatility Portfolio (FXEP)*	“Developed EuroPacific Currency Hedged Low Volatility Portfolio”
PowerShares DWA Developed Markets Momentum Portfolio (PIZ)	“DWA Developed Markets Momentum Portfolio”
PowerShares DWA Emerging Markets Momentum Portfolio (PIE)	“DWA Emerging Markets Momentum Portfolio”
PowerShares Emerging Markets Infrastructure Portfolio (PXR)	“Emerging Markets Infrastructure Portfolio”
PowerShares Europe Currency Hedged Low Volatility Portfolio (FXEU)**	“Europe Currency Hedged Low Volatility Portfolio”
PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio (PAF)	“FTSE RAFI Asia Pacific ex-Japan Portfolio”
PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio (PXF)	“FTSE RAFI Developed Markets ex-U.S. Portfolio”
PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio (PDN)	“FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio”
PowerShares FTSE RAFI Emerging Markets Portfolio (PXH)	“FTSE RAFI Emerging Markets Portfolio”
PowerShares Global Agriculture Portfolio (PAGG)	“Global Agriculture Portfolio”
PowerShares Global Clean Energy Portfolio (PBD)	“Global Clean Energy Portfolio”
PowerShares Global Gold and Precious Metals Portfolio (PSAU)	“Global Gold and Precious Metals Portfolio”
PowerShares Global Water Portfolio (PIO)	“Global Water Portfolio”
PowerShares International BuyBack AchieversTM Portfolio (IPKW)	“International BuyBack AchieversTM Portfolio”
PowerShares Japan Currency Hedged Low Volatility Portfolio (FXJP)*	“Japan Currency Hedged Low Volatility Portfolio”
PowerShares S&P International Developed High Quality Portfolio (IDHQ)	“S&P International Developed High Quality Portfolio”

*	Commenced operations on October 6, 2015.

**	Commenced operations on May 4, 2015.

Each portfolio (each, a “Fund”, and collectively, the “Funds”) represents a separate series of the Trust. The shares of the Funds are referred to herein as “Shares” or “Fund’s Shares.” Each Fund’s Shares are listed and traded on the following exchanges:

Fund	Exchange
Developed EuroPacific Currency Hedged Low Volatility Portfolio	NYSE Arca, Inc.
DWA Developed Markets Momentum Portfolio	NYSE Arca, Inc.
DWA Emerging Markets Momentum Portfolio	NYSE Arca, Inc.
Emerging Markets Infrastructure Portfolio	NYSE Arca, Inc.
Europe Currency Hedged Low Volatility Portfolio	NYSE Arca, Inc.
FTSE RAFI Asia Pacific ex-Japan Portfolio	NYSE Arca, Inc.
FTSE RAFI Developed Markets ex-U.S. Portfolio	NYSE Arca, Inc.
FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio	NYSE Arca, Inc.
FTSE RAFI Emerging Markets Portfolio	NYSE Arca, Inc.
Global Agriculture Portfolio	The NASDAQ Stock Market LLC
Global Clean Energy Portfolio	NYSE Arca, Inc.
Global Gold and Precious Metals Portfolio	The NASDAQ Stock Market LLC
Global Water Portfolio	NYSE Arca, Inc.
International BuyBack AchieversTM Portfolio	The NASDAQ Stock Market LLC
Japan Currency Hedged Low Volatility Portfolio	NYSE Arca, Inc.
S&P International Developed High Quality Portfolio	NYSE Arca, Inc.

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The market price of each Share may differ to some degree from the Fund’s net asset value (“NAV”). Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a “Creation Unit.” Creation Units are issued and redeemed principally in exchange for the deposit or delivery of a basket of securities (“Deposit Securities”). Except when aggregated in Creation Units by Authorized Participants, the Shares are not individually redeemable securities of the Funds.

The investment objective of each Fund is to seek investment results that generally correspond (before fees and expenses) to the price and yield of its respective index listed below (each, an “Underlying Index”):

Fund	Underlying Index
Developed EuroPacific Currency Hedged Low Volatility Portfolio	S&P EPAC Ex-Korea Low Volatility USD Hedged Index
DWA Developed Markets Momentum Portfolio	Dorsey Wright® Developed Markets Technical Leaders Index
DWA Emerging Markets Momentum Portfolio	Dorsey Wright® Emerging Markets Technical Leaders Index
Emerging Markets Infrastructure Portfolio	S-Network Emerging Infrastructure Builders IndexSM
Europe Currency Hedged Low Volatility Portfolio	S&P Eurozone Low Volatility USD Hedged Index
FTSE RAFI Asia Pacific ex-Japan Portfolio	FTSE RAFI Developed Asia Pacific ex Japan Index
FTSE RAFI Developed Markets ex-U.S. Portfolio	FTSE RAFI Developed ex U.S. 1000 Index
FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio	FTSE RAFI Developed ex U.S. Mid-Small 1500 Index
FTSE RAFI Emerging Markets Portfolio	FTSE RAFI Emerging Markets Index
Global Agriculture Portfolio	NASDAQ OMX Global Agriculture IndexSM
Global Clean Energy Portfolio	WilderHill New Energy Global Innovation Index
Global Gold and Precious Metals Portfolio	NASDAQ OMX Global Gold and Precious Metals IndexSM
Global Water Portfolio	NASDAQ OMX Global Water IndexSM
International BuyBack AchieversTM Portfolio	NASDAQ International BuyBack AchieversTM Index
Japan Currency Hedged Low Volatility Portfolio	S&P Japan 500 Low Volatility USD Hedged Index
S&P International Developed High Quality Portfolio	S&P International Developed High Quality Rankings Index

Note 2. Significant Accounting Policies

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates. In addition, the Funds monitor for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print. The following is a summary of the significant accounting policies followed by the Funds in preparation of the financial statements.

A. Security Valuation

Securities, including restricted securities, are valued according to the following policies:

Securities, including restricted securities in a fund that are held as investments (the “Underlying Fund”) of a Fund, are valued in accordance with the Underlying Fund’s valuation policy. The policies of Underlying Funds affiliated with the Funds as a result of having the same investment adviser are set forth below.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining NAV per Share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

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Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Securities with a demand feature exercisable within one to seven days are valued at par. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts’) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that Invesco PowerShares Capital Management LLC (the “Adviser”) determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith following procedures approved by the Board of Trustees. Issuer-specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Each Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors, including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B. Other Risks

Index Risk. Unlike many investment companies, the Funds do not utilize investing strategies that seek returns in excess of their Underlying Indexes. Therefore, a Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its respective Underlying Index, even if that security generally is underperforming.

Equity Risk. Equity risk is the risk that the value of the securities that each Fund holds will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities that a Fund holds participate or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of securities a Fund holds; the price of securities may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the securities a Fund holds. In addition, securities of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition.

Industry Concentration Risk. In following its methodology, each Fund’s Underlying Index from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or a sector. To the extent that an Underlying Index concentrates in the securities of issuers in a particular industry or sector, each Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, a Fund may face more risks than if it were diversified broadly over

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numerous industries or sectors. In addition, at times, an industry or sector may be out of favor and underperform other industries or the market as a whole. Any factors detrimental to the performance of such industry or sector will disproportionately impact a Fund’s NAV.

Non-Diversified Fund Risk. Developed EuroPacific Currency Hedged Low Volatility Portfolio, Europe Currency Hedged Low Volatility Portfolio, Global Agriculture Portfolio, Global Gold and Precious Metals Portfolio, Global Water Portfolio, International BuyBack AchieversTM Portfolio and Japan Currency Hedged Low Volatility Portfolio are non-diversified and can invest a greater portion of their assets in securities of individual issuers than diversified funds. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase a Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on a Fund’s performance.

Non-Correlation Risk. Each Fund’s return may not match the return of its Underlying Index for a number of reasons. For example, each Fund incurs operating expenses not applicable to its Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its Underlying Index. In addition, the performance of each Fund and its Underlying Index may vary due to asset valuation differences and differences between each Fund’s portfolio and its Underlying Index resulting from legal restrictions, cost or liquidity constraints.

Sampling Risk. FTSE RAFI Emerging Markets Portfolio’s use of a representative sampling approach will result in the Fund holding a smaller number of securities than are in its Underlying Index. As a result, an adverse development to an issuer of securities held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the securities in its Underlying Index. To the extent the assets in the Fund are smaller, these risks will be greater.

Foreign Investment Risk. Investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. Foreign securities may have relatively low market liquidity, greater market volatility, decreased publicly available information and less reliable financial information about issuers, and inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Foreign securities also are subject to the risks of expropriation, nationalization, political instability or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. As the Funds may invest in securities denominated in foreign currencies, fluctuations in the value of the U.S. dollar relative to the values of other currencies may adversely affect investments in foreign securities and may negatively impact the Funds’ returns. Such risks may be exacerbated in emerging markets, where securities laws are relatively new and unsettled.

Currency Hedging Risk. While currency hedging can reduce or eliminate losses, it can also reduce or eliminate gains. There can be no assurance that the hedging strategy of Developed EuroPacific Currency Hedged Low Volatility Portfolio, Europe Currency Hedged Low Volatility Portfolio or Japan Currency Hedged Low Volatility Portfolio will effectively reduce the currency risk included in either Fund’s portfolio. Hedges are sometimes subject to imperfect matching between the derivative and its reference asset. Some foreign currency forward contracts are less liquid, which could result in a Fund being unable to structure its hedging transactions as intended. Increased volatility in exchange rates will generally reduce the effectiveness of those Funds’ currency hedging strategy. The effectiveness of the Funds’ currency hedging strategy will also in general be affected by interest rates. Significant differences between U.S. dollar interest rates and foreign currency interest rates may impact the effectiveness of a Fund’s currency hedging strategy.

C. Federal Income Taxes

Each Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute substantially all of the Fund’s taxable earnings to its shareholders. As such, the Funds will not be subject to federal income taxes on otherwise taxable income (including net realized gains) that is distributed to the shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

Each Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed each Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments for in-kind transactions, losses deferred due to wash sales, and passive foreign investment company adjustments, if any.

The Funds file U.S. federal tax returns and tax returns in certain other jurisdictions. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

D. Investment Transactions and Investment Income

Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale or disposition of securities are computed on the specific identified cost basis. Interest income is recorded on the accrual basis. Dividend income (net of withholding tax,

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if any) is recorded on the ex-dividend date. Realized gains, dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

Corporate actions (including cash dividends) are recorded net of non-reclaimable foreign tax withholdings on the ex-date.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statements of Operations and the Statements of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of each Fund’s net asset value and, accordingly, they reduce each Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statements of Operations and the Statements of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between each Fund and the Adviser.

E. Country Determination

For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the Adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

F. Expenses

Each Fund has agreed to pay an annual unitary management fee to the Adviser. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for advisory fees, distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses (including acquired fund fees and expenses, if any).

Expenses of the Trust that are excluded from a Fund’s unitary management fee and are directly identifiable to a specific Fund are applied to that Fund. Expenses of the Trust that are excluded from each Fund’s unitary management fee and that are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of each Fund.

To the extent a Fund invests in other investment companies, the expenses shown in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the investment companies in which it invests. The effects of such investment companies’ expenses are included in the realized and unrealized gain or loss on the investments in the investment companies.

G. Dividends and Distributions to Shareholders

Each Fund (except for Global Agriculture Portfolio and Global Gold and Precious Metals Portfolio) declares and pays dividends from net investment income, if any, to its shareholders quarterly and records such dividends on ex-dividend date. Global Agriculture Portfolio and Global Gold and Precious Metals Portfolio each declares and pays dividends from net investment income, if any, to its shareholders annually and records such dividends on ex-dividend date. Generally, each Fund distributes net realized taxable capital gains, if any, annually in cash and records them on ex-dividend date. Such distributions on a tax basis are determined in conformity with federal income tax regulations, which may differ from GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in such Fund’s financial statements as a tax return of capital at fiscal year-end.

H. Foreign Currency Translations

Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Funds do not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statements of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on each Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period-end, resulting from changes in exchange rates.

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The Funds may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which each Fund invests.

I. Forward Foreign Currency Contracts

Developed EuroPacific Currency Hedged Low Volatility Portfolio, Europe Currency Hedged Low Volatility Portfolio and Japan Currency Hedged Low Volatility Portfolio engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis at the rate prevailing in the currency exchange market at the time or through forward foreign currency contracts to manage or minimize currency or exchange rate risk.

The Funds also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund also enters into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Funds set aside liquid assets in an amount equal to daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statements of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statements of Assets and Liabilities.

J. Securities Lending

During the fiscal year ended October 31, 2015, Emerging Markets Infrastructure Portfolio, FTSE RAFI Developed Markets ex-U.S. Portfolio, FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio, Global Agriculture Portfolio, Global Clean Energy Portfolio, Global Gold and Precious Metals Portfolio and Global Water Portfolio participated in securities lending. Each Fund loaned portfolio securities having a market value up to one-third of each Fund’s total assets. Such loans are secured by cash collateral equal to no less than 102% (105% for international securities) of the market value of the loaned securities determined daily by the securities lending provider. Cash collateral received in connection with these loans is invested in an affiliated money market fund and is shown as such on the Schedules of Investments. Each Fund bears the risk of loss with respect to the investment of collateral. It is the policy of these Funds to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, each Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to each Fund if, and to the extent that, the market value of the securities loaned were to increase, and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or each Fund. Upon termination, the borrower will return to each Fund the securities loaned and each Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. Each Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to each Fund. Some of these losses may be indemnified by the lending agent. Each Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Securities lending income on the Statements of Operations. The aggregate value of securities out on loan, if any, is shown on the Statements of Assets and Liabilities.

Note 3. Investment Advisory Agreement and Other Agreements

The Trust has entered into an Investment Advisory Agreement with the Adviser on behalf of each Fund, pursuant to which the Adviser has overall responsibility for the selection and ongoing monitoring of the Funds’ investments, managing the Funds’ business affairs and providing certain clerical, bookkeeping and other administrative services.

As compensation for its services, each Fund has agreed to pay the Adviser an annual unitary management fee. Out of the unitary management fee, the Adviser has agreed to pay substantially all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for advisory fees, distribution fees, if any, brokerage expenses, taxes,

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interest, litigation expenses and other extraordinary expenses (including acquired fund fees and expenses, if any). The unitary management fee is paid by each Fund to the Adviser at the following annual rates:

% of Average Daily Net Assets
Developed EuroPacific Currency Hedged Low Volatility Portfolio	0.25%
DWA Developed Markets Momentum Portfolio	0.80%
DWA Emerging Markets Momentum Portfolio	0.90%
Emerging Markets Infrastructure Portfolio	0.75%
Europe Currency Hedged Low Volatility Portfolio	0.25%
FTSE RAFI Asia Pacific ex-Japan Portfolio	0.49%
FTSE RAFI Developed Markets ex-U.S. Portfolio	0.45%
FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio	0.49%
FTSE RAFI Emerging Markets Portfolio	0.49%
Global Agriculture Portfolio	0.75%
Global Clean Energy Portfolio	0.75%
Global Gold and Precious Metals Portfolio	0.75%
Global Water Portfolio	0.75%
International BuyBack AchieversTM Portfolio	0.55%
Japan Currency Hedged Low Volatility Portfolio	0.25%
S&P International Developed High Quality Portfolio	0.45%

Further, through August 31, 2017, the Adviser has contractually agreed to waive a portion of each Fund’s management fee in an amount equal to 100% of the net advisory fees an affiliate of the Adviser receives that are attributable to certain of the Fund’s investments in money market funds managed by that affiliate (excluding investments of cash collateral from securities lending). The Adviser cannot discontinue this waiver prior to its expiration.

For the fiscal year ended October 31, 2015, the Adviser waived fees for each Fund in the following amounts:

Developed EuroPacific Currency Hedged Low Volatility Portfolio	$—
DWA Developed Markets Momentum Portfolio	597
DWA Emerging Markets Momentum Portfolio	1,036
Emerging Markets Infrastructure Portfolio	76
Europe Currency Hedged Low Volatility Portfolio	88
FTSE RAFI Asia Pacific ex-Japan Portfolio	121
FTSE RAFI Developed Markets ex-U.S. Portfolio	640
FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio	78
FTSE RAFI Emerging Markets Portfolio	16,195
Global Agriculture Portfolio	44
Global Clean Energy Portfolio	—
Global Gold and Precious Metals Portfolio	12
Global Water Portfolio	202
International BuyBack AchieversTM Portfolio	47
Japan Currency Hedged Low Volatility Portfolio	—
S&P International Developed High Quality Portfolio	13

The Trust has entered into a Distribution Agreement with Invesco Distributors, Inc. (the “Distributor”), which serves as the distributor of Creation Units for each Fund. The Distributor does not maintain a secondary market in the Shares. The Funds are not charged any fees pursuant to the Distribution Agreement. The Distributor is an affiliate of the Adviser.

The Adviser has entered into a licensing agreement for each Fund with the following entities (each, a “Licensor”):

Fund	Licensor
Developed EuroPacific Currency Hedged Low Volatility Portfolio	S&P Dow Jones Indices LLC
DWA Developed Markets Momentum Portfolio	Dorsey Wright & Associates, LLC
DWA Emerging Markets Momentum Portfolio	Dorsey Wright & Associates, LLC
Emerging Markets Infrastructure Portfolio	S-Network Global Indexes, LLC

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Fund	Licensor
Europe Currency Hedged Low Volatility Portfolio	S&P Dow Jones Indices LLC
FTSE RAFI Asia Pacific ex-Japan Portfolio	FTSE International Ltd.
FTSE RAFI Developed Markets ex-U.S. Portfolio	FTSE International Ltd.
FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio	FTSE International Ltd.
FTSE RAFI Emerging Markets Portfolio	FTSE International Ltd.
Global Agriculture Portfolio	The NASDAQ OMX Group, Inc.
Global Clean Energy Portfolio	WilderHill New Energy Finance, LLC
Global Gold and Precious Metals Portfolio	The NASDAQ OMX Group, Inc.
Global Water Portfolio	The NASDAQ OMX Group, Inc.
International BuyBack AchieversTM Portfolio	The NASDAQ OMX Group, Inc.
Japan Currency Hedged Low Volatility Portfolio	S&P Dow Jones Indices LLC
S&P International Developed High Quality Portfolio	S&P Dow Jones Indices LLC

Each Underlying Index name trademark is owned by its respective Licensor. These trademarks have been licensed to the Adviser for use by the Funds. Each Fund is entitled to use its Underlying Index pursuant to the Trust’s sub-licensing agreement with the Adviser. The Funds are not sponsored, endorsed, sold or promoted by the Licensors, and the Licensors make no representation regarding the advisability of investing in any of the Funds.

The Trust has entered into service agreements whereby The Bank of New York Mellon, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accountant and transfer agent for each Fund.

Note 4. Investments in Affiliates

The Adviser also serves as the adviser for PowerShares India Portfolio, and therefore PowerShares India Portfolio is considered to be affiliated with the Funds. The table below shows FTSE RAFI Emerging Markets Portfolio’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2015.

FTSE RAFI Emerging Markets Portfolio

	Value October 31, 2014	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value October 31, 2015	Dividend Income
PowerShares India Portfolio	$—	$3,941,665	$(846,841)	$(372,934)	$(47,370)	$2,674,520	$17,315

Note 5. Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.

Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect a Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

Except for the Funds listed below, as of October 31, 2015, all of the securities in each Fund were valued based on Level 1 inputs (see the Schedules of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

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During the fiscal year ended October 31, 2015, there were transfers in Emerging Markets Infrastructure Portfolio from Level 1 to Level 3 of $1,124,740, due to security low volume trading, and from Level 3 to Level 1 of $130,026, due to the security resuming active trading.

	Investments in Securities
	Level 1	Level 2	Level 3	Total
Developed EuroPacific Currency Hedged Low Volatility Portfolio
Equity Securities	$2,654,691	$—	$—	$2,654,691
Forward Foreign Currency Contracts(a)	—	(1,575)	—	(1,575)

Total Investments	2,654,691	(1,575)	—	2,653,116

Emerging Markets Infrastructure Portfolio
Equity Securities	27,728,066	—	1,124,740	28,852,806

Europe Currency Hedged Low Volatility Portfolio
Equity Securities	172,777,572	—	—	172,777,572
Forward Foreign Currency Contracts(a)	—	1,704,491	—	1,704,491

Total Investments	172,777,572	1,704,491	—	174,482,063

FTSE RAFI Asia Pacific ex-Japan Portfolio
Equity Securities	22,570,866	—	0	22,570,866

FTSE RAFI Developed Markets ex-U.S. Portfolio
Equity Securities	797,820,540	10,314	0	797,830,854

FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio
Equity Securities	147,354,554	51,655	38,379	147,444,588

FTSE RAFI Emerging Markets Portfolio
Equity Securities	292,991,819	—	351,545	293,343,364

Japan Currency Hedged Low Volatility Portfolio
Equity Securities	2,676,579	—	—	2,676,579
Forward Foreign Currency Contracts(a)	—	10,352	—	10,352

Total Investments	$2,676,579	$10,352	$—	$2,686,931

(a)	Unrealized appreciation (depreciation).

A reconciliation of Level 3 investments is presented when a Fund had a significant amount of Level 3 investments at the beginning and/or end of the reporting period in relation to net assets.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for Emerging Markets Infrastructure Portfolio during the fiscal year ended October 31, 2015:

	Beginning Balance, as of October 31, 2014	Purchases	Sales	Net Realized Gain	Net Change in Unrealized Appreciation (Depreciation)	Transfers into Level 3	Transfers out of Level 3	Ending Balance, as of October 31, 2015
Equity Securities	$721,572	$—	$—	$—	$(591,546)	$1,124,740	$(130,026)	$1,124,740

Shares of common stocks determined to be Level 3 at the end of the reporting period halted trading during the period and the fair value measurement was determined using a recent transaction price. A change in information which affects the security’s trading activity or liquidity could result in a significant increase or decrease in fair value.

Note 6. Derivative Investments

Developed EuroPacific Currency Hedged Low Volatility Portfolio, Europe Currency Hedged Low Volatility Portfolio and Japan Currency Hedged Low Volatility Portfolio have implemented required disclosures about derivative investments and hedging activities in accordance with GAAP. These disclosures are intended to improve financial reporting about the effects of derivative investments and hedging activities by enabling investors to better understand an entity’s financial position and financial performance. The enhanced disclosure has no impact on the results of operations reported in the financial statements.

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Value of Derivative Investments at Fiscal Year-End

The table below summarizes the value of each Fund’s derivative investments, detailed by primary risk exposure, held as of October 31, 2015:

	Value
	Developed EuroPacific Currency Hedged Low Volatility Portfolio		Europe Currency Hedged Low Volatility Portfolio		Japan Currency Hedged Low Volatility Portfolio
Risk Exposure/Derivative Type	Assets	Liabilities	Assets	Liabilities	Assets	Liabilities
Currency risk:
Forward foreign currency contracts(a)	$15,337	$(16,912)	$1,726,423	$(21,932)	$10,616	$(264)

(a)	Values are disclosed on the Statements of Assets and Liabilities under the caption Unrealized appreciation on forward foreign currency contracts outstanding and Unrealized depreciation on forward foreign currency contracts outstanding.

Effect of Derivative Investments for the Fiscal Period Ended October 31, 2015

The table below summarizes each Fund’s gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Statements of Operations
	Developed EuroPacific Currency Hedged Low Volatility Portfolio	Europe Currency Hedged Low Volatility Portfolio	Japan Currency Hedged Low Volatility Portfolio
	Forward Foreign Currency Contracts	Forward Foreign Currency Contracts	Forward Foreign Currency Contracts
Realized Gain (Loss):
Currency risk	$—	$(2,136,039)	$—
Change in Net Unrealized Appreciation (Depreciation):
Currency risk	(1,575)	1,704,491	10,352

Total	$(1,575)	$(431,548)	$10,352

The table below summarizes the average one-month notional value for Developed EuroPacific Currency Hedged Low Volatility Portfolio, the six-month average notional value for Europe Currency Hedged Low Volatility Portfolio and the one-month average notional value for Japan Currency Hedged Low Volatility Portfolio of forward foreign currency contracts outstanding during the period.

	Average Notional Value
	Developed EuroPacific Currency Hedged Low Volatility Portfolio	Europe Currency Hedged Low Volatility Portfolio	Japan Currency Hedged Low Volatility Portfolio
Forward foreign currency contracts	$7,527,446	$240,154,065	$7,474,016

Developed EuroPacific Currency Hedged Low Volatility Portfolio

Open Forward Foreign Currency Contracts
		Contract to					Unrealized Appreciation (Depreciation)
Settlement Date	Counterparty	Deliver		Receive		Notional Value
11/3/2015	CIBC World Markets Corp.	AUD	493,000	USD	351,312	$351,677	$(365)
11/3/2015	CIBC World Markets Corp.	CHF	106,000	USD	109,539	107,542	1,997
11/3/2015	CIBC World Markets Corp.	DKK	149,000	USD	22,502	22,072	430
11/3/2015	CIBC World Markets Corp.	EUR	402,000	USD	452,933	444,086	8,847
11/3/2015	CIBC World Markets Corp.	GBP	283,000	USD	430,420	437,057	(6,637)
11/3/2015	CIBC World Markets Corp.	HKD	1,539,000	USD	198,579	198,580	(1)
11/3/2015	CIBC World Markets Corp.	ILS	274,000	USD	70,824	70,943	(119)
11/3/2015	CIBC World Markets Corp.	NOK	92,000	USD	11,088	10,872	216
11/3/2015	CIBC World Markets Corp.	NZD	119,000	USD	77,474	80,498	(3,024)

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Open Forward Foreign Currency Contracts
		Contract to					Unrealized Appreciation (Depreciation)
Settlement Date	Counterparty	Deliver		Receive		Notional Value
11/3/2015	CIBC World Markets Corp.	SEK	717,000	USD	86,993	$84,448	$2,545
11/3/2015	CIBC World Markets Corp.	SGD	543,000	USD	381,133	387,679	(6,546)
11/3/2015	CIBC World Markets Corp.	USD	351,731	AUD	493,000	351,677	(54)
11/3/2015	CIBC World Markets Corp.	USD	107,532	CHF	106,000	107,542	10
11/3/2015	CIBC World Markets Corp.	USD	22,070	DKK	149,000	22,072	2
11/3/2015	CIBC World Markets Corp.	USD	444,069	EUR	402,000	444,086	17
11/3/2015	CIBC World Markets Corp.	USD	437,065	GBP	283,000	437,057	(8)
11/3/2015	CIBC World Markets Corp.	USD	198,578	HKD	1,539,000	198,580	2
11/3/2015	CIBC World Markets Corp.	USD	70,941	ILS	274,000	70,942	1
11/3/2015	CIBC World Markets Corp.	USD	10,872	NOK	92,000	10,871	(1)
11/3/2015	CIBC World Markets Corp.	USD	80,515	NZD	119,000	80,497	(18)
11/3/2015	CIBC World Markets Corp.	USD	84,443	SEK	717,000	84,449	6
11/3/2015	CIBC World Markets Corp.	USD	387,719	SGD	543,000	387,679	(40)
11/4/2015	CIBC World Markets Corp.	JPY	32,535,000	USD	270,798	269,618	1,180
11/4/2015	CIBC World Markets Corp.	USD	269,608	JPY	32,535,000	269,617	9
12/2/2015	CIBC World Markets Corp.	AUD	518,000	USD	369,013	368,959	54
12/2/2015	CIBC World Markets Corp.	CHF	116,000	USD	117,780	117,795	(15)
12/2/2015	CIBC World Markets Corp.	DKK	157,000	USD	23,270	23,273	(3)
12/2/2015	CIBC World Markets Corp.	EUR	428,000	USD	472,957	472,994	(37)
12/2/2015	CIBC World Markets Corp.	GBP	299,000	USD	461,692	461,694	(2)
12/2/2015	CIBC World Markets Corp.	HKD	1,637,000	USD	211,241	211,245	(4)
12/2/2015	CIBC World Markets Corp.	ILS	275,000	USD	71,208	71,214	(6)
12/2/2015	CIBC World Markets Corp.	JPY	34,107,000	USD	282,705	282,728	(23)
12/2/2015	CIBC World Markets Corp.	NOK	109,000	USD	12,875	12,874	1
12/2/2015	CIBC World Markets Corp.	NZD	126,000	USD	85,065	85,048	17
12/2/2015	CIBC World Markets Corp.	SEK	746,000	USD	87,912	87,921	(9)
12/2/2015	CIBC World Markets Corp.	SGD	563,000	USD	401,563	401,560	3

Total Forward Foreign Currency Contracts — Currency Risk							$(1,575)

Currency Abbreviations:

AUD—Australian Dollar

CHF—Swiss Franc

DKK—Danish Krone

EUR—Euro

GBP—Pound Sterling

HKD—Hong Kong Dollar

ILS—Israeli Shekel

JPY—Japanese Yen

NOK—Norwegian Krone

NZD—New Zealand Dollar

SEK—Swedish Krona

SGD—Singapore Dollar

USD—U.S. Dollar

Europe Currency Hedged Low Volatility Portfolio

Open Forward Foreign Currency Contracts
		Contract to					Unrealized Appreciation (Depreciation)
Settlement Date	Counterparty	Deliver		Receive		Notional Value
11/3/2015	Goldman, Sachs & Co.	EUR	70,437,500	USD	78,673,405	$77,811,752	$861,653
11/3/2015	Goldman, Sachs & Co.	USD	77,804,910	EUR	70,437,500	77,811,751	6,841
11/3/2015	RBC Capital Markets LLC	USD	77,804,910	EUR	70,437,500	77,811,751	6,841
11/3/2015	RBC Capital Markets LLC	EUR	70,437,500	USD	78,662,840	77,811,752	851,088
12/2/2015	Goldman, Sachs & Co.	EUR	78,350,000	USD	86,575,575	86,586,580	(11,005)
12/2/2015	RBC Capital Markets LLC	EUR	78,350,000	USD	86,575,653	86,586,580	(10,927)

Total Forward Foreign Currency Contracts — Currency Risk							$1,704,491

Currency Abbreviations:

EUR—Euro

USD—U.S. Dollar

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Japan Currency Hedged Low Volatility Portfolio

Open Forward Foreign Currency Contracts
		Contract to					Unrealized Appreciation (Depreciation)
Settlement Date	Counterparty	Deliver		Receive		Notional Value
11/4/2015	CIBC World Markets Corp.	JPY	290,400,000	USD	2,417,079	$2,406,548	$10,531
11/4/2015	CIBC World Markets Corp.	USD	2,406,464	JPY	290,400,000	2,406,549	85
12/2/2015	CIBC World Markets Corp.	JPY	321,000,000	USD	2,660,655	2,660,919	(264)

Total Forward Foreign Currency Contracts — Currency Risk							$10,352

Currency Abbreviations:

JPY—Japanese Yen

USD—U.S. Dollar

Offsetting Assets and Liabilities

Accounting Standards Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities, which was subsequently clarified in Financial Accounting Standards Board ASU 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities,” is intended to enhance disclosures about financial instruments and derivative investments that are subject to offsetting arrangements on the Statements of Assets and Liabilities and to enable investors to better understand the effect of those arrangements on each Fund’s financial position. In order for an arrangement to be eligible for netting, the Funds must have a basis to conclude that such netting arrangements are legally enforceable. The Funds enter into netting agreements and collateral agreements in an attempt to reduce the Funds’ counterparty credit risk by providing for a single net settlement with a counterparty of all financial transactions covered by the agreement in an event of default as defined under such agreement.

The following tables present derivative investments that are either subject to an enforceable netting agreement or offset by collateral arrangements as of October 31, 2015.

Developed EuroPacific Currency Hedged Low Volatility Portfolio

Assets:		Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Assets		Collateral Received
Counterparty		Financial Instruments	Non-Cash	Cash	Net Amount
CIBC World Markets Corp.	$15,337	$(15,337)	$—	$—	$—

Liabilities:		Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Liabilities		Collateral Received
Counterparty		Financial Instruments	Non-Cash	Cash	Net Amount
CIBC World Markets Corp.	$16,912	$(15,337)	$—	$—	$1,575

Europe Currency Hedged Low Volatility Portfolio

Assets:		Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Assets		Collateral Received
Counterparty		Financial Instruments	Non-Cash	Cash	Net Amount
Goldman, Sachs & Co.	$868,494	$(11,005)	$—	$—	$857,489
RBC Capital Markets LLC	857,929	(10,927)	—	—	847,002

Total Assets	$1,726,423	$(21,932)	$—	$—	$1,704,491

Liabilities:		Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Liabilities		Collateral Received
Counterparty		Financial Instruments	Non-Cash	Cash	Net Amount
Goldman, Sachs & Co.	$11,005	$(11,005)	$—	$—	$—
RBC Capital Markets LLC	10,927	(10,927)	—	—	—

Total Liabilities	$21,932	$(21,932)	$—	$—	$—

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Japan Currency Hedged Low Volatility Portfolio

Assets:		Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Assets		Collateral Received
Counterparty		Financial Instruments	Non-Cash	Cash	Net Amount
CIBC World Markets Corp.	$10,616	$(264)	$—	$—	$10,352

Liabilities:		Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Liabilities		Collateral Received
Counterparty		Financial Instruments	Non-Cash	Cash	Net Amount
CIBC World Markets Corp.	$264	$(264)	$—	$—	$—

Note 7. Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2015 and 2014:

	2015	2014
	Ordinary Income	Ordinary Income
Developed EuroPacific Currency Hedged Low Volatility Portfolio	$—	$—
DWA Developed Markets Momentum Portfolio	4,075,936	19,746,499
DWA Emerging Markets Momentum Portfolio	1,862,258	2,061,393
Emerging Markets Infrastructure Portfolio	562,003	866,127
Europe Currency Hedged Low Volatility Portfolio	19,178	—
FTSE RAFI Asia Pacific ex-Japan Portfolio	1,354,446	1,506,901
FTSE RAFI Developed Markets ex-U.S. Portfolio	22,728,390	27,361,461
FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio	1,894,365	2,395,852
FTSE RAFI Emerging Markets Portfolio	9,357,675	11,183,593
Global Agriculture Portfolio	1,114,870	1,765,946
Global Clean Energy Portfolio	700,178	739,610
Global Gold and Precious Metals Portfolio	138,487	57,809
Global Water Portfolio	3,532,866	3,894,272
International BuyBack AchieversTM Portfolio	349,993	143,571
Japan Currency Hedged Low Volatility Portfolio	—	—
S&P International Developed High Quality Portfolio	270,592	410,462

Tax Components of Net Assets at Fiscal Year-End:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation (Depreciation)— Investment Securities	Net Unrealized Appreciation (Depreciation)— Other Investments	Capital Loss Carryforwards	Shares of Beneficial Interest	Total Net Assets
Developed EuroPacific Currency Hedged Low Volatility Portfolio	$12,999	$3,043	$79,806	$(6,647)	$—	$2,566,867	$2,656,068
DWA Developed Markets Momentum Portfolio	838,335	—	13,277,457	(93,196)	(114,639,257)	364,613,039	263,996,378
DWA Emerging Markets Momentum Portfolio	1,055,497	—	4,056,358	(28,439)	(130,595,321)	321,779,972	196,268,067
Emerging Markets Infrastructure Portfolio	76,605	—	(7,766,667)	10	(32,576,139)	68,137,853	27,871,662
Europe Currency Hedged Low Volatility Portfolio	1,779,219	—	2,701,145	(8,728)	(1,404,406)	169,744,737	172,811,967
FTSE RAFI Asia Pacific ex-Japan Portfolio	182,579	—	(4,567,865)	(17)	(8,145,670)	35,109,235	22,578,262

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	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation (Depreciation)— Investment Securities	Net Unrealized Appreciation (Depreciation)— Other Investments	Capital Loss Carryforwards	Shares of Beneficial Interest	Total Net Assets
FTSE RAFI Developed Markets ex-U.S. Portfolio	$4,352,376	$—	$(76,081,801)	$(112,749)	$(27,045,849)	$886,424,021	$787,535,998
FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio	1,136,206	—	3,214,028	(10,346)	(8,941,271)	148,222,044	143,620,661
FTSE RAFI Emerging Markets Portfolio	2,003,931	—	(115,432,392)	(40,752)	(72,597,107)	479,463,965	293,397,645
Global Agriculture Portfolio	104,045	—	(10,331,245)	(20,259)	(8,268,673)	46,120,158	27,604,026
Global Clean Energy Portfolio	301,197	—	494,648	(13,918)	(216,708,925)	282,689,071	66,762,073
Global Gold and Precious Metals Portfolio	25,863	—	(19,151,268)	(700)	(12,120,419)	48,717,759	17,471,235
Global Water Portfolio	473,641	—	30,125,008	(25,083)	(153,500,621)	364,758,735	241,831,680
International BuyBack AchieversTM Portfolio	334,307	—	(703,896)	(1,937)	(2,971,427)	61,441,634	58,098,681
Japan Currency Hedged Low Volatility Portfolio	8,993	6,319	129,506	(180)	—	2,542,510	2,687,148
S&P International Developed High Quality Portfolio	78,588	—	640,513	(6,150)	(47,844,625)	66,312,060	19,180,386
Capital loss carryforwards are calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforwards actually available for the Funds to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The following table presents available capital loss carryforwards and expiration dates for each Fund as of October 31, 2015.

					Post-effective/no expiration
	2016	2017	2018	2019	Short-Term	Long-Term	Total*	Expired
Developed EuroPacific Currency Hedged Low Volatility Portfolio	$—	$—	$—	$—	$—	$—	$—	$—
DWA Developed Markets Momentum Portfolio	17,174,329	6,761,697	1,071,796	11,083,378	77,530,378	1,017,679	114,639,257	—
DWA Emerging Markets Momentum Portfolio	14,116,179	5,190,203	602,137	18,886,830	91,799,972	—	130,595,321	—
Emerging Markets Infrastructure Portfolio	—	—	5,545	7,449,409	5,615,702	19,505,483	32,576,139	—
Europe Currency Hedged Low Volatility Portfolio	—	—	—	—	1,139,250	265,156	1,404,406	—
FTSE RAFI Asia Pacific ex-Japan Portfolio	317,335	4,187,699	923,451	—	671,288	2,045,897	8,145,670	—
FTSE RAFI Developed Markets ex-U.S. Portfolio	2,040,934	8,801,477	5,210,563	1,248,239	459,732	9,284,904	27,045,849	54,729
FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio	192,155	2,633,165	695,775	—	325,225	5,094,951	8,941,271	—
FTSE RAFI Emerging Markets Portfolio	5,378,903	11,700,199	450,476	—	5,064,515	50,003,014	72,597,107	—
Global Agriculture Portfolio	—	—	—	365,885	604,726	7,298,062	8,268,673	—
Global Clean Energy Portfolio	34,356,421	65,130,758	22,796,787	31,202,293	10,841,469	52,381,197	216,708,925	155,633
Global Gold and Precious Metals Portfolio	—	—	—	374,482	1,336,766	10,409,171	12,120,419	—
Global Water Portfolio	64,839,461	41,990,185	1,909,380	4,235,497	25,624,203	14,901,895	153,500,621	589,102
International BuyBack AchieversTM Portfolio	—	—	—	—	2,969,504	1,923	2,971,427	—
Japan Currency Hedged Low Volatility Portfolio	—	—	—	—	—	—	—	—
S&P International Developed High Quality Portfolio	23,676,544	19,713,557	980,146	2,056,117	1,418,261	—	47,844,625	47,847

*	Capital loss carryforwards as of the date listed above are reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

127

Note 8. Investment Transactions

For the fiscal year ended October 31, 2015, the cost of securities purchased and proceeds from sales of securities (other than short-term securities, U.S. Treasury obligations, money market funds and in-kind transactions, if any) were as follows:

	Purchases	Sales
Developed EuroPacific Currency Hedged Low Volatility Portfolio	$13,643	$75
DWA Developed Markets Momentum Portfolio	414,490,752	416,400,892
DWA Emerging Markets Momentum Portfolio	528,082,664	589,874,097
Emerging Markets Infrastructure Portfolio	11,110,891	11,889,585
Europe Currency Hedged Low Volatility Portfolio	29,780,274	29,001,161
FTSE RAFI Asia Pacific ex-Japan Portfolio	6,973,943	10,848,761
FTSE RAFI Developed Markets ex-U.S. Portfolio	105,178,928	99,498,200
FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio	31,450,978	28,469,099
FTSE RAFI Emerging Markets Portfolio	131,659,938	127,343,570
Global Agriculture Portfolio	14,444,020	16,625,006
Global Clean Energy Portfolio	34,563,260	34,810,026
Global Gold and Precious Metals Portfolio	4,232,019	4,272,321
Global Water Portfolio	208,435,851	209,462,298
International BuyBack AchieversTM Portfolio	58,467,763	56,023,951
Japan Currency Hedged Low Volatility Portfolio	—	—
S&P International Developed High Quality Portfolio	13,832,089	13,734,654

For the fiscal year ended October 31, 2015, in-kind transactions associated with creations and redemptions were as follows:

	Cost of Securities Received	Value of Securities Delivered
Developed EuroPacific Currency Hedged Low Volatility Portfolio	$2,553,216	$—
DWA Developed Markets Momentum Portfolio	134,985,820	227,572,944
DWA Emerging Markets Momentum Portfolio	45,143,937	127,025,567
Emerging Markets Infrastructure Portfolio	—	2,805,077
Europe Currency Hedged Low Volatility Portfolio	169,532,028	—
FTSE RAFI Asia Pacific ex-Japan Portfolio	—	9,205,047
FTSE RAFI Developed Markets ex-U.S. Portfolio	281,914,088	206,247,468
FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio	39,115,356	6,628,863
FTSE RAFI Emerging Markets Portfolio	84,475,964	78,567,519
Global Agriculture Portfolio	—	20,090,810
Global Clean Energy Portfolio	6,682,103	10,210,854
Global Gold and Precious Metals Portfolio	31,430,895	24,629,216
Global Water Portfolio	5,959,399	33,355,147
International BuyBack AchieversTM Portfolio	61,019,467	23,276,056
Japan Currency Hedged Low Volatility Portfolio	2,542,485	—
S&P International Developed High Quality Portfolio	1,965,980	—

Gains (losses) on in-kind transactions are generally not considered taxable gains (losses) for federal income tax purposes.

At October 31, 2015, the aggregate cost and the net unrealized appreciation (depreciation) of investments for tax purposes were as follows:

	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)	Cost
Developed EuroPacific Currency Hedged Low Volatility Portfolio	$93,475	$(13,669)	$79,806	$2,574,885
DWA Developed Markets Momentum Portfolio	20,041,816	(6,764,359)	13,277,457	250,608,123
DWA Emerging Markets Momentum Portfolio	12,235,395	(8,179,037)	4,056,358	192,108,909

128

	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)	Cost
Emerging Markets Infrastructure Portfolio	$3,551,481	$(11,318,148)	$(7,766,667)	$36,619,473
Europe Currency Hedged Low Volatility Portfolio	5,473,812	(2,772,667)	2,701,145	170,076,427
FTSE RAFI Asia Pacific ex-Japan Portfolio	2,154,009	(6,721,874)	(4,567,865)	27,138,731
FTSE RAFI Developed Markets ex-U.S. Portfolio	57,302,943	(133,384,744)	(76,081,801)	873,912,655
FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio	18,610,152	(15,396,124)	3,214,028	144,230,560
FTSE RAFI Emerging Markets Portfolio	17,980,359	(133,412,751)	(115,432,392)	408,775,756
Global Agriculture Portfolio	2,365,698	(12,696,943)	(10,331,245)	37,991,784
Global Clean Energy Portfolio	11,025,829	(10,531,181)	494,648	72,810,869
Global Gold and Precious Metals Portfolio	39,517	(19,190,785)	(19,151,268)	36,704,400
Global Water Portfolio	37,485,702	(7,360,694)	30,125,008	211,951,242
International BuyBack AchieversTM Portfolio	1,926,200	(2,630,096)	(703,896)	58,801,288
Japan Currency Hedged Low Volatility Portfolio	137,034	(7,528)	129,506	2,547,073
S&P International Developed High Quality Portfolio	2,239,060	(1,598,547)	640,513	18,511,533

Note 9. Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of in-kind transactions, foreign currency transactions, passive foreign investment company and expired capital loss carryforwards on October 31, 2015, amounts were reclassified between undistributed net investment income (loss), undistributed net realized gain (loss) and Shares of beneficial interest. These reclassifications had no effect on the net assets of each Fund. For the fiscal year ended October 31, 2015, the reclassifications were as follows:

	Undistributed Net Investment Income (Loss)	Undistributed Net Realized Gain (Loss)	Shares of Beneficial Interest
Developed EuroPacific Currency Hedged Low Volatility Portfolio	$(156)	$156	$—
DWA Developed Markets Momentum Portfolio	257,859	(15,457,721)	15,199,862
DWA Emerging Markets Momentum Portfolio	144,553	(4,915,515)	4,770,962
Emerging Markets Infrastructure Portfolio	(10,119)	35,639	(25,520)
Europe Currency Hedged Low Volatility Portfolio	685,161	(685,161)	—
FTSE RAFI Asia Pacific ex-Japan Portfolio	86,330	513,795	(600,125)
FTSE RAFI Developed Markets ex-U.S. Portfolio	179,005	(40,370,597)	40,191,592
FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio	111,292	(2,639,038)	2,527,746
FTSE RAFI Emerging Markets Portfolio	(429,939)	(1,187,714)	1,617,653
Global Agriculture Portfolio	9,166	656,401	(665,567)
Global Clean Energy Portfolio	(15,484)	(2,134,471)	2,149,955
Global Gold and Precious Metals Portfolio	59,533	4,088,603	(4,148,136)
Global Water Portfolio	42,846	(9,447,382)	9,404,536
International BuyBack AchieversTM Portfolio	53,764	(2,658,673)	2,604,909
Japan Currency Hedged Low Volatility Portfolio	—	—	—
S&P International Developed High Quality Portfolio	(5,147)	52,994	(47,847)

Note 10. Trustees’ and Officer’s Fees

Trustees’ and Officer’s Fees include amounts accrued by the Funds to pay remuneration to each Trustee who is not an “interested person” as defined in the 1940 Act (an “Independent Trustee”) and an Officer of the Trust. The Adviser, as a result of each Fund’s unitary management fee, pays for such compensation. The Trustee who is an “interested person” of the Trust does not receive any Trustees’ fees.

The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, an Independent Trustee who has executed a Deferred Fee Agreement (a “Participating Trustee”) may defer receipt of all or a portion of his compensation (“Deferral Fees”). Such Deferral Fees are deemed to be invested in select PowerShares Funds. The Deferral Fees payable to the Participating Trustee are valued as of the date such Deferral Fees would have been paid to the Participating Trustee. The value increases with contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected. Obligations under the Plan represent unsecured claims against the general assets of the Funds.

129

Note 11. Capital

Shares are created and redeemed by each Fund only in Creation Units of 50,000 Shares. Only Authorized Participants are permitted to purchase or redeem Creation Units from the Funds. Such transactions are principally permitted in exchange for Deposit Securities, with a balancing cash component to equate the transaction to the NAV per Share of a Fund of the Trust on the transaction date. However, for all Funds, cash in an amount equivalent to the value of certain securities may be substituted, generally when the securities are not available in sufficient quantity for delivery, not eligible for trading by the Authorized Participant or as a result of other market circumstances.

To the extent that the Funds permit transactions in exchange for Deposit Securities, each Fund may issue Shares in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. In accordance with the Trust’s Participant Agreement, Creation Units will be issued to an Authorized Participant, notwithstanding the fact that the corresponding Deposit Securities have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Adviser may change from time to time, of the value of the missing Deposit Securities.

DWA Emerging Markets Momentum Portfolio charges certain transaction fees for creations and redemptions, which are treated as increases in capital, which are shown in the Statements of Changes in Net Assets as Transaction fees.

Transactions in each Fund’s Shares are disclosed in detail in the Statements of Changes in Net Assets.

Note 12. Indemnifications

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Independent Trustee is also indemnified against certain liabilities arising out of the performance of his duties to the Trust pursuant to an Indemnification Agreement between the Independent Trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust believes the risk of loss to be remote.

Note 13. Subsequent Event

At a meeting held on December 17, 2015, the Board of Trustees of the Trust approved changes to the name, investment objective, principal investment strategy and underlying index for the Fund listed below. These changes will go into effect as of the close of markets on March 18, 2016.

Current Fund Name	New Fund Name	Current Underlying Index	New Underlying Index
PowerShares S&P International Developed High Quality Portfolio	PowerShares S&P International Developed Quality Portfolio	S&P International Developed High Quality Rankings Index	S&P Quality Developed ex-U.S. LargeMidCap Index

130

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of PowerShares Exchange-Traded Fund Trust II:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of PowerShares Developed EuroPacific Currency Hedged Low Volatility Portfolio, PowerShares DWA Developed Markets Momentum Portfolio, PowerShares DWA Emerging Markets Momentum Portfolio, PowerShares Emerging Markets Infrastructure Portfolio, PowerShares Europe Currency Hedged Low Volatility Portfolio, PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio, PowerShares FTSE RAFI Emerging Markets Portfolio, PowerShares Global Agriculture Portfolio, PowerShares Global Clean Energy Portfolio, PowerShares Global Gold and Precious Metals Portfolio, PowerShares Global Water Portfolio, PowerShares International BuyBack AchieversTM Portfolio, PowerShares Japan Currency Hedged Low Volatility Portfolio, and PowerShares S&P International Developed High Quality Portfolio (each an individual portfolio of PowerShares Exchange-Traded Fund Trust II, hereafter referred to as the “Funds”) at October 31, 2015, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2015 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations of security purchases have not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Chicago, IL

December 23, 2015

131

Fees and Expenses

As a shareholder of a Fund of the PowerShares Exchange-Traded Fund Trust II, you incur a unitary management fee. In addition to the unitary management fee, a shareholder may pay distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses (including acquired fund fees and expenses, if any). The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended October 31, 2015.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges and brokerage commissions. Therefore the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
PowerShares Developed EuroPacific Currency Hedged Low Volatility Portfolio (FXEP)(2)
Actual	$1,000.00	$1,035.10	0.25%	$0.18
Hypothetical (5% return before expenses)	1,000.00	1,023.95	0.25	1.28
PowerShares DWA Developed Markets Momentum Portfolio (PIZ)
Actual	1,000.00	916.60	0.80	3.86
Hypothetical (5% return before expenses)	1,000.00	1,021.17	0.80	4.08
PowerShares DWA Emerging Markets Momentum Portfolio (PIE)
Actual	1,000.00	840.83	0.90	4.18
Hypothetical (5% return before expenses)	1,000.00	1,020.67	0.90	4.58
PowerShares Emerging Markets Infrastructure Portfolio (PXR)
Actual	1,000.00	771.49	0.75	3.35
Hypothetical (5% return before expenses)	1,000.00	1,021.42	0.75	3.82
PowerShares Europe Currency Hedged Low Volatility Portfolio (FXEU)(3)
Actual	1,000.00	1,011.60	0.25	1.25
Hypothetical (5% return before expenses)	1,000.00	1,023.95	0.25	1.28
PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio (PAF)
Actual	1,000.00	835.69	0.49	2.27
Hypothetical (5% return before expenses)	1,000.00	1,022.74	0.49	2.50
PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio (PXF)
Actual	1,000.00	912.50	0.45	2.17
Hypothetical (5% return before expenses)	1,000.00	1,022.94	0.45	2.29

132

Fees and Expenses (continued)

	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio (PDN)
Actual	$1,000.00	$939.01	0.49%	$2.39
Hypothetical (5% return before expenses)	1,000.00	1,022.74	0.49	2.50
PowerShares FTSE RAFI Emerging Markets Portfolio (PXH)
Actual	1,000.00	756.13	0.48	2.12
Hypothetical (5% return before expenses)	1,000.00	1,022.79	0.48	2.45
PowerShares Global Agriculture Portfolio (PAGG)
Actual	1,000.00	875.57	0.75	3.55
Hypothetical (5% return before expenses)	1,000.00	1,021.42	0.75	3.82
PowerShares Global Clean Energy Portfolio (PBD)
Actual	1,000.00	869.64	0.78	3.68
Hypothetical (5% return before expenses)	1,000.00	1,021.27	0.78	3.97
PowerShares Global Gold and Precious Metals Portfolio (PSAU)
Actual	1,000.00	753.95	0.75	3.32
Hypothetical (5% return before expenses)	1,000.00	1,021.42	0.75	3.82
PowerShares Global Water Portfolio (PIO)
Actual	1,000.00	905.04	0.76	3.65
Hypothetical (5% return before expenses)	1,000.00	1,021.37	0.76	3.87
PowerShares International BuyBack AchieversTM Portfolio (IPKW)
Actual	1,000.00	976.02	0.55	2.74
Hypothetical (5% return before expenses)	1,000.00	1,022.43	0.55	2.80
PowerShares Japan Currency Hedged Low Volatility Portfolio (FXJP)(2)
Actual	1,000.00	1,057.00	0.25	0.18
Hypothetical (5% return before expenses)	1,000.00	1,023.95	0.25	1.28
PowerShares S&P International Developed High Quality Portfolio (IDHQ)
Actual	1,000.00	976.85	0.49	2.44
Hypothetical (5% return before expenses)	1,000.00	1,022.74	0.49	2.50

(1)	Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-month period ended October 31, 2015. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 184/365. Expense ratios for the most recent six-month period may differ from expenses ratios based on annualized data in the Financial Highlights.

(2)	Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the period October 6, 2015 (commencement of investment operations) through October 31, 2015. Actual expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 26/365. Hypothetical expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 184/365.

(3)	Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the period May 4, 2015 (commencement of investment operations) through October 31, 2015. Actual expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 181/365. Hypothetical expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 184/365.

133

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

Each Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2015:

	Qualified Dividend Income*	Corporate Dividends Received Deduction*
PowerShares Developed EuroPacific Currency Hedged Low Volatility Portfolio	0%	0%
PowerShares DWA Developed Markets Momentum Portfolio	92%	0%
PowerShares DWA Emerging Markets Momentum Portfolio	100%	0%
PowerShares Emerging Markets Infrastructure Portfolio	91%	0%
PowerShares Europe Currency Hedged Low Volatility Portfolio	32%	0%
PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio	100%	0%
PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio	100%	0%
PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio	100%	0%
PowerShares FTSE RAFI Emerging Markets Portfolio	65%	0%
PowerShares Global Agriculture Portfolio	100%	19%
PowerShares Global Clean Energy Portfolio	100%	18%
PowerShares Global Gold and Precious Metals Portfolio	100%	32%
PowerShares Global Water Portfolio	100%	17%
PowerShares International BuyBack AchieversTM Portfolio	100%	0%
PowerShares Japan Currency Hedged Low Volatility Portfolio	0%	0%
PowerShares S&P International Developed High Quality Portfolio	100%	0%

*	The above percentages are based on ordinary income dividends paid to shareholders during the fiscal year.

The Funds intend to elect to pass through to shareholders the credit for taxes paid to foreign countries. The gross foreign source income and foreign taxes paid are as follows:

	Gross Foreign Income	Foreign Taxes Paid
PowerShares Developed EuroPacific Currency Hedged Low Volatility Portfolio	$—	$—
PowerShares DWA Developed Markets Momentum Portfolio	7,209,068	556,541
PowerShares DWA Emerging Markets Momentum Portfolio	5,554,472	793,386
PowerShares Emerging Markets Infrastructure Portfolio	801,211	83,595
PowerShares Europe Currency Hedged Low Volatility Portfolio	—	—
PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio	1,717,169	48,004
PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio	23,924,152	1,770,553
PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio	2,889,958	319,593
PowerShares FTSE RAFI Emerging Markets Portfolio	14,217,170	1,486,837
PowerShares Global Agriculture Portfolio	931,209	88,627
PowerShares Global Clean Energy Portfolio	—	—
PowerShares Global Gold and Precious Metals Portfolio	—	—
PowerShares Global Water Portfolio	—	—
PowerShares International BuyBack AchieversTM Portfolio	848,434	88,274
PowerShares Japan Currency Hedged Low Volatility Portfolio	—	—
PowerShares S&P International Developed High Quality Portfolio	417,086	39,029

134

Trustees and Officers

The Independent Trustees, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex overseen by each Independent Trustee and the other directorships, if any, held by each Independent Trustee are shown below.

The Trustees and officers information is current as of October 31, 2015.

Name, Address and Year of Birth of Independent Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustee	Other Directorships Held by Independent Trustee During the Past 5 Years
Ronn R. Bagge - 1958 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Nominating and Governance Committee and Trustee	Chairman of the Nominating and Governance Committee and Trustee since 2007	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).	125	None

Todd J. Barre - 1957 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2010	Assistant Professor of Business, Trinity Christian College (2010-Present); formerly Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	125	None

Marc M. Kole - 1960 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Audit Committee and Trustee	Chairman of the Audit Committee since 2008; Trustee since 2007	Senior Director of Finance, By The Hand Club for Kids (2015-Present); Formerly: Chief Financial Officer, Hope Network (social services) (2008-2012); Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Senior Vice President of Finance, United Healthcare (2004-2005); Chief Accounting Officer, Senior Vice President of Finance, Oxford Health Plans (2000-2004); Audit Partner, Arthur Andersen LLP (1996-2000).	125	None

Yung Bong Lim - 1964 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Investment Oversight Committee and Trustee	Chairman of the Investment Oversight Committee since 2014; Trustee since 2013	Managing Partner, Residential Dynamics Group LLC (2008-Present); formerly, Managing Director, Citadel Investment Group, L.L.C. (1999-2007).	125	None

*	This is the date the Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all exchange-traded fund trusts (including all of their portfolios) advised by the Adviser. At October 31, 2015, the “Fund Family” consisted of the Trust’s 66 portfolios and four other exchange-traded fund trusts with 59 portfolios advised by the Adviser.

135

Trustees and Officers (continued)

Name, Address and Year of Birth of Independent Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustee	Other Directorships Held by Independent Trustee During the Past 5 Years
Philip M. Nussbaum - 1961 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2007	Chairman, Performance Trust Capital Partners (2004-Present).	125	None

Gary R. Wicker - 1961 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2013	Senior Vice President of Global Finance and Chief Financial Officer at RBC Ministries (publishing company) (2013-Present); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (A division of Harper Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005-2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider).	125	None

Donald H. Wilson - 1959 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Board and Trustee	Chairman since 2012; Trustee since 2007	Chairman and Chief Executive Officer, Stone Pillar Advisors, Ltd. (2010-Present); formerly, Chairman, President and Chief Executive Officer, Community Financial Shares, Inc. and Community Bank – Wheaton/Glen Ellyn (subsidiary) (2013-2015); Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	125	None

*	This is the date the Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all exchange-traded fund trusts (including all of their portfolios) advised by the Adviser. At October 31, 2015, the “Fund Family” consisted of the Trust’s 66 portfolios and four other exchange-traded fund trusts with 59 portfolios advised by the Adviser.

136

Trustees and Officers (continued)

The Trustee who is an “interested person” (the “Non-Independent Trustee”) and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by the Non-Independent Trustee and the other directorships, if any, held by the Non-Independent Trustee are shown below.

Name, Address and Year of Birth of Non-Independent Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Non-Independent Trustee	Other Directorships Held by Non-Independent Trustee During the Past 5 Years
Kevin M. Carome - 1956 Invesco Ltd. Two Peachtree Pointe, 1555 Peachtree St., N.E., Suite 1800 Atlanta, GA 30309	Trustee	Since 2010	Senior Managing Director, Secretary and General Counsel, Invesco Ltd. (2006-Present); Director, Invesco Advisers, Inc. (2009-Present); Director, Invesco Finance PLC, INVESCO Funds Group, Inc., and Invesco Holding Company Limited; Director and Executive Vice President, Invesco Finance, Inc., Invesco Group Services, Inc., Invesco Investments (Bermuda) Ltd., Invesco North American Holdings, Inc., and IVZ, Inc. and Invesco Asset Management (Bermuda) Ltd.; Manager, Horizon Flight Works LLC; Director and Secretary, IVZ Bahamas Private Limited; formerly, Senior Vice President, Secretary and General Counsel, Invesco Advisers, Inc. (2003-2005); Senior Vice President and General Counsel, Liberty Financial Companies, Inc. (2000-2001); General Counsel of certain investment management subsidiaries of Liberty Financial Companies, Inc. (1998-2000); Associate General Counsel, Liberty Financial Companies, Inc. (1993-1998); Associate, Ropes & Gray LLP.	125	None

*	This is the date the Non-Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all exchange-traded fund trusts (including all of their portfolios) advised by the Adviser. At October 31, 2015, the “Fund Family” consisted of the Trust’s 66 portfolios and four other exchange-traded fund trusts with 59 portfolios advised by the Adviser.

137

Trustees and Officers (continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Andrew Schlossberg - 1974 Invesco Management Group, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046	President	Since 2009	President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2009-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Managing Director – U.S. Strategy and Marketing (2010-Present) and Principal Executive Officer (2015-Present), Invesco PowerShares Capital Management LLC; Managing Director, Head of U.S. Retail Distribution (2012-Present) and Global ETFs (2010-Present) for Invesco Ltd.; and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2009-Present); formerly, Mr. Schlossberg served in multiple roles within Invesco, including head of corporate development, as well as global leadership roles in strategy and product development in the company’s North American Institutional and Retirement divisions (2002-2007), Managing Director, U.S. head of business strategy and chief marketing officer for Invesco Ltd. in the United States (2008-2012) and Director, Invesco Distributors, Inc. (2012-2015).

Peter Hubbard - 1981 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2009	Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2009-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Vice President and Director of Portfolio Management—Invesco PowerShares Capital Management LLC (2008-Present); formerly, Portfolio Manager, Invesco PowerShares Capital Management LLC (2007-2008); Research Analyst, Invesco PowerShares Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

David Warren - 1957 Invesco Canada Ltd. 5140 Yonge Street, Suite 800 Toronto, Ontario M2N 6X7	Vice President	Since 2009	Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2009-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Managing Director – Chief Administrative Officer, Americas, Invesco PowerShares Capital Management LLC; Senior Vice President, Invesco Advisers, Inc. (2009–Present); Director, Executive Vice President and Chief Financial Officer, Invesco Inc. (2009–Present); Senior Vice President, Invesco Management Group, Inc. (2007–Present); Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) and Chief Administrative Officer, North American Retail, Invesco Ltd. (2007-Present); Director, Invesco Canada Holdings Inc. (2002–Present), Invesco Corporate Class Inc., and Invesco Canada Fund Inc.; Director, Invesco Financial Services Ltd. and Trimark Investments Ltd. (2014-Present); formerly, Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) (2000-2006).

Sheri Morris - 1964 Invesco Management Group, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Vice President	Since 2012	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2009-Present) and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2012-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); formerly, Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust (2011-2013); Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

*	This is the date the Officers began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

138

Trustees and Officers (continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Rudolf E. Reitmann - 1971 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2013	Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2013-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Head of Global Exchange Traded Funds Operations, Invesco PowerShares Capital Management LLC (2013-Present).

Daniel E. Draper - 1968 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2013	Senior Vice President, Invesco Distributors, Inc. (2014-Present); Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2013-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Managing Director, Invesco PowerShares Capital Management LLC (2013-Present); formerly, Managing Director, Credit Suisse Asset Management (2010–2013) and Lyxor Asset Management/Societe Generale (2007–2010).

Steven M. Hill - 1964 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President and Treasurer	Since 2013	Vice President and Treasurer of PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2013-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Head of Global ETF Administration, Invesco PowerShares Capital Management LLC (2011-Present); Principal Financial and Accounting Officer – Investment Pools, Invesco PowerShares Capital Management LLC (2015-Present); formerly, Senior Managing Director and Chief Financial Officer, Destra Capital Management LLC and its subsidiaries (2010-2011); Chief Financial Officer, Destra Investment Trust and Destra Investment Trust II (2010-2011); Senior Managing Director, Claymore Securities, Inc. (2003-2010); and Chief Financial Officer, Claymore sponsored mutual funds (2003-2010).

Christopher Joe - 1969 Invesco PowerShares Capital Management LLC 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Chief Compliance Officer	Since 2012	Chief Compliance Officer of Invesco PowerShares Capital Management LLC (2015-Present); Chief Compliance Officer of PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2012-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); formerly, Chief Compliance Officer, Invesco Investment Advisers, LLC (registered investment adviser) (2010–2013), U.S. Compliance Director, Invesco, Ltd. (2006-2014) and Deputy Chief Compliance Officer of Invesco Advisers, Inc. (2014-2015).

Anna Paglia - 1974 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Secretary	Since 2011	Secretary, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2011-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Head of Legal (2010-Present) and Secretary (2015-Present), Invesco PowerShares Capital Management LLC; formerly, Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010); Associate Counsel at Barclays Global Investors Ltd. (2004-2006).

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request at (800) 983-0903.

*	This is the date the Officers began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

139

Board Considerations Regarding Approval of Investment Advisory Agreement for PowerShares Developed EuroPacific Currency Hedged Low Volatility Portfolio, PowerShares Europe Currency Hedged Low Volatility Portfolio and PowerShares Japan Currency Hedged Low Volatility Portfolio

At a meeting held on March 12, 2015, the Board of Trustees of the PowerShares Exchange-Traded Fund Trust II (the “Trust”), including the Independent Trustees, approved the Investment Advisory Agreement (the “Agreement”) between Invesco PowerShares Capital Management LLC (the “Adviser”) and the Trust for PowerShares Developed EuroPacific Currency Hedged Low Volatility Portfolio, PowerShares Europe Currency Hedged Low Volatility Portfolio and PowerShares Japan Currency Hedged Low Volatility Portfolio (each a “Fund” and together, the “Funds”).

The Trustees reviewed information provided by the Adviser describing: (i) the nature, extent and quality of services to be provided, (ii) the costs of services to be provided and estimated profits to be realized by the Adviser, (iii) the extent to which economies of scale may be realized as each Fund grows, (iv) whether the fee levels reflect any possible economies of scale for the benefit of Fund shareholders, (v) comparisons of services rendered to and amounts paid by other registered investment companies and (vi) any benefits to be realized by the Adviser from its relationship with each Fund. Based on all of the information considered and the conclusions reached, the Trustees, including the Independent Trustees, determined to approve the Agreement for the Funds. No single factor was determinative in the Board’s analysis.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the Adviser’s services, the Trustees reviewed information concerning the functions to be performed by the Adviser for each Fund, information describing the Adviser’s current organization and staffing, including operational support that would be provided by the Adviser’s parent organization, Invesco Ltd., the background and experience of the persons who will be responsible for the day-to-day management of the Funds, and considered the quality of services provided by the Adviser to other exchange-traded funds (“ETFs”). The Trustees also reviewed information related to the Adviser’s portfolio transaction policies and procedures, as well as reports on the correlation and tracking error between the underlying indexes and the performance of other ETFs for which the Adviser serves as investment adviser.

The Trustees also considered the services to be provided by the Adviser in its oversight of the Funds’ administrator, custodian and transfer agent. They noted the significant amount of time, effort and resources that had been devoted to this oversight function for the other ETFs and that was expected to be provided for each Fund.

Based on their review, the Trustees concluded that the nature, extent and quality of the services to be provided by the Adviser to each Fund under the Agreement were expected to be appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser on each Fund’s proposed advisory fee, as compared to information compiled from Lipper Inc. (“Lipper”) databases on the average and median net expense ratios of ETF and non-ETF peers. The Trustees noted that the proposed annual advisory fee to be charged to each Fund was a unitary fee, and that the Adviser has agreed to pay all other expenses of each Fund except brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses. The Trustees noted that each Fund’s proposed unitary advisory fee was lower than the average and median net expense ratios of the ETF peer group and a peer group of open-end funds. The Trustees considered each Fund’s proposed advisory fee in light of the administrative, operational and management oversight costs for the Adviser. The Trustees noted that each Fund’s proposed licensing fee will be payable out of the proposed unitary fee to be charged to each Fund. The Board concluded that the unitary advisory fee to be charged to each Fund is reasonable and appropriate in light of the services expected to be provided by the Adviser.

In conjunction with their review of the unitary advisory fee, the Trustees also considered information provided by the Adviser on the proposed costs of services for each Fund and the estimated fees to be paid by the Adviser. The Trustees considered information provided by the Adviser on its profitability, as well as any profits or losses realized by the Adviser from its relationship with other ETFs for which it serves as investment adviser. The Trustees concluded that the estimated profits to be realized by the Adviser with respect to each Fund appeared to be reasonable in comparison with the proposed cost of providing investment advisory services to each Fund.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. The Trustees reviewed the information provided by the Adviser as to the extent to which economies of scale may be realized as each Fund grows and whether fee levels reflect economies of scale for the benefit of shareholders. The Trustees noted that any reduction in fixed costs associated with the management of each Fund would be enjoyed by the Adviser, but that a unitary fee provides a level of certainty in expenses for each Fund. The Trustees considered whether the proposed advisory fee rate for each Fund is reasonable in relation to the projected asset size of each Fund, and concluded that the flat advisory fee was reasonable and appropriate.

The Trustees noted that the Adviser had not identified any further benefits that it would derive from its relationships with each Fund, and had noted that it does not have any soft-dollar arrangements.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the Agreement for each Fund.

140

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Proxy Voting Policies and Procedures

A description of the Trust’s proxy voting policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 983-0903. This information is also available on the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov.

Information regarding how each Funds voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request, by (i) calling (800) 983-0903; or (ii) accessing the Trust’s Form N-PX on the Commission’s website at www.sec.gov.

Quarterly Portfolios

The Trust files its complete schedule of portfolio holdings for the Funds with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Frequency Distribution of Discounts and Premiums

A table showing the number of days the market price of each Fund’s shares was greater than the Fund’s net asset value, and the number of days it was less than the Fund’s net asset value (i.e., premium or discount) for the most recently completed calendar year, and the calendar quarters since that year end (or the life of the Fund, if shorter) may be found at the Fund’s website at www.invescopowershares.com.

©2015 Invesco PowerShares Capital Management LLC		P-PS-AR-8
3500 Lacey Road, Suite 700 Downers Grove, IL 60515
invescopowershares.com 800.983.0903	@PowerShares

October 31, 2015

2015 Annual Report to Shareholders

PLW	PowerShares 1-30 Laddered Treasury Portfolio

BAB	PowerShares Build America Bond Portfolio

PWZ	PowerShares California AMT-Free Municipal Bond Portfolio

PCEF	PowerShares CEF Income Composite Portfolio

DSUM	PowerShares Chinese Yuan Dim Sum Bond Portfolio

PCY	PowerShares Emerging Markets Sovereign Debt Portfolio

PFEM	PowerShares Fundamental Emerging Markets Local Debt Portfolio

PHB	PowerShares Fundamental High Yield® Corporate Bond Portfolio

PFIG	PowerShares Fundamental Investment Grade Corporate Bond Portfolio

PGHY	PowerShares Global Short Term High Yield Bond Portfolio

PICB	PowerShares International Corporate Bond Portfolio

LDRI	PowerShares LadderRite 0-5 Year Corporate Bond Portfolio

PZA	PowerShares National AMT-Free Municipal Bond Portfolio

PZT	PowerShares New York AMT-Free Municipal Bond Portfolio

PGX	PowerShares Preferred Portfolio

VRP	PowerShares Variable Rate Preferred Portfolio

PVI	PowerShares VRDO Tax-Free Weekly Portfolio

2

The Market Environment

Global Fixed Income

Global divergence with respect to growth, inflation and economic policy dominated global bond markets during the fiscal year ended October 31, 2015. Moderate growth in the US and UK led to the beginnings of tighter monetary policy, starting with the end of the US Federal Reserve’s quantitative easing program, in addition to speculation on whether both regions’ central banks would lift short-term interest rates for the first time since before the onset of the 2007-2011 financial crisis. In the rest of the world, particularly in the eurozone and Asia, slowing growth and deflationary trends kept economic policies accommodative in an effort to foster growth. Tepid global growth, together with deflationary concerns, weighed on long-term interest rates and supported government bond prices. Even in the US and UK, a bias toward central bank tightening had the effect of only flattening yield curves, with short-term government yields rising, while long-dated yields declined, weighed down by slower growth and strong investor demand for high quality yields that both countries offered.

Within global credit markets, the investment-grade corporate credit, high yield and emerging market (EM) debt sectors were weighed down by slower global growth, increased risk aversion stemming from broader financial market volatility, and credit markets’ fundamental relationship to oil—the price of which declined significantly during the reporting period. Credit spreads across these sectors widened relative to their respective government counterparts over the reporting period, while valuations weakened. Falling oil prices brought into question the credit quality and even the long-term solvency of many high yield issuers, while bonds of oil-producing emerging market countries also experienced market stress. As the reporting period drew to a close, global equity market volatility stemming from concerns over China’s economic slowdown sent credit market spreads and yields to their highest levels since 2012, creating investing opportunities in some segments of the credit markets.

US Equity

The US economy improved slowly, but steadily, during the fiscal year ended October 31, 2015—although the health of individual economic sectors varied dramatically. The headline story was the continued slowdown in energy markets, as oil prices plummeted when too much supply overwhelmed slowing global demand. However, the more subtle story, which drove the economy forward during the fiscal year, was the improved position of the US consumer.

As the reporting period began in late 2014, economic growth appeared to be stronger in the US than in the rest of the world. US equity markets were recovering from the initial crash of oil prices when OPEC added additional uncertainty by deciding to maintain high production despite low prices and slowing global growth. In this environment, commodity-based economies and most currencies underperformed those of the US. The continued strengthening of the US consumer led US equity markets higher through the spring. Continued low interest rates, the increasing availability of credit from lenders and an improving employment picture all contributed to higher consumer confidence. This strength also helped the markets overcome fears that Greece and the eurozone would fail to reach an agreement on a financial bailout plan. In the summer of 2015, however, US equity markets moved sharply lower. A significant downturn in China’s financial markets and weak global economic growth led the US Federal Reserve to delay raising interest rates, which, in turn, increased investor uncertainty and market volatility. In October, however, US markets rallied, recovering from their earlier decline and finishing higher for the fiscal year.

Global Equity

International markets experienced increased volatility during the fiscal year ended October 31, 2015, driven largely by the continued slowdown in energy markets and the economic downturn in China. Developed markets were generally able to withstand these headwinds, even as more fragile emerging markets began to falter.

As the reporting period began in late 2014, international equity markets moved higher, although economic growth appeared to be somewhat stronger in the US than in the rest of the world. Equity markets globally were recovering from the initial crash of oil prices when OPEC added additional uncertainty by deciding to maintain high production despite low prices and slowing global growth. In this environment, commodity-based economies and most currencies underperformed those of the US.

Global markets were rattled again amid growing concerns that Greece and the eurozone would fail to reach an agreement on a financial bailout plan. However, those fears subsided when a bailout was ultimately approved. The eurozone also benefited from generally positive economic data, which helped markets weather subsequent economic volatility.

In the summer of 2015, fears of a potential economic slowdown in China dominated headlines. The combination of a slowing Chinese economy, a sharp sell-off in domestic Chinese equities and the devaluation of China’s currency, the renminbi, contributed to a strong correction in global equity markets. Emerging markets, in particular, were hard hit by events in China and by continued weak commodity prices—as well as by the US Federal Reserve’s decision to delay raising interest rates, which increased investor uncertainty and market volatility.

3

PLW	Manager’s Analysis
PowerShares 1-30 Laddered Treasury Portfolio (PLW)

As an index fund, the PowerShares 1-30 Laddered Treasury Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Ryan/NASDAQ U.S. 1-30 Year Treasury Laddered Index (the “Index”). The Fund generally will invest at least 80% of its total assets in U.S. Treasury securities that comprise the Index. The Index measures potential returns of a theoretical portfolio of U.S. Treasury securities with a yield curve based upon 30 distinct annual maturities. The Index seeks to maintain a continuous maturity laddered portfolio of securities, meaning that securities holdings are scheduled to mature in a proportional, annual sequential pattern. The NASDAQ OMX Group, Inc. (the “Index Provider”) allows a six-month maturity deviation if securities with a desired maturity date are not available.

Strictly in accordance with its guidelines and mandated procedures, the Index Provider selects securities for inclusion in the Index that are U.S. Treasury-auctioned issues with fixed coupon rates that are non-callable. The Index Provider does not include Treasury inflation-protected securities, bills or zero-coupon securities in the Index. The Fund generally invests in all of the securities comprising its Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2015, on a market price basis, the Fund returned 4.18%. On a net asset value (“NAV”) basis, the Fund returned 4.21%. During the same time period, the Index returned 4.45%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the Barclays U.S. Treasury Index (the “Benchmark Index”) returned 2.39%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 250 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the roughly 5-year average duration U.S. Treasury market.

Relative to the Benchmark Index, the Fund was most overweight in bonds with maturities between 10 and 20 years and most underweight in bonds with maturities between 1 and 3 years during the fiscal year ended October 31, 2015. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed in part due to the Fund’s relative overweight position in bonds with maturities between 10 and 20 years.

For the fiscal year ended October 31, 2015, the bonds with maturities between 10 and 20 years duration contributed most significantly to the Fund’s return, followed by the bonds with maturities less than 1 year and bonds with maturities between 7 and 10 years durations, respectively. The bonds with maturities greater than 20 years duration detracted most significantly from the Fund’s return, followed by the bonds with maturities between 5 and 7 years duration.

Positions that contributed most significantly to the Fund’s return included United States Treasury Bonds, 4.375% coupon, due 2/15/2038 (portfolio average weight of 3.37%), and United States Treasury Bonds, 4.75% coupon, due 2/15/2037 (portfolio average weight of 3.36%). Positions that detracted most significantly from the Fund’s return included United States Treasury Bonds, 4.75% coupon, due 2/15/2041 (portfolio average weight of 3.36%), and United States Treasury Bonds, 2.50% coupon, due 2/15/2045 (portfolio average weight of 2.34%).

Duration Breakdown (% of the Fund’s Net Assets) as of October 31, 2015
Maturing in 0-5 Years	19.8
Maturing in 6-10 Years	16.7
Maturing in 11-15 Years	23.4
Maturing in 16-20 Years	9.8
Maturing in 21-25 Years	16.4
Maturing in 26-30 Years	12.9
Money Market Fund Plus Other Assets Less Liabilities	1.0

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2015
Security
United States Treasury Bonds, 5.375%, 02/15/31	10.0
United States Treasury Bonds, 4.500%, 02/15/36	9.9
United States Treasury Notes, 2.000%, 02/15/22	3.4
United States Treasury Notes, 3.500%, 02/15/18	3.4
United States Treasury Bonds, 6.125%, 11/15/27	3.4
United States Treasury Bonds, 6.250%, 05/15/30	3.4
United States Treasury Bonds, 5.250%, 02/15/29	3.3
United States Treasury Bonds, 6.000%, 02/15/26	3.3
United States Treasury Bonds, 6.625%, 02/15/27	3.3
United States Treasury Bonds, 6.250%, 08/15/23	3.3
Total	46.7

*	Excluding money market fund holdings.

4

PowerShares 1-30 Laddered Treasury Portfolio (PLW) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2015

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception†
Index						Average Annualized	Cumulative
Ryan/NASDAQ U.S. 1-30 Year Treasury Laddered Index	4.45%	2.22%	6.79%	5.07%	28.04%	6.65%	67.98%
Barclays U.S. Treasury Index	2.39	1.22	3.71	2.51	13.17	4.33	40.66
Fund
NAV Return	4.21	1.97	6.01	4.80	26.39	6.34	64.09
Market Price Return	4.18	2.00	6.13	4.80	26.44	6.31	63.71

Fund Inception: October 11, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.25% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

5

BAB	Manager’s Analysis
PowerShares Build America Bond Portfolio (BAB)

As an index fund, the PowerShares Build America Bond Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of The BofA Merrill Lynch Build America Bond Index (the “Index”). The Fund generally will invest at least 80% of its total assets in taxable municipal securities eligible to participate in the Build America Bond program (the “BAB program”) created under the American Recovery and Reinvestment Act of 2009 or other legislation providing for the issuance of taxable municipal securities on which the issuer receives federal support of the interest paid (“Build America Bonds”) and that comprise the Index.

The Index is designed to track the performance of U.S. dollar-denominated investment grade taxable municipal debt publicly issued under the BAB program by U.S. states and territories, and their political subdivisions, in the U.S. market. Qualifying securities must have a minimum amount outstanding of $1 million, at least 18 months remaining term to final maturity at the time of issuance and at least one year remaining term to final maturity, a fixed coupon schedule and an investment grade rating (based on an average of Moody’s Investors Service, Inc., Standard & Poor’s, a division of The McGraw-Hill Company, Inc., and Fitch Ratings, Inc.). Because Congress did not extend the BAB program, issuance of Build America Bonds ceased on December 31, 2010. Outstanding Build America Bonds remain eligible for the federal interest rate subsidy, which continues for the life of the Build America Bonds; however, no bonds issued following expiration of the BAB program are eligible for the federal tax subsidy. The Index does not include bonds that, under the BAB program, are eligible for tax credits.

For the fiscal year ended October 31, 2015, on a market price basis, the Fund returned 2.65%. On a net asset value (“NAV”) basis, the Fund returned 2.40%. During the same time period, the Index returned 3.04%. During the fiscal year, the Fund employed a “sampling” methodology to attempt to track the Index, rather than a full replication methodology. During the fiscal year, the Fund’s duration was slightly shorter than that of the Index because of a limited supply of Build America Bonds. The Fund’s performance for the period differed from the return of the Index primarily due to the impact from the Fund’s sampling methodology, this duration difference and the fees and operating expenses that the Fund incurred.

During this same time period, The BofA Merrill Lynch U.S. Corporate Master Index returned 0.96% and Barclays U.S. Aggregate Index returned 1.96% (both are “Benchmark Indices”). The Benchmark Indices are unmanaged indices weighted by market capitalization and based on the average performance of approximately 6,450 securities and 9,620 securities, respectively. The adviser provided these Benchmark Indices to help investors better understand how the investment results of the Fund compare to the performance of a benchmark of investment grade corporate debt with at least one year to maturity and a benchmark representative of the U.S investment-grade, fixed-rate bond market, respectively.

The majority of the Fund’s outperformance relative to the Benchmark Indices during the period can be attributed to the continuing low interest rate environment and limited supply of Build America Bonds, thus resulting in the Build America Bond market outperforming other markets within the fixed-income universe.

For the fiscal year ended October 31, 2015, specific state exposure that contributed most significantly to the Fund’s return included North Carolina, Florida, and Louisiana, respectively. Specific state exposure that detracted most significantly from the Fund’s return included Florida, New Jersey, and Georgia, respectively.

Positions that contributed most significantly to the Fund’s return included American Municipal Power, Inc. Ohio Ser. 10, 5.94% coupon, due 2/15/2047 (no longer held at fiscal year-end), and North Texas Tollway Authority, 8.91% coupon, due 2/1/2030 (portfolio average weight of 1.63%). Positions that detracted most significantly from the Fund’s return included San Francisco City & County Public Utilities Commission Ser. 10, 6.95% coupon, due 11/1/2050 (portfolio average weight of 0.84%), and Chicago Board of Education Ser. 09E, 6.138% coupon, due 12/1/2039 (portfolio average weight of 1.47%).

State Breakdown (% of the Fund’s Net Assets) as of October 31, 2015
California	26.4
Florida	4.0
Illinois	9.8
Missouri	3.8
Nevada	3.0
New Jersey	5.0
New York	11.0
Texas	8.4
Washington	4.6
Other States Less Than 3% Each	21.0
Money Market Fund Plus Other Assets Less Liabilities	3.0

6

PowerShares Build America Bond Portfolio (BAB) (continued)

Top Ten Fund Holdings * (% of the Fund’s Net Assets) as of October 31, 2015
Security
California State Ser. 09, 7.500%, 04/01/34	3.7
Metropolitan Transportation Auth. New York Rev. Ser. 10E, 6.814%, 11/15/40	2.3
Illinois State Ser. 10-1, 5.563%, 02/01/21	2.3
California State Highway Safety Air Quality Remarketed Ser. 09B, 6.509%, 04/01/39	1.9
Missouri Joint Municipal Electric Utility Commission Power Project Rev. Ser. 09A, 6.890%, 01/01/42	1.8
California State Ser. 10, 7.600%, 11/01/40	1.8
Texas State Transportation Commission Rev. (First Tier) Ser. 10B, 5.178%, 04/01/30	1.7
American Municipal Power, Inc. Ohio (Combined Hydroelectric Projects) Rev. Ser.10, 8.084%, 02/15/50	1.6
University of Texas System Ser. 10C, 4.644%, 08/15/30	1.6
Municipal Electric Auth. of Georgia (Plant Vogtle Units 3&4 Project P) Ser. 10, 7.055%, 04/01/57	1.6
Total	20.3

*	Excluding money market fund holdings.

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2015

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception†
Index						Average Annualized	Cumulative
The BofA Merrill Lynch Build America Bond Index	3.04%	4.08%	12.74%	7.98%	46.77%	8.13%	59.25%
The BofA Merrill Lynch U.S. Corporate Master Index	0.96	2.07	6.33	4.40	24.03	5.52	37.68
Barclays U.S. Aggregate Index	1.96	1.65	5.02	3.03	16.07	3.75	24.51
Fund
NAV Return	2.40	3.64	11.31	7.44	43.16	7.98	57.96
Market Price Return	2.65	3.74	11.64	7.46	43.27	7.95	57.68

7

PowerShares Build America Bond Portfolio (BAB) (continued)

Fund Inception: November 17, 2009

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently, or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.28% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

8

PWZ	Manager’s Analysis
PowerShares California AMT-Free Municipal Bond Portfolio (PWZ)

As an index fund, the PowerShares California AMT-Free Municipal Bond Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of The BofA Merrill Lynch California Long-Term Core Plus Municipal Securities Index (the “Index”).The Fund generally will invest at least 80% of its total assets in municipal securities that comprise the Index and that are also exempt from the federal alternative minimum tax.

Merrill Lynch, Pierce, Fenner & Smith Incorporated is the Index provider (the “Index Provider”) for the Index. The Index is designed to track the performance of U.S. dollar-denominated, investment grade, tax-exempt debt publicly issued in California or any U.S. territory, including Puerto Rico, or their political subdivisions, in the U.S. domestic market with a term of at least 15 years remaining to final maturity. The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended October 31, 2015, on a market price basis, the Fund returned 2.87%. On a net asset value (“NAV”) basis, the Fund returned 3.25%. During the same time period, the Index returned 3.61%. During the fiscal year, the Fund’s performance differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period and transaction costs the Fund incurred related to monthly index rebalances.

During this same time period, the Barclays Municipal Bond 20-Year Index (the “Benchmark Index”) returned 3.33%. The Benchmark Index is an unmanaged index weighted by market capitalization. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of municipal securities with maturities of 17 to 22 years.

Relative to the Benchmark Index, the Fund was most overweight in the U.S. territory of Guam and most underweight in the state of California during the fiscal year ended October 31, 2015. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to fees and operating expenses that the Fund incurred during the period.

For the fiscal year ended October 31, 2015, the U.S. territory of Guam contributed most significantly to the Fund’s return, followed by the state of California and the territory of Puerto Rico, respectively. There were no detracting states.

Positions that contributed most significantly to the Fund’s return included University of California Regents Medical Center Pooled Rev. Ser. 07A, 4.75% coupon, due 5/15/2031 (portfolio average weight of 1.05%), and California State Various Purpose Ser. 09, 6.0% coupon, due 4/1/2038 (portfolio average weight of 0.93%). Positions that detracted most significantly from the Fund’s return included Santa Cruz County California Redevelopment Successor Agency Tax Allocation Ref. Ser. 15A, 5.0% coupon, due 9/1/2035 (portfolio average weight of 1.64%), and California State University Rev. Systemwide Ser. 14A, 5.0% coupon, due 11/1/2039 (portfolio average weight of 2.50%).

Revenue Type Breakdown (% of the Fund’s Net Assets) as of October 31, 2015
Ad Valorem Property Tax	23.1
College Revenue	11.9
Lease Revenue	11.4
Electric Power Revenue	7.6
Health, Hospital, Nursing Home Revenue	6.4
Port, Airport & Marina Revenue	6.2
Miscellaneous Revenue	5.8
Water Revenue	5.6
Highway Tolls Revenue	4.5
General Fund	3.7
Tax Increment Revenue	3.6
Special Tax	2.7
Sewer Revenue	1.8
Special Assessment	1.5
Sales Tax Revenue	1.3
Recreational Revenue	1.0
Other Assets Less Liabilities	1.9

9

PowerShares California AMT-Free Municipal Bond Portfolio (PWZ) (continued)

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of October 31, 2015
Security
Bay Area California Auth. Toll Bridge Rev. Ser. 14S-6, 5.000%, 10/01/54	4.5
California State Educational Facilities Auth. Rev. (California Institute of Technology) Ser. 09, 5.000%, 11/01/39	4.0
Irvine California Unified School District Special Tax Ref. Ser. 15 BAM, 5.000%, 09/01/38	2.7
Santa Cruz County California Redevelopment Successor Agency Tax Allocation Ref. Ser. 15A AGM, 5.000%, 09/01/35	2.6
California State University Rev. Ref. Ser. 15A, 5.000%, 11/01/38	2.2
Guam Power Auth. Rev. Ser. 12A AGM, 5.000%, 10/01/30	2.1
Pittsburg Unified School District Financing Auth. Rev. (District Bond Program) Ser. 11 AGM, 5.500%, 09/01/46	2.1
Los Angeles California Department of Water & Power Rev. Ser. 12B, 5.000%, 07/01/43	2.1
California State University Rev. Systemwide Ser. 14A, 5.000%, 11/01/39	2.1
Los Angeles California Department of Airports Ref. Rev. Sub.-Ser. 15C, 5.000%, 05/15/38	2.1
Total	26.5

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2015

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception†
Index						Average Annualized	Cumulative
Blended—The BofA Merrill Lynch California Long-Term Core Plus Municipal Securities Index††	3.61%	4.06%	12.68%	5.63%	31.53%	5.19%	50.26%
Barclays Municipal Bond 20-Year Index	3.33	3.61	11.22	5.44	30.30	5.59	54.97
The BofA Merrill Lynch California Long-Term Core Plus Municipal Securities Index††	3.61	N/A	N/A	N/A	N/A	N/A	N/A
Fund
NAV Return	3.25	3.88	12.09	5.03	27.83	4.55	43.15
Market Price Return	2.87	3.96	12.36	5.08	28.14	4.49	42.48

10

PowerShares California AMT-Free Municipal Bond Portfolio (PWZ) (continued)

Fund Inception: October 11, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently, or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.28% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index, Blended-Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities.

Index, Blended-Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index, Blended-Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

+	Fund, Index, Blended-Index and Benchmark Index returns are based on the inception date of the Fund.

++”3	Years”, “5 Years” and “Fund Inception” performance for the Index is not available because the Index did not commence until February 12, 2013. The Blended-BofA Merrill Lynch California Long-Term Core Plus Municipal Securities Index is comprised of the performance of the BofA Merrill Lynch California Insured Long-Term Core Municipal Securities Index the Fund’s underlying index, from Fund inception through the conversion date, May 29, 2009, followed by the performance of the BofA Merrill Lynch California Insured Long-Term Core Plus Municipal Securities Index, the Fund’s underlying index for the period May 29, 2009 through July 8, 2014, followed by the performance of the Index for the period July 8, 2014 through October 31, 2015.

11

PCEF	Manager’s Analysis
PowerShares CEF Income Composite Portfolio (PCEF)

As an index fund, the PowerShares CEF Income Composite Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the S-Network Composite Closed-End Fund IndexSM (the “Index”). The Fund generally will invest at least 90% of its total assets in securities of U.S.-listed closed-end funds that comprise the Index. The Fund is a “fund of funds,” as it invests its assets in the common shares of funds included in the Index rather than in individual securities.

S-Network Global Indexes, LLC (the “Index Provider”), compiles, maintains and calculates the Index, which tracks the overall performance of a global universe of U.S.-listed closed-end funds that are organized under the laws of the United States, which may be invested in taxable investment grade fixed-income securities, taxable high yield fixed-income securities and taxable equity options. The Index may include closed-end funds that are advised by an affiliate of Invesco PowerShares Capital Management LLC, the adviser. The number of constituents comprising the Index varies based on the number of closed-end funds that meet the Index’s eligibility criteria at each quarterly rebalancing. The Index Provider selects constituents of the Index from a universe of approximately 350 closed-end funds that: (i) are organized under the laws of the United States and are in compliance with all applicable laws and regulations applicable to closed-end funds; (ii) have a stated investment objective of concentrating in the taxable fixed-income, high yield fixed-income or option income sector; (iii) trade on a recognized North American stock exchange that provides a “last closing price;” (iv) have a minimum capitalization value greater than $100 million; and (v) have an average daily turnover of more than $500,000 per day for the three months prior to the rebalancing date. The Index Provider weights Index constituents based on their net assets, adjusted for their average share price discount and modified to ensure compliance with the diversification requirements of Subchapter M of the Internal Revenue Code of 1986, as amended. The Fund generally invests in all of the securities in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2015, on a market price basis, the Fund returned (2.62)%. On a net asset value (“NAV”) basis, the Fund returned (2.31)%. During the same time period, the Index returned (1.88)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred, as well as trading costs around quarterly rebalances.

For the fiscal year ended October 31, 2015, the specialty asset class was the only contributing asset class. The mixed allocation asset class detracted most significantly from the Fund’s return, followed by the domestic equity and bonds asset classes, respectively.

Positions that contributed most significantly to the Fund’s return included Aberdeen Asia-Pacific Income Fund, Inc., a closed-end fixed income fund (portfolio average weight of 2.45%), and Nuveen Quality Preferred Income Fund II, a closed-end fixed income fund (portfolio average weight of 1.32%). Positions that detracted most significantly from the Fund’s return included AllianzGI NFJ Dividend, Interest & Premium Strategy Fund, a closed-end mixed allocation fund company (portfolio average weight of 1.43%), and BlackRock Resources & Commodities Strategy Trust, a closed-end equity fund (portfolio average weight of 1.04%).

Asset Class Breakdown (% of the Fund’s Net Assets) as of October 31, 2015
Bonds	48.4
Bonds/High Yield	27.9
Option Income	22.4
Domestic Equity	1.3
Other Assets Less Liabilities	(0.0)

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of October 31, 2015
Security
PIMCO Dynamic Credit Income Fund	3.8
Eaton Vance Tax-Managed Global Diversified Equity Income Fund	2.7
DoubleLine Income Solutions Fund	2.5
Eaton Vance Limited Duration Income Fund	2.4
Aberdeen Asia-Pacific Income Fund, Inc.	2.3
BlackRock Credit Allocation Income Trust	2.2
BlackRock Corporate High Yield Fund, Inc.	2.1
BlackRock Enhanced Equity Dividend Trust	2.1
AllianzGI NFJ Dividend, Interest & Premium Strategy Fund	1.8
AllianceBernstein Income Fund, Inc.	1.7
Total	23.6

12

PowerShares CEF Income Composite Portfolio (PCEF) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2015

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception†
Index						Average Annualized	Cumulative
S-Network Composite Closed-End Fund IndexSM	(1.88)%	3.59%	11.15%	5.19%	28.80%	6.34%	41.89%
Fund
NAV Return	(2.31)	3.09	9.57	4.68	25.72	5.83	38.07
Market Price Return	(2.62)	2.93	9.05	4.62	25.34	5.76	37.56

Fund Inception: February 19, 2010

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. According to the Fund’s current prospectus, the Fund’s expense ratio of 1.88% includes the unitary management fee of 0.50% and acquired fund fees and expenses of 1.38%. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in their respective constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund and Index returns are based on the inception date of the Fund.

13

DSUM	Manager’s Analysis
PowerShares Chinese Yuan Dim Sum Bond Portfolio (DSUM)

As an index fund, the PowerShares Chinese Yuan Dim Sum Bond Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Citigroup Custom Dim Sum (Offshore CNY) Bond Index (the “Index”). The Fund generally will invest at least 80% of its total assets in Chinese Renminbi (“RMB”)-denominated bonds that comprise the Index.

The Index is designed to provide exposure to RMB-denominated “Dim Sum” bonds that are issued and settled outside of mainland China. Dim Sum bonds generally are issued in Hong Kong by a variety of entities ranging from governments to corporations. The Index, strictly in accordance with its guidelines and mandated procedures, includes securities with a minimum maturity of one month and an outstanding principal amount of at least RMB 1 billion. The Index is composed of RMB-denominated bonds issued by governments, agencies, supranationals and credit securities, but excludes synthetic bonds, retail bonds and CDs. There is no minimum rating requirement for inclusion in the Index. Citigroup Index LLC, the Index provider, rebalances the Index monthly. The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended October 31, 2015, on a market price basis, the Fund returned (0.56)%. On a net asset value (“NAV”) basis, the Fund returned (0.71)%. During the same time period, the Index returned 0.13%. The Fund’s performance during the period differed from the return of the Index primarily due to fees and operating expenses and trading costs that the Fund incurred, as well as the impact of the Fund’s sampling methodology.

Positions that contributed most significantly to the Fund’s return included Gemdale International Holding, 9.15% coupon, due 7/26/2015 (no longer held at fiscal year-end), and China Government Bond, 3.09% coupon, due 6/29/2020 (portfolio average weight of 1.89%). Positions that detracted most significantly from the Fund’s return included Kaisa Group Holdings Ltd., 6.875% coupon, due 4/22/2016 (no longer held at fiscal year-end), and Lafarge Shui On Cement Ltd., 9% coupon, due 11/14/2014 (no longer held at fiscal year-end).

Industry Breakdown (% of the Fund’s Net Assets) as of October 31, 2015
Sovereign	29.5
Banks	22.3
Real Estate	7.8
Diversified Financial Services	5.3
Multi-National	3.8
Electric	3.3
Telecommunications	3.0
Airlines	2.9
Auto Manufacturers	2.5
Private Equity	1.9
Machinery-Construction & Mining	1.9
Mining	1.9
Insurance	1.7
Oil & Gas	1.7
Food	1.7
Investment Companies	1.3
Computers	1.1
Lodging	1.0
Internet	1.0
Holding Companies-Diversified	0.9
Retail	0.9
Gas	0.4
Money Market Fund Plus Other Assets Less Liabilities	2.2

14

PowerShares Chinese Yuan Dim Sum Bond Portfolio (DSUM) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2015
Security
Banco BTG Pactual SA, GMTN, 4.100%, 03/26/16	4.6
China Government Bond, 2.600%, 11/22/16	2.9
Standard Chartered PLC, 2.625%, 05/31/16	2.9
Russian Agricultural Bank OJSC Via RSHB Capital SA, MTN, 3.600%, 02/04/16	2.9
Bank of Tokyo-Mitsubishi UFJ China Ltd., 3.050%, 05/26/17	2.8
China Government Bond, 1.400%, 08/18/16	2.6
Caisse d’Amortissement de la Dette Sociale, 3.800%, 02/06/17	1.9
Agricultural Bank of China Ltd., 3.200%, 11/28/15	1.9
Bank of Communications Co. Ltd., 3.300%, 03/20/16	1.9
Export-Import Bank of China (The), 3.000%, 05/14/16	1.9
Total	26.3

*	Excluding money market fund holdings.

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2015

	1 Year	3 Years Average Annualized	3 Years Cumulative	Fund Inception†
Index				Average Annualized	Cumulative
Citigroup Custom Dim Sum (Offshore CNY) Bond Index	0.13%	3.32%	10.29%	4.19%	18.33%
Fund
NAV Return	(0.71)	2.79	8.61	3.44	14.87
Market Price Return	(0.56)	2.42	7.44	2.35	9.99

Fund Inception: September 23, 2011

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.45% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its respective constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund and Index returns are based on the inception date of the Fund.

15

PCY	Manager’s Analysis
PowerShares Emerging Markets Sovereign Debt Portfolio (PCY)

As an index fund, the PowerShares Emerging Markets Sovereign Debt Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the DB Emerging Market USD Liquid Balanced Index (the “Index”). The Index measures potential returns of a theoretical portfolio of liquid U.S. dollar-denominated government bonds from emerging market countries. The Fund generally will invest at least 80% of its total assets in U.S. dollar-denominated government bonds, from emerging market countries that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, Deutsche Bank Securities Inc. (“DB”) selects one to three securities from each of the emerging market countries set forth below that (i) are denominated in U.S. dollars, (ii) are sovereign bonds, (iii) have at least three years to maturity, and (iv) have an outstanding float of at least $500 million. Historically, the Index has included bonds issued by the governments of Bulgaria, Brazil, Colombia, Croatia, El Salvador, Hungary, Indonesia, Lithuania, Mexico, Panama, Peru, the Philippines, Pakistan, Poland, Qatar, Russia, Romania, South Africa, South Korea, Turkey, Ukraine, Uruguay, Vietnam and Venezuela; however, this universe of countries may change in accordance with DB’s determination of eligible emerging market countries and there is no assurance that a particular country will be represented in the Index at any given time. The Fund employs a “sampling” methodology to attempt to track the Index, rather than full replication methodology.

For the fiscal year ended October 31, 2015, on a market price basis, the Fund returned 1.49%. On a net asset value (“NAV”) basis, the Fund returned 1.87%. During the same time period, the Index returned 2.24%. During the fiscal year, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the JP Morgan Emerging Market Bond Global Index (the “Benchmark Index”) returned (0.50)%. The Benchmark Index is an unmanaged index weighted by country, which limits weights of countries with higher debt outstanding, reallocating this excess to countries with lower debt outstanding, based on the average performance of approximately 500 securities.

The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the U.S. dollar-denominated bond market in emerging market countries. Relative to the Benchmark Index, the Fund was most overweight in the country of Lithuania and most underweight in the Latin America Bloc during the fiscal year ended October 31, 2015.The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to the Fund’s relative underweighting in Ukraine and Latin America.

For the fiscal year ended October 31, 2015, the country of Ukraine contributed most significantly to the Fund’s return, followed by the countries of Hungary and Qatar, respectively. The country of Brazil detracted most significantly from the Fund’s return, followed by the countries of Venezuela and El Salvador, respectively.

Positions that contributed most significantly to the Fund’s return included Ukraine Government, 7.75% coupon, due 9/23/2020 (portfolio average weight of 1.34%), and Ukraine Government, 7.95% coupon, due 2/23/2021 (portfolio average weight of 1.42%). Positions that detracted most significantly from the Fund’s return included Brazilian Government International Bond, 5.625% coupon, due 1/7/2041, (portfolio average weight of 1.26%), and Venezuela Government International Bond, 7.75% coupon, due 10/13/2019, (portfolio average weight of 0.81%).

16

PowerShares Emerging Markets Sovereign Debt Portfolio (PCY) (continued)

Country Breakdown (% of the Fund’s Net Assets) as of October 31, 2015
Ukraine	6.0
Russia	4.1
Qatar	3.7
Pakistan	3.6
Latvia	3.6
Lithuania	3.6
Poland	3.6
Romania	3.6
Philippines	3.5
Venezuela	3.5
Croatia	3.5
Panama	3.4
Serbia	3.4
Hungary	3.4
Slovenia	3.4
Sri Lanka	3.4
South Korea	3.4
Morocco	3.3
Turkey	3.3
Uruguay	3.3
Dominican Republic	3.3
South Africa	3.3
Indonesia	3.3
Peru	3.3
Mexico	3.2
Colombia	3.1
El Salvador	3.1
Brazil	3.0
Money Market Funds Plus Other Assets Less Liabilities	1.8

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2015
Security
Ukraine Government International Bond, 7.950%, 02/23/21	2.0
Ukraine Government International Bond, 7.500%, 04/17/23	2.0
Ukraine Government International Bond, 7.750%, 09/23/20	2.0
Republic of Latvia, 2.750%, 01/12/20	1.8
Republic of Latvia, 5.250%, 06/16/21	1.8
Romanian Government International Bond, MTN, 6.750%, 02/07/22	1.8
Romanian Government International Bond, MTN, 4.375%, 08/22/23	1.8
Morocco Government International Bond, 4.250%, 12/11/22	1.7
Morocco Government International Bond, 5.500%, 12/11/42	1.6
Russian Foreign Bond—Eurobond, 5.625%, 04/04/42	1.4
Total	17.9

*	Excluding money market fund holdings.

17

PowerShares Emerging Markets Sovereign Debt Portfolio (PCY) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2015

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception†
Index						Average Annualized	Cumulative
DB Emerging Markets USD Liquid Balanced Index	2.24%	2.11%	6.47%	5.89%	33.14%	8.06%	86.73%
JP Morgan Emerging Market Bond Global Index	(0.50)	1.29	3.91	4.69	25.77	6.77	69.49
Fund
NAV Return	1.87	1.42	4.32	4.96	27.39	6.91	71.36
Market Price Return	1.49	1.23	3.75	4.89	26.99	6.80	69.82

Fund Inception: October 11, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.50% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

18

PFEM	Manager’s Analysis
PowerShares Fundamental Emerging Markets Local Debt Portfolio (PFEM)

As an index fund, the PowerShares Fundamental Emerging Markets Local Debt Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Citi RAFI Bonds Sovereign Emerging Markets Extended Local Currency Index (the “Index”). The Fund generally will invest at least 80% of its total assets in the bonds issued by the national governments of emerging market countries that comprise the Index.

Research Affiliates LLC (“RA”) and Citigroup Index LLC (“Citigroup” and with RA, the “Index Provider”) jointly select the emerging market countries from a set of existing indices that Citigroup has produced that measure government bond markets. To be included in the Index, countries must have a minimum domestic sovereign debt rating of CC by Standard & Poor’s and Ca by Moody’s Investors Service, Inc, and must meet a minimum outstanding amount requirement. Strictly in accordance with its existing guidelines and mandated procedures, Citigroup selects bonds from the eligible emerging market countries for inclusion in the Index that have at least one year to maturity. Using RA’s proprietary weighting methodology, the Index Provider annually weights the bonds of each selected country in the Index based on that country’s economic strength: gross domestic product, population, land area, and energy consumption. The Fund employs a “sampling” methodology to attempt to track the Index, rather than full replication methodology, due to the large number of constituent securities in the Index.

For the fiscal year ended October 31, 2015, on a market price basis, the Fund returned (13.18)%. On a net asset value (“NAV”) basis, the Fund returned (12.48)%. During the same time period, the Index returned (12.24)%. The Fund’s performance differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, The BofA Merrill Lynch Local Debt Markets Plus Index (the “Benchmark Index”) returned (14.87)%. The Benchmark Index is an unmanaged index weighted by market capitalization and based on the average performance of approximately 390 securities. The adviser provided this additional comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of a local currency emerging market bond benchmark. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to constituency differences in countries and weightings.

For the fiscal year ended October 31, 2015, bonds from the country of Israel contributed most significantly to the Fund’s return, followed by the countries of the Philippines and South Korea, respectively. The country of Brazil detracted most significantly from the Fund’s return, followed by the countries of Colombia and Malaysia, respectively.

Positions that contributed most significantly to the Fund’s return included Russia Govt Bond—OFZ, 6.8% coupon, due 12/11/2019, a Russian bond (portfolio average weight of 4.77%), and Russia Govt Bond—OFZ, 7.6% coupon, due 7/20/2022, a Russian bond (portfolio average weight of 4.6%). Positions that detracted most significantly from the Fund’s return included Nota Do Tesouro Nacional, 10% coupon, due 1/1/2023, a Brazilian bond (portfolio average weight of 2.74%), and Nota Do Tesouro Nacional, 10% coupon, due 1/1/2021, a Brazilian bond (portfolio average weight of 4.26%).

Country Breakdown (% of the Fund’s Net Assets) as of October 31, 2015
Russia	10.9
Brazil	8.3
South Korea	8.2
Mexico	8.0
Indonesia	7.7
Philippines	4.7
Israel	4.4
Malaysia	4.4
Czech Republic	4.2
Thailand	4.1
Chile	4.0
Poland	4.0
Hungary	4.0
Turkey	3.9
Colombia	3.7
Peru	3.7
South Africa	3.7
China	3.6
Money Market Fund Plus Other Assets Less Liabilities	4.5

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2015
Security
Korea Treasury Bond, Series 2106, 4.250%, 06/10/21	6.9
Russian Federal Bond—OFZ, Series 6209, 7.600%, 07/20/22	4.5
Russian Federal Bond—OFZ, Series 6210, 6.800%, 12/11/19	4.3
Brazil Notas do Tesouro Nacional, Series NTNF, 10.000%, 01/01/21	4.2
Chile Government International Bond, 6.000%, 01/01/20	4.0
Indonesia Treasury Bond, Series FR40, 11.000%, 09/15/25	3.8
Israel Government Bond, Series 0122, 5.500%, 01/31/22	3.8
Mexican Bonos, Series M 20, 8.500%, 05/31/29	3.7
China Government Bond, 2.560%, 06/29/17	3.6
Mexican Bonos, Series M, 5.000%, 06/15/17	2.9
Total	41.7

*	Excluding money market fund holdings.

19

PowerShares Fundamental Emerging Markets Local Debt Portfolio (PFEM) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2015

	1 Year	Fund Inception†
Index		Average Annualized	Cumulative
Citi RAFI Bonds Sovereign Emerging Markets Extended Local Currency Index	(12.24)%	(9.22)%	(21.29)%
The BofA Merrill Lynch Local Debt Markets Plus Index	(14.87)	(9.76)	(22.45)
Fund
NAV Return	(12.48)	(9.89)	(22.75)
Market Price Return	(13.18)	(10.21)	(23.43)

Fund Inception: May 9, 2013

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.50% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

20

PHB	Manager’s Analysis
PowerShares Fundamental High Yield® Corporate Bond Portfolio (PHB)

As an index fund, the PowerShares Fundamental High Yield® Corporate Bond Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the RAFI® Bonds US High Yield 1-10 Index (the “Index”). The Fund generally will invest at least 80% of its total assets in high-yield corporate bonds that comprise the Index.

The Index is comprised of U.S. dollar-denominated bonds that are registered with the SEC or that are Rule 144A securities that provide for registration rights (issued after July 31, 2013) and whose issuers are public companies listed on a major U.S. stock exchange. Only investible, non-convertible, non-exchangeable, non-zero, fixed coupon high-yield corporate bonds qualify for inclusion in the Index. Bonds of foreign agencies, governments or supra-nationals, as well as those issuers that are not domiciled in the United States, are excluded from the Index. Ryan ALM, Inc. compiles and calculates the Index, which measures potential returns based on the Fundamental Index® methodology developed by Research Affiliates, LLC (the “Index Provider”). The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended October 31, 2015, on a market price basis, the Fund returned (0.75)%. On a net asset value (“NAV”) basis, the Fund returned (0.90)%. During the same time period, the Index returned 0.11%. The Fund’s performance differed from the return of the Index primarily due to due to fees, operating expenses and trading costs that the Fund incurred during the period, as well as the impact from security selection within the energy industry.

During this same time period, the Barclays U.S. Corporate High Yield Index (the “Benchmark Index”) returned (1.94)%. The Benchmark Index is an unmanaged index weighted by market capitalization and based on the average performance of approximately 2,190 securities. The adviser provided this additional comparative benchmark to help investors better understand how the investment results of the Fund compares to the performance of a broad-based U.S. high yield corporate bond benchmark.

Relative to the Benchmark Index, the Fund was most overweight in the retail industry and most underweight in the telecommunication services industry during the fiscal year ended October 31, 2015. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to the Fund’s overweight position in the retail industry and underweight position in the telecommunications services industry.

For the fiscal year ended October 31, 2015, the pharmaceuticals industry contributed most significantly to the Fund’s return,

followed by the transportation and retail industries, respectively. The oil & gas services industry detracted most significantly from the Fund’s return, followed by the energy and materials industries, respectively.

Positions that contributed most significantly to the Fund’s return included California Resources Corp., 6% coupon, due 11/15/2024 (portfolio average weight of 0.28%), and Chemours Co., 6.625% coupon, due 5/15/2023 (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return included Cliffs Natural Resources, Inc., 4.875% coupon, due 4/1/2021 (no longer held at fiscal year-end), and EP Energy LLC, 6.375% coupon, due 6/15/2023 (portfolio average weight of 0.01%).

21

PowerShares Fundamental High Yield® Corporate Bond Portfolio (PHB) (continued)

Industry Breakdown (% of the Fund’s Net Assets) as of October 31, 2015
Oil & Gas	9.6
Retail	7.3
Healthcare-Services	7.2
Telecommunications	6.0
Media	5.3
Electric	3.9
Commercial Services	3.8
Diversified Financial Services	3.6
Chemicals	3.5
Auto Parts & Equipment	2.8
REITs	2.8
Entertainment	2.7
Packaging & Containers	2.5
Pipelines	2.3
Home Builders	2.1
Food	2.1
Building Materials	2.0
Auto Manufacturers	2.0
Iron/Steel	1.8
Banks	1.8
Insurance	1.7
Electronics	1.5
Internet	1.5
Lodging	1.3
Computers	1.2
Semiconductors	1.1
Mining	1.1
Miscellaneous Manufacturing	1.1
Apparel	0.9
Airlines	0.9
Electrical Components & Equipment	0.9
Engineering & Construction	0.8
Advertising	0.7
Cosmetics/Personal Care	0.7
Distribution/Wholesale	0.7
Leisure Time	0.6
Beverages	0.6
Holding Companies-Diversified	0.6
Machinery-Diversified	0.6
Aerospace/Defense	0.6
Household Products/Wares	0.5
Oil & Gas Services	0.5
Office/Business Equipment	0.5
Housewares	0.4
Coal	0.4
Environmental Control	0.4
Machinery-Construction & Mining	0.4
Healthcare-Products	0.4

Industry Breakdown (% of the Fund’s Net Assets) as of October 31, 2015
Home Furnishings	0.3
Pharmaceuticals	0.2
Software	0.2
Transportation	0.2
Real Estate	0.1
Money Market Fund Plus Other Assets Less Liabilities	1.3

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2015
Security
Ally Financial, Inc., 8.000%, 03/15/20	1.3
General Motors Co., 3.500%, 10/02/18	1.0
General Motors Co., 4.875%, 10/02/23	1.0
Flextronics International Ltd., 5.000%, 02/15/23	0.9
US Airways Group, Inc., 6.125%, 06/01/18	0.9
Hertz Corp. (The), 6.750%, 04/15/19	0.9
HCA, Inc., 6.500%, 02/15/20	0.9
T-Mobile USA, Inc., 6.250%, 04/01/21	0.9
Williams Cos., Inc. (The), 4.550%, 06/24/24	0.8
CVS Health Corp., 4.750%, 12/01/22	0.8
Total	9.4
* Excluding money market fund holdings. Credit Quality Rating Breakdown* (% of the Fund’s Net Assets) as of October 31, 2015
AA	0.2
BBB+	0.8
BBB	0.9
BBB-	13.9
BB+	21.1
BB	15.7
BB-	20.2
B+	11.5
B	9.6
B-	4.7
CCC+	0.1
Money Market Fund Plus Other Assets Less Liabilities	1.3

*	Source: Standard & Poor’s. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to C (lowest); ratings are subject to change without notice. For more information on Standard & Poor’s rating methodology, please visit standardandpoors.com and select “Understanding Ratings” under Ratings Resources on the homepage.

22

PowerShares Fundamental High Yield® Corporate Bond Portfolio (PHB) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2015

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception†
Index						Average Annualized	Cumulative
Blended—RAFI® Bonds U.S. High Yield 1-10 Index††	0.11%	3.71%	11.55%	6.00%	33.80%	4.94%	46.74%
Barclays U.S. Corporate High Yield Index	(1.94)	4.15	12.97	6.18	34.98	7.69	80.35
RAFI® Bonds U.S. High Yield 1-10 Index	0.11	3.71	11.55	6.00	33.80	N/A	N/A
Fund
NAV Return	(0.90)	2.87	8.85	4.85	26.69	2.79	24.47
Market Price Return	(0.75)	2.85	8.81	4.80	26.43	2.47	21.41

Fund Inception: November 15, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.50% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index, Blended-Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index, Blended-Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index, Blended-Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index, Blended-Index and Benchmark Index returns are based on the inception date of the Fund.

††	The Blended-RAFI® Bonds US High Yield 1-10 Index is comprised of performance of the original underlying index from Fund inception through the conversion date, August 2, 2010, followed by the performance of the Index starting at the conversion date and through October 31, 2015.

23

PFIG	Manager’s Analysis
PowerShares Fundamental Investment Grade Corporate Bond Portfolio (PFIG)

As an index fund, the PowerShares Fundamental Investment Grade Corporate Bond Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the RAFI® Bonds US Investment Grade 1-10 Index (the “Index”). The Fund generally will invest at least 80% of its total assets in corporate bonds that comprise the Index.

The Index is comprised of U.S. dollar-denominated bonds that are registered with the U.S. Securities and Exchange Commission or that are Rule 144A securities that provide for registration rights (issued after July 31, 2013) and whose issuers are public companies listed on a major U.S. stock exchange. Only investible, non-convertible, non-exchangeable, non-zero, fixed coupon investment grade corporate bonds qualify for inclusion in the Index. Bonds of foreign agencies, governments or supra-nationals, as well as those issuers that are not domiciled in the United States are excluded from the Index. In determining each individual security’s relative weight within the Index, Research Affiliates, LLC utilizes four fundamental corporate accounting variables: book value of assets, gross sales, gross dividends and cash flow. A composite fundamental weight is calculated for each security by comparing its four fundamental variables against those of the other issuers in the Index universe.

For the fiscal year ended October 31, 2015, on a market price basis, the Fund returned 1.72%. On a net asset value (“NAV”) basis, the Fund returned 1.69%. During the same time period, the Index returned 2.18%. During the fiscal year, the Fund employed a “sampling” methodology to attempt to track the return of the Index, rather than a full replication methodology. The Fund’s performance differed from the return of the Index primarily due to due to fees and operating expenses that the Fund incurred during the period as well as the impact of the Fund’s sampling methodology.

During this same time period, the Barclays U.S. Corporate Index (the “Benchmark Index”) returned 1.05%. The Benchmark Index is an unmanaged index weighted by market capitalization and based on the average performance of approximately 5,630 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the broad- based U.S. corporate bond market.

Relative to the Benchmark Index, the Fund was most overweight in the software and services industry and most underweight in the banking industry during the fiscal year ended October 31, 2015. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to the Fund’s underweight position in the banking industry.

For the fiscal year ended October 31, 2015, the office REIT industry contributed most significantly to the Fund’s return,

followed by the consumer cyclical services and apartment REIT industries, respectively. The metals and mining industry detracted most significantly from the Fund’s return, followed by the construction machinery and midstream industries, respectively.

Positions that contributed most significantly to the Fund’s return included Safeway Inc, 3.95% coupon, due 8/15/2020 (no longer held), and Bunge Ltd. Finance Corp., 8.5% coupon, due 6/15/2019 (portfolio average weight of 0.23%). Positions that detracted most significantly from the Fund’s return included Freeport-McMoRan, Inc., 3.55% coupon, due 3/1/2022 (portfolio average weight of 0.27%), and Joy Global, Inc., 5.125% coupon, due 10/15/2021 (portfolio average weight of 0.25%).

24

PowerShares Fundamental Investment Grade Corporate Bond Portfolio (PFIG) (continued)

Industry Breakdown (% of the Fund’s Net Assets) as of October 31, 2015
Banks	9.7
Oil & Gas	7.2
Retail	6.6
Insurance	6.5
Pharmaceuticals	5.8
Electric	4.6
Diversified Financial Services	3.4
Aerospace/Defense	3.3
REITs	3.3
Media	3.1
Chemicals	3.0
Semiconductors	3.0
Telecommunications	2.9
Computers	2.6
Agriculture	2.4
Food	2.3
Healthcare-Services	2.2
Transportation	2.0
Software	1.9
Healthcare-Products	1.6
Beverages	1.6
Miscellaneous Manufacturing	1.5
Internet	1.5
Oil & Gas Services	1.5
Pipelines	1.3
Cosmetics/Personal Care	1.1
Auto Manufacturers	0.9
Biotechnology	0.9
Commercial Services	0.9
Electronics	0.8
Machinery-Diversified	0.8
Forest Products & Paper	0.7
Household Products/Wares	0.6
Office/Business Equipment	0.6
Auto Parts & Equipment	0.6
Machinery-Construction & Mining	0.6
Mining	0.5
Apparel	0.4
Electrical Components & Equipment	0.3
Environmental Control	0.3
Water	0.3
Iron/Steel	0.3
Real Estate	0.3
Housewares	0.3
Gas	0.3
Lodging	0.3
Textiles	0.3
Leisure Time	0.3
Distribution/Wholesale	0.3

Industry Breakdown (% of the Fund’s Net Assets) as of October 31, 2015
Toys/Games/Hobbies	0.3
Metal Fabricate/Hardware	0.3
Hand/Machine Tools	0.3
Engineering & Construction	0.2
Advertising	0.1
Money Market Fund Plus Other Assets Less Liabilities	1.3

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2015
Security
Wal-Mart Stores, Inc., 3.250%, 10/25/20	1.0
Mondelez International, Inc., 4.125%, 02/09/16	0.9
Citigroup, Inc., 6.125%, 11/21/17	0.8
Jefferies Group LLC, 6.875%, 04/15/21	0.7
Verizon Communications, Inc., 5.150%, 09/15/23	0.7
Hartford Financial Services Group, Inc. (The), 5.125%, 04/15/22	0.7
Marsh & McLennan Cos., Inc., 4.800%, 07/15/21	0.6
Marathon Petroleum Corp., 5.125%, 03/01/21	0.6
Kimberly-Clark Corp., 6.125%, 08/01/17	0.6
Amgen, Inc., 3.875%, 11/15/21	0.6
Total	7.2
* Excluding money market fund holdings. Credit Quality Rating Breakdown* (% of the Fund’s Net Assets) as of October 31, 2015
AAA	1.2
AA+	1.7
AA	3.4
AA-	4.7
A+	6.9
A	15.8
A-	17.8
BBB+	17.6
BBB	18.5
BBB-	11.1
Money Market Fund Plus Other Assets Less Liabilities	1.3

*	Source: Standard & Poor’s. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to C (lowest); ratings are subject to change without notice. For more information on Standard & Poor’s rating methodology, please visit standardandpoors.com and select “Understanding Ratings” under Ratings Resources on the homepage.

25

PowerShares Fundamental Investment Grade Corporate Bond Portfolio (PFIG) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2015

	1 Year	3 Years Average Annualized	3 Years Cumulative	Fund Inception†
Index				Average Annualized	Cumulative
RAFI® Bonds U.S. Investment Grade 1-10 Index	2.18%	1.98%	6.06%	3.49%	15.19%
Barclays U.S. Corporate Index	1.05	1.93	5.91	4.31	19.01
Fund
NAV Return	1.69	1.61	4.92	2.91	12.56
Market Price Return	1.72	1.63	4.96	2.98	12.87

Fund Inception: September 15, 2011

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.22% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

26

PGHY	Manager’s Analysis
PowerShares Global Short Term High Yield Bond Portfolio (PGHY)

As an index fund, the PowerShares Global Short Term High Yield Bond Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the DB Global Short Maturity High Yield Bond Index (the “Index”). The Fund generally invests at least 80% of its total assets in U.S. and foreign short-term, non- investment grade bonds included in the Index, all of which are denominated in U.S. dollars.

Strictly in accordance with its guidelines and mandated procedures, Deutsche Bank Securities Inc. (“DB” or the “Index Provider”) selects such bonds issued by corporations, as well as sovereign, sub-sovereign, or quasi-government entities, from a universe of eligible securities for inclusion in the Index that (i) are denominated in U.S. dollars; (ii) are rated below “investment grade” (i.e., have a “composite rating” from DB of no greater than “BB+,” but no less than “C”); (iii) have three years or less to maturity; and (iv) have a fixed coupon.

Eligible bonds must be rated by at least one of Standard & Poor’s Ratings Group, a division of The McGraw-Hill Companies, Inc., Moody’s Investors Service, Inc. or Fitch Ratings Inc. DB converts all available ratings for each bond into a numerical score, and then calculates an average score for each bond from those available ratings that corresponds to DB’s “composite rating” system. Eligible bonds include either “short-term” bonds (i.e., bonds that have three years or less until maturity from the date they were issued) or “long-term seasoned” bonds (i.e., bonds that had a maturity longer than three years at the date they were issued, but currently have three years or less until maturity). To be eligible for inclusion in the Index, a “short-term” bond (excluding Eurodollar bonds) must have a minimum amount outstanding of at least $100 million, and a “long-term seasoned” bond (excluding Eurodollar bonds) must have a minimum amount outstanding of at least $250 million. Short-term Eurodollar bonds must have more than $200 million outstanding and long-term seasoned Eurodollar bonds must have more than $350 million outstanding. The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended October 31, 2015, on a market price basis, the Fund returned 1.61%. On a net asset value (“NAV”) basis, the Fund returned 1.84%. During the same time period, the Index returned 2.09%. The Fund employed a “sampling” methodology to attempt to track the Index, rather than a full replication methodology, due to relative illiquidity of the constituent securities of the Index. The Fund’s performance differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, The BofA Merrill Lynch 0-5 Year US High Yield Constrained Index (the “Benchmark Index”) returned

(2.27)%. The Benchmark Index is an unmanaged index weighted by market capitalization and based on the average performance of approximately 970 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the U.S. Dollar-denominated short-term high yield corporate bond market.

Relative to the Benchmark Index, the Fund was most overweight in the banks industry and most underweight in the media industry during the fiscal year ended October 31, 2015. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to the Fund’s relative overweight position in the banks industry.

For the fiscal year ended October 31, 2015, the banks industry contributed most significantly to the Fund’s return, followed by the sovereign and telecommunications industries, respectively. The oil & gas industry detracted most significantly from the Fund’s return, followed by the forest products & paper and software industries, respectively.

Positions that contributed most significantly to the Fund’s return included Ukraine Government, 6.58% coupon, due 11/21/2016, a sovereign bond (portfolio average weight of 0.54%), and Argentina Bonar Bonds, Series X, 7% coupon, due 4/17/2017, a sovereign bond (portfolio average weight of 0.49%). Positions that detracted most significantly from the Fund’s return included Sabine Oil & Gas Corp., 9.75% coupon, due 2/15/2017, an oil & gas company (no longer held at fiscal year-end), and Swift Energy Co., 7.125% coupon, due 6/1/2017, an oil & gas company (portfolio average weight of 0.23%).

27

PowerShares Global Short Term High Yield Bond Portfolio (PGHY) (continued)

Industry Breakdown (% of the Fund’s Net Assets) as of October 31, 2015
Banks	13.0
Sovereign	12.7
Diversified Financial Services	10.1
Oil & Gas	8.7
Telecommunications	7.0
Home Builders	4.2
Iron/Steel	3.4
Electric	3.1
Lodging	2.7
Building Materials	2.1
Machinery-Diversified	2.0
Packaging & Containers	1.9
Healthcare-Services	1.7
Media	1.7
REITs	1.7
Transportation	1.5
Retail	1.5
Real Estate	1.5
Food	1.4
Commercial Services	1.3
Mining	1.3
Pipelines	1.3
Beverages	1.2
Leisure Time	1.1
Coal	1.1
Chemicals	1.0
Forest Products & Paper	0.8
Miscellaneous Manufacturing	0.8
Electrical Components & Equipment	0.7
Investment Companies	0.7
Software	0.6
Engineering & Construction	0.6
Pharmaceuticals	0.4
Insurance	0.4
Semiconductors	0.4
Electronics	0.3
Auto Parts & Equipment	0.2
Money Market Fund Plus Other Assets Less Liabilities	3.9

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2015
Security
Lebanon Government International Bond, 11.625%, 05/11/16	1.7
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC, 6.493%, 02/02/16	1.7
VimpelCom Holdings BV, 6.255%, 03/01/17	1.2
Jordan Government International Bond, 3.875%, 11/12/15	1.1
Navient Corp., MTN, 6.000%, 01/25/17	1.0
First Tennessee Bank NA, Series BKNT, 5.650%, 04/01/16	0.9
Sprint Communications, Inc., 6.000%, 12/01/16	0.9
KB Home, 9.100%, 09/15/17	0.8
MGM Resorts International, 10.000%, 11/01/16	0.8
MGM Resorts International, 7.625%, 01/15/17	0.8
Total	10.9

*	Excluding money market fund holdings.

28

PowerShares Global Short Term High Yield Bond Portfolio (PGHY) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2015

		Fund Inception†
Index	1 Year	Average Annualized	Cumulative
DB Global Short Maturity High Yield Bond Index	2.09%	3.57%	8.64%
The BofA Merrill Lynch 0-5 Year US High Yield Constrained Index	(2.27)	2.48	5.97
Fund
NAV Return	1.84	2.53	6.09
Market Price Return	1.61	2.39	5.74

Fund Inception: June 20, 2013

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.35% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

29

PICB	Manager’s Analysis
PowerShares International Corporate Bond Portfolio (PICB)

As an index fund, the PowerShares International Corporate Bond Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the S&P International Corporate Bond Index® (Net) (the “Index”). The Fund generally will invest at least 80% of its total assets in investment grade corporate bonds that comprise the Index.

The Index measures the performance of investment grade corporate bonds issued in the following currencies of Group of Ten countries, excluding the U.S. Dollar (USD): Australia Dollar (AUD), British Pound (GBP), Canadian Dollar (CAD), Euro (EUR), Japanese Yen (JPY), New Zealand Dollar (NZD), Norwegian Krone (NOK), Swedish Krona (SEK) and Swiss Franc (SFR). Standard & Poor’s (the “Index Provider”) constructs the Index from investment grade corporate bonds denominated in the currencies noted above. The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended October 31, 2015, on a market price basis, the Fund returned (7.94)%. On a net asset value (“NAV”) basis, the Fund returned (7.73)%. During the same time period, the Index returned (7.83)%. The Fund’s performance differed from the return of the Index primarily as a result of the sampling methodology employed.

Positions that contributed most significantly to the Fund’s return included BNP Paribas, 2.50% coupon, due 8/23/2019 (portfolio average weight of 0.31%), and ADIF Alta Velocidad, 3.50% coupon, due 5/27/2024 (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return included Toronto-Dominion Bank, 3.226% coupon, due 7/24/2024 (portfolio average weight of 0.03%), and Bank of Nova Scotia, 2.13% coupon, due 6/15/2020 (average portfolio weight of 0.03%).

Industry Breakdown (% of the Fund’s Net Assets) as of October 31, 2015
Banks	46.0
Electric	14.5
Telecommunications	7.6
Oil & Gas	5.5
Pharmaceuticals	2.9
Insurance	2.2
Mining	2.2
Gas	1.8
Auto Manufacturers	1.8
Agriculture	1.7
Engineering & Construction	1.6
Water	1.3
Beverages	1.3
Diversified Financial Services	1.2
Commercial Services	1.0
Media	0.9
Food	0.9
Miscellaneous Manufacturing	0.7
Transportation	0.5
Sovereign	0.5
Home Furnishings	0.5
Healthcare-Services	0.4
Real Estate	0.3
Savings & Loans	0.3
Holding Companies-Diversified	0.2
Pipelines	0.2
Chemicals	0.2
Computers	0.1
Money Market Fund Plus Other Assets Less Liabilities	1.7

30

PowerShares International Corporate Bond Portfolio (PICB) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2015
Security
Lloyds Bank PLC, EMTN, 7.625%, 04/22/25	1.3
Barclays Bank PLC, EMTN, 10.000%, 05/21/21	1.0
Enel Finance International NV, EMTN, 5.625%, 08/14/24	1.0
Engie SA, EMTN, 2.375%, 05/19/26	0.9
Electricite de France SA, EMTN, 5.500%, 10/17/41	0.9

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2015
HSBC Holdings PLC, EMTN, 5.750%, 12/20/27	0.9
Electricite de France SA, EMTN, 6.125%, 06/02/34	0.8
Heathrow Funding Ltd., EMTN, 6.750%, 12/03/26	0.8
E.ON International Finance BV, EMTN, 5.875%, 10/30/37	0.8
Enel SpA, EMTN, 5.750%, 06/22/37	0.8
Total	9.2

*	Excluding money market fund holdings.

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2015

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception†
Index						Average Annualized	Cumulative
S&P International Corporate Bond Index (Net)®††	(7.83)%	(1.27)%	(3.76)%	1.08%	5.51%	3.77%	22.13%
Fund
NAV Return	(7.73)	(1.05)	(3.13)	1.26	6.47	3.90	23.00
Market Price Return	(7.94)	(1.28)	(3.80)	1.11	5.69	3.72	21.83

Fund Inception: June 3, 2010

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.50% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in their respective constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund and Index returns are based on the inception date of the Fund.

††	Reflects invested dividends net of withholding taxes.

31

LDRI	Manager’s Analysis
PowerShares LadderRite 0-5 Year Corporate Bond Portfolio (LDRI)

As an index fund, the PowerShares LadderRite 0-5 Year Corporate Bond Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the NASDAQ LadderRite® 0-5 Year USD Corporate Bond Index (the “Index”). The Fund generally will invest at least 80% of its total assets in U.S. and foreign investment grade corporate bonds that comprise the Index. The Index measures potential returns of a theoretical portfolio of fixed income securities with a yield curve based upon remaining effective terms to maturity of five years or less.

NASDAQ OMX Group, Inc., the Index provider, selects such bonds issued by companies domiciled in the U.S. and other developed countries for inclusion in the Index that: (i) are denominated in U.S. dollars; (ii) pay fixed amounts of taxable interest; (iii) are rated as “investment grade” by at least one of Standard & Poor’s Ratings Group, a division of The McGraw-Hill Companies, Inc. (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch Ratings Inc. (“Fitch”) (i.e., have a grade of BBB- or higher from Fitch or S&P or of Baa3 or higher from Moody’s); (iv) have an outstanding face value of at least $500 million; and (v) have five years or less to maturity. Bonds must have an initial term to maturity of at least one year to be eligible for inclusion in the Index. The Index may include bonds from companies domiciled in the U.S., Canada, Japan, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom. The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended October 31, 2015, on a market price basis, the Fund returned 1.76%. On a net asset value (“NAV”) basis, the Fund returned 1.48%. During the same time period, the Index returned 1.46%. The Fund employed a “sampling” methodology to attempt to track the Index, rather than a full replication methodology; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to this sampling.

During this same time period, The BofA Merrill Lynch 0-5 US Corporate Index (the “Benchmark Index”) returned 1.43%. The Benchmark Index is an unmanaged index weighted by capitalization and based on current amount outstanding times the market price plus accrued interest based on the average performance of approximately 3,200 securities.

The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the short-term investment grade U.S. corporate bond market. Relative to the Benchmark Index, the Fund was most overweight in the mining industry and most underweight in the capital goods industry during the fiscal year ended October 31, 2015. A part of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to the Fund’s relative overweight in the mining industry and relative underweight in the software industry.

Positions that contributed most significantly to the Fund’s return included Amgen, Inc., 5.7% coupon, due 2/1/2019 (portfolio average weight of 0.38%), and HP INC, 5.5% coupon, due 3/1/2018 (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return included BNP Paribas SA (France), 2.45% coupon, due 3/17/2019 (portfolio average weight of 0.35%), and Comcast Corp., 5.7% coupon, due 7/1/2019 (portfolio average weight of 0.39%).

Industry Breakdown (% of the Fund’s Net Assets) as of October 31, 2015
Banks	29.6
Media	8.2
Diversified Financial Services	8.0
Telecommunications	6.0
Oil & Gas	5.3
Electric	3.9
Mining	3.8
Pharmaceuticals	3.4
Chemicals	3.2
Oil & Gas Services	2.8
Beverages	2.2
Food	2.1
Semiconductors	1.9
Auto Manufacturers	1.9
Healthcare-Products	1.8
Biotechnology	1.8
Retail	1.8
Machinery-Diversified	1.7
Pipelines	1.7
REITs	1.7
Insurance	1.6
Healthcare-Services	1.6
Aerospace/Defense	1.6
Money Market Fund Plus Other Assets Less Liabilities	2.4

32

PowerShares LadderRite 0-5 Year Corporate Bond Portfolio (LDRI) (continued)

Credit Quality Rating Breakdown* (% of the Fund’s Net Assets) as of October 31, 2015
AAA	1.6
AA+	1.7
AA	1.6
AA-	3.4
A+	7.2
A	18.1
A-	23.2
BBB+	12.7
BBB	13.4
BBB-	12.8
Not Rated	1.9
Money Market Fund Plus Other Assets Less Liabilities	2.4

*	Source: Standard & Poor’s. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to C (lowest); ratings are subject to change without notice. For more information on Standard & Poor’s rating methodology, please visit standardandpoors.com and select “Understanding Ratings” under Ratings Resources on the homepage.

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2015
Security
Citigroup, Inc., 8.500%, 05/22/19	2.3
Anheuser-Busch InBev Worldwide, Inc., 7.750%, 01/15/19	2.2
Entergy Texas, Inc., 7.125%, 02/01/19	2.2
JPMorgan Chase & Co., 6.300%, 04/23/19	2.2
Orange SA, 5.375%, 07/08/19	2.1
Comcast Corp., 6.300%, 11/15/17	2.1
Mondelez International, Inc., 6.125%, 02/01/18	2.1
AT&T, Inc., 5.500%, 02/01/18	2.1
Bank of America Corp., 6.000%, 09/01/17	2.1
Air Lease Corp., 5.625%, 04/01/17	2.0
Total	21.4

*	Excluding money market fund holdings.

33

PowerShares LadderRite 0-5 Year Corporate Bond Portfolio (LDRI) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2015

		Fund Inception†
Index	1 Year	Average Annualized	Cumulative
NASDAQ LadderRite® 0-5 Year USD Corporate Bond Index	1.46%	1.55%	1.76%
The BofA Merrill Lynch 0-5 US Corporate Index	1.43	1.55	1.76
Fund
NAV Return	1.48	1.49	1.70
Market Price Return	1.76	1.77	2.02

Fund Inception: September 10, 2014

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.22% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

34

PZA	Manager’s Analysis
PowerShares National AMT-Free Municipal Bond Portfolio (PZA)

As an index fund, the PowerShares National AMT-Free Municipal Bond Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of The BofA Merrill Lynch National Long-Term Core Plus Municipal Securities Index (the “Index”). The Fund generally will invest at least 80% of its total assets in municipal securities that comprise the Index and that are also exempt from the federal alternative minimum tax.

Merrill Lynch, Pierce, Fenner & Smith Incorporated is the Index provider for the Index. The Index is designed to track the performance of U.S. dollar-denominated, investment grade, tax- exempt debt publicly issued by U.S. states or territories, or their political subdivisions, in the U.S. domestic market with a term of at least 15 years remaining to final maturity. The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended October 31, 2015, on a market price basis, the Fund returned 3.32%. On a net asset value (“NAV”) basis, the Fund returned 3.41%. During the same time period, the Index returned 3.69%. The Fund’s performance differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the Barclays Municipal Bond 20 Year Index (the “Benchmark Index”) returned 3.33%. The Benchmark Index is an unmanaged index weighted by market capitalization. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of insured municipal securities with maturities of 17 to 22 years.

Relative to the Benchmark Index, the Fund was most overweight in the state of Pennsylvania and most underweight in the state of Massachusetts during the fiscal year ended October 31, 2015. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to security selection.

For the fiscal year ended October 31, 2015, the state of Georgia contributed most significantly to the Fund’s return, followed by Puerto Rico and the state of Arizona, respectively. The state of New York detracted most significantly from the Fund’s return, followed by the states of California and Pennsylvania, respectively.

Positions that contributed most significantly to the Fund’s return included Georgia State Higher Education Facilities Auth. Rev. (USG Real Estate III), 5% coupon, due 6/15/2038 (portfolio average weight of 0.33%), and California State Various Purpose Ser. 10, 5.5% coupon, due 3/1/2040 (portfolio average weight of 1.19%). Positions that detracted most significantly from the Fund’s return included New York State Dormitory Authority State

Personal Income Tax Rev. Ref. Ser. 15A, 5% coupon, due 3/15/2035 (portfolio average weight of 0.84%), and Chicago Illinois Wastewater Transmission Rev. (Second Lien) Ser. 12, 5% coupon, due 1/1/2037 (portfolio average weight of 3.12%).

State and Territory Breakdown (% of the Fund’s Net Assets) as of October 31, 2015
Alabama	4.2
California	19.0
Florida	6.1
Illinois	4.7
New Jersey	3.3
New York	19.3
Pennsylvania	7.8
Georgia	3.1
Texas	6.2
Other States Less Than 3% Each	23.5
Other Assets Less Liabilities	2.8

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of October 31, 2015
Security
Sales Tax Asset Receivables Corp. Ref. (Fiscal 2015) Ser. 14A, 4.000%, 10/15/32	3.2
Chicago Illinois Wastewater Transmission Rev. (Second Lien) Ser. 12 AGM, 5.000%, 01/01/37	2.9
Miami-Dade County Florida Water & Sewer System Rev. Ser. 10 AGC, 5.000%, 10/01/29	2.5
City of Jasper Alabama Ser. 14 BAM, 5.000%, 03/01/44	2.5
Inland Valley California Development Successor Agency Tax Allocation Ref. Ser.14A AGM, 5.000%, 09/01/44	2.1
North Texas Tollway Auth. Rev. Ref. System (First Tier) Ser. 08K-1 AGC, 5.750%, 01/01/38	2.0
Pennsylvania State Turnpike Commission Rev. Ser. 14B, 5.250%, 12/01/39	1.9
New Jersey State Transportation Trust Fund Auth. (Transit System) Ser. 08A AGC, 5.500%, 12/15/38	1.8
Metropolitan Transportation Auth. New York Rev. Ser.13A-1, 5.000%, 11/15/40	1.6
California State Various Purpose Ser. 10, 5.500%, 03/01/40	1.5
Total	22.0

35

PowerShares National AMT-Free Municipal Bond Portfolio (PZA) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2015

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception†
Index						Average Annualized	Cumulative
Blended—The BofA Merrill Lynch National Long-Term Core Plus Municipal Securities Index††	3.69%	4.04%	12.60%	5.47%	30.53%	5.22%	50.60%
Barclays Municipal Bond 20-Year Index	3.33	3.61	11.22	5.44	30.30	5.59	54.97
The BofA Merrill Lynch National Long-Term Core Plus Municipal Securities Index††	3.69	N/A	N/A	N/A	N/A	N/A	N/A
Fund
NAV Return	3.41	3.16	9.77	4.97	27.43	4.57	43.31
Market Price Return	3.32	3.16	9.78	5.00	27.62	4.48	42.30

Fund Inception: October 11, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently, or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.28% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index, Blended-Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities.

Index, Blended-Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index, Blended-Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

+	Fund, Index, Blended-Index and Benchmark Index returns are based on the inception date of the Fund.

++”3	Years”, “5 Years” and “Fund Inception” performance for the Index is not available because the Index did not commence until March 4, 2013. The Blended-BofA Merrill Lynch National Long-Term Core Plus Municipal Securities Index is comprised of the performance of the BofA Merrill Lynch National Insured Long-Term Core Municipal Securities Index the Fund’s underlying index, from Fund inception through the conversion date, May 29, 2009, followed by the performance of the BofA Merrill Lynch National Insured Long-Term Core Plus Municipal Securities Index, the Fund’s underlying index for the period May 29, 2009 through July 8, 2014, followed by the performance of the Index for the period July 8, 2014 through October 31, 2015.

36

PZT	Manager’s Analysis
PowerShares New York AMT-Free Municipal Bond Portfolio (PZT)

As an index fund, the PowerShares New York AMT-Free Municipal Bond Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of The BofA Merrill Lynch New York Long-Term Core Plus Municipal Securities Index (the “Index”). The Fund generally will invest at least 80% of its total assets in municipal securities that comprise the Index and that are also exempt from federal alternative minimum tax.

Merrill Lynch, Pierce, Fenner & Smith Incorporated is the Index provider for the Index. The Index is designed to track the performance of U.S. dollar-denominated, investment grade, tax- exempt debt publicly issued by New York or any U.S. territory or their political subdivisions in the U.S. domestic market with a term of at least 15 years remaining to final maturity. The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended October 31, 2015, on a market price basis, the Fund returned 2.77%. On a net asset value (“NAV”) basis, the Fund returned 2.64%. During the same time period, the Index returned 3.75%. The Fund’s performance differed from the return of the Index primarily due to the Fund having a shorter duration compared to the Index, fees, operating expenses, and transaction costs the Fund incurred related to monthly index rebalances, and it’s “sampling” methodology.

During this same time period, the Barclays Municipal Bond 20- Year Index (the “Benchmark Index”) returned 3.33%. The Benchmark Index is an unmanaged index weighted by market capitalization. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of municipal securities with maturities of 17 to 22 years.

Relative to the Benchmark Index, the Fund was most overweight in the U.S. territory of Puerto Rico and most underweight in the state of New York during the fiscal year ended October 31, 2015. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to fees and operating expenses and transaction costs incurred by the Fund.

For the fiscal year ended October 31, 2015, the U.S. territory of Guam revenue type contributed most significantly to the Fund’s return, followed by the state of New York and the U.S. territory of Puerto Rico revenue types, respectively. There were no detracting revenue types.

Positions that contributed most significantly to the Fund’s return included Puerto Rico Commonwealth Public Improvement Ref. Ser. 07A-4, 5% coupon, due 7/1/2031 (portfolio average weight of 1.56%), and Puerto Rico Sales Tax Financing Corp. Sales Tax Rev. (First Sub.-Ser.) 10C, 5.125% coupon, due 8/1/2042

(portfolio average weight of 2.69%). Positions that detracted most significantly from the Fund’s return included New York State Dormitory Auth. Rev. Non State Supported Debt Ref. (NYU Hospitals Center) Ser. 15, 5.0% coupon, due 7/1/2034 (portfolio average weight of 2.78%), and New York State Dormitory Auth. Rev. (New York University) Ser. 01, 5.5% coupon, due 7/1/2040 (portfolio average weight of 3.95%).

Revenue Type Breakdown (% of the Fund’s Net Assets) as of October 31, 2015
College Revenue	17.6
Electric Power Revenue	17.3
Miscellaneous Revenue	11.2
Sales Tax Revenue	9.2
Income Tax Revenue	7.0
Port, Airport & Marina Revenue	6.5
Ad Valorem Property Tax	5.5
Health, Hospital, Nursing Home Revenue	5.5
Recreational Revenue	4.6
Transit Revenue	4.6
Hotel Occupancy Tax	4.2
Sewer Revenue	4.2
Highway Tolls Revenue	1.3
Other Assets Less Liabilities	1.3

37

PowerShares New York AMT-Free Municipal Bond Portfolio (PZT) (continued)

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of October 31, 2015
Security
Long Island Power Auth. New York Electric Systems Rev. General Ser. 08A BHAC, 5.500%, 05/01/33	11.3
New York State Dormitory Auth. Rev. (The New School) Ser. 10 AGM, 5.500%, 07/01/43	5.7
New York City Industrial Development Agency Rev. Queens Baseball Stadium (Pilot) Ser. 09 AGC, 6.500%, 01/01/46	5.6
New York City Industrial Development Agency Rev. Yankee Stadium (Pilot) Ser. 09 AGC, 7.000%, 03/01/49	4.6
New York State Dormitory Auth. Rev. Non-State Supported Debt Ref. (Icahn School of Medicine at Mount Sinai) Ser. 15A, 5.000%, 07/01/35	4.3

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of October 31, 2015
Sales Tax Asset Receivables Corp. Ref. (Fiscal 2015) Ser. 14A, 4.000%, 10/15/32	4.3
New York State Convention Center Development Corp. Rev. Ref. (Hotel Unit Fee Secured) Ser. 15, 5.000%, 11/15/40	4.2
New York City Municipal Finance Auth. Water & Sewer System Rev. Ser. 07AA NATL, 4.750%, 06/15/33	4.2
New York State Ref. (Fiscal 2015) Ser. 14A, 5.000%, 08/01/32	4.0
New York State Dormitory Auth. Rev. (New York University) Ser. 01 AMBAC, 5.500%, 07/01/40	3.9
Total	52.1

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2015

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception†
Index						Average Annualized	Cumulative
Blended—The BofA Merrill Lynch New York Long-Term Core Plus Municipal Securities Index††	3.75%	3.75%	11.66%	4.90%	27.03%	4.76%	45.48%
Barclays Municipal Bond 20-Year Index	3.33	3.61	11.22	5.44	30.30	5.59	54.97
The BofA Merrill Lynch New York Long-Term Core Plus Municipal Securities Index††	3.75	N/A	N/A	N/A	N/A	N/A	N/A
Fund
NAV Return	2.64	2.87	8.85	4.33	23.63	3.94	36.52
Market Price Return	2.77	2.69	8.30	4.26	23.20	3.77	34.72

38

PowerShares New York AMT-Free Municipal Bond Portfolio (PZT) (continued)

Fund Inception: October 11, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently, or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.28% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index, Blended-Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities.

Index, Blended-Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index, Blended-Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

+	Fund, Index, Blended-Index and Benchmark Index returns are based on the inception date of the Fund.

++”3	Years”, “5 Years” and “Fund Inception” performance for the Index is not available because the Index did not commence until February 12, 2013.The Blended-BofA Merrill Lynch New York Long-Term Core Plus Municipal Securities Index is comprised of the performance of the BofA Merrill Lynch New York Insured Long-Term Core Municipal Securities Index the Fund’s underlying index, from Fund inception through the conversion date, May 29, 2009, followed by the performance of the BofA Merrill Lynch New York Insured Long-Term Core Plus Municipal Securities Index, the Fund’s underlying index for the period May 29, 2009 through July 8, 2014, followed by the performance of the Index for the period July 8, 2014 through October 31, 2015.

39

PGX	Manager’s Analysis
PowerShares Preferred Portfolio (PGX)

As an index fund, the PowerShares Preferred Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of The BofA Merrill Lynch Core Plus Fixed Rate Preferred Securities Index (the “Index”). The Fund generally will invest at least 80% of its total assets in fixed-rate U.S. dollar-denominated preferred securities that comprise the Index.

The Index is a market capitalization-weighted index designed to reflect the total return performance of the fixed-rate U.S. dollar- denominated preferred securities market. The Index includes both traditional and other preferred securities, including preferred securities issued by foreign companies in the form of American Depositary Receipts, as well as senior and subordinated debt securities. Unlisted preferred securities are excluded from the Index, but unlisted senior or subordinated debt-like securities are eligible for inclusion. The Index may include Rule 144A securities. Strictly in accordance with its guidelines and mandated procedures, Merrill Lynch, Pierce, Fenner & Smith Incorporated (“BofA Merrill Lynch” or the “Index Provider”) selects securities for the Index using a rules-based methodology. Qualifying securities must be rated at least B3 (based on an average of Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”), and Fitch Ratings, Inc. (“Fitch”)) and must have an investment grade country risk profile (based on an average of Moody’s, S&P and Fitch foreign currency long-term sovereign debt ratings). The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended October 31, 2015, on a market price basis, the Fund returned 7.43%. On a net asset value (“NAV”) basis, the Fund returned 7.66%. During the same time period, the Index returned 8.33%. During the fiscal year, the Fund employed a “sampling” methodology to attempt to track the Index, rather than a full replication methodology, due to relative illiquidity of the constituent securities of the Index. The Fund’s performance differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period as well as the use of such “sampling” methodology.

During this same time period, the S&P U.S. Preferred Stock Index (the “Benchmark Index”) returned 5.53%. The Benchmark Index is an unmanaged index weighted by modified market capitalization based on the average performance of approximately 285 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the preferred stock market, which includes convertible preferred stocks. The Fund’s performance differed from the return of the Benchmark Index primarily due to the Fund larger allocation to the banks and insurance industries. Positions that contributed most significantly to the Fund’s return included Barclays Bank PLC, 8.125% coupon, due 12/31/2049, a banks company (portfolio average weight of 3.87%), and HSBC Holdings PLC, 8.125% coupon, due 12/31/2049, a banks company (portfolio average weight of 2.64%). Positions that detracted most significantly from the Fund’s return included JPMorgan Chase & Co., 6.7% coupon, due 4/2/2040, a banks company (no longer held at fiscal year-end), and Navient Corp., 6.0% coupon, due 12/15/2043, a consumer finance company (portfolio average weight of 0.22%).

Industry Breakdown (% of the Fund’s Net Assets) as of October 31, 2015
Banks	45.7
Capital Markets	15.8
Insurance	11.0
Real Estate Investment Trusts	9.3
Electric Utilities	5.3
Consumer Finance	4.4
Diversified Telecommunication Services	3.1
Industrial Conglomerates	1.6
Wireless Telecommunication Services	1.1
Commercial Services & Supplies	0.7
Multi-Utilities	0.7
Machinery	0.6
Media	0.2
Chemicals	0.1
Thrifts & Mortgage Finance	0.1
Oil, Gas & Consumable Fuels	0.0
Money Market Funds Plus Other Assets Less Liabilities	0.3

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2015
Security
Barclays Bank PLC, 8.13%, Series 5	3.9
HSBC Holdings PLC, 8.00%, Series 2	2.9
Wells Fargo & Co., 8.00%, Series J	2.8
HSBC Holdings PLC, 8.13%	2.7
Deutsche Bank Contingent Capital Trust V, 8.05%	2.5
Morgan Stanley, 6.38%, Series I	1.8
BB&T Corp., 5.63%, Series E	1.7
GMAC Capital Trust I, 8.13%, Series 2	1.6
Citigroup, Inc., 6.88%, Series K	1.6
Public Storage, 6.50%, Series Q	1.5
Total	23.0

*	Excluding money market fund holdings.

40

PowerShares Preferred Portfolio (PGX) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2015

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception†
Index						Average Annualized	Cumulative
Blended—The BofA Merrill Lynch Core Plus Fixed Rate Preferred Securities Index††	8.33%	6.86%	22.02%	7.75%	45.24%	3.92%	34.71%
S&P U.S. Preferred Stock Index	5.53	6.18	19.71	6.96	40.00	5.85	55.32
The BofA Merrill Lynch Core Plus Fixed Rate Preferred Securities Index	8.33	6.86	22.02	N/A	N/A	N/A	N/A
Fund
NAV Return	7.66	6.28	20.06	7.31	42.27	3.08	26.52
Market Price Return	7.43	6.28	20.05	7.32	42.34	2.88	24.64

Fund Inception: January 31, 2008

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.50% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index, Blended-Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index, Blended-Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index, Blended-Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index, Blended-Index and Benchmark Index returns are based on the inception date of the Fund.

††	The Blended-The BofA Merrill Lynch Core Plus Fixed Rate Preferred Securities Index is comprised of The BofA Merrill Lynch Core Fixed Rate Preferred Securities Index, the original underlying index from Fund inception until the date of the change to the Index, April 1, 2012, followed by the performance of the Index starting at conversation date and through October 31, 2015.

41

VRP	Manager’s Analysis
PowerShares Variable Rate Preferred Portfolio (VRP)

As an index fund, the PowerShares Variable Rate Preferred Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Wells Fargo® Hybrid and Preferred Securities Floating and Variable Rate Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, Wells Fargo Securities, LLC (together with Wells Fargo & Company, the “Index Provider”), employs a proprietary methodology to select for the Index issues of preferred stock and “hybrid securities” that, in the Index Provider’s judgment, are functionally equivalent to preferred stock, including certain convertible securities, depositary preferred stock, trust preferred securities, perpetual subordinated debt listed on the New York Stock Exchange, NYSE Arca or NASDAQ and other types of hybrid securities that receive preferred treatment within an issuer’s capital structure similar to that of traditional preferred stock. To be eligible for inclusion in the Index, the preferred stock or hybrid security must: (i) maintain a minimum par value of $100 million outstanding or a minimum of 10 million shares outstanding; (ii) have floating or variable dividends or coupons; and (iii) be U.S. dollar-denominated and U.S. registered (or otherwise exempt from registration in the United States). The Fund considers the traditional preferred stocks and functionally equivalent hybrid securities included in the Index, collectively, to be “Preferred Securities.” The Fund purchases all of the Preferred Securities in the Index.

For the fiscal year ended October 31, 2015, on a market price basis, the Fund returned 2.85%. On a net asset value (“NAV”) basis, the Fund returned 2.99%. During the same time period, the Index returned 3.48%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P U.S. Preferred Stock Index (the “Benchmark Index”) returned 5.53%. The Benchmark Index is an unmanaged index weighted by modified market capitalization and based on the average performance of approximately 285 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the primarily fixed rate preferred stock market. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the Fund’s portfolio including only variable rate Preferred Securities, rather than both fixed- and variable rate securities.

For the fiscal year ended October 31, 2015, the banks industry contributed most significantly to the Fund’s return while the oil, gas & consumable fuels industry detracted most significantly from the Fund’s return.

Positions that contributed most significantly to the Fund’s return included Wachovia Cap Trust III, 5.57% coupon, due 12/31/2049 (no longer held at fiscal year-end), and PNC Financial Services, 6.125% coupon, due 12/31/2049 (portfolio average weight of 2.78%). Positions that detracted most significantly from the Fund’s return included Trans-Canada Pipelines, 6.35% coupon, due 5/15/2067 (portfolio average weight of 1.56%), and Genworth Holdings INC, 6.15% coupon, due 11/15/2066 (portfolio average weight of 0.59%).

Industry Breakdown (% of the Fund’s Net Assets) as of October 31, 2015
Banks	43.7
Insurance	21.2
Capital Markets	11.8
Diversified Financial Services	6.1
Pipelines	4.5
Consumer Finance	4.5
Electric	2.2
Food Products	1.7
Electric Utilities	1.1
Commercial Services & Supplies	0.7
Hand/Machine Tools	0.7
Multi-Utilities	0.6
Oil, Gas & Consumable Fuels	0.3
Real Estate Investment Trusts	0.1
Other Assets Less Liabilities	0.8

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of October 31, 2015
Security
Wachovia Capital Trust III, 5.570%, 03/29/49	3.7
GMAC Capital Trust I, 8.13%, Series 2	3.6
Citigroup Capital XIII, 6.69%	3.5
General Electric Capital Corp., GMTN, 6.375%, 11/15/67	2.9
PNC Financial Services Group, Inc. (The), 6.13%, Series P	2.8
Wells Fargo & Co., 5.850%	2.8
Citigroup, Inc., 6.88%, Series K	2.5
Prudential Financial, Inc., 5.625%, 06/15/43	2.5
U.S. Bancorp, 6.50%, Series F	2.0
Goldman Sachs Capital II, 4.000%, 12/29/49	2.0
Total	28.3

42

PowerShares Variable Rate Preferred Portfolio (VRP) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of October 31, 2015

	1 Year	Fund Inception†
Index		Average Annualized	Cumulative
Wells Fargo® Hybrid & Preferred Securities Floating and Variable Rate Index	3.48%	3.79%	5.73%
S&P U.S. Preferred Stock Index	5.53	6.05	9.19
Fund
NAV Return	2.99	3.29	4.98
Market Price Return	2.85	3.25	4.92

Fund Inception: May 1, 2014

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.50% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

+	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

43

PVI	Manager’s Analysis
PowerShares VRDO Tax-Free Weekly Portfolio (PVI)

As an index fund, the PowerShares VRDO Tax-Free Weekly Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Bloomberg US Municipal AMT-Free Weekly VRDO Index (the “Index”). The Fund generally will invest at least 80% of its total assets in variable rate demand obligation (“VRDO”) bonds that are exempt from federal income tax with interest rates that reset weekly, which comprise the Index.

Bloomberg Finance L.P. (“Bloomberg” or the “Index Provider”) or its affiliates compiles and calculates the Index, which is comprised of municipal securities issued in the primary market as VRDOs. Bonds in the Index must be rated in a “top” category (as defined by the Index Provider) by a nationally recognized statistical rating organization. Bonds in the “top” category include those rated by Moody’s Investors Service, Inc. as A-3 for long-term bonds or Prime-2 for short-term bonds; by Standard & Poor’s, a division of The McGraw-Hill Company, Inc., as A- for long-term bonds or A-2 for short-term bonds; and by Fitch Ratings, Inc. as A- for long- term bonds or F-2 for short-term bonds. The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended October 31, 2015, on a market price basis, the Fund returned (0.16)%. On a net asset value (“NAV”) basis, the Fund returned (0.12)%. During the same time period, the Index returned 0.04%. The Fund’s performance differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the Barclays Municipal 1-Year Index (the “Benchmark Index”) returned 0.76%. The Benchmark Index is an unmanaged index weighted by market capitalization. The adviser provided this additional comparative benchmark to help investors understand how investment results of the Fund compare to the performance of a 1-year duration municipal benchmark. The majority of the Fund’s underperformance relative to the Benchmark Index during the period was due to fees and operating expenses incurred by the Fund, as well as the Benchmark’s 1-year duration compared to the Index’s weekly reset.

For the fiscal year ended October 31, 2015, the state of Pennsylvania contributed most significantly to the Fund’s return, followed by the states of Florida and Tennessee, respectively. The state of Kentucky detracted most significantly from the Fund’s return, followed by the states of Indiana and Ohio, respectively.

Positions that contributed most significantly to the Fund’s return included Luzerne County, adjustable coupon, due 11/15/2026, a Pennsylvania state municipal bond (no longer held at fiscal year-end), and Colorado Springs Utilities, 0.12% coupon, due 11/1/2036, a Colorado state municipal bond (no longer held at fiscal year-end). There were no detracting positions.

State Breakdown (% of the Fund’s Net Assets) as of October 31, 2015
California	12.6
Colorado	4.4
Florida	18.3
Illinois	4.0
Indiana	4.3
Maryland	5.9
Missouri	3.1
New York	12.3
North Carolina	6.8
Ohio	4.3
Tennessee	9.5
Texas	9.4
Other States Less Than 3% Each	4.2
Other Assets Less Liabilities	0.9

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of October 31, 2015
Security
Sevier County Tennessee Public Building Auth. (Local Government Improvement Program) Ser. 10V-D-1, 0.010%, 06/01/26	6.2
Maryland State Health & Higher Educational Facilities Auth. Rev. (University of Maryland Medical Systems) Ser. 07A, 0.010%, 07/01/34	5.9
WACO Texas Educational Finance Corp. Rev. Ref. (Baylor University) Ser. 08A, 0.010%, 02/01/32	5.7
ABAG Finance Auth. For Nonprofit Corporations (Sharp HealthCare) Ser. 09A, 0.010%, 08/01/24	5.6
Orange County Florida School Board COP Ser. 08C, 0.020%, 08/01/25	5.4
Florida State Department of Environmental Protection Preservation Rev. (Everglades Restoration) Ser. 07A AGC, 0.030%, 07/01/27	5.4
New York State Local Government Assistance Corp. Various Sub. Lien (Remarketed 08/03/09) Ser. 03-8V, 0.010%, 04/01/19	4.9
New York City Transitional Finance Auth. Rev. (Future Tax Secured) Sub.-Ser. 99-B3, 0.010%, 11/01/28	4.9
Bay Area California Auth. Toll Bridge Rev. Ser. 07, 0.010%, 04/01/47	4.7
Jacksonville Florida Transit Rev. Ser. 08A, 0.010%, 10/01/32	4.4
Total	53.1

44

PowerShares VRDO Tax-Free Weekly Portfolio (PVI) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2015

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception†
Index						Average Annualized	Cumulative
Blended—Bloomberg US Municipal AMT-Free Weekly VRDO Index††	0.04%	0.08%	0.23%	0.14%	0.71%	0.62%	5.04%
Barclays Municipal 1-Year Index	0.76	0.74	2.23	0.88	4.47	1.83	15.53
Bloomberg US Municipal AMT-Free Weekly VRDO Index	0.04	0.08	0.23	0.14	0.71	N/A	N/A
Fund
NAV Return	(0.12)	(0.08)	(0.24)	0.11	0.53	0.72	5.84
Market Price Return	(0.16)	(0.07)	(0.20)	0.11	0.53	0.71	5.83

Fund Inception: November 15, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.25% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index, Blended-Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index, Blended-Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index, Blended-Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index, Blended-Index and Benchmark Index returns are based on the inception date of the Fund.

††	The Blended-Bloomberg US Municipal AMT-Free Weekly VRDO Index is comprised of the performance of the Thompson Municipal Market Data VRDO Index, the Fund’s original underlying index, from inception through the conversion date, August 5, 2010, followed by the performance of the Index starting at the conversion date, and through October 31, 2015.

45

Schedule of Investments

PowerShares 1-30 Laddered Treasury Portfolio (PLW)

October 31, 2015

Principal Amount		Value
	Long-Term Investments—95.7%
	United States Government Obligations—95.7%
	United States Treasury Notes—10.1%
$8,424,000	4.625%, 02/15/17	$8,863,463
8,516,000	3.500%, 02/15/18	9,025,078
9,077,000	2.000%, 02/15/22	9,189,101

		27,077,642

	United States Treasury Bonds—85.6%
6,919,000	8.875%, 02/15/19	8,661,135
6,721,000	8.500%, 02/15/20	8,710,087
6,649,000	7.875%, 02/15/21	8,761,574
6,501,000	7.125%, 02/15/23	8,827,051
6,765,000	6.250%, 08/15/23	8,871,134
5,991,000	7.625%, 02/15/25	8,800,138
6,556,000	6.000%, 02/15/26	8,881,505
6,166,000	6.625%, 02/15/27	8,873,904
6,404,000	6.125%, 11/15/27	8,997,287
6,721,000	5.250%, 02/15/29	8,916,878
6,109,000	6.250%, 05/15/30	8,973,070
19,460,000	5.375%, 02/15/31	26,739,772
20,250,000	4.500%, 02/15/36	26,330,670
6,534,000	4.750%, 02/15/37	8,789,589
6,885,000	4.375%, 02/15/38	8,810,197
7,822,000	3.500%, 02/15/39	8,783,864
6,617,000	4.625%, 02/15/40	8,740,428
6,434,000	4.750%, 02/15/41	8,664,456
8,305,000	3.125%, 02/15/42	8,694,787
8,330,000	3.125%, 02/15/43	8,663,741
7,588,000	3.625%, 02/15/44	8,664,153
9,517,000	2.500%, 02/15/45	8,670,263

		228,825,683

	Total Long-Term Investments (Cost $252,943,760)	255,903,325

	Short-Term Investments—3.4%
	United States Government Obligations—3.3%
	United States Treasury Notes—3.3%
8,713,000	4.500%, 02/15/16
	(Cost $8,804,981)	8,822,026

Number of Shares
	Money Market Funds—0.1%
173,549	Invesco Premier Portfolio— Institutional Class, 0.12%(a) (Cost $173,549)	173,549

	Total Short-Term Investments (Cost $8,978,530)	8,995,575

	Total Investments (Cost $261,922,290)—99.1%	264,898,900
	Other assets less liabilities—0.9%	2,379,500

	Net Assets—100.0%	$267,278,400

Notes to Schedule of Investments:

(a)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of October 31, 2015.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

46

Schedule of Investments

PowerShares Build America Bond Portfolio (BAB)

October 31, 2015

Principal Amount		Interest Rate	Maturity Date	Value
	Municipal Bonds—97.0%
	Ad Valorem Property Tax—23.4%
$3,000,000	Anchorage Alaska Ser. 10A-2	5.910%	04/01/30	$3,392,280
1,500,000	Bexar County Texas Ser. 10	5.755	06/15/40	1,632,960
11,000,000	California State Highway Safety Air Quality Remarketed Ser. 09B	6.509	04/01/39	12,812,360
3,505,000	California State Ser. 09	7.350	11/01/39	4,975,313
4,500,000	California State Ser. 10	7.625	03/01/40	6,625,035
1,010,000	Carson City Nevada (Water Improvement) Ser. 10A	6.662	11/01/39	1,094,365
2,000,000	Channelview Texas Independent School District Ser. 10 PSF-GTD	5.926	08/15/35	2,157,940
2,000,000	Chicago Illinois (Recovery Zone Economic Development) Ser. 10D	6.257	01/01/40	1,709,660
2,000,000	Chicago Illinois (Taxable Project) Ser. 10B	7.517	01/01/40	2,043,720
6,205,000	Chicago Illinois Ser. 10C	6.207	01/01/36	5,341,388
1,500,000	Clark County Nevada Las Vegas Convention and Visitors Auth. Ser. 10A	6.554	07/01/30	1,871,700
1,620,000	Clark County Nevada Las Vegas Convention and Visitors Auth. Ser. 10A	6.754	07/01/38	2,101,156
4,955,000	Commonwealth of Pennsylvania First Ser. 10B	4.650	02/15/26	5,353,283
1,600,000	Cook County Illinois Community Consolidated (School District No. 65) Ser. 09	4.400	12/01/20	1,667,296
700,000	Corpus Christi Texas Independent School District (School Building) Ser. 10B PSF-GTD	6.124	08/15/32	805,938
1,500,000	Dallas Texas Independent School District Ser. 10C PSF-GTD	6.450	02/15/35	1,760,505
200,000	Delaware State Ser. 09D	5.200	10/01/26	220,100
500,000	Denver Colorado City & County School District No. 1 Ser. 09C	5.664	12/01/33	602,805
1,000,000	Douglas County Nevada School District Ser. 10A PSF-GTD	6.110	04/01/30	1,082,990
605,000	Hallettsville Texas Independent School Ser. 10 PSF-GTD	6.265	08/15/30	658,143
1,000,000	Hallettsville Texas Independent School Ser. 10 PSF-GTD	6.465	08/15/35	1,110,810
1,000,000	Hawaii State Ser. 10DX	5.530	02/01/30	1,193,130
2,000,000	Hayward California Unified School District Ser. 10 AGM	7.350	08/01/43	2,368,140
1,000,000	Hillsborough County Florida Ser. 09B	6.350	07/01/39	1,101,960
9,300,000	Illinois State Ser. 10	6.900	03/01/35	9,500,973
5,000,000	Illinois State Ser. 10-1	5.363	02/01/19	5,254,800
14,795,000	Illinois State Ser. 10-1	5.563	02/01/21	15,740,992
2,500,000	Illinois State Ser. 10-2	5.650	03/01/20	2,664,325
200,000	Itasca Illinois Ser. 09A	6.100	02/01/34	209,634
320,000	Itasca Illinois Ser. 09A	6.200	02/01/39	338,704
2,000,000	Kiski Pennsylvania Area School District Ser. 10 AGM	6.526	09/01/31	2,314,960
1,000,000	Lancaster Texas Ser. 10	6.528	02/15/40	1,130,840
5,140,000	Los Angeles California Community College District Ser. 10	6.600	08/01/42	7,111,447
500,000	Los Angeles California Unified School District Qualified School Construction Bonds (Election of 2005) Ser. 10J-1	5.981	05/01/27	605,350
860,000	Los Angeles California University School District Ser. 09KRY	5.750	07/01/34	1,030,573
200,000	Louisville & Jefferson County Kentucky Metro Government (Recovery Zone Economic Development) Ser. 09E	5.450	11/15/27	236,834
4,300,000	Massachusetts State Ser. 10	4.480	05/01/24	4,860,978
1,000,000	Montgomery County Pennsylvania Ser. 10	6.030	09/01/39	1,116,700
3,000,000	Napa Valley California University School District Ser. 10B	6.507	08/01/43	3,783,870
1,000,000	New Orleans Louisiana Ser. 10A	8.800	12/01/39	1,189,980
2,710,000	New York City New York Ser. 10	5.817	10/01/31	3,006,311
4,700,000	New York City New York Ser. 10	5.968	03/01/36	5,760,743
1,000,000	New York City Ser. 09D-1	6.385	12/01/29	1,135,070
960,000	North Las Vegas Nevada Ser. 10	5.372	06/01/19	944,429
1,000,000	NYE County Nevada Ser. 10B AGM	6.300	08/01/35	1,113,990
1,000,000	NYE County Nevada Ser. 10B AGM	6.400	08/01/40	1,093,930
1,450,000	Peoria County Illinois Community Unit School District No. 323 Ser. 10	6.020	04/01/28	1,589,635
1,000,000	Philadelphia Pennsylvania School District Ser. 10	6.615	06/01/30	1,060,290
1,000,000	Quaker Valley Pennsylvania School District Ser. 10 AGM	5.959	10/01/30	1,102,870
2,000,000	Round Rock Texas Independent School District Ser. 10 PSF-GTD	5.774	08/01/30	2,272,760
1,000,000	Round Rock Texas Independent School District Ser. 10B	6.054	08/01/35	1,094,910
2,000,000	San Antonio Texas Independent School District Ser. 10 PSF-GTD	6.397	08/15/40	2,287,820
1,500,000	San Francisco California City & County Ser. 10	6.260	06/15/30	1,867,590
3,850,000	San Francisco California City & County Ser. 10D	6.260	06/15/30	4,793,481
1,000,000	San Mateo California Union High School District Ser. 10B	6.733	09/01/34	1,170,390

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

47

PowerShares Build America Bond Portfolio (BAB) (continued)

October 31, 2015

Principal Amount		Interest Rate	Maturity Date	Value
	Municipal Bonds (continued)
	Ad Valorem Property Tax (continued)
$1,000,000	Snohomish County Washington Public Hospital District No. 3 (Cascade Valley Hospital) Ser. 10B	6.329%	12/01/35	$1,029,630
200,000	Southwestern Community College District California Ser. 09B	7.130	08/01/31	229,704
5,000,000	Utah State Ser. 10B	3.369	07/01/21	5,335,700
675,000	Wilson County Tennessee Tenth Special School District Ser. 10	6.130	04/01/35	741,920

				158,405,110

	College Revenue—8.4%
4,000,000	California Infrastructure & Economic Development Bank Rev. (California Infrastructure Economic Development) Ser. 10	6.486	05/15/49	4,781,440
1,000,000	Colorado State Board Governors University Enterprise System Rev. Ser. 10	5.957	03/01/33	1,177,660
2,000,000	Indiana University Rev. Ser. 10	5.536	06/01/30	2,193,740
1,500,000	Indiana University Rev. Ser. 10	5.636	06/01/35	1,630,155
5,000,000	Massachusetts State College Building Auth. Ser. 09C	5.832	05/01/30	5,730,750
1,215,000	Mesa State College Colorado (Auxiliary Facilities Enterprise) Rev. Ser. 09B	5.800	05/15/40	1,355,223
3,000,000	New Jersey State Educational Facilities Auth. Rev. Ser. 10	6.190	07/01/40	3,209,430
1,000,000	New Mexico State University Regents Improvement Rev. Ser. 10B	6.124	04/01/30	1,081,870
1,000,000	North Carolina State University at Raleigh Rev. Ser. 10B	5.927	10/01/30	1,137,530
3,000,000	Northern Arizona University Rev. (Arizona Board of Regents) Ser. 10A	6.593	08/01/30	3,368,520
500,000	Northern Arizona University System Rev. Ser. 09A	6.687	06/01/39	558,120
1,000,000	Pennsylvania State Higher Educational Facilities Auth. Rev. (Temple University) Ser. 10	6.141	04/01/30	1,213,580
905,000	Rutgers The State University of New Jersey	5.545	05/01/29	1,012,034
4,655,000	University of California Rev. Ser. 10	5.946	05/15/45	5,653,218
3,000,000	University of Hawaii Rev. Ser. 10	5.834	10/01/30	3,381,600
5,000,000	University of Hawaii Rev. Ser. 10	6.034	10/01/40	5,625,100
250,000	University of Michigan University Rev. Ser. 10A	5.513	04/01/30	292,505
500,000	University of North Carolina University Ser. 09B	5.757	12/01/39	547,110
10,000,000	University of Texas System Ser. 10C	4.644	08/15/30	10,943,100
1,435,000	Washington State Biomedical Research Facilities No. 3 Ser. 10B	6.416	07/01/30	1,768,853
250,000	Wayne State University Ser. 09B	6.536	11/15/39	274,083

				56,935,621

	Electric Power Revenue—11.9%
7,665,000	American Municipal Power, Inc. Ohio (Combined Hydroelectric Projects) Rev. Ser.10	8.084	02/15/50	11,003,797
2,090,000	American Municipal Power, Inc. Ohio (Meldahl Hydroelectric-Remarketed) Ser. 10E	6.270	02/15/50	2,393,761
2,200,000	American Municipal Power, Inc. Ohio Ser. 10	7.499	02/15/50	2,927,738
750,000	Benton County Washington Public Utility District No. 1 Electric Rev. Ser. 10	6.546	11/01/30	927,682
6,500,000	Cowlitz County Washington Public Utility District No. 1 Electric Ser. 10	6.884	09/01/32	7,605,390
2,000,000	Douglas County Washington Public Utility District No. 1 Wells Hydroelectric Ser. 10B	5.245	09/01/30	2,179,920
2,500,000	Grant County Washington Public Utility District No. 2 (Priest Rapids Hydroelectric) Ref. Ser. 10L	5.730	01/01/30	2,927,000
2,750,000	Grant County Washington Public Utility District No. 2 (Priest Rapids Hydroelectric) Ref. Ser. 10L	5.830	01/01/40	3,239,308
500,000	JEA Florida Electric Systems Rev. Ser. 09F	6.406	10/01/34	614,435
2,000,000	Los Angeles California Department of Water & Power Rev. Ser. 10	6.166	07/01/40	2,243,800
1,500,000	Los Angeles California Department of Water & Power Rev. Ser. 10	7.000	07/01/41	1,758,210
500,000	Missouri Joint Municipal Electric Utility Commission Power Project Rev. Ser. 09A	6.790	01/01/29	534,005
10,000,000	Missouri Joint Municipal Electric Utility Commission Power Project Rev. Ser. 09A	6.890	01/01/42	12,205,200
1,000,000	Missouri Joint Municipal Electric Utility Commission Power Project Rev. Ser. 10	7.597	01/01/32	1,232,360
9,909,000	Municipal Electric Auth. of Georgia (Plant Vogtle Units 3&4 Project P) Ser. 10	7.055	04/01/57	10,709,746
1,000,000	Northern California Power Agency Rev. (Lodi Energy Center) Ser. 10B	7.311	06/01/40	1,233,250
250,000	Northern Illinois Municipal Power Agency Power Project Rev. Ser. 10	7.620	01/01/30	306,605
2,115,000	South Carolina State Public Service Auth. Rev. Ser. 10C	6.454	01/01/50	2,643,116
1,900,000	Southern California Public Power Auth. (Power Project) Rev. Ser. 10	5.843	07/01/30	2,209,035
2,000,000	Southern California Public Power Auth. Rev. Ser. 10	5.921	07/01/35	2,324,900
2,570,000	Tacoma Washington Electric System Rev. Ser. 10 AGM	5.791	01/01/32	3,058,454
5,795,000	Virgin Islands Water & Power Auth. (Electric System) Rev. Ser. 10C AGM	6.850	07/01/35	6,156,898

				80,434,610

	Fuel Sales Tax Revenue—2.8%
6,000,000	Missouri Highways & Transportation Commission (Taxable Third Lien State Road) Ser. 09C	5.063	05/01/24	6,957,420
2,250,000	Missouri State Highway & Transportation Commission (State Road Rev.) Ser. 09	4.963	05/01/23	2,590,132

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

48

PowerShares Build America Bond Portfolio (BAB) (continued)

October 31, 2015

Principal Amount		Interest Rate	Maturity Date	Value
	Municipal Bonds (continued)
	Fuel Sales Tax Revenue (continued)
$2,000,000	Washington State Ser. 10	5.090%	08/01/33	$2,285,680
1,400,000	Washoe County Nevada Highway Rev. Ser. 10	7.063	02/01/30	1,577,002
5,000,000	Washoe County Nevada Highway Rev. Ser. 10	7.213	02/01/39	5,633,500

				19,043,734

	General Fund—9.3%
17,590,000	California State Ser. 09	7.500	04/01/34	24,922,567
3,500,000	California State Ser. 09	7.300	10/01/39	4,970,735
4,500,000	California State Ser. 10	7.950	03/01/36	5,381,775
7,905,000	California State Ser. 10	7.600	11/01/40	11,844,378
5,030,000	California State Various Purpose Ser. 09	7.550	04/01/39	7,429,209
5,000,000	California State Various Purpose Ser. 10	5.700	11/01/21	5,796,850
2,000,000	Kauai County Hawaii Ser. 10	5.763	08/01/33	2,390,900

				62,736,414

	Government Fund/Grant Revenue—1.3%
10,700,000	Chicago Board of Education Ser. 09E	6.138	12/01/39	8,587,178

	Health, Hospital, Nursing Home Revenue—1.5%
1,000,000	Cuyahoga County Ohio Hospital Rev. Ser. 10	8.223	02/15/40	1,218,730
2,000,000	King County Washington Public Hospital District No. 1 Hospital Facilities Rev. Ser. 10	7.900	06/15/30	2,347,220
2,500,000	Lee Memorial Health System Florida Hospital Rev. Ser. 10A	7.281	04/01/27	2,927,575
1,000,000	Oak Valley California Hospital District (Health Facility) Rev. Ser. 10B	9.000	11/01/39	1,020,270
1,500,000	Tangipahoa Parish Louisiana Hospital Service District No. 1 (North Oaks Health System) Ser. 09A AGC	7.200	02/01/42	1,591,995
500,000	University California Regents Medical Center Pooled Rev. Ser. 09F	6.458	05/15/29	601,125

				9,706,915

	Highway Tolls Revenue—5.8%
2,375,000	Bay Area California Auth. Toll Bridge Rev. (San Francisco Bay Area) Ser. 10S3	6.907	10/01/50	3,207,604
3,085,000	Bay Area California Auth. Toll Bridge Rev. Sub. Lien Ser. 10S1	7.043	04/01/50	4,261,526
595,000	Idaho Housing & Financing Association Ser. 10A-2	6.348	07/15/28	697,382
200,000	Illinois State Toll Highway Auth. Toll Highway Rev. Ser. 09A	5.293	01/01/24	214,300
250,000	New Hampshire State Turnpike System Rev. Ser. 09B	6.259	11/01/29	277,740
250,000	New Hampshire State Turnpike System Rev. Ser. 09B	6.009	11/01/39	306,037
5,000,000	North Texas Tollway Auth. Rev. Sub.-Lien Ser. 10B-2	8.410	02/01/30	6,181,100
1,443,000	Pennsylvania Turnpike Commission Rev. Ser. 09	6.105	12/01/39	1,803,649
2,000,000	Texas State Transportation Commission Rev. (First Tier) Ser. 10B	5.028	04/01/26	2,320,440
9,455,000	Texas State Transportation Commission Rev. (First Tier) Ser. 10B	5.178	04/01/30	11,165,693
5,000,000	Triborough Bridge & Tunnel Auth. Ser. 09B	5.420	11/15/36	5,745,400
2,715,000	Triborough Bridge & Tunnel Auth. Ser. 09B	5.500	11/15/39	3,224,144

				39,405,015

	Hotel Occupancy Tax—0.5%
2,780,000	Dallas Texas Convention Center Hotel Development Corp. Ser. 09	7.088	01/01/42	3,540,330

	Income Tax Revenue—1.7%
3,785,000	New York City Transitional Finance Auth. (Building Aid) Rev. Sub.-Ser. 10S-1B	6.828	07/15/40	5,050,590
200,000	New York State Dormitory Auth. State Personal Income Tax Rev. Ser. 09F	5.292	03/15/25	232,982
1,800,000	New York State Dormitory Auth. State Personal Income Tax Rev. Ser. 10	5.389	03/15/40	2,161,818
1,400,000	New York State Dormitory Auth. State Personal Income Tax Rev. Ser. 10C	4.904	02/15/23	1,599,472
2,000,000	New York State Urban Development Corp. Rev. State Personal Income Tax Ser. 10C	5.838	03/15/40	2,447,080

				11,491,942

	Lease Revenue—4.1%
300,000	Beverly Hills California Public Financing Auth. Lease Rev. (Various Projects) Ser. 10C	6.674	06/01/30	345,465
1,000,000	Beverly Hills California Public Financing Auth. Lease Rev. (Various Projects) Ser. 10C	6.774	06/01/40	1,146,550
2,000,000	Brighton Colorado COP Ser. 10B AGM	6.550	12/01/30	2,199,800
800,000	California State Public Works Board Lease Rev. (California State University Projects) Ser. 10B-2	7.804	03/01/35	1,052,536
1,000,000	Columbus Indiana Multi-High School Building Corp. Ser. 10	6.446	01/15/30	1,074,190
145,000	Escondido California Union High School District COP (Qualified School Construction Bonds) Ser. 10 AGM	5.000	06/01/17	150,443
1,000,000	Franklin County Ohio Convention Facilities Auth. Ser. 10	6.390	12/01/30	1,165,790

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

49

PowerShares Build America Bond Portfolio (BAB) (continued)

October 31, 2015

Principal Amount		Interest Rate	Maturity Date	Value
	Municipal Bonds (continued)
	Lease Revenue (continued)
$1,070,000	Franklin County Ohio Convention Facilities Auth. Ser. 10	6.540%	12/01/36	$1,278,618
500,000	Los Angeles California Municipal Improvement Corp. Lease Rev. (Recovery Zone Economic Development) Ser. 09D	7.757	09/01/39	578,130
2,000,000	Miami-Dade County Florida School Board COP Ser. 10	6.935	06/15/32	2,179,020
1,000,000	New Jersey State Educational Facilities Auth. Rev. Ser. 10B	7.225	07/01/30	1,133,050
2,000,000	New York City Educational Construction Fund Rev. Ser. 10	6.000	04/01/35	2,251,880
1,000,000	Passaic County New Jersey Ser. 10	6.540	08/01/31	1,081,940
500,000	Peoria Illinois Public Building Commission (School District Facilities) Rev. Ser. 09C AGC	6.580	12/01/29	556,990
3,000,000	Regional Transportation District Colorado COP Ser. 10	7.672	06/01/40	3,911,370
500,000	Salt Lake County Utah Municipal Building Auth. (Lease Rev.) Ser. 09B	5.820	12/01/29	596,720
3,000,000	San Francisco California City and County COP Ser. 09D	6.487	11/01/41	3,613,200
1,000,000	St. Charles Missouri COP Ser. 10B	5.650	02/01/30	1,017,790
2,250,000	Williamsburg County South Carolina Public Facilities Corp. (Installment Purchase Rev.) Ser. 10	6.526	12/01/30	2,454,683

				27,788,165

	Miscellaneous Revenue—5.8%
500,000	Battery Park City Auth. Rev. Ser. 09A	6.375	11/01/39	565,955
500,000	Camden County New Jersey Improvement Auth. Rev. Ser. 09A	6.180	01/15/27	583,290
2,000,000	Commonwealth Financing Auth. Pennsylvania Rev. Ser. 10	5.587	06/01/30	2,268,860
1,000,000	Indianapolis Indiana Local Public Improvement Bond Bank Ser. 10	5.854	01/15/30	1,173,410
3,500,000	Indianapolis Indiana Local Public Improvement Bond Bank Ser. 10B-2	5.966	01/15/30	4,187,750
500,000	Kansas State Development Finance Auth. Rev. (Kansas State Projects) Ser. 10E-2	6.120	11/01/29	559,275
2,000,000	Kansas State Development Finance Auth. Rev. Ser. 10	5.945	03/01/30	2,219,580
7,000,000	Miami-Dade County Florida Special Obligation Ser. 10B	6.743	04/01/40	7,864,850
1,000,000	Mississippi State Ser. 10	5.245	11/01/34	1,123,430
3,000,000	New Jersey Economic Development Auth. Rev. Ser. 10CC-1	6.425	12/15/35	3,173,490
4,220,000	New Jersey State Turnpike Auth. Rev. Ser. 09F	7.414	01/01/40	5,906,565
1,000,000	Port St. Lucie Florida Stormwater Utility Rev. Ser. 10A AGC	7.376	05/01/39	1,183,110
2,000,000	St. Cloud Florida Capital Improvement Rev. Ser. 10B AGM	5.849	09/01/30	2,212,880
5,000,000	Texas State Ser. 09	5.517	04/01/39	6,270,600

				39,293,045

	Port, Airport & Marina Revenue—2.4%
3,190,000	Chicago Illinois O’Hare International Airport Ser. 10	6.845	01/01/38	3,540,102
5,750,000	Chicago Illinois O’Hare International Airport Ser. 10	6.395	01/01/40	7,130,058
250,000	Long Beach California Senior Airport Rev. Ser. 09C	7.765	06/01/39	283,570
5,000,000	South Jersey Port Corp. New Jersey Rev. (Marine Terminal) Ser. 09-P-3	7.365	01/01/40	5,297,400

				16,251,130

	Sales Tax Revenue—2.5%
1,855,000	Central Puget Sound Washington Regional Transportation Auth. Sales & Use Ser. 09	5.491	11/01/39	2,308,548
200,000	Glendale Arizona Municipal Property Corp. (Excise Tax) Rev. Ser. 08B AGM	6.157	07/01/33	222,946
2,000,000	Massachusetts State Bay Transportation Auth. Sales Tax Rev. Ser. 10	5.869	07/01/40	2,442,720
250,000	Massachusetts State School Building Auth. Dedicated Sales Tax Rev. Ser. 09B	5.715	08/15/39	306,225
2,500,000	Miami-Dade County Florida Transit Sales Surtax Rev. Ser. 10B	5.534	07/01/32	2,781,025
1,000,000	Missouri State Highway & Transportation Commission State Road Rev. Ser. 10	5.020	05/01/25	1,115,440
1,025,000	Santa Clara Valley California Transportation Auth. Sales Tax Rev. Ser. 10	5.876	04/01/32	1,245,703
1,815,000	Utah Transit Auth. Sales Tax Rev. Ser. 09B	5.937	06/15/39	2,304,233
3,000,000	Washoe County Nevada Sales Tax Rev. Ser. 10	7.451	02/01/40	3,922,950

				16,649,790

	Sewer Revenue—1.4%
3,000,000	East Bay California Municipal Utility District Wastewater System Rev. Ser. 10	5.026	06/01/32	3,359,820
1,030,000	Jurupa California Community Services District COP Ser. 10B	6.347	09/01/25	1,210,085
1,070,000	Jurupa California Community Services District COP Ser. 10B	6.497	09/01/26	1,270,657
1,125,000	Jurupa California Community Services District COP Ser. 10B	6.597	09/01/27	1,337,130
1,170,000	Jurupa California Community Services District COP Ser. 10B	6.697	09/01/28	1,403,088
500,000	Knoxville Tennessee Waste Water System Rev. Ser. 10	6.300	04/01/45	556,970
200,000	Memphis Tennessee Sanitary Sewage System Rev. Ser. 09B AGC	6.300	10/01/29	223,420

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

50

PowerShares Build America Bond Portfolio (BAB) (continued)

October 31, 2015

Principal Amount		Interest Rate	Maturity Date	Value
	Municipal Bonds (continued)
	Sewer Revenue (continued)
$200,000	Sarasota Florida Water & Sewer System Rev. Ser. 10B	5.425%	10/01/30	$219,344

				9,580,514

	Special Assessment—0.2%
1,500,000	Macomb Interceptor Drainage District Michigan Ser. 10A	5.375	05/01/35	1,541,970

	Tax Increment Revenue—0.3%
1,000,000	Temecula California Redevelopment Agency Tax Allocation Rev. (Temecula Redevelopment No. 1) Ser. 10B	7.930	08/01/30	1,103,370
1,000,000	Temecula California Redevelopment Agency Tax Allocation Rev. (Temecula Redevelopment No. 1) Ser. 10B	8.180	08/01/39	1,117,100

				2,220,470

	Transit Revenue—5.9%
1,200,000	Maryland State Transportation Auth. (Transportation Facilities Projects) Rev. Ser. 10B	5.604	07/01/30	1,423,308
2,500,000	Metropolitan Transportation Auth. New York Dedicated Tax Fund (Metro Transit Auth.) Ser. 10A-2	6.089	11/15/40	3,146,475
6,770,000	Metropolitan Transportation Auth. New York Rev. Ser. 10A	6.668	11/15/39	8,741,424
12,095,000	Metropolitan Transportation Auth. New York Rev. Ser. 10E	6.814	11/15/40	15,760,753
1,990,000	New Jersey State Transportation Trust Fund Auth. Ser. 10C	5.754	12/15/28	2,069,859
1,125,000	New Jersey State Transportation Trust Fund Auth. Ser. 10C	6.104	12/15/28	1,156,466
7,455,000	New Jersey State Transportation Trust Fund Auth. System Ser. 10B	6.561	12/15/40	7,825,066

				40,123,351

	Water Revenue—7.8%
1,500,000	Beaumont Texas Waterworks & Sewer System Ser. 10B	6.007	09/01/30	1,721,100
200,000	Davie Florida Water & Sewer Rev. Ser. 10B AGM	6.599	10/01/30	233,414
3,000,000	East Bay California Municipal Utility District Water System Rev. Ser. 10	5.874	06/01/40	3,807,990
2,000,000	Fresno California Water System Rev. Ser. 10A-2	6.500	06/01/30	2,242,480
1,250,000	JEA Florida Water & Sewer System Rev. Ser. 10A	6.210	10/01/33	1,480,912
2,000,000	Jurupa California Community Services District COP (Water Bonds) Ser. 10B	7.192	09/01/40	2,472,120
500,000	Los Angeles California Department of Water & Power Water System Rev. Ser. 09C	5.381	07/01/24	593,015
1,270,000	Los Angeles California Department of Water & Power Water System Rev. Ser. 09C	6.008	07/01/39	1,568,793
1,000,000	Metropolitan Water District of Southern California Ser. 10	6.947	07/01/40	1,170,400
1,000,000	New York City Municipal Water Finance Auth. Water & Sewer Rev. Ser. 10	5.790	06/15/41	1,117,880
2,000,000	New York City Municipal Water Finance Auth. Water & Sewer Rev. Ser. 10	5.724	06/15/42	2,499,720
6,100,000	New York City Municipal Water Finance Auth. Water & Sewer Rev. Ser. 10	6.124	06/15/42	6,875,066
1,000,000	New York City Municipal Water Finance Auth. Water & Sewer Rev. Ser. 10DD	6.452	06/15/41	1,117,940
1,000,000	New York State Environmental Facilities Corp. (State Clean Water & Drinking) Ser. 10	5.707	06/15/30	1,194,940
500,000	Passaic Valley New Jersey Water Commission Water Supply Rev. Ser. 09B	7.570	12/15/29	603,025
500,000	Passaic Valley New Jersey Water Commission Water Supply Rev. Ser. 09B	7.820	12/15/39	642,020
500,000	Riverside California Water Rev. Ser. 09B	6.349	10/01/39	629,185
3,000,000	San Francisco California City & County Public Utilities Commission Water Rev. Ser. 10DE	5.700	11/01/27	3,627,090
4,600,000	San Francisco City & County Public Utilities Commission Ser. 10	6.950	11/01/50	6,299,976
2,000,000	Seminole County Florida Water & Sewer Rev. Ser. 10B	6.443	10/01/40	2,281,540
2,000,000	South Central Connecticut Regional Water Auth. Water System Rev. Ser. 10	6.243	08/01/30	2,337,640
1,645,000	South Central Connecticut Regional Water Auth. Water System Rev. Ser. 10	6.393	08/01/40	2,007,492
1,500,000	Sunrise Florida Utility System Rev. Ser. 10B	5.813	10/01/30	1,687,260
1,000,000	Tacoma Washington Water System Rev. Ser. 10B	5.371	12/01/30	1,119,920
1,275,000	Tucson Arizona Water Rev. Ser. 10	5.789	07/01/26	1,429,887
1,250,000	Upper Eagle Regional Water Auth. Colorado Rev. Ser. 10	6.518	12/01/39	1,405,113
500,000	Western Nassau County Water Auth. Water System Rev. Ser. 10	6.701	04/01/40	616,060

				52,781,978

	Total Municipal Bonds (Cost $617,211,523)			656,517,282

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

51

PowerShares Build America Bond Portfolio (BAB) (continued)

October 31, 2015

Number of Shares		Value
	Money Market Fund—1.3%
8,939,806	Invesco Premier Portfolio—Institutional Class , 0.12%(a) (Cost $8,939,806)	$8,939,806

	Total Investments (Cost $626,151,329)—98.3%	665,457,088
	Other assets less liabilities—1.7%	11,383,003

	Net Assets—100.0%	$676,840,091

Investment Abbreviations:

AGC—Assured Guaranty Corp.

AGM—Assured Guaranty Municipal Corp.

Auth.—Authority

COP—Certificate of Participation

PSF-GTD—Permanent School Fund Guaranteed

Ref.—Refunding Bonds

Rev.—Revenue

Ser.—Series

Sub.—Subordinated

Notes to Schedule of Investments:

(a)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of October 31, 2015.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

52

Schedule of Investments

PowerShares California AMT-Free Municipal Bond Portfolio (PWZ)

October 31, 2015

Principal Amount		Interest Rate	Maturity Date	Value
	Municipal Bonds—98.1%
	Ad Valorem Property Tax—23.1%
$1,350,000	Antelope Valley California Community College District (Election 2004) Ser. 07B NATL(a)	5.250%	08/01/17	$1,462,657
500,000	Arcadia California Unified School District (Election 2006) Ser. 07A AGM	5.000	08/01/37	524,795
1,500,000	California State Ser. 15	5.000	08/01/45	1,704,390
1,000,000	California State Various Purpose Ser. 09	5.500	11/01/39	1,156,520
800,000	Centinela Valley California Union High School District (Election 2010) Ser. 12B AGM	5.000	08/01/50	876,104
2,000,000	Chaffey California Joint Union High School District (Election 2012) Ser. 15B	5.000	08/01/44	2,248,740
1,000,000	Colton California Joint Unified School District (Election 2008) Ser. 09-A AGC	5.375	08/01/34	1,125,370
1,500,000	Corona-Norco California Unified School District (Election 2006) Ser. 09C AGM	5.500	08/01/39	1,716,495
500,000	Desert California Community College District Ser. 07C AGM	5.000	08/01/37	531,635
1,500,000	El Monte California Union High School District (Election 2008) Ser. 09A AGC	5.500	06/01/34	1,689,525
500,000	Los Angeles California Community College District (Election 2001) Ser. 07A NATL(a)	5.000	08/01/17	539,545
1,505,000	Los Angeles Unified School District (Election 2002) Ser. 07C AGM	5.000	07/01/32	1,600,267
1,500,000	Oakland California Unified School District (Alameda County) Ser. 15A	5.000	08/01/40	1,650,600
1,000,000	Peralta Community College District Ser. 06A NATL(a)	5.000	08/01/16	1,035,940
1,100,000	Puerto Rico Commonwealth Public Improvement Ref. Ser. 07A-4 AGM	5.000	07/01/31	1,080,937
500,000	Riverside Community College District (Election 2004) Ser. 07C NATL(a)	5.000	08/01/17	539,545
400,000	San Diego California Community College District (Election 2006) Ser. 07 AGM	5.000	08/01/32	427,328
1,000,000	San Diego California Community College District (Election of 2006) Ser. 13	5.000	08/01/43	1,122,670
2,000,000	West Contra Costa California Unified School District Ref. Ser. 12 AGM	5.000	08/01/32	2,253,200
1,740,000	Yosemite California Community College District (Election 2004) Ser. 08C AGM(a)	5.000	08/01/18	1,941,753

				25,228,016

	College Revenue—11.9%
3,875,000	California State Educational Facilities Auth. Rev. (California Institute of Technology) Ser. 09	5.000	11/01/39	4,370,147
2,100,000	California State University Rev. Ref. Ser. 15A	5.000	11/01/38	2,425,269
210,000	California State University Rev. Systemwide Ser. 07A AGM(a)	5.000	05/01/17	224,467
290,000	California State University Rev. Systemwide Ser. 07A AGM	5.000	11/01/37	306,144
2,000,000	California State University Rev. Systemwide Ser. 14A	5.000	11/01/39	2,279,660
1,500,000	University of California Rev. (Limited Project) Ser. 12G	5.000	05/15/37	1,712,430
1,500,000	University of California Rev. General Ser. 13AI	5.000	05/15/38	1,697,880

				13,015,997

	Electric Power Revenue—7.6%
2,000,000	Guam Power Auth. Rev. Ser. 10A AGM	5.000	10/01/37	2,250,520
2,000,000	Guam Power Auth. Rev. Ser. 12A AGM	5.000	10/01/30	2,323,740
1,000,000	Los Angeles California Department of Water & Power Rev. Ser. 14D	5.000	07/01/39	1,139,350
1,000,000	Los Angeles California Department of Water & Power Rev. Ser. 15E	5.000	07/01/44	1,133,670
400,000	Los Angeles California Water & Power Rev. (Power System) Sub.-Ser. 07A-1 AMBAC	5.000	07/01/39	426,560
1,000,000	Redding California Electric System Rev. COP Ser. 08A AGM	5.000	06/01/30	1,087,010

				8,360,850

	General Fund—3.7%
550,000	California State Ref. Ser. 07 NATL	4.250	08/01/33	571,769
1,020,000	California State Various Purpose Ser. 09	6.000	04/01/38	1,188,392
2,000,000	California State Various Purpose Ser.13	5.000	04/01/43	2,257,160

				4,017,321

	Health, Hospital, Nursing Home Revenue—6.4%
1,000,000	California State Health Facilities Auth. Rev. Ref. (Sutter Health) Ser. 15A	5.000	08/15/43	1,127,450
500,000	California Statewide Communities Development Auth. Rev. (Adventist Remarketed 05/23/08) Ser. 07B AGC	5.000	03/01/37	528,930
1,000,000	California Statewide Communities Development Auth. Rev. (Catholic Healthcare West) Ser. 07K AGC	5.500	07/01/41	1,057,320
1,000,000	California Statewide Communities Development Auth. Rev. (Kaiser Permanente) Ser. 12A	5.000	04/01/42	1,107,050
1,000,000	California Statewide Communities Development Auth. Rev. (St. Joseph Health System-Remarketed) Insured Ser. 07C FGIC	5.750	07/01/47	1,104,000
1,000,000	California Statewide Communities Development Auth. Rev. Ref. (Cottage Health System Obligated Group) Ser. 15	5.000	11/01/43	1,114,570
945,000	University of California Regents Medical Center Pooled Rev. Ser. 07A NATL	4.750	05/15/31	957,493

				6,996,813

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

53

PowerShares California AMT-Free Municipal Bond Portfolio (PWZ) (continued)

October 31, 2015

Principal Amount		Interest Rate	Maturity Date	Value
	Municipal Bonds (continued)
	Highway Tolls Revenue—4.5%
$4,500,000	Bay Area California Auth. Toll Bridge Rev. Ser. 14S-6	5.000%	10/01/54	$4,961,790

	Lease Revenue—11.4%
540,000	Anaheim California Public Financing Auth. Lease Rev. Ref. Ser. 14A	5.000	05/01/39	606,728
1,500,000	Kern County California COP (Capital Improvements Projects) Ser. 09A AGC	5.750	08/01/35	1,688,730
485,000	Los Angeles California Municipal Improvement Corp. Lease Rev. (Figueroa Plaza) Ser. 07B1 NATL	4.750	08/01/37	486,615
1,000,000	Los Angeles California Municipal Improvement Corp. Lease Rev. (Real Property) Ser. 09B AGC	5.500	04/01/39	1,125,800
400,000	Los Angeles California Municipal Improvement Corp. Lease Rev. Police Headquarters Facility Ser. 06A NATL	4.250	01/01/37	402,608
2,000,000	Los Angeles County California Public Works Financing Auth. Lease Rev. Ser. 15A	5.000	12/01/44	2,231,840
1,000,000	Richmond Joint Powers Financing Auth. Lease Rev. (Civic Center Project) Ser. 09 AGC	5.750	08/01/29	1,140,800
1,000,000	San Diego California Public Facilities Financing Auth. Lease Rev. (Capital improvement Projects) Ser. 15A	5.000	10/15/44	1,098,700
2,000,000	San Jose California Financing Auth. Ref. (Civic Center Project) Ser. 13A	5.000	06/01/39	2,246,460
400,000	Santa Clara Valley California Water District (COP Water Utility System Improvement) Ser. 07A NATL	5.000	06/01/37	422,864
1,000,000	Yuba California Levee Financing Auth. Rev. (Levee Financing Project) Ser. 08A AGC	5.000	09/01/38	1,064,070

				12,515,215

	Miscellaneous Revenue—5.8%
1,500,000	California State Various Purpose—Green Bonds Ser. 14	5.000	10/01/37	1,718,055
1,000,000	California State Various Purpose Ser. 14	5.000	10/01/44	1,130,400
1,000,000	California State Various Purpose Ser. 15	5.000	03/01/45	1,131,300
2,000,000	Pittsburg Unified School District Financing Auth. Rev. (District Bond Program) Ser. 11 AGM	5.500	09/01/46	2,310,000

				6,289,755

	Port, Airport & Marina Revenue—6.2%
500,000	Long Beach California Marina Rev. Ser. 15	5.000	05/15/40	543,050
500,000	Long Beach California Marina Rev. Ser. 15	5.000	05/15/45	540,565
2,000,000	Los Angeles California Department of Airports Ref. Rev. Sub.-Ser. 15C	5.000	05/15/38	2,274,580
1,000,000	Los Angeles California Department of Airports Senior Los Angeles International Airport Ser. 10A	5.000	05/15/40	1,131,930
2,000,000	San Francisco California City & County Airports Commission (San Francisco International Airport) Ser. 14B	5.000	05/01/44	2,258,200

				6,748,325

	Recreational Revenue—1.0%
1,000,000	California Infrastructure & Economic Development Bank Rev. Ref. (Academy of Motion Picture Arts & Projects) Ser. 15	5.000	11/01/41	1,124,700

	Sales Tax Revenue—1.3%
1,500,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Rev. (First Sub.-Ser.) 10C AGM	5.125	08/01/42	1,375,470

	Sewer Revenue—1.8%
400,000	Bakersfield California Wastewater Rev. Ser. 07A AGM(a)	5.000	09/15/17	433,620
400,000	Clovis California Public Financing Auth. Wastewater Rev. Ser. 07 AMBAC	4.500	08/01/38	403,332
650,000	Fresno California Sewer Rev. Ser. 08A AGC	5.000	09/01/37	712,036
460,000	Hollister California Joint Powers Financing Auth. (Wastewater Rev. Refinancing & Improvement Project) Ser. 01 AGM	5.000	06/01/32	469,775

				2,018,763

	Special Assessment—1.5%
1,500,000	Sacramento California Area Flood Control Agency Consolidated Capital Assessment District Ser. 08 BHAC	5.625	10/01/37	1,658,040

	Special Tax—2.7%
2,600,000	Irvine California Unified School District Special Tax Ref. Ser. 15 BAM	5.000	09/01/38	2,934,724

	Tax Increment Revenue—3.6%
1,000,000	Inland Valley California Development Successor Agency Tax Allocation Ref. Ser. 14A AGM	5.000	09/01/44	1,097,740
2,500,000	Santa Cruz County California Redevelopment Successor Agency Tax Allocation Ref. Ser. 15A AGM	5.000	09/01/35	2,838,650

				3,936,390

	Water Revenue—5.6%
1,000,000	East Bay California Municipal Utility District Water System Rev. Ref. Ser. 07A NATL(a)	5.000	06/01/17	1,071,930
1,500,000	East Bay California Municipal Utility District Water System Rev. Ref. Ser. 15A	5.000	06/01/37	1,755,090
2,000,000	Los Angeles California Department of Water & Power Rev. Ser. 12B	5.000	07/01/43	2,284,280
500,000	Puerto Rico Commonwealth Aqueduct & Sewer Auth. Rev. (Senior Lien) Ser. 08A AGC	5.125	07/01/47	455,650

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

54

PowerShares California AMT-Free Municipal Bond Portfolio (PWZ) (continued)

October 31, 2015

Principal Amount		Interest Rate	Maturity Date	Value
	Municipal Bonds (continued)
	Water Revenue (continued)
$500,000	San Francisco City & County Public Utilities Commission Water Rev. Ser. 06A AGM(a)	4.500%	05/01/16	$510,870

				6,077,820

	Total Investments (Cost $104,009,235)(b)—98.1%			107,259,989
	Other assets less liabilities—1.9%			2,108,736

	Net Assets—100.0%			$109,368,725

Investment Abbreviations:

AGC—Assured Guaranty Corp.

AGM—Assured Guaranty Municipal Corp.

AMBAC—American Municipal Bond Assurance Corp.

Auth.—Authority

BAM—Build America Mutual

BHAC—Berkshire Hathaway Assurance Corp.

COP—Certificate of Participation

FGIC—Financial Guaranty Insurance Co.

NATL—National Public Finance Guarantee Corp.

Ref.—Refunding Bonds

Rev.—Revenue

Ser.—Series

Sub.—Subordinated

Notes to Schedule of Investments:

(a)	Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.
(b)	The following table provides a listing of those entities that have either guaranteed, backed or otherwise enhanced the credit quality of more than 5% of the value of securities held in the portfolio, as of October 31, 2015. In instances where the entity has guaranteed, backed or otherwise enhanced the credit quality of a security, it is not primarily responsible for the borrower’s obligations but may be called upon to satisfy the borrower’s obligations.

Entities	Percentage of Total Investments
Assured Guaranty Municipal Corp.	24.4%
Assured Guaranty Corp.	9.9
National Public Finance Guarantee Corp.	7.0

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

55

Schedule of Investments

PowerShares CEF Income Composite Portfolio (PCEF)

October 31, 2015

Number of Shares		Value
	Closed-End Funds—100.0%
	Bonds—48.4%
2,978,313	Aberdeen Asia-Pacific Income Fund, Inc.	$14,146,987
1,371,631	AllianceBernstein Income Fund, Inc.	10,931,899
187,116	Babson Capital Global Short Duration High Yield Fund	3,295,113
477,370	BlackRock Core Bond Trust	6,186,715
1,106,703	BlackRock Credit Allocation Income Trust	13,866,989
464,133	BlackRock Income Trust, Inc.	2,970,451
343,671	BlackRock Limited Duration Income Trust	5,086,331
396,267	BlackRock Multi-Sector Income Trust	6,463,115
406,328	BlackRock Taxable Municipal Bond Trust	8,321,597
456,103	Blackstone/GSO Strategic Credit Fund	6,631,738
230,522	Brookfield Mortgage Opportunity Income Fund, Inc.	3,427,862
129,939	Brookfield Total Return Fund, Inc.	2,852,161
205,722	Cohen & Steers Limited Duration Preferred and Income Fund, Inc.	4,700,748
89,121	Cohen & Steers Select Preferred and Income Fund, Inc.	2,146,925
73,815	Cutwater Select Income Fund	1,418,724
899,012	DoubleLine Income Solutions Fund	15,876,552
73,293	DoubleLine Opportunistic Credit Fund	1,846,984
197,262	Duff & Phelps Utility and Corporate Bond Trust, Inc.	1,852,290
1,101,993	Eaton Vance Limited Duration Income Fund	14,689,567
169,370	Eaton Vance Short Duration Diversified Income Fund	2,300,045
94,487	Eaton Vance Tax-Advantaged Bond and Options Strategies Fund	1,187,702
185,463	First Trust Aberdeen Global Opportunity Income Fund	1,915,833
424,225	First Trust Intermediate Duration Preferred & Income Fund	9,311,739
134,250	Flaherty & Crumrine Dynamic Preferred and Income Fund, Inc.	3,079,695
227,554	Flaherty & Crumrine Preferred Securities Income Fund, Inc.	4,464,609
62,300	Flaherty & Crumrine Total Return Fund, Inc.	1,187,438
277,374	Franklin Limited Duration Income Trust	3,114,910
105,783	Guggenheim Build America Bonds Managed Duration Trust	2,361,076
80,678	Invesco Bond Fund(a)	1,470,760
1,324,383	Invesco Senior Income Trust(a)	5,482,946
80,547	John Hancock Investors Trust	1,221,898
189,229	John Hancock Preferred Income Fund	3,767,549
155,292	John Hancock Preferred Income Fund II	3,056,147
231,703	John Hancock Preferred Income Fund III	3,978,340
370,806	John Hancock Premium Dividend Fund	5,072,626
222,358	Legg Mason BW Global Income Opportunities Fund, Inc.	2,792,816
502,889	MFS Charter Income Trust	4,153,863
230,544	MFS Government Markets Income Trust	1,242,632
855,999	MFS Intermediate Income Trust	3,903,355
704,742	MFS Multimarket Income Trust	4,186,167
184,956	Nuveen Build America Bond Fund	3,702,819
51,588	Nuveen Build America Bond Opportunity Fund	1,021,958

Number of Shares		Value
	Closed-End Funds (continued)
	Bonds (continued)
1,261,914	Nuveen Credit Strategies Income Fund	$10,171,027
499,029	Nuveen Floating Rate Income Fund	5,040,193
245,704	Nuveen Global High Income Fund	3,722,416
162,477	Nuveen Preferred & Income Term Fund	3,800,337
867,109	Nuveen Preferred Income Opportunities Fund	8,064,114
458,927	Nuveen Quality Preferred Income Fund	3,809,094
728,285	Nuveen Quality Preferred Income Fund II	6,700,222
213,911	Nuveen Quality Preferred Income Fund III	1,843,913
244,660	PIMCO Corporate & Income Strategy Fund	3,366,522
104,222	PIMCO Income Opportunity Fund	2,453,386
181,656	PIMCO Income Strategy Fund	1,880,140
424,787	PIMCO Income Strategy Fund II	3,916,536
218,363	PIMCO Strategic Income Fund, Inc.	2,004,572
179,373	Pioneer Floating Rate Trust	1,967,722
308,788	Prudential Short Duration High Yield Fund, Inc.	4,616,381
511,821	Putnam Master Intermediate Income Trust	2,364,613
1,097,055	Putnam Premier Income Trust	5,540,128
117,977	Stone Harbor Emerging Markets Income Fund	1,599,768
186,419	Strategic Global Income Fund, Inc.	1,670,314
441,576	TCW Strategic Income Fund, Inc.	2,353,600
1,250,222	Templeton Global Income Fund	8,163,950
105,089	Virtus Global Multi-Sector Income Fund	1,562,673
140,919	Western Asset Global Corporate Defined Opportunity Fund, Inc.	2,419,579
162,687	Western Asset Global Partners Income Fund, Inc.	1,381,213
54,501	Western Asset Investment Grade Defined Opportunity Trust, Inc.	1,118,360
52,331	Western Asset Mortgage Defined Opportunity Fund, Inc.	1,268,503
85,486	Western Asset Premier Bond Fund	1,117,302
636,060	Western Asset/Claymore Inflation-Linked Opportunities & Income Fund	6,672,269
303,803	Western Asset/Claymore Inflation-Linked Securities & Income Fund	3,250,692

		304,529,210

	Bonds/High Yield—27.9%
858,959	AllianceBernstein Global High Income Fund, Inc.	9,878,028
1,286,956	BlackRock Corporate High Yield Fund, Inc.	13,371,473
1,919,447	BlackRock Debt Strategies Fund, Inc.	6,641,287
336,979	BlackRock Floating Rate Income Strategies Fund, Inc.	4,390,836
170,819	BlackRock Floating Rate Income Trust	2,181,359
235,585	Brookfield High Income Fund, Inc.	1,762,176
546,820	Credit Suisse Asset Management Income Fund, Inc.	1,602,183
902,251	Credit Suisse High Yield Bond Fund	2,165,402
107,943	Deutsche High Income Opportunities Fund, Inc.	1,472,342
254,763	Deutsche Multi-Market Income Trust	1,936,199
650,288	Dreyfus High Yield Strategies Fund	2,113,436
287,721	Eaton Vance Floating-Rate Income Trust	3,792,163
258,604	Eaton Vance Senior Floating-Rate Trust	3,351,508
380,058	First Trust High Income Long/Short Fund	5,685,668
193,512	First Trust Senior Floating Rate Income Fund II	2,422,770

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

56

PowerShares CEF Income Composite Portfolio (PCEF) (continued)

October 31, 2015

Number of Shares		Value
	Closed-End Funds (continued)
	Bonds/High Yield (continued)
214,207	Global High Income Fund, Inc.	$1,895,732
36,011	Guggenheim Credit Allocation Fund	731,383
171,096	Ivy High Income Opportunities Fund	2,397,055
143,122	KKR Income Opportunities Fund	2,121,068
257,930	Morgan Stanley Emerging Markets Debt Fund, Inc.	2,254,308
205,925	Neuberger Berman High Yield Strategies Fund, Inc.	2,201,338
241,752	New America High Income Fund, Inc. (The)	2,004,124
346,676	Nuveen Floating Rate Income Opportunity Fund	3,477,160
230,824	Nuveen NASDAQ 100 Dynamic Overwrite Fund	4,436,437
356,860	Nuveen Senior Income Fund	2,112,611
370,131	PIMCO Corporate & Income Opportunity Fund	5,207,743
1,267,410	PIMCO Dynamic Credit Income Fund	23,776,612
77,064	Pioneer Diversified High Income Trust	1,178,309
148,376	Pioneer High Income Trust	1,592,074
420,525	Prudential Global Short Duration High Yield Fund, Inc.	6,118,639
100,501	Stone Harbor Emerging Markets Total Income Fund	1,278,373
502,307	Templeton Emerging Markets Income Fund	5,153,670
1,076,395	Voya Prime Rate Trust	5,446,559
660,073	Wells Fargo Advantage Income Opportunities Fund	5,201,375
440,296	Wells Fargo Advantage Multi-Sector Income Fund	5,292,358
353,580	Western Asset Emerging Markets Debt Fund, Inc.	5,201,162
340,849	Western Asset Emerging Markets Income Fund, Inc.	3,463,026
322,030	Western Asset Global High Income Fund, Inc.	3,078,607
783,614	Western Asset High Income Fund II, Inc.	5,485,298
856,799	Western Asset High Income Opportunity Fund, Inc.	4,164,043
233,259	Western Asset High Yield Defined Opportunity Fund, Inc.	3,445,235
490,400	Western Asset Managed High Income Fund, Inc.	2,324,496
149,659	Western Asset Worldwide Income Fund, Inc.	1,544,481

		175,350,106

	Domestic Equity—1.3%
203,473	BlackRock Science & Technology Trust	3,485,493
145,656	Cohen & Steers Global Income Builder, Inc.	1,465,300
190,315	GAMCO Natural Resources Gold & Income Trust	1,181,856
124,842	John Hancock Hedged Equity & Income Fund	1,876,375

		8,009,024

	Option Income—22.4%
860,883	AllianzGI NFJ Dividend, Interest & Premium Strategy Fund	11,027,911
187,790	BlackRock Energy and Resources Trust	2,922,012
281,013	BlackRock Enhanced Capital and Income Fund, Inc.	4,038,157
1,735,476	BlackRock Enhanced Equity Dividend Trust	13,276,391

Number of Shares		Value
	Closed-End Funds (continued)
	Option Income (continued)
631,952	BlackRock Global Opportunities Equity Trust	$8,183,779
38,149	BlackRock Health Sciences Trust	1,572,883
800,630	BlackRock International Growth and Income Trust	5,164,064
1,004,677	BlackRock Resources & Commodities Strategy Trust	7,655,639
78,594	Columbia Seligman Premium Technology Growth Fund, Inc.	1,373,037
289,105	Eaton Vance Enhanced Equity Income Fund	3,674,525
297,101	Eaton Vance Enhanced Equity Income Fund II	3,981,153
465,338	Eaton Vance Risk-Managed Diversified Equity Income Fund	4,723,181
121,625	Eaton Vance Tax-Managed Buy-Write Income Fund	1,960,595
322,560	Eaton Vance Tax-Managed Buy-Write Opportunities Fund	4,815,821
930,288	Eaton Vance Tax-Managed Diversified Equity Income Fund	10,521,557
556,185	Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund	6,529,612
1,878,293	Eaton Vance Tax-Managed Global Diversified Equity Income Fund	17,167,598
148,156	First Trust Enhanced Equity Income Fund	2,008,995
140,181	Guggenheim Enhanced Equity Income Fund	1,082,197
180,427	Madison Covered Call & Equity Strategy Fund	1,389,288
262,468	Nuveen Dow 30sm Dynamic Overwrite Fund	3,737,544
196,933	Nuveen Global Equity Income Fund	2,174,140
632,026	Nuveen S&P 500 Buy-Write Income Fund	7,856,083
113,705	Nuveen S&P 500 Dynamic Overwrite Fund	1,525,921
95,377	Voya Asia Pacific High Dividend Equity Income Fund	875,561
115,038	Voya Global Advantage and Premium Opportunity Fund	1,255,065
895,898	Voya Global Equity Dividend and Premium Opportunity Fund	6,781,948
186,016	Voya Infrastructure Industrials and Materials Fund	2,375,424
206,707	Voya Natural Resources Equity Income Fund	1,285,718

		140,935,799

	Total Investments (Cost $671,440,491)—100.0%	628,824,139
	Other assets less liabilities—(0.0)%	(140,624)

	Net Assets—100.0%	$628,683,515

Notes to Schedule of Investments:

(a)	Affiliated company. The Fund’s Adviser and the adviser for Invesco Bond Fund and Invesco Senior Income Trust are wholly-owned subsidiaries of Invesco Ltd. and therefore, Invesco Bond Fund and Invesco Senior Income Trust are considered to be affiliated. See Note 4.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

57

Schedule of Investments

PowerShares Chinese Yuan Dim Sum Bond Portfolio (DSUM)

October 31, 2015

Foreign Currency(a)	Principal Amount		Interest Rate	Maturity Date	Value
		Corporate Bonds—68.3%
		Brazil—4.6%
CNH	24,000,000	Banco BTG Pactual SA, GMTN	4.100%	03/26/16	$3,734,381

		China—31.9%
CNH	5,000,000	21Vianet Group, Inc.	7.875	03/22/16	785,337
CNH	7,850,000	Agile Property Holdings Ltd.	6.500	02/28/17	1,225,402
CNH	10,000,000	Agricultural Bank of China Ltd.	3.200	11/28/15	1,580,464
CNH	8,000,000	Bank of China Ltd., EMTN	3.600	06/30/17	1,257,291
CNH	10,000,000	Bank of Communications Co. Ltd.	3.300	03/20/16	1,577,581
CNH	10,000,000	Bestgain Real Estate Lyra Ltd., EMTN	4.050	12/16/16	1,567,770
CNH	10,000,000	Bestgain Real Estate Lyra Ltd., EMTN	4.500	12/04/18	1,564,759
CNH	8,000,000	CCBL Funding PLC	3.200	11/29/15	1,264,051
CNH	10,000,000	China City Construction International Co. Ltd.	5.350	07/03/17	1,561,824
CNH	6,000,000	China Development Bank Corp.	4.200	01/19/27	949,128
CNH	10,000,000	China Development Bank Corp., EMTN	3.600	11/13/18	1,571,593
CNH	5,500,000	China Electronics Corp. Holdings Co. Ltd.	4.700	01/16/17	857,930
CNH	3,000,000	China General Nuclear Power Corp.	3.750	11/01/15	474,437
CNH	5,000,000	China Minmetals Corp.	3.650	03/28/16	787,316
CNH	6,000,000	China Resources Power Holdings Co. Ltd.	3.750	11/12/15	948,623
CNH	10,000,000	China Unicom Hong Kong Ltd., EMTN	4.000	04/16/17	1,569,725
CNH	5,000,000	Eastern Air Overseas Hong Kong Corp. Ltd.	3.875	06/05/16	786,311
CNH	5,000,000	Fantasia Holdings Group Co. Ltd.	7.875	05/27/16	787,059
CNH	7,870,000	Huaneng Power International, Inc.	3.850	02/05/16	1,241,901
CNH	5,000,000	Industrial & Commercial Bank of China Ltd., EMTN	3.200	11/28/15	790,034
CNH	5,000,000	Jinchuan Group Co. Ltd.	4.750	07/17/17	760,186
CNH	5,000,000	Kunzhi Ltd.	5.875	01/15/17	778,953
CNH	1,000,000	Lenovo Group Ltd.	4.950	06/10/20	159,148
	5,000,000	Rosy Capital Global Ltd.	5.250	07/30/18	780,898
CNH	3,000,000	Yanlord Land HK Co. Ltd.	5.375	05/23/16	473,547

					26,101,268

		France—0.8%
CNH	4,000,000	Total Capital SA, EMTN	3.750	09/24/18	623,137

		Germany—1.1%
CNH	1,000,000	Volkswagen International Finance NV, EMTN	2.150	05/23/16	155,001
CNH	5,000,000	Volkswagen International Finance NV, EMTN	3.750	11/30/17	757,217

					912,218

		Hong Kong—9.9%
CNH	7,000,000	Beijing Capital Hong Kong Ltd.	4.700	06/20/17	1,104,345
CNH	4,000,000	China Construction Bank Asia Corp. Ltd., EMTN	3.250	03/13/16	631,035
CNH	5,000,000	Far East Consortium International Ltd.	5.875	03/04/16	791,739
CNH	10,000,000	Hainan Airlines Hong Kong Co. Ltd.	6.250	05/22/17	1,555,833
CNH	2,000,000	HKCG Finance Ltd., EMTN	1.400	04/11/16	312,761
CNH	5,000,000	I.T. Ltd.	6.250	05/15/18	730,541
CNH	4,000,000	ICBCIL Finance Co. Ltd.	3.900	06/18/18	620,770
CNH	1,000,000	Industrial & Commercial Bank of China Asia Ltd., EMTN	6.000	11/04/21	160,319
CNH	5,000,000	Noble Group Ltd., EMTN	4.000	01/30/16	755,576
CNH	5,000,000	Value Success International Ltd., EMTN	4.000	11/21/16	785,820
CNH	4,000,000	Value Success International Ltd., EMTN	4.750	11/04/18	629,463

					8,078,202

		Japan—2.8%
CNH	15,000,000	Bank of Tokyo-Mitsubishi UFJ China Ltd.	3.050	05/26/17	2,336,821

		New Zealand—1.7%
CNH	9,000,000	Fonterra Co-operative Group Ltd., EMTN	4.000	06/22/20	1,357,693

		Russia—4.7%
CNH	10,000,000	Gazprombank OJSC Via GPB Eurobond Finance PLC, EMTN	4.250	01/30/17	1,494,775
CNH	15,000,000	Russian Agricultural Bank OJSC Via RSHB Capital SA, MTN	3.600	02/04/16	2,340,076

					3,834,851

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

58

PowerShares Chinese Yuan Dim Sum Bond Portfolio (DSUM) (continued)

October 31, 2015

Foreign Currency(a)	Principal Amount		Interest Rate	Maturity Date	Value
		Corporate Bonds (continued)
		Supranational—3.8%
CNH	10,000,000	Asian Development Bank, EMTN	2.850%	10/21/20	$1,534,293
CNH	10,000,000	International Finance Corp., GMTN	2.000	06/26/17	1,542,090

					3,076,383

		Sweden—1.3%
CNH	7,000,000	Volvo Treasury AB, EMTN	3.800	11/22/15	1,106,468

		United Kingdom—3.8%
CNH	5,000,000	BP Capital Markets PLC, EMTN	3.950	10/08/18	781,737
CNH	15,000,000	Standard Chartered PLC	2.625	05/31/16	2,355,924

					3,137,661

		United States—1.9%
CNH	10,000,000	Caterpillar Financial Services Corp., EMTN	3.550	06/23/18	1,548,962

		Total Corporate Bonds (Cost $58,242,743)			55,848,045

		Sovereign Debt Obligations—29.5%
		Canada—1.9%
CNH	10,000,000	Province of British Columbia	2.850	11/13/16	1,569,747

		China—23.8%
CNH	6,000,000	China Government Bond	1.800	12/01/15	947,768
CNH	5,000,000	China Government Bond	2.870	06/27/16	789,886
CNH	13,500,000	China Government Bond	1.400	08/18/16	2,107,817
CNH	15,000,000	China Government Bond	2.600	11/22/16	2,361,234
CNH	5,000,000	China Government Bond	2.560	06/29/17	784,350
CNH	9,500,000	China Government Bond	1.940	08/18/18	1,456,233
CNH	8,000,000	China Government Bond	3.090	11/22/18	1,263,754
CNH	5,000,000	China Government Bond	3.090	06/29/20	788,779
CNH	6,000,000	China Government Bond	2.480	12/01/20	918,683
CNH	10,000,000	China Government Bond	2.360	08/18/21	1,510,656
CNH	6,500,000	China Government Bond	3.100	06/29/22	1,012,665
CNH	9,000,000	China Government Bond	3.160	06/27/23	1,406,350
CNH	10,000,000	Export-Import Bank of China (The)	3.000	05/14/16	1,575,961
CNH	6,000,000	Export-Import Bank of China (The)	3.350	06/18/17	943,584
CNH	10,000,000	Export-Import Bank of China (The), Series B	3.250	01/21/17	1,572,653

					19,440,373

		France—1.9%
CNH	10,000,000	Caisse d’Amortissement de la Dette Sociale	3.800	02/06/17	1,587,411

		South Korea—1.9%
CNH	10,000,000	Export-Import Bank of Korea, EMTN	3.600	06/10/18	1,566,777

		Total Sovereign Debt Obligations (Cost $24,994,080)			24,164,308

	Number of Shares
		Money Market Fund—1.1%
	917,229	Invesco Premier Portfolio—Institutional Class, 0.12%(b) (Cost $917,229)			917,229

		Total Investments (Cost $84,154,052)—98.9%			80,929,582
		Other assets less liabilities—1.1%			934,934

		Net Assets—100.0%			$81,864,516

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

59

PowerShares Chinese Yuan Dim Sum Bond Portfolio (DSUM) (continued)

October 31, 2015

Investment Abbreviations:

CNH—Chinese Yuan

EMTN—Euro Medium-Term Note

GMTN—Global Medium-Term Note

MTN—Medium-Term Notes

Notes to Schedule of Investments:

(a)	Foreign denominated security. Principal amount denominated in currency indicated.
(b)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of October 31, 2015.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

60

Schedule of Investments

PowerShares Emerging Markets Sovereign Debt Portfolio (PCY)

October 31, 2015

Principal Amount		Interest Rate	Maturity Date	Value
	Sovereign Debt Obligations—98.2%
	Brazil—3.0%
$24,864,000	Brazilian Government International Bond	8.250%	01/20/34	$26,604,480
27,075,000	Brazilian Government International Bond	7.125	01/20/37	26,465,812
31,674,000	Brazilian Government International Bond	5.625	01/07/41	26,051,865

				79,122,157

	Colombia—3.1%
23,143,000	Colombia Government International Bond	7.375	09/18/37	26,961,595
26,190,000	Colombia Government International Bond	6.125	01/18/41	27,041,175
28,182,000	Colombia Government International Bond	5.625	02/26/44	27,406,995

				81,409,765

	Croatia—3.5%
28,601,000	Croatia Government International Bond(a)	6.625	07/14/20	31,147,919
28,193,000	Croatia Government International Bond(a)	6.375	03/24/21	30,413,199
28,900,000	Croatia Government International Bond(a)	6.000	01/26/24	30,706,250

				92,267,368

	Dominican Republic—3.3%
28,509,000	Dominican Republic International Bond(a)	6.600	01/28/24	30,433,358
25,962,000	Dominican Republic International Bond(a)	7.450	04/30/44	27,519,720
29,491,000	Dominican Republic International Bond(a)	6.850	01/27/45	29,564,727

				87,517,805

	El Salvador—3.1%
27,096,000	El Salvador Government International Bond(a)	8.250	04/10/32	27,129,870
29,791,000	El Salvador Government International Bond(a)	7.650	06/15/35	27,147,049
29,860,000	El Salvador Government International Bond(a)	7.625	02/01/41	26,948,650

				81,225,569

	Hungary—3.4%
27,116,000	Hungary Government International Bond	5.750	11/22/23	30,607,185
27,987,000	Hungary Government International Bond	5.375	03/25/24	30,995,602
21,781,000	Hungary Government International Bond	7.625	03/29/41	29,783,122

				91,385,909

	Indonesia—3.3%
22,152,000	Indonesia Government International Bond(a)	8.500	10/12/35	29,076,715
25,825,000	Indonesia Government International Bond(a)	6.625	02/17/37	28,510,800
23,567,000	Indonesia Government International Bond(a)	7.750	01/17/38	29,211,297

				86,798,812

	Latvia—3.6%
47,383,000	Republic of Latvia(a)	2.750	01/12/20	48,301,993
41,711,000	Republic of Latvia(a)	5.250	06/16/21	47,602,679

				95,904,672

	Lithuania—3.6%
26,366,000	Lithuania Government International Bond(a)	7.375	02/11/20	31,727,526
26,563,000	Lithuania Government International Bond(a)	6.125	03/09/21	31,161,056
25,961,000	Lithuania Government International Bond(a)	6.625	02/01/22	31,602,351

				94,490,933

	Mexico—3.2%
25,372,000	Mexico Government International Bond, MTN	6.050	01/11/40	28,765,505
26,284,000	Mexico Government International Bond, MTN	5.550	01/21/45	27,959,605
30,276,000	Mexico Government International Bond	4.600	01/23/46	28,194,525

				84,919,635

	Morocco—3.3%
45,227,000	Morocco Government International Bond(a)	4.250	12/11/22	45,704,778
42,844,000	Morocco Government International Bond(a)	5.500	12/11/42	43,194,892

				88,899,670

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

61

PowerShares Emerging Markets Sovereign Debt Portfolio (PCY) (continued)

October 31, 2015

Principal Amount		Interest Rate	Maturity Date	Value
	Sovereign Debt Obligations (continued)
	Pakistan—3.6%
$30,888,000	Pakistan Government International Bond(a)	7.250%	04/15/19	$32,210,006
30,749,000	Pakistan Government International Bond(a)	6.750	12/03/19	31,962,755
29,947,000	Pakistan Government International Bond(a)	8.250	04/15/24	32,140,618

				96,313,379

	Panama—3.4%
24,436,000	Panama Government International Bond	7.125	01/29/26	31,155,900
21,348,000	Panama Government International Bond	8.875	09/30/27	30,260,790
24,214,000	Panama Government International Bond	6.700	01/26/36	30,085,895

				91,502,585

	Peru—3.3%
23,542,000	Peruvian Government International Bond	7.350	07/21/25	30,428,035
19,808,000	Peruvian Government International Bond	8.750	11/21/33	28,969,200
25,088,000	Peruvian Government International Bond	5.625	11/18/50	27,157,760

				86,554,995

	Philippines—3.5%
19,339,000	Philippine Government International Bond	9.500	02/02/30	31,264,974
21,112,000	Philippine Government International Bond	7.750	01/14/31	30,591,795
23,030,000	Philippine Government International Bond	6.375	10/23/34	30,979,887

				92,836,656

	Poland—3.6%
27,851,000	Poland Government International Bond	5.125	04/21/21	31,585,513
27,714,000	Poland Government International Bond	5.000	03/23/22	31,284,949
29,446,000	Poland Government International Bond	4.000	01/22/24	31,423,770

				94,294,232

	Qatar—3.7%
19,986,000	Qatar Government International Bond(a)	9.750	06/15/30	32,882,966
24,231,000	Qatar Government International Bond(a)	6.400	01/20/40	32,355,291
25,437,000	Qatar Government International Bond(a)	5.750	01/20/42	31,732,657

				96,970,914

	Romania—3.6%
39,553,000	Romanian Government International Bond, MTN(a)	6.750	02/07/22	47,246,058
44,564,000	Romanian Government International Bond, MTN(a)	4.375	08/22/23	46,983,068

				94,229,126

	Russia—4.1%
35,000,000	Russian Foreign Bond—Eurobond(a)	4.875	09/16/23	36,246,000
36,800,000	Russian Foreign Bond—Eurobond(a)	5.625	04/04/42	36,797,792
35,400,000	Russian Foreign Bond—Eurobond(a)	5.875	09/16/43	36,417,750

				109,461,542

	Serbia—3.4%
28,542,000	Republic of Serbia(a)	5.875	12/03/18	30,376,537
29,606,000	Republic of Serbia(a)	4.875	02/25/20	30,631,818
26,581,000	Republic of Serbia(a)	7.250	09/28/21	30,479,104

				91,487,459

	Slovenia—3.4%
26,926,000	Slovenia Government International Bond(a)	5.500	10/26/22	30,571,996
26,416,000	Slovenia Government International Bond(a)	5.850	05/10/23	30,609,540
26,860,000	Slovenia Government International Bond(a)	5.250	02/18/24	30,150,350

				91,331,886

	South Africa—3.3%
27,932,000	South Africa Government International Bond	5.875	05/30/22	30,760,115
24,680,000	South Africa Government International Bond	6.250	03/08/41	27,549,050
29,290,000	South Africa Government International Bond(b)	5.375	07/24/44	28,838,495

				87,147,660

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

62

PowerShares Emerging Markets Sovereign Debt Portfolio (PCY) (continued)

October 31, 2015

Principal Amount		Interest Rate	Maturity Date	Value
	Sovereign Debt Obligations (continued)
	South Korea—3.4%
$25,626,000	Republic of Korea	7.125%	04/16/19	$30,152,320
28,097,000	Republic of Korea	3.875	09/11/23	30,612,244
25,004,000	Republic of Korea	4.125	06/10/44	28,679,588

				89,444,152

	Sri Lanka—3.4%
30,113,000	Sri Lanka Government International Bond(a)	6.250	10/04/20	30,384,017
30,699,000	Sri Lanka Government International Bond(a)	6.250	07/27/21	30,607,609
30,933,000	Sri Lanka Government International Bond(a)	5.875	07/25/22	29,864,265

				90,855,891

	Turkey—3.3%
23,554,000	Turkey Government International Bond	8.000	02/14/34	30,212,716
25,410,000	Turkey Government International Bond	6.875	03/17/36	29,299,890
24,220,000	Turkey Government International Bond	7.250	03/05/38	29,187,522

				88,700,128

	Ukraine—6.0%
65,086,000	Ukraine Government International Bond(a)	7.750	09/23/20	51,417,940
68,238,000	Ukraine Government International Bond(a)	7.950	02/23/21	54,078,615
67,760,000	Ukraine Government International Bond(a)	7.500	04/17/23	54,038,600

				159,535,155

	Uruguay—3.3%
23,865,000	Uruguay Government International Bond	8.000	11/18/22	30,099,730
22,830,000	Uruguay Government International Bond	7.875	01/15/33	29,222,400
22,459,000	Uruguay Government International Bond	7.625	03/21/36	28,522,930

				87,845,060

	Venezuela—3.5%
71,058,000	Venezuela Government International Bond(a)(b)	7.000	12/01/18	31,265,520
77,379,000	Venezuela Government International Bond(a)	7.750	10/13/19	30,951,600
79,700,000	Venezuela Government International Bond(a)(b)	6.000	12/09/20	30,485,250

				92,702,370

	Total Sovereign Debt Obligations (Cost $2,680,509,129)			2,605,155,485

Number of Shares
	Money Market Fund—0.2%
6,255,278	Invesco Premier Portfolio—Institutional Class, 0.12%(c) (Cost $6,255,278)			6,255,278

	Total Investments (excluding investments purchased with cash collateral from securities on loan) (Cost $2,686,764,407)—98.4%			2,611,410,763

	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—0.4%
11,021,700	Invesco Liquid Assets Portfolio—Institutional Class, 0.16%(c)(d) (Cost $11,021,700)			11,021,700

	Total Investments (Cost $2,697,786,107)—98.8%			2,622,432,463
	Other assets less liabilities—1.2%			30,952,734

	Net Assets—100.0%			$2,653,385,197

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

63

PowerShares Emerging Markets Sovereign Debt Portfolio (PCY) (continued)

October 31, 2015

Investment Abbreviations:

MTN—Medium-Term Notes

Notes to Schedule of Investments:

(a)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2015 was $1,549,992,551, which represented 58.42% of the Fund’s Net Assets.
(b)	All or a portion of this security was out on loan at October 31, 2015.
(c)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of October 31, 2015.
(d)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

64

Schedule of Investments

PowerShares Fundamental Emerging Markets Local Debt Portfolio (PFEM)

October 31, 2015

Foreign Currency(a)	Principal Amount		Interest Rate	Maturity Date	Value
		Sovereign Debt Obligations—95.5%
		Brazil—8.3%
BRL	400,000	Brazil Notas do Tesouro Nacional, Series NTNF	10.000%	01/01/17	$98,926
BRL	850,000	Brazil Notas do Tesouro Nacional, Series NTNF	10.000	01/01/21	179,597
BRL	400,000	Brazil Notas do Tesouro Nacional, Series NTNF	10.000	01/01/23	80,036

					358,559

		Chile—4.0%
CLP	110,000,000	Chile Government International Bond(b)	6.000	01/01/20	173,492

		China—3.6%
CNH	1,000,000	China Government Bond	2.560	06/29/17	156,870

		Colombia—3.7%
COP	50,000,000	Colombian TES, Series B	7.250	06/15/16	17,509
COP	300,000,000	Colombian TES, Series B	7.000	05/04/22	101,970
COP	100,000,000	Colombian TES, Series B	10.000	07/24/24	39,380

					158,859

		Czech Republic—4.2%
CZK	800,000	Czech Republic Government Bond, Series 51	4.000	04/11/17	34,727
CZK	700,000	Czech Republic Government Bond, Series 58	5.700	05/25/24	41,737
CZK	2,100,000	Czech Republic Government Bond, Series 61	3.850	09/29/21	105,300

					181,764

		Hungary—4.0%
HUF	23,000,000	Hungary Government Bond, Series 17/A	6.750	11/24/17	91,051
HUF	20,000,000	Hungary Government Bond, Series 19/A	6.500	06/24/19	81,416

					172,467

		Indonesia—7.7%
IDR	2,000,000,000	Indonesia Treasury Bond, Series FR40	11.000	09/15/25	164,340
IDR	1,000,000,000	Indonesia Treasury Bond, Series FR58	8.250	06/15/32	66,785
IDR	1,500,000,000	Indonesia Treasury Bond, Series FR61	7.000	05/15/22	99,362

					330,487

		Israel—4.4%
ILS	500,000	Israel Government Bond, Series 0122	5.500	01/31/22	163,199
ILS	100,000	Israel Government Bond, Series 0816	4.250	08/31/16	26,829

					190,028

		Malaysia—4.4%
MYR	300,000	Malaysia Government Bond, Series 0311	4.392	04/15/26	70,618
MYR	500,000	Malaysia Government Bond, Series 0512	3.314	10/31/17	117,135

					187,753

		Mexico—8.0%
MXN	2,000,000	Mexican Bonos, Series M	5.000	06/15/17	123,332
MXN	1,000,000	Mexican Bonos, Series M	6.500	06/09/22	63,445
MXN	2,200,000	Mexican Bonos, Series M 20	8.500	05/31/29	159,053

					345,830

		Peru—3.7%
PEN	150,000	Peru Government Bond	7.840	08/12/20	49,174
PEN	180,000	Peru Government Bond	8.200	08/12/26	59,272
PEN	175,000	Peru Government Bond	6.900	08/12/37	50,055

					158,501

		Philippines—4.7%
PHP	2,500,000	Philippine Government Bond, Series 1059	4.125	08/20/24	54,971
PHP	2,600,000	Philippine Government Bond, Series 2017	8.000	07/19/31	80,311
PHP	3,000,000	Philippine Government Bond, Series 7-51	5.000	08/18/18	67,190

					202,472

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

65

PowerShares Fundamental Emerging Markets Local Debt Portfolio (PFEM) (continued)

October 31, 2015

Foreign Currency(a)	Principal Amount		Interest Rate	Maturity Date	Value
		Sovereign Debt Obligations (continued)
		Poland—4.0%
PLN	125,000	Poland Government Bond, Series 0719	3.250%	07/25/19	$34,053
PLN	250,000	Poland Government Bond, Series 0922	5.750	09/23/22	78,566
PLN	225,000	Poland Government Bond, Series 1016	4.750	10/25/16	60,228

					172,847

		Russia—10.9%
RUB	6,000,000	Russian Federal Bond—OFZ, Series 5080	7.400	04/19/17	90,876
RUB	14,000,000	Russian Federal Bond—OFZ, Series 6209	7.600	07/20/22	195,598
RUB	13,000,000	Russian Federal Bond—OFZ, Series 6210	6.800	12/11/19	183,801

					470,275

		South Africa—3.7%
ZAR	1,400,000	South Africa Government Bond, Series R186	10.500	12/21/26	117,132
ZAR	650,000	South Africa Government Bond, Series R213	7.000	02/28/31	40,034

					157,166

		South Korea—8.2%
KRW	300,000,000	Korea Treasury Bond, Series 2106	4.250	06/10/21	296,652
KRW	60,000,000	Korea Treasury Bond, Series 2409	3.000	09/10/24	56,570

					353,222

		Thailand—4.1%
THB	2,250,000	Thailand Government Bond	3.250	06/16/17	65,035
THB	1,500,000	Thailand Government Bond	3.875	06/13/19	45,080
THB	2,250,000	Thailand Government Bond	3.580	12/17/27	68,189

					178,304

		Turkey—3.9%
TRY	150,000	Turkey Government Bond	8.300	06/20/18	49,746
TRY	330,000	Turkey Government Bond	10.500	01/15/20	116,796

					166,542

		Total Sovereign Debt Obligations (Cost $5,401,633)			4,115,438

	Number of Shares
		Money Market Fund—2.3%
	99,488	Invesco Premier Portfolio—Institutional Class, 0.12%(c) (Cost $99,488)			99,488

		Total Investments (Cost $5,501,121)—97.8%			4,214,926
		Other assets less liabilities—2.2%			93,285

		Net Assets—100.0%			$4,308,211

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

66

PowerShares Fundamental Emerging Markets Local Debt Portfolio (PFEM) (continued)

October 31, 2015

Investment Abbreviations:

BRL—Brazilian Real

CLP—Chilean Peso

CNH—Chinese Yuan

COP—Colombian Peso

CZK—Czech Koruna

HUF—Hungarian Forint

IDR—Indonesian Rupiah

ILS—Israeli New Sheqel

KRW—South Korean Won

MXN—Mexican Peso

MYR—Malaysian Ringgit

PEN—Peruvian Nuevo Sol

PHP—Philippine Peso

PLN—Polish Zloty

RUB—Russian Ruble

THB—Thai Baht

TRY—Turkish Lira

ZAR—South African Rand

Notes to Schedule of Investments:

(a)	Foreign denominated security. Principal amount denominated in currency indicated.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2015 was $173,492, which represented 4.03% of the Fund’s Net Assets.
(c)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of October 31, 2015.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

67

Schedule of Investments

PowerShares Fundamental High Yield® Corporate Bond Portfolio (PHB)

October 31, 2015

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds—98.7%
	Advertising—0.7%
$2,180,000	Lamar Media Corp.	5.875%	02/01/22	$2,321,700
2,058,000	Outfront Media Capital LLC/Outfront Media Capital Corp.	5.875	03/15/25	2,142,893

				4,464,593

	Aerospace/Defense—0.6%
1,300,000	Aerojet Rocketdyne Holdings, Inc.	7.125	03/15/21	1,373,125
2,600,000	Triumph Group, Inc.	4.875	04/01/21	2,333,500

				3,706,625

	Airlines—0.9%
5,818,000	US Airways Group, Inc.	6.125	06/01/18	6,057,993

	Apparel—0.9%
2,400,000	Hanesbrands, Inc.	6.375	12/15/20	2,496,000
1,744,000	William Carter Co. (The)	5.250	08/15/21	1,820,300
1,695,000	Wolverine World Wide, Inc.	6.125	10/15/20	1,788,225

				6,104,525

	Auto Manufacturers—2.0%
6,616,000	General Motors Co.	3.500	10/02/18	6,742,432
6,261,000	General Motors Co.	4.875	10/02/23	6,599,751

				13,342,183

	Auto Parts & Equipment—2.8%
1,999,000	American Axle & Manufacturing, Inc.	6.625	10/15/22	2,133,932
2,800,000	Dana Holding Corp.	5.375	09/15/21	2,866,500
4,790,000	Goodyear Tire & Rubber Co. (The)	8.250	08/15/20	5,028,303
4,100,000	Lear Corp.	5.250	01/15/25	4,202,500
3,189,000	Tenneco, Inc.	6.875	12/15/20	3,312,574
1,600,000	Titan International, Inc.	6.875	10/01/20	1,360,000

				18,903,809

	Banks—1.8%
2,550,000	CIT Group, Inc.	4.250	08/15/17	2,613,750
2,500,000	CIT Group, Inc.	5.000	08/15/22	2,640,625
3,000,000	Discover Bank	7.000	04/15/20	3,457,794
2,937,000	Synovus Financial Corp.	5.125	06/15/17	3,072,836

				11,785,005

	Beverages—0.6%
1,800,000	Constellation Brands, Inc.	7.250	05/15/17	1,953,000
1,900,000	Constellation Brands, Inc.	4.250	05/01/23	1,949,875

				3,902,875

	Building Materials—2.0%
1,500,000	Griffon Corp.	5.250	03/01/22	1,479,375
2,400,000	Martin Marietta Materials, Inc.	4.250	07/02/24	2,379,250
1,691,000	Masco Corp.	6.125	10/03/16	1,764,981
1,800,000	Masco Corp.	4.450	04/01/25	1,809,000
3,270,000	Owens Corning	4.200	12/15/22	3,311,254
2,300,000	Vulcan Materials Co.	7.500	06/15/21	2,737,000

				13,480,860

	Chemicals—3.5%
1,500,000	A Schulman, Inc.(a)	6.875	06/01/23	1,496,250
3,550,000	Ashland, Inc.	3.875	04/15/18	3,683,125
2,000,000	Blue Cube Spinco, Inc.(a)	9.750	10/15/23	2,165,000
3,500,000	Celanese US Holdings LLC	4.625	11/15/22	3,530,625
2,210,000	Chemtura Corp.	5.750	07/15/21	2,254,200
2,400,000	Eagle Spinco, Inc.	4.625	02/15/21	2,346,000
4,400,000	Huntsman International LLC	4.875	11/15/20	4,160,860

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

68

PowerShares Fundamental High Yield® Corporate Bond Portfolio (PHB) (continued)

October 31, 2015

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds (continued)
	Chemicals (continued)
$1,400,000	Kraton Polymers LLC/Kraton Polymers Capital Corp.	6.750%	03/01/19	$1,425,375
1,921,000	PolyOne Corp.	5.250	03/15/23	1,935,408

				22,996,843

	Coal—0.4%
4,100,000	CONSOL Energy, Inc.	5.875	04/15/22	2,613,750

	Commercial Services—3.8%
1,800,000	ADT Corp. (The)	2.250	07/15/17	1,795,500
2,100,000	ADT Corp. (The)	3.500	07/15/22	1,979,250
4,900,000	Avis Budget Car Rental LLC/Avis Budget Finance, Inc.	5.500	04/01/23	5,096,000
5,806,000	Hertz Corp. (The)	6.750	04/15/19	5,972,922
3,920,000	R.R. Donnelley & Sons Co.	7.875	03/15/21	4,104,240
2,712,000	Service Corp. International	5.375	05/15/24	2,905,230
3,416,000	United Rentals North America, Inc.	7.625	04/15/22	3,723,816

				25,576,958

	Computers—1.2%
2,050,000	IHS, Inc.	5.000	11/01/22	2,078,187
3,125,000	Leidos Holdings, Inc.	4.450	12/01/20	3,076,247
3,000,000	NCR Corp.	6.375	12/15/23	3,101,250

				8,255,684

	Cosmetics/Personal Care—0.7%
2,600,000	Avon Products, Inc.	6.500	03/01/19	2,327,000
2,900,000	Avon Products, Inc.	6.750	03/15/23	2,113,375

				4,440,375

	Distribution/Wholesale—0.7%
1,650,000	H&E Equipment Services, Inc.	7.000	09/01/22	1,683,000
2,680,000	LKQ Corp.	4.750	05/15/23	2,646,500

				4,329,500

	Diversified Financial Services—3.6%
1,100,000	Aircastle Ltd.	6.250	12/01/19	1,204,500
1,000,000	Aircastle Ltd.	5.125	03/15/21	1,057,500
7,350,000	Ally Financial, Inc.	8.000	03/15/20	8,709,750
2,400,000	CoreLogic, Inc.	7.250	06/01/21	2,538,000
3,400,000	Discover Financial Services	3.750	03/04/25	3,315,228
3,900,000	E*TRADE Financial Corp.	5.375	11/15/22	4,179,622
1,100,000	Enova International, Inc.	9.750	06/01/21	937,750
2,600,000	Walter Investment Management Corp.	7.875	12/15/21	2,115,750

				24,058,100

	Electric—3.9%
2,875,000	AES Corp.	7.375	07/01/21	3,076,250
4,400,000	Calpine Corp.	5.750	01/15/25	4,185,500
900,000	Dynegy, Inc.	6.750	11/01/19	902,250
1,095,000	Dynegy, Inc.	5.875	06/01/23	1,029,300
4,025,000	FirstEnergy Corp., Series A	2.750	03/15/18	4,035,606
3,950,000	FirstEnergy Corp., Series B	4.250	03/15/23	3,998,652
3,192,000	IPALCO Enterprises, Inc.	5.000	05/01/18	3,383,520
2,400,000	NRG Energy, Inc.	7.625	01/15/18	2,520,000
2,800,000	NRG Energy, Inc.	6.250	07/15/22	2,590,000

				25,721,078

	Electrical Components & Equipment—0.9%
1,370,000	Anixter, Inc.	5.625	05/01/19	1,453,912
1,400,000	Anixter, Inc.	5.125	10/01/21	1,438,500
3,100,000	WESCO Distribution, Inc.	5.375	12/15/21	3,014,750

				5,907,162

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

69

PowerShares Fundamental High Yield® Corporate Bond Portfolio (PHB) (continued)

October 31, 2015

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds (continued)
	Electronics—1.5%
$5,910,000	Flextronics International Ltd.	5.000%	02/15/23	$6,065,138
1,800,000	Jabil Circuit, Inc.	8.250	03/15/18	2,027,250
2,200,000	Jabil Circuit, Inc.	4.700	09/15/22	2,222,550

				10,314,938

	Engineering & Construction—0.8%
3,200,000	AECOM(a)	5.875	10/15/24	3,316,000
2,600,000	MasTec, Inc.	4.875	03/15/23	2,190,500

				5,506,500

	Entertainment—2.7%
2,300,000	AMC Entertainment, Inc.	5.750	06/15/25	2,323,000
2,965,000	Cinemark USA, Inc.	4.875	06/01/23	2,935,350
700,000	GLP Capital LP/GLP Financing II, Inc.	4.375	11/01/18	728,000
550,000	GLP Capital LP/GLP Financing II, Inc.	4.875	11/01/20	569,250
2,700,000	International Game Technology	7.500	06/15/19	2,909,250
1,500,000	International Game Technology	5.350	10/15/23	1,380,000
1,625,000	National CineMedia LLC	6.000	04/15/22	1,700,075
1,900,000	Pinnacle Entertainment, Inc.	7.500	04/15/21	2,011,625
3,380,000	Regal Entertainment Group	5.750	03/15/22	3,502,525

				18,059,075

	Environmental Control—0.4%
2,465,000	Covanta Holding Corp.	7.250	12/01/20	2,572,844

	Food—2.1%
1,600,000	B&G Foods, Inc.	4.625	06/01/21	1,600,000
2,055,000	Darling Ingredients, Inc.	5.375	01/15/22	2,047,294
1,650,000	Post Holdings, Inc.	7.375	02/15/22	1,744,627
5,000,000	SUPERVALU, Inc.	6.750	06/01/21	4,862,500
2,000,000	TreeHouse Foods, Inc.	4.875	03/15/22	1,940,000
1,800,000	WhiteWave Foods Co. (The)	5.375	10/01/22	1,935,000

				14,129,421

	Healthcare-Products—0.4%
2,370,000	Alere, Inc.	7.250	07/01/18	2,479,612

	Healthcare-Services—7.2%
900,000	Acadia Healthcare Co., Inc.	5.625	02/15/23	905,625
1,900,000	Amsurg Corp.	5.625	07/15/22	1,873,875
1,308,000	Centene Corp.	5.750	06/01/17	1,368,495
1,600,000	Centene Corp.	4.750	05/15/22	1,600,000
4,300,000	CHS/Community Health Systems, Inc.	6.875	02/01/22	4,353,750
4,500,000	DaVita Healthcare Partners, Inc.	5.125	07/15/24	4,575,937
5,084,000	HCA, Inc.	6.500	02/15/20	5,700,435
5,200,000	HCA, Inc.	5.000	03/15/24	5,369,000
3,750,000	Health Net, Inc.	6.375	06/01/17	3,942,188
2,100,000	HealthSouth Corp.	5.750	11/01/24	2,110,500
1,200,000	Kindred Healthcare, Inc.(a)	8.000	01/15/20	1,257,000
1,100,000	Kindred Healthcare, Inc.	6.375	04/15/22	1,043,625
2,800,000	LifePoint Health, Inc.	5.500	12/01/21	2,849,000
2,000,000	Tenet Healthcare Corp.	6.250	11/01/18	2,140,000
2,200,000	Tenet Healthcare Corp.	6.000	10/01/20	2,387,000
3,181,000	Universal Health Services, Inc.	7.125	06/30/16	3,276,430
3,000,000	WellCare Health Plans, Inc.	5.750	11/15/20	3,146,250

				47,899,110

	Holding Companies-Diversified—0.6%
3,800,000	Leucadia National Corp.	5.500	10/18/23	3,802,459

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

70

PowerShares Fundamental High Yield® Corporate Bond Portfolio (PHB) (continued)

October 31, 2015

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds (continued)
	Home Builders—2.1%
$645,000	CalAtlantic Group, Inc.	8.375%	05/15/18	$744,975
700,000	CalAtlantic Group, Inc.	8.375	01/15/21	833,910
2,100,000	Centex LLC	6.500	05/01/16	2,152,500
1,500,000	D.R. Horton, Inc.	3.750	03/01/19	1,545,000
1,270,000	D.R. Horton, Inc.	4.375	09/15/22	1,301,750
900,000	KB Home	4.750	05/15/19	889,555
900,000	KB Home	7.000	12/15/21	915,750
1,200,000	Lennar Corp.	4.500	11/15/19	1,248,000
1,300,000	Lennar Corp.	4.750	05/30/25	1,293,500
750,000	Toll Brothers Finance Corp.	8.910	10/15/17	847,500
1,055,000	Toll Brothers Finance Corp.	5.875	02/15/22	1,140,719
300,000	TRI Pointe Holdings, Inc.	4.375	06/15/19	299,625
200,000	TRI Pointe Holdings, Inc.	5.875	06/15/24	201,000
740,000	William Lyon Homes, Inc.	8.500	11/15/20	799,200

				14,212,984

	Home Furnishings—0.3%
1,795,000	Tempur Sealy International, Inc.	6.875	12/15/20	1,929,625

	Household Products/Wares—0.5%
3,200,000	Spectrum Brands, Inc.(a)	5.750	07/15/25	3,428,000

	Housewares—0.4%
2,500,000	Scotts Miracle-GRO Co. (The)(a)	6.000	10/15/23	2,643,750

	Insurance—1.7%
3,600,000	CNO Financial Group, Inc.	5.250	05/30/25	3,838,500
3,194,000	Genworth Holdings, Inc., MTN	6.515	05/22/18	3,293,812
3,291,000	Genworth Holdings, Inc.	7.625	09/24/21	3,078,122
1,300,000	Radian Group, Inc.	5.250	06/15/20	1,301,625

				11,512,059

	Internet—1.5%
1,270,000	Expedia, Inc.	5.950	08/15/20	1,409,044
1,400,000	Expedia, Inc.	4.500	08/15/24	1,399,240
2,100,000	IAC/InterActiveCorp	4.750	12/15/22	1,981,875
2,400,000	Netflix, Inc.(a)	5.875	02/15/25	2,550,000
2,650,000	VeriSign, Inc.	4.625	05/01/23	2,668,020

				10,008,179

	Iron/Steel—1.8%
1,200,000	Allegheny Technologies, Inc.	9.375	06/01/19	1,269,000
1,350,000	Allegheny Technologies, Inc.	7.125	08/15/23	1,154,250
2,855,000	Commercial Metals Co.	7.350	08/15/18	3,079,831
3,400,000	Steel Dynamics, Inc.	5.125	10/01/21	3,391,500
3,992,000	United States Steel Corp.	7.375	04/01/20	2,994,000

				11,888,581

	Leisure Time—0.6%
1,900,000	Royal Caribbean Cruises Ltd.	7.250	06/15/16	1,962,282
1,900,000	Royal Caribbean Cruises Ltd.	5.250	11/15/22	2,033,000

				3,995,282

	Lodging—1.3%
2,500,000	Choice Hotels International, Inc.	5.750	07/01/22	2,693,750
1,000,000	FelCor Lodging LP	6.000	06/01/25	1,040,000
2,200,000	MGM Resorts International	8.625	02/01/19	2,497,000
2,200,000	MGM Resorts International	6.625	12/15/21	2,359,500

				8,590,250

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

71

PowerShares Fundamental High Yield® Corporate Bond Portfolio (PHB) (continued)

October 31, 2015

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds (continued)
	Machinery-Construction & Mining—0.4%
$2,575,000	Terex Corp.	6.000%	05/15/21	$2,562,640

	Machinery-Diversified—0.6%
2,066,000	Manitowoc Co., Inc. (The)	8.500	11/01/20	2,156,429
1,500,000	Zebra Technologies Corp.	7.250	10/15/22	1,640,625

				3,797,054

	Media—5.3%
2,135,000	AMC Networks, Inc.	7.750	07/15/21	2,300,463
2,100,000	Cablevision Systems Corp.	8.625	09/15/17	2,236,500
2,800,000	CCO Holdings LLC / CCO Holdings Capital Corp.(a)	5.125	05/01/23	2,814,000
2,600,000	CCO Safari II LLC(a)	3.579	07/23/20	2,611,965
4,400,000	Clear Channel Worldwide Holdings, Inc., Series B	6.500	11/15/22	4,603,500
2,000,000	CSC Holdings LLC	6.750	11/15/21	1,946,000
3,143,000	DISH DBS Corp.	7.125	02/01/16	3,185,116
3,100,000	DISH DBS Corp.	6.750	06/01/21	3,208,500
1,100,000	LIN Television Corp.(a)	5.875	11/15/22	1,111,000
1,950,000	McClatchy Co. (The)	9.000	12/15/22	1,872,000
3,950,000	Nielsen Finance LLC/Nielsen Finance Co.	4.500	10/01/20	4,077,190
2,100,000	Sinclair Television Group, Inc.	6.125	10/01/22	2,168,250
2,800,000	Tribune Media Co.(a)	5.875	07/15/22	2,884,000

				35,018,484

	Mining—1.1%
2,950,000	Alcoa, Inc.	5.550	02/01/17	3,079,062
2,800,000	Alcoa, Inc.	5.400	04/15/21	2,908,500
1,400,000	Hecla Mining Co.	6.875	05/01/21	1,197,000

				7,184,562

	Miscellaneous Manufacturing—1.1%
2,350,000	Harsco Corp.	5.750	05/15/18	2,308,875
2,450,000	SPX FLOW, Inc.	6.875	09/01/17	2,609,250
2,800,000	Trinity Industries, Inc.	4.550	10/01/24	2,666,426

				7,584,551

	Office/Business Equipment—0.5%
3,000,000	CDW LLC/CDW Finance Corp.	6.000	08/15/22	3,230,970

	Oil & Gas—9.6%
2,100,000	Atwood Oceanics, Inc.	6.500	02/01/20	1,627,500
948,000	Bill Barrett Corp.	7.625	10/01/19	732,330
2,400,000	California Resources Corp.	5.000	01/15/20	1,758,000
2,500,000	California Resources Corp.	6.000	11/15/24	1,709,375
1,400,000	Carrizo Oil & Gas, Inc.	6.250	04/15/23	1,338,750
2,707,000	Chesapeake Energy Corp.	6.625	08/15/20	1,847,527
2,850,000	Chesapeake Energy Corp.	5.750	03/15/23	1,809,750
2,900,000	Concho Resources, Inc.	5.500	04/01/23	2,929,000
3,731,000	Denbury Resources, Inc.	4.625	07/15/23	2,509,097
600,000	Diamondback Energy, Inc.	7.625	10/01/21	642,000
2,900,000	Energen Corp.	4.625	09/01/21	2,639,000
1,600,000	EP Energy LLC/EP Energy Finance, Inc.	9.375	05/01/20	1,400,000
1,700,000	EP Energy LLC/Everest Acquisition Finance, Inc.	6.375	06/15/23	1,296,250
1,100,000	Gulfport Energy Corp.	6.625	05/01/23	1,012,000
1,575,000	Laredo Petroleum, Inc.	5.625	01/15/22	1,488,375
4,300,000	Murphy Oil USA, Inc.	6.000	08/15/23	4,558,000
3,200,000	Newfield Exploration Co.	5.625	07/01/24	3,184,000
1,000,000	Oasis Petroleum, Inc.	7.250	02/01/19	960,000
900,000	Oasis Petroleum, Inc.	6.875	03/15/22	771,750
1,790,000	Parker Drilling Co.	6.750	07/15/22	1,387,250
1,200,000	PDC Energy, Inc.	7.750	10/15/22	1,212,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

72

PowerShares Fundamental High Yield® Corporate Bond Portfolio (PHB) (continued)

October 31, 2015

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds (continued)
	Oil & Gas (continued)
$2,875,000	QEP Resources, Inc.	6.875%	03/01/21	$2,803,125
2,675,000	Range Resources Corp.	5.000	03/15/23	2,387,438
900,000	Rice Energy, Inc.	6.250	05/01/22	819,000
700,000	RSP Permian, Inc.	6.625	10/01/22	696,500
900,000	Sanchez Energy Corp.	6.125	01/15/23	657,000
2,200,000	SM Energy Co.	6.125	11/15/22	2,145,000
2,285,000	Stone Energy Corp.	7.500	11/15/22	1,485,250
2,400,000	Tesoro Corp.	4.250	10/01/17	2,466,000
2,623,000	Tesoro Corp.	5.375	10/01/22	2,672,181
2,250,000	Unit Corp.	6.625	05/15/21	1,811,250
3,373,000	Western Refining, Inc.	6.250	04/01/21	3,373,000
1,600,000	Whiting Petroleum Corp.	5.000	03/15/19	1,528,000
1,750,000	Whiting Petroleum Corp.	5.750	03/15/21	1,634,063
1,500,000	WPX Energy, Inc.	5.250	01/15/17	1,515,000
1,600,000	WPX Energy, Inc.	6.000	01/15/22	1,416,000

				64,220,761

	Oil & Gas Services—0.5%
2,078,000	Bristow Group, Inc.	6.250	10/15/22	1,818,250
1,792,000	Forum Energy Technologies, Inc.	6.250	10/01/21	1,509,760

				3,328,010

	Packaging & Containers—2.5%
3,822,000	Ball Corp.	4.000	11/15/23	3,745,560
2,800,000	Berry Plastics Corp.	5.500	05/15/22	2,887,500
4,100,000	Crown Americas LLC/Crown Americas Capital Corp. IV	4.500	01/15/23	4,130,750
3,000,000	Graphic Packaging International, Inc.	4.750	04/15/21	3,090,000
2,550,000	Silgan Holdings, Inc.	5.000	04/01/20	2,613,750

				16,467,560

	Pharmaceuticals—0.2%
1,400,000	Pfizer, Inc.	6.050	03/30/17	1,499,103

	Pipelines—2.3%
5,256,000	ONEOK, Inc.	4.250	02/01/22	4,520,160
3,000,000	PBF Logistics LP/PBF Logistics Finance Corp.(a)	6.875	05/15/23	2,805,000
1,600,000	Rose Rock Midstream LP/Rose Rock Finance Corp.	5.625	07/15/22	1,368,000
1,500,000	Sabine Pass Liquefaction LLC	5.750	05/15/24	1,455,000
6,546,000	Williams Cos., Inc. (The)	4.550	06/24/24	5,487,977

				15,636,137

	Real Estate—0.1%
780,000	Kennedy-Wilson, Inc.	5.875	04/01/24	775,125

	REITs—2.8%
3,700,000	Crown Castle International Corp.	5.250	01/15/23	3,996,000
1,500,000	DuPont Fabros Technology LP	5.875	09/15/21	1,582,500
2,701,000	Equinix, Inc.	5.375	04/01/23	2,822,545
4,150,000	Iron Mountain, Inc.	5.750	08/15/24	4,186,313
1,300,000	iStar, Inc.	4.000	11/01/17	1,274,000
1,600,000	MPT Operating Partnership LP/MPT Finance Corp.	6.875	05/01/21	1,682,000
1,500,000	Sabra Health Care LP/Sabra Capital Corp.	5.500	02/01/21	1,570,800
800,000	Vereit Operating Partnership LP	2.000	02/06/17	790,560
800,000	Vereit Operating Partnership LP	4.600	02/06/24	779,000

				18,683,718

	Retail—7.3%
2,200,000	Asbury Automotive Group, Inc.	6.000	12/15/24	2,337,500
3,600,000	Best Buy Co., Inc.	5.000	08/01/18	3,852,000
3,604,000	Best Buy Co., Inc.	5.500	03/15/21	3,874,300

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

73

PowerShares Fundamental High Yield® Corporate Bond Portfolio (PHB) (continued)

October 31, 2015

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds (continued)
	Retail (continued)
$5,000,000	CVS Health Corp.(a)	4.750%	12/01/22	$5,457,855
3,700,000	Darden Restaurants, Inc.	6.450	10/15/17	4,015,406
3,600,000	Dollar Tree, Inc.(a)	5.750	03/01/23	3,811,500
2,600,000	Group 1 Automotive, Inc.	5.000	06/01/22	2,639,000
3,250,000	L Brands, Inc.	6.900	07/15/17	3,518,125
3,287,000	L Brands, Inc.	5.625	02/15/22	3,582,830
1,900,000	Men’s Wearhouse, Inc. (The)	7.000	07/01/22	1,985,500
3,160,000	Penske Automotive Group, Inc.	5.750	10/01/22	3,278,500
3,100,000	PVH Corp.	4.500	12/15/22	3,123,250
2,340,000	QVC, Inc.	3.125	04/01/19	2,325,132
2,435,000	QVC, Inc.	4.375	03/15/23	2,351,879
2,600,000	Sally Holdings LLC/Sally Capital, Inc.	5.750	06/01/22	2,756,000

				48,908,777

	Semiconductors—1.1%
2,720,000	Amkor Technology, Inc.	6.625	06/01/21	2,689,400
4,925,000	Micron Technology, Inc.	5.500	02/01/25	4,703,375

				7,392,775

	Software—0.2%
1,351,000	SS&C Technologies Holdings, Inc.(a)	5.875	07/15/23	1,421,928

	Telecommunications—6.0%
4,300,000	CenturyLink, Inc., Series S	6.450	06/15/21	4,353,750
2,200,000	Cincinnati Bell, Inc.	8.375	10/15/20	2,299,000
900,000	CyrusOne LP/CyrusOne Finance Corp.	6.375	11/15/22	931,500
4,365,000	Embarq Corp.	7.082	06/01/16	4,492,894
2,551,000	Frontier Communications Corp.	8.500	04/15/20	2,633,908
2,700,000	Frontier Communications Corp.	7.125	01/15/23	2,423,250
1,216,000	Hughes Satellite Systems Corp.	6.500	06/15/19	1,343,072
1,200,000	Hughes Satellite Systems Corp.	7.625	06/15/21	1,312,500
3,600,000	Level 3 Financing, Inc.	5.375	08/15/22	3,676,500
2,100,000	SBA Telecommunications, Inc.	5.750	07/15/20	2,199,750
5,420,000	T-Mobile USA, Inc.	6.250	04/01/21	5,609,158
1,400,000	ViaSat, Inc.	6.875	06/15/20	1,468,250
5,688,000	Windstream Services LLC	7.750	10/15/20	5,140,530
2,200,000	Windstream Services LLC	6.375	08/01/23	1,751,750

				39,635,812

	Transportation—0.2%
1,750,000	Hornbeck Offshore Services, Inc.	5.875	04/01/20	1,417,500

	Total Corporate Bonds (Cost $673,935,542)			657,386,054

Number of Shares
	Money Market Fund—0.1%
737,695	Invesco Premier Portfolio—Institutional Class, 0.12%(b) (Cost $737,695)			737,695

	Total Investments (Cost $674,673,237)—98.8%			658,123,749
	Other assets less liabilities—1.2%			8,177,123

	Net Assets—100.0%			$666,300,872

Investment Abbreviations:

MTN—Medium-Term Note

REIT—Real Estate Investment Trust

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

74

PowerShares Fundamental High Yield® Corporate Bond Portfolio (PHB) (continued)

October 31, 2015

Notes to Schedule of Investments:

(a)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2015 was $39,773,248, which represented 5.97% of the Fund’s Net Assets.
(b)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of October 31, 2015.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

75

Schedule of Investments

PowerShares Fundamental Investment Grade Corporate Bond Portfolio (PFIG)

October 31, 2015

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds—98.7%
	Advertising—0.1%
$50,000	Omnicom Group, Inc.	3.625%	05/01/22	$50,783

	Aerospace/Defense—3.3%
50,000	Boeing Co. (The)	4.875	02/15/20	56,040
100,000	General Dynamics Corp.	1.000	11/15/17	99,851
100,000	General Dynamics Corp.	2.250	11/15/22	96,578
200,000	L-3 Communications Corp.	5.200	10/15/19	210,760
100,000	L-3 Communications Corp.	3.950	05/28/24	95,639
100,000	Lockheed Martin Corp.	4.250	11/15/19	108,120
100,000	Lockheed Martin Corp.	3.350	09/15/21	103,035
50,000	Northrop Grumman Corp.	3.250	08/01/23	50,604
100,000	Raytheon Co.	3.125	10/15/20	104,636
100,000	United Technologies Corp.	1.800	06/01/17	101,215
100,000	United Technologies Corp.	3.100	06/01/22	102,723

				1,129,201

	Agriculture—2.4%
100,000	Altria Group, Inc.	9.700	11/10/18	121,917
100,000	Altria Group, Inc.	2.850	08/09/22	99,001
100,000	Archer-Daniels-Midland Co.	4.479	03/01/21	109,677
100,000	Bunge Ltd. Finance Corp.	8.500	06/15/19	118,449
75,000	Philip Morris International, Inc.	5.650	05/16/18	82,739
100,000	Reynolds American, Inc.(a)	6.875	05/01/20	115,844
50,000	Reynolds American, Inc.	3.250	11/01/22	49,825
100,000	Reynolds American, Inc.	4.450	06/12/25	104,549

				802,001

	Apparel—0.4%
150,000	NIKE, Inc.	2.250	05/01/23	146,654

	Auto Manufacturers—0.9%
100,000	Ford Motor Credit Co. LLC	5.000	05/15/18	106,266
100,000	Ford Motor Credit Co. LLC	5.875	08/02/21	114,129
100,000	PACCAR Financial Corp., MTN	1.150	08/16/16	100,404

				320,799

	Auto Parts & Equipment—0.6%
100,000	Johnson Controls, Inc.	5.500	01/15/16	100,854
100,000	Johnson Controls, Inc.	4.250	03/01/21	104,353

				205,207

	Banks—9.7%
150,000	Bank of America Corp., MTN	6.875	04/25/18	167,520
200,000	Bank of America Corp., MTN	3.300	01/11/23	199,738
150,000	Bank of New York Mellon Corp. (The)	3.550	09/23/21	157,778
100,000	BB&T Corp., MTN	2.450	01/15/20	100,770
50,000	Capital One Financial Corp.	4.750	07/15/21	54,910
250,000	Citigroup, Inc.	6.125	11/21/17	272,003
100,000	Citigroup, Inc.	4.500	01/14/22	108,289
50,000	Discover Bank	4.200	08/08/23	51,674
50,000	Fifth Third Bancorp	3.625	01/25/16	50,336
100,000	Fifth Third Bancorp	4.300	01/16/24	103,171
100,000	Goldman Sachs Group, Inc. (The)	6.150	04/01/18	110,118
50,000	Goldman Sachs Group, Inc. (The)	5.750	01/24/22	57,341
150,000	Huntington National Bank (The), Series BKNT	1.300	11/20/16	149,998
150,000	JPMorgan Chase & Co.	6.000	01/15/18	163,747
100,000	JPMorgan Chase & Co.	4.500	01/24/22	108,400
50,000	KeyCorp, MTN	5.100	03/24/21	55,729
100,000	Morgan Stanley, GMTN	6.625	04/01/18	111,124
100,000	Morgan Stanley, Series F, MTN	3.875	04/29/24	102,966

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

76

PowerShares Fundamental Investment Grade Corporate Bond Portfolio (PFIG) (continued)

October 31, 2015

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds (continued)
	Banks (continued)
$100,000	PNC Funding Corp.	2.700%	09/19/16	$101,470
100,000	Regions Financial Corp.	2.000	05/15/18	99,985
100,000	State Street Corp.	2.875	03/07/16	100,705
100,000	State Street Corp.	3.550	08/18/25	102,796
200,000	SunTrust Bank, Series BKNT	2.750	05/01/23	193,027
100,000	SunTrust Banks, Inc.	3.600	04/15/16	101,039
100,000	US Bancorp, MTN	2.950	07/15/22	100,022
100,000	US Bank NA, Series BKNT	2.125	10/28/19	100,605
100,000	Wells Fargo & Co.	5.625	12/11/17	108,579
150,000	Wells Fargo & Co., MTN	3.500	03/08/22	156,131

				3,289,971

	Beverages—1.6%
100,000	Coca-Cola Co. (The)	3.300	09/01/21	105,292
100,000	Dr Pepper Snapple Group, Inc.	6.820	05/01/18	111,717
100,000	Molson Coors Brewing Co.	3.500	05/01/22	99,299
100,000	PepsiCo, Inc.	7.900	11/01/18	118,163
100,000	PepsiCo, Inc.	2.750	03/01/23	99,994

				534,465

	Biotechnology—0.9%
200,000	Amgen, Inc.	3.875	11/15/21	211,488
100,000	Gilead Sciences, Inc.	3.650	03/01/26	101,228

				312,716

	Chemicals—3.0%
100,000	Dow Chemical Co. (The)	8.550	05/15/19	120,360
150,000	Dow Chemical Co. (The)	4.250	11/15/20	161,551
100,000	E.I. du Pont de Nemours & Co.	6.000	07/15/18	110,713
50,000	Eastman Chemical Co.	2.400	06/01/17	50,574
100,000	Ecolab, Inc.	3.000	12/08/16	102,088
150,000	LyondellBasell Industries NV	5.000	04/15/19	161,503
65,000	Monsanto Co.	3.375	07/15/24	63,666
148,000	Mosaic Co. (The)	4.250	11/15/23	150,420
100,000	Praxair, Inc.	4.500	08/15/19	108,695

				1,029,570

	Commercial Services—0.9%
50,000	Block Financial LLC	5.500	11/01/22	53,029
150,000	MasterCard, Inc.	3.375	04/01/24	154,326
100,000	Western Union Co. (The)	5.930	10/01/16	104,077

				311,432

	Computers—2.6%
100,000	Apple, Inc.	1.000	05/03/18	99,752
150,000	Apple, Inc.	2.400	05/03/23	146,902
100,000	Computer Sciences Corp.	6.500	03/15/18	109,558
200,000	EMC Corp.	1.875	06/01/18	191,267
100,000	HP, Inc.	3.750	12/01/20	101,953
50,000	International Business Machines Corp.	5.700	09/14/17	54,225
100,000	NetApp, Inc.	3.375	06/15/21	98,997
100,000	Seagate HDD Cayman	4.750	01/01/25	89,975

				892,629

	Cosmetics/Personal Care—1.1%
150,000	Colgate-Palmolive Co., MTN	2.300	05/03/22	148,666
100,000	Procter & Gamble Co. (The)	4.700	02/15/19	110,063
100,000	Procter & Gamble Co. (The)	3.100	08/15/23	103,593

				362,322

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

77

PowerShares Fundamental Investment Grade Corporate Bond Portfolio (PFIG) (continued)

October 31, 2015

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds (continued)
	Distribution/Wholesale—0.3%
$100,000	Ingram Micro, Inc.	4.950%	12/15/24	$100,493

	Diversified Financial Services—3.4%
100,000	American Express Co.	7.000	03/19/18	112,323
50,000	Ameriprise Financial, Inc.	5.300	03/15/20	56,175
100,000	BlackRock, Inc., Series 2	5.000	12/10/19	111,593
50,000	Charles Schwab Corp. (The)	4.450	07/22/20	54,842
150,000	General Electric Capital Corp., GMTN	5.625	05/01/18	164,882
150,000	General Electric Capital Corp., MTN	4.650	10/17/21	167,492
150,000	Jefferies Group LLC	5.125	04/13/18	157,900
200,000	Jefferies Group LLC	6.875	04/15/21	225,295
100,000	NASDAQ, Inc.	5.550	01/15/20	110,841

				1,161,343

	Electric—4.6%
18,000	American Electric Power Co., Inc.	1.650	12/15/17	17,957
100,000	Consolidated Edison Co. of New York, Inc.	7.125	12/01/18	115,668
100,000	Consumers Energy Co.	6.700	09/15/19	116,809
100,000	Duke Energy Corp.	3.050	08/15/22	99,394
50,000	Duke Energy Progress LLC	5.300	01/15/19	55,411
100,000	Entergy Texas, Inc.	7.125	02/01/19	114,836
100,000	Florida Power & Light Co.	3.250	06/01/24	103,193
100,000	Georgia Power Co.	4.250	12/01/19	108,498
150,000	NextEra Energy Capital Holdings, Inc.	6.000	03/01/19	166,264
50,000	NiSource Finance Corp.	6.400	03/15/18	55,305
30,000	Ohio Power Co., Series M	5.375	10/01/21	34,114
100,000	Pacific Gas & Electric Co.	3.500	10/01/20	104,944
100,000	Southern California Edison Co.	3.875	06/01/21	106,712
100,000	Virginia Electric & Power Co.	2.750	03/15/23	99,307
100,000	Virginia Electric & Power Co.	5.400	04/30/18	109,543
150,000	Xcel Energy, Inc.	4.700	05/15/20	163,025

				1,570,980

	Electrical Components & Equipment—0.3%
100,000	Emerson Electric Co.	4.875	10/15/19	110,802

	Electronics—0.8%
50,000	Honeywell International, Inc.	5.000	02/15/19	55,097
100,000	Thermo Fisher Scientific, Inc.	3.200	03/01/16	100,736
100,000	Thermo Fisher Scientific, Inc.	4.500	03/01/21	107,774

				263,607

	Engineering & Construction—0.2%
50,000	Fluor Corp.	3.375	09/15/21	51,713

	Environmental Control—0.3%
100,000	Waste Management, Inc.	4.750	06/30/20	109,848

	Food—2.3%
100,000	Campbell Soup Co.	4.250	04/15/21	107,052
100,000	ConAgra Foods, Inc.	3.200	01/25/23	95,498
65,000	Kellogg Co.	4.450	05/30/16	66,220
100,000	Kellogg Co.	4.000	12/15/20	106,530
100,000	Kroger Co. (The)	6.150	01/15/20	114,407
300,000	Mondelez International, Inc.	4.125	02/09/16	302,598

				792,305

	Forest Products & Paper—0.7%
100,000	International Paper Co.	7.950	06/15/18	114,902
100,000	International Paper Co.	4.750	02/15/22	107,499

				222,401

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

78

PowerShares Fundamental Investment Grade Corporate Bond Portfolio (PFIG) (continued)

October 31, 2015

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds (continued)
	Gas—0.3%
$100,000	Sempra Energy	6.500%	06/01/16	$103,143

	Hand/Machine Tools—0.3%
100,000	Stanley Black & Decker, Inc.	2.900	11/01/22	98,453

	Healthcare-Products—1.6%
100,000	Baxter International, Inc.	1.850	06/15/18	100,149
100,000	Becton Dickinson and Co.	3.734	12/15/24	102,508
100,000	Boston Scientific Corp.	3.850	05/15/25	99,600
150,000	St. Jude Medical, Inc.	3.250	04/15/23	148,479
100,000	Zimmer Biomet Holdings, Inc.	3.550	04/01/25	98,595

				549,331

	Healthcare-Services—2.2%
100,000	Aetna, Inc.	2.750	11/15/22	98,332
100,000	Anthem, Inc.	2.250	08/15/19	99,429
100,000	Anthem, Inc.	3.125	05/15/22	99,261
200,000	Humana, Inc.	3.150	12/01/22	198,037
100,000	Quest Diagnostics, Inc.	4.700	04/01/21	108,126
150,000	UnitedHealth Group, Inc.	2.875	03/15/22	152,184

				755,369

	Household Products/Wares—0.6%
200,000	Kimberly-Clark Corp.	6.125	08/01/17	216,962

	Housewares—0.3%
100,000	Tupperware Brands Corp.	4.750	06/01/21	103,605

	Insurance—6.5%
100,000	ACE INA Holdings, Inc.	5.900	06/15/19	112,933
100,000	Aflac, Inc.	3.625	06/15/23	102,250
200,000	Allstate Corp. (The)	3.150	06/15/23	200,986
100,000	American International Group, Inc.	4.875	06/01/22	111,367
100,000	Berkshire Hathaway Finance Corp.	5.400	05/15/18	109,910
100,000	Brown & Brown, Inc.	4.200	09/15/24	100,223
100,000	Chubb Corp. (The)	5.750	05/15/18	110,368
200,000	Hartford Financial Services Group, Inc. (The)	5.125	04/15/22	221,632
150,000	Lincoln National Corp.	8.750	07/01/19	183,505
150,000	Loews Corp.	2.625	05/15/23	143,554
200,000	Marsh & McLennan Cos., Inc.	4.800	07/15/21	220,403
100,000	MetLife, Inc.	6.750	06/01/16	103,509
150,000	Prudential Financial, Inc., MTN	3.500	05/15/24	152,693
100,000	Travelers Cos., Inc. (The)	5.800	05/15/18	110,560
100,000	Travelers Cos., Inc. (The)	3.900	11/01/20	107,348
100,000	Voya Financial, Inc.	5.500	07/15/22	113,385

				2,204,626

	Internet—1.5%
100,000	Amazon.com, Inc.	2.500	11/29/22	97,775
100,000	eBay, Inc.	2.600	07/15/22	93,653
55,000	Google, Inc.	2.125	05/19/16	55,540
100,000	Google, Inc.	3.625	05/19/21	107,609
150,000	Symantec Corp.	4.200	09/15/20	156,727

				511,304

	Iron/Steel—0.3%
100,000	Nucor Corp.	5.750	12/01/17	107,364

	Leisure Time—0.3%
100,000	Carnival Corp.	1.875	12/15/17	100,599

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

79

PowerShares Fundamental Investment Grade Corporate Bond Portfolio (PFIG) (continued)

October 31, 2015

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds (continued)
	Lodging—0.3%
$100,000	Marriott International, Inc.	3.000%	03/01/19	$102,170

	Machinery-Construction & Mining—0.6%
100,000	Caterpillar, Inc.	3.900	05/27/21	106,547
100,000	Joy Global, Inc.	5.125	10/15/21	89,452

				195,999

	Machinery-Diversified—0.8%
150,000	Cummins, Inc.	3.650	10/01/23	156,249
100,000	Deere & Co.	2.600	06/08/22	99,008

				255,257

	Media—3.1%
95,000	21st Century Fox America, Inc.	6.900	03/01/19	108,918
100,000	CBS Corp.	2.300	08/15/19	99,144
100,000	NBCUniversal Media LLC	5.150	04/30/20	113,011
5,000	Scripps Networks Interactive, Inc.	2.700	12/15/16	5,056
100,000	Scripps Networks Interactive, Inc.	3.900	11/15/24	97,357
100,000	Time Warner Cable, Inc.	8.250	04/01/19	116,656
100,000	Time Warner, Inc.	4.875	03/15/20	110,444
200,000	Viacom, Inc.	4.250	09/01/23	199,342
100,000	Walt Disney Co. (The), MTN	1.100	12/01/17	99,855
100,000	Walt Disney Co. (The), MTN	2.350	12/01/22	99,540

				1,049,323

	Metal Fabricate/Hardware—0.3%
100,000	Precision Castparts Corp.	1.250	01/15/18	99,566

	Mining—0.5%
100,000	Freeport-McMoRan, Inc.	3.550	03/01/22	80,150
100,000	Newmont Mining Corp.	3.500	03/15/22	92,440

				172,590

	Miscellaneous Manufacturing—1.5%
200,000	3M Co., MTN	2.000	06/26/22	194,963
100,000	Eaton Corp.	1.500	11/02/17	100,145
100,000	Illinois Tool Works, Inc.	6.250	04/01/19	114,129
100,000	Ingersoll-Rand Global Holding Co. Ltd.	6.875	08/15/18	112,391

				521,628

	Office/Business Equipment—0.6%
100,000	Pitney Bowes, Inc., MTN	5.750	09/15/17	106,541
100,000	Xerox Corp.	6.350	05/15/18	108,717

				215,258

	Oil & Gas—7.2%
100,000	Anadarko Petroleum Corp.	5.950	09/15/16	103,701
115,000	Apache Corp.	3.250	04/15/22	113,453
200,000	Chevron Corp.	2.355	12/05/22	195,261
100,000	Cimarex Energy Co.	4.375	06/01/24	99,646
100,000	ConocoPhillips	5.750	02/01/19	111,937
150,000	ConocoPhillips Co.	2.400	12/15/22	143,501
150,000	DeVon Energy Corp.	3.250	05/15/22	144,563
150,000	EOG Resources, Inc.	5.625	06/01/19	167,813
100,000	EOG Resources, Inc.	2.625	03/15/23	97,796
100,000	Equities Corp.	4.875	11/15/21	100,713
100,000	Hess Corp.	8.125	02/15/19	116,234
100,000	Marathon Oil Corp.	5.900	03/15/18	108,689
100,000	Marathon Oil Corp.	2.800	11/01/22	89,544
200,000	Marathon Petroleum Corp.	5.125	03/01/21	218,445
100,000	Murphy Oil Corp.	3.700	12/01/22	81,943

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

80

PowerShares Fundamental Investment Grade Corporate Bond Portfolio (PFIG) (continued)

October 31, 2015

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds (continued)
	Oil & Gas (continued)
$100,000	Noble Energy, Inc.	4.150%	12/15/21	$101,272
36,000	Occidental Petroleum Corp.	1.750	02/15/17	36,289
100,000	Occidental Petroleum Corp., Series 1	4.100	02/01/21	107,413
100,000	Pioneer Natural Resources Co.	3.950	07/15/22	99,609
100,000	Southwestern Energy Co.	4.100	03/15/22	85,516
100,000	Valero Energy Corp.	6.125	02/01/20	113,276

				2,436,614

	Oil & Gas Services—1.5%
150,000	Baker Hughes, Inc.	3.200	08/15/21	149,719
150,000	FMC Technologies, Inc.	3.450	10/01/22	138,349
100,000	Halliburton Co.	6.150	09/15/19	113,343
100,000	National Oilwell Varco, Inc.	2.600	12/01/22	93,007

				494,418

	Pharmaceuticals—5.8%
150,000	Abbott Laboratories	5.125	04/01/19	166,814
50,000	AbbVie, Inc.	1.750	11/06/17	50,499
200,000	AbbVie, Inc.	2.900	11/06/22	193,847
100,000	AmerisourceBergen Corp.	1.150	05/15/17	99,541
100,000	AmerisourceBergen Corp.	3.500	11/15/21	103,053
100,000	Bristol-Myers Squibb Co.	2.000	08/01/22	97,484
100,000	Eli Lilly & Co.	5.200	03/15/17	105,846
150,000	Express Scripts Holding Co.	3.125	05/15/16	151,775
150,000	Johnson & Johnson	2.950	09/01/20	157,048
100,000	Johnson & Johnson	3.375	12/05/23	106,465
100,000	McKesson Corp.	3.250	03/01/16	100,766
100,000	McKesson Corp.	3.796	03/15/24	102,387
15,000	Mead Johnson Nutrition Co.	4.900	11/01/19	16,257
100,000	Mylan, Inc.	4.200	11/29/23	99,096
100,000	Pfizer, Inc.	6.200	03/15/19	113,896
100,000	Pfizer, Inc.	3.000	06/15/23	101,027
100,000	Zoetis, Inc.	1.875	02/01/18	99,586
100,000	Zoetis, Inc.	3.250	02/01/23	95,783

				1,961,170

	Pipelines—1.3%
100,000	Kinder Morgan, Inc.	4.300	06/01/25	90,626
100,000	Spectra Energy Capital LLC	6.200	04/15/18	107,349
100,000	Spectra Energy Partners LP	4.750	03/15/24	103,030
150,000	Williams Partners LP	5.250	03/15/20	157,847

				458,852

	Real Estate—0.3%
100,000	Prologis LP	4.250	08/15/23	104,437

	REITs—3.3%
100,000	American Tower Corp.	4.500	01/15/18	105,038
150,000	Boston Properties LP	4.125	05/15/21	160,001
75,000	Brixmor Operating Partnership LP	3.850	02/01/25	73,087
150,000	ERP Operating LP	4.625	12/15/21	163,780
100,000	HCP, Inc.	5.375	02/01/21	110,238
150,000	Hospitality Properties Trust	5.000	08/15/22	155,103
100,000	Host Hotels & Resorts LP	6.000	11/01/20	102,966
125,000	Ventas Realty LP/Ventas Capital Corp.	4.750	06/01/21	134,298
100,000	Weyerhaeuser Co.	7.375	10/01/19	117,156

				1,121,667

	Retail—6.6%
100,000	Coach, Inc.	4.250	04/01/25	94,910
45,000	CVS Health Corp.	5.750	06/01/17	48,126

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

81

PowerShares Fundamental Investment Grade Corporate Bond Portfolio (PFIG) (continued)

October 31, 2015

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds (continued)
	Retail (continued)
$100,000	Darden Restaurants, Inc.	6.450%	10/15/17	$108,525
100,000	Dollar General Corp.	4.125	07/15/17	102,596
150,000	Dollar General Corp.	3.250	04/15/23	143,523
150,000	Gap, Inc. (The)	5.950	04/12/21	159,677
150,000	Home Depot, Inc. (The)	5.400	03/01/16	152,493
100,000	Lowe’s Cos., Inc.	5.400	10/15/16	104,452
100,000	Lowe’s Cos., Inc.	3.120	04/15/22	102,160
150,000	Macy’s Retail Holdings, Inc.	2.875	02/15/23	140,531
100,000	McDonald’s Corp., MTN	5.350	03/01/18	108,579
100,000	Nordstrom, Inc.	4.000	10/15/21	106,056
100,000	Staples, Inc.	4.375	01/12/23	97,621
100,000	Starbucks Corp.	3.850	10/01/23	106,790
125,000	Target Corp.	6.000	01/15/18	137,505
100,000	Target Corp.	2.900	01/15/22	102,445
100,000	Walgreens Boots Alliance, Inc.	3.800	11/18/24	99,439
325,000	Wal-Mart Stores, Inc.	3.250	10/25/20	344,329

				2,259,757

	Semiconductors—3.0%
100,000	Applied Materials, Inc.	4.300	06/15/21	107,527
100,000	Intel Corp.	1.350	12/15/17	100,466
200,000	Intel Corp.	3.300	10/01/21	209,819
200,000	Maxim Integrated Products, Inc.	3.375	03/15/23	199,370
100,000	QUALCOMM, Inc.	3.450	05/20/25	96,152
100,000	Texas Instruments, Inc.	2.375	05/16/16	101,020
100,000	Xilinx, Inc.	2.125	03/15/19	99,667
100,000	Xilinx, Inc.	3.000	03/15/21	101,153

				1,015,174

	Software—1.9%
200,000	Adobe Systems, Inc.	3.250	02/01/25	198,012
100,000	CA, Inc.	5.375	12/01/19	108,760
100,000	Fidelity National Information Services, Inc.	3.500	04/15/23	95,399
100,000	Microsoft Corp.	1.625	12/06/18	101,216
50,000	Microsoft Corp.	2.700	02/12/25	49,296
100,000	Oracle Corp.	5.750	04/15/18	110,444

				663,127

	Telecommunications—2.9%
100,000	AT&T, Inc.	5.500	02/01/18	108,252
15,000	CC Holdings GS V LLC/Crown Castle GS III Corp.	2.381	12/15/17	15,113
100,000	Cisco Systems, Inc.	5.500	02/22/16	101,573
100,000	Cisco Systems, Inc.	4.450	01/15/20	109,903
100,000	Cisco Systems, Inc.	3.625	03/04/24	105,666
100,000	Qwest Corp.	6.750	12/01/21	107,700
200,000	Verizon Communications, Inc.	3.650	09/14/18	211,084
200,000	Verizon Communications, Inc.	5.150	09/15/23	223,286

				982,577

	Textiles—0.3%
100,000	Mohawk Industries, Inc.	3.850	02/01/23	101,012

	Toys/Games/Hobbies—0.3%
100,000	Mattel, Inc.	2.350	05/06/19	99,801

	Transportation—2.0%
130,000	CSX Corp.	6.250	03/15/18	143,799
100,000	CSX Corp.	3.700	10/30/20	105,987
100,000	FedEx Corp.	8.000	01/15/19	118,522
100,000	Norfolk Southern Corp.	5.750	04/01/18	109,200

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

82

PowerShares Fundamental Investment Grade Corporate Bond Portfolio (PFIG) (continued)

October 31, 2015

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds (continued)
	Transportation (continued)
$100,000	Norfolk Southern Corp.	3.000%	04/01/22	$99,342
100,000	United Parcel Service, Inc.	3.125	01/15/21	104,823

				681,673

	Water—0.3%
100,000	American Water Capital Corp.	6.085	10/15/17	108,810

	Total Corporate Bonds (Cost $33,602,537)			33,622,878

Number of Shares
	Money Market Fund—0.3%
97,795	Invesco Premier Portfolio—Institutional Class, 0.12%(b) (Cost $97,795)			97,795

	Total Investments (Cost $33,700,332)—99.0%			33,720,673
	Other assets less liabilities—1.0%			346,701

	Net Assets—100.0%			$34,067,374

Investment Abbreviations:

GMTN—Global Medium-Term Note

MTN—Medium-Term Notes

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2015 was $115,844, which represented 0.34% of the Fund’s Net Assets.
(b)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of October 31, 2015.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

83

Schedule of Investments

PowerShares Global Short Term High Yield Bond Portfolio (PGHY)

October 31, 2015

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds—83.4%
	Azerbaijan—0.4%
$100,000	State Oil Co. of the Azerbaijan Republic	5.450%	02/09/17	$102,250

	Brazil—2.7%
50,000	Banco Daycoval SA, MTN(a)	6.250	01/28/16	50,166
100,000	Banco Fibra SA, MTN(a)	4.500	04/19/16	94,250
200,000	Marfrig Holdings Europe BV(a)	8.375	05/09/18	196,500
100,000	Petrobras Global Finance BV	2.000	05/20/16	98,800
100,000	Petrobras Global Finance BV	3.500	02/06/17	96,900
100,000	Petrobras Global Finance BV	3.250	03/17/17	95,550
100,000	Petrobras Global Finance BV	5.875	03/01/18	94,720

				726,886

	Canada—0.4%
100,000	Bombardier, Inc.(a)	7.500	03/15/18	99,500

	China—1.1%
200,000	Big Will Investments Ltd., EMTN	10.875	04/29/16	208,000
100,000	Yancoal International Resources Development Co. Ltd.(a)	4.461	05/16/17	100,000

				308,000

	Croatia—0.6%
150,000	Hrvatska Elektroprivreda(a)	6.000	11/09/17	159,615

	Cyprus—0.4%
150,000	Drill Rigs Holdings, Inc.(a)	6.500	10/01/17	103,032

	France—0.8%
200,000	Alcatel-Lucent USA, Inc.(a)	4.625	07/01/17	206,500

	Georgia—0.8%
200,000	Bank of Georgia JSC, MTN(a)	7.750	07/05/17	208,716

	Germany—0.6%
49,000	Hanson Ltd.	6.125	08/15/16	50,740
100,000	Hapag-Lloyd AG(a)	9.750	10/15/17	103,000

				153,740

	India—0.4%
100,000	Vedanta Resources PLC(a)	6.750	06/07/16	99,500

	Indonesia—1.0%
100,000	Gajah Tunggal Tbk PT(a)	7.750	02/06/18	54,000
100,000	Majapahit Holding BV(a)	7.750	10/17/16	105,000
100,000	Majapahit Holding BV(a)	7.250	06/28/17	107,000

				266,000

	Italy—1.0%
100,000	Telecom Italia Capital SA	6.999	06/04/18	110,750
150,000	UniCredit Luxembourg Finance SA(a)	6.000	10/31/17	158,016

				268,766

	Kazakhstan—2.2%
100,000	ATF Bank JSC(a)	9.000	05/11/16	96,860
100,000	Halyk Savings Bank of Kazakhstan JSC(a)	7.250	05/03/17	102,532
100,000	Kazkommertsbank JSC, MTN(a)	8.000	11/03/15	100,000
100,000	Kazkommertsbank JSC, MTN(a)	7.500	11/29/16	96,350
200,000	Samruk-Energy JSC, EMTN	3.750	12/20/17	191,000

				586,742

	Luxembourg—0.9%
150,000	Aguila 3 SA(a)	7.875	01/31/18	153,937
100,000	ArcelorMittal	5.250	02/25/17	101,000

				254,937

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

84

PowerShares Global Short Term High Yield Bond Portfolio (PGHY) (continued)

October 31, 2015

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds (continued)
	Mexico—0.6%
$150,000	Grupo Posadas SAB de CV(a)	7.875%	11/30/17	$157,125

	Netherlands—0.7%
100,000	AerCap Ireland Capital Ltd./AerCap Global Aviation Trust	2.750	05/15/17	99,875
100,000	NXP BV/NXP Funding LLC(a)	3.500	09/15/16	100,750

				200,625

	New Zealand—0.7%
100,000	Beverage Packaging Holdings Luxembourg II SA/Beverage Packaging Holdings II(a)	5.625	12/15/16	100,250
100,000	Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu	8.500	05/15/18	101,000

				201,250

	Norway—1.1%
100,000	Eksportfinans ASA	5.500	05/25/16	102,061
100,000	Eksportfinans ASA	2.375	05/25/16	100,375
100,000	Eksportfinans ASA, MTN	5.500	06/26/17	105,157

				307,593

	Russia—14.4%
200,000	AK BARS Bank Via AK BARS Luxembourg SA, Series LPN, MTN	8.750	11/19/15	200,876
200,000	Gazprom OAO Via Gaz Capital SA(a)	4.300	11/12/15	200,123
200,000	Metalloinvest Finance Ltd.(a)	6.500	07/21/16	204,015
200,000	Phosagro OAO Via Phosagro Bond Funding Ltd.(a)	4.204	02/13/18	200,125
200,000	Raspadskaya OJSC Via Raspadskaya Securities Ltd.(a)	7.750	04/27/17	203,789
200,000	Renaissance Credit LLC Via Renaissance Consumer Funding Ltd.(a)	7.750	05/31/16	193,000
100,000	Rosneft Finance SA(a)	7.500	07/18/16	103,274
200,000	Rosneft Finance SA, MTN(a)	6.625	03/20/17	207,343
100,000	Russian Agricultural Bank OJSC Via RSHB Capital SA(a)	6.299	05/15/17	102,341
200,000	Russian Agricultural Bank OJSC Via RSHB Capital SA(a)	5.298	12/27/17	202,000
100,000	Russian Railways Via RZD Capital PLC, EMTN	5.739	04/03/17	103,000
200,000	Sberbank of Russia Via SB Capital SA(a)	4.950	02/07/17	203,699
200,000	SCF Capital Ltd.(a)	5.375	10/27/17	198,698
100,000	Severstal OAO Via Steel Capital SA(a)	6.700	10/25/17	105,725
200,000	Sibur Securities Ltd.(a)	3.914	01/31/18	194,200
450,000	Vimpel Communications Via VIP Finance Ireland Ltd. OJSC(a)	6.493	02/02/16	455,835
300,000	VimpelCom Holdings BV(a)	6.255	03/01/17	310,125
200,000	Vnesheconombank Via VEB Finance PLC(a)	5.375	02/13/17	203,000
100,000	Vnesheconombank Via VEB Finance PLC(a)	5.450	11/22/17	101,476
200,000	VTB Bank OJSC Via VTB Capital SA(a)	6.000	04/12/17	206,105

				3,898,749

	Saudi Arabia—0.7%
200,000	Dar Al-Arkan Sukuk Co. Ltd.(a)	5.750	11/25/16	201,794

	South Africa—1.1%
100,000	Myriad International Holdings BV(a)	6.375	07/28/17	105,207
200,000	Sappi Papier Holding GmbH(a)	7.750	07/15/17	209,000

				314,207

	South Korea—0.5%
150,000	Harvest Operations Corp.	6.875	10/01/17	127,500

	Sri Lanka—0.4%
100,000	Bank of Ceylon(a)	6.875	05/03/17	102,875

	Turkey—0.7%
200,000	Finansbank AS(a)	5.500	05/11/16	202,785

	Ukraine—0.5%
200,000	Metinvest BV, EMTN(a)	8.750	02/14/18	127,032

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

85

PowerShares Global Short Term High Yield Bond Portfolio (PGHY) (continued)

October 31, 2015

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds (continued)
	United Kingdom—0.8%
$20,000	Case New Holland Industrial, Inc.	7.875%	12/01/17	$21,725
100,000	CNH Industrial America LLC	7.250	01/15/16	101,187
100,000	Tesco PLC(a)	5.500	11/15/17	105,552

				228,464

	United States—46.3%
100,000	ADT Corp. (The)	2.250	07/15/17	99,750
200,000	AerCap Aviation Solutions BV	6.375	05/30/17	209,000
150,000	Alcoa, Inc.	5.550	02/01/17	156,562
100,000	Ally Financial, Inc.	3.125	01/15/16	100,250
200,000	Ally Financial, Inc.	3.500	07/18/16	201,750
100,000	Ally Financial, Inc.	2.750	01/30/17	100,750
100,000	Ally Financial, Inc.	5.500	02/15/17	104,000
100,000	Ally Financial, Inc.	3.250	09/29/17	100,875
100,000	Ally Financial, Inc.	6.250	12/01/17	107,000
100,000	Aspect Software, Inc.	10.625	05/15/17	87,000
100,000	Associated Materials LLC/AMH New Finance, Inc.	9.125	11/01/17	80,250
50,000	Avis Budget Car Rental LLC/Avis Budget Finance, Inc.	4.875	11/15/17	51,312
100,000	Best Buy Co., Inc.	3.750	03/15/16	100,750
100,000	BMC Software, Inc.	7.250	06/01/18	88,375
100,000	Cablevision Systems Corp.	7.750	04/15/18	105,250
140,000	CalAtlantic Group, Inc.	10.750	09/15/16	150,850
100,000	CalAtlantic Group, Inc.	8.375	05/15/18	115,500
100,000	Centene Corp.	5.750	06/01/17	104,625
100,000	Centex LLC	6.500	05/01/16	102,500
150,000	Chesapeake Energy Corp.	3.250	03/15/16	148,125
150,000	Chesapeake Energy Corp.	6.500	08/15/17	138,562
100,000	CIT Group, Inc.	5.000	05/15/17	103,300
100,000	CIT Group, Inc.	5.250	03/15/18	105,125
150,000	CNH Industrial Capital LLC	3.875	11/01/15	150,000
150,000	CNH Industrial Capital LLC	6.250	11/01/16	155,250
100,000	CNH Industrial Capital LLC	3.250	02/01/17	100,755
100,000	Commercial Metals Co.	6.500	07/15/17	104,250
100,000	Commercial Metals Co.	7.350	08/15/18	107,875
200,000	Constellation Brands, Inc.	7.250	09/01/16	209,000
100,000	Constellation Brands, Inc.	7.250	05/15/17	108,500
100,000	D.R. Horton, Inc.	4.750	05/15/17	104,000
100,000	DCP Midstream Operating LP	2.500	12/01/17	93,347
100,000	DISH DBS Corp.	4.250	04/01/18	100,125
150,000	DISH DBS Corp.	7.125	02/01/16	152,010
150,000	Embarq Corp.	7.082	06/01/16	154,395
250,000	First Tennessee Bank NA, Series BKNT	5.650	04/01/16	253,934
100,000	GenOn Energy, Inc.	7.875	06/15/17	93,250
100,000	Genworth Holdings, Inc., MTN	6.515	05/22/18	103,125
100,000	Greif, Inc.	6.750	02/01/17	104,748
150,000	HCA, Inc.	6.500	02/15/16	152,138
100,000	Hexion, Inc.	8.875	02/01/18	77,000
100,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp.	3.500	03/15/17	101,420
100,000	Illinois Power Generating Co., Series H	7.000	04/15/18	85,500
150,000	International Lease Finance Corp.	5.750	05/15/16	152,907
100,000	International Lease Finance Corp.	8.750	03/15/17	108,125
100,000	International Lease Finance Corp.	8.875	09/01/17	111,250
100,000	International Wire Group Holdings, Inc.(a)	8.500	10/15/17	103,750
200,000	inVentiv Health, Inc.(a)	9.000	01/15/18	207,000
150,000	iStar, Inc.—REIT	3.875	07/01/16	149,625
100,000	iStar, Inc.—REIT	4.000	11/01/17	98,000
100,000	iStar, Inc., Series 1—REIT	5.875	03/15/16	101,125
100,000	Jarden Corp.	7.500	05/01/17	108,250

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

86

PowerShares Global Short Term High Yield Bond Portfolio (PGHY) (continued)

October 31, 2015

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds (continued)
	United States (continued)
$100,000	JC Penney Corp., Inc.	5.750%	02/15/18	$97,750
200,000	KB Home	9.100	09/15/17	222,000
100,000	KB Home	7.250	06/15/18	107,500
100,000	Kemet Corp.	10.500	05/01/18	90,750
100,000	L Brands, Inc.	6.900	07/15/17	108,250
200,000	Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp.	7.375	10/01/17	201,750
100,000	Lennar Corp.	4.750	12/15/17	104,000
100,000	Lennar Corp.	6.950	06/01/18	109,375
100,000	Lennar Corp., Series B	12.250	06/01/17	115,125
100,000	Masco Corp.	6.125	10/03/16	104,375
100,000	Masco Corp.	5.850	03/15/17	105,750
150,000	MGM Resorts International	7.500	06/01/16	154,626
200,000	MGM Resorts International	10.000	11/01/16	215,602
200,000	MGM Resorts International	7.625	01/15/17	213,234
150,000	Navient Corp., MTN	6.250	01/25/16	151,500
250,000	Navient Corp., MTN	6.000	01/25/17	257,175
100,000	Navient Corp., MTN	4.625	09/25/17	101,370
100,000	Novelis, Inc.	8.375	12/15/17	100,875
100,000	Pactiv LLC	8.125	06/15/17	107,750
100,000	PetroQuest Energy, Inc.	10.000	09/01/17	87,500
100,000	Pfizer, Inc.	6.050	03/30/17	107,079
200,000	R.R. Donnelley & Sons Co.	6.125	01/15/17	207,446
200,000	Realogy Group LLC/Sunshine Group Florida Ltd. (The)(a)	3.375	05/01/16	201,000
100,000	Royal Caribbean Cruises Ltd.	7.250	06/15/16	103,278
100,000	Sabine Pass LNG LP	7.500	11/30/16	103,688
100,000	Sabre Holdings Corp.	8.350	03/15/16	102,700
150,000	Springleaf Finance Corp., MTN	5.750	09/15/16	152,625
100,000	Springleaf Finance Corp., MTN	6.900	12/15/17	105,500
250,000	Sprint Communications, Inc.	6.000	12/01/16	253,281
100,000	Sprint Communications, Inc.	9.125	03/01/17	104,250
100,000	Sprint Communications, Inc.	8.375	08/15/17	102,375
100,000	SPX FLOW, Inc.	6.875	09/01/17	106,500
100,000	SquareTwo Financial Corp.	11.625	04/01/17	65,000
64,000	SUPERVALU, Inc.	8.000	05/01/16	65,680
100,000	Swift Energy Co.	7.125	06/01/17	28,750
100,000	Synovus Financial Corp.	5.125	06/15/17	104,625
100,000	Talen Energy Supply LLC	6.200	05/15/16	101,109
150,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp.(a)	5.000	01/15/18	148,500
100,000	Thompson Creek Metals Co., Inc.	9.750	12/01/17	95,000
100,000	Toys “R” US Property Co. II LLC	8.500	12/01/17	97,250
100,000	Transocean, Inc.	3.000	10/15/17	92,050
100,000	Transocean, Inc.	6.000	03/15/18	94,300
100,000	Trilogy International Partners LLC/Trilogy International Finance, Inc.(a)	10.250	08/15/16	98,875
100,000	United States Steel Corp.	6.050	06/01/17	93,500
100,000	United States Steel Corp.	7.000	02/01/18	88,000
100,000	USG Corp.	6.300	11/15/16	103,750
100,000	Vereit Operating Partnership LP—REIT	2.000	02/06/17	98,820
100,000	Vulcan Materials Co.	7.000	06/15/18	112,000
100,000	Windstream Services LLC	7.875	11/01/17	106,437
100,000	WireCo WorldGroup, Inc.	9.500	05/15/17	91,500
100,000	WPX Energy, Inc.	5.250	01/15/17	101,000

				12,504,240

	Venezuela— 0.8%
275,000	Petroleos de Venezuela SA	5.250	04/12/17	155,375
100,000	Petroleos de Venezuela SA, Series 2016	5.125	10/28/16	75,350

				230,725

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

87

PowerShares Global Short Term High Yield Bond Portfolio (PGHY) (continued)

October 31, 2015

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds (continued)
	Vietnam—0.8%
$200,000	Vietnam Joint Stock Commercial Bank for Industry and Trade(a)	8.000%	05/17/17	$208,000

	Total Corporate Bonds (Cost $22,991,616)			22,557,148

	Sovereign Debt Obligations—12.7%
	Argentina—0.7%
100,000	Argentina Bonar Bonds, Series X	7.000	04/17/17	99,347
100,000	City of Buenos Aires Argentina(a)	9.950	03/01/17	104,500

				203,847

	Croatia—0.8%
200,000	Croatia Government International Bond(a)	6.250	04/27/17	209,646

	Ecuador—0.5%
150,000	Ecuador Government International Bond(a)	9.375	12/15/15	148,125

	Ghana—0.6%
150,000	Ghana Government International Bond(a)	8.500	10/04/17	151,698

	Hungary—0.6%
150,000	Magyar Export-Import Bank Zrt(a)	5.500	02/12/18	159,569

	Jamaica—0.4%
100,000	Jamaica Government International Bond	10.625	06/20/17	112,500

	Jordan—1.1%
300,000	Jordan Government International Bond(a)	3.875	11/12/15	300,750

	Lebanon—2.9%
200,000	Lebanon Government International Bond, GMTN	4.500	04/22/16	200,920
450,000	Lebanon Government International Bond(a)	11.625	05/11/16	467,977
100,000	Lebanon Government International Bond, EMTN	9.000	03/20/17	105,963

				774,860

	Mongolia—1.1%
200,000	Development Bank of Mongolia LLC, EMTN	5.750	03/21/17	195,007
100,000	Mongolia Government International Bond, MTN(a)	4.125	01/05/18	94,750

				289,757

	Pakistan—0.7%
100,000	Pakistan Government International Bond(a)	6.875	06/01/17	103,783
100,000	Pakistan Government International Bond(a)	7.125	03/31/16	101,249

				205,032

	Serbia—0.6%
150,000	Republic of Serbia(a)	5.250	11/21/17	156,680

	Turkey—0.4%
100,000	Export Credit Bank of Turkey(a)	5.375	11/04/16	103,032

	Ukraine—1.6%
200,000	City of Kiev Ukraine Via CS International(a)	8.000	11/06/15	148,000
100,000	Ukraine Government International Bond(a)	6.580	11/21/16	79,000
100,000	Ukraine Government International Bond(a)	9.250	07/24/17	79,250
150,000	Ukraine Government International Bond(a)	6.750	11/14/17	118,875

				425,125

	Venezuela—0.3%
100,000	Venezuela Government International Bond(a)	5.750	02/26/16	91,250

	Vietnam—0.4%
100,000	Vietnam Government International Bond(a)	6.875	01/15/16	101,202

	Total Sovereign Debt Obligations (Cost $3,486,683)			3,433,073

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

88

PowerShares Global Short Term High Yield Bond Portfolio (PGHY) (continued)

October 31, 2015

Number of Shares		Value
	Money Market Fund—3.2%
862,975	Invesco Premier Portfolio—Institutional Class, 0.12%(b) (Cost $862,975)	$862,975

	Total Investments (Cost $27,341,274)—99.3%	26,853,196
	Other assets less liabilities—0.7%	176,139

	Net Assets—100.0%	$27,029,335

Investment Abbreviations:

EMTN—Euro Medium-Term Note

GMTN—Global Medium-Term Note

MTN—Medium-Term Notes

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2015 was $11,088,179, which represented 41.02% of the Fund’s Net Assets.
(b)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of October 31, 2015.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

89

Schedule of Investments

PowerShares International Corporate Bond Portfolio (PICB)

October 31, 2015

Foreign Currency(a)	Principal Amount		Interest Rate	Maturity Date	Value
		Corporate Bonds—97.8%
		Australia—3.9%
GBP	300,000	APT Pipelines Ltd., EMTN	3.500%	03/22/30	$429,654
GBP	350,000	BHP Billiton Finance Ltd., Series 11, EMTN	3.250	09/25/24	536,232
EUR	1,000,000	BHP Billiton Finance Ltd., Series 7, EMTN	2.125	11/29/18	1,152,300
EUR	500,000	BHP Billiton Finance Ltd., Series 9, EMTN	2.250	09/25/20	584,061
AUD	350,000	BHP Billiton Finance Ltd., MTN	3.750	10/18/17	252,835
EUR	200,000	Commonwealth Bank of Australia, EMTN	5.500	08/06/19	253,675
EUR	350,000	Commonwealth Bank of Australia, EMTN	4.375	02/25/20	446,618
EUR	500,000	National Australia Bank Ltd., EMTN	2.750	08/08/22	608,704
EUR	200,000	National Australia Bank Ltd., GMTN	4.625	02/10/20	249,550
EUR	250,000	National Australia Bank Ltd., GMTN	2.000	11/12/20	291,996
AUD	700,000	National Australia Bank Ltd., Series DIP	6.000	02/15/17	522,024
EUR	200,000	Telstra Corp. Ltd., EMTN	4.250	03/23/20	255,570
EUR	300,000	Telstra Corp. Ltd., EMTN	3.500	09/21/22	382,242
EUR	100,000	Telstra Corp. Ltd., EMTN	2.500	09/15/23	120,045
AUD	1,000,000	Westpac Banking Corp., MTN	7.250	11/18/16	749,352
AUD	800,000	Westpac Banking Corp., MTN	4.500	02/25/19	600,977

					7,435,835

		Belgium—0.9%
GBP	250,000	Anheuser-Busch InBev SA, EMTN	9.750	07/30/24	558,615
GBP	300,000	Anheuser-Busch InBev SA, EMTN	4.000	09/24/25	474,027
EUR	200,000	Anheuser-Busch InBev SA, EMTN	2.700	03/31/26	236,060
EUR	200,000	Anheuser-Busch InBev SA, EMTN	1.500	04/18/30	195,865
EUR	200,000	BNP Paribas Fortis SA, EMTN	5.757	10/04/17	242,439

					1,707,006

		Canada—13.6%
CAD	500,000	Bank of Montreal, Series DPNT	6.020	05/02/18	423,751
CAD	500,000	Bank of Montreal, Series DPNT	3.210	09/13/18	399,217
CAD	900,000	Bank of Montreal, Series DPNT	2.840	06/04/20	714,022
CAD	900,000	Bank of Montreal, Series DPNT	3.400	04/23/21	730,532
CAD	300,000	Bank of Montreal, Series DPNT	2.120	03/16/22	225,703
CAD	500,000	Bank of Nova Scotia (The)	1.800	05/09/16	383,735
CAD	900,000	Bank of Nova Scotia (The)	2.242	03/22/18	698,627
CAD	900,000	Bank of Nova Scotia (The), Series DPNT	2.462	03/14/19	702,975
CAD	1,100,000	Bank of Nova Scotia (The), Series DPNT	2.130	06/15/20	845,184
CAD	1,000,000	Bank of Nova Scotia (The), Series DPNT	2.090	09/09/20	764,360
CAD	500,000	Bank of Nova Scotia (The), Series DPNT	3.270	01/11/21	403,268
CAD	1,100,000	Bank of Nova Scotia (The), Series DPNT	2.873	06/04/21	867,380
CAD	550,000	Bell Canada	3.350	06/18/19	436,490
CAD	300,000	Bell Canada, MTN	4.400	03/16/18	242,238
CAD	450,000	Bell Canada, MTN	3.250	06/17/20	355,598
CAD	500,000	Bell Canada, Series M-26	3.350	03/22/23	385,042
CAD	600,000	Caisse Centrale Desjardins, MTN	2.795	11/19/18	471,823
CAD	750,000	Caisse Centrale Desjardins, MTN	1.748	03/02/20	566,700
CAD	750,000	Canadian Imperial Bank of Commerce/Canada, Series DPNT	2.350	06/24/19	584,385
CAD	250,000	Canadian Imperial Bank of Commerce/Canada, Series DPNT	1.850	07/14/20	190,110
CAD	500,000	Canadian Natural Resources Ltd., MTN	2.890	08/14/20	382,512
GBP	400,000	Glencore Canada Financial Corp., EMTN	7.375	05/27/20	585,167
CAD	800,000	HSBC Bank Canada, Series DPNT	3.558	10/04/17	634,356
CAD	500,000	HSBC Bank Canada, Series DPNT	2.491	05/13/19	387,779
CAD	200,000	HSBC Bank Canada, Series DPNT	2.938	01/14/20	157,346
CAD	850,000	HSBC Bank Canada, Series DPNT	2.908	09/29/21	661,211
CAD	600,000	National Bank of Canada, Series DPNT	2.404	10/28/19	466,591
CAD	200,000	National Bank of Canada, Series DPNT	1.742	03/03/20	150,695
CAD	600,000	Rogers Communications, Inc.	5.340	03/22/21	517,362
CAD	1,000,000	Royal Bank of Canada, Series DPNT, MTN	3.030	07/26/16	775,114
CAD	700,000	Royal Bank of Canada, Series DPNT	2.260	03/12/18	543,505

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

90

PowerShares International Corporate Bond Portfolio (PICB) (continued)

October 31, 2015

Foreign Currency(a)	Principal Amount		Interest Rate	Maturity Date	Value
		Corporate Bonds (continued)
		Canada (continued)
CAD	1,000,000	Royal Bank of Canada, Series DPNT	2.820%	07/12/18	$788,436
CAD	1,100,000	Royal Bank of Canada, Series DPNT	2.890	10/11/18	870,121
CAD	1,150,000	Royal Bank of Canada, Series DPNT	2.770	12/11/18	907,923
CAD	700,000	Royal Bank of Canada, Series DPNT	2.980	05/07/19	556,854
CAD	1,000,000	Royal Bank of Canada, Series DPNT	2.350	12/09/19	778,362
CAD	900,000	Royal Bank of Canada, Series DPNT	2.860	03/04/21	711,353
CAD	700,000	Royal Bank of Canada, Series DPNT	1.968	03/02/22	522,094
CAD	700,000	Shaw Communications, Inc.	5.650	10/01/19	597,446
CAD	600,000	Shaw Communications, Inc.	6.750	11/09/39	538,113
CAD	350,000	TELUS Corp., MTN	2.350	03/28/22	259,407
CAD	500,000	TELUS Corp., Series CG	5.050	12/04/19	422,460
CAD	500,000	TELUS Corp., Series CH	5.050	07/23/20	425,463
CAD	900,000	Toronto-Dominion Bank (The), Series DPNT	2.447	04/02/19	703,773
CAD	1,500,000	Toronto-Dominion Bank (The), Series DPNT	2.621	12/22/21	1,167,027
CAD	1,100,000	Toronto-Dominion Bank (The), Series DPNT	3.226	07/24/24	871,710

					25,773,320

		Denmark—1.0%
NOK	2,000,000	AP Moeller—Maersk A/S, EMTN	6.250	12/16/16	246,968
EUR	250,000	Carlsberg Breweries A/S, EMTN	3.375	10/13/17	292,318
GBP	150,000	DONG Energy A/S, EMTN	4.875	01/12/32	252,468
GBP	150,000	DONG Energy A/S, EMTN	5.750	04/09/40	277,380
NOK	5,000,000	Nykredit Bank A/S, EMTN	5.000	08/21/18	640,638
GBP	150,000	TDC A/S, EMTN(b)	5.625	02/23/23	252,837

					1,962,609

		Finland—0.3%
EUR	500,000	Fortum OYJ, EMTN	2.250	09/06/22	571,133

		France—19.3%
EUR	300,000	Autoroutes du Sud de la France SA, EMTN	5.625	07/04/22	425,384
EUR	200,000	Banque Federative du Credit Mutuel SA, EMTN	2.000	09/19/19	233,167
EUR	250,000	Banque Federative du Credit Mutuel SA, EMTN	4.125	07/20/20	319,212
EUR	200,000	Banque Federative du Credit Mutuel SA, EMTN	4.000	10/22/20	248,340
EUR	300,000	Banque Federative du Credit Mutuel SA, EMTN	2.625	02/24/21	360,689
EUR	300,000	Banque Federative du Credit Mutuel SA, EMTN	3.250	08/23/22	379,851
EUR	300,000	Banque Federative du Credit Mutuel SA, EMTN	3.000	11/28/23	371,254
EUR	500,000	Banque Federative du Credit Mutuel SA, EMTN	2.625	03/18/24	601,455
EUR	500,000	Banque Federative du Credit Mutuel SA, EMTN	3.000	05/21/24	578,848
EUR	250,000	BNP Paribas SA, EMTN	5.431	09/07/17	301,075
EUR	300,000	BNP Paribas SA, EMTN	2.000	01/28/19	347,256
EUR	550,000	BNP Paribas SA, EMTN	2.500	08/23/19	651,351
EUR	400,000	BNP Paribas SA, EMTN	3.750	11/25/20	504,813
EUR	1,000,000	BNP Paribas SA, EMTN	2.250	01/13/21	1,175,594
EUR	300,000	BNP Paribas SA, EMTN	2.875	10/24/22	366,425
EUR	500,000	BNP Paribas SA, EMTN	2.875	09/26/23	614,057
EUR	200,000	Bouygues SA	3.641	10/29/19	246,145
EUR	100,000	Bouygues SA	4.250	07/22/20	127,577
EUR	600,000	BPCE SA	4.625	07/18/23	755,632
GBP	100,000	BPCE SA	5.250	04/16/29	160,042
EUR	200,000	BPCE SA, EMTN	0.750	01/22/20	221,077
EUR	300,000	BPCE SA, EMTN	2.125	03/17/21	350,409
EUR	500,000	BPCE SA, EMTN	4.500	02/10/22	665,073
EUR	200,000	Cap Gemini SA	2.500	07/01/23	230,633
EUR	400,000	Carrefour SA, EMTN	1.750	05/22/19	460,512
EUR	500,000	Carrefour SA, EMTN	4.000	04/09/20	630,102
EUR	300,000	Casino Guichard Perrachon SA, EMTN	3.311	01/25/23	352,354
EUR	200,000	Cie Financiere et Industrielle des Autoroutes SA(b)	5.000	05/24/21	268,055
EUR	350,000	Credit Agricole SA, EMTN	5.971	02/01/18	432,129

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

91

PowerShares International Corporate Bond Portfolio (PICB) (continued)

October 31, 2015

Foreign Currency(a)	Principal Amount		Interest Rate	Maturity Date	Value
		Corporate Bonds (continued)
		France (continued)
EUR	150,000	Credit Agricole SA, EMTN	5.875%	06/11/19	$193,400
EUR	700,000	Credit Agricole SA, EMTN	3.900	04/19/21	862,980
EUR	500,000	Credit Agricole SA/London, EMTN	3.875	02/13/19	613,191
EUR	1,000,000	Credit Agricole SA/London, EMTN	2.375	11/27/20	1,187,338
EUR	200,000	Credit Agricole SA/London, EMTN	5.125	04/18/23	282,114
EUR	300,000	Credit Agricole SA/London, EMTN	3.125	07/17/23	372,847
EUR	500,000	Credit Agricole SA/London, EMTN	2.375	05/20/24	587,036
EUR	200,000	Danone SA, EMTN	2.250	11/15/21	238,376
EUR	300,000	Electricite de France SA, EMTN	6.250	01/25/21	424,313
EUR	300,000	Electricite de France SA, EMTN	2.250	04/27/21	356,392
EUR	300,000	Electricite de France SA, EMTN	3.875	01/18/22	389,392
EUR	300,000	Electricite de France SA, EMTN	2.750	03/10/23	366,993
EUR	1,000,000	Electricite de France SA, EMTN	4.625	09/11/24	1,392,589
EUR	600,000	Electricite de France SA, EMTN	4.125	03/25/27	817,008
GBP	250,000	Electricite de France SA, EMTN	5.875	07/18/31	465,674
GBP	850,000	Electricite de France SA, EMTN	6.125	06/02/34	1,600,087
GBP	700,000	Electricite de France SA, EMTN	5.500	03/27/37	1,234,345
GBP	1,000,000	Electricite de France SA, EMTN	5.500	10/17/41	1,766,766
GBP	500,000	Electricite de France SA, EMTN	5.125	09/22/50	846,433
EUR	100,000	Engie SA, EMTN	1.375	05/19/20	114,569
EUR	1,500,000	Engie SA, EMTN	2.375	05/19/26	1,793,709
GBP	250,000	Engie SA, EMTN	5.000	10/01/60	462,375
EUR	300,000	GIE GDF SUEZ Alliance, EMTN	5.750	06/24/23	443,752
EUR	300,000	Holding d’Infrastructures de Transport SAS	4.875	10/27/21	396,323
EUR	200,000	HSBC France SA, EMTN	1.875	01/16/20	231,795
EUR	300,000	La Poste SA, EMTN	4.250	11/08/21	403,510
EUR	300,000	La Poste SA, EMTN	2.750	11/26/24	379,535
EUR	500,000	Orange SA, EMTN	3.875	04/09/20	628,149
EUR	150,000	Orange SA, EMTN	3.875	01/14/21	191,145
EUR	700,000	Orange SA, EMTN	3.000	06/15/22	870,383
GBP	600,000	Orange SA, EMTN	5.625	01/23/34	1,092,078
EUR	200,000	Sanofi, EMTN	1.875	09/04/20	235,140
EUR	200,000	Sanofi, EMTN	1.750	09/10/26	226,589
EUR	800,000	Societe Generale SA, EMTN	2.250	01/23/20	941,982
EUR	300,000	Societe Generale SA, EMTN	4.250	07/13/22	399,163
EUR	400,000	Total Capital Canada Ltd., EMTN	2.125	09/18/29	453,998
EUR	300,000	Total Capital International SA, EMTN	2.500	03/25/26	360,195
GBP	250,000	Veolia Environnement SA, EMTN	6.125	10/29/37	488,944

					36,489,119

		Germany—8.0%
EUR	300,000	Allianz Finance II BV, EMTN	3.500	02/14/22	383,001
GBP	300,000	Allianz Finance II BV, Series 62	4.500	03/13/43	510,557
EUR	300,000	BASF SE, Series 10Y	2.000	12/05/22	355,729
EUR	200,000	BMW Finance NV, EMTN	0.500	09/05/18	221,405
EUR	450,000	BMW Finance NV, EMTN	3.250	01/14/19	539,990
EUR	200,000	BMW US Capital LLC, EMTN	0.625	04/20/22	215,414
EUR	500,000	Commerzbank AG, EMTN	4.000	09/16/20	630,613
EUR	450,000	Daimler AG, EMTN	1.500	11/19/18	513,858
EUR	350,000	Deutsche Bank AG, EMTN	5.000	06/24/20	443,520
EUR	600,000	Deutsche Bank AG, EMTN	1.250	09/08/21	665,421
EUR	300,000	Deutsche Bank AG, EMTN	2.375	01/11/23	353,891
EUR	150,000	Deutsche Telekom International Finance BV, EMTN	2.125	01/18/21	177,684
EUR	300,000	Deutsche Telekom International Finance BV, EMTN	4.250	07/13/22	399,639
EUR	500,000	E.ON International Finance BV, EMTN	5.750	05/07/20	667,261
GBP	300,000	E.ON International Finance BV, EMTN	6.375	06/07/32	567,995
GBP	800,000	E.ON International Finance BV, EMTN	5.875	10/30/37	1,449,137
GBP	200,000	E.ON International Finance BV, EMTN	6.750	01/27/39	397,899

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

92

PowerShares International Corporate Bond Portfolio (PICB) (continued)

October 31, 2015

Foreign Currency(a)	Principal Amount		Interest Rate	Maturity Date	Value
		Corporate Bonds (continued)
		Germany (continued)
EUR	300,000	Merck Financial Services GmbH, EMTN	4.500%	03/24/20	$387,070
EUR	600,000	RWE Finance BV, EMTN	6.625	01/31/19	786,245
EUR	500,000	RWE Finance BV, EMTN	6.500	08/10/21	704,758
GBP	200,000	RWE Finance BV, EMTN	6.250	06/03/30	350,173
GBP	700,000	RWE Finance BV, EMTN	4.750	01/31/34	1,028,238
GBP	200,000	RWE Finance BV, EMTN	6.125	07/06/39	342,863
EUR	300,000	Siemens Financieringsmaatschappij NV, EMTN	1.750	03/12/21	351,342
EUR	100,000	Siemens Financieringsmaatschappij NV, EMTN	2.875	03/10/28	126,697
GBP	500,000	Siemens Financieringsmaatschappij NV, EMTN	3.750	09/10/42	764,166
EUR	200,000	Volkswagen International Finance NV, EMTN	1.875	05/15/17	223,312
EUR	450,000	Volkswagen International Finance NV, EMTN	3.250	01/21/19	523,300
EUR	400,000	Volkswagen International Finance NV, EMTN	2.000	03/26/21	446,510
EUR	600,000	Volkswagen Leasing GmbH, EMTN	2.375	09/06/22	672,565

					15,200,253

		Hong Kong—0.2%
EUR	400,000	Hutchison Whampoa Finance 14 Ltd.	1.375	10/31/21	439,926

		Italy—8.4%
EUR	250,000	Assicurazioni Generali SpA, EMTN	2.875	01/14/20	297,780
EUR	300,000	Assicurazioni Generali SpA, EMTN	5.125	09/16/24	422,317
EUR	300,000	Assicurazioni Generali SpA, EMTN	4.125	05/04/26	350,308
EUR	250,000	Atlantia SpA	3.625	11/30/18	301,362
GBP	300,000	Atlantia SpA, EMTN	6.250	06/09/22	555,695
EUR	250,000	Enel Finance International NV, EMTN	5.000	09/14/22	345,797
EUR	500,000	Enel Finance International NV, EMTN	4.875	04/17/23	692,004
GBP	1,000,000	Enel Finance International NV, EMTN	5.625	08/14/24	1,802,081
EUR	200,000	Enel SpA	4.875	02/20/18	243,180
GBP	800,000	Enel SpA, EMTN	5.750	06/22/37	1,445,049
EUR	200,000	Eni SpA	4.125	09/16/19	250,731
EUR	200,000	Eni SpA, EMTN	4.250	02/03/20	254,276
EUR	150,000	Eni SpA, EMTN	4.000	06/29/20	190,382
EUR	300,000	Eni SpA, EMTN	3.250	07/10/23	378,366
EUR	300,000	Eni SpA, EMTN	3.750	09/12/25	394,271
EUR	250,000	Eni SpA, EMTN	1.500	02/02/26	271,553
EUR	200,000	Eni SpA, EMTN	3.625	01/29/29	261,417
EUR	300,000	Intesa Sanpaolo SpA, EMTN	5.000	02/28/17	351,628
EUR	300,000	Intesa Sanpaolo SpA, EMTN	4.000	11/09/17	354,747
EUR	900,000	Intesa Sanpaolo SpA, EMTN	3.000	01/28/19	1,063,303
EUR	400,000	Intesa Sanpaolo SpA, EMTN	4.375	10/15/19	500,154
EUR	300,000	Intesa Sanpaolo SpA, EMTN	2.000	06/18/21	342,551
EUR	250,000	Intesa Sanpaolo SpA, EMTN	4.000	10/30/23	323,022
EUR	500,000	Intesa Sanpaolo SpA, GMTN	4.000	11/08/18	605,919
EUR	300,000	Mediobanca SpA, EMTN	0.875	11/14/17	332,877
EUR	100,000	Snam SpA, EMTN	3.875	03/19/18	119,483
EUR	200,000	Snam SpA, EMTN	5.000	01/18/19	251,962
EUR	400,000	Snam SpA, EMTN	3.500	02/13/20	493,288
EUR	400,000	Snam SpA, EMTN	5.250	09/19/22	560,946
EUR	300,000	Terna Rete Elettrica Nazionale SpA, EMTN	4.750	03/15/21	396,872
EUR	300,000	UniCredit SpA, EMTN	4.875	03/07/17	351,123
EUR	300,000	UniCredit SpA, EMTN	3.375	01/11/18	351,412
EUR	700,000	UniCredit SpA, EMTN	3.625	01/24/19	840,562
EUR	150,000	Unione di Banche Italiane SCpA, EMTN	2.875	02/18/19	172,862

					15,869,280

		Japan—0.4%
JPY	100,000,000	Panasonic Corp., Series 12	0.387	03/19/20	830,429

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

93

PowerShares International Corporate Bond Portfolio (PICB) (continued)

October 31, 2015

Foreign Currency(a)	Principal Amount		Interest Rate	Maturity Date	Value
		Corporate Bonds (continued)
		Netherlands—6.4%
EUR	200,000	ABN AMRO Bank NV, EMTN	2.125%	11/26/20	$235,130
EUR	300,000	ABN AMRO Bank NV, EMTN	6.375	04/27/21	401,210
EUR	450,000	ABN AMRO Bank NV, EMTN	4.125	03/28/22	589,877
EUR	200,000	ABN AMRO Bank NV, EMTN	7.125	07/06/22	278,968
EUR	300,000	ABN AMRO Bank NV, EMTN	2.500	11/29/23	360,970
EUR	600,000	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands	3.875	07/25/23	735,418
EUR	750,000	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands, EMTN	4.125	01/12/21	966,012
EUR	500,000	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands, EMTN	4.750	06/06/22	680,273
EUR	650,000	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands, EMTN	4.125	09/14/22	805,921
GBP	800,000	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands, EMTN	5.250	09/14/27	1,325,075
EUR	500,000	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands, GMTN	4.125	01/14/20	631,746
EUR	1,100,000	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands, GMTN	3.750	11/09/20	1,341,072
EUR	300,000	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands, GMTN	4.000	01/11/22	390,394
EUR	250,000	Heineken NV, EMTN	2.125	08/04/20	293,078
EUR	400,000	ING Bank NV, EMTN	0.700	04/16/20	441,801
EUR	450,000	ING Bank NV, EMTN	4.500	02/21/22	600,946
GBP	300,000	Koninklijke KPN NV, GMTN	5.750	09/17/29	525,637
EUR	200,000	Shell International Finance BV, EMTN	1.625	03/24/21	230,459
EUR	400,000	Shell International Finance BV, EMTN	1.000	04/06/22	443,206
EUR	200,000	Shell International Finance BV, EMTN	1.875	09/15/25	228,793
EUR	150,000	Shell International Finance BV, EMTN	2.500	03/24/26	179,908
EUR	350,000	Shell International Finance BV, EMTN	1.625	01/20/27	383,340

					12,069,234

		Norway—1.5%
EUR	275,000	DNB Bank ASA, EMTN	3.875	06/29/20	348,649
EUR	250,000	DNB Bank ASA, EMTN(b)	4.375	02/24/21	326,044
EUR	250,000	DNB Bank ASA, EMTN	4.250	01/18/22	329,254
EUR	250,000	Statoil ASA, EMTN	5.625	03/11/21	347,307
EUR	500,000	Statoil ASA, EMTN	1.250	02/17/27	524,377
GBP	400,000	Statoil ASA, EMTN	6.875	03/11/31	863,727
SEK	1,000,000	Telenor ASA, EMTN	2.375	03/19/19	124,967

					2,864,325

		Spain—4.5%
EUR	200,000	BBVA Senior Finance SAU, GMTN	3.750	01/17/18	237,369
EUR	300,000	BBVA Senior Finance SAU, GMTN	2.375	01/22/19	350,671
EUR	300,000	CaixaBank SA, MTN	3.125	05/14/18	352,766
EUR	300,000	Iberdrola Finanzas SAU, EMTN	4.125	03/23/20	379,868
GBP	200,000	Iberdrola Finanzas SAU, EMTN	7.375	01/29/24	398,227
EUR	200,000	Iberdrola International BV, EMTN	3.500	02/01/21	249,743
EUR	100,000	Repsol International Finance BV, EMTN	4.875	02/19/19	124,103
EUR	500,000	Repsol International Finance BV, EMTN	2.625	05/28/20	579,308
EUR	200,000	Repsol International Finance BV, EMTN	3.625	10/07/21	242,915
EUR	300,000	Santander Consumer Finance SA(b)	0.900	02/18/20	327,292
EUR	200,000	Santander International Debt SAU, EMTN	1.375	03/25/17	223,977
EUR	500,000	Santander International Debt SAU, EMTN	4.000	03/27/17	579,803
EUR	100,000	Santander International Debt SAU, EMTN	4.125	10/04/17	118,234
EUR	200,000	Santander International Debt SAU, EMTN	4.000	01/24/20	250,192
EUR	400,000	Santander Issuances SAU, EMTN	2.500	03/18/25	421,608
EUR	350,000	Telefonica Emisiones SAU, EMTN	4.693	11/11/19	442,931
EUR	200,000	Telefonica Emisiones SAU, EMTN	4.710	01/20/20	253,827
GBP	500,000	Telefonica Emisiones SAU, EMTN	5.597	03/12/20	852,984
EUR	300,000	Telefonica Emisiones SAU, EMTN	2.242	05/27/22	341,205
GBP	500,000	Telefonica Emisiones SAU, EMTN	5.289	12/09/22	851,735
GBP	300,000	Telefonica Emisiones SAU, EMTN	5.375	02/02/26	513,873
EUR	300,000	Telefonica Emisiones SAU, GMTN	3.987	01/23/23	377,251

					8,469,882

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

94

PowerShares International Corporate Bond Portfolio (PICB) (continued)

October 31, 2015

Foreign Currency(a)	Principal Amount		Interest Rate	Maturity Date	Value
		Corporate Bonds (continued)
		Sweden—2.2%
EUR	350,000	Nordea Bank AB, EMTN	4.500%	03/26/20	$440,448
EUR	500,000	Nordea Bank AB, EMTN	2.000	02/17/21	587,409
EUR	200,000	Nordea Bank AB, EMTN	3.250	07/05/22	253,372
SEK	1,000,000	SBAB Bank AB, EMTN	3.000	10/11/18	125,803
EUR	200,000	Skandinaviska Enskilda Banken AB, EMTN	2.000	02/19/21	233,996
EUR	200,000	Skandinaviska Enskilda Banken AB, GMTN	1.875	11/14/19	232,223
EUR	100,000	Svenska Handelsbanken AB, EMTN	2.250	08/27/20	118,641
EUR	400,000	Svenska Handelsbanken AB, EMTN	4.375	10/20/21	529,545
EUR	200,000	Svenska Handelsbanken AB, EMTN	2.625	08/23/22	243,234
SEK	2,000,000	TeliaSonera AB, EMTN	3.625	11/08/23	257,358
EUR	150,000	Vattenfall AB, EMTN	6.250	03/17/21	207,301
GBP	500,000	Vattenfall AB, EMTN	6.875	04/15/39	1,024,080

					4,253,410

		Switzerland—4.0%
EUR	200,000	ABB Finance BV, EMTN	2.625	03/26/19	236,948
EUR	500,000	Credit Suisse AG/London	1.375	01/31/22	563,353
EUR	250,000	Credit Suisse AG/London, EMTN	0.625	11/20/18	277,614
EUR	300,000	Credit Suisse AG/London, EMTN	4.750	08/05/19	382,365
EUR	800,000	Credit Suisse AG/London, EMTN	1.375	11/29/19	909,407
GBP	500,000	Credit Suisse Group Funding Guernsey Ltd.	3.000	05/27/22	760,972
EUR	400,000	Credit Suisse Group Funding Guernsey Ltd., EMTN	1.250	04/14/22	428,334
CHF	300,000	Credit Suisse Group Funding Guernsey Ltd., EMTN	1.000	04/14/23	305,033
GBP	500,000	Glencore Finance Europe SA, EMTN	6.500	02/27/19	731,431
EUR	200,000	Roche Finance Europe BV, EMTN	0.875	02/25/25	216,209
EUR	250,000	Roche Holdings, Inc., EMTN	6.500	03/04/21	362,597
CHF	700,000	Roche Kapitalmarkt AG	4.500	03/23/17	759,970
CHF	800,000	Swisscom AG	3.250	09/14/18	893,969
EUR	300,000	UBS AG/London, EMTN	1.125	06/30/20	338,022
EUR	300,000	UBS AG/London, EMTN	1.250	09/03/21	338,875

					7,505,099

		United Kingdom—23.2%
EUR	250,000	Abbey National Treasury Services PLC/U.K., EMTN	2.000	01/14/19	288,074
EUR	250,000	Abbey National Treasury Services PLC/U.K., EMTN	0.875	01/13/20	276,781
EUR	200,000	Abbey National Treasury Services PLC/U.K., EMTN	1.125	01/14/22	219,704
GBP	300,000	Abbey National Treasury Services PLC/U.K., EMTN	3.875	10/15/29	480,932
GBP	200,000	ABP Finance PLC, EMTN	6.250	12/14/26	379,593
GBP	200,000	Bank of Scotland PLC	9.375	05/15/21	390,589
EUR	900,000	Barclays, EMTN	6.000	01/14/21	1,193,232
EUR	300,000	Barclays, EMTN	2.125	02/24/21	353,139
EUR	700,000	Barclays, EMTN	2.250	06/10/24	817,765
GBP	1,000,000	Barclays Bank PLC, EMTN	10.000	05/21/21	1,984,564
GBP	250,000	BAT International Finance PLC, EMTN	7.250	03/12/24	500,998
GBP	500,000	BAT International Finance PLC, EMTN	4.000	09/04/26	823,057
GBP	100,000	BAT International Finance PLC, EMTN	6.000	11/24/34	198,556
GBP	500,000	BG Energy Capital PLC, EMTN	5.125	12/01/25	904,314
GBP	300,000	BG Energy Capital PLC, EMTN	5.000	11/04/36	541,944
EUR	500,000	BP Capital Markets PLC, EMTN	2.994	02/18/19	597,993
EUR	300,000	BP Capital Markets PLC, EMTN	2.177	09/28/21	352,083
EUR	250,000	BP Capital Markets PLC, EMTN	2.972	02/27/26	308,144
EUR	300,000	BP Capital Markets PLC, EMTN	1.573	02/16/27	320,141
GBP	250,000	British Telecommunications PLC	5.750	12/07/28	463,367
EUR	300,000	British Telecommunications PLC, EMTN	1.125	06/10/19	338,430
GBP	150,000	British Telecommunications PLC, EMTN	6.375	06/23/37	298,318
GBP	250,000	BUPA Finance PLC	5.000	04/25/23	394,155
GBP	500,000	Centrica PLC, EMTN	6.375	03/10/22	920,009
GBP	200,000	Centrica PLC, EMTN	4.375	03/13/29	326,107

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

95

PowerShares International Corporate Bond Portfolio (PICB) (continued)

October 31, 2015

Foreign Currency(a)	Principal Amount		Interest Rate	Maturity Date	Value
GBP	500,000	Centrica PLC, EMTN	4.250%	09/12/44	$748,136
GBP	250,000	Friends Life Holdings PLC	8.250	04/21/22	459,648
EUR	350,000	GlaxoSmithKline Capital PLC, EMTN	1.375	12/02/24	390,529
GBP	400,000	GlaxoSmithKline Capital PLC, EMTN	3.375	12/20/27	627,964
GBP	500,000	GlaxoSmithKline Capital PLC, EMTN	6.375	03/09/39	1,072,121
GBP	600,000	GlaxoSmithKline Capital PLC, EMTN	5.250	04/10/42	1,140,478
GBP	250,000	GlaxoSmithKline Capital PLC, EMTN	4.250	12/18/45	411,802
GBP	500,000	Heathrow Funding Ltd., EMTN	7.125	02/14/24	952,151
GBP	750,000	Heathrow Funding Ltd., EMTN	6.750	12/03/26	1,508,697
EUR	800,000	HSBC Bank PLC, EMTN	4.000	01/15/21	1,025,791
GBP	600,000	HSBC Bank PLC, EMTN	5.375	08/22/33	984,011
GBP	600,000	HSBC Holdings PLC	6.750	09/11/28	1,102,217
EUR	250,000	HSBC Holdings PLC, EMTN	6.000	06/10/19	323,360
GBP	1,000,000	HSBC Holdings PLC, EMTN	5.750	12/20/27	1,691,987
GBP	200,000	HSBC Holdings PLC, EMTN	6.000	03/29/40	346,054
GBP	450,000	Imperial Tobacco Finance PLC, EMTN	9.000	02/17/22	921,344
GBP	450,000	Imperial Tobacco Finance PLC, EMTN	5.500	09/28/26	803,321
EUR	100,000	Lloyds Bank PLC, EMTN	5.375	09/03/19	130,714
EUR	300,000	Lloyds Bank PLC, EMTN	6.500	03/24/20	401,378
GBP	300,000	Lloyds Bank PLC, EMTN	7.500	04/15/24	608,409
EUR	350,000	Lloyds Bank PLC, EMTN	1.250	01/13/25	380,062
GBP	1,224,000	Lloyds Bank PLC, EMTN	7.625	04/22/25	2,381,178
GBP	250,000	National Grid Electricity Transmission PLC, EMTN	4.000	06/08/27	419,314
EUR	200,000	Nationwide Building Society, EMTN	1.125	06/03/22	219,994
EUR	300,000	Nationwide Building Society, EMTN	1.250	03/03/25	322,541
GBP	250,000	Rio Tinto Finance PLC, EMTN	4.000	12/11/29	379,092
EUR	250,000	Royal Bank of Scotland PLC (The), EMTN	5.375	09/30/19	324,809
EUR	300,000	Royal Bank of Scotland PLC (The), EMTN	5.500	03/23/20	397,653
GBP	700,000	Royal Bank of Scotland PLC (The), EMTN	7.500	04/29/24	1,398,257
EUR	300,000	SABMiller Holdings, Inc., EMTN	1.875	01/20/20	344,930
GBP	400,000	Scottish Widows PLC	5.500	06/16/23	639,931
GBP	400,000	Scottish Widows PLC	7.000	06/16/43	695,035
GBP	100,000	Severn Trent Utilities Finance PLC, EMTN	3.625	01/16/26	159,877
EUR	500,000	Sky PLC, EMTN	1.500	09/15/21	558,152
GBP	300,000	Society of Lloyd’s	4.750	10/30/24	469,565
GBP	200,000	SSE PLC, EMTN	8.375	11/20/28	455,600
EUR	400,000	Standard Chartered PLC, EMTN	1.625	11/20/18	452,842
EUR	300,000	Standard Chartered PLC, EMTN	4.125	01/18/19	364,941
EUR	400,000	Standard Chartered PLC, EMTN	1.625	06/13/21	445,898
GBP	300,000	Standard Chartered PLC, EMTN	5.125	06/06/34	416,492
GBP	300,000	Standard Chartered PLC, EMTN	4.375	01/18/38	445,524
GBP	200,000	Thames Water Utilities Cayman Finance Ltd., EMTN	5.500	02/11/41	382,183
GBP	200,000	Thames Water Utilities Cayman Finance Ltd., Series 16, EMTN	4.000	06/19/25	331,030
GBP	350,000	Thames Water Utilities Finance Ltd., EMTN	5.125	09/28/37	632,697
GBP	300,000	THFC Funding No. 3 PLC, EMTN	5.200	10/11/43	553,501
EUR	300,000	Vodafone Group PLC, EMTN	4.650	01/20/22	396,847
GBP	300,000	Wellcome Trust Finance PLC	4.625	07/25/36	570,879

					43,860,925

		Total Corporate Bonds (Cost $202,591,403)			185,301,785

		Sovereign Debt Obligations—0.5%
		Japan—0.5%
JPY	30,000,000	Development Bank of Japan, Inc.	1.050	06/20/23	265,000
JPY	60,000,000	Development Bank of Japan, Inc.	2.300	03/19/26	594,392

		Total Sovereign Debt Obligations (Cost $1,063,547)			859,392

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

96

PowerShares International Corporate Bond Portfolio (PICB) (continued)

October 31, 2015

Number of Shares		Value
	Money Market Fund—0.0%
57,510	Invesco Premier Portfolio—Institutional Class, 0.12%(c) (Cost $57,510)	$57,510

	Total Investments (Cost $203,712,460)—98.3%	186,218,687
	Other assets less liabilities—1.7%	3,234,988

	Net Assets—100.0%	$189,453,675

Investment Abbreviations:

AUD—Australian Dollar

CAD—Canadian Dollar

CHF—Swiss Franc

DIP—Debt Issuance Program

DPNT—Deposit Note

EUR—Euro

EMTN—Euro Medium-Term Note

GBP—British Pound

GMTN—Global Medium-Term Note

JPY—Japanese Yen

MTN—Medium-Term Notes

NOK—Norwegian Krone

SEK—Swedish Krona

Notes to Schedule of Investments:

(a)	Foreign denominated security. Principal amount denominated in currency indicated.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2015 was $1,174,228, which represented 0.62% of the Fund’s Net Assets.
(c)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of October 31, 2015.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

97

Schedule of Investments

PowerShares LadderRite 0-5 Year Corporate Bond Portfolio (LDRI)

October 31, 2015

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds—97.6%
	Aerospace/Defense—1.6%
$100,000	Boeing Capital Corp.	2.125%	08/15/16	$100,951

	Auto Manufacturers—1.9%
100,000	Ford Motor Credit Co. LLC	8.125	01/15/20	119,883

	Banks—29.6%
120,000	Bank of America Corp., MTN	3.625	03/17/16	121,321
120,000	Bank of America Corp.	6.000	09/01/17	129,018
100,000	Bank of America Corp.	6.875	11/15/18	113,826
120,000	Bank of Montreal, MTN (Canada)	1.300	07/15/16	120,545
120,000	BB&T Corp.	5.200	12/23/15	120,770
100,000	BNP Paribas SA, MTN (France)	2.450	03/17/19	100,983
120,000	Capital One Financial Corp.	2.450	04/24/19	120,208
120,000	Citigroup, Inc.	1.300	11/15/16	120,282
120,000	Citigroup, Inc.	8.500	05/22/19	144,990
100,000	Credit Suisse AG/New York (Switzerland)	6.000	02/15/18	108,335
100,000	Deutsche Bank AG/London, Series 3FXD (Germany)	1.400	02/13/17	99,774
100,000	Goldman Sachs Group, Inc. (The), GMTN	5.375	03/15/20	111,760
120,000	JPMorgan Chase & Co.	6.300	04/23/19	136,488
100,000	Santander Holdings USA, Inc.	3.450	08/27/18	102,830
100,000	Toronto-Dominion Bank (The), Series BKNT, MTN (Canada)	2.125	07/02/19	100,380
100,000	Wells Fargo & Co.	5.125	09/15/16	103,605

				1,855,115

	Beverages—2.2%
120,000	Anheuser-Busch InBev Worldwide, Inc. (Belgium)	7.750	01/15/19	140,212

	Biotechnology—1.8%
100,000	Amgen, Inc.	5.700	02/01/19	111,071

	Chemicals—3.2%
100,000	Ecolab, Inc.	3.000	12/08/16	102,089
100,000	Sherwin-Williams Co. (The)	1.350	12/15/17	99,518

				201,607

	Diversified Financial Services—8.0%
120,000	Air Lease Corp.	5.625	04/01/17	125,816
100,000	American Express Credit Corp., MTN	1.125	06/05/17	99,698
105,000	General Electric Capital Corp.	1.000	12/11/15	105,072
60,000	Jefferies Group LLC	8.500	07/15/19	70,782
100,000	Synchrony Financial	2.700	02/03/20	98,707

				500,075

	Electric—3.9%
120,000	Entergy Texas, Inc.	7.125	02/01/19	137,803
100,000	Xcel Energy, Inc.	4.700	05/15/20	108,684

				246,487

	Food—2.1%
120,000	Mondelez International, Inc.	6.125	02/01/18	131,890

	Healthcare-Products—1.8%
100,000	Life Technologies Corp.	6.000	03/01/20	113,186

	Healthcare-Services—1.6%
100,000	Laboratory Corp. of America Holdings	2.200	08/23/17	101,042

	Insurance—1.6%
100,000	Berkshire Hathaway, Inc.	1.900	01/31/17	101,334

	Machinery-Diversified—1.7%
100,000	Deere & Co.	4.375	10/16/19	108,068

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

98

PowerShares LadderRite 0-5 Year Corporate Bond Portfolio (LDRI) (continued)

October 31, 2015

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds (continued)
	Media—8.2%
$100,000	CBS Corp.	5.750%	04/15/20	$112,879
120,000	Comcast Corp.	6.300	11/15/17	131,988
100,000	Comcast Corp.	5.700	07/01/19	113,399
100,000	Scripps Networks Interactive, Inc.	2.800	06/15/20	98,111
56,000	Viacom, Inc.	6.250	04/30/16	57,394

				513,771

	Mining—3.8%
120,000	Rio Tinto Finance USA Ltd. (United Kingdom)	1.875	11/02/15	120,000
120,000	Rio Tinto Finance USA PLC (United Kingdom)	1.375	06/17/16	120,217

				240,217

	Oil & Gas—5.3%
120,000	BP Capital Markets PLC (United Kingdom)	3.200	03/11/16	121,181
100,000	Occidental Petroleum Corp.	1.750	02/15/17	100,803
100,000	Petro-Canada (Canada)	6.050	05/15/18	109,526

				331,510

	Oil & Gas Services—2.8%
75,000	SESI LLC	6.375	05/01/19	74,438
100,000	Weatherford International Ltd./Bermuda	9.625	03/01/19	104,000

				178,438

	Pharmaceuticals—3.4%
100,000	AstraZeneca PLC (United Kingdom)	5.900	09/15/17	108,722
100,000	Johnson & Johnson	1.875	12/05/19	101,329

				210,051

	Pipelines—1.7%
100,000	Kinder Morgan Energy Partners LP	5.950	02/15/18	106,082

	REITs—1.7%
100,000	American Tower Corp.	4.500	01/15/18	105,038

	Retail—1.8%
100,000	Target Corp.	6.000	01/15/18	110,004

	Semiconductors—1.9%
120,000	Intel Corp.	1.950	10/01/16	121,522

	Telecommunications—6.0%
120,000	AT&T, Inc.	5.500	02/01/18	129,902
100,000	Cisco Systems, Inc.	4.450	01/15/20	109,903
120,000	Orange SA (France)	5.375	07/08/19	133,464

				373,269

	Total Corporate Bonds (Cost $6,127,720)			6,120,823

Number of Shares
	Money Market Fund—1.4%
84,916	Invesco Premier Portfolio—Institutional Class, 0.12%(a) (Cost $84,916)			84,916

	Total Investments (Cost $6,212,636)—99.0%			6,205,739
	Other assets less liabilities—1.0%			64,363

	Net Assets—100.0%			$6,270,102

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

99

PowerShares LadderRite 0-5 Year Corporate Bond Portfolio (LDRI) (continued)

October 31, 2015

Investment Abbreviations:

GMTN—Global Medium-Term Note

MTN—Medium-Term Notes

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of October 31, 2015.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

100

Schedule of Investments

PowerShares National AMT-Free Municipal Bond Portfolio (PZA)

October 31, 2015

Principal Amount		Interest Rate	Maturity Date	Value
	Municipal Bonds—97.2%
	Ad Valorem Property Tax—11.8%
$1,500,000	Beaumont Texas Independent School District School Building Ser. 09 AGC	5.000%	02/15/38	$1,561,710
150,000	Beaver County Pennsylvania Notes Ser. 09 AGM(a)	5.550	11/15/17	165,060
2,850,000	Beaver County Pennsylvania Notes Ser. 09 AGM	5.550	11/15/31	3,084,754
2,000,000	California State Various Purpose Ser. 05 NATL(a)	4.750	03/01/16	2,030,660
1,000,000	California State Various Purpose Ser. 05 NATL(a)	4.750	03/01/16	1,015,490
2,000,000	California State Various Purpose Ser. 09	5.500	11/01/39	2,313,040
4,380,000	California State Various Purpose Ser. 09	6.000	11/01/39	5,210,623
12,050,000	California State Various Purpose Ser. 10	5.500	03/01/40	13,895,940
600,000	Centinela Valley California Union High School District (Election 2010) Ser. 12B AGM	5.000	08/01/50	657,078
20,000,000	City of Jasper Alabama Ser. 14 BAM	5.000	03/01/44	22,060,600
3,340,000	City of New York Ser. 11A-1	5.000	08/01/32	3,868,655
2,500,000	City of Philadelphia Pennsylvania Ser. 09B AGC(a)	7.125	07/15/16	2,621,150
5,000,000	Corona-Norca California Unified School District (Election 2006) Ser. 09B AGC	5.375	02/01/34	5,543,950
500,000	Corona-Norco California Unified School District (Election 2006) Ser. 09C AGM	5.500	08/01/39	572,165
1,500,000	District of Columbia Ser. 08E BHAC	5.000	06/01/33	1,634,100
1,000,000	El Monte California Union High School District (Election 2008) Ser. 09A AGC	5.500	06/01/34	1,126,350
1,500,000	Honolulu City & County Hawaii Ser. 15A	5.000	10/01/39	1,732,035
2,000,000	Lackawanna County Pennsylvania Ser. 10B AGM	5.000	09/01/35	2,232,980
2,500,000	Los Angeles Unified School District (Election 2002) Ser. 07C AGM	5.000	07/01/32	2,658,250
500,000	Los Angeles Unified School District (Election 2004) Ser. 06G AMBAC(a)	5.000	07/01/16	516,030
4,000,000	Massachusetts State Ref. Ser. 15A	5.000	07/01/36	4,659,680
500,000	Puerto Rico Commonwealth Public Improvement Ref. Ser. 07A-4 AGM	5.000	07/01/31	491,335
9,150,000	Puerto Rico Commonwealth Public Improvement Ref. Ser. 12A AGM	5.000	07/01/35	8,598,347
890,000	Reading Pennsylvania School District (State Aid Withholding) Ser. 08 AGM	5.000	03/01/35	970,011
2,000,000	Riverside Community College District (Election 2004) Ser. 07C NATL(a)	5.000	08/01/17	2,158,180
2,500,000	San Jacinto Unified School District (Election 2006) Ser. 07 AGM(a)	5.250	08/01/17	2,708,625
2,000,000	State Center California Community College District (Election 2002) Ser. 07A AGM(a)	5.000	08/01/17	2,157,820
3,280,000	Texas State Ref. (Transportation Commission) Ser. 14A	5.000	10/01/44	3,737,626
2,500,000	Victor Valley California Union High School District (Election 2008) Ser. 09A AGC	5.000	08/01/34	2,774,825
2,535,000	Yosemite California Community College District (Election 2004) Ser. 08C AGM(a)	5.000	08/01/18	2,828,933

				105,586,002

	Auto Parking Revenue—0.5%
2,000,000	Miami Florida Special Obligation (Marlins Stadium Project) Ser. 10A AGM	5.250	07/01/35	2,167,400
2,500,000	Miami Florida Special Obligation (Marlins Stadium Project) Ser. 10A AGM	5.250	07/01/39	2,698,025

				4,865,425

	College Revenue—5.0%
4,510,000	California State University Rev. Systemwide Ser. 08A AGM	5.000	11/01/39	4,916,937
3,000,000	District of Columbia Rev. (Catholic University of America) Ser. 07 NATL	5.000	10/01/29	3,145,590
1,105,000	Georgia State Higher Education Facilities Auth. Rev. (USG Real Estate III) Ser. 10A AGC(a)	5.000	06/15/20	1,293,425
3,140,000	Georgia State Higher Education Facilities Auth. Rev. (USG Real Estate III) Ser. 10A AGC	5.000	06/15/38	3,519,186
1,000,000	Lafayette Louisiana Public Trust Financing Auth. Rev. Ragin’ Cajun Facilities (Housing & Parking Project) Ser. 10 AGM	5.500	10/01/41	1,138,280
2,000,000	Louisiana State Local Government Environmental Facilities & Community Development Auth. (LCTCS ACT 360 Project) Ser. 14	5.000	10/01/39	2,211,940
1,250,000	Massachusetts State Health & Educational Facilities Auth. Rev. (Massachusetts Institute of Technology) Ser. 09O(a)	6.000	07/01/18	1,421,850
3,060,000	New York State Dormitory Auth. Rev. Non State Supported Debt (Cornell University) Ser. 10A	5.000	07/01/35	3,491,460
3,500,000	New York State Dormitory Auth. Rev. Non State Supported Debt Ref. (New School) Ser. 15A	5.000	07/01/45	3,896,970
2,000,000	New York State Dormitory Auth. Rev. Non State Supported Debt Ref. (New York University) Ser. 15A	5.000	07/01/35	2,318,020
250,000	New York State Dormitory Auth. Rev. Non-Special Treatment Supported Debt (Fordham University) Ser. 08B AGC	5.000	07/01/38	272,638
3,000,000	New York State Dormitory Auth. Rev. Non-State Supported Debt Ref. (Icahn School medicine at Mount Sinai) Ser. 15A	5.000	07/01/35	3,326,040
3,235,000	New York State Dormitory Auth. Rev. Non-State Supported Debt Ref. (Icahn School medicine at Mount Sinai) Ser. 15A	5.000	07/01/40	3,569,952
3,000,000	North Carolina State Capital Facilities Financing Agency Rev. Ref. (Duke University) Ser. 15	5.000	10/01/55	3,388,740

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

101

PowerShares National AMT-Free Municipal Bond Portfolio (PZA) (continued)

October 31, 2015

Principal Amount		Interest Rate	Maturity Date	Value
	Municipal Bonds (continued)
	College Revenue (continued)
$6,100,000	Ohio State University Ser.14A	5.000%	12/01/39	$6,964,797

				44,875,825

	Electric Power Revenue—3.7%
3,500,000	Grand River Oklahoma Dam Auth. Rev. Ser. 14A	5.000	06/01/39	3,936,065
1,150,000	Guam Power Auth. Rev. Ser. 10A AGM	5.000	10/01/37	1,294,049
9,835,000	Guam Power Auth. Rev. Ser. 12A AGM	5.000	10/01/30	11,426,991
200,000	Kentucky State Municipal Power Agency Power System Rev. (Prairie State Project) Ser. 07A NATL(a)	5.000	09/01/17	215,690
700,000	Kentucky State Municipal Power Agency Power System Rev. (Prairie State Project) Ser. 07A NATL	5.000	09/01/37	739,347
2,500,000	Long Island New York Power Auth. Ref. Ser. 14A	5.000	09/01/39	2,784,800
500,000	Long Island Power Auth. New York Electric Systems Rev. General Ser. 08A BHAC	5.500	05/01/33	572,430
4,200,000	Long Island Power Auth. New York Electric Systems Rev. General Ser. 11A AGM	5.000	05/01/36	4,634,406
2,500,000	Los Angeles California Department of Water & Power Rev. Ref. Ser. 15A	5.000	07/01/35	2,887,275
500,000	Lower Colorado River Taxes Auth. Transmission Contract Ref. Ser. 15	5.000	05/15/40	556,100
2,050,000	Municipal Energy Agency of Nebraska Ref. Ser. 09A BHAC	5.375	04/01/39	2,296,513
1,000,000	Redding California Electric System Rev. COP Ser. 08A AGM	5.000	06/01/30	1,087,010
1,000,000	Snohomish County Washington Public Utility District #1 (Electric Rev. System) Ser. 15	5.000	12/01/40	1,132,960

				33,563,636

	Fuel Sales Tax Revenue—0.4%
3,250,000	Connecticut State Special Tax Obligation Rev. (Transportation Infrastructure) Ser. 14A	5.000	09/01/34	3,726,677

	General Fund—0.7%
500,000	California State Ref. Ser. 07 NATL	4.250	08/01/33	519,790
5,000,000	California State Various Purpose Ser. 09	6.000	04/01/38	5,825,450

				6,345,240

	Health, Hospital, Nursing Home Revenue—11.7%
2,500,000	Birmingham Alabama Special Care Facilities Financing Auth. Health Care Facilities Rev. (Children’s Hospital) Ser. 09 AGC(a)	6.000	06/01/19	2,932,775
650,000	Birmingham Alabama Special Care Facilities Financing Auth. Health Care Facilities Rev. (Children’s Hospital) Ser. 09 AGC(a)	6.000	06/01/19	762,522
500,000	California Health Facilities Financing Auth. Rev. (Childrens Hospital Los Angeles) Ser. 10A AGM	5.250	07/01/38	554,635
735,000	California Statewide Communities Development Auth. Rev. (Adventist Remarketed 05/23/08) Ser. 07B AGC	5.000	03/01/37	777,527
1,000,000	California Statewide Communities Development Auth. Rev. (Catholic Healthcare West) Ser. 07K AGC	5.500	07/01/41	1,057,320
5,000,000	Christian County Kentucky Hospital Rev. (Hospital-Jennie Stuart Medical Center) Ser. 06 AGC	5.500	02/01/36	5,357,100
2,500,000	Cobb County Georgia Kennestone Hospital Auth. Rev. Certificates Sub.-Ser. 05B AMBAC	5.500	04/01/37	2,813,025
10,085,000	Colorado Health Facilities Auth. Rev. (Catholic Health) Ser. 06C-1 AGM	5.100	10/01/41	10,620,715
300,000	Connecticut State Health & Educational Facility Auth. (Yale—New Haven Hospital) Ser. 06J-1 AMBAC(a)	5.000	07/01/16	309,390
1,570,000	District of Columbia Hospital Rev. (Children’s Hospital Obligation Group) Ser. 08 AGC(a)	5.250	07/15/18	1,746,499
3,000,000	Gwinnett County Georgia Hospital Auth. RAC (Gwinnett Hospital System) Ser. 07D AGM	5.500	07/01/41	3,314,670
2,000,000	Halifax Hospital Medical Center (Florida Hospital) Rev. Ser. 06B-1 AGM	5.500	06/01/38	2,160,280
4,400,000	Hamilton County Ohio Health Care Facilities Rev. (Christ Hospital Project) Ser. 12 AGM	5.000	06/01/42	4,743,508
3,800,000	Harris County Health Facilities Development Corp. Thermal Utility Rev. (TECO Project) Ser. 08 AGC	5.125	11/15/37	4,176,656
2,000,000	Hawaii State Department of Budget and Finance Special Purpose Rev. Ref. (Queens Health Systems) Ser. 15A	5.000	07/01/35	2,270,560
1,000,000	Illinois Finance Auth. Rev. (Carle Foundation) Ser. 11A AGM	6.000	08/15/41	1,176,960
1,000,000	Illinois Finance Auth. Rev. (Southern Illinois Healthcare) Ser. 05 AGM	5.250	03/01/30	1,110,140
1,700,000	Indiana Health & Educational Facilities Finance Auth. Rev. (St. Francis) Ref. Ser. 06E AGM	5.250	05/15/41	1,799,994
2,500,000	Iowa Finance Auth. Health Facilities Rev. (Remarketed) Ser. 08A AGC	5.625	08/15/37	2,818,800
6,000,000	Jefferson Parish Louisiana Hospital District No. 1 Hospital Rev. Ref. (West Jefferson Medical Center) Ser. 11A AGM(a)	6.000	01/01/21	7,353,120
1,960,000	Johnston North Carolina Memorial Hospital Auth. Ser. 08 AGM(a)	5.250	04/01/18	2,168,583
1,050,000	Lakeland Florida Hospital Systems Rev. (Lakeland Regional Health) Ser. 15	5.000	11/15/40	1,138,526
485,000	Maryland State Health & Higher Educational Facilities Auth. Rev. Ser. 06A NATL(a)	4.750	07/01/16	499,138
6,595,000	Medford Oregon Hospital Facilities Auth. Rev. Ref. (Asanthe Health System) Ser. 10 AGM	5.500	08/15/28	7,534,194
2,000,000	Medical Center Hospital Auth. Georgia RAC (Columbus Regional Healthcare) Ser. 10 AGM	5.000	08/01/41	2,152,440
1,200,000	Medical Center Hospital Auth. Georgia RAC (Columbus Regional Healthcare) Ser. 10 AGM	5.000	08/01/45	1,289,268

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

102

PowerShares National AMT-Free Municipal Bond Portfolio (PZA) (continued)

October 31, 2015

Principal Amount		Interest Rate	Maturity Date	Value
	Municipal Bonds (continued)
	Health, Hospital, Nursing Home Revenue (continued)
$10,000,000	New Jersey Health Care Facilities Financing Auth. Rev. (Virtua Health) Ser. 09 AGC	5.500%	07/01/38	$11,026,800
500,000	New Jersey Health Care Facilities Financing Auth. Rev. Ref. (Barnabas Health) Ser. 11A	5.625	07/01/37	571,580
2,500,000	New York State Dormitory Auth. Rev. Non State Supported Debt Ref. (NYU Hospitals Center) Ser. 15	5.000	07/01/34	2,797,050
1,000,000	Ohio State Higher Educational Facilities Community Rev. (Summa Health System 2010 Project) Ser. 10 AGM	5.250	11/15/35	1,110,100
2,500,000	Palm Beach County Florida Health Facilities Auth. Health Facilities Rev. (Bethesda Healthcare System, Inc. Project) Ser. 10A AGM	5.250	07/01/40	2,754,750
15,000	Roanoke Virginia Industrial Development Auth. Hospital Rev. (Carilion Health System-Remarketed) Ser. 05B AGM(a)	5.000	07/01/20	17,592
985,000	Roanoke Virginia Industrial Development Auth. Hospital Rev. Ref. (Carilion Health System-Remarketed) Ser. 05B AGM	5.000	07/01/38	1,074,684
1,000,000	South Carolina Jobs-Economic Development Auth. Hospital Rev. Ref. & Improvement (Anmed Health) Ser. 09B AGC	5.500	02/01/38	1,112,240
4,350,000	South Carolina Jobs-Economic Development Auth. Hospital Rev. Ref. (Palmetto Health) Ser. 11A AGM	6.500	08/01/39	5,204,601
1,000,000	South Fork Municipal Auth. Pennsylvania Hospital Rev. (Conemaugh Valley Memorial Hospital) Ser. 10B AGC(a)	5.375	07/01/20	1,187,780
450,000	University of California Regents Medical Center Pooled Rev. Ser. 07A NATL	4.750	05/15/31	455,949
2,050,000	Washington State Health Care Facilities Auth. Rev. (Multicare Health System Remarketed) Ser. 07B AGM	5.500	08/15/38	2,224,004
850,000	Washington State Health Care Facilities Auth. Rev. (Providence Health) Ser. 06E AGM	5.250	10/01/33	939,148
1,500,000	Wisconsin State Health & Educational Facilities Auth. Rev. Ref. (Prohealth Care Obligated Group) Ser. 15	5.000	08/15/39	1,650,450

				104,765,073

	Highway Tolls Revenue—9.6%
2,500,000	Bay Area California Auth. Toll Bridge Rev. Ser. 14S-6	5.000	10/01/54	2,756,550
7,500,000	Delaware River Port Auth. Pennsylvania & New Jersey Rev. Ser. 10D AGM	5.000	01/01/40	8,354,175
3,000,000	New York State Thruway Auth. Ref. Ser. 14	5.000	01/01/32	3,440,190
525,000	New York Triborough Bridge & Tunnel Rev. Ser. 15A	5.000	11/15/40	605,671
4,250,000	North Carolina Turnpike Auth. Triangle Expressway System Rev. Ser. 09A AGC	5.500	01/01/29	4,708,660
4,000,000	North Carolina Turnpike Auth. Triangle Expressway System Rev. Ser. 09A AGC	5.750	01/01/39	4,444,000
2,500,000	North Texas Tollway Auth. Rev. Ref. Ser. 15B	5.000	01/01/40	2,730,875
16,000,000	North Texas Tollway Auth. Rev. Ref. System (First Tier) Ser. 08K-1 AGC	5.750	01/01/38	17,932,800
15,000,000	Pennsylvania State Turnpike Commission Rev. Ser. 14B	5.250	12/01/39	16,804,350
8,000,000	Pennsylvania State Turnpike Commission Rev. Sub.-Ser. 08C AGC	6.250	06/01/38	8,924,800
3,000,000	Pennsylvania State Turnpike Commission Rev. Sub.-Ser. 11A	6.500	12/01/36	3,583,110
8,800,000	Pennsylvania State Turnpike Commission Rev. Sub.-Ser. 12B AGM	5.000	12/01/42	9,558,472
2,500,000	Texas State Transportation Commission Turnpike System Rev. Ref. Ser. 15C	5.000	08/15/42	2,697,075

				86,540,728

	Hotel Occupancy Tax—1.1%
3,950,000	Harris County Houston Texas Sports Auth. Rev. Ref. (Senior Lien) Ser. 14A	5.000	11/15/53	4,233,966
2,000,000	New York State Convention Center Development Corp. Rev. Ref. (Hotel Unit Fee Secured) Ser. 15	5.000	11/15/40	2,257,560
3,000,000	New York State Convention Center Development Corp. Rev. Ref. (Hotel Unit Fee Secured) Ser. 15	5.000	11/15/45	3,367,410

				9,858,936

	Income Tax Revenue—2.0%
2,000,000	New York City Transitional Finance Auth. Rev. Future Tax Secured Sub.-Ser.14A-1	5.000	08/01/35	2,291,740
4,500,000	New York State Dormitory Auth. Personal Income Tax Rev. Ser. 12B	5.000	03/15/42	5,000,625
1,905,000	New York State Dormitory Auth. State Personal Income Tax Rev. Ref. Ser. 14E	5.000	02/15/44	2,146,802
7,530,000	New York State Dormitory Auth. State Personal Income Tax Rev. Ref. Ser. 15A	5.000	03/15/35	8,695,945

				18,135,112

	Lease Revenue—3.2%
1,500,000	California State Public Works Board Lease Rev. Ser. 14B	5.000	10/01/39	1,700,565
500,000	Kern County California COP (Capital Improvements Projects) Ser. 09A AGC	5.750	08/01/35	562,910
7,000,000	Los Angeles California Municipal Improvement Corp. Lease Rev. (Real Property) Ser. 09B AGC	5.500	04/01/39	7,880,600
2,250,000	Los Angeles County California Public Works Financing Auth. Lease Rev. Ser. 15A	5.000	12/01/39	2,529,315
1,000,000	Los Angeles County California Public Works Financing Auth. Lease Rev. Ser. 15A	5.000	12/01/44	1,115,920
2,150,000	Miami-Dade County Florida School Board COP Ser. 08B AGC	5.000	05/01/33	2,321,312
500,000	Miami-Dade County Florida School Board COP Ser. 09A AGC	5.375	02/01/34	546,375

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

103

PowerShares National AMT-Free Municipal Bond Portfolio (PZA) (continued)

October 31, 2015

Principal Amount		Interest Rate	Maturity Date	Value
	Municipal Bonds (continued)
	Lease Revenue (continued)
$4,000,000	Richmond Joint Powers Financing Auth. Lease Rev. (Civic Center Project) Ser. 09 AGC	5.750%	08/01/29	$4,563,200
2,000,000	Sandy Spring Georgia Public Facilities Auth. Rev. (City Center Project) Ser. 15	5.000	05/01/41	2,315,100
5,000,000	State Public School Building Auth. Pennsylvania School Rev. (Harrisburg School District Project) Ser. 09A AGC	4.750	11/15/29	5,432,650

				28,967,947

	Local or GTD Housing—0.5%
1,250,000	New Hope Cultural Education Facilities Finance Corp. Texas Student Housing Rev. (A&M University Project) Ser. 14A AGM	5.000	04/01/46	1,336,613
2,440,000	New York State Dormitory Auth. Rev. Non State Supported Debt Ref. (North Shore Long Island Jewish Obligation Group) Ser. 15A	5.000	05/01/36	2,709,742

				4,046,355

	Lottery Revenue—0.9%
7,500,000	Arizona State Lottery Rev. Ser. 10A AGM	5.000	07/01/29	8,417,925

	Miscellaneous Revenue—4.7%
3,500,000	California State Various Purpose—Green Bonds Ser.14	5.000	10/01/37	4,008,795
5,000,000	California State Various Purpose Ser.14	5.000	10/01/39	5,701,750
2,500,000	Dallas Texas Civic Center Rev. Ref. & Improvement Ser. 09 AGC	5.250	08/15/34	2,786,150
2,025,000	Indianapolis Indiana Local Public Improvement Bond Bank (Pilot Infrastructure Project) Ser. 10F AGM	5.000	01/01/35	2,267,676
535,000	Indianapolis Indiana Local Public Improvement Bond Bank (Pilot Infrastructure Project) Ser. 10F AGM	5.000	01/01/40	592,218
1,000,000	Kentucky Economic Development Financial Auth. (Louisville Arena Project) Rev. Sub.-Ser. 08A-1 AGC	6.000	12/01/33	1,091,730
5,545,000	Kentucky Economic Development Financial Auth. (Louisville Arena Project) Rev. Sub.-Ser. 08A-1 AGC	6.000	12/01/38	6,039,004
1,500,000	Kentucky Economic Development Financial Auth. (Louisville Arena Project) Rev. Sub.-Ser. 08A-1 AGC	6.000	12/01/42	1,633,635
500,000	New York City Industrial Development Agency Rev. Queens Baseball Stadium (Pilot) Ser. 09 AGC	6.500	01/01/46	571,735
3,000,000	New York City Transitional Finance Auth. Building Aid Rev. (Fiscal 2015) Ser. 15S-1	5.000	07/15/40	3,375,360
1,000,000	Newark New Jersey Housing Auth. Housing Rev. (South Ward Police Facility) Ser. 09 AGC	6.750	12/01/38	1,176,520
11,535,000	Pittsburg Unified School District Financing Auth. Rev. (District Bond Program) Ser. 11 AGM	5.500	09/01/46	13,322,925

				42,567,498

	Nuclear Revenue—0.3%
2,000,000	South Carolina State Public Service Auth. Rev. Ref. Obligations Ser. 14C	5.000	12/01/39	2,199,020

	Port, Airport & Marina Revenue—4.3%
3,000,000	Birmingham Alabama Airport Auth. Airport Rev. Ser. 10 AGM	5.250	07/01/30	3,397,470
1,500,000	Birmingham Alabama Airport Auth. Airport Rev. Ser. 10 AGM	5.500	07/01/40	1,715,985
400,000	Chicago Illinois O’Hare International Airport Rev. (Ref-Third Indenture) Ser. 05A NATL	5.000	01/01/29	403,164
4,000,000	Chicago Illinois O’Hare International Airport Rev. Ref. Ser. 15B	5.000	01/01/33	4,476,960
1,250,000	Chicago Illinois O’Hare International Airport Rev. Ser. 15D	5.000	01/01/46	1,365,162
1,000,000	City of Cleveland Ohio Airport System Rev. Ref. Ser. 12A AGM	5.000	01/01/31	1,104,720
1,500,000	Manchester New Hampshire General Airport Rev. Ref. Remarketed Ser. 09A AGM	5.125	01/01/30	1,589,325
7,000,000	Miami-Dade County Florida Aviation Rev. Ser. 10B AGM	5.000	10/01/35	7,876,820
600,000	Philadelphia Pennsylvania Airport Rev. Ser. 10A AGM	5.000	06/15/35	669,396
6,000,000	Port Auth. of New York & New Jersey (Consolidated-One Hundred Eighty-Fourth Ref.) Ser. 14	5.000	09/01/39	6,810,480
3,500,000	Port Auth. of New York & New Jersey Ref. (Consolidated) Ser. 15-189	5.000	05/01/45	3,957,555
2,000,000	San Francisco California City & County Airports Commission (San Francisco International Airport) Ser. 14B	5.000	05/01/44	2,258,200
2,000,000	San Jose California Airport Rev. Ser. 07B AMBAC	5.000	03/01/37	2,084,360
500,000	Wayne County Michigan Airport Auth. Rev. Ser. 15D	5.000	12/01/40	546,360

				38,255,957

	Recreational Revenue—0.4%
3,000,000	New York City Industrial Development Agency Rev. Yankee Stadium (Pilot) Ser. 09 AGC	7.000	03/01/49	3,527,970

	Sales Tax Revenue—5.1%
5,240,000	Bi-State Development Agency of Missouri-Illinois Metropolitan District Mass Transit Sales Tax (MetroLink Cross County Extension) Ser. 09 AGC	5.000	10/01/35	5,806,182
1,500,000	Central Puget Sound Regional Transportation Auth. Sales & Use Tax Rev. Ser. 07A AGM(a)	5.000	11/01/17	1,631,235
170,000	Dallas Texas Area Rapid Transit Sales Tax Rev. (Senior Lien) Ser. 07 AMBAC	5.000	12/01/32	177,529

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

104

PowerShares National AMT-Free Municipal Bond Portfolio (PZA) (continued)

October 31, 2015

Principal Amount		Interest Rate	Maturity Date	Value
	Municipal Bonds (continued)
	Sales Tax Revenue (continued)
$230,000	Dallas Texas Area Rapid Transit Sales Tax Rev. Ref. (Senior Lien) Ser. 07 AMBAC(a)	5.000%	12/01/16	$241,592
1,815,000	Illinois Regional Transportation Auth. Ser. 00 NATL	6.500	07/01/30	2,404,331
300,000	Illinois Regional Transportation Auth. Ser. 06A NATL	4.500	07/01/35	305,229
3,000,000	Pittsburgh & Allegheny County Pennsylvania Sports & Exhibition Auth. Sales Ref. (Regional Asset District) Ser. 10 AGM	5.000	02/01/31	3,384,360
2,500,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Rev. (First Sub.-Ser.) 10A AGM	5.000	08/01/40	2,258,425
26,500,000	Sales Tax Asset Receivables Corp. Ref. (Fiscal 2015) Ser. 14A	4.000	10/15/32	28,872,280
1,000,000	Santa Clara Valley California Transportation Auth. Sales Tax Rev. (Ref-Measure A) Ser. 07A AMBAC(a)	5.000	04/01/17	1,065,640

				46,146,803

	Sewer Revenue—7.7%
24,375,000	Chicago Illinois Wastewater Transmission Rev. (Second Lien) Ser. 12 AGM	5.000	01/01/37	25,585,950
2,500,000	Chicago Illinois Wastewater Transmission Rev. Ser. 08A BHAC	5.500	01/01/38	2,678,725
2,000,000	Detroit Michigan Sewage Disposal Rev. (Second Lien-Remarketed) Ser. 06A BHAC	5.500	07/01/36	2,167,420
5,000,000	Detroit Michigan Water & Sewerage Department Sewerage Disposal System Rev. Ref. (Senior Lien-Remarketed) Ser. 12A AGM	5.000	07/01/39	5,393,050
11,285,000	District of Columbia Water & Sewer Auth. Public Utility Rev. Ser. 09A	5.500	10/01/39	12,563,591
500,000	Fresno California Sewer Rev. Ser. 08A AGC	5.000	09/01/37	547,720
5,000,000	Jefferson County Alabama Sewer Rev. (Senior Lien) Ser. 13A AGM	5.500	10/01/53	5,509,400
3,000,000	King County Washington Sewer Rev. Ser. 07 AGM(a)	5.000	07/01/17	3,222,300
1,000,000	Los Angeles California Wastewater System Rev. (Green Bonds) Ser. 15A	5.000	06/01/44	1,146,670
1,500,000	Los Angeles California Wastewater System Rev. (Green Bonds) Ser. 15C	5.000	06/01/45	1,718,670
6,500,000	Northeast Ohio Regional Sewer District Ref. Ser. 14	5.000	11/15/49	7,332,650
1,095,000	Sacramento County California Sanitation District Financing Auth. Rev. Ser.06 NATL	5.000	12/01/36	1,122,780

				68,988,926

	Special Assessment—0.5%
4,000,000	Sacramento California Area Flood Control Agency Consolidated Capital Assessment District Ser. 08 BHAC	5.625	10/01/37	4,421,440

	Student Loan Revenue—0.3%
2,345,000	Maine Educational Loan Auth. Student Loan Rev. Ser. 09A-3 Class A AGC	5.875	12/01/39	2,559,192

	Tax Increment Revenue—3.4%
17,000,000	Inland Valley California Development Successor Agency Tax Allocation Ref. Ser.14A AGM	5.000	09/01/44	18,661,580
1,000,000	Park Creek Metropolitan District Colorado Rev. (Senior Limited Property Tax) Ser. 11A AGM	6.125	12/01/41	1,176,010
3,930,000	Westminster California Redevelopment Agency Tax Allocation Rev. Sub. (Commercial Redevelopment Project No. 1) Ser. 09 AGC	6.250	11/01/39	4,599,947
5,000,000	Westminster California Redevelopment Agency Tax Allocation Rev. Sub. (Commercial Redevelopment Project No. 1) Ser. 09 AGC	5.750	11/01/45	5,741,650

				30,179,187

	Transit Revenue—6.2%
10,000,000	Metropolitan New York Transportation Auth. Rev. Sub.-Ser. 15A-1	5.000	11/15/45	11,156,200
6,500,000	Metropolitan Transportation Auth. New York Rev. Ser. 12E AGM	5.000	11/15/42	7,210,710
13,190,000	Metropolitan Transportation Auth. New York Rev. Ser.13A-1	5.000	11/15/40	14,694,715
5,000,000	Metropolitan Transportation Auth. Rev. Ref. Sub.-Ser. 15C-1	5.000	11/15/35	5,730,650
400,000	New Jersey State Transportation Trust Fund Auth. (Transit System) Ser. 07A AMBAC	5.000	12/15/32	415,916
15,000,000	New Jersey State Transportation Trust Fund Auth. (Transit System) Ser. 08A AGC	5.500	12/15/38	16,394,250

				55,602,441

	Water Revenue—13.2%
9,500,000	Atlanta Georgia Water & Wastewater Rev. Ser. 09-B AGM	5.250	11/01/34	10,660,520
1,000,000	Birmingham Alabama Waterworks & Sewer Board Rev. Ser. 09A AGC	5.250	01/01/39	1,104,170
2,160,000	Bucks County Pennsylvania Water & Sewer Auth. System Rev. Ser. 11 AGM	5.000	12/01/41	2,390,947
2,250,000	Chicago Illinois Waterworks Rev. Ref. (Second Lien) Ser. 08 AGM	5.250	11/01/33	2,355,435
200,000	City of Cape Coral Florida Water & Sewer Rev. Ref. Ser. 11 AGM	5.000	10/01/41	225,010
1,500,000	Detroit Water Supply System Rev. (Second Lien) Ref. Ser. 06C AGM	5.000	07/01/29	1,522,875
3,000,000	El Dorado California Irrigation District Rev. Ref. Ser. 14A AGM	5.000	03/01/34	3,392,250
3,500,000	El Dorado California Irrigation District Rev. Ref. Ser. 14A AGM	5.250	03/01/39	4,029,480

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

105

PowerShares National AMT-Free Municipal Bond Portfolio (PZA) (continued)

October 31, 2015

Principal Amount		Interest Rate	Maturity Date	Value
	Municipal Bonds (continued)
	Water Revenue (continued)
$1,500,000	Florida Municipal Loan Council Ser. 11D AGM	5.500%	10/01/41	$1,747,665
3,570,000	Houston Texas Utility System Rev. Ref. (Combined-First Lien) Ser. 09A AGC	6.000	11/15/35	4,173,901
6,535,000	Indianapolis Indiana Local Public Improvement (Waterworks Project) Ser. 09A AGC	5.500	01/01/38	7,390,955
8,000,000	Los Angeles California Department of Water & Power Rev. Ser. 12B	5.000	07/01/43	9,137,120
1,000,000	Miami-Dade County Florida Water & Sewer System Rev. Ser. 10 AGC	5.000	10/01/27	1,147,960
20,000,000	Miami-Dade County Florida Water & Sewer System Rev. Ser. 10 AGC	5.000	10/01/29	22,840,200
1,500,000	Miami-Dade County Florida Water & Sewer System Rev. Ser. 10 AGC	4.625	10/01/30	1,671,840
600,000	New York City Municipal Water Finance Auth. Rev. Ref. Ser. 14EE	5.000	06/15/36	684,462
9,640,000	New York City Municipal Water Finance Auth. Water & Sewer System Rev. (Second General Fiscal) Ser. 12BB	5.000	06/15/47	10,675,818
1,000,000	New York City Municipal Water Finance Auth. Water & Sewer System Rev. (Second General Resolution) Ser. 08DD	6.000	06/15/40	1,121,750
11,180,000	New York City Municipal Water Finance Auth. Water & Sewer System Rev. Ser. 14CC-1	5.000	06/15/47	12,529,314
5,000,000	North Fort Bend Texas Water Auth. (Water System) Rev. Ser. 09 AGC	5.250	12/15/34	5,635,250
2,500,000	North Fort Bend Texas Water Auth. (Water System) Rev. Ser. 11 AGM	5.000	12/15/36	2,746,950
2,000,000	North Sumter County Florida Utility Dependent District Utility Rev. Ser. 10 AGM	5.375	10/01/40	2,251,000
875,000	Philadelphia Pennsylvania Water & Wastewater Rev. Ser. 10C AGM	5.000	08/01/40	978,539
3,000,000	Port St. Lucie Florida Utility Rev. Ref. System Ser. 09 AGC	5.000	09/01/35	3,281,070
4,050,000	Puerto Rico Commonwealth Aqueduct & Sewer Auth. Rev. (Senior Lien) Ser. 08A AGC	5.125	07/01/47	3,690,765
1,000,000	San Jacinto Texas River Auth. Special Project Rev. (GRP Project) Ser. 11 AGM	5.000	10/01/37	1,104,000

				118,489,246

	Total Investments (Cost $825,958,961)(b)—97.2%			872,632,561
	Other assets less liabilities—2.8%			24,762,328

	Net Assets—100.0%			$897,394,889

Investment Abbreviations:

AGC—Assured Guaranty Corp.

AGM—Assured Guaranty Municipal Corp.

AMBAC—American Municipal Bond Assurance Corp.

Auth.—Authority

BAM—Build America Mutual

BHAC—Berkshire Hathaway Assurance Corp.

COP—Certificate of Participation

NATL—National Public Finance Guarantee Corp.

RAC—Revenue Anticipation Certificates

Ref.—Refunding Bonds

Rev.—Revenue

Ser.—Series

Sub.—Subordinated

Notes to Schedule of Investments:

(a)	Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.
(b)	The following table provides a listing of those entities that have either guaranteed, backed or otherwise enhanced the credit quality of more than 5% of the value of securities held in the portfolio, as of October 31, 2015. In instances where the entity has guaranteed, backed or otherwise enhanced the credit quality of a security, it is not primarily responsible for the borrower’s obligations but may be called upon to satisfy the borrower’s obligations.

Entities	Percentage of Total Investments
Assured Guaranty Municipal Corp.	32.5%
Assured Guaranty Corp.	24.3

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

106

Schedule of Investments

PowerShares New York AMT-Free Municipal Bond Portfolio (PZT)

October 31, 2015

Principal Amount		Interest Rate	Maturity Date	Value
	Municipal Bonds—98.7%
	Ad Valorem Property Tax—5.5%
$1,750,000	New York State Ref. (Fiscal 2015) Ser. 14A	5.000%	08/01/32	$2,014,688
790,000	Puerto Rico Commonwealth Public Improvement Ref. Ser. 07A-4 AGM	5.000	07/01/31	776,309

				2,790,997

	College Revenue—17.6%
1,500,000	New York State Dormitory Auth. Rev. (New York University) Ser. 01 AMBAC	5.500	07/01/40	1,960,275
2,500,000	New York State Dormitory Auth. Rev. (The New School) Ser. 10 AGM	5.500	07/01/43	2,868,350
1,000,000	New York State Dormitory Auth. Rev. Non State Supported Debt (Trustees of Columbia University) Ser. 15	5.000	10/01/45	1,328,560
500,000	New York State Dormitory Auth. Rev. Non-Special Treatment Supported Debt (Fordham University) Ser. 08B AGC	5.000	07/01/38	545,275
2,000,000	New York State Dormitory Auth. Rev. Non-State Supported Debt Ref. (Icahn School of Medicine at Mount Sinai) Ser. 15A	5.000	07/01/35	2,217,360

				8,919,820

	Electric Power Revenue—17.3%
1,000,000	Guam Power Auth. Rev. Ser. 12A AGM	5.000	10/01/30	1,161,870
5,000,000	Long Island Power Auth. New York Electric Systems Rev. General Ser. 08A BHAC	5.500	05/01/33	5,724,300
185,000	New York State Power Auth. Rev. Ser. 07A NATL	4.500	11/15/47	188,813
1,500,000	Utility Debt Securitization Auth. New York (Restructuring) Ser. 13TE	5.000	12/15/41	1,711,365

				8,786,348

	Health, Hospital, Nursing Home Revenue—5.5%
1,500,000	New York State Dormitory Auth. Rev. Non State Supported Debt Ref. (NYU Hospitals Center) Ser. 15	5.000	07/01/34	1,678,230
1,000,000	New York State Dormitory Auth. Rev. State Supported Debt (Mental Health Services Facilities) Ser. 08A AGM	5.000	02/15/38	1,094,150

				2,772,380

	Highway Tolls Revenue—1.3%
600,000	New York State Thruway Auth. General Rev. Ser. 07H NATL	5.000	01/01/37	645,180

	Hotel Occupancy Tax—4.2%
1,885,000	New York State Convention Center Development Corp. Rev. Ref. (Hotel Unit Fee Secured) Ser. 15	5.000	11/15/40	2,127,750

	Income Tax Revenue—7.0%
1,200,000	New York State Dormitory Auth. Personal Income Tax Rev. Ser. 12B	5.000	03/15/42	1,333,500
1,500,000	New York State Dormitory Auth. State Personal Income Tax Rev. Ref. Ser. 14E	5.000	02/15/44	1,690,395
500,000	New York State Urban Development Corp. Rev. (State Personal Income Tax) Ser. 07C NATL	4.500	03/15/37	531,650

				3,555,545

	Miscellaneous Revenue—11.2%
2,500,000	New York City Industrial Development Agency Rev. Queens Baseball Stadium (Pilot) Ser. 09 AGC	6.500	01/01/46	2,858,675
1,000,000	New York City Transitional Finance Auth. Building Aid Rev. (Fiscal 2007) Ser. 06S-1 NATL	5.000	07/15/36	1,045,720
1,000,000	New York City Transitional Finance Auth. Building Aid Rev. (Fiscal 2015) Ser. 15S-2	5.000	07/15/35	1,146,900
600,000	New York City Transitional Finance Auth. Building Aid Rev. Ser. 07S-2 NATL	4.250	01/15/34	619,404

				5,670,699

	Port, Airport & Marina Revenue—6.5%
1,000,000	Port Auth. of New York & New Jersey (Consolidated-One Hundred Forty-Eighth) Ser. 07 AGM(a)	5.000	08/15/17	1,078,990
1,000,000	Port Auth. of New York & New Jersey (Consolidated-One Hundred Forty-Eighth) Ser. 07 AGM(a)	5.000	08/15/17	1,078,990
1,000,000	Port Auth. of New York & New Jersey Ref. Ser. 15-194	5.250	10/15/55	1,142,440

				3,300,420

	Recreational Revenue—4.6%
2,000,000	New York City Industrial Development Agency Rev. Yankee Stadium (Pilot) Ser. 09 AGC	7.000	03/01/49	2,351,980

	Sales Tax Revenue—9.2%
1,000,000	New York State Dormitory Auth. Sales Tax Rev. (Supported Debt) Ser. 14A	5.000	03/15/34	1,157,130
1,435,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Rev. (First Sub.-Ser.) 10C AGM	5.125	08/01/42	1,315,866
2,000,000	Sales Tax Asset Receivables Corp. Ref. (Fiscal 2015) Ser. 14A	4.000	10/15/32	2,179,040

				4,652,036

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

107

PowerShares New York AMT-Free Municipal Bond Portfolio (PZT) (continued)

October 31, 2015

Principal Amount		Interest Rate	Maturity Date	Value
	Municipal Bonds (continued)
	Sewer Revenue—4.2%
$2,000,000	New York City Municipal Finance Auth. Water & Sewer System Rev. Ser. 07AA NATL	4.750%	06/15/33	$2,112,180

	Transit Revenue—4.6%
600,000	Metropolitan Transportation Auth. Rev. Ser. 07A NATL	4.750	11/15/37	636,348
1,500,000	Metropolitan Transportation Auth. Rev. Ser. 11A AGM	5.000	11/15/36	1,702,275

				2,338,623

	Total Investments (Cost $47,772,537)(b)—98.7%			50,023,958
	Other assets less liabilities—1.3%			668,541

	Net Assets—100.0%			$50,692,499

Investment Abbreviations:

AGC—Assured Guaranty Corp.

AGM—Assured Guaranty Municipal Corp.

AMBAC—American Municipal Bond Assurance Corp.

Auth.—Authority

BHAC—Berkshire Hathaway Assurance Corp.

NATL—National Public Finance Guarantee Corp.

Ref.—Refunding Bonds

Rev.—Revenue

Ser.—Series

Sub.—Subordinated

Notes to Schedule of Investments:

(a)	Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.
(b)	The following table provides a listing of those entities that have either guaranteed, backed or otherwise enhanced the credit quality of more than 5% of the value of securities held in the portfolio, as of October 31, 2015. In instances where the entity has guaranteed, backed or otherwise enhanced the credit quality of a security, it is not primarily responsible for the borrower’s obligations but may be called upon to satisfy the borrower’s obligations.

Entities	Percentage of Total Investments
Assured Guaranty Municipal Corp.	22.1%
National Public Finance Guarantee Corp.	11.6
Assured Guaranty Corp.	11.5
Berkshire Hathaway Assurance Corp.	11.4

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

108

Schedule of Investments(a)

PowerShares Preferred Portfolio (PGX)

October 31, 2015

Number of Shares		Value
	Preferred Stocks and Other Equity Interests—99.7%
	Banks—45.7%
670,263	BAC Capital Trust VIII, 6.00%	$17,353,109
482,253	Bank of America Corp., 6.20%, Series D(b)	12,379,434
1,614,602	Bank of America Corp., 6.38%, Series 3(b)	41,608,293
1,747,050	Bank of America Corp., 6.50%, Series Y(b)	45,982,356
763,579	Bank of America Corp., 6.63%, Series I(b)	19,921,776
1,248,311	Bank of America Corp., 6.63%, Series W	33,130,174
27,481	Bank of America Corp., 7.25%, Series L(b)	30,366,505
4,677,220	Barclays Bank PLC, 8.13%, Series 5 (United Kingdom)(b)	122,917,342
2,015,560	BB&T Corp., 5.63%, Series E	51,920,826
268,282	BB&T Corp., 5.85%(b)	7,031,671
1,096,128	Citigroup Capital XIII, 6.69%	27,841,651
1,795,961	Citigroup, Inc., 6.88%, Series K(b)	49,460,766
610,433	Citigroup, Inc., 6.88%, Series L(b)	16,353,500
146,411	City National Corp., 5.50%, Series C (Canada)(b)	3,619,280
92,550	City National Corp., 6.75%, Series D (Canada)(b)	2,688,577
141,628	Commerce Bancshares, Inc., 6.00%, Series B	3,737,563
1,796,774	Countrywide Capital V, 7.00%	46,141,156
132,639	Cullen/Frost Bankers, Inc., 5.38%(b)	3,365,051
409,389	Fifth Third Bancorp, 6.63%, Series I(b)	11,421,953
78,791	First Horizon National Corp., 6.20%, Series A	1,982,382
326,976	First Niagara Financial Group, Inc., 8.63%, Series B	9,004,919
175,264	First Republic Bank, 5.50%(b)	4,365,826
132,433	First Republic Bank, 5.70%, Series F	3,290,960
164,008	First Republic Bank, 6.20%, Series B	4,283,889
260,986	First Republic Bank, 6.70%, Series A	6,863,932
140,597	First Republic Bank, 7.00%(b)	3,852,358
74,757	FirstMerit Corp., 5.88%, Series A	1,880,886
134,955	Hancock Holding Co., 5.95%	3,314,495
3,458,594	HSBC Holdings PLC, 8.00%, Series 2 (United Kingdom)	89,923,444
3,165,442	HSBC Holdings PLC, 8.13% (United Kingdom)	83,725,941
78,632	ING Groep NV, 6.13% (Netherlands)	2,007,475
14,376	ING Groep NV, 6.20% (Netherlands)	367,451
302,219	ING Groep NV, 6.38% (Netherlands)	7,739,829
1,010,375	JPMorgan Chase & Co., 5.45%, Series P	25,006,781
698,965	JPMorgan Chase & Co., 5.50%, Series O(b)	17,257,446
1,117,528	JPMorgan Chase & Co., 6.10%, Series AA(b)	28,284,634
1,704,725	JPMorgan Chase & Co., 6.13%, Series Y(b)	43,214,779
1,222,167	JPMorgan Chase & Co., 6.15%, Series BB	30,810,830
606,557	JPMorgan Chase & Co., 6.30%, Series W(b)	15,800,810
689,317	JPMorgan Chase & Co., 6.70%, Series T(b)	18,611,559
1,598,489	PNC Financial Services Group, Inc. (The), 6.13%, Series P	44,517,919
610,593	RBS Capital Funding Trust VII, 6.08%, Series G (Netherlands)	15,203,766
463,346	Regions Financial Corp., 6.38%, Series A	12,046,996
432,402	Regions Financial Corp., 6.38%, Series B	11,450,005
1,355,201	Royal Bank of Scotland Group PLC, 5.75%, Series L (United Kingdom)	33,459,913

Number of Shares		Value
	Preferred Stocks and Other Equity Interests (continued)
	Banks (continued)
1,190,404	Royal Bank of Scotland Group PLC, 6.60%, Series S (United Kingdom)	$30,224,358
1,146,145	Royal Bank of Scotland Group PLC, 7.25%, Series T (United Kingdom)	29,203,775
105,736	Santander Finance Preferred SAU, 6.50% (Spain)	2,738,562
409,146	SunTrust Banks, Inc., 5.88%, Series E(b)	10,404,583
95,255	TCF Financial Corp., 6.45%, Series B	2,419,477
151,408	TCF Financial Corp., 7.50%(b)	4,088,016
224,400	Texas Capital Bancshares, Inc., 6.50%, Series A(b)	5,737,908
1,739,848	U.S. Bancorp, 6.00%, Series G	46,627,926
569,065	U.S. Bancorp, 6.50%, Series F	16,491,504
113,030	Valley National Bancorp, 6.25%, Series A(b)	2,964,777
100,149	Webster Financial Corp., 6.40%, Series E	2,553,799
462,596	Wells Fargo & Co., 5.13%, Series O(b)	11,523,266
457,898	Wells Fargo & Co., 5.20%(b)	11,474,924
1,268,715	Wells Fargo & Co., 5.85%	32,973,903
647,977	Wells Fargo & Co., 6.00%, Series T(b)	16,821,483
726,800	Wells Fargo & Co., 6.00%, Series V(b)(c)	18,795,048
539,330	Wells Fargo & Co., 6.63%	15,176,746
3,067,167	Wells Fargo & Co., 8.00%, Series J(b)	86,034,034
113,325	Wintrust Financial Corp., 6.50%, Series D	2,924,918
286,683	Zions Bancorp, 5.75%, Series H(b)	7,043,801
135,268	Zions Bancorp, 7.90%, Series F	3,591,365

		1,425,324,381

	Capital Markets—15.8%
242,286	Affiliated Managers Group, Inc., 6.38%	6,316,396
271,327	Apollo Investment Corp., 6.88%	6,894,419
520,380	Bank of New York Mellon Corp. (The), 5.20%(b)	13,368,562
83,396	BGC Partners, Inc., 8.13%(b)	2,265,869
434,390	Charles Schwab Corp. (The), 6.00%, Series B(b)	11,298,484
545,968	Charles Schwab Corp. (The), 6.00%, Series C	14,146,031
729,829	Deutsche Bank Contingent Capital Trust III, 7.60% (Germany)	19,515,627
2,822,572	Deutsche Bank Contingent Capital Trust V, 8.05% (Germany)(b)	77,169,119
1,124,952	Goldman Sachs Group, Inc. (The), 5.50%, Series J	28,000,055
777,374	Goldman Sachs Group, Inc. (The), 5.95%(b)	19,885,227
913,452	Goldman Sachs Group, Inc. (The), 6.13%	22,818,031
574,485	Goldman Sachs Group, Inc. (The), 6.20%, Series B(b)	14,701,071
730,787	Goldman Sachs Group, Inc. (The), 6.38%, Series K(b)	19,607,015
475,705	Goldman Sachs Group, Inc. (The), 6.50%(b)	12,653,753
380,517	KKR Financial Holdings LLC, 7.38%, Series A(b)	10,072,285
300,174	KKR Financial Holdings LLC, 8.38%	8,209,759
2,129,668	Morgan Stanley, 6.38%, Series I	55,158,401
1,078,433	Morgan Stanley, 6.63%, Series G	28,858,867
915,314	Morgan Stanley, 6.88%, Series F	24,759,244

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

109

PowerShares Preferred Portfolio (PGX) (continued)

October 31, 2015

Number of Shares		Value
	Preferred Stocks and Other Equity Interests (continued)
	Capital Markets (continued)
1,084,660	Morgan Stanley, 7.13%, Series E(b)	$30,207,781
361,645	Northern Trust Corp., 5.85%, Series C	9,500,414
309,534	Raymond James Financial, Inc., 6.90%(b)	8,335,751
89,836	Solar Capital Ltd., 6.75%	2,197,389
460,207	State Street Corp., 5.25%, Series C(b)	11,772,095
650,861	State Street Corp., 5.90%, Series D	17,325,920
688,542	State Street Corp., 6.00%	17,798,811

		492,836,376

	Chemicals—0.1%
40,568	E.I. du Pont de Nemours & Co., 4.50%, Series B	3,825,562

	Commercial Services & Supplies—0.7%
359,010	NuStar Logistics LP, 7.63%	9,197,836
81,614	Pitney Bowes, Inc., 5.25%	2,068,099
387,555	Pitney Bowes, Inc., 6.70%	10,475,612

		21,741,547

	Consumer Finance—4.4%
471,316	Ally Financial, Inc., 8.50%, Series A	12,112,821
803,869	Capital One Financial Corp., 6.00%, Series B(b)	20,603,162
386,741	Capital One Financial Corp., 6.20%, Series F(b)(c)	9,997,255
412,253	Capital One Financial Corp., 6.25%, Series C	10,677,353
424,275	Capital One Financial Corp., 6.70%, Series D(b)	11,544,523
507,456	Discover Financial Services, 6.50%, Series B	13,544,001
1,989,745	GMAC Capital Trust I, 8.13%, Series 2	51,395,113
332,604	Navient Corp., 6.00%(b)	6,203,064

		136,077,292

	Diversified Telecommunication Services—3.1%
924,225	Qwest Corp., 6.13%	22,994,718
358,157	Qwest Corp., 6.63%(b)(c)	8,986,159
381,273	Qwest Corp., 6.88%(b)	9,836,844
322,741	Qwest Corp., 7.00%	8,523,590
384,426	Qwest Corp., 7.00%(b)	10,041,207
561,073	Qwest Corp., 7.38%	14,481,294
421,657	Qwest Corp., 7.50%	11,047,413
450,297	Verizon Communications, Inc., 5.90%	11,977,900

		97,889,125

	Electric Utilities—5.3%
210,241	BGE Capital Trust II, 6.20%	5,407,399
454,201	Duke Energy Corp., 5.13%(b)	11,482,201
43,336	Entergy Arkansas, Inc., 4.90%(b)	1,085,133
287,145	Entergy Arkansas, Inc., 5.75%	7,250,411
231,982	Entergy Louisiana LLC, 5.25%	5,917,861
218,427	Entergy Mississippi, Inc., 6.00%	5,591,731
418,555	Entergy Texas, Inc., 5.63%	10,970,327
182,434	Interstate Power & Light Co., 5.10%, Series D(b)	4,697,675
703,572	NextEra Energy Capital Holdings, Inc., 5.00%	16,766,121

Number of Shares		Value
	Preferred Stocks and Other Equity Interests (continued)
	Electric Utilities (continued)
542,595	NextEra Energy Capital Holdings, Inc., 5.13%, Series I(b)	$13,266,448
261,865	NextEra Energy Capital Holdings, Inc., 5.63%, Series H	6,643,515
323,170	NextEra Energy Capital Holdings, Inc., 5.70%, Series G(b)	8,350,713
105,381	Pacific Gas & Electric Co., 6.00%, Series A(b)	3,081,340
399,485	PPL Capital Funding, Inc., 5.90%, Series B	10,122,950
859,919	SCE Trust I, 5.63%(b)	22,065,522
157,333	SCE Trust III, 5.75%(b)	4,381,724
243,959	SCE Trust IV, 5.38%, Series J(b)(c)	6,423,440
809,360	Southern Co. (The), 6.25%(c)	21,367,104

		164,871,615

	Industrial Conglomerates—1.6%
804,669	General Electric Capital Corp., 4.70%	20,438,593
628,593	General Electric Capital Corp., 4.88%(b)	16,110,838
530,803	General Electric Capital Corp., 4.88%	13,588,557

		50,137,988

	Insurance—11.0%
1,278,866	Aegon NV, 6.38% (Netherlands)	32,738,970
586,100	Aegon NV, 8.00% (Netherlands)	16,223,248
470,608	Aflac, Inc., 5.50%(b)	12,019,328
435,918	Allstate Corp. (The), 5.10%	11,216,170
291,199	Allstate Corp. (The), 5.63%(b)	7,568,262
220,316	Allstate Corp. (The), 6.25%, Series F	5,862,609
771,010	Allstate Corp. (The), 6.63%, Series E(b)	20,963,762
333,597	Allstate Corp. (The), 6.75%, Series C	9,093,854
268,310	American Financial Group, Inc., 6.25%(b)	7,188,025
260,462	American Financial Group, Inc., 6.38%	6,907,452
300,001	Arch Capital Group Ltd., 6.75%, Series C	8,058,027
115,403	Argo Group US, Inc., 6.50%	2,941,622
214,407	Aspen Insurance Holdings Ltd., 5.95% (Bermuda)	5,465,234
278,357	Aspen Insurance Holdings Ltd., 7.25% (Bermuda)	7,420,998
301,693	Assured Guaranty Municipal Holdings, Inc., 6.25%	7,741,442
367,309	Aviva PLC, 8.25% (United Kingdom)	9,921,016
186,569	Axis Capital Holdings Ltd., 5.50%, Series D	4,664,225
397,581	Axis Capital Holdings Ltd., 6.88%, Series C	10,750,590
147,181	Endurance Specialty Holdings Ltd., 7.50%, Series B	3,834,065
228,285	Endurance Specialty Holdings Ltd., 7.75%, Series A(b)	5,885,187
148,411	Hanover Insurance Group, Inc. (The), 6.35%	3,775,576
556,882	Hartford Financial Services Group, Inc. (The), 7.88%	17,151,966
137,303	Kemper Corp., 7.38%(b)	3,795,055
328,605	Maiden Holdings Ltd., 8.25%, Series A(b)	8,721,177
153,740	Maiden Holdings North America Ltd., 7.75%	4,169,429
380,382	PartnerRe Ltd., 5.88%, Series F (Bermuda)	9,969,812
330,256	PartnerRe Ltd., 7.25%, Series E (Bermuda)	9,438,716
456,244	Protective Life Corp., 6.25%(b)	11,898,844

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

110

PowerShares Preferred Portfolio (PGX) (continued)

October 31, 2015

Number of Shares		Value
	Preferred Stocks and Other Equity Interests (continued)
	Insurance (continued)
654,466	Prudential Financial, Inc., 5.70%(b)	$16,983,393
484,622	Prudential Financial, Inc., 5.75%(b)	12,590,480
476,595	Prudential PLC, 6.50% (United Kingdom)	12,644,065
377,702	Reinsurance Group of America, Inc., 6.20%	10,945,804
358,579	RenaissanceRe Holdings Ltd., 5.38%, Series E (Bermuda)	8,907,102
169,875	Selective Insurance Group, Inc., 5.88%	4,379,377
93,288	Torchmark Corp., 5.88%(b)	2,388,173
320,879	WR Berkley Corp., 5.63%(b)	7,996,305

		342,219,360

	Machinery—0.6%
688,185	Stanley Black & Decker, Inc., 5.75%(b)	17,954,747

	Media—0.2%
253,552	Comcast Corp., 5.00%(b)	6,683,631

	Multi-Utilities—0.7%
446,226	DTE Energy Co., 6.50%	11,967,781
348,775	Integrys Holding, Inc., 6.00%	8,998,395

		20,966,176

	Oil, Gas & Consumable Fuels—0.0%
80,095	Targa Resources Partners LP, 9.00%, Series A(b)	1,989,560

	Real Estate Investment Trusts—9.3%
122,669	Alexandria Real Estate Equities, Inc., 6.45%, Series E	3,148,913
136,542	Boston Properties, Inc., 5.25%(b)	3,515,956
313,862	DDR Corp., 6.50%, Series J(b)	8,198,075
269,432	Digital Realty Trust, Inc., 5.88%, Series G(b)	6,544,503
216,634	Digital Realty Trust, Inc., 6.35%, Series I(b)(c)	5,435,347
385,272	Digital Realty Trust, Inc., 6.63%, Series F	9,993,956
322,091	Digital Realty Trust, Inc., 7.38%, Series H(b)	8,841,398
109,493	EPR Properties, 6.63%, Series F(b)	2,778,932
398,040	Equity Commonwealth, 5.75%	9,413,646
256,480	Hospitality Properties Trust, 7.13%, Series D	6,758,248
73,465	Kilroy Realty Corp., 6.38%, Series H	1,826,340
65,896	Kilroy Realty Corp., 6.88%, Series G	1,692,209
789,100	Kimco Realty Corp., 6.00%, Series I	20,358,780
289,492	National Retail Properties, Inc., 5.70%, Series E	7,283,619
257,542	National Retail Properties, Inc., 6.63%, Series D(b)	6,814,561
173,403	PS Business Parks, Inc., 5.70%, Series V	4,263,980
367,638	PS Business Parks, Inc., 6.00%, Series T(b)	9,532,853
256,485	PS Business Parks, Inc., 6.45%, Series S	6,709,648
223,180	Public Storage, 5.20%, Series W(b)	5,514,778
252,809	Public Storage, 5.88%, Series A(b)	6,588,203
188,707	Public Storage, 6.00%, Series Z	4,961,107
506,503	Public Storage, 6.35%, Series R	13,128,558
260,266	Public Storage, 6.38%, Series Y	6,962,115
1,884,142	Public Storage, 6.50%, Series Q	48,215,194
363,558	Realty Income Corp., 6.63%, Series F(b)	9,645,194
213,737	Regency Centers Corp., 6.63%, Series 6	5,552,887
329,588	Senior Housing Properties Trust, 5.63%(b)	8,137,528

Number of Shares		Value
	Preferred Stocks and Other Equity Interests (continued)
	Real Estate Investment Trusts (continued)
216,876	SL Green Realty Corp., 6.50%, Series I	$5,686,489
237,468	Ventas Realty LP/Ventas Capital Corp., 5.45%(b)	6,278,654
138,812	Vornado Realty Trust, 5.40%, Series L(b)	3,330,100
376,015	Vornado Realty Trust, 5.70%, Series K(b)	9,592,143
484,916	Vornado Realty Trust, 6.63%, Series I	12,268,375
83,545	Vornado Realty Trust, 6.88%, Series J	2,163,815
300,098	Wells Fargo Real Estate Investment Corp., 6.38%, Series A	7,916,585
256,054	Welltower, Inc., 6.50%, Series J	6,798,234
152,515	WP Glimcher, Inc., 6.88%, Series I	3,890,658

		289,741,581

	Thrifts & Mortgage Finance—0.1%
122,633	Astoria Financial Corp., 6.50%, Series C	3,159,026

	Wireless Telecommunication Services—1.1%
266,356	Telephone & Data Systems, Inc., 5.88%(b)	6,578,993
499,524	Telephone & Data Systems, Inc., 6.63%(b)	12,677,919
322,807	United States Cellular Corp., 6.95%(b)	8,234,807
236,232	United States Cellular Corp., 7.25%	6,052,264

		33,543,983

	Total Preferred Stocks and Other Equity Interests (Cost $3,047,325,096)	3,108,961,950

	Money Market Fund—0.2%
5,676,767	Invesco Premier Portfolio—Institutional Class, 0.12%(d) (Cost $5,676,767)	5,676,767

	Total Investments (excluding investments purchased with cash collateral from securities on loan) (Cost $3,053,001,863)—99.9%	3,114,638,717

	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—3.8%
119,779,600	Invesco Liquid Assets Portfolio—Institutional Class, 0.16%(d)(e) (Cost $119,779,600)	119,779,600

	Total Investments (Cost $3,172,781,463)—103.7%	3,234,418,317
	Other assets less liabilities—(3.7)%	(117,326,919)

	Net Assets—100.0%	$3,117,091,398

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

111

PowerShares Preferred Portfolio (PGX) (continued)

October 31, 2015

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	All or a portion of this security was out on loan at October 31, 2015.
(c)	Non-income producing security.
(d)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of October 31, 2015.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

The Fund has holdings greater than 10% of net assets in the following country:

United Kingdom	13.2%

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

112

Schedule of Investments

PowerShares Variable Rate Preferred Portfolio (VRP)

October 31, 2015

Number of Shares		Value
	Preferred Stocks and Other Equity Interests(a)—57.2%
	Banks—31.5%
77,272	Bank of America Corp., 3.00%, Series H	$1,412,532
54,292	Bank of America Corp., 4.00%, Series 4	1,187,909
107,384	Bank of America Corp., 4.00%, Series 5	2,250,769
80,872	Bank of America Corp., 4.00%, Series E	1,753,305
552,283	Citigroup Capital XIII, 6.69%	14,027,988
367,565	Citigroup, Inc., 6.88%, Series K	10,122,740
236,963	Citigroup, Inc., 7.13%, Series J	6,533,070
24,904	City National Corp., 6.75%, Series D (Canada)	723,461
118,051	Fifth Third Bancorp, 6.63%, Series I	3,293,623
91,636	First Niagara Financial Group, Inc., 8.63%, Series B	2,523,655
28,825	FNB Corp., 7.25%	841,690
136,425	HSBC USA, Inc., 3.50%, Series F	2,990,436
98,473	HSBC USA, Inc., 4.00%, Series G	2,319,039
258,720	Merrill Lynch Capital Trust I, 6.45%, Series K	6,662,040
232,309	Merrill Lynch Capital Trust II, 6.45%	5,979,634
186,117	Merrill Lynch Capital Trust III, 7.38%	4,878,127
394,666	PNC Financial Services Group, Inc. (The), 6.13%, Series P	10,991,448
131,574	Regions Financial Corp., 6.38%, Series B	3,484,080
54,452	Santander Finance Preferred SAU, 4.00%, Series 6 (Spain)	1,263,286
44,785	SunTrust Banks, Inc., 4.00%	997,362
33,765	Synovus Financial Corp., 7.88%, Series C	944,407
241,720	U.S. Bancorp, 3.50%, Series B	5,296,085
267,011	U.S. Bancorp, 6.00%, Series G	7,155,895
275,137	U.S. Bancorp, 6.50%, Series F	7,973,470
29,464	Valley National Bancorp, 6.25%, Series A	772,841
421,330	Wells Fargo & Co., 5.85%	10,950,367
206,856	Wells Fargo & Co., 6.63%	5,820,928
31,773	Wintrust Financial Corp., 6.50%, Series D	820,061
44,624	Zions Bancorp, 6.30%, Series G	1,166,025

		125,136,273

	Capital Markets—11.8%
190,085	Goldman Sachs Group, Inc. (The), 3.75%, Series A	3,683,847
51,647	Goldman Sachs Group, Inc. (The), 4.00%, Series C	1,107,312
337,692	Goldman Sachs Group, Inc. (The), 4.00%, Series D	6,872,032
246,776	Goldman Sachs Group, Inc. (The), 5.50%, Series J	6,142,255
178,327	Goldman Sachs Group, Inc. (The), 6.38%, Series K	4,784,513
208,034	Morgan Stanley, 4.00%, Series A	4,171,082
182,415	Morgan Stanley, 6.38%, Series I	4,724,548
156,290	Morgan Stanley, 6.88%, Series F	4,227,644
159,386	Morgan Stanley, 7.13%, Series E	4,438,900
197,232	State Street Corp., 5.90%, Series D	5,250,316
79,344	UBS Preferred Funding Trust IV, 0.90%, Series D (Switzerland)	1,459,930

		46,862,379

	Commercial Services & Supplies—0.7%
106,131	NuStar Logistics LP, 7.63%	2,719,076

	Consumer Finance—4.5%
135,581	Ally Financial, Inc., 8.50%, Series A	3,484,432
556,663	GMAC Capital Trust I, 8.13%, Series 2	14,378,605

		17,863,037

	Electric Utilities—1.1%
72,336	SCE Trust III, 5.75%	2,014,558
83,492	SCE Trust IV, 5.38%, Series J(b)	2,198,344

		4,212,902

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

113

PowerShares Variable Rate Preferred Portfolio (VRP) (continued)

October 31, 2015

Number of Shares				Value
	Preferred Stocks and Other Equity Interests(a) (continued)
	Food Products—1.7%
129,785	CHS, Inc., 6.75%, Series 3			$3,499,004
110,234	CHS, Inc., 7.10%, Series 2			3,051,277

				6,550,281

	Insurance—4.9%
66,009	Aegon NV, 4.00%, Series 1 (Netherlands)			1,585,536
131,892	Allstate Corp. (The), 5.10%			3,393,581
71,211	Aspen Insurance Holdings Ltd., 5.95% (Bermuda)			1,815,168
34,565	Aspen Insurance Holdings Ltd., 7.40% (Bermuda)			882,790
158,147	Hartford Financial Services Group, Inc. (The), 7.88%			4,870,928
158,147	MetLife, Inc., 4.00%, Series A			3,861,950
105,491	Reinsurance Group of America, Inc., 6.20%			3,057,129

				19,467,082

	Multi-Utilities—0.6%
98,681	Integrys Holding, Inc., 6.00%			2,545,970

	Oil, Gas & Consumable Fuels—0.3%
46,916	Legacy Reserves LP, 8.00%, Series B			529,213
25,154	Targa Resources Partners LP, 9.00%, Series A			624,825

				1,154,038

	Real Estate Investment Trusts—0.1%
30,958	Resource Capital Corp., 8.63%			571,485

	Total Preferred Stocks and Other Equity Interests (Cost $227,030,077)			227,082,523

Principal Amount		Interest Rate	Maturity Date
	Corporate Bonds—42.0%
	Banks—12.2%
$3,045,000	BAC Capital Trust XIV, Series G	4.000%	09/29/49	2,321,812
10,820,000	Goldman Sachs Capital II	4.000	12/29/49	7,871,550
5,235,000	JPMorgan Chase Capital XXI, Series U(c)	1.279	02/02/37	4,063,669
4,120,000	JPMorgan Chase Capital XXIII(c)	1.321	05/15/47	3,100,300
3,050,000	Mellon Capital IV, Series 1	4.000	06/29/49	2,401,875
5,110,000	State Street Capital Trust IV(c)	1.337	06/15/37	4,151,875
6,335,000	UBS Preferred Funding Trust V, Series 1 (Switzerland)	6.243	05/29/49	6,461,700
3,960,000	USB Capital IX	3.500	10/29/49	3,247,200
15,122,000	Wachovia Capital Trust III	5.570	03/29/49	14,876,268

				48,496,249

	Diversified Financial Services—6.1%
4,785,000	American Express Co.	6.800	09/01/66	4,844,812
5,370,000	GE Capital Trust I	6.375	11/15/67	5,772,750
10,545,000	General Electric Capital Corp., GMTN	6.375	11/15/67	11,335,875
3,010,000	Goldman Sachs Capital III, Series APEX	4.000	09/29/49	2,189,775

				24,143,212

	Electric—2.2%
4,320,000	Dominion Resources, Inc.	5.750	10/01/54	4,487,249
2,030,000	NextEra Energy Capital Holdings, Inc.	6.350	10/01/66	1,609,390
3,126,000	WEC Energy Group, Inc.	6.250	05/15/67	2,618,025

				8,714,664

	Hand/Machine Tools—0.7%
2,475,000	Stanley Black & Decker, Inc.	5.750	12/15/53	2,660,625

	Insurance—16.3%
5,105,000	Allstate Corp. (The)	5.750	08/15/53	5,315,581
860,000	Assured Guaranty US Holdings, Inc., Series A	6.400	12/15/66	633,175

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

114

PowerShares Variable Rate Preferred Portfolio (VRP) (continued)

October 31, 2015

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds (continued)
	Insurance (continued)
$6,465,000	Chubb Corp. (The)	6.375%	03/29/67	$6,238,725
1,435,000	Everest Reinsurance Holdings, Inc.	6.600	05/15/37	1,347,106
3,625,000	Genworth Holdings, Inc.	6.150	11/15/66	1,631,250
3,200,000	Hartford Financial Services Group, Inc. (The)	8.125	06/15/38	3,576,000
4,595,000	Lincoln National Corp.	7.000	05/17/66	3,790,875
3,030,000	Lincoln National Corp.	6.050	04/20/67	2,530,050
2,575,000	Principal Financial Group, Inc.	4.700	05/15/55	2,538,610
3,789,000	Prudential Financial, Inc.	8.875	06/15/38	4,347,877
5,875,000	Prudential Financial, Inc.	5.875	09/15/42	6,256,875
9,250,000	Prudential Financial, Inc.	5.625	06/15/43	9,712,500
2,970,000	Prudential Financial, Inc.	5.200	03/15/44	2,966,288
5,995,000	Prudential Financial, Inc.	5.375	05/15/45	6,047,456
1,910,000	Reinsurance Group of America, Inc.	6.750	12/15/65	1,606,788
1,605,000	StanCorp Financial Group, Inc.	6.900	06/01/67	1,396,350
4,811,000	Voya Financial, Inc.	5.650	05/15/53	4,871,137

				64,806,643

	Pipelines—4.5%
3,370,000	Enterprise Products Operating LLC, Series A	8.375	08/01/66	3,319,450
4,502,000	Enterprise Products Operating LLC, Series B	7.034	01/15/68	4,777,748
6,320,000	TransCanada Pipelines Ltd. (Canada)	6.350	05/15/67	5,277,200
4,785,000	TransCanada Trust (Canada)	5.625	05/20/75	4,605,563

				17,979,961

	Total Corporate Bonds (Cost $173,213,804)			166,801,354

	Total Investments (Cost $400,243,881)—99.2%			393,883,877
	Other assets less liabilities—0.8%			3,181,521

	Net Assets—100.0%			$397,065,398

Investment Abbreviations:

GMTN—Global Medium-Term Note

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	Variable rate coupon. Stated interest rate was in effect at October 31, 2015.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

115

Schedule of Investments

PowerShares VRDO Tax-Free Weekly Portfolio (PVI)

October 31, 2015

Principal Amount		Interest Rate(a)	Maturity Date	Value
	Municipal Bonds(b)—99.1%
	College Revenue—8.0%
$1,900,000	Rhode Island State Health & Educational Building Corp. Rev. (Catholic School Pool Program) Ser. 05A (LOC—Citizens Bank of Rhode Island)(c)	0.030%	04/01/35	$1,900,000
4,600,000	WACO Texas Educational Finance Corp. Rev. Ref. (Baylor University) Ser. 08A (LOC—Bank of New York Mellon Trust)(c)	0.010	02/01/32	4,600,000

				6,500,000

	Electric Power Revenue—6.2%
5,005,000	Sevier County Tennessee Public Building Auth. (Local Government Improvement Program) Ser. 10V-D-1 (LOC—Bank of America N.A.)(c)	0.010	06/01/26	5,005,000

	Health, Hospital, Nursing Home Revenue—25.7%
4,500,000	ABAG Finance Auth. For Nonprofit Corporations (Sharp HealthCare) Ser. 09A (LOC—Bank of America N.A.)(c)	0.010	08/01/24	4,500,000
2,500,000	Charlotte-Mecklenburg Hospital Auth. North Carolina Health Care System Rev. Ref. (Carolina-Remarketed) Ser. 07-C	0.010	01/15/37	2,500,000
3,500,000	Cleveland-Cuyahoga County Ohio Port Auth. Var. (Carnegie/89th Garage Project) Ser. 07 (LOC—JPMorgan Chase Bank)(c)	0.010	01/01/37	3,500,000
4,800,000	Maryland State Health & Higher Educational Facilities Auth. Rev. (University of Maryland Medical Systems) Ser. 07A (LOC—Wells Fargo Bank N.A.)(c)	0.010	07/01/34	4,800,000
2,500,000	Missouri State Health & Educational Facilities Auth. (BJC health System) Ser. 08C	0.010	05/15/38	2,500,000
3,000,000	North Carolina Medical Care Commission Health Care Facilities (Pennybyrn at Maryfield) Ser. 05A	0.060	11/01/34	3,000,000

				20,800,000

	Highway Tolls Revenue—12.4%
3,825,000	Bay Area California Auth. Toll Bridge Rev. Ser. 07 (LOC—Sumitomo Mitsui Banking)(c)	0.010	04/01/47	3,825,000
1,800,000	Illinois State Toll Highway Auth. Rev. Ref. Ser. 98B AGM	0.250	01/01/16	1,800,000
1,400,000	Illinois State Toll Highway Auth. Rev. Ref. Ser. 98B AGM	0.250	01/01/17	1,400,000
3,000,000	Texas Transportation Commission Rev.(First Tier) Ser. 06B	0.230	04/01/26	3,000,000

				10,025,000

	Income Tax Revenue—4.9%
4,000,000	New York City Transitional Finance Auth. Rev. (Future Tax Secured) Sub.-Ser. 99-B3	0.010	11/01/28	4,000,000

	Industrial Revenue—1.9%
1,500,000	Mississippi Business Financing Corp. Rev. (DDR Gulfport Promenade LLC Project) Ser. 07 (LOC—Regions Bank)(c)	0.340	12/01/37	1,500,000

	Lease Revenue—5.4%
4,400,000	Orange County Florida School Board COP Ser. 08C (LOC—Bank of America N.A.)(c)	0.020	08/01/25	4,400,000

	Local or GTD Housing—4.3%
3,500,000	Indianapolis Indiana Multifamily Housing Rev. Var. (Capital Place-Convington) Ser. 08 FNMA	0.010	05/15/38	3,500,000

	Miscellaneous Revenue—5.8%
2,285,000	Clarksville Tennessee Public Building Auth. Rev. (Pooled Financing Tennessee Municipal Bond Fund) Ser. 99 (LOC—Bank of America N.A.)(c)	0.060	06/01/29	2,285,000
400,000	Montgomery County Tennessee Public Building Auth. Pooled Funding Government Obligation (Tennessee County Loan Pool) Ser. 95 (LOC—Bank of America N.A.)(c)	0.060	03/01/25	400,000
2,000,000	New York State Urban Development Corp. Rev. Ref. (CVS Contract) Ser. 08A-1 (LOC—Wells Fargo Bank N.A.)(c)	0.010	01/01/30	2,000,000

				4,685,000

	Miscellaneous Taxes—4.4%
3,600,000	Jacksonville Florida Transit Rev. Ser. 08A	0.010	10/01/32	3,600,000

	Multiple Utility Revenue—4.4%
3,560,000	Colorado Springs Colorado Utilities Rev. (Sub.-Lien Improvement) Ser. 06B	0.130	11/01/36	3,560,000

	Sales Tax Revenue—10.3%
4,330,000	Florida State Department of Environmental Protection Preservation Rev. (Everglades Restoration) Ser. 07A AGC	0.030	07/01/27	4,330,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

116

PowerShares VRDO Tax-Free Weekly Portfolio (PVI) (continued)

October 31, 2015

Principal Amount		Interest Rate(a)	Maturity Date	Value
	Municipal Bonds(b) (continued)
	Sales Tax Revenue (continued)
$4,000,000	New York State Local Government Assistance Corp. Various Sub. Lien (Remarketed 08/03/09) Ser. 03-8V	0.010%	04/01/19	$4,000,000

				8,330,000

	Water Revenue—5.4%
2,500,000	JEA Florida Water & Sewer System Rev. Ser. 08B	0.010	10/01/41	2,500,000
1,900,000	Metropolitan Water District Southern California Waterworks Rev. Ref. Ser. 08A-2	0.010	07/01/37	1,900,000

				4,400,000

	Total Investments (Cost $80,305,000)(d)—99.1%			80,305,000
	Other assets less liabilities—0.9%			704,988

	Net Assets—100.0%			$81,009,988

Investment Abbreviations:

AGC—Assured Guaranty Corp.

AGM—Assured Guaranty Municipal Corp.

Auth.—Authority

COP—Certificate of Participation

FNMA—Federal National Mortgage Association

LOC—Letter of Credit

Ref.—Refunding Bonds

Rev.—Revenue

Ser.—Series

Sub.—Subordinated

Var.—Variable

Notes to Schedule of Investments:

(a)	Variable rate coupon. Stated interest rate was in effect at October 31, 2015.
(b)	Demand Securities payable upon demand by the Fund for an amount equal to par value plus accrued interest at specified time intervals.
(c)	Principal and interest payments are fully enhanced by a letter of credit from the bank listed or a predecessor bank, branch or subsidiary.
(d)	The following table provides a listing of those entities that have either guaranteed, backed or otherwise enhanced the credit quality of more than 5% of the value of securities held in the portfolio, as of October 31, 2015. In instances where the entity has guaranteed, backed or otherwise enhanced the credit quality of a security, it is not primarily responsible for the borrower’s obligations but may be called upon to satisfy the borrower’s obligations.

Entities	Percentage of Total Investments
Assured Guaranty Corp.	5.4%

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

117

Statements of Assets and Liabilities

October 31, 2015

	PowerShares 1-30 Laddered Treasury Portfolio (PLW)	PowerShares Build America Bond Portfolio (BAB)	PowerShares California AMT-Free Municipal Bond Portfolio (PWZ)	PowerShares CEF Income Composite Portfolio (PCEF)
Assets:
Unaffiliated investments, at value(a)	$264,725,351	$656,517,282	$107,259,989	$621,870,433
Affiliated investments, at value	173,549	8,939,806	—	6,953,706

Total investments, at value	264,898,900	665,457,088	107,259,989	628,824,139
Cash	—	2,892,456	1,866,911	—
Cash segregated as collateral	—	—	—	—
Foreign currencies, at value	—	—	—	—
Receivables:
Investments sold	3,229,495	—	—	—
Dividends and interest	2,468,204	9,984,646	1,386,315	914,028
Shares sold	—	1,459,402	—	—
Securities lending	—	—	—	—
Foreign tax reclaims	—	—	—	—

Total Assets	270,596,599	679,793,592	110,513,215	629,738,167

Liabilities:
Due to custodian	—	—	—	792,337
Payables:
Shares repurchased	3,259,830	—	—	—
Investments purchased	—	2,795,684	1,118,650	—
Collateral upon return of securities loaned	—	—	—	—
Collateral upon receipt of securities in-kind	—	—	—	—
Accrued unitary management fees	58,369	157,817	25,840	262,315
Accrued expenses	—	—	—	—

Total Liabilities	3,318,199	2,953,501	1,144,490	1,054,652

Net Assets	$267,278,400	$676,840,091	$109,368,725	$628,683,515

Net Assets Consist of:
Shares of beneficial interest	$265,265,961	$637,551,707	$107,957,431	$688,249,862
Undistributed net investment income (loss)	—	—	—	—
Undistributed net realized gain (loss)	(964,171)	(17,375)	(1,839,460)	(16,949,995)
Net unrealized appreciation (depreciation)	2,976,610	39,305,759	3,250,754	(42,616,352)

Net Assets	$267,278,400	$676,840,091	$109,368,725	$628,683,515

Shares outstanding (unlimited amount authorized, $0.01 par value)	8,200,000	23,250,000	4,300,000	28,700,000
Net asset value	$32.59	$29.11	$25.43	$21.91

Market price	$32.60	$29.17	$25.50	$21.85

Unaffiliated investments, at cost	$261,748,741	$617,211,523	$104,009,235	$663,417,602

Affiliated investments, at cost	$173,549	$8,939,806	$—	$8,022,889

Total investments, at cost	$261,922,290	$626,151,329	$104,009,235	$671,440,491

Foreign currencies, at cost	$—	$—	$—	$—

(a) Includes securities on loan with an aggregate value of:	$—	$—	$—	$—

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

118

PowerShares Chinese Yuan Dim Sum Bond Portfolio (DSUM)	PowerShares Emerging Markets Sovereign Debt Portfolio (PCY)	PowerShares Fundamental Emerging Markets Local Debt Portfolio (PFEM)	PowerShares Fundamental High Yield® Corporate Bond Portfolio (PHB)	PowerShares Fundamental Investment Grade Corporate Bond Portfolio (PFIG)

$80,012,353	$2,605,155,485	$4,115,438	$657,386,054	$33,622,878
917,229	17,276,978	99,488	737,695	97,795

80,929,582	2,622,432,463	4,214,926	658,123,749	33,720,673
—	6,107,417	—	—	—
—	9,905,000	—	388,850	—
29,069	—	9,895	—	—

—	—	—	1,507,321	—
937,273	35,688,743	85,171	9,876,449	353,044
—	28,822,533	—	3,843,374	—
—	473	—	—	—
—	—	4,641	—	—

81,895,924	2,702,956,629	4,314,633	673,739,743	34,073,717

—	—	—	—	—

—	—	—	—	—
—	27,547,937	—	6,778,645	—
—	11,021,700	—	—	—
—	9,905,000	—	388,850	—
30,825	1,096,795	1,812	271,376	6,343
583	—	4,610	—	—

31,408	49,571,432	6,422	7,438,871	6,343

$81,864,516	$2,653,385,197	$4,308,211	$666,300,872	$34,067,374

$88,213,683	$2,815,793,456	$5,857,086	$696,113,580	$34,068,088
—	1,626,852	—	—	—
(3,126,217)	(88,681,467)	(261,960)	(13,263,220)	(21,055)
(3,222,950)	(75,353,644)	(1,286,915)	(16,549,488)	20,341

$81,864,516	$2,653,385,197	$4,308,211	$666,300,872	$34,067,374

3,400,000	94,500,000	250,001	36,500,000	1,350,000
$24.08	$28.08	$17.23	$18.25	$25.24

$23.97	$28.02	$17.20	$18.23	$25.27

$83,236,823	$2,680,509,129	$5,401,633	$673,935,542	$33,602,537

$917,229	$17,276,978	$99,488	$737,695	$97,795

$84,154,052	$2,697,786,107	$5,501,121	$674,673,237	$33,700,332

$29,022	$—	$10,268	$—	$—

$—	$10,768,039	$—	$—	$—

119

Statements of Assets and Liabilities (continued)

October 31, 2015

	PowerShares Global Short Term High Yield Bond Portfolio (PGHY)	PowerShares International Corporate Bond Portfolio (PICB)	PowerShares LadderRite 0-5 Year Corporate Bond Portfolio (LDRI)	PowerShares National AMT-Free Municipal Bond Portfolio (PZA)
Assets:
Unaffiliated investments, at value(a)	$25,990,221	$186,161,177	$6,120,823	$872,632,561
Affiliated investments, at value	862,975	57,510	84,916	—

Total investments, at value	26,853,196	186,218,687	6,205,739	872,632,561
Cash	—	—	102,401	16,943,577
Cash segregated as collateral	3,961,045	—	1,319,952	—
Foreign currencies, at value	—	153,510	—	—
Receivables:
Investments sold	5,653,575	193,845	—	—
Dividends and interest	614,964	3,074,401	65,361	11,392,177
Shares sold	—	—	—	—
Securities lending	—	—	—	—
Foreign tax reclaims	—	89,446	—	—

Total Assets	37,082,780	189,729,889	7,693,453	900,968,315

Liabilities:
Due to custodian	—	—	—	—
Payables:
Shares repurchased	5,871,728	—	—	—
Investments purchased	211,208	195,453	102,401	3,362,040
Collateral upon return of securities loaned	—	—	—	—
Collateral upon return of securities in-kind	3,961,045	—	1,319,952	—
Accrued unitary management fees	9,464	80,761	998	211,386

Total Liabilities	10,053,445	276,214	1,423,351	3,573,426

Net Assets	$27,029,335	$189,453,675	$6,270,102	$897,394,889

Net Assets Consist of:
Shares of beneficial interest	$28,728,641	$206,969,297	$6,268,870	$855,975,196
Undistributed net investment income	—	—	1,083	—
Undistributed net realized gain (loss)	(1,211,228)	(2,652)	7,046	(5,253,907)
Net unrealized appreciation (depreciation)	(488,078)	(17,512,970)	(6,897)	46,673,600

Net Assets	$27,029,335	$189,453,675	$6,270,102	$897,394,889

Shares outstanding (unlimited amount authorized, $0.01 par value)	1,150,000	7,300,000	250,000	35,750,000
Net asset value	$23.50	$25.95	$25.08	$25.10

Market price	$23.37	$25.89	$25.16	$25.15

Unaffiliated investments, at cost	$26,478,299	$203,654,950	$6,127,720	$825,958,961

Affiliated investments, at cost	$862,975	$57,510	$84,916	$—

Total investments, at cost	$27,341,274	$203,712,460	$6,212,636	$825,958,961

Foreign currencies, at cost	$—	$153,298	$—	$—

(a) Includes securities on loan with an aggregate value of:	$—	$—	$—	$—

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

120

PowerShares New York AMT-Free Municipal Bond Portfolio (PZT)	PowerShares Preferred Portfolio (PGX)	PowerShares Variable Rate Preferred Portfolio (VRP)	PowerShares VRDO Tax-Free Weekly Portfolio (PVI)

$50,023,958	$3,108,961,950	$393,883,877	$80,305,000
—	125,456,367	—	—

50,023,958	3,234,418,317	393,883,877	80,305,000
25,568	—	—	716,005
—	—	—	—
—	—	—	—

—	2,328,605	—	—
655,012	8,186,884	3,488,078	6,373
—	3,696,072	12,180,559	—
—	305,396	—	—
—	1,843	—	—

50,704,538	3,248,937,117	409,552,514	81,027,378

—	21,798	397,941	—

—	1,480,334	—	—
—	9,297,321	11,930,974	—
—	119,779,600	—	—
—	—	—	—
12,039	1,266,666	158,201	17,390

12,039	131,845,719	12,487,116	17,390

$50,692,499	$3,117,091,398	$397,065,398	$81,009,988

$49,649,554	$3,106,254,739	$403,586,544	$81,009,992
—	497,674	—	—
(1,208,476)	(51,297,869)	(161,142)	(4)
2,251,421	61,636,854	(6,360,004)	—

$50,692,499	$3,117,091,398	$397,065,398	$81,009,988

2,100,000	210,850,000	16,300,000	3,250,000
$24.14	$14.78	$24.36	$24.93

$24.05	$14.80	$24.40	$24.93

$47,772,537	$3,047,325,096	$400,243,881	$80,305,000

$—	$125,456,367	$—	$—

$47,772,537	$3,172,781,463	$400,243,881	$80,305,000

$—	$—	$—	$—

$—	$116,528,349	$—	$—

121

Statements of Operations

For the year ended October 31, 2015

	PowerShares 1-30 Laddered Treasury Portfolio (PLW)	PowerShares Build America Bond Portfolio (BAB)	PowerShares California AMT-Free Municipal Bond Portfolio (PWZ)	PowerShares CEF Income Composite Portfolio (PCEF)
Investment Income:
Unaffiliated interest income	$7,909,457	$35,261,817	$3,262,257	$—
Unaffiliated dividend income	—	—	—	45,769,178
Affiliated dividend income	232	4,975	—	566,426
Securities lending income	—	—	—	—
Foreign withholding tax	—	—	—	—

Total Income	7,909,689	35,266,792	3,262,257	46,335,604

Expenses:
Unitary management fees	826,019	2,027,421	260,334	3,260,841

Less: Waivers	(831)	(19,779)	—	(1,351)

Net Expenses	825,188	2,007,642	260,334	3,259,490

Net Investment Income	7,084,501	33,259,150	3,001,923	43,076,114

Realized and Unrealized Gain (Loss):
Net realized gain (loss) from:
Investment securities	(646,593)	267,153	45,523	(11,506,284)
In-kind redemptions	12,021,313	7,592,973	—	3,115,481
Distributions of underlying fund shares	—	—	—	612,389
Foreign currencies	—	—	—	—

Net realized gain (loss)	11,374,720	7,860,126	45,523	(7,778,414)

Change in net unrealized appreciation (depreciation) on:
Investment securities	(10,829,679)	(28,768,560)	(483,236)	(52,015,355)
Foreign currencies	—	—	—	—

Net change in unrealized appreciation (depreciation)	(10,829,679)	(28,768,560)	(483,236)	(52,015,355)

Net realized and unrealized gain (loss)	545,041	(20,908,434)	(437,713)	(59,793,769)

Net increase (decrease) in net assets resulting from operations	$7,629,542	$12,350,716	$2,564,210	$(16,717,655)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

122

PowerShares Chinese Yuan Dim Sum Bond Portfolio (DSUM)	PowerShares Emerging Markets Sovereign Debt Portfolio (PCY)	PowerShares Fundamental Emerging Markets Local Debt Portfolio (PFEM)	PowerShares Fundamental High Yield® Corporate Bond Portfolio (PHB)	PowerShares Fundamental Investment Grade Corporate Bond Portfolio (PFIG)

$4,265,411	$143,136,060	$248,147	$30,670,872	$883,966
—	—	—	—	—
955	7,662	41	2,343	101
—	474	—	—	—
—	—	(6,557)	—	(89)

4,266,366	143,144,196	241,631	30,673,215	883,978

532,676	12,450,040	22,600	3,169,756	72,921

(3,513)	(22,906)	(100)	(8,075)	(310)

529,163	12,427,134	22,500	3,161,681	72,611

3,737,203	130,717,062	219,131	27,511,534	811,367

(5,263,172)	(68,900,709)	(194,696)	(7,428,032)	(19,872)
—	10,294,047	—	(5,117,708)	(27,923)
—	—	—	—	—
(183,306)	—	(13,862)	—	—

(5,446,478)	(58,606,662)	(208,558)	(12,545,740)	(47,795)

(1,934,979)	(27,719,771)	(576,714)	(21,537,524)	(214,829)
(8,634)	—	10,276	—	—

(1,943,613)	(27,719,771)	(566,438)	(21,537,524)	(214,829)

(7,390,091)	(86,326,433)	(774,996)	(34,083,264)	(262,624)

$(3,652,888)	$44,390,629	$(555,865)	$(6,571,730)	$548,743

123

Statements of Operations (continued)

For the year ended October 31, 2015

	PowerShares Global Short Term High Yield Bond Portfolio (PGHY)	PowerShares International Corporate Bond Portfolio (PICB)	PowerShares LadderRite 0-5 Year Corporate Bond Portfolio (LDRI)	PowerShares National AMT-Free Municipal Bond Portfolio (PZA)
Investment Income:
Unaffiliated interest income	$1,556,713	$6,186,422	$92,314	$33,233,154
Unaffiliated dividend income	—	—	—	—
Affiliated dividend income	373	278	46	—
Securities lending income	—	—	—	—
Foreign withholding tax	—	—	—	—

Total Income	1,557,086	6,186,700	92,360	33,233,154

Expenses:
Unitary management fees	114,195	1,107,037	13,732	2,370,789

Less: Waivers	(1,181)	(933)	(142)	—

Net Expenses	113,014	1,106,104	13,590	2,370,789

Net Investment Income (Loss)	1,444,072	5,080,596	78,770	30,862,365

Realized and Unrealized Gain (Loss):
Net realized gain (loss) from:
Investment securities	(825,078)	(4,422,001)	7,033	327,140
In-kind redemptions	(351,484)	(2,115,868)	(3,657)	—
Foreign currencies	—	(421,574)	—	—

Net realized gain (loss)	(1,176,562)	(6,959,443)	3,376	327,140

Change in net unrealized appreciation (depreciation) on:
Investment securities	173,994	(17,709,693)	8,611	(4,528,122)
Foreign currencies	—	268,633	—	—

Net change in unrealized appreciation (depreciation)	173,994	(17,441,060)	8,611	(4,528,122)

Net realized and unrealized gain (loss)	(1,002,568)	(24,400,503)	11,987	(4,200,982)

Net increase (decrease) in net assets resulting from operations	$441,504	$(19,319,907)	$90,757	$26,661,383

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

124

PowerShares New York AMT-Free Municipal Bond Portfolio (PZT)	PowerShares Preferred Portfolio (PGX)	PowerShares Variable Rate Preferred Portfolio (VRP)	PowerShares VRDO Tax-Free Weekly Portfolio (PVI)

$1,802,771	$—	$3,982,839	$96,106
—	170,839,498	7,437,459	—
—	6,681	491	—
—	3,676,992	—	—
—	(6,142)	—	—

1,802,771	174,517,029	11,420,789	96,106

136,542	13,519,520	1,060,980	237,010

—	(18,568)	(1,475)	—

136,542	13,500,952	1,059,505	237,010

1,666,229	161,016,077	10,361,284	(140,904)

45,177	134,375	(113,143)	—
—	16,640,173	—	—
—	—	—	—

45,177	16,774,548	(113,143)	—

(447,025)	19,492,438	(5,677,831)	—
—	—	—	—

(447,025)	19,492,438	(5,677,831)	—

(401,848)	36,266,986	(5,790,974)	—

$1,264,381	$197,283,063	$4,570,310	$(140,904)

125

Statements of Changes in Net Assets

For the years ended October 31, 2015 and 2014

	PowerShares 1-30 Laddered Treasury Portfolio (PLW)		PowerShares Build America Bond Portfolio (BAB)
	2015	2014	2015	2014
Operations:
Net investment income	$7,084,501	$5,475,820	$33,259,150	$31,824,441
Net realized gain (loss)	11,374,720	1,117,394	7,860,126	2,581,255
Net change in unrealized appreciation (depreciation)	(10,829,679)	12,982,028	(28,768,560)	38,020,995

Net increase (decrease) in net assets resulting from operations	7,629,542	19,575,242	12,350,716	72,426,691

Distributions to Shareholders from:
Net investment income	(7,109,980)	(5,501,530)	(33,376,382)	(31,930,447)
Net realized gains	—	—	—	—
Return of capital	—	—	—	—

Total distributions to shareholders	(7,109,980)	(5,501,530)	(33,376,382)	(31,930,447)

Shareholder Transactions:
Proceeds from shares sold	155,013,994	136,734,300	124,194,303	54,008,366
Value of shares repurchased	(167,890,135)	(21,713,318)	(122,670,963)	(82,991,678)
Transaction fees	—	—	1,186,257	—

Net increase (decrease) in net assets resulting from shares transactions	(12,876,141)	115,020,982	2,709,597	(28,983,312)

Increase (Decrease) in Net Assets	(12,356,579)	129,094,694	(18,316,069)	11,512,932

Net Assets:
Beginning of year	279,634,979	150,540,285	695,156,160	683,643,228

End of year	$267,278,400	$279,634,979	$676,840,091	$695,156,160

Undistributed net investment income at end of year	$—	$—	$—	$—

Changes in Shares Outstanding:
Shares sold	4,650,000	4,500,000	4,100,000	1,850,000
Shares repurchased	(5,200,000)	(700,000)	(4,200,000)	(3,000,000)
Shares outstanding, beginning of year	8,750,000	4,950,000	23,350,000	24,500,000

Shares outstanding, end of year	8,200,000	8,750,000	23,250,000	23,350,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

126

PowerShares California AMT-Free Municipal Bond Portfolio (PWZ)		PowerShares CEF Income Composite Portfolio (PCEF)		PowerShares Chinese Yuan Dim Sum Bond Portfolio (DSUM)		PowerShares Emerging Markets Sovereign Debt Portfolio (PCY)
2015	2014	2015	2014	2015	2014	2015	2014

$3,001,923	$2,135,862	$43,076,114	$30,568,759	$3,737,203	$5,643,411	$130,717,062	$92,104,952
45,523	(1,432,271)	(7,778,414)	6,390,759	(5,446,478)	(1,228,076)	(58,606,662)	(5,443,258)
(483,236)	5,388,476	(52,015,355)	3,972,215	(1,943,613)	(2,475,949)	(27,719,771)	76,198,921

2,564,210	6,092,067	(16,717,655)	40,931,733	(3,652,888)	1,939,386	44,390,629	162,860,615

(3,001,923)	(2,135,862)	(42,122,623)	(38,959,577)	(828,895)	(4,855,352)	(129,090,210)	(92,433,582)
–	–	–	(3,892,854)	–	–	–	–
(15,761)	(35,235)	(13,115,497)	–	(2,916,799)	(741,356)	–	–

(3,017,684)	(2,171,097)	(55,238,120)	(42,852,431)	(3,745,694)	(5,596,708)	(129,090,210)	(92,433,582)

43,454,421	13,884,817	130,818,754	189,348,329	27,137,797	120,165,147	737,031,529	728,508,351
–	(12,878,472)	(50,091,984)	(37,303,822)	(104,986,441)	(58,155,138)	(428,358,201)	(377,799,613)
198,343	133,816	–	–	660,621	885,311	–	–

43,652,764	1,140,161	80,726,770	152,044,507	(77,188,023)	62,895,320	308,673,328	350,708,738

43,199,290	5,061,131	8,770,995	150,123,809	(84,586,605)	59,237,998	223,973,747	421,135,771

66,169,435	61,108,304	619,912,520	469,788,711	166,451,121	107,213,123	2,429,411,450	2,008,275,679

$109,368,725	$66,169,435	$628,683,515	$619,912,520	$81,864,516	$166,451,121	$2,653,385,197	$2,429,411,450

$–	$–	$–	$–	$–	$–	$1,626,852	$–

1,700,000	550,000	5,500,000	7,650,000	1,100,000	4,750,000	26,100,000	25,400,000
–	(550,000)	(2,200,000)	(1,500,000)	(4,350,000)	(2,350,001)	(15,300,000)	(13,600,000)
2,600,000	2,600,000	25,400,000	19,250,000	6,650,000	4,250,001	83,700,000	71,900,000

4,300,000	2,600,000	28,700,000	25,400,000	3,400,000	6,650,000	94,500,000	83,700,000

127

Statements of Changes in Net Assets (continued)

For the years ended October 31, 2015 and 2014

	PowerShares Fundamental Emerging Markets Local Debt Portfolio (PFEM)		PowerShares Fundamental High Yield® Corporate Bond Portfolio (PHB)
	2015	2014	2015	2014
Operations:
Net investment income	$219,131	$204,135	$27,511,534	$27,513,065
Net realized gain (loss)	(208,558)	(213,490)	(12,545,740)	8,004,371
Net change in unrealized appreciation (depreciation)	(566,438)	(234,708)	(21,537,524)	(9,108,988)

Net increase (decrease) in net assets resulting from operations	(555,865)	(244,063)	(6,571,730)	26,408,448

Distributions to Shareholders from:
Net investment income	(46,280)	(39,619)	(27,639,812)	(27,591,578)
Net realized gains	—	—	—	—
Return of capital	(169,710)	(169,384)	—	—

Total distributions to shareholders	(215,990)	(209,003)	(27,639,812)	(27,591,578)

Shareholder Transactions:
Proceeds from shares sold	943,826	1,097,710	375,117,838	190,167,360
Value of shares repurchased	—	(1,042,935)	(240,375,664)	(244,643,297)
Transaction fees	4,719	6,300	—	—

Net increase (decrease) in net assets resulting from shares transactions	948,545	61,075	134,742,174	(54,475,937)

Increase (Decrease) in Net Assets	176,690	(391,991)	100,530,632	(55,659,067)

Net Assets:
Beginning of year	4,131,521	4,523,512	565,770,240	621,429,307

End of year	$4,308,211	$4,131,521	$666,300,872	$565,770,240

Undistributed net investment income (loss) at end of year	$—	$—	$—	$—

Changes in Shares Outstanding:
Shares sold	50,000	50,000	20,000,000	9,800,000
Shares repurchased	—	(50,000)	(12,900,000)	(12,700,000)
Shares outstanding, beginning of year	200,001	200,001	29,400,000	32,300,000

Shares outstanding, end of year	250,001	200,001	36,500,000	29,400,000

(a)	For the period September 8, 2014 (commencement of investment operations) through October 31, 2014.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

128

PowerShares Fundamental Investment Grade Corporate Bond Portfolio (PFIG)		PowerShares Global Short Term High Yield Bond Portfolio (PGHY)		PowerShares International Corporate Bond Portfolio (PICB)		PowerShares LadderRite 0-5 Year Corporate Bond Portfolio (LDRI)
2015	2014	2015	2014	2015	2014	2015	2014(a)

$811,367	$701,644	$1,444,072	$1,254,836	$5,080,596	$5,532,065	$78,770	$7,364
(47,795)	(27,452)	(1,176,562)	(371,251)	(6,959,443)	733,390	3,376	13
(214,829)	330,371	173,994	(734,495)	(17,441,060)	(7,938,243)	8,611	(15,508)

548,743	1,004,563	441,504	149,090	(19,319,907)	(1,672,788)	90,757	(8,131)

(828,174)	(687,625)	(1,444,072)	(1,262,978)	(236,037)	(5,340,605)	(78,801)	(6,250)
—	(18,158)	—	—	—	(191,895)	—	—
—	—	(7,319)	(51,367)	(4,826,517)	—	—	—

(828,174)	(705,783)	(1,451,391)	(1,314,345)	(5,062,554)	(5,532,500)	(78,801)	(6,250)

5,067,646	5,082,256	4,729,721	23,651,095	8,422,218	136,165,187	3,755,338	6,270,863
(1,259,216)	(8,767,232)	(14,079,177)	(25)	(57,832,047)	(22,226,207)	(3,753,674)	—
—	—	—	—	13,338	162,657	—	—

3,808,430	(3,684,976)	(9,349,456)	23,651,070	(49,396,491)	114,101,637	1,664	6,270,863

3,528,999	(3,386,196)	(10,359,343)	22,485,815	(73,778,952)	106,896,349	13,620	6,256,482

30,538,375	33,924,571	37,388,678	14,902,863	263,232,627	156,336,278	6,256,482	—

$34,067,374	$30,538,375	$27,029,335	$37,388,678	$189,453,675	$263,232,627	$6,270,102	$6,256,482

$—	$14,007	$—	$—	$—	$(984)	$1,083	$1,114

200,000	200,000	200,000	950,000	300,000	4,600,000	150,000	250,001
(50,000)	(350,001)	(600,000)	(1)	(2,150,000)	(750,000)	(150,001)	—
1,200,000	1,350,001	1,550,000	600,001	9,150,000	5,300,000	250,001	—

1,350,000	1,200,000	1,150,000	1,550,000	7,300,000	9,150,000	250,000	250,001

129

Statements of Changes in Net Assets (continued)

For the years ended October 31, 2015 and 2014

	PowerShares National AMT-Free Municipal Bond Portfolio (PZA)		PowerShares New York AMT-Free Municipal Bond Portfolio (PZT)
	2015	2014	2015	2014
Operations:
Net investment income (loss)	$30,862,365	$25,517,623	$1,666,229	$1,810,877
Net realized gain (loss)	327,140	(971,808)	45,177	(449,160)
Net change in unrealized appreciation (depreciation)	(4,528,122)	47,882,478	(447,025)	4,294,253

Net increase (decrease) in net assets resulting from operations	26,661,383	72,428,293	1,264,381	5,655,970

Distributions to Shareholders from:
Net investment income	(30,862,365)	(25,517,623)	(1,666,229)	(1,810,877)
Return of capital	(118,036)	(378,681)	(5,115)	(20,357)

Total distributions to shareholders	(30,980,401)	(25,896,304)	(1,671,344)	(1,831,234)

Shareholder Transactions:
Proceeds from shares sold	186,095,463	162,602,936	3,649,628	—
Value of shares repurchased	(24,895,192)	(34,689,540)	—	(5,578,672)
Transaction fees	527,476	943,156	—	—

Net increase (decrease) in net assets resulting from shares transactions	161,727,747	128,856,552	3,649,628	(5,578,672)

Increase (Decrease) in Net Assets	157,408,729	175,388,541	3,242,665	(1,753,936)

Net Assets:
Beginning of year	739,986,160	564,597,619	47,449,834	49,203,770

End of year	$897,394,889	$739,986,160	$50,692,499	$47,449,834

Undistributed net investment income at end of year	$—	$—	$—	$—

Changes in Shares Outstanding:
Shares sold	7,350,000	6,650,000	150,000	—
Shares repurchased	(1,000,000)	(1,500,000)	—	(250,000)
Shares outstanding, beginning of year	29,400,000	24,250,000	1,950,000	2,200,000

Shares outstanding, end of year	35,750,000	29,400,000	2,100,000	1,950,000

(a)	For the period April 28, 2014 (commencement of investment operations) through October 31, 2014.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

130

PowerShares Preferred Portfolio (PGX)		PowerShares Variable Rate Preferred Portfolio (VRP)		PowerShares VRDO Tax-Free Weekly Portfolio (PVI)
2015	2014	2015	2014(a)	2015	2014

$161,016,077	$132,458,152	$10,361,284	$1,051,191	$(140,904)	$(172,026)
16,774,548	6,157,753	(113,143)	(35,696)	—	(4)
19,492,438	107,740,949	(5,677,831)	(682,173)	—	—

197,283,063	246,356,854	4,570,310	333,322	(140,904)	(172,030)

(161,014,442)	(132,194,912)	(10,367,687)	(1,051,191)	—	—
—	—	(199,490)	(70,809)	(2,272)	(7,525)

(161,014,442)	(132,194,912)	(10,567,177)	(1,122,000)	(2,272)	(7,525)

1,027,551,075	326,112,522	311,112,281	92,738,687	2,493,361	9,996,327
(211,486,686)	(282,546,626)	—	(25)	(39,920,311)	(84,936,246)
—	—	—	—	—	—

816,064,389	43,565,896	311,112,281	92,738,662	(37,426,950)	(74,939,919)

852,333,010	157,727,838	305,115,414	91,949,984	(37,570,126)	(75,119,474)

2,264,758,388	2,107,030,550	91,949,984	—	118,580,114	193,699,588

$3,117,091,398	$2,264,758,388	$397,065,398	$91,949,984	$81,009,988	$118,580,114

$497,674	$40,676	$—	$—	$—	$—

69,850,000	22,700,000	12,600,000	3,700,001	100,000	400,000
(14,400,000)	(20,250,000)	—	(1)	(1,600,000)	(3,400,000)
155,400,000	152,950,000	3,700,000	—	4,750,000	7,750,000

210,850,000	155,400,000	16,300,000	3,700,000	3,250,000	4,750,000

131

Financial Highlights

PowerShares 1-30 Laddered Treasury Portfolio (PLW)

	Year Ended October 31,
	2015	2014	2013		2012	2011
Per Share Operating Performance:
Net asset value at beginning of year	$31.96	$30.41	$32.96		$31.40	$29.24
Net investment income(a)	0.70	0.76	0.74		0.76	0.81
Net realized and unrealized gain (loss) on investments	0.63	1.54	(2.55)		1.59	2.26
Total from investment operations	1.33	2.30	(1.81)		2.35	3.07
Distributions to shareholders from:
Net investment income	(0.70)	(0.75)	(0.74)		(0.79)	(0.79)
Net realized gains	—	—	(0.00	)(b)	—	—
Return of capital	—	—	—		—	(0.12)
Total distributions	(0.70)	(0.75)	(0.74)		(0.79)	(0.91)
Net asset value at end of year	$32.59	$31.96	$30.41		$32.96	$31.40
Market price at end of year(c)	$32.60	$31.97	$30.40		$32.92	$31.54
Net Asset Value Total Return(d)	4.18%	7.71%	(5.55)%		7.56%	10.86%
Market Price Total Return(d)	4.18%	7.77%	(5.47)%		6.94%	11.38%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$267,278	$279,635	$150,540		$166,458	$260,646
Ratio to average net assets of:
Expenses	0.25%	0.25%	0.25%		0.25%	0.25%
Net investment income	2.14%	2.47%	2.33%		2.34%	2.82%
Portfolio turnover rate(e)	7%	5%	5%		4%	4%

(a)	Based on average shares outstanding.
(b)	Amount represents less than $0.005.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

PowerShares Build America Bond Portfolio (BAB)

	Year Ended October 31,
	2015	2014	2013	2012	2011
Per Share Operating Performance:
Net asset value at beginning of year	$29.77	$27.90	$30.19	$28.16	$26.13
Net investment income(a)	1.37	1.40	1.42	1.45	1.49
Net realized and unrealized gain (loss) on investments	(0.71)	1.87	(2.29)	2.06	2.03
Total from investment operations	0.66	3.27	(0.87)	3.51	3.52
Distributions to shareholders from:
Net investment income	(1.37)	(1.40)	(1.42)	(1.48)	(1.49)
Return of capital	—	—	—	—	(0.00	)(b)
Total distributions	(1.37)	(1.40)	(1.42)	(1.48)	(1.49)
Transaction fees(a)	0.05	—	—	—	—
Net asset value at end of year	$29.11	$29.77	$27.90	$30.19	$28.16
Market price at end of year(c)	$29.17	$29.76	$27.79	$30.16	$28.18
Net Asset Value Total Return(d)	2.40%	12.03%	(3.00)%	12.74%	14.10%
Market Price Total Return(d)	2.65%	12.44%	(3.28)%	12.54%	14.04%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$676,840	$695,156	$683,643	$1,070,328	$664,596
Ratio to average net assets of:
Expenses, after Waivers	0.28%	0.27%	0.28%	0.28%	0.28%
Expenses, prior to Waivers	0.28%	0 .28%	0.28%	0.31%	0.35%
Net investment income, after Waivers	4.59%	4.86%	4.80%	4.92%	5.68%
Portfolio turnover rate(e)	9%	7%	5%	2%	15%

(a)	Based on average shares outstanding.
(b)	Amount represents less than $0.005.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

132

Financial Highlights (continued)

PowerShares California AMT-Free Municipal Bond Portfolio (PWZ)

	Year Ended October 31,
	2015		2014	2013		2012	2011
Per Share Operating Performance:
Net asset value at beginning of year	$25.45		$23.50	$25.34		$23.80	$24.24
Net investment income(a)	0.82		0.97	0.91		0.99	1.03
Net realized and unrealized gain (loss) on investments	(0.06)		1.91	(1.84)		1.54	(0.40)
Total from investment operations	0.76		2.88	(0.93)		2.53	0.63
Distributions to shareholders from:
Net investment income	(0.83)		(0.97)	(0.91)		(0.99)	(1.07)
Return of capital	(0.00	)(b)	(0.02)	(0.00	)(b)	—	—
Total distributions	(0.83)		(0.99)	(0.91)		(0.99)	(1.07)
Transaction fees(a)	0.05		0.06	—		—	—
Net asset value at end of year	$25.43		$25.45	$23.50		$25.34	$23.80
Market price at end of year(c)	$25.50		$25.61	$23.42		$25.34	$23.80
Net Asset Value Total Return(d)	3.25%		12.75%	(3.74)%		10.83%	2.90%
Market Price Total Return(d)	2.87%		13.84%	(4.06)%		10.83%	2.90%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$109,369		$66,169	$61,108		$63,338	$36,884
Ratio to average net assets of:
Expenses, after Waivers	0.28%		0.26%	0.30%		0.28%	0.28%
Expenses, prior to Waivers	0.28%		0.26%	0.30%		0.31%	0.35%
Net investment income, after Waivers	3.23%		3.95%	3.70%		3.98%	4.52%
Portfolio turnover rate(e)	3%		28%	1%		6%	33%

(a)	Based on average shares outstanding.
(b)	Amount represents less than $0.005.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions. For the fiscal year ended October 31, 2014, the portfolio turnover calculation includes the value of securities purchased and sold in the effort to realign the Fund’s portfolio holdings due to the underlying index change.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

133

Financial Highlights (continued)

PowerShares CEF Income Composite Portfolio (PCEF)

	Year Ended October 31,
	2015	2014	2013	2012	2011
Per Share Operating Performance:
Net asset value at beginning of year	$24.41	$24.40	$25.47	$23.84	$26.16
Net investment income(a)	1.53	1.36	1.21	1.40	1.27
Net realized and unrealized gain (loss) on investments	(2.07)	0.58	(0.31)	4.28	(1.57)
Total from investment operations	(0.54)	1.94	0.90	5.68	(0.30)
Distributions to shareholders from:
Net investment income	(1.49)	(1.75)	(1.49)	(3.83)	(1.39)
Net realized gains	—	(0.18)	—	—	—
Return of capital	(0.47)	—	(0.48)	(0.22)	(0.63)
Total distributions	(1.96)	(1.93)	(1.97)	(4.05)	(2.02)
Net asset value at end of year	$21.91	$24.41	$24.40	$25.47	$23.84
Market price at end of year(b)	$21.85	$24.42	$24.40	$25.52	$23.86
Net Asset Value Total Return(c)	(2.31)%	8.23%	3.64%	16.20%	(1.26)%
Market Price Total Return(c)	(2.62)%	8.27%	3.43%	16.32%	(1.26)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$628,684	$619,913	$469,789	$369,266	$244,408
Ratio to average net assets of:
Expenses(d)	0.50%	0.50%	0.50%	0.50%	0.50%
Net investment income	6.61%	5.54%	4.82%	5.67%	5.04%
Portfolio turnover rate(e)	20%	19%	33%	22%	32%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment companies’ expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Fund invests in. The effect of the estimated investment companies’ expenses that the Fund bears indirectly is included in the Fund’s total return.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

134

Financial Highlights (continued)

PowerShares Chinese Yuan Dim Sum Bond Portfolio (DSUM)

	Year Ended October 31,					For the Period September 22, 2011(a) Through October 31, 2011
	2015	2014	2013	2012
Per Share Operating Performance:
Net asset value at beginning of period	$25.03	$25.23	$24.42	$23.57		$24.42
Net investment income(b)	0.77	0.81	0.82	0.77		0.09
Net realized and unrealized gain (loss) on investments	(1.09)	(0.34)	0.59	0.77		(0.94)
Total from investment operations	(0.32)	0.47	1.41	1.54		(0.85)
Distributions to shareholders from:
Net investment income	(0.17)	(0.69)	(0.82)	(0.81)		—
Return of capital	(0.60)	(0.11)	—	(0.02)		—
Total distributions	(0.77)	(0.80)	(0.82)	(0.83)		—
Transaction fees(b)	0.14	0.13	0.22	0.14		—
Net asset value at end of period	$24.08	$25.03	$25.23	$24.42		$23.57
Market price at end of period(c)	$23.97	$24.88	$25.41	$24.57		$23.72
Net Asset Value Total Return(d)	(0.71)%	2.45%	6.77%	7.26%		(3.48	)%(e)
Market Price Total Return(d)	(0.56)%	1.12%	6.85%	7.21%		(2.87	)%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$81,865	$166,451	$107,213	$17,093		$3,536
Ratio to average net assets of:
Expenses	0.45%	0.45%	0.45%	0.45	%(g)	0.45	%(f)
Net investment income	3.16%	3.24%	3.30%	3.21%		3.46	%(f)
Portfolio turnover rate(h)	26%	34%	25%	12%		0%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	The net asset value total return from Fund Inception (September 23, 2011, the first day of trading on the exchange) to October 31, 2011 was (1.38)%. The market price total return from Fund Inception to October 31, 2011, was (4.51)%.
(f)	Annualized.
(g)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment companies’ expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Fund invests in. The effect of the estimated investment companies’ expenses that the Fund bears indirectly is included in the Fund’s total return.
(h)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

PowerShares Emerging Markets Sovereign Debt Portfolio (PCY)

	Year Ended October 31,
	2015	2014	2013	2012	2011
Per Share Operating Performance:
Net asset value at beginning of year	$29.03	$27.93	$31.00	$27.42	$28.25
Net investment income(a)	1.48	1.28	1.30	1.44	1.42
Net realized and unrealized gain (loss) on investments	(0.97)	1.10	(3.08)	3.60	(0.76)
Total from investment operations	0.51	2.38	(1.78)	5.04	0.66
Distributions to shareholders from:
Net investment income	(1.46)	(1.28)	(1.29)	(1.46)	(1.43)
Return of capital	—	—	—	—	(0.06)
Total distributions	(1.46)	(1.28)	(1.29)	(1.46)	(1.49)
Net asset value at end of year	$28.08	$29.03	$27.93	$31.00	$27.42
Market price at end of year(b)	$28.02	$29.08	$27.92	$31.11	$27.45
Net Asset Value Total Return(c)	1.87%	8.77%	(5.85)%	19.02%	2.60%
Market Price Total Return(c)	1.49%	9.00%	(6.22)%	19.30%	2.60%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$2,653,385	$2,429,411	$2,008,276	$2,808,786	$1,319,124
Ratio to average net assets of:
Expenses	0.50%	0.50%	0.50%	0.50%	0.50%
Net investment income	5.25%	4.52%	4.37%	5.03%	5.28%
Portfolio turnover rate(d)	27%	14%	9%	4%	4%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

135

Financial Highlights (continued)

PowerShares Fundamental Emerging Markets Local Debt Portfolio (PFEM)

	Year Ended October 31,		For the Period May 6, 2013(a) Through October 31, 2013
	2015	2014
Per Share Operating Performance:
Net asset value at beginning of period	$20.66	$22.62	$25.00
Net investment income(b)	0.90	0.94	0.44
Net realized and unrealized gain (loss) on investments	(3.45)	(1.96)	(2.56)
Total from investment operations	(2.55)	(1.02)	(2.12)
Distributions to shareholders from:
Net investment income	(0.19)	(0.18)	—
Return of capital	(0.71)	(0.79)	(0.46)
Total distributions	(0.90)	(0.97)	(0.46)
Transaction fees(b)	0.02	0.03	0.03
Net increase from payments from service providers	—	—	0.17
Net asset value at end of period	$17.23	$20.66	$22.62
Market price at end of period(c)	$17.20	$20.78	$22.59
Net Asset Value Total Return(d)	(12.49)%	(4.48)%	(7.65	)%(e)(f)
Market Price Total Return(d)	(13.18)%	(3.81)%	(7.77	)%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$4,308	$4,132	$4,524
Ratio to average net assets of:
Expenses	0.50%	0.50%	0.50	%(g)
Net investment income	4.85%	4.38%	3.99	%(g)
Portfolio turnover rate(h)	8%	23%	56%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	The net asset value total return from Fund Inception (May 9, 2013, the first day of trading on the exchange) to October 31, 2013 was (7.65)%. The market price total return from Fund Inception to October 31, 2013 was (8.32)%.
(f)	Amount includes the effect of the payments from service providers related to the economic impact of a transaction. Had the payments not been made, the net asset value total return would have been (8.34)%.
(g)	Annualized.
(h)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

PowerShares Fundamental High Yield® Corporate Bond Portfolio (PHB)

	Year Ended October 31,
	2015	2014		2013	2012	2011
Per Share Operating Performance:
Net asset value at beginning of year	$19.24	$19.24		$19.19	$18.22	$18.49
Net investment income(a)	0.81	0.85		0.90	0.98	1.03
Net realized and unrealized gain (loss) on investments	(0.98)	(0.00	)(b)	0.05	0.97	(0.16)
Total from investment operations	(0.17)	0.85		0.95	1.95	0.87
Distributions to shareholders from:
Net investment income	(0.82)	(0.85)		(0.90)	(0.98)	(1.07)
Return of capital	—	—		—	—	(0.07)
Total distributions	(0.82)	(0.85)		(0.90)	(0.98)	(1.14)
Net asset value at end of year	$18.25	$19.24		$19.24	$19.19	$18.22
Market price at end of year(c)	$18.23	$19.19		$19.26	$19.17	$18.21
Net Asset Value Total Return(d)	(0.90)%	4.49%		5.06%	11.02%	4.85%
Market Price Total Return(d)	(0.75)%	4.12%		5.29%	10.95%	4.72%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$666,301	$565,770		$621,429	$838,586	$566,731
Ratio to average net assets of:
Expenses	0.50%	0.50%		0.50%	0.50%	0.50%
Net investment income	4.34%	4.37%		4.66%	5.26%	5.63%
Portfolio turnover rate(e)	16%	20%		23%	21%	27%

(a)	Based on average shares outstanding.
(b)	Amount represents less than $0.005.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

136

Financial Highlights (continued)

PowerShares Fundamental Investment Grade Corporate Bond Portfolio (PFIG)

	Year Ended October 31,				For the Period September 12, 2011(a) Through October 31, 2011
	2015	2014	2013	2012
Per Share Operating Performance:
Net asset value at beginning of period	$25.45	$25.13	$25.83	$24.79	$24.85
Net investment income(b)	0.62	0.62	0.54	0.56	0.07
Net realized and unrealized gain (loss) on investments	(0.19)	0.31	(0.69)	1.11	(0.13)
Total from investment operations	0.43	0.93	(0.15)	1.67	(0.06)
Distributions to shareholders from:
Net investment income	(0.64)	(0.60)	(0.55)	(0.63)	—
Net realized gains	—	(0.01)	—	—	—
Total distributions	(0.64)	(0.61)	(0.55)	(0.63)	—
Net asset value at end of period	$25.24	$25.45	$25.13	$25.83	$24.79
Market price at end of period(c)	$25.27	$25.47	$25.12	$25.85	$25.25
Net Asset Value Total Return(d)	1.69%	3.75%	(0.57)%	6.85%	(0.24	)%(e)
Market Price Total Return(d)	1.72%	3.88%	(0.68)%	4.97%	1.61	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$34,067	$30,538	$33,925	$30,994	$4,958
Ratio to average net assets of:
Expenses	0.22%	0.22%	0.22%	0.22%	0.22	%(f)
Net investment income	2.45%	2.43%	2.15%	2.23%	2.39	%(f)
Portfolio turnover rate(g)	16%	9%	20%	1%	1%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	The net asset value total return from Fund Inception (September 15, 2011, the first day of trading on the exchange) to October 31, 2011 was 0.40%. The market price total return from Fund Inception to October 31, 2011 was 2.43%.
(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

137

Financial Highlights (continued)

PowerShares Global Short Term High Yield Bond Portfolio (PGHY)

	Year Ended October 31,		For the Period June 17, 2013(a) Through October 31, 2013
	2015	2014
Per Share Operating Performance:
Net asset value at beginning of period	$24.12	$24.84	$24.70
Net investment income(b)	1.04	0.99	0.34
Net realized and unrealized gain (loss) on investments	(0.62)	(0.67)	0.10
Total from investment operations	0.42	0.32	0.44
Distributions to shareholders from:
Net investment income	(1.03)	(1.00)	(0.30)
Return of capital	(0.01)	(0.04)	—
Total distributions	(1.04)	(1.04)	(0.30)
Net asset value at end of period	$23.50	$24.12	$24.84
Market price at end of period(c)	$23.37	$24.04	$25.06
Net Asset Value Total Return(d)	1.83%	1.27%	1.78	%(e)
Market Price Total Return(d)	1.61%	0.04%	2.67	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$27,029	$37,389	$14,903
Ratio to average net assets of:
Expenses	0.35%	0.35%	0.35	%(f)
Net investment income	4.43%	4.03%	3.71	%(f)
Portfolio turnover rate(g)	50%	29%	4%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	The net asset value total return from Fund Inception (June 20, 2013, the first day of trading on the exchange) to October 31, 2013 was 2.82%. The market price total return from Fund Inception to October 31, 2013 was 4.02%.
(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

PowerShares International Corporate Bond Portfolio (PICB)

	Year Ended October 31,
	2015	2014	2013	2012	2011
Per Share Operating Performance:
Net asset value at beginning of year	$28.77	$29.50	$28.94	$27.92	$28.29
Net investment income(a)	0.62	0.77	0.86	0.93	0.95
Net realized and unrealized gain (loss) on investments	(2.82)	(0.75)	0.49	0.99	(0.29)
Total from investment operations	(2.20)	0.02	1.35	1.92	0.66
Distributions to shareholders from:
Net investment income	(0.03)	(0.74)	(0.69)	(0.89)	(0.87)
Net realized gains	—	(0.03)	—	—	—
Return of capital	(0.59)	—	(0.13)	(0.04)	(0.16)
Total distributions	(0.62)	(0.77)	(0.82)	(0.93)	(1.03)
Transaction fees(a)	0.00 (b)	0.02	0.03	0.03	—
Net asset value at end of year	$25.95	$28.77	$29.50	$28.94	$27.92
Market price at end of year(c)	$25.89	$28.77	$29.55	$29.07	$27.67
Net Asset Value Total Return(d)	(7.73)%	0.09%	4.88%	7.28%	2.45%
Market Price Total Return(d)	(7.94)%	(0.08)%	4.59%	8.72%	1.04%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$189,454	$263,233	$156,336	$131,675	$79,559
Ratio to average net assets of:
Expenses	0.50%	0.50%	0.50%	0.50%	0.50%
Net investment income	2.29%	2.57%	2.99%	3.39%	3.48%
Portfolio turnover rate(e)	13%	17%	27%	12%	12%

(a)	Based on average shares outstanding.
(b)	Amount represents less than $0.005.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

138

Financial Highlights (continued)

PowerShares LadderRite 0-5 Year Corporate Bond Portfolio (LDRI)

	Year Ended October 31, 2015	For the Period September 8, 2014(a) Through October 31, 2014
Per Share Operating Performance:
Net asset value at beginning of period	$25.03	$25.07
Net investment income(b)	0.32	0.03
Net realized and unrealized gain (loss) on investments	0.05	(0.04)
Total from investment operations	0.37	(0.01)
Distribution to shareholders from:
Net investment income	(0.32)	(0.03)
Net asset value at end of period	$25.08	$25.03
Market price at end of period(c)	$25.16	$25.04
Net Asset Value Total Return(d)	1.48%	(0.06	)%(e)
Market Price Total Return(d)	1.76%	(0.02	)%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$6,270	$6,256
Ratio to average net assets of:
Expenses	0.22%	0.22	%(f)
Net investment income	1.26%	0.96	%(f)
Portfolio turnover rate(g)	9%	0%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	The net asset value total return from Fund Inception (September 10, 2014, the first day trading on the exchange) to October 31, 2014 was 0.22%. The market price total return from Fund Inception to October 31, 2014 was 0.26%.
(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

PowerShares National AMT-Free Municipal Bond Portfolio (PZA)

	Year Ended October 31,
	2015		2014	2013		2012	2011
Per Share Operating Performance:
Net asset value at beginning of year	$25.17		$23.28	$25.74		$23.97	$24.28
Net investment income(a)	0.92		1.00	0.98		1.05	1.08
Net realized and unrealized gain (loss) on investments	(0.09)		1.87	(2.46)		1.78	(0.28)
Total from investment operations	0.83		2.87	(1.48)		2.83	0.80
Distributions to shareholders from:
Net investment income	(0.92)		(1.01)	(0.98)		(1.06)	(1.11)
Return of capital	(0.00	)(b)	(0.01)	(0.00	)(b)	—	—
Total distributions	(0.92)		(1.02)	(0.98)		(1.06)	(1.11)
Transaction fees(a)	0.02		0.04	—		—	—
Net asset value at end of year	$25.10		$25.17	$23.28		$25.74	$23.97
Market price at end of year(c)	$25.15		$25.25	$23.23		$25.79	$23.98
Net Asset Value Total Return(d)	3.45%		12.77%	(5.90)%		12.02%	3.63%
Market Price Total Return(d)	3.32%		13.35%	(6.27)%		12.18%	3.63%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$897,395		$739,986	$564,598		$933,177	$535,671
Ratio to average net assets of:
Expenses, after Waivers	0.28%		0.28%	0.28%		0.28%	0.28%
Expenses, prior to Waivers	0.28%		0.28%	0.28%		0.31%	0.35%
Net investment income, after Waivers	3.64%		4.13%	3.93%		4.18%	4.72%
Portfolio turnover rate(e)	4%		15%	12%		15%	17%

(a)	Based on average shares outstanding.
(b)	Amount represents less than $0.005.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions. For the fiscal year ended October 31, 2014, the portfolio turnover calculation includes the value of securities purchased and sold in the effort to realign the Fund’s portfolio holdings due to the underlying index change.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

139

Financial Highlights (continued)

PowerShares New York AMT-Free Municipal Bond Portfolio (PZT)

	Year Ended October 31,
	2015		2014	2013		2012		2011
Per Share Operating Performance:
Net asset value at beginning of year	$24.33		$22.37	$24.82		$23.49		$23.83
Net investment income(a)	0.83		0.92	0.92		0.98		1.00
Net realized and unrealized gain (loss) on investments	(0.19)		1.96	(2.45)		1.33		(0.30)
Total from investment operations	0.64		2.88	(1.53)		2.31		0.70
Distributions to shareholders from:
Net investment income	(0.83)		(0.91)	(0.92)		(0.98)		(1.04)
Return of capital	(0.00	)(b)	(0.01)	(0.00	)(b)	(0.00	)(b)	—
Total distributions	(0.83)		(0.92)	(0.92)		(0.98)		(1.04)
Net asset value at end of year	$24.14		$24.33	$22.37		$24.82		$23.49
Market price at end of year(c)	$24.05		$24.22	$22.28		$24.86		$23.45
Net Asset Value Total Return(d)	2.68%		13.16%	(6.32)%		10.02%		3.24%
Market Price Total Return(d)	2.77%		13.11%	(6.83)%		10.38%		3.07%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$50,692		$47,450	$49,204		$71,983		$37,584
Ratio to average net assets of:
Expenses, after Waivers	0.28%		0.26%	0.30%		0.28%		0.28%
Expenses, prior to Waivers	0.28%		0.26%	0.31%		0.31%		0.35%
Net investment income, after Waivers	3.42%		3.92%	3.84%		4.02%		4.41%
Portfolio turnover rate(e)	18%		18%	20%		0%		37%

(a)	Based on average shares outstanding.
(b)	Amount represents less than $0.005.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions. For the fiscal year ended October 31, 2014, the portfolio turnover calculation includes the value of securities purchased and sold in the effort to realign the Fund’s portfolio holdings due to the underlying index change.

PowerShares Preferred Portfolio (PGX)

	Year Ended October 31,
	2015	2014	2013	2012	2011
Per Share Operating Performance:
Net asset value at beginning of year	$14.57	$13.78	$14.82	$13.96	$14.28
Net investment income(a)	0.87	0.88	0.91	0.94	0.95
Net realized and unrealized gain (loss) on investments	0.21	0.79	(1.03)	0.86	(0.32)
Total from investment operations	1.08	1.67	(0.12)	1.80	0.63
Distributions to shareholders from:
Net investment income	(0.87)	(0.88)	(0.92)	(0.94)	(0.95)
Net asset value at end of year	$14.78	$14.57	$13.78	$14.82	$13.96
Market price at end of year(b)	$14.80	$14.62	$13.79	$14.84	$14.00
Net Asset Value Total Return(c)	7.66%	12.51%	(0.88)%	13.37%	4.53%
Market Price Total Return(c)	7.43%	12.81%	(0.95)%	13.18%	4.75%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$3,117,091	$2,264,758	$2,107,031	$2,081,189	$1,395,458
Ratio to average net assets of:
Expenses	0.50%	0.50%	0.50%	0.50%	0.50%
Net investment income	5.95%	6.21%	6.27%	6.52%	6.70%
Portfolio turnover rate(d)	12%	13%	29%	29%	30%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

140

Financial Highlights (continued)

PowerShares Variable Rate Preferred Portfolio (VRP)

	Year Ended October 31, 2015	For the Period April 28, 2014(a) Through October 31, 2014
Per Share Operating Performance:
Net asset value at beginning of period	$24.85	$24.87
Net investment income(b)	1.20	0.60
Net realized and unrealized gain (loss) on investments	(0.47)	(0.08)
Total from investment operations	0.73	0.52
Distributions to shareholders from:
Net investment income	(1.20)	(0.51)
Return of capital	(0.02)	(0.03)
Total distributions	(1.22)	(0.54)
Net asset value at end of period	$24.36	$24.85
Market price at end of period(c)	$24.40	$24.92
Net Asset Value Total Return(d)	2.99%	2.09	%(e)
Market Price Total Return(d)	2.85%	2.38	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$397,065	$91,950
Ratio to average net assets of:
Expenses	0.50%	0.50	%(f)
Net investment income	4.88%	4.79	%(f)
Portfolio turnover rate(g)	5%	6%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	The net asset value total return from Fund Inception (May 1, 2014, the first day of trading on the exchange) to October 31, 2014 was 1.93%. The market price total return from Fund Inception to October 31, 2014 was 2.01%.
(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

PowerShares VRDO Tax-Free Weekly Portfolio (PVI)

	Year Ended October 31,
	2015		2014		2013		2012	2011
Per Share Operating Performance:
Net asset value at beginning of year	$24.96		$24.99		$25.00		$25.00	$25.00
Net investment income (loss)(a)	(0.03)		(0.02)		0.01		0.06	0.14
Net realized and unrealized gain (loss) on investments	—		(0.01)		(0.01)		—	—
Total from investment operations	(0.03)		(0.03)		—		0.06	0.14
Distributions to shareholders from:
Net investment income	—		—		(0.01)		(0.06)	(0.14)
Return of capital	(0.00	)(b)	(0.00	)(b)	(0.00	)(b)	—	—
Total distributions	(0.00	)(b)	(0.00	)(b)	(0.01)		(0.06)	(0.14)
Net asset value at end of year	$24.93		$24.96		$24.99		$25.00	$25.00
Market price at end of year(c)	$24.93		$24.97		$24.99		$24.99	$25.00
Net Asset Value Total Return(d)	(0.12)%		(0.12)%		(0.00	)%(e)	0.23%	0.55%
Market Price Total Return(d)	(0.16)%		(0.08)%		0.04%		0.18%	0.55%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$81,010		$118,580		$193,700		$317,449	$427,502
Ratio to average net assets of:
Expenses	0.25%		0.25%		0.25%		0.25%	0.25%
Net investment income (loss)	(0.15)%		(0.11)%		0.03%		0.22%	0.57%

(a)	Based on average shares outstanding.
(b)	Amount represents less than $0.005.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	Amount represents less than 0.005%.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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Notes to Financial Statements

PowerShares Exchange-Traded Fund Trust II

October 31, 2015

Note 1. Organization

PowerShares Exchange-Traded Fund Trust II (the “Trust”) was organized as a Massachusetts business trust on October 10, 2006 and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of October 31, 2015, the Trust offered sixty-six portfolios. This report includes the following portfolios:

Full Name	Short Name
PowerShares 1-30 Laddered Treasury Portfolio (PLW)	“1-30 Laddered Treasury Portfolio”
PowerShares Build America Bond Portfolio (BAB)	“Build America Bond Portfolio”
PowerShares California AMT-Free Municipal Bond Portfolio (PWZ)	“California AMT-Free Municipal Bond Portfolio”
PowerShares CEF Income Composite Portfolio (PCEF)	“CEF Income Composite Portfolio”
PowerShares Chinese Yuan Dim Sum Bond Portfolio (DSUM)	“Chinese Yuan Dim Sum Bond Portfolio”
PowerShares Emerging Markets Sovereign Debt Portfolio (PCY)	“Emerging Markets Sovereign Debt Portfolio”
PowerShares Fundamental Emerging Markets Local Debt Portfolio (PFEM)	“Fundamental Emerging Markets Local Debt Portfolio”
PowerShares Fundamental High Yield® Corporate Bond Portfolio (PHB)	“Fundamental High Yield® Corporate Bond Portfolio”
PowerShares Fundamental Investment Grade Corporate Bond Portfolio (PFIG)	“Fundamental Investment Grade Corporate Bond Portfolio”
PowerShares Global Short Term High Yield Bond Portfolio (PGHY)	“Global Short Term High Yield Bond Portfolio”
PowerShares International Corporate Bond Portfolio (PICB)	“International Corporate Bond Portfolio”
PowerShares LadderRite 0-5 Year Corporate Bond Portfolio (LDRI)	“LadderRite 0-5 Year Corporate Bond Portfolio”
PowerShares National AMT-Free Municipal Bond Portfolio (PZA)	“National AMT-Free Municipal Bond Portfolio”
PowerShares New York AMT-Free Municipal Bond Portfolio (PZT)	“New York AMT-Free Municipal Bond Portfolio”
PowerShares Preferred Portfolio (PGX)	“Preferred Portfolio”
PowerShares Variable Rate Preferred Portfolio (VRP)	“Variable Rate Preferred Portfolio”
PowerShares VRDO Tax-Free Weekly Portfolio (PVI)	“VRDO Tax-Free Weekly Portfolio”

Each portfolio (each, a “Fund”, and collectively, the “Funds”) represents a separate series of the Trust. The shares of the Funds are referred to herein as “Shares” or “Fund’s Shares.” Each Fund’s Shares are listed and traded on NYSE Arca, Inc., except for Shares of LadderRite 0-5 Year Corporate Bond Portfolio, which are listed and traded on The NASDAQ Stock Market LLC.

The market price of each Share may differ to some degree from the Fund’s net asset value (“NAV”). Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a “Creation Unit.” Creation Units of 1-30 Laddered Treasury Portfolio, CEF Income Composite Portfolio, Emerging Markets Sovereign Debt Portfolio, Fundamental High Yield® Corporate Bond Portfolio, Fundamental Investment Grade Corporate Bond Portfolio, Global Short Term High Yield Bond Portfolio, International Corporate Bond Portfolio, LadderRite 0-5 Year Corporate Bond Portfolio, Preferred Portfolio and Variable Rate Preferred Portfolio are issued and redeemed principally in exchange for the deposit or delivery of a basket of securities (“Deposit Securities”). Creation Units of Build America Bond Portfolio, California AMT-Free Municipal Bond Portfolio, Chinese Yuan Dim Sum Bond Portfolio, Fundamental Emerging Markets Local Debt Portfolio, National AMT-Free Municipal Bond Portfolio, New York AMT-Free Municipal Bond Portfolio and VRDO Tax-Free Weekly Portfolio are issued and redeemed principally in exchange for the deposit or delivery of cash. Except when aggregated in Creation Units by Authorized Participants, the Shares are not individually redeemable securities of the Funds.

The investment objective of each Fund is to seek investment results that generally correspond (before fees and expenses) to the price and yield of its respective index listed below (each, an “Underlying Index”):

Fund	Underlying Index
1-30 Laddered Treasury Portfolio	Ryan/NASDAQ U.S. 1-30 Year Treasury Laddered Index
Build America Bond Portfolio	The BofA Merrill Lynch Build America Bond Index
California AMT-Free Municipal Bond Portfolio	The BofA Merrill Lynch California Long-Term Core Plus Municipal Securities Index
CEF Income Composite Portfolio	S-Network Composite Closed-End Fund IndexSM
Chinese Yuan Dim Sum Bond Portfolio	Citi Custom Dim Sum (Offshore CNY) Bond Index

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Fund	Underlying Index
Emerging Markets Sovereign Debt Portfolio	DB Emerging Market USD Liquid Balanced Index
Fundamental Emerging Markets Local Debt Portfolio	Citi RAFI Bonds Sovereign Emerging Markets Extended Local Currency Index
Fundamental High Yield® Corporate Bond Portfolio	RAFI® Bonds U.S. High Yield 1-10 Index
Fundamental Investment Grade Corporate Bond Portfolio	RAFI® Bonds U.S. Investment Grade 1-10 Index
Global Short Term High Yield Bond Portfolio	DB Global Short Maturity High Yield Bond Index
International Corporate Bond Portfolio	S&P International Corporate Bond Index®
LadderRite 0-5 Year Corporate Bond Portfolio	NASDAQ LadderRite® 0-5 Year USD Corporate Bond Index
National AMT-Free Municipal Bond Portfolio	The BofA Merrill Lynch National Long-Term Core Plus Municipal Securities Index
New York AMT-Free Municipal Bond Portfolio	The BofA Merrill Lynch New York Long-Term Core Plus Municipal Securities Index
Preferred Portfolio	The BofA Merrill Lynch Core Plus Fixed Rate Preferred Securities Index
Variable Rate Preferred Portfolio	Wells Fargo® Hybrid and Preferred Securities Floating and Variable Rate Index
VRDO Tax-Free Weekly Portfolio	Bloomberg US Municipal AMT-Free Weekly VRDO Index

Note 2. Significant Accounting Policies

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates. Certain prior year amounts have been reclassified to conform to the current year presentation. In addition, the Funds monitor for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print. The following is a summary of the significant accounting policies followed by the Funds in preparation of the financial statements.

A. Security Valuation

Securities, including restricted securities, are valued according to the following policies:

Securities, including restricted securities in a fund that are held as investments (the “Underlying Fund”) of a Fund, are valued in accordance with the Underlying Fund’s valuation policy. The policies of Underlying Funds affiliated with the Funds as a result of having the same investment adviser are set forth below.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining NAV per Share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Securities with a demand feature exercisable within one to seven days are valued at par. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts’) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that Invesco PowerShares Capital Management LLC (the “Adviser”) determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have

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affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith following procedures approved by the Board of Trustees. Issuer-specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Each Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors, including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B. Other Risks

Index Risk. Unlike many investment companies, the Funds do not utilize investing strategies that seek returns in excess of their Underlying Indexes. Therefore, a Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its respective Underlying Index, even if that security generally is underperforming.

Changing Fixed-Income Market Conditions. The current historically low interest rate environment was created in part by the Federal Reserve Board (“FRB”) and certain foreign central banks keeping the federal funds and equivalent foreign rates at or near zero. There is a risk that interest rates will rise when the FRB and central banks raise these rates. This risk is heightened due to the “tapering” of the FRB’s quantitative easing program and other similar foreign central bank actions. This tapering and eventual increase in the federal funds and equivalent foreign rates may expose fixed-income markets to heightened volatility and reduced liquidity for certain fixed-income investments, particularly those with longer maturities. In addition, decreases in fixed-income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed-income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Funds’ transaction costs.

Fixed-Income Securities Risk. Each Fund, except for CEF Income Composite Portfolio and Variable Rate Preferred Portfolio, invests in fixed-income securities. Fixed-income securities are subject to interest rate risk and credit risk. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. Fixed-income securities with longer maturities typically are more sensitive to changes in interest rates, making them more volatile than securities with shorter maturities. Credit risk refers to the possibility that the issuer of a security will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt. Debt instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings. There is a possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Securities issued by the U.S. Government are subject to limited credit risk; however, securities issued by U.S. Government agencies are not necessarily backed by the full faith and credit of the U.S. Government.

Industry or Geographic Concentration Risk. In following its methodology, each Fund’s Underlying Index from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or a sector, or, in a specific country or geographic region. To the extent that an Underlying Index concentrates in the securities of issuers in a particular industry, sector, country or region, each Fund will also concentrate its investments to approximately the same extent. By so concentrating its

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investments, a Fund may face more risks than if it were diversified broadly over numerous industries, sectors, countries or geographic regions. In addition, at times, an industry or sector may be out of favor and underperform other industries or the market as a whole. Any factors detrimental to the performance of such industry or sector will disproportionately impact a Fund’s NAV. Also, a natural or other disaster could occur in a country or geographic region in which a Fund invests, which could affect the economy or particular business operations of companies in that specific country or geographic region and adversely impact such Fund’s investments in the affected country or region.

Non-Diversified Fund Risk. Each Fund (except for Build America Bond Portfolio, CEF Income Composite Portfolio, Chinese Yuan Dim Sum Bond Portfolio, Fundamental High Yield® Corporate Bond Portfolio, Fundamental Investment Grade Corporate Bond Portfolio, International Corporate Bond Portfolio, National AMT-Free Municipal Bond Portfolio and VRDO Tax-Free Weekly Portfolio) is non-diversified and can invest a greater portion of its assets in securities of individual issuers than diversified funds. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase a Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on a Fund’s performance.

Non-Correlation Risk. Each Fund’s return may not match the return of its Underlying Index for a number of reasons. For example, each Fund incurs operating expenses not applicable to its Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its Underlying Index. To the extent that a Fund issues and redeems Creation Units principally for cash, it will incur higher costs in buying and selling securities than if it issued and redeemed Creation Units principally in-kind. In addition, the performance of each Fund and its Underlying Index may vary due to asset valuation differences and differences between each Fund’s portfolio and its Underlying Index resulting from legal restrictions, cost or liquidity constraints.

Sampling Risk. Each Fund’s (except for 1-30 Laddered Treasury Portfolio and CEF Income Composite Portfolio) use of a representative sampling approach will result in the Fund holding a smaller number of securities than are in its respective Underlying Index. As a result, an adverse development with respect to an issuer of securities that a Fund holds could result in a greater decline in NAV than would be the case if a Fund held all of the securities in its Underlying Index. To the extent the assets in a Fund are smaller, these risks will be greater.

Cash Transaction Risk. Unlike most exchange-traded funds (“ETFs”), the Build America Bond Portfolio, California AMT-Free Municipal Bond Portfolio, Chinese Yuan Dim Sum Bond Portfolio, Fundamental Emerging Markets Local Debt Portfolio, International Corporate Bond Portfolio, National AMT-Free Municipal Bond Portfolio, New York AMT-Free Municipal Bond Portfolio and VRDO Tax-Free Weekly Portfolio currently effect creations and redemptions principally for cash, rather than primarily in-kind, because of the nature of the Funds’ investments. As such, investments in such Funds’ Shares may be less tax efficient than investments in conventional ETFs.

Foreign Investment Risk. Investments in the securities of non-U.S issuers involve risks beyond those associated with investments in U.S. securities. Foreign securities may have relatively low market liquidity, greater market volatility, decreased publicly available information and less reliable financial information about issuers. Foreign securities also are subject to the risks of expropriation, nationalization, political instability, local taxation, potential currency transfer restrictions or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. These risks may be exacerbated in emerging market countries. If a Fund invests in securities denominated in foreign currencies, fluctuations in the value of the U.S. dollar relative to the values of other currencies may adversely affect investments in foreign securities and may negatively impact the Fund’s returns. Such risks may be exacerbated in emerging markets, where securities laws are relatively new and unsettled.

Fund of Funds Risk. Because CEF Income Composite Portfolio is a fund of funds, its investment performance largely depends on the investment performance of the Underlying Funds in which it invests. An investment in the Fund is subject to the risks associated with the Underlying Funds that comprise its Underlying Index. The Fund will pay indirectly a proportional share of the fees and expenses of the Underlying Funds in which it invests, including their investment advisory and administration fees, while continuing to pay its own unitary management fee. As a result, shareholders will absorb duplicate levels of fees with respect to investments in the Underlying Funds. In addition, at times certain segments of the market represented by constituent Underlying Funds in its Underlying Index may be out of favor and underperform other segments.

Global Bonds Risk. Chinese Yuan Dim Sum Bond Portfolio, Emerging Markets Sovereign Debt Portfolio, Global Short Term High Yield Bond Portfolio and International Corporate Bond Portfolio invest in global bonds. Global bonds are subject to the same risks as other debt issues, notably credit risk, market risk, interest rate risk and liquidity risk. Generally, investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. These additional risks include greater market volatility, the availability of less reliable financial information, higher transactional costs, taxation by foreign governments, decreased market liquidity and political instability. Foreign issuers often are subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping than are U.S. securities and, therefore, not all material information regarding these issuers will be available. Securities exchanges or foreign governments may adopt rules or regulations that may negatively impact a Fund’s ability to invest in foreign securities or may prevent the Fund from repatriating its investments. In addition, a Fund may not receive shareholder communications or be permitted to vote the securities that it holds, as the issuers may be under no legal obligation to distribute them.

Municipal Securities Risk. Build America Bond Portfolio, California AMT-Free Municipal Bond Portfolio, National AMT-Free Municipal Bond Portfolio, New York AMT-Free Municipal Bond Portfolio and VRDO Tax-Free Weekly Portfolio invest in municipal securities. Municipal

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securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest. In addition, there is a risk that, as a result of the recent economic crisis, the ability of any issuer to pay, when due, the principal or interest on its municipal bonds may be materially affected.

Political changes and uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders can significantly affect municipal securities. Because many securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal issuer can affect the overall municipal market.

Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the taxation supporting the project or assets or the inability to collect revenues for the project or from the assets. If the Internal Revenue Service determines that an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become taxable and the security could decline significantly in value.

The market for municipal bonds may be less liquid than for taxable bonds. There also may be less information available on the financial condition of issuers of municipal securities than for public corporations. This means that it may be harder to buy and sell municipal securities, especially on short notice, and municipal securities may be more difficult for the Funds to value accurately than securities of public corporations. Since these Funds invest a significant portion of their portfolios in municipal securities, the Funds’ portfolios may have greater exposure to liquidity risk than funds that invest in non-municipal securities.

Sovereign Debt Risk. For Chinese Yuan Dim Sum Bond Portfolio, Emerging Markets Sovereign Debt Portfolio, Fundamental Emerging Markets Local Debt Portfolio and Global Short Term High Yield Bond Portfolio, risks of sovereign debt include the relative size of the debt burden to the economy as a whole and the government debtor’s policy towards the International Monetary Fund and the political constraints to which a government debtor may be subject. The governmental authority that controls the repayment of sovereign debt may be unwilling or unable to repay the principal and/or interest when due in accordance with the terms of such securities due to the extent of its foreign reserves. If an issuer of sovereign debt defaults on payments of principal and/or interest, these Funds may have limited legal recourse against the issuer and/or guarantor. In certain cases, remedies must be pursued in the courts of the defaulting party itself, and the Fund’s ability to obtain recourse may be limited.

Risks of Investing in Closed-End Funds. For CEF Income Composite Portfolio, the shares of closed-end funds may trade at a discount or premium to, or at, their NAV. To the extent that the Fund invests a portion of its assets in closed-end funds, those assets will be subject to the risks of the closed-end fund’s portfolio securities, and a shareholder in the Fund will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly, the expenses of the closed-end fund. The securities of closed-end funds in which the Fund may invest may be leveraged. As a result, the Fund may be exposed indirectly to leverage through an investment in such securities. An investment in securities of closed-end funds that use leverage may expose the Fund to higher volatility in the market value of such securities and the possibility that the Fund’s long-term returns on such securities (and, indirectly, the long-term returns of the Shares) will be diminished.

Preferred Stock Risk. With respect to Preferred Portfolio and Variable Rate Preferred Portfolio, preferred stock is subject to issuer-specific and overall market risks that are generally applicable to equity securities as a whole; however, there are special risks associated with investing in preferred stock. Preferred stock may be less liquid than many other types of securities, such as common stock, and generally provides no voting rights with respect to the issuer. Preferred stock also may be subordinated to bonds or other debt instruments in an issuer’s capital structure, meaning that an issuer’s preferred stock generally pays dividends only after the issuer makes required payments to holders of its bonds and other debt. This subjects preferred stock to a greater risk of non-payment than more senior securities. Because of the subordinated position of preferred stock in an issuer’s capital structure, the ability to defer dividend or interest payments for extended periods of time without triggering an event of default for the issuer, and certain other features, its quality and value are heavily dependent on the profitability and cash flows of the issuer rather than on any legal claims to specific assets. Also, in certain circumstances, an issuer of a preferred stock may call or redeem it prior to a specified date or may convert it to common stock, all of which may negatively impact its return.

C. Federal Income Taxes

Each Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute substantially all of the Fund’s taxable earnings to its shareholders. As such, the Funds will not be subject to federal income taxes on otherwise taxable income (including net realized gains) that is distributed to the shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

Each Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed each Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

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Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments for in-kind transactions, losses deferred due to wash sales, and passive foreign investment company adjustments, if any.

The Funds file U.S. federal tax returns and tax returns in certain other jurisdictions. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

D. Investment Transactions and Investment Income

Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale or disposition of securities are computed on the specific identified cost basis. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes. Interest income is recorded on the accrual basis. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Realized gains, dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

Corporate actions (including cash dividends) are recorded net of non-reclaimable foreign tax withholdings on the ex-date.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statements of Operations and the Statements of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of each Fund’s net asset value and, accordingly, they reduce each Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statements of Operations and the Statements of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between each Fund and the Adviser.

E. Country Determination

For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the Adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

F. Expenses

Each Fund has agreed to pay an annual unitary management fee to the Adviser. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for advisory fees, distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses (including acquired fund fees and expenses, if any).

Expenses of the Trust that are excluded from a Fund’s unitary management fee and are directly identifiable to a specific Fund are applied to that Fund. Expenses of the Trust that are excluded from each Fund’s unitary management fee and that are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of each Fund.

To the extent a Fund invests in other investment companies, the expenses shown in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the investment companies in which it invests. The effects of such investment companies’ expenses are included in the realized and unrealized gain or loss on the investments in the investment companies.

G. Dividends and Distributions to Shareholders

Each Fund declares and pays dividends from net investment income, if any, to its shareholders monthly and records such dividends on ex-dividend date. Generally, each Fund distributes net realized taxable capital gains, if any, annually in cash and records them on ex-dividend date. Such distributions on a tax basis are determined in conformity with federal income tax regulations, which may differ from GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in such Fund’s financial statements as a tax return of capital at fiscal year-end.

H. Foreign Currency Translations

Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Funds do not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising

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from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statements of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on each Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period-end, resulting from changes in exchange rates.

The Funds may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which each Fund invests.

I. Securities Lending

During the fiscal year ended October 31, 2015, Emerging Markets Sovereign Debt Portfolio and Preferred Portfolio participated in securities lending. Each Fund loaned portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by cash collateral equal to no less than 102% (105% for international securities) of the market value of the loaned securities determined daily by the securities lending provider. Cash collateral received in connection with these loans is invested in an affiliated money market fund and is shown as such on the Schedules of Investments. Each Fund bears the risk of loss with respect to the investment of collateral. It is the policy of these Funds to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, each Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to each Fund if, and to the extent that, the market value of the securities loaned were to increase, and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or each Fund. Upon termination, the borrower will return to each Fund the securities loaned and each Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. Each Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to each Fund. Some of these losses may be indemnified by the lending agent. Each Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Securities lending income on the Statements of Operations. The aggregate value of securities out on loan, if any, is shown on the Statements of Assets and Liabilities.

Note 3. Investment Advisory Agreement and Other Agreements

The Trust has entered into an Investment Advisory Agreement with the Adviser on behalf of each Fund, pursuant to which the Adviser has overall responsibility for the selection and ongoing monitoring of the Funds’ investments, managing the Funds’ business affairs and providing certain clerical, bookkeeping and other administrative services.

As compensation for its services, each Fund has agreed to pay the Adviser an annual unitary management fee. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for advisory fees, distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses (including acquired fund fees and expenses, if any). The unitary management fee is paid by each Fund to the Adviser at the following annual rates:

% of Average Daily Net Assets
1-30 Laddered Treasury Portfolio	0.25%
Build America Bond Portfolio	0.28%
California AMT-Free Municipal Bond Portfolio	0.28%
CEF Income Composite Portfolio	0.50%
Chinese Yuan Dim Sum Bond Portfolio	0.45%
Emerging Markets Sovereign Debt Portfolio	0.50%
Fundamental Emerging Markets Local Debt Portfolio	0.50%
Fundamental High Yield® Corporate Bond Portfolio	0.50%
Fundamental Investment Grade Corporate Bond Portfolio	0.22%
Global Short Term High Yield Bond Portfolio	0.35%
International Corporate Bond Portfolio	0.50%
LadderRite 0-5 Year Corporate Bond Portfolio	0.22%

148

% of Average Daily Net Assets
National AMT-Free Municipal Bond Portfolio	0.28%
New York AMT-Free Municipal Bond Portfolio	0.28%
Preferred Portfolio	0.50%
Variable Rate Preferred Portfolio	0.50%
VRDO Tax-Free Weekly Portfolio	0.25%

Further, through August 31, 2017, the Adviser has contractually agreed to waive a portion of each Fund’s management fee in an amount equal to 100% of the net advisory fees an affiliate of the Adviser receives that are attributable to certain of the Fund’s investments in money market funds managed by that affiliate (excluding investments of cash collateral from securities lending). The Adviser cannot discontinue this waiver prior to its expiration.

For the fiscal year ended October 31, 2015, the Adviser waived fees for each Fund in the following amounts:

1-30 Laddered Treasury Portfolio	$831
Build America Bond Portfolio	19,779
California AMT-Free Municipal Bond Portfolio	—
CEF Income Composite Portfolio	1,351
Chinese Yuan Dim Sum Bond Portfolio	3,513
Emerging Markets Sovereign Debt Portfolio	22,906
Fundamental Emerging Markets Local Debt Portfolio	100
Fundamental High Yield® Corporate Bond Portfolio	8,075
Fundamental Investment Grade Corporate Bond Portfolio	310
Global Short Term High Yield Bond Portfolio	1,181
International Corporate Bond Portfolio	933
LadderRite 0-5 Year Corporate Bond Portfolio	142
National AMT-Free Municipal Bond Portfolio	—
New York AMT-Free Municipal Bond Portfolio	—
Preferred Portfolio	18,568
Variable Rate Preferred Portfolio	1,475
VRDO Tax-Free Weekly Portfolio	—

The Trust has entered into a Distribution Agreement with Invesco Distributors, Inc. (the “Distributor”), which serves as the distributor of Creation Units for each Fund. The Distributor does not maintain a secondary market in the Shares. The Funds are not charged any fees pursuant to the Distribution Agreement. The Distributor is an affiliate of the Adviser.

The Adviser has entered into a licensing agreement for each Fund with the following entities (each, a “Licensor”):

Fund	Licensor
1-30 Laddered Treasury Portfolio	The NASDAQ OMX Group, Inc.
Build America Bond Portfolio	Merrill Lynch, Pierce, Fenner & Smith Inc.
California AMT-Free Municipal Bond Portfolio	Merrill Lynch, Pierce, Fenner & Smith Inc.
CEF Income Composite Portfolio	S-Network Global Indexes, LLC
Chinese Yuan Dim Sum Bond Portfolio	Citigroup Index LLC
Emerging Markets Sovereign Debt Portfolio	Deutsche Bank Securities Inc.
Fundamental Emerging Markets Local Debt Portfolio	Citigroup Index LLC
Fundamental High Yield® Corporate Bond Portfolio	Research Affiliates®
Fundamental Investment Grade Corporate Bond Portfolio	Research Affiliates®
Global Short Term High Yield Bond Portfolio	Deutsche Bank Securities Inc.
International Corporate Bond Portfolio	Standard & Poor’s®
LadderRite 0-5 Year Corporate Bond Portfolio	The NASDAQ OMX Group, Inc./LadderRite Portfolios LLC
National AMT-Free Municipal Bond Portfolio	Merrill Lynch, Pierce, Fenner & Smith Inc.

149

Fund	Licensor
New York AMT-Free Municipal Bond Portfolio	Merrill Lynch, Pierce, Fenner & Smith Inc.
Preferred Portfolio	Merrill Lynch, Pierce, Fenner & Smith Inc.
Variable Rate Preferred Portfolio	Wells Fargo Securities LLC and Wells Fargo & Company
VRDO Tax-Free Weekly Portfolio	Bloomberg Finance L.P.

Each Underlying Index name trademark is owned by its respective Licensor. These trademarks have been licensed to the Adviser for use by the Funds. Each Fund is entitled to use its Underlying Index pursuant to the Trust’s sub-licensing agreement with the Adviser. The Funds are not sponsored, endorsed, sold or promoted by the Licensors, and the Licensors make no representation regarding the advisability of investing in any of the Funds.

The Trust has entered into service agreements whereby The Bank of New York Mellon, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accountant and transfer agent for each Fund.

Note 4. Investments in Affiliates

The Fund’s Adviser and the adviser for Invesco Bond Fund and Invesco Senior Income Trust are wholly-owned subsidiaries of Invesco Ltd. and therefore, Invesco Bond Fund and Invesco Senior Income Trust are considered to be affiliated. The table below shows CEF Income Composite Portfolio’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2015.

CEF Income Composite Portfolio

	Value October 31, 2014	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)		Value October 31, 2015	Dividend Income
Invesco Bond Fund	$1,635,353	$379,350	$(525,280)	$(4,806)	$(13,857	)(a)	$1,470,760	$104,360
Invesco Senior Income Trust	6,484,355	2,052,038	(2,331,527)	(210,027)	(511,893)		5,482,946	461,658

Total Investments in Affiliates	$8,119,708	$2,431,388	$(2,856,807)	$(214,833)	$(525,750)		$6,953,706	$566,018

(a)	Includes $25,156 of capital gains distributions from affiliated Underlying Funds.

Note 5. Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.

Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect a Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

Except for all of the securities in CEF Income Composite Portfolio, Preferred Portfolio and certain Funds listed below, as of October 31, 2015, all of the securities in each Fund were valued based on Level 2 inputs (see the Schedules of Investments for security categories). All of the securities in CEF Income Composite Portfolio and Preferred Portfolio were valued based on Level 1 inputs (see the Schedules of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Investments in Securities
	Level 1	Level 2	Level 3	Total
1-30 Laddered Treasury Portfolio
U.S. Treasury Securities	$—	$264,725,351	$—	$264,725,351
Money Market Fund	173,549	—	—	173,549

Total Investments	$173,549	$264,725,351	$—	$264,898,900

150

	Investments in Securities
	Level 1	Level 2	Level 3	Total
Build America Bond Portfolio
Municipal Obligations	$—	$656,517,282	$—	$656,517,282
Money Market Fund	8,939,806	—	—	8,939,806

Total Investments	$8,939,806	$656,517,282	$—	$665,457,088

Chinese Yuan Dim Sum Bond Portfolio
Foreign Corporate Debt Securities	$—	$55,848,045	$—	$55,848,045
Foreign Government Debt Securities	—	24,164,308	—	24,164,308
Money Market Fund	917,229	—	—	917,229

Total Investments	$917,229	$80,012,353	$—	$80,929,582

Emerging Markets Sovereign Debt Portfolio
Foreign Government Debt Securities	$—	$2,605,155,485	$—	$2,605,155,485
Money Market Funds	17,276,978	—	—	17,276,978

Total Investments	$17,276,978	$2,605,155,485	$—	$2,622,432,463

Fundamental Emerging Markets Local Debt Portfolio
Foreign Government Debt Securities	$—	$4,115,438	$—	$4,115,438
Money Market Fund	99,488	—	—	99,488

Total Investments	$99,488	$4,115,438	$—	$4,214,926

Fundamental High Yield® Corporate Bond Portfolio
Corporate Debt Securities	$—	$657,386,054	$—	$657,386,054
Money Market Fund	737,695	—	—	737,695

Total Investments	$737,695	$657,386,054	$—	$658,123,749

Fundamental Investment Grade Corporate Bond Portfolio
Corporate Debt Securities	$—	$33,622,878	$—	$33,622,878
Money Market Fund	97,795	—	—	97,795

Total Investments	$97,795	$33,622,878	$—	$33,720,673

Global Short Term High Yield Bond Portfolio
Foreign Corporate Debt Securities	$—	$22,557,148	$—	$22,557,148
Foreign Government Debt Securities	—	3,433,073	—	3,433,073
Money Market Fund	862,975	—	—	862,975

Total Investments	$862,975	$25,990,221	$—	$26,853,196

International Corporate Bond Portfolio
Foreign Corporate Debt Securities	$—	$185,301,785	$—	$185,301,785
Foreign Government Debt Securities	—	859,392	—	859,392
Money Market Fund	57,510	—	—	57,510

Total Investments	$57,510	$186,161,177	$—	$186,218,687

LadderRite 0-5 Year Corporate Bond Portfolio
Corporate Debt Securities	$—	$6,120,823	$—	$6,120,823
Money Market Fund	84,916	—	—	84,916

Total Investments	$84,916	$6,120,823	$—	$6,205,739

Variable Rate Preferred Portfolio
Corporate Debt Securities	$—	$166,801,354	$—	$166,801,354
Preferred Stock	227,082,523	—	—	227,082,523

Total Investments	$227,082,523	$166,801,354	$—	$393,883,877

151

Note 6. Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2015 and 2014:

	2015				2014
	Ordinary Income	Long-Term Capital Gains	Return of Capital	Tax-Exempt Income	Ordinary Income	Long-Term Capital Gains	Return of Capital	Tax-Exempt Income
1-30 Laddered Treasury Portfolio	$7,109,980	$—	$—	$—	$5,501,530	$—	$—	$—
Build America Bond Portfolio	33,376,382	—	—	—	31,930,447	—	—	—
California AMT-Free Municipal Bond Portfolio	124	—	15,761	3,001,799	183	—	35,235	2,135,679
CEF Income Composite Portfolio	42,122,623	—	13,115,497	—	39,483,270	3,369,161	—	—
Chinese Yuan Dim Sum Bond Portfolio	828,895	—	2,916,799	—	4,855,352	—	741,356	—
Emerging Markets Sovereign Debt Portfolio	129,090,210	—	—	—	92,433,582	—	—	—
Fundamental Emerging Markets Local Debt Portfolio	46,280	—	169,710	—	39,619	—	169,384	—
Fundamental High Yield® Corporate Bond Portfolio	27,639,812	—	—	—	27,591,578	—	—	—
Fundamental Investment Grade Corporate Bond Portfolio	828,174	—	—	—	687,637	18,146	—	—
Global Short Term High Yield Bond Portfolio	1,444,072	—	7,319	—	1,262,978	—	51,367	—
International Corporate Bond Portfolio	223,933	12,104	4,826,517	—	5,340,605	191,895	—	—
LadderRite 0-5 Year Corporate Bond Portfolio	78,801	—	—	—	6,250	—	—	—
National AMT-Free Municipal Bond Portfolio	—	—	118,036	30,862,365	—	—	378,681	25,517,623
New York AMT-Free Municipal Bond Portfolio	—	—	5,115	1,666,229	3,335	—	20,357	1,807,542
Preferred Portfolio	161,014,442	—	—	—	132,194,912	—	—	—
Variable Rate Preferred Portfolio	10,363,861	3,826	199,490	—	1,051,191	—	70,809	—
VRDO Tax-Free Weekly Portfolio	—	—	2,272	—	—	—	7,525	—

Tax Components of Net Assets at Fiscal Year-End:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation (Depreciation)— Investment Securities	Net Unrealized Appreciation (Depreciation)— Other Investments	Capital Loss Carryforwards	Shares of Beneficial Interest	Total Net Assets
1-30 Laddered Treasury Portfolio	$—	$—	$2,277,162	$—	$(264,723)	$265,265,961	$267,278,400
Build America Bond Portfolio	—	—	39,305,759	—	(17,375)	637,551,707	676,840,091
California AMT-Free Municipal Bond Portfolio	—	—	3,250,754	—	(1,839,460)	107,957,431	109,368,725
CEF Income Composite Portfolio	—	—	(53,796,994)	—	(5,769,353)	688,249,862	628,683,515
Chinese Yuan Dim Sum Bond Portfolio	—	—	(3,224,470)	1,520	(3,126,217)	88,213,683	81,864,516
Emerging Markets Sovereign Debt Portfolio	1,626,852	—	(79,009,008)	—	(85,026,103)	2,815,793,456	2,653,385,197
Fundamental Emerging Markets Local Debt Portfolio	—	—	(1,286,195)	(720)	(261,960)	5,857,086	4,308,211
Fundamental High Yield® Corporate Bond Portfolio	—	—	(16,549,488)	—	(13,263,220)	696,113,580	666,300,872
Fundamental Investment Grade Corporate Bond Portfolio	—	—	(671)	—	(43)	34,068,088	34,067,374
Global Short Term High Yield Bond Portfolio	—	—	(488,078)	—	(1,211,228)	28,728,641	27,029,335
International Corporate Bond Portfolio	—	—	(17,496,425)	(19,197)	—	206,969,297	189,453,675
LadderRite 0-5 Year Corporate Bond Portfolio	8,001	128	(6,897)	—	—	6,268,870	6,270,102
National AMT-Free Municipal Bond Portfolio	—	—	46,673,600	—	(5,253,907)	855,975,196	897,394,889

152

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation (Depreciation)— Investment Securities	Net Unrealized Appreciation (Depreciation)— Other Investments	Capital Loss Carryforwards	Shares of Beneficial Interest	Total Net Assets
New York AMT-Free Municipal Bond Portfolio	$—	$—	$2,251,421	$—	$(1,208,476)	$49,649,554	$50,692,499
Preferred Portfolio	497,674	—	58,421,873	—	(48,082,888)	3,106,254,739	3,117,091,398
Variable Rate Preferred Portfolio	—	—	(6,521,146)	—	—	403,586,544	397,065,398
VRDO Tax-Free Weekly Portfolio	—	—	—	—	(4)	81,009,992	81,009,988

Capital loss carryforwards are calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforwards actually available for the Funds to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The following table presents available capital loss carryforwards and expiration dates for each Fund as of October 31, 2015.

					Post-effective/no expiration
	2016	2017	2018	2019	Short-Term	Long-Term	Total*
1-30 Laddered Treasury Portfolio	$—	$—	$—	$—	$242,791	$21,932	$264,723
Build America Bond Portfolio	—	—	6,399	—	10,976	—	17,375
California AMT-Free Municipal Bond Portfolio	—	—	—	438,783	323,917	1,076,760	1,839,460
CEF Income Composite Portfolio	—	—	—	—	1,596,654	4,172,699	5,769,353
Chinese Yuan Dim Sum Bond Portfolio	—	—	—	—	1,003,361	2,122,856	3,126,217
Emerging Markets Sovereign Debt Portfolio	531,185	558,313	212,582	818,907	19,873,966	63,031,150	85,026,103
Fundamental Emerging Markets Local Debt Portfolio	—	—	—	—	187,376	74,584	261,960
Fundamental High Yield® Corporate Bond Portfolio	—	—	—	—	10,186,995	3,076,225	13,263,220
Fundamental Investment Grade Corporate Bond Portfolio	—	—	—	—	—	43	43
Global Short Term High Yield Bond Portfolio	—	—	—	—	427,875	783,353	1,211,228
International Corporate Bond Portfolio	—	—	—	—	—	—	—
LadderRite 0-5 Year Corporate Bond Portfolio	—	—	—	—	—	—	—
National AMT-Free Municipal Bond Portfolio	—	—	—	3,919,330	389,796	944,781	5,253,907
New York AMT-Free Municipal Bond Portfolio	136,120	125,849	—	74,902	284,244	587,361	1,208,476
Preferred Portfolio	—	37,146,794	—	—	8,119,829	2,816,265	48,082,888
Variable Rate Preferred Portfolio	—	—	—	—	—	—	—
VRDO Tax-Free Weekly Portfolio	—	—	—	—	4	—	4

*	Capital loss carryforwards as of the date listed above are reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

Note 7. Investment Transactions

For the fiscal year ended October 31, 2015, the cost of securities purchased and proceeds from sales of securities (other than short-term securities, U.S. Treasury obligations, money market funds and in-kind transactions, if any) were as follows:

	Purchases	Sales
Build America Bond Portfolio	$138,261,438	$63,434,171
California AMT-Free Municipal Bond Portfolio	49,085,366	3,000,000
CEF Income Composite Portfolio	126,732,165	128,613,858
Chinese Yuan Dim Sum Bond Portfolio	28,739,984	107,433,948
Emerging Markets Sovereign Debt Portfolio	678,376,983	673,646,929
Fundamental Emerging Markets Local Debt Portfolio	1,207,074	333,234
Fundamental High Yield® Corporate Bond Portfolio	112,773,149	98,199,369

153

	Purchases	Sales
Fundamental Investment Grade Corporate Bond Portfolio	$5,260,516	$5,130,785
Global Short Term High Yield Bond Portfolio	17,284,701	15,175,693
International Corporate Bond Portfolio	27,508,365	28,643,293
LadderRite 0-5 Year Corporate Bond Portfolio	2,148,019	480,882
National AMT-Free Municipal Bond Portfolio	189,969,004	29,005,268
New York AMT-Free Municipal Bond Portfolio	13,780,087	8,665,447
Preferred Portfolio	345,233,969	334,098,795
Variable Rate Preferred Portfolio	19,067,884	11,456,922
VRDO Tax-Free Weekly Portfolio	—	—

For the fiscal year ended October 31, 2015, the cost of securities purchased and proceeds from sales of U.S. Treasury Obligations (other than short-term securities, money market funds and in-kind transactions), for the 1-30 Laddered Treasury Portfolio amounted to $33,183,663 and $21,889,788, respectively.

For the fiscal year ended October 31, 2015, in-kind transactions associated with creations and redemptions were as follows:

	Cost of Securities Received	Value of Securities Delivered
1-30 Laddered Treasury Portfolio	$148,501,814	$163,526,512
Build America Bond Portfolio	—	60,609,881
California AMT-Free Municipal Bond Portfolio	—	—
CEF Income Composite Portfolio	132,014,905	50,690,018
Chinese Yuan Dim Sum Bond Portfolio	—	—
Emerging Markets Sovereign Debt Portfolio	701,367,724	400,990,930
Fundamental Emerging Markets Local Debt Portfolio	—	—
Fundamental High Yield® Corporate Bond Portfolio	353,038,636	229,391,846
Fundamental Investment Grade Corporate Bond Portfolio	5,093,760	1,331,708
Global Short Term High Yield Bond Portfolio	3,279,158	13,070,531
International Corporate Bond Portfolio	7,044,202	52,256,105
LadderRite 0-5 Year Corporate Bond Portfolio	2,939,839	3,605,308
National AMT-Free Municipal Bond Portfolio	—	—
New York AMT-Free Municipal Bond Portfolio	—	—
Preferred Portfolio	976,103,161	171,371,878
Variable Rate Preferred Portfolio	302,404,818	—
VRDO Tax-Free Weekly Portfolio	—	—

Gains (losses) on in-kind transactions are generally not considered taxable gains (losses) for federal income tax purposes.

At October 31, 2015, the aggregate cost and the net unrealized appreciation (depreciation) of investments for tax purposes were as follows:

	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)	Cost
1-30 Laddered Treasury Portfolio	$2,933,519	$(656,357)	$2,277,162	$262,621,738
Build America Bond Portfolio	51,019,758	(11,713,999)	39,305,759	626,151,329
California AMT-Free Municipal Bond Portfolio	3,844,033	(593,279)	3,250,754	104,009,235
CEF Income Composite Portfolio	17,199,488	(70,996,482)	(53,796,994)	682,621,133
Chinese Yuan Dim Sum Bond Portfolio	505	(3,224,975)	(3,224,470)	84,154,052
Emerging Markets Sovereign Debt Portfolio	53,093,402	(132,102,410)	(79,009,008)	2,701,441,471
Fundamental Emerging Markets Local Debt Portfolio	41,865	(1,328,060)	(1,286,195)	5,501,121
Fundamental High Yield® Corporate Bond Portfolio	6,097,713	(22,647,201)	(16,549,488)	674,673,237
Fundamental Investment Grade Corporate Bond Portfolio	339,881	(340,552)	(671)	33,721,344

154

	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)	Cost
Global Short Term High Yield Bond Portfolio	$152,014	$(640,092)	$(488,078)	$27,341,274
International Corporate Bond Portfolio	1,377,483	(18,873,908)	(17,496,425)	203,715,112
LadderRite 0-5 Year Corporate Bond Portfolio	9,678	(16,575)	(6,897)	6,212,636
National AMT-Free Municipal Bond Portfolio	50,714,766	(4,041,166)	46,673,600	825,958,961
New York AMT-Free Municipal Bond Portfolio	2,610,824	(359,403)	2,251,421	47,772,537
Preferred Portfolio	76,639,091	(18,217,218)	58,421,873	3,175,996,444
Variable Rate Preferred Portfolio	2,083,434	(8,604,580)	(6,521,146)	400,405,023
VRDO Tax-Free Weekly Portfolio	—	—	—	80,305,000

Note 8. Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of in-kind transactions, foreign currency transactions, distributions and partnerships on October 31, 2015, amounts were reclassified between undistributed net investment income, undistributed net realized gain (loss) and Shares of beneficial interest. These reclassifications had no effect on the net assets of each Fund. For the fiscal year ended October 31, 2015, the reclassifications were as follows:

	Undistributed Net Investment Income (Loss)	Undistributed Net Realized Gain (Loss)	Shares of Beneficial Interest
1-30 Laddered Treasury Portfolio	$25,479	$(11,820,038)	$11,794,559
Build America Bond Portfolio	117,232	(7,592,973)	7,475,741
California AMT-Free Municipal Bond Portfolio	—	—	—
CEF Income Composite Portfolio	(953,491)	(838,828)	1,792,319
Chinese Yuan Dim Sum Bond Portfolio	(2,908,308)	2,908,308	—
Emerging Markets Sovereign Debt Portfolio	—	(4,317,761)	4,317,761
Fundamental Emerging Markets Local Debt Portfolio	(172,851)	172,851	—
Fundamental High Yield® Corporate Bond Portfolio	128,278	5,132,280	(5,260,558)
Fundamental Investment Grade Corporate Bond Portfolio	2,800	27,923	(30,723)
Global Short Term High Yield Bond Portfolio	—	351,484	(351,484)
International Corporate Bond Portfolio	(4,843,575)	6,962,209	(2,118,634)
LadderRite 0-5 Year Corporate Bond Portfolio	—	3,657	(3,657)
National AMT-Free Municipal Bond Portfolio	—	—	—
New York AMT-Free Municipal Bond Portfolio	—	—	—
Preferred Portfolio	455,363	(16,433,856)	15,978,493
Variable Rate Preferred Portfolio	6,403	(12,303)	5,900
VRDO Tax-Free Weekly Portfolio	140,904	—	(140,904)

Note 9. Trustees’ and Officer’s Fees

Trustees’ and Officer’s Fees include amounts accrued by the Funds to pay remuneration to each Trustee who is not an “interested person” as defined in the 1940 Act (an “Independent Trustee”) and an Officer of the Trust. The Adviser, as a result of each Fund’s unitary management fee, pays for such compensation. The Trustee who is an “interested person” of the Trust does not receive any Trustees’ fees.

The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, an Independent Trustee who has executed a Deferred Fee Agreement (a “Participating Trustee”) may defer receipt of all or a portion of his compensation (“Deferral Fees”). Such Deferral Fees are deemed to be invested in select PowerShares Funds. The Deferral Fees payable to the Participating Trustee are valued as of the date such Deferral Fees would have been paid to the Participating Trustee. The value increases with contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected. Obligations under the Plan represent unsecured claims against the general assets of the Funds.

Note 10. Capital

Shares are created and redeemed by each Fund only in Creation Units of 50,000 Shares (100,000 Shares for Emerging Markets Sovereign Debt Portfolio, Fundamental High Yield® Corporate Bond Portfolio and Variable Rate Preferred Portfolio). Only Authorized Participants are permitted to purchase or redeem Creation Units from the Funds. For 1-30 Laddered Treasury Portfolio, CEF Income

155

Composite Portfolio, Emerging Markets Sovereign Debt Portfolio, Fundamental High Yield® Corporate Bond Portfolio, Fundamental Investment Grade Corporate Bond Portfolio, Global Short Term High Yield Bond Portfolio, International Corporate Bond Portfolio, LadderRite 0-5 Year Corporate Bond Portfolio, Preferred Portfolio and Variable Rate Preferred Portfolio, Creation Units are principally permitted in exchange for Deposit Securities, with a balancing cash component to equate the transaction to the NAV per Share of a Fund of the Trust on the transaction date. However, for such Funds, cash in an amount equivalent to the value of certain securities may be substituted, generally when the securities are not available in sufficient quantity for delivery, not eligible for trading by the Authorized Participant or as a result of other market circumstances. For Build America Bond Portfolio, California AMT-Free Municipal Bond Portfolio, Chinese Yuan Dim Sum Bond Portfolio, Fundamental Emerging Markets Local Debt Portfolio, National AMT-Free Municipal Bond Portfolio, New York AMT-Free Municipal Bond Portfolio and VRDO Tax-Free Weekly Portfolio, such transactions are principally in exchange for the deposit or delivery of cash.

To the extent that the Funds permit transactions in exchange for Deposit Securities, each Fund may issue Shares in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. In accordance with the Trust’s Participant Agreement, Creation Units will be issued to an Authorized Participant, notwithstanding the fact that the corresponding Deposit Securities have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Adviser may change from time to time, of the value of the missing Deposit Securities.

Build America Bond Portfolio, California AMT-Free Municipal Bond Portfolio, Chinese Yuan Dim Sum Bond Portfolio, Fundamental Emerging Markets Local Debt Portfolio, International Corporate Bond Portfolio and National AMT-Free Municipal Bond Portfolio charge certain transaction fees for creations and redemptions, which are treated as increases in capital. Such fees are shown in the Statements of Changes in Net Assets as Transaction fees.

Transactions in each Fund’s Shares are disclosed in detail in the Statements of Changes in Net Assets.

Note 11. Indemnifications

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Independent Trustee is also indemnified against certain liabilities arising out of the performance of his duties to the Trust pursuant to an Indemnification Agreement between the Independent Trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust believes the risk of loss to be remote.

Note 12. Subsequent Event

At a meeting held on December 17, 2015, the Board of Trustees of the Trust approved the termination and winding down of Fundamental Emerging Markets Local Debt Portfolio, with the liquidation payment to shareholders expected to take place on or about March 25, 2016. Investors, who have elected not to sell their shares before March 18, 2016, will receive cash equal to the amount of the net asset value of their shares, which will include any capital gains and dividends, on or about March 25, 2016.

156

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of PowerShares Exchange-Traded Fund Trust II:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of PowerShares 1-30 Laddered Treasury Portfolio, PowerShares Build America Bond Portfolio, PowerShares California AMT-Free Municipal Bond Portfolio, PowerShares CEF Income Composite Portfolio, PowerShares Chinese Yuan Dim Sum Bond Portfolio, PowerShares Emerging Markets Sovereign Debt Portfolio, PowerShares Fundamental Emerging Markets Local Debt Portfolio, PowerShares Fundamental High Yield® Corporate Bond Portfolio, PowerShares Fundamental Investment Grade Corporate Bond Portfolio, PowerShares Global Short Term High Yield Bond Portfolio, PowerShares International Corporate Bond Portfolio, PowerShares LadderRite 0-5 Year Corporate Bond Portfolio, PowerShares National AMT-Free Municipal Bond Portfolio, PowerShares New York AMT-Free Municipal Bond Portfolio, PowerShares Preferred Portfolio, PowerShares Variable Rate Preferred Portfolio, and PowerShares VRDO Tax-Free Weekly Portfolio (each an individual portfolio of PowerShares Exchange-Traded Fund Trust II, hereafter referred to as the “Funds”) at October 31, 2015, the results of each of their operations for the year then ended, and the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2015 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations of security purchases have not been received, provide a reasonable basis for our opinion. As disclosed in Note 12 to the financial statements, the PowerShares Fundamental Emerging Markets Local Debt Portfolio will liquidate after the close of business on March 18, 2016.

PricewaterhouseCoopers LLP

Chicago, IL

December 23, 2015

157

Fees and Expenses

As a shareholder of a Fund of the PowerShares Exchange-Traded Fund Trust II, you incur a unitary management fee. In addition to the unitary management fee, a shareholder may pay distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses (including acquired fund fees and expenses, if any). The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of 1,000 invested at the beginning of the period and held through the six-month period ended October 31, 2015.

In addition to the fees and expenses which the PowerShares CEF Income Composite Portfolio (the “Portfolio”) bears directly, the Portfolio indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Portfolio invests. The amount of fees and expenses incurred indirectly by the Portfolio will vary because the investment companies have varied expenses and fee levels and the Portfolio may own different proportions of the investment companies at different times. Estimated investment companies’ expenses are not expenses that are incurred directly by the Portfolio. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Portfolio invests in. The effect of the estimated investment companies’ expenses that the Portfolio bears indirectly is included in the Portfolio’s total return.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by 1,000 (for example, an 8,600 account value divided by 1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by a Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
PowerShares 1-30 Laddered Treasury Portfolio (PLW)
Actual	$1,000.00	$998.66	0.25%	$1.26
Hypothetical (5% return before expenses)	1,000.00	1,023.95	0.25	1.28
PowerShares Build America Bond Portfolio (BAB)
Actual	1,000.00	995.47	0.28	1.41
Hypothetical (5% return before expenses)	1,000.00	1,023.79	0.28	1.43
PowerShares California AMT-Free Municipal Bond Portfolio (PWZ)
Actual	1,000.00	1,017.84	0.28	1.42
Hypothetical (5% return before expenses)	1,000.00	1,023.79	0.28	1.43
PowerShares CEF Income Composite Portfolio (PCEF)
Actual	1,000.00	951.49	0.50	2.46
Hypothetical (5% return before expenses)	1,000.00	1,022.68	0.50	2.55

158

Fees and Expenses (continued)

	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
PowerShares Chinese Yuan Dim Sum Bond Portfolio (DSUM)
Actual	$1,000.00	$999.13	0.45%	$2.27
Hypothetical (5% return before expenses)	1,000.00	1,022.94	0.45	2.29
PowerShares Emerging Markets Sovereign Debt Portfolio (PCY)
Actual	1,000.00	1,003.78	0.50	2.53
Hypothetical (5% return before expenses)	1,000.00	1,022.68	0.50	2.55
PowerShares Fundamental Emerging Markets Local Debt Portfolio (PFEM)
Actual	1,000.00	908.92	0.50	2.41
Hypothetical (5% return before expenses)	1,000.00	1,022.68	0.50	2.55
PowerShares Fundamental High Yield® Corporate Bond Portfolio (PHB)
Actual	1,000.00	978.02	0.50	2.49
Hypothetical (5% return before expenses)	1,000.00	1,022.68	0.50	2.55
PowerShares Fundamental Investment Grade Corporate Bond Portfolio (PFIG)
Actual	1,000.00	996.07	0.22	1.11
Hypothetical (5% return before expenses)	1,000.00	1,024.10	0.22	1.12
PowerShares Global Short Term High Yield Bond Portfolio (PGHY)
Actual	1,000.00	1,018.47	0.35	1.78
Hypothetical (5% return before expenses)	1,000.00	1,023.44	0.35	1.79
PowerShares International Corporate Bond Portfolio (PICB)
Actual	1,000.00	968.58	0.50	2.48
Hypothetical (5% return before expenses)	1,000.00	1,022.68	0.50	2.55
PowerShares LadderRite 0-5 Year Corporate Bond Portfolio (LDRI)
Actual	1,000.00	1,004.23	0.22	1.11
Hypothetical (5% return before expenses)	1,000.00	1,024.10	0.22	1.12
PowerShares National AMT-Free Municipal Bond Portfolio (PZA)
Actual	1,000.00	1,016.15	0.28	1.42
Hypothetical (5% return before expenses)	1,000.00	1,023.79	0.28	1.43
PowerShares New York AMT-Free Municipal Bond Portfolio (PZT)
Actual	1,000.00	1,014.80	0.28	1.42
Hypothetical (5% return before expenses)	1,000.00	1,023.79	0.28	1.43
PowerShares Preferred Portfolio (PGX)
Actual	1,000.00	1,030.98	0.50	2.56
Hypothetical (5% return before expenses)	1,000.00	1,022.68	0.50	2.55
PowerShares Variable Rate Preferred Portfolio (VRP)
Actual	1,000.00	995.03	0.50	2.51
Hypothetical (5% return before expenses)	1,000.00	1,022.68	0.50	2.55
PowerShares VRDO Tax-Free Weekly Portfolio (PVI)
Actual	1,000.00	999.19	0.25	1.26
Hypothetical (5% return before expenses)	1,000.00	1,023.95	0.25	1.28

(1)	Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-month period ended October 31, 2015. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 184/365. Expense ratios for the most recent six-month period may differ from expense ratios based on the annualized data in the Financial Highlights.

159

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

Each Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2015:

	Qualified Interest Income*	Qualified Dividend Income*	Corporate Dividends Received Deduction*	Tax Exempt Income*	Long-Term Capital Gain
PowerShares 1-30 Laddered Treasury Portfolio	100%	0%	0%	0%	$—
PowerShares Build America Bond Portfolio	100%	0%	0%	0%	—
PowerShares California AMT-Free Municipal Bond Portfolio	0%	0%	0%	99%	—
PowerShares CEF Income Composite Portfolio	0%	18%	17%	0%	—
PowerShares Chinese Yuan Dim Sum Bond Portfolio	0%	0%	0%	0%	—
PowerShares Emerging Markets Sovereign Debt Portfolio	0%	0%	0%	0%	—
PowerShares Fundamental Emerging Markets Local Debt Portfolio	0%	0%	0%	0%	—
PowerShares Fundamental High Yield® Corporate Bond Portfolio	100%	0%	0%	0%	—
PowerShares Fundamental Investment Grade Corporate Bond Portfolio	100%	0%	0%	0%	—
PowerShares Global Short Term High Yield Bond Portfolio	54%	0%	0%	0%	—
PowerShares International Corporate Bond Portfolio	0%	0%	0%	0%	12,104
PowerShares LadderRite 0-5 Year Corporate Bond Portfolio	100%	0%	0%	0%	—
PowerShares National AMT-Free Municipal Bond Portfolio	0%	0%	0%	100%	—
PowerShares New York AMT-Free Municipal Bond Portfolio	0%	0%	0%	100%	—
PowerShares Preferred Portfolio	0%	64%	62%	0%	—
PowerShares Variable Rate Preferred Portfolio	0%	48%	46%	0%	3,826
PowerShares VRDO Tax-Free Weekly Portfolio	0%	0%	0%	0%	—

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

160

Trustees and Officers

The Independent Trustees, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex overseen by each Independent Trustee and the other directorships, if any, held by each Independent Trustee are shown below.

The Trustees and officers information is current as of October 31, 2015.

Name, Address and Year of Birth of Independent Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustee	Other Directorships Held by Independent Trustee During the Past 5 Years
Ronn R. Bagge - 1958 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Nominating and Governance Committee and Trustee	Chairman of the Nominating and Governance Committee and Trustee since 2007	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).	125	None

Todd J. Barre - 1957 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2010	Assistant Professor of Business, Trinity Christian College (2010-Present); formerly Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	125	None

Marc M. Kole - 1960 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Audit Committee and Trustee	Chairman of the Audit Committee since 2008; Trustee since 2007	Senior Director of Finance, By The Hand Club for Kids (2015-Present); Formerly: Chief Financial Officer, Hope Network (social services) (2008-2012); Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Senior Vice President of Finance, United Healthcare (2004-2005); Chief Accounting Officer, Senior Vice President of Finance, Oxford Health Plans (2000-2004); Audit Partner, Arthur Andersen LLP (1996-2000).	125	None

Yung Bong Lim - 1964 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Investment Oversight Committee and Trustee	Chairman of the Investment Oversight Committee since 2014; Trustee since 2013	Managing Partner, Residential Dynamics Group LLC (2008-Present); formerly, Managing Director, Citadel Investment Group, L.L.C. (1999-2007).	125	None

*	This is the date the Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all exchange-traded fund trusts (including all of their portfolios) advised by the Adviser. At October 31, 2015, the “Fund Family” consisted of the Trust’s 66 portfolios and four other exchange-traded fund trusts with 59 portfolios advised by the Adviser.

161

Trustees and Officers (continued)

Name, Address and Year of Birth of Independent Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustee	Other Directorships Held by Independent Trustee During the Past 5 Years
Philip M. Nussbaum - 1961 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2007	Chairman, Performance Trust Capital Partners (2004-Present).	125	None

Gary R. Wicker - 1961 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2013	Senior Vice President of Global Finance and Chief Financial Officer at RBC Ministries (publishing company) (2013-Present); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (A division of Harper Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005-2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider).	125	None

Donald H. Wilson - 1959 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Board and Trustee	Chairman since 2012; Trustee since 2007	Chairman and Chief Executive Officer, Stone Pillar Advisors, Ltd. (2010-Present); formerly, Chairman, President and Chief Executive Officer, Community Financial Shares, Inc. and Community Bank—Wheaton/Glen Ellyn (subsidiary) (2013-2015); Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	125	None

*	This is the date the Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all exchange-traded fund trusts (including all of their portfolios) advised by the Adviser. At October 31, 2015, the “Fund Family” consisted of the Trust’s 66 portfolios and four other exchange-traded fund trusts with 59 portfolios advised by the Adviser.

162

Trustees and Officers (continued)

The Trustee who is an “interested person” (the “Non-Independent Trustee”) and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by the Non-Independent Trustee and the other directorships, if any, held by the Non-Independent Trustee are shown below.

Name, Address and Year of Birth of Non-Independent Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Non-Independent Trustee	Other Directorships Held by Non-Independent Trustee During the Past 5 Years
Kevin M. Carome - 1956 Invesco Ltd. Two Peachtree Pointe, 1555 Peachtree St., N.E., Suite 1800 Atlanta, GA 30309	Trustee	Since 2010	Senior Managing Director, Secretary and General Counsel, Invesco Ltd. (2006-Present); Director, Invesco Advisers, Inc. (2009-Present); Director, Invesco Finance PLC, INVESCO Funds Group, Inc., and Invesco Holding Company Limited; Director and Executive Vice President, Invesco Finance, Inc., Invesco Group Services, Inc., Invesco Investments (Bermuda) Ltd., Invesco North American Holdings, Inc., and IVZ, Inc. and Invesco Asset Management (Bermuda) Ltd.; Manager, Horizon Flight Works LLC; Director and Secretary, IVZ Bahamas Private Limited; formerly, Senior Vice President, Secretary and General Counsel, Invesco Advisers, Inc. (2003-2005); Senior Vice President and General Counsel, Liberty Financial Companies, Inc. (2000-2001); General Counsel of certain investment management subsidiaries of Liberty Financial Companies, Inc. (1998-2000); Associate General Counsel, Liberty Financial Companies, Inc. (1993-1998); Associate, Ropes & Gray LLP.	125	None

*	This is the date the Non-Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all exchange-traded fund trusts (including all of their portfolios) advised by the Adviser. At October 31, 2015, the “Fund Family” consisted of the Trust’s 66 portfolios and four other exchange-traded fund trusts with 59 portfolios advised by the Adviser.

163

Trustees and Officers (continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Andrew Schlossberg - 1974 Invesco Management Group, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046	President	Since 2009	President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2009-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Managing Director—U.S. Strategy and Marketing (2010-Present) and Principal Executive Officer (2015-Present), Invesco PowerShares Capital Management LLC; Managing Director, Head of U.S. Retail Distribution (2012-Present) and Global ETFs (2010-Present) for Invesco Ltd.; and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2009-Present); formerly, Mr. Schlossberg served in multiple roles within Invesco, including head of corporate development, as well as global leadership roles in strategy and product development in the company’s North American Institutional and Retirement divisions (2002-2007), Managing Director, U.S. head of business strategy and chief marketing officer for Invesco Ltd. in the United States (2008-2012) and Director, Invesco Distributors, Inc. (2012-2015).

Peter Hubbard - 1981 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2009	Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2009-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Vice President and Director of Portfolio Management—Invesco PowerShares Capital Management LLC (2008-Present); formerly, Portfolio Manager, Invesco PowerShares Capital Management LLC (2007-2008); Research Analyst, Invesco PowerShares Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

David Warren - 1957 Invesco Canada Ltd. 5140 Yonge Street Suite 800 Toronto, Ontario M2N 6X7	Vice President	Since 2009	Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2009-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Managing Director—Chief Administrative Officer, Americas, Invesco PowerShares Capital Management LLC; Senior Vice President, Invesco Advisers, Inc. (2009-Present); Director, Executive Vice President and Chief Financial Officer, Invesco Inc. (2009-Present); Senior Vice President, Invesco Management Group, Inc. (2007-Present); Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) and Chief Administrative Officer, North American Retail, Invesco Ltd. (2007-Present); Director, Invesco Canada Holdings Inc. (2002-Present), Invesco Corporate Class Inc., and Invesco Canada Fund Inc.; Director, Invesco Financial Services Ltd. and Trimark Investments Ltd. (2014-Present); formerly, Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) (2000-2006).

Sheri Morris - 1964 Invesco Management Group, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Vice President	Since 2012	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2009-Present) and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2012-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); formerly, Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust (2011-2013); Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

*	This is the date the Officers began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

164

Trustees and Officers (continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Rudolf E. Reitmann - 1971 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2013	Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2013-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Head of Global Exchange Traded Funds Operations, Invesco PowerShares Capital Management LLC (2013-Present).

Daniel E. Draper - 1968 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2013	Senior Vice President, Invesco Distributors, Inc. (2014-Present); Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2013-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Managing Director, Invesco PowerShares Capital Management LLC (2013-Present); formerly, Managing Director, Credit Suisse Asset Management (2010-2013) and Lyxor Asset Management/Societe Generale (2007-2010).

Steven M. Hill - 1964 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President and Treasurer	Since 2013	Vice President and Treasurer of PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2013-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Head of Global ETF Administration, Invesco PowerShares Capital Management LLC (2011-Present); Principal Financial and Accounting Officer—Investment Pools, Invesco PowerShares Capital Management LLC (2015-Present); formerly, Senior Managing Director and Chief Financial Officer, Destra Capital Management LLC and its subsidiaries (2010-2011); Chief Financial Officer, Destra Investment Trust and Destra Investment Trust II (2010-2011); Senior Managing Director, Claymore Securities, Inc. (2003-2010); and Chief Financial Officer, Claymore sponsored mutual funds (2003-2010).

Christopher Joe - 1969 Invesco PowerShares Capital Management LLC 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Chief Compliance Officer	Since 2012	Chief Compliance Officer of Invesco PowerShares Capital Management LLC (2015-Present); Chief Compliance Officer of PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2012-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); formerly, Chief Compliance Officer, Invesco Investment Advisers, LLC (registered investment adviser) (2010-2013), U.S. Compliance Director, Invesco, Ltd. (2006-2014) and Deputy Chief Compliance Officer of Invesco Advisers, Inc. (2014-2015).

Anna Paglia - 1974 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Secretary	Since 2011	Secretary, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2011-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Head of Legal (2010-Present) and Secretary (2015-Present), Invesco PowerShares Capital Management LLC; formerly, Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010); Associate Counsel at Barclays Global Investors Ltd. (2004-2006).

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request at (800) 983-0903.

*	This is the date the Officers began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

165

(This Page Intentionally Left Blank)

Proxy Voting Policies and Procedures

A description of the Trust’s proxy voting policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 983-0903. This information is also available on the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov.

Information regarding how each Funds voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request, by (i) calling (800) 983-0903; or (ii) accessing the Trust’s Form N-PX on the Commission’s website at www.sec.gov.

Quarterly Portfolios

The Trust files its complete schedule of portfolio holdings for the Funds with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Frequency Distribution of Discounts and Premiums

A table showing the number of days the market price of each Fund’s shares was greater than the Fund’s net asset value, and the number of days it was less than the Fund’s net asset value (i.e., premium or discount) for the most recently completed calendar year, and the calendar quarters since that year end (or the life of the Fund, if shorter) may be found at the Fund’s website at www.invescopowershares.com.

©2015 Invesco PowerShares Capital Management LLC		P-PS-AR-9
3500 Lacey Road, Suite 700 Downers Grove, IL 60515
invescopowershares.com 800.983.0903	@PowerShares

October 31, 2015

2015 Annual Report to Shareholders

DWAS	PowerShares DWA SmallCap Momentum Portfolio

DWTR	PowerShares DWA Tactical Sector Rotation Portfolio

PSCD	PowerShares S&P SmallCap Consumer Discretionary Portfolio

PSCC	PowerShares S&P SmallCap Consumer Staples Portfolio

PSCE	PowerShares S&P SmallCap Energy Portfolio

PSCF	PowerShares S&P SmallCap Financials Portfolio

PSCH	PowerShares S&P SmallCap Health Care Portfolio

PSCI	PowerShares S&P SmallCap Industrials Portfolio

PSCT	PowerShares S&P SmallCap Information Technology Portfolio

PSCM	PowerShares S&P SmallCap Materials Portfolio

PSCU	PowerShares S&P SmallCap Utilities Portfolio

The Market Environment	3

Manager’s Analysis	4

SmallCap Sector Portfolios

Schedules of Investments

PowerShares DWA SmallCap Momentum Portfolio (DWAS)	26

PowerShares DWA Tactical Sector Rotation Portfolio (DWTR)	29

PowerShares S&P SmallCap Consumer Discretionary Portfolio (PSCD)	30

PowerShares S&P SmallCap Consumer Staples Portfolio (PSCC)	32

PowerShares S&P SmallCap Energy Portfolio (PSCE)	33

PowerShares S&P SmallCap Financials Portfolio (PSCF)	34

PowerShares S&P SmallCap Health Care Portfolio (PSCH)	36

PowerShares S&P SmallCap Industrials Portfolio (PSCI)	38

PowerShares S&P SmallCap Information Technology Portfolio (PSCT)	40

PowerShares S&P SmallCap Materials Portfolio (PSCM)	42

PowerShares S&P SmallCap Utilities Portfolio (PSCU)	43

Statements of Assets and Liabilities	44

Statements of Operations	46

Statements of Changes in Net Assets	48

Financial Highlights	52

Notes to Financial Statements	58

Report of Independent Registered Public Accounting Firm	68

Fees and Expenses	69

Tax Information	71

Trustees and Officers	72

Board Considerations Regarding Approval of Investment Advisory Agreement for PowerShares Russell 1000 Low Beta Equal Weight Portfolio, PowerShares FTSE International Low Beta Equal Weight Portfolio and PowerShares DWA Tactical Sector Rotation Portfolio	77

2

The Market Environment

US Equity

The US economy improved slowly, but steadily, during the fiscal year ended October 31, 2015—although the health of individual economic sectors varied dramatically. The headline story was the continued slowdown in energy markets, as oil prices plummeted when too much supply overwhelmed slowing global demand. However, the more subtle story, which drove the economy forward during the fiscal year, was the improved position of the US consumer.

As the reporting period began in late 2014, economic growth appeared to be stronger in the US than in the rest of the world. US equity markets were recovering from the initial crash of oil prices when OPEC added additional uncertainty by deciding to maintain high production despite low prices and slowing global growth. In this environment, commodity-based economies and most currencies underperformed those of the US. The continued strengthening of the US consumer led US equity markets higher through the spring. Continued low interest rates, the increasing availability of credit from lenders and an improving employment picture all contributed to higher consumer confidence. This strength also helped the markets overcome fears that Greece and the eurozone would fail to reach an agreement on a financial bailout plan. In the summer of 2015, however, US equity markets moved sharply lower. A significant downturn in China’s financial markets and weak global economic growth led the US Federal Reserve to delay raising interest rates, which, in turn, increased investor uncertainty and market volatility. In October, however, US markets rallied, recovering from their earlier decline and finishing higher for the fiscal year.

3

DWAS	Manager’s Analysis
PowerShares DWA SmallCap Momentum Portfolio (DWAS)

As an index fund, the PowerShares DWA SmallCap Momentum Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Dorsey Wright® SmallCap Technical Leaders Index (the “Index”). The Fund generally will invest at least 90% of its total assets in equity securities of small capitalization companies that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, Dorsey, Wright & Associates, LLC (the “Index Provider”) includes securities in the Index pursuant to a proprietary selection methodology that is designed to identify listed companies that demonstrate powerful relative strength characteristics. “Relative strength” is an investing technique that seeks to determine the strongest performing securities by measuring certain factors, such as a security’s relative performance against the overall market or a security’s relative strength value, which is derived by comparing the rate of increase of the security’s price over a set period as compared to that of a benchmark index. The Index Provider selects securities for inclusion in the Index from an eligible universe of the smallest 2,000 constituents by market capitalization that trade on a U.S. exchange and that are included within the NASDAQ US Benchmark Index. The Index Provider assigns a relative strength score to each eligible security and selects approximately 200 securities with the greatest scores for inclusion in the Index. Component security weights are based on relative scores, with securities with higher scores receiving larger weights. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2015, on a market price basis, the Fund returned (0.08)%. On a net asset value (“NAV”) basis, the Fund returned (0.05)%. During the same time period, the Index returned 0.52%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred, as well as trading costs around quarterly rebalances during the period.

During this same time period, the Russell 2000® Index (the “Benchmark Index”) returned 0.34%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of small cap securities. The adviser provided this additional comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of a small cap, market cap weighted benchmark. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the small cap stock market.

Relative to the Benchmark Index, the Fund was most overweight in the health care sector and most underweight in the financials sector during the fiscal year ended October 31, 2015. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the Fund’s fees and operating expenses as well as the stock selection in the health care, energy and industrials sectors.

For the fiscal year ended October 31, 2015, the financials sector contributed most significantly to the Fund’s return, followed by the materials and information technology sectors, respectively. The energy sector detracted most significantly from the Fund’s return, followed by the health care and industrials sectors, respectively.

Positions that contributed most significantly to the Fund’s return included US Concrete, Inc., a materials company (portfolio average weight of 1.43%), and LendingTree, Inc., a financials company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return included Puma Biotechnology, Inc., a health care company (no longer held at fiscal year-end), and Exact Sciences Corporation, a health care company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2015
Health Care	26.2
Financials	22.4
Consumer Discretionary	16.8
Information Technology	14.8
Industrials	8.2
Materials	5.3
Consumer Staples	3.1
Telecommunication Services	2.4
Energy	0.8
Money Market Fund Plus Other Assets Less Liabilities	(0.0)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2015
Security
US Concrete, Inc.	1.9
Lithia Motors, Inc., Class A	1.5
MarketAxess Holdings, Inc.	1.5
Headwaters, Inc.	1.4
Starz, Class A	1.4
On Assignment, Inc.	1.3
Cantel Medical Corp.	1.3
FBL Financial Group, Inc., Class A	1.3
HFF, Inc., Class A	1.2
Anacor Pharmaceuticals, Inc.	1.1
Total	13.9

*	Excluding money market fund holdings.

4

PowerShares DWA SmallCap Momentum Portfolio (DWAS) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2015

	1 Year	3 Years Average Annualized	3 Years Cumulative	Fund Inception†
Index				Average Annualized	Cumulative
Dorsey Wright® SmallCap Technical Leaders Index	0.52%	14.99%	52.04%	14.88%	57.68%
Russell 2000® Index	0.34	13.90	47.77	13.47	51.39
Fund
NAV Return	(0.05)	14.29	49.29	14.17	54.55
Market Price Return	(0.08)	14.38	49.66	14.12	54.32

Fund Inception: July 19, 2012

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.60% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

5

DWTR	Manager’s Analysis
PowerShares DWA Tactical Sector Rotation Portfolio (DWTR)

As an index fund, the PowerShares DWA Tactical Sector Rotation Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Dorsey Wright® Sector 4 Index (Net) (the “Index”). The Fund generally will invest at least 90% of its total assets in securities that comprise the Index. The Fund is a “fund of funds,” meaning that it invests its assets in the shares of other exchange-traded funds (“ETFs”) eligible for inclusion in the Index, rather than in securities of individual companies. The Fund also may invest in 1- to 6-month U.S. Treasury Bills included in the Index. The underlying funds included in the Index are ETFs advised by the Fund’s adviser or its affiliates (“PowerShares ETF’s”).

Strictly in accordance with its guidelines and mandated procedures, Dorsey, Wright & Associates, LLC (the “Index Provider” or “Dorsey Wright”) compiles, maintains and calculates the Index which, at any given time, is composed of up to four PowerShares ETFs from an eligible universe of nine PowerShares ETFs, each of which is designed to seek to track separate sector-specific underlying indexes. Each PowerShares ETF’s underlying index also is compiled and maintained by the Index Provider. The PowerShares ETFs that are eligible for inclusion in the Index represent the nine macroeconomic sectors of the U.S. equity markets. The Index seeks to gain exposure to the sectors of the U.S. equity markets that display the strongest relative strength, as evaluated on a monthly basis. “Relative strength” is the measurement of a security’s performance in a given universe as compared to the performance of all other securities in that universe. Therefore, at any given time, the components of the Index are those PowerShares ETFs that the Index Provider believes offer the greatest potential to outperform each other eligible PowerShares ETF.

The Fund commenced investment operations on October 7, 2015, and began trading on October 9, 2015. During the period from inception to October 31, 2015, on a market price basis, the Fund returned 1.81%. On a net asset value (“NAV”) basis, the Fund returned 1.73%. During the same time period, the Index returned 1.73%. During the fiscal period, the Fund fully replicated the components of the Index.

During this same time period, the Russell® 3000 Index (the “Benchmark Index”) returned 2.67%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 3,010 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall U.S. stock market. The performance of the Fund differed from the Benchmark Index primarily due to the Fund’s thematic objective and weighting methodology across the underlying PowerShares ETFs.

Relative to the Benchmark Index, the Fund was most overweight in the consumer staples sector and most underweight in the financials sector during the fiscal period ended October 31, 2015. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to stock selection in the consumer discretionary sector.

For the fiscal period ended October 31, 2015, the consumer staples sector contributed most significantly to the Fund’s return, followed by the technology and consumer discretionary sectors, respectively. There were no detracting sectors.

Positions that contributed most significantly to the Fund’s return included PowerShares DWA Consumer Staples Momentum Portfolio, a PowerShares ETF holding positions in consumer staples companies (portfolio average weight of 26.22%), and PowerShares DWA Technology Momentum Portfolio, a PowerShares ETF holding positions in technology companies (portfolio average weight of 21.11%). There were no detracting positions.

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2015
Consumer Staples	27.6
Consumer Discretionary	26.1
Healthcare	24.7
Technology	21.6
Other Assets Less Liabilities	(0.0)

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of October 31, 2015
Security
PowerShares DWA Consumer Staples Momentum Portfolio	27.6
PowerShares DWA Consumer Cyclicals Momentum Portfolio	26.1
PowerShares DWA Healthcare Momentum Portfolio	24.7
PowerShares DWA Technology Momentum Portfolio	21.6
Total	100.0

6

PowerShares DWA Tactical Sector Rotation Portfolio (DWTR) (continued)

Fund Performance History as of October 31, 2015

Fund Inception†
Index	Cumulative
Dorsey Wright® Sector 4 Index (Net)††	1.73%
Russell 3000® Index	2.67
Fund
NAV Return	1.73
Market Price Return	1.81

Fund Inception: October 9, 2015

Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.75% includes the unitary management fee of 0.15% and acquired fund fees and expenses of 0.60%. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

††	Reflects invested dividends net of withholding taxes.

7

PSCD	Manager’s Analysis
PowerShares S&P SmallCap Consumer Discretionary Portfolio (PSCD)

As an index fund, the PowerShares S&P SmallCap Consumer Discretionary Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the S&P SmallCap 600® Capped Consumer Discretionary Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks of small capitalization U.S. consumer discretionary companies that comprise the Index. These companies are principally engaged in the business of providing consumer goods and services that are cyclical in nature, including, but not limited to, household durables, leisure products and services, apparel and luxury goods, computers and electronics, automobiles and auto components, hotel and restaurant services and television and other entertainment goods and services.

S&P Dow Jones Indices, LLC, a division of The McGraw-Hill-Companies, Inc., the Index provider, defines sectors according to the Global Industry Classification Standard (“GICS”) and compiles, maintains and calculates the Index strictly in accordance with its existing guidelines and mandated procedures. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2015, on a market price basis, the Fund returned 5.45%. On a net asset value (“NAV”) basis, the Fund returned 5.43%. During the same time period, the Index returned 5.68%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P SmallCap 600® Index (the “Benchmark Index”) returned 2.85%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of small cap securities. The adviser provided this additional comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of a broad-based market benchmark. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall U.S. small cap stock market.

Relative to the Benchmark Index, the Fund was most overweight in the specialty retail industry and most underweight in the real estate investment trusts (REITs) industry during the fiscal year ended October 31, 2015. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to the Fund’s concentration in the hotels, restaurants & leisure industry.

For the fiscal year ended October 31, 2015, the hotels, restaurants & leisure industry contributed most significantly to the Fund’s return, followed by the distributors and household durables industries, respectively. The specialty retail industry detracted most significantly from the Fund’s return, followed by the diversified consumer services and multi-line retail industries, respectively.

Positions that contributed most significantly to the Fund’s return included Skechers U.S.A., Inc., Class A, a textiles, apparel & luxury goods company (no longer held at fiscal year-end), and Pool Corp., a distributors company (portfolio average weight of 2.94%). Positions that detracted most significantly from the Fund’s return included Iconix Brand Group, Inc., a textiles, apparel & luxury goods company (portfolio average weight of 1.29%), and Lumber Liquidators Holdings, Inc., a specialty retail company (portfolio average weight of 0.92%).

Industry Breakdown (% of the Fund’s Net Assets) as of October 31, 2015
Specialty Retail	30.2
Hotels, Restaurants & Leisure	21.9
Textiles, Apparel & Luxury Goods	10.8
Household Durables	10.5
Auto Components	7.3
Distributors	6.0
Media	4.8
Diversified Consumer Services	2.7
Leisure Products	2.3
Internet & Catalog Retail	2.1
Multi-line Retail	0.8
Automobiles	0.6
Money Market Funds Plus Other Assets Less Liabilities	0.0

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2015
Security
Pool Corp.	3.9
Helen of Troy Ltd.	3.1
Lithia Motors, Inc., Class A	3.1
Monro Muffler Brake, Inc.	2.6
G-III Apparel Group Ltd.	2.4
Texas Roadhouse, Inc.	2.4
Pinnacle Entertainment, Inc.	2.3
Papa John’s International, Inc.	2.2
Group 1 Automotive, Inc.	2.2
Steven Madden Ltd.	2.2
Total	26.4

*	Excluding money market fund holdings.

8

PowerShares S&P SmallCap Consumer Discretionary Portfolio (PSCD) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2015

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception†
Index						Average Annualized	Cumulative
S&P SmallCap 600® Capped Consumer Discretionary Index	5.68%	16.64%	58.70%	15.78%	108.05%	13.41%	101.43%
S&P SmallCap 600® Index	2.85	16.06	56.34	14.44	96.33	13.14	98.74
Fund
NAV Return	5.43	16.37	57.59	15.49	105.42	13.11	98.50
Market Price Return	5.45	16.39	57.67	15.50	105.51	13.13	98.76

Fund Inception: April 7, 2010

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.29% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

9

PSCC	Manager’s Analysis
PowerShares S&P SmallCap Consumer Staples Portfolio (PSCC)

As an index fund, the PowerShares S&P SmallCap Consumer Staples Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the S&P SmallCap 600® Capped Consumer Staples Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks of small capitalization U.S. consumer staples companies that comprise the Index. These companies are principally engaged in the business of providing consumer goods and services that have noncyclical characteristics, including tobacco, food and beverage, and non-discretionary retail.

S&P Dow Jones Indices, LLC, a division of The McGraw-Hill-Companies, Inc., the Index provider, defines sectors according to the Global Industry Classification Standard (“GICS”) and compiles, maintains and calculates the Index strictly in accordance with its existing guidelines and mandated procedures. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2015, on a market price basis, the Fund returned 8.54%. On a net asset value (“NAV”) basis, the Fund returned 8.44%. During the same time period, the Index returned 8.61%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P SmallCap 600® Index (the “Benchmark Index”) returned 2.85%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of small cap securities. The adviser provided this additional comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of a broad-based market benchmark. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall U.S. small cap stock market.

Relative to the Benchmark Index, the Fund was most overweight in the food products industry and most underweight in the real estate investment trusts (REITs) industry during the fiscal year ended October 31, 2015. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to the Fund’s concentration in the household products industry.

For the fiscal year ended October 31, 2015, the household products industry contributed most significantly to the Fund’s return, followed by the beverages and food & staples retailing industries, respectively. The personal products industry was the only detracting industry.

Positions that contributed most significantly to the Fund’s return included Central Garden & Pet Co., Class A, a household products company (portfolio average weight of 4.27%), and Boston Beer Co., Inc., a beverages company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return included Darling Ingredients, Inc., a food products company (portfolio average weight of 11.62%), and Andersons, Inc. (The), a food & staples retailing company (portfolio average weight of 4.52%).

Industry Breakdown (% of the Fund’s Net Assets) as of October 31, 2015
Food Products	63.3
Household Products	10.0
Food & Staples Retailing	9.5
Personal Products	9.2
Tobacco	4.7
Other Assets Less Liabilities	3.3

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of October 31, 2015
Security
B&G Foods, Inc.	11.5
Snyders-Lance, Inc.	10.1
Darling Ingredients, Inc.	9.1
Cal-Maine Foods, Inc.	9.0
Seneca Foods Corp., Class A	4.8
Andersons, Inc. (The)	4.8
SpartanNash Co.	4.7
Sanderson Farms, Inc.	4.7
Calavo Growers, Inc.	4.7
J & J Snack Foods Corp.	4.7
Total	68.1

10

PowerShares S&P SmallCap Consumer Staples Portfolio (PSCC) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2015

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception†
Index						Average Annualized	Cumulative
S&P SmallCap 600® Capped Consumer Staples Index	8.61%	20.17%	73.55%	17.17%	120.80%	16.97%	139.20%
S&P SmallCap 600® Index	2.85	16.06	56.34	14.44	96.33	13.14	98.74
Fund
NAV Return	8.44	19.91	72.42	16.97	118.95	16.75	136.80
Market Price Return	8.54	20.05	73.02	16.97	118.99	16.77	137.02

Fund Inception: April 7, 2010

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.29% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

11

PSCE	Manager’s Analysis
PowerShares S&P SmallCap Energy Portfolio (PSCE)

As an index fund, the PowerShares S&P SmallCap Energy Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the S&P SmallCap 600® Capped Energy Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks of small capitalization U.S. energy companies that comprise the Index. These companies are principally engaged in the business of producing, distributing or servicing energy related products, including oil and gas exploration and production, refining, oil services and pipelines.

S&P Dow Jones Indices, LLC, a division of The McGraw-Hill-Companies, Inc., the Index provider, defines sectors according to the Global Industry Classification Standard (“GICS”) and compiles, maintains and calculates the Index strictly in accordance with its existing guidelines and mandated procedures. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2015, on a market price basis, the Fund returned (51.85)%. On a net asset value (“NAV”) basis, the Fund returned (51.89)%. During the same time period, the Index returned (51.78)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P SmallCap 600® Index (the “Benchmark Index”) returned 2.85%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of small cap securities. The adviser provided this additional comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of a broad-based market benchmark. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall U.S. small cap stock market.

Relative to the Benchmark Index, the Fund was most overweight in the energy equipment & services industry and most underweight in the real estate investment trusts (REITs) industry during the fiscal year ended October 31, 2015. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the Fund’s concentration in the energy equipment & services industry.

For the fiscal year ended October 31, 2015, there were no contributing industries. The energy equipment & services industry detracted most significantly from the Fund’s return, followed by the oil, gas & consumable fuels industry.

Positions that contributed most significantly to the Fund’s return included PDC Energy, Inc., an oil, gas & consumable fuels company (portfolio average weight of 8.71%), and Helix Energy Solutions Group, Inc., an energy equipment & services company (portfolio average weight of 0.28%). Positions that detracted most significantly from the Fund’s return included Bristow Group, Inc., an energy equipment & services company (portfolio average weight of 8.11%), and Exterran Holdings, Inc., an energy equipment & services company (portfolio average weight of 8.89%).

Industry Breakdown (% of the Fund’s Net Assets) as of October 31, 2015
Energy Equipment & Services	55.9
Oil, Gas & Consumable Fuels	44.0
Money Market Funds Plus Other Assets Less Liabilities	0.1

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2015
Security
PDC Energy, Inc.	13.2
Carrizo Oil & Gas, Inc.	10.9
Exterran Holdings, Inc.	8.2
Bristow Group, Inc.	6.6
SEACOR Holdings, Inc.	5.2
Synergy Resources Corp.	5.0
US Silica Holdings, Inc.	4.3
Green Plains, Inc.	4.1
Unit Corp.	3.6
Matrix Service Co.	3.4
Total	64.5

*	Excluding money market fund holdings.

12

PowerShares S&P SmallCap Energy Portfolio (PSCE) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2015

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception†
Index						Average Annualized	Cumulative
S&P SmallCap 600® Capped Energy Index	(51.78)%	(17.35)%	(43.53)%	(6.43)%	(28.27)%	(5.28)%	(26.07)%
S&P SmallCap 600® Index	2.85	16.06	56.34	14.44	96.33	13.14	98.74
Fund
NAV Return	(51.89)	(17.57)	(44.00)	(6.72)	(29.36)	(5.57)	(27.32)
Market Price Return	(51.85)	(17.52)	(43.88)	(6.70)	(29.32)	(5.53)	(27.17)

Fund Inception: April 7, 2010

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.29% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

13

PSCF	Manager’s Analysis
PowerShares S&P SmallCap Financials Portfolio (PSCF)

As an index fund, the PowerShares S&P SmallCap Financials Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the S&P SmallCap 600® Capped Financials Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks of small capitalization U.S. financial service companies that comprise the Index. These companies are principally engaged in the business of providing financial services and products, including banking, investment services, insurance and real estate finance services.

S&P Dow Jones Indices, LLC, a division of The McGraw-Hill-Companies, Inc., the Index provider, defines sectors according to the Global Industry Classification Standard (“GICS”) and compiles, maintains and calculates the Index strictly in accordance with its existing guidelines and mandated procedures. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2015, on a market price basis, the Fund returned 5.80%. On a net asset value (“NAV”) basis, the Fund returned 5.68%. During the same time period, the Index returned 5.96%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P SmallCap 600® Index (the “Benchmark Index”) returned 2.85%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of small cap securities. The adviser provided this additional comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of a broad-based market benchmark. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall U.S. small cap stock market.

Relative to the Benchmark Index, the Fund was most overweight in the real estate investment trusts (REITs) industry and most underweight in the health care equipment & supplies industry during the fiscal year ended October 31, 2015. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to the Fund’s concentration in the banks industry.

For the fiscal year ended October 31, 2015, the banks industry contributed most significantly to the Fund’s return, followed by the insurance and diversified financial services industries, respectively. The consumer finance industry detracted most significantly from the Fund’s return, followed by the capital markets and real estate investment trusts (REITs) industries, respectively.

Positions that contributed most significantly to the Fund’s return included MarketAxess Holdings, Inc., a capital markets company (no longer held at fiscal year-end), and Interactive Brokers Group, Inc., Class A, a capital markets company (portfolio average weight of 1.27%). Positions that detracted most significantly from the Fund’s return included FXCM Inc. Class A, a capital markets company (no longer held at fiscal year-end), and First Cash Financial Services, Inc., a consumer finance company (portfolio average weight of 0.83%).

Industry Breakdown (% of the Fund’s Net Assets) as of October 31, 2015
Banks	38.7
Real Estate Investment Trusts	31.0
Insurance	12.1
Thrifts & Mortgage Finance	6.6
Capital Markets	6.4
Consumer Finance	4.8
Real Estate Management & Development	0.3
Money Market Funds Plus Other Assets Less Liabilities	0.1

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2015
Security
PrivateBancorp, Inc.	2.2
EPR Properties	2.1
ProAssurance Corp.	1.8
PRA Group, Inc.	1.7
Healthcare Realty Trust, Inc.	1.7
Medical Properties Trust, Inc.	1.7
United Bankshares, Inc.	1.7
Home BancShares, Inc.	1.6
Texas Capital Bancshares, Inc.	1.6
Wintrust Financial Corp.	1.6
Total	17.7

*	Excluding money market fund holdings.

14

PowerShares S&P SmallCap Financials Portfolio (PSCF) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2015

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception†
Index						Average Annualized	Cumulative
S&P SmallCap 600® Capped Financials Index	5.96%	14.93%	51.80%	14.05%	92.95%	12.11%	88.90%
S&P SmallCap 600® Index	2.85	16.06	56.34	14.44	96.33	13.14	98.74
Fund
NAV Return	5.68	14.62	50.59	13.72	90.19	11.77	85.82
Market Price Return	5.80	14.68	50.82	13.76	90.51	11.78	85.91

Fund Inception: April 7, 2010

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.37% includes the unitary management fee of 0.29% and acquired fund fees and expenses of 0.08%. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

15

PSCH	Manager’s Analysis
PowerShares S&P SmallCap Health Care Portfolio (PSCH)

As an index fund, the PowerShares S&P SmallCap Health Care Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the S&P SmallCap 600® Capped Health Care Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks of small capitalization U.S. health care companies that comprise the Index. These companies are principally engaged in the business of providing health care-related products, facilities and services including, but not limited to, biotechnology, pharmaceuticals, medical technology and supplies.

S&P Dow Jones Indices, LLC, a division of The McGraw-Hill-Companies, Inc., the Index provider, defines sectors according to the Global Industry Classification Standard (“GICS”) and compiles, maintains and calculates the Index strictly in accordance with its existing guidelines and mandated procedures. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2015, on a market price basis, the Fund returned 14.12%. On a net asset value (“NAV”) basis, the Fund returned 13.96%. During the same time period, the Index returned 14.41%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P SmallCap 600® Index (the “Benchmark Index”) returned 2.85%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of small cap securities. The adviser provided this additional comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of a broad-based market benchmark. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall U.S. small cap stock market.

Relative to the Benchmark Index, the Fund was most overweight in the health care equipment & supplies industry and most underweight in the real estate investment trusts (REITs) industry during the fiscal year ended October 31, 2015. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to the Fund’s concentration in the health care equipment & supplies industry.

For the fiscal year ended October 31, 2015, the health care equipment & supplies industry contributed most significantly to the Fund’s return, followed by the health care providers & services and life sciences tools & services industries, respectively. The health care technology industry was the only detracting industry.

Positions that contributed most significantly to the Fund’s return included ABIOMED, Inc., a health care equipment & supplies company (portfolio average weight of 2.84%), and AmSurg Corp., a health care providers & services company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return included Kindred Healthcare, Inc., a health care providers & services company (portfolio average weight of 1.85%), and Mimedx Group, Inc., a biotechnology company (portfolio average weight of 0.38%).

Industry Breakdown (% of the Fund’s Net Assets) as of October 31, 2015
Health Care Equipment & Supplies	34.9
Health Care Providers & Services	26.4
Pharmaceuticals	15.6
Biotechnology	9.7
Health Care Technology	9.2
Life Sciences Tools & Services	4.2
Money Market Funds Plus Other Assets Less Liabilities	0.0

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2015
Security
ABIOMED, Inc.	3.6
Chemed Corp.	3.3
Prestige Brands Holdings, Inc.	3.3
Medidata Solutions, Inc.	3.0
Impax Laboratories, Inc.	2.9
NuVasive, Inc.	2.9
Medicines Co. (The)	2.9
Cantel Medical Corp.	2.7
Neogen Corp.	2.5
Masimo Corp.	2.3
Total	29.4

*	Excluding money market fund holdings.

16

PowerShares S&P SmallCap Health Care Portfolio (PSCH) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2015

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception†
Index						Average Annualized	Cumulative
S&P SmallCap 600® Capped Health Care Index	14.41%	26.46%	102.26%	22.82%	179.45%	20.51%	182.42%
S&P SmallCap 600® Index	2.85	16.06	56.34	14.44	96.33	13.14	98.74
Fund
NAV Return	13.96	26.06	100.32	22.45	175.24	20.14	177.74
Market Price Return	14.12	26.13	100.65	22.46	175.44	20.17	178.18

Fund Inception: April 7, 2010

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.29% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

17

PSCI	Manager’s Analysis
PowerShares S&P SmallCap Industrials Portfolio (PSCI)

As an index fund, the PowerShares S&P SmallCap Industrials Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the S&P SmallCap 600® Capped Industrials Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks of small capitalization U.S. industrials companies that comprise the Index. These companies are principally engaged in the business of providing industrial products and services including, but not limited to, engineering, heavy machinery, construction, electrical equipment, aerospace and defense and general manufacturing.

S&P Dow Jones Indices, LLC, a division of The McGraw-Hill-Companies, Inc., the Index provider, defines sectors according to the Global Industry Classification Standard (“GICS”) and compiles, maintains and calculates the Index strictly in accordance with its existing guidelines and mandated procedures. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2015, on a market price basis, the Fund returned 2.69%. On a net asset value (“NAV”) basis, the Fund returned 2.51%. During the same time period, the Index returned 2.82%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P SmallCap 600® Index (the “Benchmark Index”) returned 2.85%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of small cap securities. The adviser provided this additional comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of a broad-based market benchmark. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall U.S. small cap stock market.

Relative to the Benchmark Index, the Fund was most overweight in the machinery industry and most underweight in the real estate investment trusts (REITs) industry during the fiscal year ended October 31, 2015. The majority of the Fund’s slight underperformance relative to the Benchmark Index during the period can be attributed to fees and operating expenses that the Fund incurred during the period.

For the fiscal year ended October 31, 2015, the construction & engineering industry contributed most significantly to the Fund’s return, followed by the professional services and building products industries, respectively. The machinery industry detracted most significantly from the Fund’s return, followed by the road & rail and trading companies & distributors industries, respectively.

Positions that contributed most significantly to the Fund’s return included Dycom Industries, Inc., a communications equipment company (portfolio average weight of 1.59%), and Allegiant Travel Co., an airlines company (portfolio average weight of 2.18%). Positions that detracted most significantly from the Fund’s return included Saia, Inc., a road & rail company (portfolio average weight of 0.95%), and Moog, Inc., Class A, an aerospace & defense company (portfolio average weight of 2.44%).

Industry Breakdown (% of the Fund’s Net Assets) as of October 31, 2015
Machinery	20.9
Commercial Services & Supplies	17.1
Professional Services	10.5
Aerospace & Defense	10.1
Building Products	8.1
Construction & Engineering	7.3
Electrical Equipment	6.9
Airlines	5.0
Air Freight & Logistics	4.6
Road & Rail	4.6
Trading Companies & Distributors	3.1
Marine	1.8
Money Market Funds Plus Other Assets Less Liabilities	0.0

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2015
Security
Curtiss-Wright Corp.	3.0
EMCOR Group, Inc.	2.7
EnerSys	2.6
Healthcare Services Group, Inc.	2.4
Allegiant Travel Co.	2.4
Dycom Industries, Inc.	2.3
On Assignment, Inc.	1.9
Moog, Inc., Class A	1.9
Matson, Inc.	1.8
Barnes Group, Inc.	1.7
Total	22.7

*	Excluding money market fund holdings.

18

PowerShares S&P SmallCap Industrials Portfolio (PSCI) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2015

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception†
Index						Average Annualized	Cumulative
S&P SmallCap 600® Capped Industrials Index	2.82%	15.89%	55.65%	13.50%	88.36%	12.53%	92.85%
S&P SmallCap 600® Index	2.85	16.06	56.34	14.44	96.33	13.14	98.74
Fund
NAV Return	2.51	15.52	54.15	13.14	85.39	12.17	89.52
Market Price Return	2.69	15.61	54.53	13.15	85.47	12.19	89.68

Fund Inception: April 7, 2010

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.29% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

19

PSCT	Manager’s Analysis
PowerShares S&P SmallCap Information Technology Portfolio (PSCT)

As an index fund, the PowerShares S&P SmallCap Information Technology Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the S&P SmallCap 600® Capped Information Technology Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks of small capitalization U.S. information technology companies that comprise the Index. These companies are principally engaged in the business of providing information technology-related products and services including, but not limited, to computer hardware and software, internet, electronics and semiconductors, and communication technologies.

S&P Dow Jones Indices, LLC, a division of The McGraw-Hill-Companies, Inc., the Index provider, defines sectors according to the Global Industry Classification Standard (“GICS”) and compiles, maintains and calculates the Index strictly in accordance with its existing guidelines and mandated procedures. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2015, on a market price basis, the Fund returned 7.92%. On a net asset value (“NAV”) basis, the Fund returned 7.75%. During the same time period, the Index returned 8.06%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P SmallCap 600® Index (the “Benchmark Index”) returned 2.85%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of small cap securities. The adviser provided this additional comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of a broad-based market benchmark. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall U.S. small cap stock market.

Relative to the Benchmark Index, the Fund was most overweight in the electronic equipment instruments & components industry and most underweight in the real estate investment trusts (REITs) industry during the fiscal year ended October 31, 2015. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to the Fund’s concentration in the IT services industry.

For the fiscal year ended October 31, 2015, the IT services industry contributed most significantly to the Fund’s return, followed by the semiconductors & semiconductor equipment and software industries, respectively. The electronic equipment instruments & components industry detracted most significantly from the Fund’s return, followed by the communications equipment and technology hardware storage & peripherals industries, respectively.

Positions that contributed most significantly to the Fund’s return included Manhattan Associates, Inc., a software company (no longer held at fiscal year-end), and TriQuint Semiconductor, Inc., a semiconductors & semiconductor equipment company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return included Veeco Instruments, Inc., a semiconductors & semiconductor equipment company (portfolio average weight of 1.04%), and Synchronoss Technologies, Inc., a software company (portfolio average weight of 1.44%).

Industry Breakdown (% of the Fund’s Net Assets) as of October 31, 2015
Electronic Equipment, Instruments & Components	26.1
Semiconductors & Semiconductor Equipment	21.6
Software	13.6
IT Services	13.1
Internet Software & Services	11.3
Communications Equipment	10.3
Technology Hardware, Storage & Peripherals	4.0
Money Market Funds Plus Other Assets Less Liabilities	0.0

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2015
Security
j2 Global, Inc.	3.3
Microsemi Corp.	3.1
Blackbaud, Inc.	2.7
ViaSat, Inc.	2.7
Take-Two Interactive Software, Inc.	2.6
Heartland Payment Systems, Inc.	2.5
SYNNEX Corp.	2.4
CACI International, Inc., Class A	2.2
Monolithic Power Systems, Inc.	2.1
Littelfuse, Inc.	2.1
Total	25.7

*	Excluding money market fund holdings.

20

PowerShares S&P SmallCap Information Technology Portfolio (PSCT) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2015

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception†
Index						Average Annualized	Cumulative
S&P SmallCap 600® Capped Information Technology Index	8.06%	21.28%	78.39%	15.09%	101.94%	14.18%	109.15%
S&P SmallCap 600® Index	2.85	16.06	56.34	14.44	96.33	13.14	98.74
Fund
NAV Return	7.75	20.93	76.86	14.76	99.02	13.83	105.66
Market Price Return	7.92	21.03	77.28	14.80	99.37	13.86	106.02

Fund Inception: April 7, 2010

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.29% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

21

PSCM	Manager’s Analysis
PowerShares S&P SmallCap Materials Portfolio (PSCM)

As an index fund, the PowerShares S&P SmallCap Materials Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the S&P SmallCap 600® Capped Materials Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks of small capitalization U.S. basic materials companies that comprise the Index. These companies are principally engaged in the business of producing raw materials, including paper or wood products, chemicals, construction materials, and mining and metals.

S&P Dow Jones Indices, LLC, a division of The McGraw-Hill-Companies, Inc., the Index provider, defines sectors according to the Global Industry Classification Standard (“GICS”) and compiles, maintains and calculates the Index strictly in accordance with its existing guidelines and mandated procedures. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2015, on a market price basis, the Fund returned (20.88)%. On a net asset value (“NAV”) basis, the Fund returned (20.94)%. During the same time period, the Index returned (20.68)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P SmallCap 600® Index (the “Benchmark Index”) returned 2.85%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of small cap securities. The adviser provided this additional comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of a broad-based market benchmark. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall U.S. small cap stock market.

Relative to the Benchmark Index, the Fund was most overweight in the chemicals industry and most underweight in the real estate investment trusts (REITs) industry during the fiscal year ended October 31, 2015. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the Fund’s concentration in the metals & mining industry.

For the fiscal year ended October 31, 2015, the construction materials industry contributed most significantly to the Fund’s return, followed by the containers & packaging industry. The metals & mining industry detracted most significantly from the Fund’s return, followed by the chemicals and paper & forest products industries, respectively.

Positions that contributed most significantly to the Fund’s return included Headwaters, Inc., a construction materials company (portfolio average weight of 3.68%), and Balchem Corp., a chemicals company (portfolio average weight of 5.2%). Positions that detracted most significantly from the Fund’s return included SunCoke Energy, Inc., a metals & mining company (portfolio average weight of 2.74%), and Century Aluminum Co., a metals & mining company (portfolio average weight of 2.05%).

Industry Breakdown (% of the Fund’s Net Assets) as of October 31, 2015
Chemicals	47.5
Paper & Forest Products	26.9
Metals & Mining	19.4
Construction Materials	5.0
Containers & Packaging	1.2
Other Assets Less Liabilities	(0.0)

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of October 31, 2015
Security
Balchem Corp.	7.0
H.B. Fuller Co.	6.2
KapStone Paper and Packaging Corp.	6.1
Headwaters, Inc.	4.9
Kaiser Aluminum Corp.	4.6
Innospec, Inc.	4.3
Schweitzer-Mauduit International, Inc.	3.9
Boise Cascade Co.	3.8
Stillwater Mining Co.	3.7
Neenah Paper, Inc.	3.7
Total	48.2

22

PowerShares S&P SmallCap Materials Portfolio (PSCM) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2015

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception†
Index						Average Annualized	Cumulative
S&P SmallCap 600® Capped Materials Index	(20.68)%	5.70%	18.09%	6.79%	38.90%	6.53%	42.17%
S&P SmallCap 600® Index	2.85	16.06	56.34	14.44	96.33	13.14	98.74
Fund
NAV Return	(20.94)	5.36	16.94	6.47	36.80	6.21	39.85
Market Price Return	(20.88)	5.38	17.02	6.47	36.84	6.22	39.90

Fund Inception: April 7, 2010

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.29% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

23

PSCU	Manager’s Analysis
PowerShares S&P SmallCap Utilities Portfolio (PSCU)

As an index fund, the PowerShares S&P SmallCap Utilities Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the S&P SmallCap 600® Capped Utilities & Telecommunication Services Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks of small capitalization U.S. utility companies that comprise the Index. These companies are principally engaged in providing either energy, water, electric or natural gas utilities or providing telecommunications services. These companies may include, but are not limited to, companies that generate and supply electricity, including electricity wholesalers; distribute natural gas to customers; provide water to customers, as well as deal with associated wastewater; and provide land line or wireless telephone services.

S&P Dow Jones Indices, LLC, a division of The McGraw-Hill-Companies, Inc., the Index provider, defines sectors according to the Global Industry Classification Standard (“GICS”) and compiles, maintains and calculates the Index strictly in accordance with its existing guidelines and mandated procedures. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2015, on a market price basis, the Fund returned 13.52%. On a net asset value (“NAV”) basis, the Fund returned 13.43%. During the same time period, the Index returned 13.72%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P SmallCap 600® Index (the “Benchmark Index”) returned 2.85%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of small cap securities. The adviser provided this additional comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of a broad-based market benchmark. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall U.S. small cap stock market.

Relative to the Benchmark Index, the Fund was most overweight in the gas utilities industry and most underweight in the real estate investment trusts (REITs) industry during the fiscal year ended October 31, 2015. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to the Fund’s concentration in the gas utilities industry.

For the fiscal year ended October 31, 2015, the gas utilities industry contributed most significantly to the Fund’s return,

followed by the electric utilities and diversified telecommunication services industries, respectively. The wireless telecommunication services industry was the only detracting industry.

Positions that contributed most significantly to the Fund’s return included Piedmont Natural Gas Co., Inc., a gas utilities company (portfolio average weight of 9.79%), and UIL Holdings Corp., an electric utilities company (portfolio average weight of 8.66%). Positions that detracted most significantly from the Fund’s return included NTELOS Holdings Corp., a diversified telecommunication services company (no longer held at fiscal year-end), and Iridium Communications, Inc., a diversified telecommunication services company (portfolio average weight of 2.57%).

Industry Breakdown (% of the Fund’s Net Assets) as of October 31, 2015
Gas Utilities	42.6
Diversified Telecommunication Services	23.1
Electric Utilities	16.7
Multi-Utilities	11.7
Water Utilities	4.1
Wireless Telecommunication Services	1.8
Other Assets Less Liabilities	0.0

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of October 31, 2015
Security
Piedmont Natural Gas Co., Inc.	13.1
Southwest Gas Corp.	8.4
UIL Holdings Corp.	8.4
New Jersey Resources Corp.	7.9
NorthWestern Corp.	7.4
Laclede Group, Inc. (The)	4.5
Consolidated Communications Holdings, Inc.	4.4
South Jersey Industries, Inc.	4.4
El Paso Electric Co.	4.3
Avista Corp.	4.3
Total	67.1

24

PowerShares S&P SmallCap Utilities Portfolio (PSCU) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2015

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception†
Index						Average Annualized	Cumulative
S&P SmallCap 600® Capped Utilities & Telecommunication Services Index	13.72%	14.80%	51.29%	12.85%	83.04%	13.26%	99.91%
S&P SmallCap 600® Index	2.85	16.06	56.34	14.44	96.33	13.14	98.74
Fund
NAV Return	13.43	14.46	49.94	12.52	80.33	12.92	96.66
Market Price Return	13.52	14.51	50.16	12.54	80.50	12.93	96.77

Fund Inception: April 7, 2010

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.29% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

25

Schedule of Investments(a)

PowerShares DWA SmallCap Momentum Portfolio (DWAS)

October 31, 2015

Number of Shares		Value
	Common Stocks—100.0%
	Consumer Discretionary—16.8%
45,861	2U, Inc.(b)(c)	$962,164
26,845	Asbury Automotive Group, Inc.(c)	2,126,124
52,650	Bassett Furniture Industries, Inc.	1,682,694
37,846	CalAtlantic Group, Inc.(c)	1,441,554
121,688	Carrols Restaurant Group, Inc.(c)	1,431,051
33,539	Cheesecake Factory, Inc. (The)	1,616,580
11,755	Churchill Downs, Inc.	1,725,987
39,702	Cooper Tire & Rubber Co.	1,659,146
51,360	Culp, Inc.	1,541,314
141,396	Denny’s Corp.(c)	1,549,700
17,464	DineEquity, Inc.	1,457,371
46,370	Dorman Products, Inc.(b)(c)	2,164,552
33,563	Fiesta Restaurant Group, Inc.(c)	1,186,788
78,571	Gentherm, Inc.(c)	3,862,550
36,078	G-III Apparel Group Ltd.(c)	1,987,537
17,750	Helen of Troy Ltd.(c)	1,760,977
85,694	Isle of Capri Casinos, Inc.(c)	1,639,326
58,194	La-Z-Boy, Inc.	1,661,439
57,159	LGI Homes, Inc.(b)(c)	1,602,167
54,036	Lithia Motors, Inc., Class A	6,343,286
64,679	M/I Homes, Inc.(c)	1,484,383
23,099	Marriott Vacations Worldwide Corp.	1,487,576
31,260	Monro Muffler Brake, Inc.	2,318,554
59,401	Nutrisystem, Inc.	1,373,945
36,348	Papa John’s International, Inc.	2,550,539
92,151	Papa Murphy’s Holdings, Inc.(b)(c)	1,272,605
22,346	Pool Corp.	1,822,093
40,867	Popeyes Louisiana Kitchen, Inc.(c)	2,306,533
21,291	Red Robin Gourmet Burgers, Inc.(c)	1,594,483
103,647	Sequential Brands Group, Inc.(b)(c)	1,296,624
93,441	Skechers U.S.A., Inc., Class A(c)	2,915,359
115,821	Sportsman’s Warehouse Holdings, Inc.(c)	1,246,234
173,521	Starz, Class A(c)	5,814,689
43,665	Texas Roadhouse, Inc.	1,499,893
54,822	Unifi, Inc.(c)	1,677,005

		70,062,822

	Consumer Staples—3.1%
29,568	Cal-Maine Foods, Inc.(b)	1,580,705
9,582	Coca-Cola Bottling Co. Consolidated	2,023,814
33,839	Ingles Markets, Inc., Class A	1,689,920
47,632	John B. Sanfilippo & Son, Inc.	3,082,743
23,572	Post Holdings, Inc., Class A(c)	1,514,972
209,460	SUPERVALU, Inc.(c)	1,376,152
13,026	USANA Health Sciences, Inc.(c)	1,675,144

		12,943,450

	Energy—0.8%
338,514	McDermott International, Inc.(b)(c)	1,560,549
31,236	REX American Resources Corp.(c)	1,715,169

		3,275,718

	Financials—22.4%
67,261	American Equity Investment Life Holding Co.	1,727,262
57,658	Ameris Bancorp	1,816,227
91,087	Atlas Financial Holdings, Inc.(c)	1,732,475
81,436	Bank of the Ozarks, Inc.	4,073,429
73,369	BNC Bancorp	1,647,134

Number of Shares		Value
	Common Stocks (continued)
	Financials (continued)
53,474	BofI Holding, Inc.(b)(c)	$4,278,455
53,724	Cathay General Bancorp	1,681,561
8,420	Diamond Hill Investment Group, Inc.	1,684,421
42,852	Eagle Bancorp, Inc.(c)	2,039,755
82,708	FBL Financial Group, Inc., Class A	5,202,333
79,867	Fidelity Southern Corp.	1,673,214
45,382	First Defiance Financial Corp.	1,738,130
66,572	First Financial Bankshares, Inc.(b)	2,214,185
63,805	First Merchants Corp.	1,673,605
41,399	Great Southern Bancorp, Inc.	2,000,814
66,223	Hanmi Financial Corp.	1,688,686
149,881	HFF, Inc., Class A	5,173,892
14,383	Hingham Institution for Savings	1,832,538
41,613	Home BancShares, Inc.	1,786,030
48,450	Horace Mann Educators Corp.	1,658,928
257,104	Independent Bank Corp.	3,722,866
40,963	Interactive Brokers Group, Inc., Class A	1,685,218
61,902	MarketAxess Holdings, Inc.	6,271,292
121,892	Meridian Bancorp, Inc.	1,711,364
38,212	Meta Financial Group, Inc.	1,646,173
421,084	MGIC Investment Corp.(c)	3,958,190
85,868	Pacific Premier Bancorp, Inc.(c)	1,833,282
35,086	Pinnacle Financial Partners, Inc.	1,846,225
54,524	Preferred Bank	1,805,290
43,875	PrivateBancorp, Inc.	1,835,291
39,774	RLI Corp.	2,420,248
41,539	Stewart Information Services Corp.	1,668,622
81,557	United Community Banks, Inc.	1,644,189
106,316	Universal Insurance Holdings, Inc.	3,354,270
213,300	Waterstone Financial, Inc.	2,841,156
58,771	Webster Financial Corp.	2,180,404
62,018	Western Alliance Bancorp(c)	2,217,143
152,753	Wilshire Bancorp, Inc.	1,632,929
77,325	Yadkin Financial Corp.	1,821,004

		93,418,230

	Health Care—26.2%
30,205	ABIOMED, Inc.(c)	2,224,900
66,547	Aerie Pharmaceuticals, Inc.(b)(c)	1,517,937
36,098	Almost Family, Inc.(c)	1,493,735
41,706	Amedisys, Inc.(c)	1,650,723
322,323	Amicus Therapeutics, Inc.(c)	2,417,422
47,575	AMN Healthcare Services, Inc.(c)	1,349,703
19,725	AmSurg Corp.(c)	1,382,525
42,320	Anacor Pharmaceuticals, Inc.(c)	4,757,191
65,393	AtriCure, Inc.(c)	1,211,405
86,048	Cambrex Corp.(c)	3,955,627
88,721	Cantel Medical Corp.	5,259,381
77,823	Cara Therapeutics, Inc.(c)	1,102,752
397,809	Catalyst Pharmaceuticals, Inc.(b)(c)	1,257,076
38,185	Chimerix, Inc.(c)	1,496,088
15,498	Clovis Oncology, Inc.(c)	1,548,405
86,357	Concert Pharmaceuticals, Inc.(c)	1,961,167
110,853	Cross Country Healthcare, Inc.(c)	1,496,515
221,851	Cytokinetics, Inc.(c)	1,910,137
53,330	Dermira, Inc.(c)	1,439,377
54,846	Dynavax Technologies Corp.(c)	1,245,553
61,381	Eagle Pharmaceuticals, Inc.(b)(c)	3,910,584

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26

PowerShares DWA SmallCap Momentum Portfolio (DWAS) (continued)

October 31, 2015

Number of Shares		Value
	Common Stocks (continued)
	Health Care (continued)
399,883	Exelixis, Inc.(b)(c)	$2,407,296
265,447	Fibrocell Science, Inc.(b)(c)	1,014,008
67,672	Heron Therapeutics, Inc.(b)(c)	1,855,566
14,082	ICU Medical, Inc.(c)	1,548,598
38,204	Impax Laboratories, Inc.(c)	1,323,005
35,375	Inogen, Inc.(c)	1,511,927
61,899	Intersect ENT, Inc.(c)	1,185,985
37,494	Intra-Cellular Therapies, Inc.(c)	1,794,088
75,617	iRadimed Corp.(c)	2,003,850
126,983	Lexicon Pharmaceuticals, Inc.(b)(c)	1,207,608
34,084	LHC Group, Inc.(c)	1,535,995
16,519	Ligand Pharmaceuticals, Inc.(c)	1,492,492
77,934	Loxo Oncology, Inc.(c)	1,822,097
42,053	Medidata Solutions, Inc.(c)	1,808,279
150,914	MiMedx Group, Inc.(b)(c)	1,098,654
22,057	Molina Healthcare, Inc.(c)	1,367,534
41,062	Natus Medical, Inc.(c)	1,869,553
69,945	Neogen Corp.(c)	3,780,527
235,255	NeoGenomics, Inc.(c)	1,658,548
57,768	Neurocrine Biosciences, Inc.(c)	2,835,831
31,282	NewLink Genetics Corp.(b)(c)	1,197,162
31,001	NuVasive, Inc.(c)	1,462,007
48,947	PharMerica Corp.(c)	1,398,416
45,945	Phibro Animal Health Corp., Class A	1,532,725
31,018	Portola Pharmaceuticals, Inc.(c)	1,476,767
36,667	PRA Health Sciences, Inc.(c)	1,284,812
41,580	Prestige Brands Holdings, Inc.(c)	2,037,836
29,824	Prothena Corp. PLC (Ireland)(c)	1,536,234
37,469	Providence Service Corp. (The)(c)	1,935,274
113,487	Repligen Corp.(c)	3,772,308
46,079	Sarepta Therapeutics, Inc.(b)(c)	1,108,661
98,586	Sucampo Pharmaceuticals, Inc., Class A(c)	1,908,625
91,606	Supernus Pharmaceuticals, Inc.(c)	1,511,499
377,301	Teligent, Inc.(b)(c)	2,742,978
45,282	Vascular Solutions, Inc.(c)	1,454,458
105,629	Vitae Pharmaceuticals, Inc.(b)(c)	1,254,873
36,690	Zafgen, Inc.(b)(c)	353,325
43,982	Zeltiq Aesthetics, Inc.(c)	1,483,953

		109,161,557

	Industrials—8.2%
50,193	Advanced Drainage Systems, Inc.	1,577,064
28,957	American Woodmark Corp.(c)	2,105,174
36,034	Apogee Enterprises, Inc.	1,784,764
44,840	Argan, Inc.	1,656,838
106,996	Builders FirstSource, Inc.(c)	1,264,693
56,353	Comfort Systems USA, Inc.	1,799,351
27,324	Dycom Industries, Inc.(c)	2,079,083
79,644	Hawaiian Holdings, Inc.(c)	2,763,647
82,087	Healthcare Services Group, Inc.	3,058,562
24,181	Huron Consulting Group, Inc.(c)	1,167,942
69,356	Lawson Products, Inc.(c)	1,803,949
27,457	Multi-Color Corp.	2,137,253
21,643	Nortek, Inc.(c)	1,327,798
118,169	On Assignment, Inc.(c)	5,330,604
76,307	Patrick Industries, Inc.(c)	3,096,538
33,908	US Ecology, Inc.	1,329,533

		34,282,793

Number of Shares		Value
	Common Stocks (continued)
	Information Technology—14.8%
75,403	ACI Worldwide, Inc.(c)	$1,805,902
98,250	Callidus Software, Inc.(c)	1,706,602
194,406	EarthLink Holdings Corp.	1,662,171
35,886	Electronics for Imaging, Inc.(c)	1,666,546
22,914	Ellie Mae, Inc.(c)	1,672,264
27,468	EPAM Systems, Inc.(c)	2,124,650
54,047	ePlus, Inc.(c)	4,562,648
24,801	Euronet Worldwide, Inc.(c)	1,990,032
19,410	Fair Isaac Corp.	1,792,902
65,742	GTT Communications, Inc.(c)	1,230,690
117,343	Hackett Group, Inc. (The)	1,746,064
38,907	Heartland Payment Systems, Inc.	2,879,118
26,101	Imperva, Inc.(c)	1,843,253
81,928	Infinera Corp.(c)	1,618,897
66,172	Inphi Corp.(c)	1,969,940
22,925	j2 Global, Inc.	1,777,834
19,215	Littelfuse, Inc.	1,920,155
25,773	LogMeIn, Inc.(c)	1,736,069
129,683	MaxLinear, Inc., Class A(c)	1,685,879
64,266	Mentor Graphics Corp.	1,748,035
32,331	Monolithic Power Systems, Inc.	2,018,101
43,313	Paycom Software, Inc.(c)	1,646,327
147,754	PFSweb, Inc.(c)	2,367,019
30,992	Plantronics, Inc.	1,661,791
35,233	Proofpoint, Inc.(c)	2,481,813
56,443	Q2 Holdings, Inc.(c)	1,391,320
62,542	QAD, Inc., Class A	1,597,323
31,228	SPS Commerce, Inc.(c)	2,242,795
20,514	Stamps.com, Inc.(c)	1,551,064
56,090	Super Micro Computer, Inc.(c)	1,582,299
54,152	Take-Two Interactive Software, Inc.(c)	1,797,846
35,231	Virtusa Corp.(c)	2,023,316

		61,500,665

	Materials—5.3%
288,513	Headwaters, Inc.(c)	5,928,942
54,876	Innospec, Inc.	3,031,350
56,152	Neenah Paper, Inc.	3,785,206
20,496	Quaker Chemical Corp.	1,626,973
138,032	US Concrete, Inc.(c)	7,655,255

		22,027,726

	Telecommunication Services—2.4%
104,031	FairPoint Communications, Inc.(c)	1,668,657
154,877	Inteliquent, Inc.	3,209,051
40,295	Shenandoah Telecommunications Co.	1,885,403
45,046	Straight Path Communications, Inc., Class B(b)(c)	1,396,426
262,212	Vonage Holdings Corp.(c)	1,591,627

		9,751,164

	Total Investments (excluding investments purchased with cash collateral from securities on loan) (Cost $388,137,323)—100.0%	416,424,125

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27

PowerShares DWA SmallCap Momentum Portfolio (DWAS) (continued)

October 31, 2015

Number of Shares		Value
	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—6.6%
27,521,604	Invesco Liquid Assets Portfolio—Institutional Class, 0.16%(d)(e) (Cost $27,521,604)	$27,521,604

	Total Investments (Cost $415,658,927)—106.6%	443,945,729
	Other assets less liabilities—(6.6)%	(27,629,811)

	Net Assets—100.0%	$416,315,918

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	All or a portion of this security was out on loan at October 31, 2015.
(c)	Non-income producing security.
(d)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of October 31, 2015.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2H.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28

Schedule of Investments

PowerShares DWA Tactical Sector Rotation Portfolio (DWTR)

October 31, 2015

Number of Shares		Value
	Exchange—Traded Funds—100.0%(a)
238,164	PowerShares DWA Consumer Cyclicals Momentum Portfolio	$11,110,351
207,102	PowerShares DWA Consumer Staples Momentum Portfolio	11,753,038
191,707	PowerShares DWA Healthcare Momentum Portfolio(b)	10,541,968
222,756	PowerShares DWA Technology Momentum Portfolio	9,202,050

	Total Investments (Cost $41,828,462)—100.0%	42,607,407
	Other assets less liabilities—(0.0)%	(3,373)

	Net Assets—100.0%	$42,604,034

Notes to Schedule of Investments:

(a)	Affiliated company. The Fund’s Adviser also serves as the adviser for PowerShares DWA Consumer Cyclicals Momentum Portfolio, PowerShares DWA Consumer Staples Momentum Portfolio, PowerShares DWA Healthcare Momentum Portfolio and PowerShares DWA Technology Momentum Portfolio and therefore, PowerShares DWA Consumer Cyclicals Momentum Portfolio, PowerShares DWA Consumer Staples Momentum Portfolio, PowerShares DWA Healthcare Momentum Portfolio and PowerShares DWA Technology Momentum Portfolio are considered to be affiliated. See Note 4.
(b)	Non-income producing security.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29

Schedule of Investments(a)

PowerShares S&P SmallCap Consumer Discretionary Portfolio (PSCD)

October 31, 2015

Number of Shares		Value
	Common Stocks—100.0%
	Auto Components—7.3%
39,459	Dorman Products, Inc.(b)(c)	$1,841,946
30,744	Drew Industries, Inc.	1,839,414
45,917	Gentherm, Inc.(c)	2,257,280
23,146	Motorcar Parts of America, Inc.(c)	779,094
25,282	Standard Motor Products, Inc.	1,118,728
29,795	Superior Industries International, Inc.	586,366

		8,422,828

	Automobiles—0.6%
34,298	Winnebago Industries, Inc.(b)	719,915

	Distributors—6.0%
29,351	Core-Mark Holding Co., Inc.	2,385,943
54,670	Pool Corp.	4,457,792
25,422	VOXX International Corp., Class A(c)	131,177

		6,974,912

	Diversified Consumer Services—2.7%
21,106	American Public Education, Inc.(c)	458,633
13,983	Capella Education Co.	631,332
86,526	Career Education Corp.(c)	312,359
53,991	Regis Corp.(c)	891,931
14,043	Strayer Education, Inc.(c)	743,156
26,742	Universal Technical Institute, Inc.	113,654

		3,151,065

	Hotels, Restaurants & Leisure—21.9%
1,342	Biglari Holdings, Inc.(c)	515,502
26,731	BJ’s Restaurants, Inc.(c)	1,147,562
28,485	Bob Evans Farms, Inc.	1,232,546
101,718	Boyd Gaming Corp.(c)	2,033,343
21,629	DineEquity, Inc.	1,804,940
49,770	Interval Leisure Group, Inc.	878,440
24,040	Marcus Corp. (The)	497,388
34,879	Marriott Vacations Worldwide Corp.	2,246,208
13,619	Monarch Casino & Resort, Inc.(c)	298,801
37,183	Papa John’s International, Inc.	2,609,131
77,306	Pinnacle Entertainment, Inc.(c)	2,706,483
29,163	Popeyes Louisiana Kitchen, Inc.(c)	1,645,960
18,046	Red Robin Gourmet Burgers, Inc.(c)	1,351,465
78,901	Ruby Tuesday, Inc.(c)	412,652
44,838	Ruth’s Hospitality Group, Inc.	695,437
63,595	Scientific Games Corp., Class A(b)(c)	705,268
66,116	Sonic Corp.	1,886,951
80,303	Texas Roadhouse, Inc.	2,758,408

		25,426,485

	Household Durables—10.5%
33,280	Ethan Allen Interiors, Inc.	905,549
36,443	Helen of Troy Ltd.(c)	3,615,510
38,028	iRobot Corp.(c)	1,141,220
64,387	La-Z-Boy, Inc.	1,838,249
31,266	M/I Homes, Inc.(c)	717,555
46,970	Meritage Homes Corp.(c)	1,656,162
48,720	TopBuild Corp.(c)	1,370,494
19,332	Universal Electronics, Inc.(c)	919,623

		12,164,362

Number of Shares		Value
	Common Stocks (continued)
	Internet & Catalog Retail—2.1%
14,657	Blue Nile, Inc.(c)	$499,803
23,363	FTD Cos., Inc.(c)	661,640
37,006	Nutrisystem, Inc.	855,949
25,890	PetMed Express, Inc.(b)	435,470

		2,452,862

	Leisure Products—2.3%
16,534	Arctic Cat, Inc.	339,608
100,072	Callaway Golf Co.	995,717
23,816	Sturm Ruger & Co., Inc.	1,356,083

		2,691,408

	Media—4.8%
68,143	E.W. Scripps Co. (The), Class A	1,503,235
146,488	Gannett Co., Inc.	2,317,440
60,475	Harte-Hanks, Inc.	257,019
32,885	Scholastic Corp.	1,344,010
25,212	Sizmek, Inc.(c)	149,507

		5,571,211

	Multi-line Retail—0.8%
44,482	Fred’s, Inc., Class A	615,186
56,102	Tuesday Morning Corp.(c)	303,512

		918,698

	Specialty Retail—30.2%
49,670	Barnes & Noble Education, Inc.(c)	732,632
78,592	Barnes & Noble, Inc.	1,020,910
23,735	Big 5 Sporting Goods Corp.	217,175
35,845	Buckle, Inc. (The)(b)	1,270,347
55,702	Caleres, Inc.	1,702,253
33,514	Cato Corp. (The), Class A	1,265,489
25,868	Children’s Place, Inc. (The)	1,388,335
93,853	Express, Inc.(c)	1,811,363
57,141	Finish Line, Inc. (The), Class A	1,064,537
53,889	Francesca’s Holdings Corp.(c)	765,763
30,614	Genesco, Inc.(c)	1,917,967
29,174	Group 1 Automotive, Inc.	2,536,679
26,248	Haverty Furniture Cos., Inc.	614,466
31,347	Hibbett Sports, Inc.(c)	1,070,813
20,042	Kirkland’s, Inc.	460,766
30,226	Lithia Motors, Inc., Class A	3,548,230
34,491	Lumber Liquidators Holdings, Inc.(b)(c)	476,666
32,542	MarineMax, Inc.(c)	514,164
61,537	Men’s Wearhouse, Inc. (The)	2,460,249
40,687	Monro Muffler Brake, Inc.	3,017,755
23,083	Outerwall, Inc.(b)	1,384,980
68,592	Pep Boys-Manny, Moe & Jack (The)(c)	1,031,624
65,472	Select Comfort Corp.(c)	1,388,006
41,885	Sonic Automotive, Inc., Class A	1,044,612
40,685	Stage Stores, Inc.	395,865
37,232	Stein Mart, Inc.	329,875
37,533	Vitamin Shoppe, Inc.(c)	1,076,822
25,467	Zumiez, Inc.(c)	445,163

		34,953,506

	Textiles, Apparel & Luxury Goods—10.8%
95,105	Crocs, Inc.(c)	1,027,134
50,674	G-III Apparel Group Ltd.(c)	2,791,631

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

30

PowerShares S&P SmallCap Consumer Discretionary Portfolio (PSCD) (continued)

October 31, 2015

Number of Shares		Value
	Common Stocks (continued)
	Textiles, Apparel & Luxury Goods (continued)
61,457	Iconix Brand Group, Inc.(c)	$941,521
21,080	Movado Group, Inc.	542,599
18,583	Oxford Industries, Inc.	1,353,214
14,911	Perry Ellis International, Inc.(c)	320,139
72,392	Steven Madden Ltd.(c)	2,522,861
19,077	Unifi, Inc.(c)	583,566
131,291	Wolverine World Wide, Inc.	2,438,074

		12,520,739

	Total Common Stocks (Cost $112,420,138)	115,967,991

	Money Market Fund—0.0%
9,490	Invesco Premier Portfolio—Institutional Class, 0.12%(d) (Cost $9,490)	9,490

	Total Investments (excluding investments purchased with cash collateral from securities on loan) (Cost $112,429,628)—100.0%	115,977,481

	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—4.4%
5,134,086	Invesco Liquid Assets Portfolio—Institutional Class, 0.16%(d)(e) (Cost $5,134,086)	5,134,086

	Total Investments (Cost $117,563,714)—104.4%	121,111,567
	Other assets less liabilities—(4.4)%	(5,137,541)

	Net Assets—100.0%	$115,974,026

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	All or a portion of this security was out on loan at October 31, 2015.
(c)	Non-income producing security.
(d)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of October 31, 2015.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2H.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

31

Schedule of Investments(a)

PowerShares S&P SmallCap Consumer Staples Portfolio (PSCC)

October 31, 2015

Number of Shares		Value
	Common Stocks—96.7%
	Food & Staples Retailing—9.5%
42,494	Andersons, Inc. (The)	$1,504,288
53,347	SpartanNash Co.	1,488,381

		2,992,669

	Food Products—63.3%
99,339	B&G Foods, Inc.	3,605,012
28,864	Calavo Growers, Inc.	1,483,898
53,160	Cal-Maine Foods, Inc.	2,841,934
283,070	Darling Ingredients, Inc.(b)	2,864,668
37,391	Diamond Foods, Inc.(b)	1,481,432
12,067	J & J Snack Foods Corp.	1,481,707
21,387	Sanderson Farms, Inc.	1,486,610
51,576	Seneca Foods Corp., Class A(b)	1,504,988
89,613	Snyder’s-Lance, Inc.	3,184,846

		19,935,095

	Household Products—10.0%
23,544	Central Garden & Pet Co.(b)	374,585
77,829	Central Garden & Pet Co., Class A(b)	1,313,754
15,437	WD-40 Co.	1,475,468

		3,163,807

	Personal Products—9.2%
53,108	Inter Parfums, Inc.	1,466,843
51,196	Medifast, Inc.(b)	1,431,952

		2,898,795

	Tobacco—4.7%
27,361	Universal Corp.	1,477,768

	Total Investments (Cost $30,099,822)—96.7%	30,468,134
	Other assets less liabilities—3.3%	1,025,462

	Net Assets—100.0%	$31,493,596

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

32

Schedule of Investments(a)

PowerShares S&P SmallCap Energy Portfolio (PSCE)

October 31, 2015

Number of Shares		Value
	Common Stocks—99.9%
	Energy Equipment & Services—55.9%
82,117	Basic Energy Services, Inc.(b)(c)	$304,654
70,484	Bristow Group, Inc.	2,447,909
40,970	CARBO Ceramics, Inc.(b)	717,794
40,509	Era Group, Inc.(c)	563,480
140,169	Exterran Holdings, Inc.	3,047,274
27,530	Geospace Technologies Corp.(c)	422,861
28,015	Gulf Island Fabrication, Inc.	283,232
53,799	Gulfmark Offshore, Inc., Class A(b)	335,706
206,332	Helix Energy Solutions Group, Inc.(c)	1,192,599
66,777	Hornbeck Offshore Services, Inc.(c)	902,157
268,995	ION Geophysical Corp.(c)	99,528
55,944	Matrix Service Co.(c)	1,269,929
176,190	Newpark Resources, Inc.(c)	997,235
135,045	Pioneer Energy Services Corp.(c)	311,954
33,251	SEACOR Holdings, Inc.(c)	1,942,523
81,670	Tesco Corp.	653,360
167,909	TETRA Technologies, Inc.(c)	1,131,707
98,342	Tidewater, Inc.	1,214,524
105,560	Unit Corp.(c)	1,331,112
88,446	US Silica Holdings, Inc.(b)	1,597,335

		20,766,873

	Oil, Gas & Consumable Fuels—44.0%
77,282	Approach Resources, Inc.(b)(c)	182,386
104,589	Bill Barrett Corp.(c)	509,348
85,416	Bonanza Creek Energy, Inc.(c)	486,017
107,868	Carrizo Oil & Gas, Inc.(c)	4,059,073
127,795	Cloud Peak Energy, Inc.(c)	379,551
36,595	Contango Oil & Gas Co.(c)	279,952
74,963	Green Plains, Inc.	1,537,491
107,057	Northern Oil and Gas, Inc.(b)(c)	539,567
80,939	PDC Energy, Inc.(c)	4,883,859
150,080	Penn Virginia Corp.(b)(c)	92,884
12,145	REX American Resources Corp.(c)	666,882
100,153	Rex Energy Corp.(b)(c)	226,346
119,871	Stone Energy Corp.(c)	670,079
164,988	Synergy Resources Corp.(c)	1,846,216

		16,359,651

	Total Common Stocks (Cost $56,099,646)	37,126,524

	Money Market Fund—0.1%
21,743	Invesco Premier Portfolio—Institutional Class, 0.12%(d) (Cost $21,743)	21,743

	Total Investments (excluding investments purchased with cash collateral from securities on loan) (Cost $56,121,389)—100.0%	37,148,267

Number of Shares		Value
	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—10.5%
3,891,750	Invesco Liquid Assets Portfolio—Institutional Class, 0.16%(d)(e) (Cost $3,891,750)	$3,891,750

	Total Investments (Cost $60,013,139)—110.5%	41,040,017
	Other assets less liabilities—(10.5)%	(3,891,109)

	Net Assets—100.0%	$37,148,908

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	All or a portion of this security was out on loan at October 31, 2015.
(c)	Non-income producing security.
(d)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of October 31, 2015.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2H.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

33

Schedule of Investments(a)

PowerShares S&P SmallCap Financials Portfolio (PSCF)

October 31, 2015

Number of Shares		Value
	Common Stocks and Other Equity Interests—99.9%
	Banks—38.7%
30,232	Ameris Bancorp	$952,308
24,089	Banner Corp.	1,182,047
93,407	BBCN Bancorp, Inc.	1,568,304
98,129	Boston Private Financial Holdings, Inc.	1,124,558
37,819	Cardinal Financial Corp.	859,626
36,787	Central Pacific Financial Corp.	822,557
17,984	City Holding Co.	860,175
67,789	Columbia Banking System, Inc.	2,258,729
48,108	Community Bank System, Inc.	1,960,882
116,119	CVB Financial Corp.	2,026,277
205,816	F.N.B. Corp.	2,772,342
136,142	First BanCorp(b)	515,978
104,454	First Commonwealth Financial Corp.	959,932
72,458	First Financial Bancorp	1,396,990
75,353	First Financial Bankshares, Inc.	2,506,241
91,548	First Midwest Bancorp, Inc.	1,631,385
18,538	First NBC Bank Holding Co.(b)	689,428
88,686	Glacier Bancorp, Inc.	2,426,449
37,546	Hanmi Financial Corp.	957,423
69,233	Home BancShares, Inc.	2,971,480
30,770	Independent Bank Corp./MA	1,438,190
51,439	LegacyTexas Financial Group, Inc.	1,476,299
82,113	MB Financial, Inc.	2,647,323
164,625	National Penn Bancshares, Inc.	1,982,085
51,341	NBT Bancorp, Inc.	1,443,196
51,508	OFG Bancorp	474,389
135,269	Old National Bancorp	1,893,766
39,677	Pinnacle Financial Partners, Inc.	2,087,804
92,510	PrivateBancorp, Inc.	3,869,693
40,874	S&T Bancorp, Inc.	1,303,063
33,036	Simmons First National Corp., Class A	1,702,675
27,690	Southside Bancshares, Inc.	744,861
140,135	Sterling Bancorp	2,156,678
73,691	Talmer Bancorp, Inc., Class A	1,239,483
53,799	Texas Capital Bancshares, Inc.(b)	2,969,705
14,386	Tompkins Financial Corp.	780,872
49,215	UMB Financial Corp.	2,415,472
75,932	United Bankshares, Inc.	3,003,111
68,182	United Community Banks, Inc.	1,374,549
30,001	Westamerica Bancorp.	1,326,344
82,979	Wilshire Bancorp, Inc.	887,046
56,629	Wintrust Financial Corp.	2,859,198

		70,518,913

	Capital Markets—6.4%
20,249	Calamos Asset Management, Inc., Class A	190,138
40,476	Evercore Partners, Inc., Class A	2,185,704
60,777	Financial Engines, Inc.	1,954,588
12,090	Greenhill & Co., Inc.	312,164
40,427	HFF, Inc., Class A	1,395,540
67,400	Interactive Brokers Group, Inc., Class A	2,772,836
18,090	INTL FCStone, Inc.(b)	578,699
39,882	Investment Technology Group, Inc.	638,511
17,733	Piper Jaffray Cos.(b)	630,763
8,077	Virtus Investment Partners, Inc.	945,332

		11,604,275

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Consumer Finance—4.8%
31,219	Cash America International, Inc.	$1,077,992
27,558	Encore Capital Group, Inc.(b)	1,121,611
31,385	Enova International, Inc.(b)	408,005
60,858	EZCORP, Inc., Class A(b)	405,314
32,873	First Cash Financial Services, Inc.(b)	1,254,105
55,030	Green Dot Corp., Class A(b)	1,020,256
56,755	PRA Group, Inc.(b)	3,110,174
10,010	World Acceptance Corp.(b)(c)	381,681

		8,779,138

	Insurance—12.1%
95,527	American Equity Investment Life Holding Co.	2,453,133
22,321	AMERISAFE, Inc.	1,221,628
19,530	eHealth, Inc.(b)	233,384
37,616	Employers Holdings, Inc.	995,696
10,606	HCI Group, Inc.	462,528
48,338	Horace Mann Educators Corp.	1,655,093
13,368	Infinity Property & Casualty Corp.	1,076,391
12,847	Navigators Group, Inc. (The)(b)	1,096,492
63,014	ProAssurance Corp.	3,337,222
44,164	RLI Corp.	2,687,379
16,480	Safety Insurance Group, Inc.	955,016
67,056	Selective Insurance Group, Inc.	2,446,873
26,108	Stewart Information Services Corp.	1,048,758
24,715	United Fire Group, Inc.	919,151
20,981	United Insurance Holdings Corp.	346,606
38,171	Universal Insurance Holdings, Inc.	1,204,295

		22,139,645

	Real Estate Investment Trusts—31.0%
80,816	Acadia Realty Trust REIT	2,658,038
20,264	Agree Realty Corp. REIT	656,148
45,876	American Assets Trust, Inc. REIT	1,934,132
112,513	Capstead Mortgage Corp. REIT	1,085,750
56,525	CareTrust REIT, Inc. REIT	639,863
87,833	Cedar Realty Trust, Inc. REIT	613,953
70,055	Chesapeake Lodging Trust REIT	1,929,315
31,152	CoreSite Realty Corp. REIT	1,711,802
241,701	Cousins Properties, Inc. REIT	2,426,678
235,695	DiamondRock Hospitality Co. REIT	2,752,917
37,635	EastGroup Properties, Inc. REIT	2,113,582
56,791	Education Realty Trust, Inc. REIT	2,039,365
67,864	EPR Properties REIT	3,855,354
104,695	Franklin Street Properties Corp. REIT	1,090,922
87,669	Geo Group, Inc. (The) REIT	2,829,079
30,609	Getty Realty Corp. REIT	516,680
83,464	Government Properties Income Trust REIT	1,358,794
117,908	Healthcare Realty Trust, Inc. REIT	3,108,055
106,236	Inland Real Estate Corp. REIT	940,189
97,841	Kite Realty Group Trust REIT	2,583,981
249,739	Lexington Realty Trust REIT	2,207,693
41,765	LTC Properties, Inc. REIT	1,789,630
274,653	Medical Properties Trust, Inc. REIT	3,103,579
95,620	Parkway Properties, Inc. REIT	1,599,723
81,214	Pennsylvania Real Estate Investment Trust REIT	1,825,691
22,802	PS Business Parks, Inc. REIT	1,956,183

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

34

PowerShares S&P SmallCap Financials Portfolio (PSCF) (continued)

October 31, 2015

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Real Estate Investment Trusts (continued)
115,966	Retail Opportunity Investments Corp. REIT	$2,102,463
76,478	Sabra Health Care REIT, Inc. REIT	1,734,521
13,442	Saul Centers, Inc. REIT	753,693
101,675	Summit Hotel Properties, Inc. REIT	1,329,909
14,381	Universal Health Realty Income Trust REIT	714,592
31,181	Urstadt Biddle Properties, Inc., Class A REIT	626,738

		56,589,012

	Real Estate Management & Development—0.3%
39,469	Forestar Group, Inc.(b)	558,486

	Thrifts & Mortgage Finance—6.6%
106,512	Astoria Financial Corp.	1,699,931
50,153	Bank Mutual Corp.	363,108
16,713	BofI Holding, Inc.(b)	1,337,207
82,333	Brookline Bancorp, Inc.	934,480
35,806	Dime Community Bancshares, Inc.	621,234
7,850	LendingTree, Inc.(b)	952,676
53,752	Northfield Bancorp, Inc.	823,481
119,377	Northwest Bancshares, Inc.	1,606,814
43,925	Oritani Financial Corp.	699,286
69,003	Provident Financial Services, Inc.	1,402,141
111,720	TrustCo Bank Corp. NY	696,016
31,511	Walker & Dunlop, Inc.(b)	914,134

		12,050,508

	Total Common Stocks and Other Equity Interests (Cost $155,224,796)	182,239,977

	Money Market Fund—0.0%
11,317	Invesco Premier Portfolio—Institutional Class, 0.12%(d) (Cost $11,317)	11,317

	Total Investments (excluding investments purchased with cash collateral from securities on loan) (Cost $155,236,113)—99.9%	182,251,294

	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—0.2%
294,295	Invesco Liquid Assets Portfolio—Institutional Class, 0.16%(d)(e) (Cost $294,295)	294,295

	Total Investments (Cost $155,530,408)—100.1%	182,545,589
	Other assets less liabilities—(0.1)%	(198,935)

	Net Assets—100.0%	$182,346,654

Investment Abbreviations:

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at October 31, 2015.
(d)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of October 31, 2015.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2H.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

35

Schedule of Investments(a)

PowerShares S&P SmallCap Health Care Portfolio (PSCH)

October 31, 2015

Number of Shares		Value
	Common Stocks—100.0%
	Biotechnology—9.7%
124,349	Acorda Therapeutics, Inc.(b)	$4,481,538
87,833	Emergent Biosolutions, Inc.(b)	2,823,831
38,019	Enanta Pharmaceuticals, Inc.(b)	1,067,954
52,437	Ligand Pharmaceuticals, Inc.(b)	4,737,683
287,631	MiMedx Group, Inc.(b)(c)	2,093,953
181,742	Momenta Pharmaceuticals, Inc.(b)	2,982,386
95,512	Repligen Corp.(b)	3,174,819
171,909	Spectrum Pharmaceuticals, Inc.(b)	895,646

		22,257,810

	Health Care Equipment & Supplies—34.9%
61,974	Abaxis, Inc.	3,111,714
112,286	ABIOMED, Inc.(b)	8,270,987
36,107	Analogic Corp.	3,163,695
76,417	AngioDynamics, Inc.(b)	961,326
42,465	Anika Therapeutics, Inc.(b)	1,635,752
103,698	Cantel Medical Corp.	6,147,217
74,764	CONMED Corp.	3,032,428
73,318	CryoLife, Inc.	772,772
65,886	Cynosure, Inc., Class A(b)	2,479,949
74,169	Greatbatch, Inc.(b)	3,964,333
147,682	Haemonetics Corp.(b)	4,988,698
41,351	ICU Medical, Inc.(b)	4,547,369
40,989	Inogen, Inc.(b)	1,751,870
82,543	Integra LifeSciences Holdings Corp.(b)	4,917,086
86,675	Invacare Corp.	1,497,744
133,188	Masimo Corp.(b)	5,284,900
121,066	Meridian Bioscience, Inc.	2,301,465
128,174	Merit Medical Systems, Inc.(b)	2,376,346
96,020	Natus Medical, Inc.(b)	4,371,791
108,151	Neogen Corp.(b)	5,845,561
142,032	NuVasive, Inc.(b)	6,698,229
37,532	SurModics, Inc.(b)	800,558
50,272	Vascular Solutions, Inc.(b)	1,614,737

		80,536,527

	Health Care Providers & Services—26.4%
84,501	Aceto Corp.	2,548,550
103,774	Air Methods Corp.(b)	4,247,470
23,940	Almost Family, Inc.(b)	990,637
82,073	Amedisys, Inc.(b)	3,248,449
138,294	AMN Healthcare Services, Inc.(b)	3,923,401
49,103	Chemed Corp.	7,723,411
30,076	CorVel Corp.(b)	998,523
93,565	Cross Country Healthcare, Inc.(b)	1,263,128
68,985	Ensign Group, Inc. (The)	2,908,408
114,550	ExamWorks Group, Inc.(b)	3,234,892
102,573	Hanger, Inc.(b)	1,479,103
100,420	HealthEquity, Inc.(b)	3,284,738
90,473	Healthways, Inc.(b)	1,064,867
50,545	IPC Healthcare, Inc.(b)	3,967,783
243,427	Kindred Healthcare, Inc.	3,261,922
27,800	Landauer, Inc.	1,097,822
37,529	LHC Group, Inc.(b)	1,691,244
78,395	Magellan Health, Inc.(b)	4,186,293
88,320	PharMerica Corp.(b)	2,523,302
38,203	Providence Service Corp. (The)(b)	1,973,185
305,037	Select Medical Holdings Corp.	3,446,918

Number of Shares		Value
	Common Stocks (continued)
	Health Care Providers & Services (continued)
36,049	US Physical Therapy, Inc.	$1,768,564

		60,832,610

	Health Care Technology—9.2%
30,508	Computer Programs & Systems, Inc.	1,159,609
70,706	HealthStream, Inc.(b)	1,683,510
257,000	HMS Holdings Corp.(b)	2,706,210
174,139	MedAssets, Inc.(b)	4,123,612
160,481	Medidata Solutions, Inc.(b)	6,900,683
104,207	Omnicell, Inc.(b)	2,834,430
127,789	Quality Systems, Inc.	1,795,435

		21,203,489

	Life Sciences Tools & Services—4.2%
231,655	Affymetrix, Inc.(b)	2,131,226
78,198	Albany Molecular Research, Inc.(b)	1,410,692
91,051	Cambrex Corp.(b)	4,185,614
111,189	Luminex Corp.(b)	2,023,640

		9,751,172

	Pharmaceuticals—15.6%
21,934	ANI Pharmaceuticals, Inc.(b)	917,719
175,039	Depomed, Inc.(b)	3,063,182
197,254	Impax Laboratories, Inc.(b)	6,830,906
80,457	Lannett Co., Inc.(b)(c)	3,602,060
193,776	Medicines Co. (The)(b)	6,634,890
384,170	Nektar Therapeutics(b)	4,560,098
153,023	Prestige Brands Holdings, Inc.(b)	7,499,657
69,258	Sagent Pharmaceuticals, Inc.(b)	1,164,227
98,421	Supernus Pharmaceuticals, Inc.(b)	1,623,947

		35,896,686

	Total Common Stocks (Cost $220,618,688)	230,478,294

	Money Market Fund—0.0%
77,426	Invesco Premier Portfolio—Institutional Class, 0.12%(d) (Cost $77,426)	77,426

	Total Investments (excluding investments purchased with cash collateral from securities on loan) (Cost $220,696,114)—100.0%	230,555,720

	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—0.7%
1,558,000	Invesco Liquid Assets Portfolio—Institutional Class, 0.16%(d)(e) (Cost $1,558,000)	1,558,000

	Total Investments (Cost $222,254,114)—100.7%	232,113,720
	Other assets less liabilities—(0.7)%	(1,609,592)

	Net Assets—100.0%	$230,504,128

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

36

PowerShares S&P SmallCap Health Care Portfolio (PSCH) (continued)

October 31, 2015

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at October 31, 2015.
(d)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of October 31, 2015.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2H.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

37

Schedule of Investments(a)

PowerShares S&P SmallCap Industrials Portfolio (PSCI)

October 31, 2015

Number of Shares		Value
	Common Stocks—100.0%
	Aerospace & Defense—10.1%
21,157	AAR Corp.	$480,052
40,157	Aerojet Rocketdyne Holdings, Inc.(b)	680,260
13,183	Aerovironment, Inc.(b)	304,132
4,547	American Science & Engineering, Inc.	170,422
13,858	Cubic Corp.	621,531
29,879	Curtiss-Wright Corp.	2,078,383
11,011	Engility Holdings, Inc.	354,444
21,586	Moog, Inc., Class A(b)	1,333,151
3,088	National Presto Industries, Inc.	271,899
34,291	TASER International, Inc.(b)	802,752

		7,097,026

	Air Freight & Logistics—4.6%
15,944	Atlas Air Worldwide Holdings, Inc.(b)	657,530
16,330	Echo Global Logistics, Inc.(b)	388,491
19,752	Forward Air Corp.	895,951
22,901	Hub Group, Inc., Class A(b)	915,582
58,689	UTi Worldwide, Inc.(b)	418,453

		3,276,007

	Airlines—5.0%
8,433	Allegiant Travel Co.	1,665,096
31,076	Hawaiian Holdings, Inc.(b)	1,078,337
32,391	Republic Airways Holdings, Inc.(b)	186,572
32,204	SkyWest, Inc.	613,164

		3,543,169

	Building Products—8.1%
25,884	AAON, Inc.	529,846
8,691	American Woodmark Corp.(b)	631,836
18,605	Apogee Enterprises, Inc.	921,506
18,732	Gibraltar Industries, Inc.(b)	474,294
25,056	Griffon Corp.	430,462
30,919	PGT, Inc.(b)	372,883
21,556	Quanex Building Products Corp.	406,762
26,585	Simpson Manufacturing Co., Inc.	1,009,698
12,813	Universal Forest Products, Inc.	930,608

		5,707,895

	Commercial Services & Supplies—17.1%
35,770	ABM Industries, Inc.	1,015,868
30,407	Brady Corp., Class A	691,759
31,087	Brink’s Co. (The)	963,075
24,188	Essendant, Inc.	836,179
12,703	G&K Services, Inc., Class A	836,112
45,782	Healthcare Services Group, Inc.	1,705,837
41,933	Interface, Inc.	819,790
20,990	Matthews International Corp., Class A	1,211,753
28,910	Mobile Mini, Inc.	989,878
38,337	Tetra Tech, Inc.	1,031,265
9,708	UniFirst Corp.	1,020,020
13,814	US Ecology, Inc.	541,647
12,778	Viad Corp.	384,746

		12,047,929

	Construction & Engineering—7.3%
23,062	Aegion Corp.(b)	444,866
23,897	Comfort Systems USA, Inc.	763,031
21,702	Dycom Industries, Inc.(b)	1,651,305

Number of Shares		Value
	Common Stocks (continued)
	Construction & Engineering (continued)
39,984	EMCOR Group, Inc.	$1,930,428
13,390	MYR Group, Inc.(b)	301,275
17,337	Orion Marine Group, Inc.(b)	67,788

		5,158,693

	Electrical Equipment—6.9%
16,401	AZZ, Inc.	907,467
13,204	Encore Wire Corp.	564,735
29,530	EnerSys	1,801,035
25,145	Franklin Electric Co., Inc.	828,779
31,133	General Cable Corp.	479,137
5,743	Powell Industries, Inc.	191,357
10,487	Vicor Corp.(b)	101,304

		4,873,814

	Machinery—20.9%
37,852	Actuant Corp., Class A	863,026
18,328	Albany International Corp., Class A	688,583
11,994	Astec Industries, Inc.	389,805
32,737	Barnes Group, Inc.	1,230,584
27,993	Briggs & Stratton Corp.	497,436
19,439	Chart Industries, Inc.(b)	334,156
10,483	CIRCOR International, Inc.	481,379
13,973	EnPro Industries, Inc.	686,214
16,609	ESCO Technologies, Inc.	616,028
39,777	Federal Signal Corp.	599,042
50,972	Harsco Corp.	546,929
40,076	Hillenbrand, Inc.	1,189,055
18,582	John Bean Technologies Corp.	833,588
7,282	Lindsay Corp.(c)	493,574
10,825	Lydall, Inc.(b)	370,540
36,286	Mueller Industries, Inc.	1,143,735
26,153	SPX Corp.	320,374
26,168	SPX FLOW, Inc.(b)	887,095
8,128	Standex International Corp.	729,244
11,614	Tennant Co.	672,683
27,737	Titan International, Inc.	196,933
17,973	Watts Water Technologies, Inc., Class A	978,450

		14,748,453

	Marine—1.8%
27,716	Matson, Inc.	1,270,224

	Professional Services—10.5%
9,275	CDI Corp.	74,200
16,497	Exponent, Inc.	848,111
10,994	Heidrick & Struggles International, Inc.	292,001
11,981	Insperity, Inc.	556,637
18,829	Kelly Services, Inc., Class A	297,498
32,838	Korn/Ferry International	1,194,318
30,480	Navigant Consulting, Inc.(b)	524,256
30,166	On Assignment, Inc.(b)	1,360,788
23,795	Resources Connection, Inc.	427,120
26,703	TrueBlue, Inc.(b)	773,586
22,830	WageWorks, Inc.(b)	1,096,297

		7,444,812

	Road & Rail—4.6%
15,520	ArcBest Corp.	401,968
17,294	Celadon Group, Inc.	250,417

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

38

PowerShares S&P SmallCap Industrials Portfolio (PSCI) (continued)

October 31, 2015

Number of Shares		Value
	Common Stocks (continued)
	Road & Rail (continued)
39,700	Heartland Express, Inc.	$747,551
39,355	Knight Transportation, Inc.	1,000,404
15,191	Marten Transport Ltd.	248,981
19,238	Roadrunner Transportation Systems, Inc.(b)	204,692
15,883	Saia, Inc.(b)	374,998

		3,229,011

	Trading Companies & Distributors—3.1%
25,265	Applied Industrial Technologies, Inc.	1,043,697
7,977	DXP Enterprises, Inc.(b)	241,384
17,299	Kaman Corp.	672,758
5,193	Veritiv Corp.(b)	218,106

		2,175,945

	Total Common Stocks (Cost $66,514,444)	70,572,978

	Money Market Fund—0.0%
31,701	Invesco Premier Portfolio—Institutional Class, 0.12%(d) (Cost $31,701)	31,701

	Total Investments (excluding investments purchased with cash collateral from securities on loan) (Cost $66,546,145)—100.0%	70,604,679

	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—0.5%
369,783	Invesco Liquid Assets Portfolio—Institutional Class, 0.16%(d)(e) (Cost $369,783)	369,783

	Total Investments (Cost $66,915,928)—100.5%	70,974,462
	Other assets less liabilities—(0.5)%	(366,031)

	Net Assets—100.0%	$70,608,431

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at October 31, 2015.
(d)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of October 31, 2015.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2H.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

39

Schedule of Investments(a)

PowerShares S&P SmallCap Information Technology Portfolio (PSCT)

October 31, 2015

Number of Shares		Value
	Common Stocks—100.0%
	Communications Equipment—10.3%
179,369	ADTRAN, Inc.	$2,785,601
31,791	Bel Fuse, Inc., Class B	573,192
55,236	Black Box Corp.	674,432
130,288	CalAmp Corp.(b)	2,470,260
57,910	Comtech Telecommunications Corp.	1,399,106
89,759	Digi International, Inc.(b)	1,157,891
316,605	Harmonic, Inc.(b)	1,823,645
217,688	Ixia(b)	3,136,884
167,874	Lumentum Holdings, Inc.(b)	2,407,313
115,476	NETGEAR, Inc.(b)	4,780,706
314,697	Ruckus Wireless, Inc.(b)	3,549,782
159,645	ViaSat, Inc.(b)	10,530,184
845,422	Viavi Solutions, Inc.(b)	5,030,261

		40,319,257

	Electronic Equipment, Instruments & Components—26.1%
54,350	Agilysys, Inc.(b)	617,959
101,862	Anixter International, Inc.(b)	6,985,696
52,138	Badger Meter, Inc.	3,158,520
183,728	Benchmark Electronics, Inc.(b)	3,634,140
151,465	Checkpoint Systems, Inc.	1,132,958
89,228	Coherent, Inc.(b)	4,836,158
117,940	CTS Corp.	2,144,149
138,375	Daktronics, Inc.	1,342,238
61,970	DTS, Inc.(b)	1,844,227
98,832	Electro Scientific Industries, Inc.	461,545
20,950	ePlus, Inc.(b)	1,768,599
108,226	Fabrinet (Thailand)(b)	2,345,257
62,486	FARO Technologies, Inc.(b)	2,111,402
189,152	II-VI, Inc.(b)	3,427,434
133,246	Insight Enterprises, Inc.(b)	3,384,448
137,015	Itron, Inc.(b)	5,032,561
81,361	Littelfuse, Inc.	8,130,405
117,506	Mercury Systems, Inc.(b)	2,016,403
138,226	Methode Electronics, Inc.	4,607,073
53,664	MTS Systems Corp.	3,543,434
142,198	Newport Corp.(b)	2,148,612
66,016	OSI Systems, Inc.(b)	5,689,259
73,252	Park Electrochemical Corp.	1,196,938
120,842	Plexus Corp.(b)	4,183,550
101,247	Rofin-Sinar Technologies, Inc.(b)	2,932,113
67,023	Rogers Corp.(b)	3,117,910
289,042	Sanmina Corp.(b)	5,974,498
99,208	ScanSource, Inc.(b)	3,423,668
103,936	SYNNEX Corp.	9,192,100
231,473	TTM Technologies, Inc.(b)	1,689,753

		102,073,007

	Internet Software & Services—11.3%
147,163	Blucora, Inc.(b)	1,442,197
116,764	comScore, Inc.(b)	4,995,164
115,529	Constant Contact, Inc.(b)	3,015,307
155,938	DHI Group, Inc.(b)	1,411,239
165,313	j2 Global, Inc.	12,820,023
86,298	Liquidity Services, Inc.(b)	706,781
176,612	LivePerson, Inc.(b)	1,377,574
89,320	LogMeIn, Inc.(b)	6,016,595
327,677	Monster Worldwide, Inc.(b)	2,054,535

Number of Shares		Value
	Common Stocks (continued)
	Internet Software & Services (continued)
219,232	NIC, Inc.	$4,158,831
127,730	QuinStreet, Inc.(b)	708,901
53,314	Stamps.com, Inc.(b)	4,031,071
84,852	XO Group, Inc.(b)	1,283,811

		44,022,029

	IT Services—13.1%
86,919	CACI International, Inc., Class A(b)	8,434,620
161,242	Cardtronics, Inc.(b)	5,562,849
255,802	Ciber, Inc.(b)	913,213
117,459	CSG Systems International, Inc.	3,937,226
119,112	ExlService Holdings, Inc.(b)	5,271,897
36,053	Forrester Research, Inc.	1,163,430
132,032	Heartland Payment Systems, Inc.	9,770,368
87,516	ManTech International Corp., Class A	2,529,212
126,786	Perficient, Inc.(b)	2,119,862
142,279	Sykes Enterprises, Inc.(b)	4,126,091
58,999	TeleTech Holdings, Inc.	1,716,871
97,035	Virtusa Corp.(b)	5,572,720

		51,118,359

	Semiconductors & Semiconductor Equipment—21.6%
147,367	Advanced Energy Industries, Inc.(b)	4,167,539
242,462	Brooks Automation, Inc.	2,676,780
87,790	Cabot Microelectronics Corp.(b)	3,702,104
73,806	CEVA, Inc.(b)	1,724,846
228,124	Cirrus Logic, Inc.(b)	7,033,063
89,104	Cohu, Inc.	1,121,819
139,681	Diodes, Inc.(b)	3,198,695
79,540	DSP Group, Inc.(b)	803,354
172,832	Exar Corp.(b)	983,414
224,725	Kopin Corp.(b)	600,016
262,422	Kulicke & Soffa Industries, Inc. (Singapore)(b)	2,781,673
342,895	Microsemi Corp.(b)	12,347,649
191,770	MKS Instruments, Inc.	6,757,975
130,888	Monolithic Power Systems, Inc.	8,170,029
86,800	Nanometrics, Inc.(b)	1,326,304
72,236	Pericom Semiconductor Corp.	1,260,518
104,573	Power Integrations, Inc.	5,292,440
418,032	Rambus, Inc.(b)	4,314,090
113,589	Rudolph Technologies, Inc.(b)	1,452,803
238,679	Semtech Corp.(b)	4,176,883
176,000	Tessera Technologies, Inc.	6,154,720
98,310	Ultratech, Inc.(b)	1,536,585
146,535	Veeco Instruments, Inc.(b)	2,640,561

		84,223,860

	Software—13.6%
168,397	Blackbaud, Inc.	10,556,808
139,910	Bottomline Technologies (de), Inc.(b)	3,872,709
96,554	Ebix, Inc.	2,677,443
115,378	Epiq Systems, Inc.	1,592,216
62,268	Interactive Intelligence Group, Inc.(b)	2,013,747
33,519	MicroStrategy, Inc., Class A(b)	5,767,614
142,815	Monotype Imaging Holdings, Inc.	3,904,562
179,625	Progress Software Corp.(b)	4,361,295
141,821	Synchronoss Technologies, Inc.(b)	4,989,263
306,815	Take-Two Interactive Software, Inc.(b)	10,186,258
133,977	Tangoe, Inc.(b)	1,109,330

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

40

PowerShares S&P SmallCap Information Technology Portfolio (PSCT) (continued)

October 31, 2015

Number of Shares		Value
	Common Stocks (continued)
	Software (continued)
106,522	VASCO Data Security International, Inc.(b)(c)	$2,024,983

		53,056,228

	Technology Hardware, Storage & Peripherals—4.0%
169,972	Electronics for Imaging, Inc.(b)	7,893,500
314,862	QLogic Corp.(b)	3,904,289
130,748	Super Micro Computer, Inc.(b)	3,688,401

		15,486,190

	Total Common Stocks (Cost $355,472,132)	390,298,930

	Money Market Fund—0.0%
31,302	Invesco Premier Portfolio—Institutional Class, 0.12%(d) (Cost $31,302)	31,302

	Total Investments (excluding investments purchased with cash collateral from securities on loan) (Cost $355,503,434)—100.0%	390,330,232

	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—0.5%
1,920,976	Invesco Liquid Assets Portfolio—Institutional Class, 0.16%(d)(e) (Cost $1,920,976)	1,920,976

	Total Investments (Cost $357,424,410)—100.5%	392,251,208
	Other assets less liabilities—(0.5)%	(1,936,005)

	Net Assets—100.0%	$390,315,203

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at October 31, 2015.
(d)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of October 31, 2015.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2H.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

41

Schedule of Investments(a)

PowerShares S&P SmallCap Materials Portfolio (PSCM)

October 31, 2015

Number of Shares		Value
	Common Stocks—100.0%
	Chemicals—47.5%
9,842	A. Schulman, Inc.	$353,229
8,635	American Vanguard Corp.	115,795
10,575	Balchem Corp.	722,273
17,597	Calgon Carbon Corp.	302,668
18,014	Flotek Industries, Inc.(b)	326,053
7,640	FutureFuel Corp.	117,732
16,974	H.B. Fuller Co.	644,842
3,222	Hawkins, Inc.	133,520
6,604	Innophos Holdings, Inc.	280,604
8,115	Innospec, Inc.	448,273
18,941	Intrepid Potash, Inc.(b)	73,112
6,906	Koppers Holdings, Inc.	130,938
10,535	Kraton Performance Polymers, Inc.(b)	214,809
6,587	LSB Industries, Inc.(b)	103,087
4,482	Quaker Chemical Corp.	355,781
14,410	Rayonier Advanced Materials, Inc.	132,860
6,144	Stepan Co.	325,202
8,345	Tredegar Corp.	119,000

		4,899,778

	Construction Materials—5.0%
24,825	Headwaters, Inc.(b)	510,154

	Containers & Packaging—1.2%
7,708	Myers Industries, Inc.	120,322

	Metals & Mining—19.4%
59,759	AK Steel Holding Corp.(b)	172,703
16,645	Century Aluminum Co.(b)	60,255
21,809	Globe Specialty Metals, Inc.	275,229
4,182	Haynes International, Inc.	164,980
5,789	Kaiser Aluminum Corp.	470,588
6,763	Materion Corp.	203,904
3,068	Olympic Steel, Inc.	29,361
40,628	Stillwater Mining Co.(b)	379,465
21,933	SunCoke Energy, Inc.	108,788
12,865	Timkensteel Corp.	136,884

		2,002,157

	Paper & Forest Products—26.9%
13,169	Boise Cascade Co.(b)	394,148
6,403	Clearwater Paper Corp.(b)	322,903
3,733	Deltic Timber Corp.	231,297
28,788	KapStone Paper and Packaging Corp.	626,139
5,624	Neenah Paper, Inc.	379,114
14,570	P.H. Glatfelter Co.	282,658
10,241	Schweitzer-Mauduit International, Inc.	397,556
13,968	Wausau Paper Corp.	142,613

		2,776,428

	Total Investments (Cost $13,791,424)—100.0%	10,308,839
	Other assets less liabilities—(0.0)%	(286)

	Net Assets—100.0%	$10,308,553

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

42

Schedule of Investments(a)

PowerShares S&P SmallCap Utilities Portfolio (PSCU)

October 31, 2015

Number of Shares		Value
	Common Stocks—100.0%
	Diversified Telecommunication Services—23.1%
159,715	8x8, Inc.(b)	$1,702,562
19,378	Atlantic Tele-Network, Inc.	1,480,867
378,326	Cincinnati Bell, Inc.(b)	1,426,289
80,674	Consolidated Communications Holdings, Inc.	1,782,895
54,170	General Communication, Inc., Class A(b)	1,103,172
145,347	Iridium Communications, Inc.(b)	1,193,299
41,285	Lumos Networks Corp.	535,054

		9,224,138

	Electric Utilities—16.7%
32,013	ALLETE, Inc.	1,607,373
44,383	El Paso Electric Co.	1,716,291
65,471	UIL Holdings Corp.	3,338,366

		6,662,030

	Gas Utilities—42.6%
30,515	Laclede Group, Inc. (The)	1,787,263
98,895	New Jersey Resources Corp.	3,132,994
35,722	Northwest Natural Gas Co.	1,706,440
91,601	Piedmont Natural Gas Co., Inc.	5,249,653
66,729	South Jersey Industries, Inc.	1,768,986
54,432	Southwest Gas Corp.	3,345,391

		16,990,727

	Multi-Utilities—11.7%
50,557	Avista Corp.	1,711,354
54,434	NorthWestern Corp.	2,949,779

		4,661,133

	Water Utilities—4.1%
40,242	American States Water Co.	1,639,861

	Wireless Telecommunication Services—1.8%
38,778	Spok Holdings, Inc.	699,167

	Total Investments (Cost $36,918,839)—100.0%	39,877,056
	Other assets less liabilities—0.0%	10,318

	Net Assets—100.0%	$39,887,374

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

43

Statements of Assets and Liabilities

October 31, 2015

	PowerShares DWA SmallCap Momentum Portfolio (DWAS)	PowerShares DWA Tactical Sector Rotation Portfolio (DWTR)	PowerShares S&P SmallCap Consumer Discretionary Portfolio (PSCD)	PowerShares S&P SmallCap Consumer Staples Portfolio (PSCC)
Assets:
Unaffiliated investments, at value(a)	$416,424,125	$—	$115,967,991	$30,468,134
Affiliated investments, at value	27,521,604	42,607,407	5,143,576	—

Total investments, at value	443,945,729	42,607,407	121,111,567	30,468,134
Receivables:
Dividends	86,603	—	19,789	67,450
Securities lending	31,959	—	5,170	—
Foreign tax reclaims	1,694	—	—	—
Shares sold	—	6,495,696	—	—
Investments sold	—	—	—	1,027,090

Total Assets	444,065,985	49,103,103	121,136,526	31,562,674

Liabilities:
Due to custodian	13,475	168	—	61,394
Payables:
Collateral upon return of securities loaned	27,521,604	—	5,134,086	—
Investments purchased	—	6,496,055	—	—
Shares repurchased	—	—	—	—
Accrued unitary management fees	214,988	2,846	28,414	7,684

Total Liabilities	27,750,067	6,499,069	5,162,500	69,078

Net Assets	$416,315,918	$42,604,034	$115,974,026	$31,493,596

Net Assets Consist of:
Shares of beneficial interest	$488,739,346	$41,828,050	$116,772,372	$31,883,126
Undistributed net investment income (loss)	156,729	(2,780)	137,706	239,884
Undistributed net realized gain (loss)	(100,866,959)	(181)	(4,483,905)	(997,726)
Net unrealized appreciation (depreciation)	28,286,802	778,945	3,547,853	368,312

Net Assets	$416,315,918	$42,604,034	$115,974,026	$31,493,596

Shares outstanding (unlimited amount authorized, $0.01 par value)	10,900,000	1,650,001	2,350,000	550,000
Net asset value	$38.19	$25.82	$49.35	$57.26

Market price	$38.18	$25.84	$49.37	$57.31

Unaffiliated investments, at cost	$388,137,323	$—	$112,420,138	$30,099,822

Affiliated investments, at cost	$27,521,604	$41,828,462	$5,143,576	$—

Total investments, at cost	$415,658,927	$41,828,462	$117,563,714	$30,099,822

(a) Includes securities on loan with an aggregate value of:	$25,911,882	$—	$5,036,434	$—

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

44

PowerShares S&P SmallCap Energy Portfolio (PSCE)	PowerShares S&P SmallCap Financials Portfolio (PSCF)	PowerShares S&P SmallCap Health Care Portfolio (PSCH)	PowerShares S&P SmallCap Industrials Portfolio (PSCI)	PowerShares S&P SmallCap Information Technology Portfolio (PSCT)	PowerShares S&P SmallCap Materials Portfolio (PSCM)	PowerShares S&P SmallCap Utilities Portfolio (PSCU)

$37,126,524	$182,239,977	$230,478,294	$70,572,978	$390,298,930	$10,308,839	$39,877,056
3,913,493	305,612	1,635,426	401,484	1,952,278	—	—

41,040,017	182,545,589	232,113,720	70,974,462	392,251,208	10,308,839	39,877,056

4,198	153,868	5,505	19,805	51,260	5,882	26,560
6,749	769	544	930	27,214	—	20
—	—	—	—	—	—	—
—	4,318,383	—	—	—	—	—
905,438	5,174,861	—	—	—	8,053	—

41,956,402	192,193,470	232,119,769	70,995,197	392,329,682	10,322,774	39,903,636

—	—	—	—	—	11,701	11,271

3,891,750	294,295	1,558,000	369,783	1,920,976	—	—
—	5,267,954	—	—	—	—	—
906,076	4,240,587	—	—	—	—	—
9,668	43,980	57,641	16,983	93,503	2,520	4,991

4,807,494	9,846,816	1,615,641	386,766	2,014,479	14,221	16,262

$37,148,908	$182,346,654	$230,504,128	$70,608,431	$390,315,203	$10,308,553	$39,887,374

$81,586,630	$156,800,611	$225,948,193	$68,526,056	$365,771,763	$14,758,940	$38,277,796
56,440	738,811	(71,383)	95,419	396,799	22,780	91,932
(25,521,040)	(2,207,949)	(5,232,288)	(2,071,578)	(10,680,157)	(990,582)	(1,440,571)
(18,973,122)	27,015,181	9,859,606	4,058,534	34,826,798	(3,482,585)	2,958,217

$37,148,908	$182,346,654	$230,504,128	$70,608,431	$390,315,203	$10,308,553	$39,887,374

2,050,000	4,300,000	3,450,000	1,550,000	7,550,000	300,000	950,000
$18.12	$42.41	$66.81	$45.55	$51.70	$34.36	$41.99

$18.13	$42.45	$66.86	$45.57	$51.77	$34.37	$42.01

$56,099,646	$155,224,796	$220,618,688	$66,514,444	$355,472,132	$13,791,424	$36,918,839

$3,913,493	$305,612	$1,635,426	$401,484	$1,952,278	$—	$—

$60,013,139	$155,530,408	$222,254,114	$66,915,928	$357,424,410	$13,791,424	$36,918,839

$3,728,902	$270,723	$1,497,082	$369,401	$1,921,987	$—	$—

45

Statements of Operations

For the year ended October 31, 2015

	PowerShares DWA SmallCap Momentum Portfolio (DWAS)	PowerShares DWA Tactical Sector Rotation Portfolio (DWTR)(a)	PowerShares S&P SmallCap Consumer Discretionary Portfolio (PSCD)	PowerShares S&P SmallCap Consumer Staples Portfolio (PSCC)
Investment Income:
Unaffiliated dividend income	$2,005,505	$—	$1,334,237	$487,896
Affiliated dividend income	66	—	18	8
Securities lending income	519,360	—	78,151	—
Foreign withholding tax	—	—	—	—

Total Income	2,524,931	—	1,412,406	487,904

Expenses:
Unitary management fees	2,295,615	2,846	328,029	100,993

Less: Waivers	(227)	—	(83)	(31)

Net Expenses	2,295,388	2,846	327,946	100,962

Net Investment Income (Loss)	229,543	(2,846)	1,084,460	386,942

Realized and Unrealized Gain (Loss):
Net realized gain (loss) from:
Investment securities	(51,247,220)	(115)	(3,224,827)	(908,989)
In-kind redemptions	34,403,131	—	12,876,205	5,003,340

Net realized gain (loss)	(16,844,089)	(115)	9,651,378	4,094,351

Net change in unrealized appreciation (depreciation) on investment securities	1,721,890	778,945	(7,660,124)	(1,405,657)

Net realized and unrealized gain (loss)	(15,122,199)	778,830	1,991,254	2,688,694

Net increase (decrease) in net assets resulting from operations	$(14,892,656)	$775,984	$3,075,714	$3,075,636

(a)	For the period October 7, 2015 (commencement of investment operations) through October 31, 2015.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

46

PowerShares S&P SmallCap Energy Portfolio (PSCE)	PowerShares S&P SmallCap Financials Portfolio (PSCF)	PowerShares S&P SmallCap Health Care Portfolio (PSCH)	PowerShares S&P SmallCap Industrials Portfolio (PSCI)	PowerShares S&P SmallCap Information Technology Portfolio (PSCT)	PowerShares S&P SmallCap Materials Portfolio (PSCM)	PowerShares S&P SmallCap Utilities Portfolio (PSCU)

$327,415	$3,391,457	$566,636	$1,090,749	$1,256,065	$232,978	$1,020,015
5	25	18	16	63	2	7
18,002	769	553	1,662	42,536	—	6,213
(1,913)	(1,438)	—	—	—	—	—

343,509	3,390,813	567,207	1,092,427	1,298,664	232,980	1,026,235

115,517	368,964	610,214	248,635	831,644	58,199	101,874

(16)	(87)	(95)	(42)	(192)	(11)	(21)

115,501	368,877	610,119	248,593	831,452	58,188	101,853

228,008	3,021,936	(42,912)	843,834	467,212	174,792	924,382

(15,679,934)	(81,379)	(5,223,794)	(897,608)	(4,881,730)	(940,638)	(409,917)
390,264	6,860,932	29,884,396	8,737,264	26,278,858	(423,246)	7,832,553

(15,289,670)	6,779,553	24,660,602	7,839,656	21,397,128	(1,363,884)	7,422,636

(10,658,757)	(2,029,901)	(9,397,398)	(6,337,677)	907,630	(3,414,711)	(5,488,733)

(25,948,427)	4,749,652	15,263,204	1,501,979	22,304,758	(4,778,595)	1,933,903

$(25,720,419)	$7,771,588	$15,220,292	$2,345,813	$22,771,970	$(4,603,803)	$2,858,285

47

Statements of Changes in Net Assets

For the years ended October 31, 2015 and 2014

	PowerShares DWA SmallCap Momentum Portfolio (DWAS)		PowerShares DWA Tactical Sector Rotation Portfolio (DWTR)(a)
	2015	2014	2015
Operations:
Net investment income (loss)	$229,543	$187,267	$(2,846)
Net realized gain (loss)	(16,844,089)	(7,791,356)	(115)
Net change in unrealized appreciation (depreciation)	1,721,890	(5,259,970)	778,945

Net increase (decrease) in net assets resulting from operations	(14,892,656)	(12,864,059)	775,984

Distributions to Shareholders from:
Net investment income	(313,026)	(207,003)	—
Net realized gains	—	—	—
Return of capital	—	(136,683)	—

Total distributions to shareholders	(313,026)	(343,686)	—

Shareholder Transactions:
Proceeds from shares sold	330,233,347	203,215,850	41,828,050
Value of shares repurchased	(191,228,931)	(402,536,898)	—

Net increase (decrease) in net assets resulting from shares transactions	139,004,416	(199,321,048)	41,828,050

Increase (Decrease) in Net Assets	123,798,734	(212,528,793)	42,604,034

Net Assets:
Beginning of year	292,517,184	505,045,977	—

End of year	$416,315,918	$292,517,184	$42,604,034

Undistributed net investment income (loss) at end of year	$156,729	$—	$(2,780)

Changes in Shares Outstanding:
Shares sold	8,100,000	5,200,000	1,650,001
Shares repurchased	(4,850,000)	(11,150,001)	—
Shares outstanding, beginning of year	7,650,000	13,600,001	—

Shares outstanding, end of year	10,900,000	7,650,000	1,650,001

(a)	For the period October 7, 2015 (commencement of investment operations) through October 31, 2015.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

48

PowerShares S&P SmallCap Consumer Discretionary Portfolio (PSCD)		PowerShares S&P SmallCap Consumer Staples Portfolio (PSCC)		PowerShares S&P SmallCap Energy Portfolio (PSCE)		PowerShares S&P SmallCap Financials Portfolio (PSCF)
2015	2014	2015	2014	2015	2014	2015	2014

$1,084,460	$763,426	$386,942	$210,106	$228,008	$35,539	$3,021,936	$2,476,234
9,651,378	19,836,520	4,094,351	7,632,092	(15,289,670)	1,551,315	6,779,553	1,868,178
(7,660,124)	(17,461,256)	(1,405,657)	(5,019,624)	(10,658,757)	(11,272,819)	(2,029,901)	5,380,014

3,075,714	3,138,690	3,075,636	2,822,574	(25,720,419)	(9,685,965)	7,771,588	9,724,426

(1,104,227)	(677,116)	(236,050)	(207,301)	(171,568)	(17,300)	(2,648,802)	(2,634,796)
—	—	(487,206)	—	—	—	—	(77,662)
—	—	—	—	—	(4,640)	—	—

(1,104,227)	(677,116)	(723,256)	(207,301)	(171,568)	(21,940)	(2,648,802)	(2,712,458)

50,801,801	40,321,607	30,057,465	42,197,537	35,063,123	17,822,356	85,664,792	19,531,664
(28,947,395)	(52,832,637)	(33,211,698)	(58,668,397)	(2,303,063)	(26,112,756)	(23,193,508)	(9,760,305)

21,854,406	(12,511,030)	(3,154,233)	(16,470,860)	32,760,060	(8,290,400)	62,471,284	9,771,359

23,825,893	(10,049,456)	(801,853)	(13,855,587)	6,868,073	(17,998,305)	67,594,070	16,783,327

92,148,133	102,197,589	32,295,449	46,151,036	30,280,835	48,279,140	114,752,584	97,969,257

$115,974,026	$92,148,133	$31,493,596	$32,295,449	$37,148,908	$30,280,835	$182,346,654	$114,752,584

$137,706	$157,473	$239,884	$88,992	$56,440	$—	$738,811	$365,677

950,000	850,000	550,000	850,000	1,350,000	350,000	2,050,000	500,000
(550,000)	(1,150,000)	(600,000)	(1,200,000)	(100,000)	(550,000)	(550,000)	(250,000)
1,950,000	2,250,000	600,000	950,000	800,000	1,000,000	2,800,000	2,550,000

2,350,000	1,950,000	550,000	600,000	2,050,000	800,000	4,300,000	2,800,000

49

Statements of Changes in Net Assets (continued)

For the years ended October 31, 2015 and 2014

	PowerShares S&P SmallCap Health Care Portfolio (PSCH)		PowerShares S&P SmallCap Industrials Portfolio (PSCI)
	2015	2014	2015	2014
Operations:
Net investment income (loss)	$(42,912)	$141,605	$843,834	$834,733
Net realized gain (loss)	24,660,602	39,262,515	7,839,656	5,966,721
Net change in unrealized appreciation (depreciation)	(9,397,398)	(12,286,159)	(6,337,677)	(2,335,814)

Net increase (decrease) in net assets resulting from operations	15,220,292	27,117,961	2,345,813	4,465,640

Distributions to Shareholders from:
Net investment income	(74,412)	(125,592)	(878,298)	(762,996)
Net realized gains	(3,889,593)	—	—	—

Total distributions to shareholders	(3,964,005)	(125,592)	(878,298)	(762,996)

Shareholder Transactions:
Proceeds from shares sold	153,561,248	69,523,254	6,725,540	49,048,765
Value of shares repurchased	(99,513,782)	(109,478,843)	(38,582,315)	(25,780,785)

Net increase (decrease) in net assets resulting from shares transactions	54,047,466	(39,955,589)	(31,856,775)	23,267,980

Increase (Decrease) in Net Assets	65,303,753	(12,963,220)	(30,389,260)	26,970,624

Net Assets:
Beginning of year	165,200,375	178,163,595	100,997,691	74,027,067

End of year	$230,504,128	$165,200,375	$70,608,431	$100,997,691

Undistributed net investment income (loss) at end of year	$(71,383)	$43,900	$95,419	$129,883

Changes in Shares Outstanding:
Shares sold	2,200,000	1,250,000	150,000	1,100,000
Shares repurchased	(1,500,000)	(2,000,000)	(850,000)	(600,000)
Shares outstanding, beginning of year	2,750,000	3,500,000	2,250,000	1,750,000

Shares outstanding, end of year	3,450,000	2,750,000	1,550,000	2,250,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

50

PowerShares S&P SmallCap Information Technology Portfolio (PSCT)		PowerShares S&P SmallCap Materials Portfolio (PSCM)		PowerShares S&P SmallCap Utilities Portfolio (PSCU)
2015	2014	2015	2014	2015	2014

$467,212	$488,008	$174,792	$286,427	$924,382	$1,013,859
21,397,128	26,552,386	(1,363,884)	2,288,387	7,422,636	1,322,479
907,630	4,030,338	(3,414,711)	(1,663,452)	(5,488,733)	2,810,881

22,771,970	31,070,732	(4,603,803)	911,362	2,858,285	5,147,219

(210,333)	(471,499)	(223,243)	(227,942)	(1,042,947)	(957,249)
—	—	—	—	—	—

(210,333)	(471,499)	(223,243)	(227,942)	(1,042,947)	(957,249)

215,140,141	76,868,743	—	50,738,005	30,306,896	8,862,303
(73,086,656)	(91,786,214)	(35,428,789)	(19,011,318)	(32,494,100)	(5,366,354)

142,053,485	(14,917,471)	(35,428,789)	31,726,687	(2,187,204)	3,495,949

164,615,122	15,681,762	(40,255,835)	32,410,107	(371,866)	7,685,919

225,700,081	210,018,319	50,564,388	18,154,281	40,259,240	32,573,321

$390,315,203	$225,700,081	$10,308,553	$50,564,388	$39,887,374	$40,259,240

$396,799	$73,622	$22,780	$71,231	$91,932	$210,497

4,300,000	1,700,000	—	1,150,000	750,000	250,000
(1,450,000)	(2,050,000)	(850,000)	(450,000)	(850,000)	(150,000)
4,700,000	5,050,000	1,150,000	450,000	1,050,000	950,000

7,550,000	4,700,000	300,000	1,150,000	950,000	1,050,000

51

Financial Highlights

PowerShares DWA SmallCap Momentum Portfolio (DWAS)

	Year Ended October 31,				For the Period July 16, 2012(a) Through October 31, 2012
	2015	2014	2013
Per Share Operating Performance:
Net asset value at beginning of period	$38.24	$37.14	$25.87		$24.85
Net investment income(b)	0.02	0.01	0.04		0.03
Net realized and unrealized gain (loss) on investments	(0.04)	1.11	11.50		0.99	(c)
Total from investment operations	(0.02)	1.12	11.54		1.02
Distributions to shareholders from:
Net investment income	(0.03)	(0.01)	(0.27)		—
Return of capital	—	(0.01)	—		—
Total distributions	(0.03)	(0.02)	(0.27)		—
Net asset value at end of period	$38.19	$38.24	$37.14		$25.87
Market price at end of period(d)	$38.18	$38.24	$37.22		$25.80
Net Asset Value Total Return(e)	(0.05)%	3.03%	44.98%		4.10	%(f)
Market Price Total Return(e)	(0.08)%	2.80%	45.69%		3.82	%(f)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$416,316	$292,517	$505,046		$14,231
Ratio to average net assets of:
Expenses	0.60%	0.60%	0.60	%(g)	0.60	%(h)
Net investment income	0.06%	0.04%	0.10%		0.41	%(h)
Portfolio turnover rate(i)	141%	168%	145%		18%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	Due to the timing of creations and redemptions of capital shares, the net realized and unrealized gain (loss) per share is not in accord with the Fund’s change in net realized and unrealized gain (loss) on investment securities and in-kind transactions for the period.
(d)	The mean between the last bid and ask prices.
(e)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and the redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(f)	The net asset value total return from Fund Inception (July 19, 2012, the first day of trading on the exchange) to October 31, 2012 was 3.52%. The market price total return from Fund Inception to October 31, 2012 was 3.12%.
(g)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment companies’ expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Fund invests in. The effect of the estimated investment companies’ expenses that the Fund bears indirectly is included in the Fund’s total return.
(h)	Annualized.
(i)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

52

Financial Highlights (continued)

PowerShares DWA Tactical Sector Rotation Portfolio (DWTR)

	For the Period October 7, 2015(a) Through October 31, 2015
Per Share Operating Performance:
Net asset value at beginning of period	$25.17
Net investment income (loss)(b)	(0.00	)(c)
Net realized and unrealized gain on investments	0.65
Total from investment operations	0.65
Net asset value at end of period	$25.82
Market price at end of period(d)	$25.84
Net Asset Value Total Return(e)	2.58	%(f)
Market Price Total Return(e)	2.66	%(f)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$42,604
Ratio to average net assets of:
Expenses(g)	0.15	%(h)
Net investment income	(0.15	)%(h)
Portfolio turnover rate(i)	0	%(j)

(a)	Commencement of Investment Operations
(b)	Based on average shares outstanding.
(c)	Amount represents less than $(0.005).
(d)	The mean between the last bid and ask prices.
(e)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and the redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(f)	The net asset value total return from Fund Inception (October 9, 2015, the first day of trading on the exchange) to October 31, 2015 was 1.73%. The market price total return from Fund Inception to October 31, 2015 was 1.81%.
(g)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment companies’ expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Fund invests in. The effect of the estimated investment companies’ expenses that the Fund bears indirectly is included in the Fund’s total return.
(h)	Annualized.
(i)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.
(j)	Amount represents less than 0.5%.

PowerShares S&P SmallCap Consumer Discretionary Portfolio (PSCD)

	Year Ended October 31,
	2015	2014	2013	2012	2011
Per Share Operating Performance:
Net asset value at beginning of year	$47.26	$45.42	$32.18	$27.16	$24.96
Net investment income(a)	0.50	0.32	0.40	0.15	0.17
Net realized and unrealized gain on investments	2.10	1.80	13.25	5.03	2.18
Total from investment operations	2.60	2.12	13.65	5.18	2.35
Distributions to shareholders from:
Net investment income	(0.51)	(0.28)	(0.41)	(0.16)	(0.15)
Net asset value at end of year	$49.35	$47.26	$45.42	$32.18	$27.16
Market price at end of year(b)	$49.37	$47.27	$45.52	$32.18	$27.19
Net Asset Value Total Return(c)	5.43%	4.66%	42.81%	19.17%	9.39%
Market Price Total Return(c)	5.45%	4.45%	43.13%	19.04%	9.51%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$115,974	$92,148	$102,198	$61,151	$43,450
Ratio to average net assets of:
Expenses	0.29%	0.29%	0.30%	0.29%	0.29%
Net investment income	0.96%	0.69%	1.04%	0.50%	0.61%
Portfolio turnover rate(d)	19%	13%	10%	8%	8%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and the redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

53

Financial Highlights (continued)

PowerShares S&P SmallCap Consumer Staples Portfolio (PSCC)

	Year Ended October 31,
	2015	2014	2013	2012	2011
Per Share Operating Performance:
Net asset value at beginning of year	$53.83	$48.58	$34.23	$30.81	$27.42
Net investment income(a)	0.61	0.28	0.28	0.34	0.33
Net realized and unrealized gain on investments	3.88	5.21	14.31	3.30	3.37
Total from investment operations	4.49	5.49	14.59	3.64	3.70
Distributions to shareholders from:
Net investment income	(0.36)	(0.24)	(0.24)	(0.22)	(0.31)
Net realized gains	(0.70)	—	—	—	—
Total distributions	(1.06)	(0.24)	(0.24)	(0.22)	(0.31)
Net asset value at end of year	$57.26	$53.83	$48.58	$34.23	$30.81
Market price at end of year(b)	$57.31	$53.82	$48.68	$34.14	$30.84
Net Asset Value Total Return(c)	8.43%	11.34%	42.83%	11.86%	13.53%
Market Price Total Return(c)	8.54%	11.08%	43.51%	11.45%	13.55%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$31,494	$32,295	$46,151	$29,097	$12,324
Ratio to average net assets of:
Expenses	0.29%	0.29%	0.30%	0.29%	0.29%
Net investment income	1.11%	0.57%	0.69%	1.01%	1.07%
Portfolio turnover rate(d)	39%	33%	23%	14%	30%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask price.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and the redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

PowerShares S&P SmallCap Energy Portfolio (PSCE)

	Year Ended October 31,
	2015	2014		2013	2012		2011
Per Share Operating Performance:
Net asset value at beginning of year	$37.85	$48.28		$32.77	$33.59		$26.33
Net investment income(a)	0.14	0.04		0.29	0.01		0.11
Net realized and unrealized gain (loss) on investments	(19.74)	(10.45)		15.47	(0.81)		7.57 (b)
Total from investment operations	(19.60)	(10.41)		15.76	(0.80)		7.68
Distributions to shareholders from:
Net investment income	(0.13)	(0.02)		(0.25)	(0.02)		(0.24)
Return of capital	—	(0.00	)(c)	—	(0.00	)(c)	(0.18)
Total distributions	(0.13)	(0.02)		(0.25)	(0.02)		(0.42)
Net asset value at end of year	$18.12	$37.85		$48.28	$32.77		$33.59
Market price at end of year(d)	$18.13	$37.84		$48.42	$32.72		$33.62
Net Asset Value Total Return(e)	(51.89)%	(21.57)%		48.41%	(2.37)%		29.21%
Market Price Total Return(e)	(51.85)%	(21.82)%		49.07%	(2.61)%		29.33%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$37,149	$30,281		$48,279	$39,320		$57,106
Ratio to average net assets of:
Expenses	0.29%	0.29%		0.29%	0.29%		0.29%
Net investment income	0.57%	0.07%		0.74%	0.03%		0.28%
Portfolio turnover rate(f)	38%	27%		38%	36%		46%

(a)	Based on average shares outstanding.
(b)	Due to the timing of creations and redemptions of capital shares, the net realized and unrealized gain (loss) per share is not in accord with the Fund’s change in net realized and unrealized gain (loss) on investment securities and in-kind transactions for the period.
(c)	Amount represents less than $(0.005).
(d)	The mean between the last bid and ask price.
(e)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and the redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

54

Financial Highlights (continued)

PowerShares S&P SmallCap Financials Portfolio (PSCF)

	Year Ended October 31,
	2015		2014		2013		2012	2011
Per Share Operating Performance:
Net asset value at beginning of year	$40.98		$38.42		$30.41		$26.33	$25.04
Net investment income(a)	0.98		0.89		0.88		0.60	0.57
Net realized and unrealized gain on investments	1.32		2.67		8.14		3.99	1.25
Total from investment operations	2.30		3.56		9.02		4.59	1.82
Distributions to shareholders from:
Net investment income	(0.87)		(0.97)		(1.01)		(0.51)	(0.53)
Net realized gains	—		(0.03)		—		—	—
Total distributions	(0.87)		(1.00)		(1.01)		(0.51)	(0.53)
Net asset value at end of year	$42.41		$40.98		$38.42		$30.41	$26.33
Market price at end of year(b)	$42.45		$40.97		$38.50		$30.39	$26.36
Net Asset Value Total Return(c)	5.68%		9.40%		30.26%		17.67%	7.33%
Market Price Total Return(c)	5.80%		9.14%		30.62%		17.46%	7.54%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$182,347		$114,753		$97,969		$71,475	$60,557
Ratio to average net assets of:
Expenses	0.29	%(d)	0.29	%(d)	0.30	%(d)	0.29%	0.29%
Net investment income	2.38%		2.31%		2.56%		2.05%	2.14%
Portfolio turnover rate(e)	16%		16%		24%		10%	13%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and the redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment companies’ expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Fund invests in. The effect of the estimated investment companies’ expenses that the Fund bears indirectly is included in the Fund’s total return.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

PowerShares S&P SmallCap Health Care Portfolio (PSCH)

	Year Ended October 31,
	2015	2014	2013	2012	2011
Per Share Operating Performance:
Net asset value at beginning of year	$60.07	$50.90	$34.33	$30.42	$25.31
Net investment income (loss)(a)	(0.01)	0.04	0.15	0.01	(0.02)
Net realized and unrealized gain on investments	8.22	9.17	16.56	4.22	5.20
Total from investment operations	8.21	9.21	16.71	4.23	5.18
Distributions to shareholders from:
Net investment income	(0.03)	(0.04)	(0.14)	(0.32)	(0.07)
Net realized gains	(1.44)	—	—	—	—
Total distributions	(1.47)	(0.04)	(0.14)	(0.32)	(0.07)
Net asset value at end of year	$66.81	$60.07	$50.90	$34.33	$30.42
Market price at end of year(b)	$66.86	$60.03	$50.99	$34.30	$30.46
Net Asset Value Total Return(c)	13.96%	18.10%	48.85%	14.01%	20.51%
Market Price Total Return(c)	14.12%	17.81%	49.25%	13.77%	20.67%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$230,504	$165,200	$178,164	$121,865	$106,481
Ratio to average net assets of:
Expenses	0.29%	0.29%	0.30%	0.29%	0.29%
Net investment income (loss)	(0.02)%	0.08%	0.35%	0.04%	(0.06)%
Portfolio turnover rate(d)	22%	27%	16%	23%	15%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and the redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

55

Financial Highlights (continued)

PowerShares S&P SmallCap Industrials Portfolio (PSCI)

	Year Ended October 31,
	2015	2014	2013	2012		2011
Per Share Operating Performance:
Net asset value at beginning of year	$44.89	$42.30	$30.61	$27.05		$25.88
Net investment income(a)	0.45	0.34	0.32	0.42	(b)	0.19
Net realized and unrealized gain on investments	0.68	2.57	11.97	3.39		1.20
Total from investment operations	1.13	2.91	12.29	3.81		1.39
Distributions to shareholders from:
Net investment income	(0.47)	(0.32)	(0.60)	(0.25)		(0.22)
Net asset value at end of year	$45.55	$44.89	$42.30	$30.61		$27.05
Market price at end of year(c)	$45.57	$44.83	$42.38	$30.55		$27.07
Net Asset Value Total Return(d)	2.51%	6.87%	40.72%	14.16%		5.34%
Market Price Total Return(d)	2.69%	6.53%	41.27%	13.85%		5.42%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$70,608	$100,998	$74,027	$18,363		$25,698
Ratio to average net assets of:
Expenses	0.29%	0.29%	0.30%	0.29%		0.29%
Net investment income	0.98%	0.78%	0.88%	1.44	%(b)	0.63%
Portfolio turnover rate(e)	11%	15%	30%	9%		9%

(a)	Based on average shares outstanding.
(b)	Net Investment income per share and the ratio of net investment income to average net assets include a special cash dividend received of $10.50 per share owned of Kaydon Corp. on March 27, 2012. Net investment income per share and the ratio of net investment income to average net assets excluding the special dividends are $0.26 and 0.88%, respectively.
(c)	The mean between the last bid and ask price.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and the redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

PowerShares S&P SmallCap Information Technology Portfolio (PSCT)

	Year Ended October 31,
	2015	2014	2013	2012	2011
Per Share Operating Performance:
Net asset value at beginning of year	$48.02	$41.59	$29.62	$27.80	$26.39
Net investment income(a)	0.08	0.09	0.08	0.22	0.01
Net realized and unrealized gain on investments	3.64	6.43	12.21	1.62	1.46 (b)
Total from investment operations	3.72	6.52	12.29	1.84	1.47
Distributions to shareholders from:
Net investment income	(0.04)	(0.09)	(0.32)	(0.02)	(0.05)
Return of capital	—	—	—	—	(0.01)
Total distributions	(0.04)	(0.09)	(0.32)	(0.02)	(0.06)
Net asset value at end of year	$51.70	$48.02	$41.59	$29.62	$27.80
Market price at end of year(c)	$51.77	$48.01	$41.67	$29.59	$27.80
Net Asset Value Total Return(d)	7.75%	15.69%	41.86%	6.61%	5.56%
Market Price Total Return(d)	7.92%	15.44%	42.28%	6.50%	5.60%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$390,315	$225,700	$210,018	$78,506	$80,620
Ratio to average net assets of:
Expenses	0.29%	0.29%	0.29%	0.29%	0.29%
Net investment income	0.16%	0.21%	0.23%	0.74%	0.02%
Portfolio turnover rate(e)	15%	10%	17%	14%	9%

(a)	Based on average shares outstanding.
(b)	Due to the timing of creations and redemptions of capital shares, the net realized and unrealized gain (loss) per share is not in accord with the Fund’s change in net realized and unrealized gain (loss) on investment securities and in-kind transactions for the period.
(c)	The mean between the last bid and ask price.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and the redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

56

Financial Highlights (continued)

PowerShares S&P SmallCap Materials Portfolio (PSCM)

	Year Ended October 31,
	2015	2014	2013	2012	2011
Per Share Operating Performance:
Net asset value at beginning of year	$43.97	$40.34	$30.23	$25.92	$26.22
Net investment income(a)	0.35	0.28	0.32	0.19	0.16
Net realized and unrealized gain (loss) on investments	(9.50)	3.58	10.18	4.26	(0.20	)(b)
Total from investment operations	(9.15)	3.86	10.50	4.45	(0.04)
Distributions to shareholders from:
Net investment income	(0.46)	(0.23)	(0.39)	(0.14)	(0.26)
Net asset value at end of year	$34.36	$43.97	$40.34	$30.23	$25.92
Market price at end of year(c)	$34.37	$43.95	$40.42	$30.22	$25.89
Net Asset Value Total Return(d)	(20.94)%	9.56%	35.00%	17.24%	(0.21)%
Market Price Total Return(d)	(20.88)%	9.30%	35.31%	17.34%	(0.33)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$10,309	$50,564	$18,154	$6,045	$6,481
Ratio to average net assets of:
Expenses	0.29%	0.29%	0.30%	0.29%	0.31%
Net investment income	0.87%	0.63%	0.91%	0.68%	0.63%
Portfolio turnover rate(e)	17%	12%	15%	14%	17%

(a)	Based on average shares outstanding.
(b)	Due to the timing of creations and redemptions of capital shares, the net realized and unrealized gain (loss) per share is not in accord with the Fund’s change in net realized and unrealized gain (loss) on investment securities and in-kind transactions for the period.
(c)	The mean between the last bid and ask price.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and the redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

PowerShares S&P SmallCap Utilities Portfolio (PSCU)

	Year Ended October 31,
	2015	2014	2013	2012		2011
Per Share Operating Performance:
Net asset value at beginning of year	$38.34	$34.29	$31.10	$30.03		$27.50
Net investment income(a)	1.02	1.00	1.00	1.13	(b)	0.91
Net realized and unrealized gain on investments	3.96	4.01	3.53	0.84		2.54
Total from investment operations	4.98	5.01	4.53	1.97		3.45
Distributions to shareholders from:
Net investment income	(1.33)	(0.96)	(1.34)	(0.90)		(0.92)
Net asset value at end of year	$41.99	$38.34	$34.29	$31.10		$30.03
Market price at end of year(c)	$42.01	$38.33	$34.34	$31.07		$30.02
Net Asset Value Total Return(d)	13.43%	14.87%	15.06%	6.66%		12.76%
Market Price Total Return(d)	13.52%	14.68%	15.34%	6.59%		12.77%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$39,887	$40,259	$32,573	$29,541		$46,548
Ratio to average net assets of:
Expenses	0.29%	0.29%	0.30%	0.29%		0.29%
Net investment income	2.63%	2.86%	3.10%	3.70	%(b)	3.16%
Portfolio turnover rate(e)	18%	34%	17%	6%		8%

(a)	Based on average shares outstanding.
(b)	Net Investment income per share and the ratio of net investment income to average net assets include a special cash dividend received of $3.00 per share owned of Neutral Tandem, Inc. on October 31, 2012. Net investment income per share and the ratio of net investment income to average net assets excluding the special dividends are $0.97 and 3.17%, respectively.
(c)	The mean between the last bid and ask price.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and the redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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Notes to Financial Statements

PowerShares Exchange-Traded Fund Trust II

October 31, 2015

Note 1. Organization

PowerShares Exchange-Traded Fund Trust II (the “Trust”) was organized as a Massachusetts business trust on October 10, 2006 and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of October 31, 2015, the Trust offered sixty-six portfolios. This report includes the following portfolios:

Full Name	Short Name
PowerShares DWA SmallCap Momentum Portfolio (DWAS)	“DWA SmallCap Momentum Portfolio”
PowerShares DWA Tactical Sector Rotation Portfolio (DWTR)*	“DWA Tactical Sector Rotation Portfolio”
PowerShares S&P SmallCap Consumer Discretionary Portfolio (PSCD)	“S&P SmallCap Consumer Discretionary Portfolio”
PowerShares S&P SmallCap Consumer Staples Portfolio (PSCC)	“S&P SmallCap Consumer Staples Portfolio”
PowerShares S&P SmallCap Energy Portfolio (PSCE)	“S&P SmallCap Energy Portfolio”
PowerShares S&P SmallCap Financials Portfolio (PSCF)	“S&P SmallCap Financials Portfolio”
PowerShares S&P SmallCap Health Care Portfolio (PSCH)	“S&P SmallCap Health Care Portfolio”
PowerShares S&P SmallCap Industrials Portfolio (PSCI)	“S&P SmallCap Industrials Portfolio”
PowerShares S&P SmallCap Information Technology Portfolio (PSCT)	“S&P SmallCap Information Technology Portfolio”
PowerShares S&P SmallCap Materials Portfolio (PSCM)	“S&P SmallCap Materials Portfolio”
PowerShares S&P SmallCap Utilities Portfolio (PSCU)	“S&P SmallCap Utilities Portfolio”

*Commenced	operations on October 7, 2015

Each portfolio (each, a “Fund”, and collectively, the “Funds”) represents a separate series of the Trust. The shares of the Funds are referred to herein as “Shares” or “Fund’s Shares.” Each Fund’s Shares are listed and traded on The NASDAQ Stock Market LLC, except for Shares of the DWA SmallCap Momentum Portfolio, which are listed and traded on NYSE Arca, Inc.

The market price of each Share may differ to some degree from the Fund’s net asset value (“NAV”). Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a “Creation Unit.” Creation Units are issued and redeemed principally in exchange for the deposit or delivery of a basket of securities (“Deposit Securities”). Except when aggregated in Creation Units by Authorized Participants, the Shares are not individually redeemable securities of the Funds.

The investment objective of each Fund is to seek investment results that generally correspond (before fees and expenses) to the price and yield of its respective index listed below (each, an “Underlying Index”):

Fund	Underlying Index
DWA SmallCap Momentum Portfolio	Dorsey Wright® SmallCap Technical Leaders Index
DWA Tactical Sector Rotation Portfolio	Dorsey Wright® Sector 4 Index
S&P SmallCap Consumer Discretionary Portfolio	S&P SmallCap 600® Capped Consumer Discretionary Index
S&P SmallCap Consumer Staples Portfolio	S&P SmallCap 600® Capped Consumer Staples Index
S&P SmallCap Energy Portfolio	S&P SmallCap 600® Capped Energy Index
S&P SmallCap Financials Portfolio	S&P SmallCap 600® Capped Financials Index
S&P SmallCap Health Care Portfolio	S&P SmallCap 600® Capped Health Care Index
S&P SmallCap Industrials Portfolio	S&P SmallCap 600® Capped Industrials Index
S&P SmallCap Information Technology Portfolio	S&P SmallCap 600® Capped Information Technology Index
S&P SmallCap Materials Portfolio	S&P SmallCap 600® Capped Materials Index
S&P SmallCap Utilities Portfolio	S&P SmallCap 600® Capped Utilities & Telecommunication Services Index

Note 2. Significant Accounting Policies

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates. In addition, the Funds monitor for material events or transactions that may occur or become known after the period-end date and before the date the

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financial statements are released to print. The following is a summary of the significant accounting policies followed by the Funds in preparation of the financial statements.

A. Security Valuation

Securities, including restricted securities, are valued according to the following policies:

Securities, including restricted securities in a fund that are held as investments (the “Underlying Fund”) of a Fund, are valued in accordance with the Underlying Fund’s valuation policy. The policies of Underlying Funds affiliated with the Funds as a result of having the same investment adviser are set forth below.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining NAV per Share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Securities with a demand feature exercisable within one to seven days are valued at par. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts’) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that Invesco PowerShares Capital Management LLC (the “Adviser”) determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith following procedures approved by the Board of Trustees. Issuer-specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Each Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in

59

interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors, including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B. Other Risks

Index Risk. Unlike many investment companies, the Funds do not utilize investing strategies that seek returns in excess of their Underlying Indexes. Therefore, a Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its respective Underlying Index, even if that security generally is underperforming.

Equity Risk. Equity risk is the risk that the value of the securities that each Fund holds will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities that a Fund holds participate or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of securities a Fund holds; the price of securities may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the securities a Fund holds. In addition, securities of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition.

Industry Concentration Risk. In following its methodology, each Fund’s Underlying Index from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or a sector. To the extent that an Underlying Index concentrates in the securities of issuers in a particular industry or sector, each Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, a Fund may face more risks than if it were diversified broadly over numerous industries or sectors. In addition, at times, an industry or sector may be out of favor and underperform other industries or the market as a whole. Any factors detrimental to the performance of such industry or sector will disproportionately impact a Fund’s NAV.

Non-Diversified Fund Risk. Each Fund (except S&P SmallCap Consumer Discretionary Portfolio, S&P SmallCap Financials Portfolio and S&P SmallCap Information Technology Portfolio) is non-diversified and can invest a greater portion of its assets in securities of individual issuers than diversified funds. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase a Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on a Fund’s performance.

Non-Correlation Risk. Each Fund’s return may not match the return of its Underlying Index for a number of reasons. For example, each Fund incurs operating expenses not applicable to its Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its Underlying Index. In addition, the performance of each Fund and its Underlying Index may vary due to asset valuation differences and differences between each Fund’s portfolio and its Underlying Index resulting from legal restrictions, cost or liquidity constraints.

Small and Medium Capitalization Company Risk. Investing in securities of small and medium capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small and medium capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Fund of Funds Risk. Because DWA Tactical Sector Rotation Portfolio invests primarily in other funds, the Fund’s investment performance largely depends on the investment performance of those Underlying Funds. An investment in the Fund is subject to the risks associated with the Underlying Funds that comprise the Underlying Index. There is a risk that the index provider’s evaluations and assumptions regarding the asset classes represented by the Underlying Funds in the Underlying Index at any given time may be incorrect based on actual market conditions. In addition, at times, certain of the segments of the market represented by constituent Underlying Funds in the Underlying Index may be out of favor and underperform other segments. The Fund indirectly pays a proportional share of the expense of the Underlying Funds in which it invests (including operating expenses and management fees), in addition to the fees and expenses it already pays to the Adviser.

C. Federal Income Taxes

Each Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute substantially all of the Fund’s taxable earnings to its shareholders. As such, the Funds will not be subject to federal income taxes on otherwise taxable income (including net realized gains) that is distributed to the shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

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Each Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed each Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments for in-kind transactions, losses deferred due to wash sales, and passive foreign investment company adjustments, if any.

The Funds file U.S. federal tax returns and tax returns in certain other jurisdictions. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

D. Investment Transactions and Investment Income

Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale or disposition of securities are computed on the specific identified cost basis. Interest income is recorded on the accrual basis. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Realized gains, dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

Corporate actions (including cash dividends) are recorded net of non-reclaimable foreign tax withholdings on the ex-date.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statements of Operations and the Statements of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of each Fund’s net asset value and, accordingly, they reduce each Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statements of Operations and the Statements of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between each Fund and the Adviser.

E. Country Determination

For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the Adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

F. Expenses

Each Fund has agreed to pay an annual unitary management fee to the Adviser. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for advisory fees, distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses (including acquired fund fees and expenses, if any).

Expenses of the Trust that are excluded from a Fund’s unitary management fee and are directly identifiable to a specific Fund are applied to that Fund. Expenses of the Trust that are excluded from each Fund’s unitary management fee and that are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of each Fund.

To the extent a Fund invests in other investment companies, the expenses shown in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the investment companies in which it invests. The effects of such investment companies’ expenses are included in the realized and unrealized gain or loss on the investments in the investment companies.

G. Dividends and Distributions to Shareholders

Each Fund declares and pays dividends from net investment income, if any, to its shareholders quarterly and records such dividends on ex-dividend date. Generally, each Fund distributes net realized taxable capital gains, if any, annually in cash and records them on ex-dividend date. Such distributions on a tax basis are determined in conformity with federal income tax regulations, which may differ from GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in such Fund’s financial statements as a tax return of capital at fiscal year-end.

H. Securities Lending

During the fiscal year ended October 31, 2015, DWA SmallCap Momentum Portfolio, S&P SmallCap Consumer Discretionary Portfolio, S&P SmallCap Energy Portfolio, S&P SmallCap Financials Portfolio, S&P SmallCap Health Care Portfolio, S&P SmallCap Industrials Portfolio, S&P SmallCap Information Technology Portfolio and S&P SmallCap Utilities Portfolio participated in securities lending. Each Fund loaned portfolio securities having a market value up to one-third of each Fund’s total assets. Such loans are secured by cash collateral equal to no less than 102% (105% for international securities) of the market value of the loaned securities determined daily

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by the securities lending provider. Cash collateral received in connection with these loans is invested in an affiliated money market fund and is shown as such on the Schedules of Investments. Each Fund bears the risk of loss with respect to the investment of collateral. It is the policy of these Funds to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, each Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to each Fund if, and to the extent that, the market value of the securities loaned were to increase, and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or each Fund. Upon termination, the borrower will return to each Fund the securities loaned and each Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. Each Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to each Fund. Some of these losses may be indemnified by the lending agent. Each Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Securities lending income on the Statements of Operations. The aggregate value of securities out on loan, if any, is shown on the Statements of Assets and Liabilities.

Note 3. Investment Advisory Agreement and Other Agreements

The Trust has entered into an Investment Advisory Agreement with the Adviser on behalf of each Fund, pursuant to which the Adviser has overall responsibility for the selection and ongoing monitoring of the Funds’ investments, managing the Funds’ business affairs and providing certain clerical, bookkeeping and other administrative services.

As compensation for its services, each Fund (except for DWA SmallCap Momentum Portfolio and DWA Tactical Sector Rotation Portfolio) has agreed to pay the Adviser an annual unitary management fee of 0.29% of each Fund’s average daily net assets. Each of DWA SmallCap Momentum Portfolio and DWA Tactical Sector Rotation Portfolio have agreed to pay the Adviser an annual unitary management fee of 0.60% and 0.15% of the Fund’s average daily net assets, respectively. Out of the unitary management fee, the Adviser has agreed to pay substantially all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for advisory fees, distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses (including acquired fund fees and expenses, if any).

Further, through August 31, 2017, the Adviser has contractually agreed to waive a portion of each Fund’s management fee in an amount equal to 100% of the net advisory fees an affiliate of the Adviser receives that are attributable to certain of the Fund’s investments in money market funds managed by that affiliate (excluding investments of cash collateral from securities lending). The Adviser cannot discontinue this waiver prior to its expiration.

For the fiscal year ended October 31, 2015, the Adviser waived fees for each Fund in the following amounts:

DWA SmallCap Momentum Portfolio	$227
DWA Tactical Sector Rotation Portfolio	—
S&P SmallCap Consumer Discretionary Portfolio	83
S&P SmallCap Consumer Staples Portfolio	31
S&P SmallCap Energy Portfolio	16
S&P SmallCap Financials Portfolio	87
S&P SmallCap Health Care Portfolio	95
S&P SmallCap Industrials Portfolio	42
S&P SmallCap Information Technology Portfolio	192
S&P SmallCap Materials Portfolio	11
S&P SmallCap Utilities Portfolio	21

The Trust has entered into a Distribution Agreement with Invesco Distributors, Inc. (the “Distributor”), which serves as the distributor of Creation Units for each Fund. The Distributor does not maintain a secondary market in the Shares. The Funds are not charged any fees pursuant to the Distribution Agreement. The Distributor is an affiliate of the Adviser.

The Adviser has entered into a licensing agreement for each Fund with the following entities (each, a “Licensor”):

Fund	Licensor
DWA SmallCap Momentum Portfolio	Dorsey Wright & Associates, LLC
DWA Tactical Sector Rotation Portfolio	Dorsey Wright & Associates, LLC
S&P SmallCap Consumer Discretionary Portfolio	Standard & Poor’s
S&P SmallCap Consumer Staples Portfolio	Standard & Poor’s
S&P SmallCap Energy Portfolio	Standard & Poor’s
S&P SmallCap Financials Portfolio	Standard & Poor’s
S&P SmallCap Health Care Portfolio	Standard & Poor’s

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Fund	Licensor
S&P SmallCap Industrials Portfolio	Standard & Poor’s
S&P SmallCap Information Technology Portfolio	Standard & Poor’s
S&P SmallCap Materials Portfolio	Standard & Poor’s
S&P SmallCap Utilities Portfolio	Standard & Poor’s

Each Underlying Index name trademark is owned by the respective Licensor. These trademarks have been licensed to the Adviser for use by the Funds. Each Fund is entitled to use its Underlying Index pursuant to the Trust’s sub-licensing agreement with the Adviser. The Funds are not sponsored, endorsed, sold or promoted by the Licensors, and the Licensors make no representation regarding the advisability of investing in any of the Funds.

The Trust has entered into service agreements whereby The Bank of New York Mellon, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accountant and transfer agent for each Fund.

Note 4. Investments in Affiliates

The Adviser also serves as the adviser for PowerShares DWA Consumer Cyclicals Momentum Portfolio, PowerShares DWA Consumer Staples Momentum Portfolio, PowerShares DWA Healthcare Momentum Portfolio and PowerShares DWA Technology Momentum Portfolio and therefore, PowerShares DWA Consumer Cyclicals Momentum Portfolio, PowerShares DWA Consumer Staples Momentum Portfolio, PowerShares DWA Healthcare Momentum Portfolio and PowerShares DWA Technology Momentum Portfolio are considered to be affiliated with the Funds. The table below shows DWA Tactical Sector Rotation Portfolio’s transactions in, and earnings from, its investment in affiliates for the fiscal period ended October 31, 2015.

DWA Tactical Sector Rotation Portfolio

	Value October 7, 2015	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value October 31, 2015	Dividend Income
PowerShares DWA Consumer Cyclicals Momentum Portfolio	$—	$11,046,421	$(11,906)	$75,782	$54	$11,110,351	$—
PowerShares DWA Consumer Staples Momentum Portfolio	—	11,587,757	(12,522)	177,791	12	11,753,038	—
PowerShares DWA Healthcare Momentum Portfolio	—	10,242,131	(10,957)	310,975	(181)	10,541,968	—
PowerShares DWA Technology Momentum Portfolio	—	8,987,653	—	214,397	—	9,202,050	—

Total Investments in Affiliates	$—	$41,863,962	$(35,385)	$778,945	$(115)	$42,607,407	$—

Note 5. Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.

Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect a Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of October 31, 2015, all of the securities in each Fund were valued based on Level 1 inputs (see the Schedules of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

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Note 6. Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2015 and 2014:

	For the Year Ended October 31, 2015			For the Year Ended October 31, 2014
	Ordinary Income	Long-Term Capital Gains	Return of Capital	Ordinary Income	Long-Term Capital Gains	Return of Capital
DWA SmallCap Momentum Portfolio	$313,026	$—	$—	$207,003	$—	$136,683
DWA Tactical Sector Rotation Portfolio	—	—	—	—	—	—
S&P SmallCap Consumer Discretionary Portfolio	1,104,227	—	—	677,116	—	—
S&P SmallCap Consumer Staples Portfolio	341,358	381,898	—	207,301	—	—
S&P SmallCap Energy Portfolio	171,568	—	—	17,300	—	4,640
S&P SmallCap Financials Portfolio	2,648,802	—	—	2,651,418	61,040	—
S&P SmallCap Health Care Portfolio	1,577,214	2,386,791	—	125,592	—	—
S&P SmallCap Industrials Portfolio	878,298	—	—	762,996	—	—
S&P SmallCap Information Technology Portfolio	210,333	—	—	471,499	—	—
S&P SmallCap Materials Portfolio	223,243	—	—	227,942	—	—
S&P SmallCap Utilities Portfolio	1,042,947	—	—	957,249	—	—

Tax Components of Net Assets at Fiscal Year-End:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation (Depreciation)	Capital Loss Carryforwards	Late-year Ordinary Loss Deferrals	Shares of Beneficial Interest	Total Net Assets
DWA SmallCap Momentum Portfolio	$156,729	$—	$27,765,108	$(100,345,265)	$—	$488,739,346	$416,315,918
DWA Tactical Sector Rotation Portfolio	—	—	778,764	—	(2,780)	41,828,050	42,604,034
S&P SmallCap Consumer Discretionary Portfolio	137,706	—	(76,943)	(859,109)	—	116,772,372	115,974,026
S&P SmallCap Consumer Staples Portfolio	239,884	—	(450,102)	(179,312)	—	31,883,126	31,493,596
S&P SmallCap Energy Portfolio	56,440	—	(28,836,342)	(15,657,820)	—	81,586,630	37,148,908
S&P SmallCap Financials Portfolio	907,845	169,715	24,468,483	—	—	156,800,611	182,346,654
S&P SmallCap Health Care Portfolio	—	—	4,935,503	(308,185)	(71,383)	225,948,193	230,504,128
S&P SmallCap Industrials Portfolio	95,419	—	3,074,320	(1,087,364)	—	68,526,056	70,608,431
S&P SmallCap Information Technology Portfolio	396,799	—	25,848,700	(1,702,059)	—	365,771,763	390,315,203
S&P SmallCap Materials Portfolio	22,780	—	(3,548,069)	(925,098)	—	14,758,940	10,308,553
S&P SmallCap Utilities Portfolio	91,932	—	2,885,728	(1,368,082)	—	38,277,796	39,887,374

Capital loss carryforwards are calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforwards actually available for the Funds to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The following table presents available capital loss carryforwards and expiration dates for each Fund as of October 31, 2015.

		Post-effective/no expiration
	2019	Short-Term	Long-Term	Total*
DWA SmallCap Momentum Portfolio	$—	$100,345,265	$—	$100,345,265
DWA Tactical Sector Rotation Portfolio	—	—	—	—
S&P SmallCap Consumer Discretionary Portfolio	8,689	27,471	822,949	859,109
S&P SmallCap Consumer Staples Portfolio	—	—	179,312	179,312
S&P SmallCap Energy Portfolio	2,406,357	4,314,381	8,937,082	15,657,820
S&P SmallCap Financials Portfolio	—	—	—	—
S&P SmallCap Health Care Portfolio	—	73,835	234,350	308,185

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		Post-effective/no expiration
	2019	Short-Term	Long-Term	Total*
S&P SmallCap Industrials Portfolio	$74,295	$358,499	$654,570	$1,087,364
S&P SmallCap Information Technology Portfolio	567,102	428,077	706,880	1,702,059
S&P SmallCap Materials Portfolio	82,457	418,913	423,728	925,098
S&P SmallCap Utilities Portfolio	122,619	—	1,245,463	1,368,082

*	Capital loss carryforwards as of the date listed above are reduced for limitations, if any, to the extent required be the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

Note 7. Investment Transactions

For the fiscal year ended October 31, 2015, the cost of securities purchased and proceeds from sales of securities (other than short-term securities, U.S. Treasury obligations, money market funds and in-kind transactions, if any) were as follows:

	Purchases	Sales
DWA SmallCap Momentum Portfolio	$540,266,753	$540,003,974
DWA Tactical Sector Rotation Portfolio	35,325	35,385
S&P SmallCap Consumer Discretionary Portfolio	24,040,786	21,905,933
S&P SmallCap Consumer Staples Portfolio	13,460,962	16,931,179
S&P SmallCap Energy Portfolio	15,161,628	14,788,704
S&P SmallCap Financials Portfolio	20,847,105	23,708,410
S&P SmallCap Health Care Portfolio	45,312,470	51,535,961
S&P SmallCap Industrials Portfolio	9,365,585	9,550,266
S&P SmallCap Information Technology Portfolio	44,116,412	43,736,338
S&P SmallCap Materials Portfolio	3,507,345	3,565,919
S&P SmallCap Utilities Portfolio	6,374,592	7,679,755

For the fiscal year ended October 31, 2015, in-kind transactions associated with creations and redemptions were as follows:

	Cost of Securities Received	Value of Securities Delivered
DWA SmallCap Momentum Portfolio	$330,128,488	$190,802,333
DWA Tactical Sector Rotation Portfolio	41,828,637	—
S&P SmallCap Consumer Discretionary Portfolio	50,447,046	30,713,291
S&P SmallCap Consumer Staples Portfolio	30,016,705	30,980,404
S&P SmallCap Energy Portfolio	34,696,819	2,288,083
S&P SmallCap Financials Portfolio	85,243,054	19,024,062
S&P SmallCap Health Care Portfolio	153,228,411	96,996,006
S&P SmallCap Industrials Portfolio	6,724,654	38,451,548
S&P SmallCap Information Technology Portfolio	215,067,965	72,926,774
S&P SmallCap Materials Portfolio	—	35,406,596
S&P SmallCap Utilities Portfolio	30,273,703	31,279,035

Gains (losses) on in-kind transactions are generally not considered taxable gains (losses) for federal income tax purposes.

At October 31, 2015, the aggregate cost and the net unrealized appreciation (depreciation) of investments for tax purposes were as follows:

	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)	Cost
DWA SmallCap Momentum Portfolio	$44,013,954	$(16,248,846)	$27,765,108	$416,180,621
DWA Tactical Sector Rotation Portfolio	778,764	—	778,764	41,828,643
S&P SmallCap Consumer Discretionary Portfolio	13,392,773	(13,469,716)	(76,943)	121,188,510
S&P SmallCap Consumer Staples Portfolio	3,133,063	(3,583,165)	(450,102)	30,918,236

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	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)	Cost
S&P SmallCap Energy Portfolio	$689,078	$(29,525,420)	$(28,836,342)	$69,876,359
S&P SmallCap Financials Portfolio	27,816,870	(3,348,387)	24,468,483	158,077,106
S&P SmallCap Health Care Portfolio	26,267,539	(21,332,036)	4,935,503	227,178,217
S&P SmallCap Industrials Portfolio	9,753,477	(6,679,157)	3,074,320	67,900,142
S&P SmallCap Information Technology Portfolio	49,568,948	(23,720,248)	25,848,700	366,402,508
S&P SmallCap Materials Portfolio	430,352	(3,978,421)	(3,548,069)	13,856,908
S&P SmallCap Utilities Portfolio	3,069,837	(184,109)	2,885,728	36,991,328

Note 8. Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of in-kind transactions and net operating losses, amounts were reclassified between undistributed net investment income (loss), undistributed net realized gain (loss) and Shares of beneficial interest. These reclassifications had no effect on the net assets of each Fund. For the fiscal year ended October 31, 2015, the reclassifications were as follows:

	Undistributed Net Investment Income (Loss)	Undistributed Net Realized Gain (Loss)	Shares of Beneficial Interest
DWA SmallCap Momentum Portfolio	$240,212	$(33,113,301)	$32,873,089
DWA Tactical Sector Rotation Portfolio	66	(66)	—
S&P SmallCap Consumer Discretionary Portfolio	—	(12,354,588)	12,354,588
S&P SmallCap Consumer Staples Portfolio	—	(4,742,222)	4,742,222
S&P SmallCap Energy Portfolio	—	585,167	(585,167)
S&P SmallCap Financials Portfolio	—	(6,683,760)	6,683,760
S&P SmallCap Health Care Portfolio	2,041	(28,253,766)	28,251,725
S&P SmallCap Industrials Portfolio	—	(8,268,981)	8,268,981
S&P SmallCap Information Technology Portfolio	66,298	(25,535,913)	25,469,615
S&P SmallCap Materials Portfolio	—	888,759	(888,759)
S&P SmallCap Utilities Portfolio	—	(7,597,949)	7,597,949

Note 9. Trustees’ and Officer’s Fees

Trustees’ and Officer’s Fees include amounts accrued by the Funds to pay remuneration to each Trustee who is not an “interested person” as defined in the 1940 Act (an “Independent Trustee”) and an Officer of the Trust. The Adviser, as a result of each Fund’s unitary management fee, pays for such compensation. The Trustee who is an “interested person” of the Trust does not receive any Trustees’ fees.

The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, an Independent Trustee who has executed a Deferred Fee Agreement (a “Participating Trustee”) may defer receipt of all or a portion of his compensation (“Deferral Fees”). Such Deferral Fees are deemed to be invested in select PowerShares Funds. The Deferral Fees payable to the Participating Trustee are valued as of the date such Deferral Fees would have been paid to the Participating Trustee. The value increases with contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected. Obligations under the Plan represent unsecured claims against the general assets of the Funds.

Note 10. Capital

Shares are created and redeemed by each Fund only in Creation Units of 50,000 Shares. Only Authorized Participants are permitted to purchase or redeem Creation Units from the Funds. Such transactions are principally permitted in exchange for Deposit Securities, with a balancing cash component to equate the transaction to the NAV per Share of a Fund of the Trust on the transaction date. However, for all Funds, cash in an amount equivalent to the value of certain securities may be substituted, generally when the securities are not available in sufficient quantity for delivery, not eligible for trading by the Authorized Participant or as a result of other market circumstances.

To the extent that the Funds permit transactions in exchange for Deposit Securities, each Fund may issue Shares in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. In accordance with the Trust’s Participant Agreement, Creation Units will

66

be issued to an Authorized Participant, notwithstanding the fact that the corresponding Deposit Securities have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Adviser may change from time to time, of the value of the missing Deposit Securities.

Transactions in each Fund’s Shares are disclosed in detail in the Statements of Changes in Net Assets.

Note 11. Indemnifications

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Independent Trustee is also indemnified against certain liabilities arising out of the performance of his duties to the Trust pursuant to an Indemnification Agreement between the Independent Trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust believes the risk of loss to be remote.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of PowerShares Exchange-Traded Fund Trust II:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of PowerShares DWA SmallCap Momentum Portfolio, PowerShares DWA Tactical Sector Rotation Portfolio, PowerShares S&P SmallCap Consumer Discretionary Portfolio, PowerShares S&P SmallCap Consumer Staples Portfolio, PowerShares S&P SmallCap Energy Portfolio, PowerShares S&P SmallCap Financials Portfolio, PowerShares S&P SmallCap Health Care Portfolio, PowerShares S&P SmallCap Industrials Portfolio, PowerShares S&P SmallCap Information Technology Portfolio, PowerShares S&P SmallCap Materials Portfolio, and PowerShares S&P SmallCap Utilities Portfolio (each an individual portfolio of PowerShares Exchange-Traded Fund Trust II, hereafter referred to as the “Funds”) at October 31, 2015, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2015 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations of security purchases have not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Chicago, IL

December 23, 2015

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Fees and Expenses

As a shareholder of a Fund of the PowerShares Exchange-Traded Fund Trust II, you incur a unitary management fee. In addition to the unitary management fee, a shareholder may pay distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses (including acquired fund fees and expenses, if any). The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended October 31, 2015.

In addition to the fees and expenses which the PowerShares DWA Tactical Sector Rotation Portfolio and PowerShares SmallCap Financials Portfolio (collectively, the “Portfolios”) bear directly, the Portfolios indirectly bear a pro rata share of the fees and expenses of the investment companies in which the Portfolios invest. The amount of fees and expenses incurred indirectly by the Portfolios will vary because the investment companies have varied expenses and fee levels and the Portfolios may own different proportions of the investment companies at different times. Estimated investment companies’ expenses are not expenses that are incurred directly by the Portfolios. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Portfolios invest in. The effect of the estimated investment companies’ expenses that the Portfolios bear indirectly is included in each Portfolio’s total return.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as sales charges and brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by a Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
PowerShares DWA SmallCap Momentum Portfolio (DWAS)
Actual	$1,000.00	$967.16	0.60%	$2.97
Hypothetical (5% return before expenses)	1,000.00	1,022.18	0.60	3.06
PowerShares DWA Tactical Sector Rotation Portfolio (DWTR)(2)
Actual	1,000.00	1,025.80	0.15	0.10
Hypothetical (5% return before expenses)	1,000.00	1,024.45	0.15	0.77
PowerShares S&P SmallCap Consumer Discretionary Portfolio (PSCD)
Actual	1,000.00	953.44	0.29	1.43
Hypothetical (5% return before expenses)	1,000.00	1,023.74	0.29	1.48
PowerShares S&P SmallCap Consumer Staples Portfolio (PSCC)
Actual	1,000.00	1,095.56	0.29	1.53
Hypothetical (5% return before expenses)	1,000.00	1,023.74	0.29	1.48

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Fees and Expenses (continued)

	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
PowerShares S&P SmallCap Energy Portfolio (PSCE)
Actual	$1,000.00	$575.06	0.29%	$1.15
Hypothetical (5% return before expenses)	1,000.00	1,023.74	0.29	1.48
PowerShares S&P SmallCap Financials Portfolio (PSCF)
Actual	1,000.00	1,044.73	0.29	1.49
Hypothetical (5% return before expenses)	1,000.00	1,023.74	0.29	1.48
PowerShares S&P SmallCap Health Care Portfolio (PSCH)
Actual	1,000.00	1,011.64	0.29	1.47
Hypothetical (5% return before expenses)	1,000.00	1,023.74	0.29	1.48
PowerShares S&P SmallCap Industrials Portfolio (PSCI)
Actual	1,000.00	987.52	0.29	1.45
Hypothetical (5% return before expenses)	1,000.00	1,023.74	0.29	1.48
PowerShares S&P SmallCap Information Technology Portfolio (PSCT)
Actual	1,000.00	1,006.03	0.29	1.47
Hypothetical (5% return before expenses)	1,000.00	1,023.74	0.29	1.48
PowerShares S&P SmallCap Materials Portfolio (PSCM)
Actual	1,000.00	841.24	0.29	1.35
Hypothetical (5% return before expenses)	1,000.00	1,023.74	0.29	1.48
PowerShares S&P SmallCap Utilities Portfolio (PSCU)
Actual	1,000.00	1,115.67	0.29	1.55
Hypothetical (5% return before expenses)	1,000.00	1,023.74	0.29	1.48

(1)	Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-month period ended October 31, 2015. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 184/365. Expense ratios for the most recent six-month period may differ from expense ratios based on the annualized data in the Financial Highlights.

(2)	Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the period October 7, 2015 (commencement of investment operations) to October 31, 2015. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 25/365. Hypothetical expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 184/365.

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Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

Each Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2015:

	Qualified Dividend Income*	Corporate Dividends-Received Deduction*	Long-Term Capital Gains
PowerShares DWA SmallCap Momentum Portfolio	100%	100%	$—
PowerShares DWA Tactical Sector Rotation Portfolio	0%	0%	—
PowerShares S&P SmallCap Consumer Discretionary Portfolio	100%	100%	—
PowerShares S&P SmallCap Consumer Staples Portfolio	89%	94%	381,898
PowerShares S&P SmallCap Energy Portfolio	100%	100%	—
PowerShares S&P SmallCap Financials Portfolio	100%	79%	—
PowerShares S&P SmallCap Health Care Portfolio	41%	39%	2,386,791
PowerShares S&P SmallCap Industrials Portfolio	100%	100%	—
PowerShares S&P SmallCap Information Technology Portfolio	100%	100%	—
PowerShares S&P SmallCap Materials Portfolio	100%	100%	—
PowerShares S&P SmallCap Utilities Portfolio	100%	100%	—

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

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Trustees and Officers

The Independent Trustees, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex overseen by each Independent Trustee and the other directorships, if any, held by each Independent Trustee are shown below.

The Trustees and officers information is current as of October 31, 2015.

Name, Address and Year of Birth of Independent Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustee	Other Directorships Held by Independent Trustee During the Past 5 Years
Ronn R. Bagge—1958 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Nominating and Governance Committee and Trustee	Chairman of the Nominating and Governance Committee and Trustee since 2007	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).	125	None

Todd J. Barre—1957 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2010	Assistant Professor of Business, Trinity Christian College (2010-Present); formerly Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	125	None

Marc M. Kole—1960 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Audit Committee and Trustee	Chairman of the Audit Committee since 2008; Trustee since 2007	Senior Director of Finance, By The Hand Club for Kids (2015-Present); Formerly: Chief Financial Officer, Hope Network (social services) (2008-2012); Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Senior Vice President of Finance, United Healthcare (2004-2005); Chief Accounting Officer, Senior Vice President of Finance, Oxford Health Plans (2000-2004); Audit Partner, Arthur Andersen LLP (1996-2000).	125	None

Yung Bong Lim—1964 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Investment Oversight Committee and Trustee	Chairman of the Investment Oversight Committee since 2014; Trustee since 2013	Managing Partner, Residential Dynamics Group LLC (2008-Present); formerly, Managing Director, Citadel Investment Group, L.L.C. (1999-2007).	125	None

*	This is the date the Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all exchange-traded fund trusts (including all of their portfolios) advised by the Adviser. At October 31, 2015, the “Fund Family” consisted of the Trust’s 66 portfolios and four other exchange-traded fund trusts with 59 portfolios advised by the Adviser.

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Trustees and Officers (continued)

Name, Address and Year of Birth of Independent Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustee	Other Directorships Held by Independent Trustee During the Past 5 Years
Philip M. Nussbaum—1961 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2007	Chairman, Performance Trust Capital Partners (2004-Present).	125	None

Gary R. Wicker—1961 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2013	Senior Vice President of Global Finance and Chief Financial Officer at RBC Ministries (publishing company) (2013-Present); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (A division of Harper Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005-2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider).	125	None

Donald H. Wilson—1959 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Board and Trustee	Chairman since 2012; Trustee since 2007	Chairman and Chief Executive Officer, Stone Pillar Advisors, Ltd. (2010-Present); formerly, Chairman, President and Chief Executive Officer, Community Financial Shares, Inc. and Community Bank—Wheaton/Glen Ellyn (subsidiary) (2013-2015); Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	125	None

*	This is the date the Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all exchange-traded fund trusts (including all of their portfolios) advised by the Adviser. At October 31, 2015, the “Fund Family” consisted of the Trust’s 66 portfolios and four other exchange-traded fund trusts with 59 portfolios advised by the Adviser.

73

Trustees and Officers (continued)

The Trustee who is an “interested person” (the “Non-Independent Trustee”) and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by the Non-Independent Trustee and the other directorships, if any, held by the Non-Independent Trustee are shown below.

Name, Address and Year of Birth of Non-Independent Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Non-Independent Trustee	Other Directorships Held by Non-Independent Trustee During the Past 5 Years
Kevin M. Carome—1956 Invesco Ltd. Two Peachtree Pointe, 1555 Peachtree St., N.E., Suite 1800 Atlanta, GA 30309	Trustee	Since 2010	Senior Managing Director, Secretary and General Counsel, Invesco Ltd. (2006-Present); Director, Invesco Advisers, Inc. (2009-Present); Director, Invesco Finance PLC, INVESCO Funds Group, Inc., and Invesco Holding Company Limited; Director and Executive Vice President, Invesco Finance, Inc., Invesco Group Services, Inc., Invesco Investments (Bermuda) Ltd., Invesco North American Holdings, Inc., and IVZ, Inc. and Invesco Asset Management (Bermuda) Ltd.; Manager, Horizon Flight Works LLC; Director and Secretary, IVZ Bahamas Private Limited; formerly, Senior Vice President, Secretary and General Counsel, Invesco Advisers, Inc. (2003-2005); Senior Vice President and General Counsel, Liberty Financial Companies, Inc. (2000-2001); General Counsel of certain investment management subsidiaries of Liberty Financial Companies, Inc. (1998-2000); Associate General Counsel, Liberty Financial Companies, Inc. (1993-1998); Associate, Ropes & Gray LLP.	125	None

*	This is the date the Non-Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all exchange-traded fund trusts (including all of their portfolios) advised by the Adviser. At October 31, 2015, the “Fund Family” consisted of the Trust’s 66 portfolios and four other exchange-traded fund trusts with 59 portfolios advised by the Adviser.

74

Trustees and Officers (continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Andrew Schlossberg—1974 Invesco Management Group, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046	President	Since 2009	President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2009-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Managing Director—U.S. Strategy and Marketing (2010-Present) and Principal Executive Officer (2015-Present), Invesco PowerShares Capital Management LLC; Managing Director, Head of U.S. Retail Distribution (2012-Present) and Global ETFs (2010-Present) for Invesco Ltd.; and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2009-Present); formerly, Mr. Schlossberg served in multiple roles within Invesco, including head of corporate development, as well as global leadership roles in strategy and product development in the company’s North American Institutional and Retirement divisions (2002-2007), Managing Director, U.S. head of business strategy and chief marketing officer for Invesco Ltd. in the United States (2008-2012) and Director, Invesco Distributors, Inc. (2012-2015).

Peter Hubbard—1981 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2009	Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2009-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Vice President and Director of Portfolio Management—Invesco PowerShares Capital Management LLC (2008-Present); formerly, Portfolio Manager, Invesco PowerShares Capital Management LLC (2007-2008); Research Analyst, Invesco PowerShares Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

David Warren—1957 Invesco Canada Ltd. 5140 Yonge Street Suite 800 Toronto, Ontario M2N 6X7	Vice President	Since 2009	Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2009-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Managing Director—Chief Administrative Officer, Americas, Invesco PowerShares Capital Management LLC; Senior Vice President, Invesco Advisers, Inc. (2009-Present); Director, Executive Vice President and Chief Financial Officer, Invesco Inc. (2009-Present); Senior Vice President, Invesco Management Group, Inc. (2007-Present); Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) and Chief Administrative Officer, North American Retail, Invesco Ltd. (2007-Present); Director, Invesco Canada Holdings Inc. (2002-Present), Invesco Corporate Class Inc., and Invesco Canada Fund Inc.; Director, Invesco Financial Services Ltd. and Trimark Investments Ltd. (2014-Present); formerly, Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) (2000-2006).

Sheri Morris—1964 Invesco Management Group, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Vice President	Since 2012	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2009-Present) and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2012-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); formerly, Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust (2011-2013); Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

*	This is the date the Officers began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

75

Trustees and Officers (continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Rudolf E. Reitmann—1971 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2013	Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2013-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Head of Global Exchange Traded Funds Operations, Invesco PowerShares Capital Management LLC (2013-Present).

Daniel E. Draper—1968 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2013	Senior Vice President, Invesco Distributors, Inc. (2014-Present); Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2013-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Managing Director, Invesco PowerShares Capital Management LLC (2013-Present); formerly, Managing Director, Credit Suisse Asset Management (2010-2013) and Lyxor Asset Management/Societe Generale (2007-2010).

Steven M. Hill—1964 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President and Treasurer	Since 2013	Vice President and Treasurer of PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2013-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Head of Global ETF Administration, Invesco PowerShares Capital Management LLC (2011-Present); Principal Financial and Accounting Officer—Investment Pools, Invesco PowerShares Capital Management LLC (2015-Present); formerly, Senior Managing Director and Chief Financial Officer, Destra Capital Management LLC and its subsidiaries (2010-2011); Chief Financial Officer, Destra Investment Trust and Destra Investment Trust II (2010-2011); Senior Managing Director, Claymore Securities, Inc. (2003-2010); and Chief Financial Officer, Claymore sponsored mutual funds (2003-2010).

Christopher Joe—1969 Invesco PowerShares Capital Management LLC 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Chief Compliance Officer	Since 2012	Chief Compliance Officer of Invesco PowerShares Capital Management LLC (2015-Present); Chief Compliance Officer of PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2012-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); formerly, Chief Compliance Officer, Invesco Investment Advisers, LLC (registered investment adviser) (2010-2013), U.S. Compliance Director, Invesco, Ltd. (2006-2014) and Deputy Chief Compliance Officer of Invesco Advisers, Inc. (2014-2015).

Anna Paglia—1974 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Secretary	Since 2011	Secretary, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2011-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Head of Legal (2010-Present) and Secretary (2015-Present), Invesco PowerShares Capital Management LLC; formerly, Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010); Associate Counsel at Barclays Global Investors Ltd. (2004-2006).

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request at (800) 983-0903.

*	This is the date the Officers began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

76

Board Considerations Regarding Approval of Investment Advisory Agreement for PowerShares Russell 1000 Low Beta Equal Weight Portfolio, PowerShares FTSE International Low Beta Equal Weight Portfolio and PowerShares DWA Tactical Sector Rotation Portfolio

At a meeting held on September 24, 2015, the Board of Trustees of the PowerShares Exchange-Traded Fund Trust II (the “Trust”), including the Independent Trustees, approved the Investment Advisory Agreement (the “Agreement”) between Invesco PowerShares Capital Management LLC (the “Adviser”) and the Trust for PowerShares Russell 1000 Low Beta Equal Weight Portfolio, PowerShares FTSE International Low Beta Equal Weight Portfolio and PowerShares DWA Tactical Sector Rotation Portfolio (each a “Fund” and together, the “Funds”).

The Trustees reviewed information provided by the Adviser describing: (i) the nature, extent and quality of services to be provided, (ii) the costs of services to be provided and estimated profits to be realized by the Adviser, (iii) the extent to which economies of scale may be realized as each Fund grows, (iv) whether the fee levels reflect any possible economies of scale for the benefit of Fund shareholders, (v) comparisons of services rendered to and amounts paid by other registered investment companies and (vi) any benefits to be realized by the Adviser from its relationship with each Fund. Based on all of the information considered and the conclusions reached, the Trustees, including the Independent Trustees, determined to approve the Agreement for the Funds. No single factor was determinative in the Board’s analysis.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the Adviser’s services, the Trustees reviewed information concerning the functions to be performed by the Adviser for each Fund, information describing the Adviser’s current organization and staffing, including operational support that would be provided by the Adviser’s parent organization, Invesco Ltd., the background and experience of the persons who will be responsible for the day-to-day management of the Funds, and considered the quality of services provided by the Adviser to other exchange-traded funds (“ETFs”). The Trustees also reviewed information related to the Adviser’s portfolio transaction policies and procedures, as well as reports on the correlation and tracking error between the underlying indexes and the performance of other ETFs for which the Adviser serves as investment adviser.

The Trustees also considered the services to be provided by the Adviser in its oversight of the Funds’ administrator, custodian and transfer agent. They noted the significant amount of time, effort and resources that had been devoted to this oversight function for the other ETFs and that was expected to be provided for each Fund.

Based on their review, the Trustees concluded that the nature, extent and quality of the services to be provided by the Adviser to each Fund under the Agreement were expected to be appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser on each Fund’s proposed advisory fee, as compared to information compiled from Lipper Inc. (“Lipper”) databases on the median net expense ratios of ETF, open-end index (non-ETF) and open-end actively managed (non-ETF) peers. The Trustees noted that the proposed annual advisory fee to be charged to each Fund was a unitary fee, and that the Adviser has agreed to pay all other expenses of each Fund except brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses. The Trustees also compared each Fund’s proposed unitary advisory fee against the median net expense ratio of its ETF, open-end index and open-end actively managed peer groups, if any, as illustrated in the table below:

PowerShares Fund	Equal to/Lower than ETF Median	Equal to/Lower than Open-End Index Fund Median[1]	Equal to/Lower than Open-End Active Fund Median
PowerShares Russell 1000 Low Beta Equal Weight Portfolio		X	X
PowerShares FTSE International Low Beta Equal Weight Portfolio			X
PowerShares DWA Tactical Sector Rotation Portfolio	X	N/A	X

[1]	The information provided by the Adviser indicated that the Fund with “N/A” noted did not have open-end index fund peers.

The Trustees noted that the comparable fee data provided by the Adviser for PowerShares DWA Tactical Sector Rotation Portfolio (which is structured as a fund-of-funds) had only one peer fund and that, in response to a request from counsel for the Independent Trustees, the Adviser provided supplemental data that showed the unitary fees for four other fund-of-funds that invested in affiliated ETFs. The Trustees considered that the unitary advisory fees for those other funds were higher than for PowerShares DWA Tactical Sector Rotation Portfolio, but that the adviser to the other funds agreed to waive a portion of the unitary fee approximately equal to the estimated Acquired Fund Fees and Expenses through November 30, 2015, such that the net unitary fee for those other funds is slightly less than the Fund’s unitary fee.

77

Board Considerations Regarding Approval of Investment Advisory Agreement for PowerShares Russell 1000 Low Beta Equal Weight Portfolio, PowerShares FTSE International Low Beta Equal Weight Portfolio and PowerShares DWA Tactical Sector Rotation Portfolio (continued)

The Trustees considered each Fund’s proposed advisory fee in light of the administrative, operational and management oversight costs for the Adviser. The Trustees noted that each Fund’s proposed licensing fee will be payable out of the proposed unitary fee to be charged to each Fund. The Board concluded that the unitary advisory fee to be charged to each Fund is reasonable and appropriate in light of the services expected to be provided by the Adviser.

In conjunction with their review of the unitary advisory fee, the Trustees also considered information provided by the Adviser on the proposed costs of services for each Fund and the estimated fees to be paid by the Adviser. The Trustees considered information provided by the Adviser on its profitability, as well as any profits or losses realized by the Adviser from its relationship with other ETFs for which it serves as investment adviser. The Trustees concluded that the estimated profits to be realized by the Adviser with respect to each Fund appeared to be reasonable in comparison with the proposed cost of providing investment advisory services to each Fund.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. The Trustees reviewed the information provided by the Adviser as to the extent to which economies of scale may be realized as each Fund grows and whether fee levels reflect economies of scale for the benefit of shareholders. The Trustees noted that any reduction in fixed costs associated with the management of each Fund would be enjoyed by the Adviser, but that a unitary fee provides a level of certainty in expenses for each Fund. The Trustees considered whether the proposed advisory fee rate for each Fund is reasonable in relation to the projected asset size of each Fund, and concluded that the flat advisory fee was reasonable and appropriate.

The Trustees noted that the Adviser had not identified any further benefits that it would derive from its relationships with each Fund, and had noted that it does not have any soft-dollar arrangements.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the Agreement for each Fund.

78

Proxy Voting Policies and Procedures

A description of the Trust’s proxy voting policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 983-0903. This information is also available on the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov.

Information regarding how each Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is available, without charge and upon request, by (i) calling (800) 983-0903; or (ii) accessing the Trust’s Form N-PX on the Commission’s website at www.sec.gov.

Quarterly Portfolios

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Form N-Qs will be available on the Commission’s website at www.sec.gov. The Trust’s Form N-Qs may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Frequency Distribution of Discounts and Premiums

A table showing the number of days the market price of each Fund’s shares was greater than the Fund’s net asset value, and the number of days it was less than the Fund’s net asset value (i.e., premium or discount) for the most recently completed calendar year, and the calendar quarters since that year end (or the life of the Fund, if shorter) may be found at the Fund’s website at www.invescopowershares.com.

©2015 Invesco PowerShares Capital Management LLC		P-SCS-AR-1
3500 Lacey Road, Suite 700 Downers Grove, IL 60515
invescopowershares.com 800.983.0903	@PowerShares

October 31, 2015

2015 Annual Report to Shareholders

CNTR	PowerShares Contrarian Opportunities Portfolio (formerly, PowerShares NYSE Century Portfolio)

KBWB	PowerShares KBW Bank Portfolio

KBWC	PowerShares KBW Capital Markets Portfolio

KBWD	PowerShares KBW High Dividend Yield Financial Portfolio

KBWI	PowerShares KBW Insurance Portfolio

KBWY	PowerShares KBW Premium Yield Equity REIT Portfolio

KBWP	PowerShares KBW Property & Casualty Insurance Portfolio

KBWR	PowerShares KBW Regional Banking Portfolio

EQAL	PowerShares Russell 1000 Equal Weight Portfolio

2

The Market Environment

US Equity

The US economy improved slowly, but steadily, during the fiscal year ended October 31, 2015—although the health of individual economic sectors varied dramatically. The headline story was the continued slowdown in energy markets, as oil prices plummeted when too much supply overwhelmed slowing global demand. However, the more subtle story, which drove the economy forward during the fiscal year, was the improved position of the US consumer.

As the reporting period began in late 2014, economic growth appeared to be stronger in the US than in the rest of the world. US equity markets were recovering from the initial crash of oil prices when OPEC added additional uncertainty by deciding to maintain high production despite low prices and slowing global growth. In this environment, commodity-based economies and most currencies underperformed those of the US. The continued strengthening of the US consumer led US equity markets higher through the spring. Continued low interest rates, the increasing availability of credit from lenders and an improving employment picture all contributed to higher consumer confidence. This strength also helped the markets overcome fears that Greece and the eurozone would fail to reach an agreement on a financial bailout plan. In the summer of 2015, however, US equity markets moved sharply lower. A significant downturn in China’s financial markets and weak global economic growth led the US Federal Reserve to delay raising interest rates, which, in turn, increased investor uncertainty and market volatility. In October, however, US markets rallied, recovering from their earlier decline and finishing higher for the fiscal year.

3

CNTR	Manager’s Analysis
PowerShares Contrarian Opportunities Portfolio (CNTR)

Effective after the close of markets on May 22, 2015, the PowerShares NYSE Century Portfolio changed its name to PowerShares Contrarian Opportunities Portfolio (the “Fund”) and the underlying index changed from NYSE Century IndexSM (the “Previous Index”) to Dow Jones U.S. Contrarian Opportunities Index (the “Index”). At that time, the Fund also changed its ticker symbol from NYCC to CNTR and changed its investment objective and investment policies.

As an index fund, the Fund is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Index and, through May 22, 2015, of the Previous Index. The Fund generally will invest at least 90% of its total assets in common stocks that comprise the Index and, through May 22, 2015, comprised the Previous Index.

A contrarian investment process seeks to identify companies that may have experienced adverse developments or negative investor sentiment, causing its securities to be out of favor or potentially undervalued, but which may offer promising future growth prospects. S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Index, strictly in accordance with its existing guidelines and mandated procedures. The Index Provider screens the constituents of the Dow Jones U.S. Broad Stock Market Index, which comprises the largest 2,500 U.S. stocks by float-adjusted market capitalization, to identify the 1,250 stocks with the lowest relative three-year trailing total returns. These stocks are scored on 10 qualitative factors of company fundamentals, with the best-ranked stocks receiving the highest scores. The scores for all 10 variables are summed to a composite rank, with the top 125 selected as Index constituents, subject to a maximum sector weight of 30%. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2015, on a market price basis, the Fund returned (2.52)%. On a net asset value (“NAV”) basis, the Fund returned (2.59)%. During the same time period, the Blended-Dow Jones US Contrarian Opportunities Index (the “Blended-Index”) returned (2.09)%. The Blended-Index is a composite of the returns of the Previous Index through May 22, 2015, and of the Index for the remainder of the fiscal year. During this period, the Fund fully replicated the components of the Index (and the Previous Index through May 22, 2015); therefore, the Fund’s underperformance (NAV basis) differed from the return of the Blended Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P 500® Index (the “Benchmark Index”) returned 5.20%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 500 securities. The adviser provided this additional comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of a broad-based market benchmark.

Relative to the Benchmark Index, the Fund was most overweight in the industrials sector and most underweight in the health care sector during the fiscal year ended October 31, 2015. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the Fund’s stock selection within consumer discretionary and industrials sectors.

For the fiscal year ended October 31, 2015, the financials sector contributed most significantly to the Fund’s return, followed by the materials and health care sectors, respectively. The consumer discretionary sector detracted most significantly from the Fund’s return, followed by the energy and industrials sectors, respectively.

Positions that contributed most significantly to the Fund’s return included IPC Healthcare, Inc., a health care company (no longer held at fiscal year-end), and FutureFuel Corp., a materials company (portfolio average weight of 0.19%). Positions that detracted most significantly from the Fund’s return included Chart Industries, Inc., an industrials company (portfolio average weight of 0.36%), and LB Foster Co., Class A, an industrials company (portfolio average weight of 0.26%).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2015
Industrials	24.6
Consumer Discretionary	22.5
Information Technology	21.3
Financials	12.5
Materials	9.4
Health Care	6.1
Consumer Staples	2.2
Energy	1.4
Money Market Fund Plus Other Assets Less Liabilities	(0.0)

Top Ten Fund Holdings * (% of the Fund’s Net Assets) as of October 31, 2015
Security
FutureFuel Corp.	1.4
Cavco Industries, Inc.	1.1
Cohu, Inc.	1.1
QLogic Corp.	1.1
OSI Systems, Inc.	1.0
Polycom, Inc.	1.0
NVIDIA Corp.	1.0
Francesca’s Holdings Corp.	1.0
Innospec, Inc.	1.0
Insteel Industries, Inc.	1.0
Total	10.7

*	Excluding money market fund holdings.

4

PowerShares Contrarian Opportunities Portfolio (CNTR) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2015

	1 Year	Fund Inception†
Index		Average Annualized	Cumulative
Blended—Dow Jones U.S. Contrarian Opportunities Index††	(2.09)%	2.34%	4.24%
Dow Jones U.S. Contrarian Opportunities Index	(0.17)	2.38	4.30
NYSE Century IndexSM	0.57	3.89	7.07
S&P 500® Index	5.20	8.99	16.69
Fund
NAV Return	(2.59)	1.83	3.31
Market Price Return	(2.52)	1.86	3.35

Fund Inception: January 15, 2014

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.35% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index, Blended-Index, Previous Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index, Blended-Index, Previous Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index, Blended-Index, Previous Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Blended-Index, Previous Index and Benchmark Index returns are based on the inception date of the Fund.

††	“The Blended-Dow Jones U.S. Contrarian Opportunities Index performance is comprised of the performance of the NYSE Century Index, the Fund’s previous underlying index, from Fund inception through the conversion date, May 22, 2015, followed by the performance of the Index starting from the conversion date through October 31, 2015.

5

KBWB	Manager’s Analysis
PowerShares KBW Bank Portfolio (KBWB)

As an index fund, the PowerShares KBW Bank Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the KBW Nasdaq Bank Index (the “Index”), formerly KBW Bank Index. The Fund generally will invest at least 90% of its total assets in securities of national money centers (which are banks with more than $50 billion in assets and that have a branch network across geographic regions) and regional banks and thrifts that are listed on a U.S. national securities exchange and that comprise the Index.

Keefe, Bruyette & Woods, Inc. (“KBW”), the Index provider, compiles, calculates and maintains the Index, which is a modified-market capitalization-weighted index that seeks to reflect the performance of national money centers and regional banks and thrifts that are publicly traded in the U.S. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2015, on a market price basis, the Fund returned 2.49%. On a net asset value (“NAV”) basis, the Fund returned 2.35%. During the same time period, the Index returned 2.74%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P 500® Financials Sector Index (the “Benchmark Index”) returned 2.85%. The Benchmark Index is an unmanaged index weighted by market capitalization and based on the average performance of approximately 90 securities.

The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the United States financial sector equity market. The performance of the Fund differed from the Benchmark Index in part because the Benchmark Index is broadly diversified across all financial sub-industries and is not concentrated just on the banking sub-industry.

Relative to the Benchmark Index, the Fund was most overweight in the regional banks sub-industry and most underweight in the multi-sector holdings sub-industry during the fiscal year ended October 31, 2015. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the lower level of diversification within the Fund relative to the Benchmark Index. The Fund was not allocated to the REIT sub-industry.

For the fiscal year ended October 31, 2015, the regional banks sub-industry contributed most significantly to the Fund’s return, followed by the diversified banks and thrifts & mortgage finance sub-industries, respectively. The consumer finance sub-industry detracted most significantly from the Fund’s return, followed by the asset management & custody banks sub-industry.

Positions that contributed most significantly to the Fund’s return included First Republic Bank, a regional banks company (portfolio average weight of 2.36%), and JPMorgan Chase & Co., a diversified financial services company (portfolio average weight of 8.12%). Positions that detracted most significantly from the Fund’s return included Citizens Financial Group, Inc., a regional banks company (portfolio average weight of 1.36%), and State Street Corp., an asset management & custody banks company (portfolio average weight of 3.15%).

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of October 31, 2015
Diversified Banks	43.1
Regional Banks	39.3
Asset Management & Custody Banks	11.6
Consumer Finance	3.9
Thrifts & Mortgage Finance	2.0
Other Assets Less Liabilities	0.1

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of October 31, 2015
Security
Bank of America Corp.	8.5
Citigroup, Inc.	8.2
JPMorgan Chase & Co.	8.1
U.S. Bancorp	8.1
Wells Fargo & Co.	8.1
M&T Bank Corp.	4.2
SunTrust Banks, Inc.	4.0
BB&T Corp.	4.0
Bank of New York Mellon Corp. (The)	4.0
Northern Trust Corp.	3.9
Total	61.1

6

PowerShares KBW Bank Portfolio (KBWB) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2015

	1 Year	3 Years Average Annualized	3 Years Cumulative	Fund Inception†
Index				Average Annualized	Cumulative
KBW Nasdaq Bank Index	2.74%	15.82%	55.38%	19.88%	106.46%
S&P 500® Financials Sector Index	2.85	17.04	60.31	19.26	102.17
Fund
NAV Return	2.35	15.40	53.67	19.44	103.50
Market Price Return	2.49	15.43	53.78	19.51	104.02

Fund Inception: November 1, 2011

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses, currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.35% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

7

KBWC	Manager’s Analysis
PowerShares KBW Capital Markets Portfolio (KBWC)

As an index fund, the PowerShares KBW Capital Markets Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the KBW Nasdaq Capital Markets Index (the “Index”), formerly KBW Capital Markets Index. The Fund generally will invest at least 90% of its total assets in securities that comprise the index and that are of broker-dealers, asset managers, trusts and custody banks or exchanges that are active in U.S. capital markets (i.e., derive a large portion of their revenues from U.S. markets rather than international markets), and that are listed on a U.S. national securities exchange.

Keefe, Bruyette & Woods, Inc. (“KBW”), the Index provider, compiles, maintains and calculates the Index, which is a modified-market capitalization-weighted index that seeks to reflect the performance of such broker-dealers, asset managers, trusts and custody banks or exchanges. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2015, on a market price basis, the Fund returned 3.75%. On a net asset value (“NAV”) basis, the Fund returned 3.48%. During the same time period, the Index returned 3.87%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P 500® Financials Sector Index (the “Benchmark Index”) returned 2.85%. The Benchmark Index is an unmanaged index weighted by market capitalization and based on the average performance of approximately 90 securities.

The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the United States financial sector equity market. The performance of the Fund differed from the Benchmark Index in part because the Benchmark Index is diversified across all financials sub-industries whereas the Fund invests in only three such sub-industries.

Relative to the Benchmark Index, the Fund was most overweight in the investment banking & brokerage sub-industry and most underweight in the diversified banks sub-industry during the fiscal year ended October 31, 2015. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to overweight investments in the specialized finance sub-industry and the investment banking & brokerage sub-industry.

For the fiscal year ended October 31, 2015, the specialized finance sub-industry contributed most significantly to the Fund’s return, followed by the investment banking & brokerage sub-industry. The asset management & custody banks sub-industry was the only detracting sub-industry.

Positions that contributed most significantly to the Fund’s return included SEI Investments Co., an asset management & custody banks company (portfolio average weight of 4.66%), and Interactive Brokers Group, Inc., Class A, an investment banking & brokerage company (portfolio average weight of 2.52%). Positions that detracted most significantly from the Fund’s return included Franklin Resources, Inc., an asset management & custody banks company (portfolio average weight of 3.61%), and State Street Corp., an asset management & custody banks company (portfolio average weight of 6.88%).

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of October 31, 2015
Asset Management & Custody Banks	41.2
Investment Banking & Brokerage	40.1
Specialized Finance	18.5
Money Market Fund Plus Other Assets Less Liabilities	0.2

Top Ten Fund Holdings * (% of the Fund’s Net Assets) as of October 31, 2015
Security
Charles Schwab Corp. (The)	8.3
BlackRock, Inc.	8.2
Goldman Sachs Group, Inc. (The)	7.8
State Street Corp.	7.5
Morgan Stanley	7.4
CBOE Holdings, Inc.	4.9
Nasdaq, Inc.	4.8
SEI Investments Co.	4.7
Intercontinental Exchange, Inc.	4.6
CME Group, Inc., Class A	4.3
Total	62.5

*	Excluding money market fund holdings.

8

PowerShares KBW Capital Markets Portfolio (KBWC) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2015

	1 Year	3 Years Average Annualized	3 Years Cumulative	Fund Inception†
Index				Average Annualized	Cumulative
KBW Nasdaq Capital Markets Index	3.87%	21.93%	81.28%	20.08%	107.78%
S&P 500® Financials Sector Index	2.85	17.04	60.31	19.26	102.17
Fund
NAV Return	3.48	21.45	79.16	19.62	104.71
Market Price Return	3.75	21.58	79.72	19.69	105.22

Fund Inception: November 1, 2011

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently, or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.35% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

9

KBWD	Manager’s Analysis
PowerShares KBW High Dividend Yield Financial Portfolio (KBWD)

As an index fund, the PowerShares KBW High Dividend Yield Financial Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the KBW Nasdaq Financial Sector Dividend Yield Index (the “Index”), formerly KBW Financial Sector Dividend Yield Index. The Fund generally will invest at least 90% of its total assets in the securities of publicly listed financial companies that principally are engaged in the business of providing financial services and products, including banking, insurance and diversified financial services, in the United States and that comprise the Index.

Keefe, Bruyette & Woods, Inc. (“KBW”), the Index provider, compiles, maintains and calculates the Index, which is a modified-dividend yield-weighted index that seeks to reflect the performance of such companies. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2015, on a market price basis, the Fund returned (6.12)%. On a net asset value (“NAV”) basis, the Fund returned (6.08)%. During the same time period, the Index returned (5.63)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P 500® Financials Sector Index (the “Benchmark Index”) returned 2.85%. The Benchmark Index is an unmanaged index weighted by market capitalization and based on the average performance of approximately 90 securities.

The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the United States financial sector equity market.

Relative to the Benchmark Index, the Fund was most overweight in the mortgage REITs sub-industry and most underweight in the diversified banks sub-industry during the fiscal year ended October 31, 2015. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to investments in the mortgage REITs sub-industry as well as security selection within the asset management & custody banks sub-industry.

For the fiscal year ended October 31, 2015, the regional banks sub-industry contributed most significantly to the Fund’s return, followed by the thrifts & mortgage finance and property & casualty insurance sub-industries, respectively. The mortgage REITs sub-industry detracted most significantly from the Fund’s return, followed by the asset management & custody banks and trading companies & distributors sub-industries, respectively.

Positions that contributed most significantly to the Fund’s return included Park National Corp., a regional banks company (portfolio average weight of 2.32%), and Sun Communities, Inc. REIT, a residential REITs company (portfolio average weight of 1.99%). Positions that detracted most significantly from the Fund’s return included PennyMac Mortgage Investment Trust REIT, a mortgage REITs company (portfolio average weight of 4.35%), and PennantPark Investment Corp., an asset management & custody banks company (portfolio average weight of 3.78%).

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of October 31, 2015
Mortgage REITs	26.2
Asset Management & Custody Banks	22.3
Regional Banks	20.1
Property & Casualty Insurance	10.2
Thrifts & Mortgage Finance	5.1
Residential REITs	4.8
Trading Companies & Distributors	3.8
Hotel & Resort REITs	3.8
Insurance Brokers	2.7
Investment Banking & Brokerage	1.0
Other Assets Less Liabilities	(0.0)

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of October 31, 2015
Security
Park National Corp.	7.3
Safety Insurance Group, Inc.	5.5
Blackstone Group LP (The)	5.1
Sun Communities, Inc. REIT	4.8
Mercury General Corp.	4.7
PennyMac Mortgage Investment Trust REIT	3.9
Textainer Group Holdings Ltd.	3.8
American Capital Agency Corp. REIT	3.8
Hospitality Properties Trust REIT	3.8
Bank of Hawaii Corp.	3.4
Total	46.1

10

PowerShares KBW High Dividend Yield Financial Portfolio (KBWD) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2015

	1 Year	3 Years Average Annualized	3 Years Cumulative	Fund Inception†
Index				Average Annualized	Cumulative
KBW Nasdaq Financial Sector Dividend Yield Index	(5.63)%	6.45%	20.63%	8.35%	48.27%
S&P 500® Financials Sector Index	2.85	17.04	60.31	11.97	74.23
Fund
NAV Return	(6.08)	6.00	19.11	7.88	45.12
Market Price Return	(6.12)	6.07	19.34	7.90	45.29

Fund Inception: December 2, 2010

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. According to the Fund’s current prospectus, the Fund’s expense ratio of 2.80% includes the unitary management fee of 0.35% and acquired fund fees and expenses of 2.45%. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

11

KBWI	Manager’s Analysis
PowerShares KBW Insurance Portfolio (KBWI)

As an index fund, the PowerShares KBW Insurance Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the KBW Nasdaq Insurance Index (the “Index”), formerly KBW Insurance Index. The Fund generally will invest at least 90% of its total assets in securities of U.S. publicly traded companies in the insurance industry that comprise the Index, including, but not limited to, personal and commercial lines, property/casualty, life insurance, reinsurance, brokerage and financial guarantee companies.

Keefe, Bruyette & Woods, Inc. (“KBW”), the Index provider, compiles, maintains and calculates the Index, which is a modified-market capitalization-weighted index that seeks to reflect the performance of such insurance companies. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2015, on a market price basis, the Fund returned 6.75%. On a net asset value (“NAV”) basis, the Fund returned 6.49%. During the same time period, the Index returned 6.87%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses that the fund incurred during the period.

During this same time period, the S&P 500® Insurance Index (the “Benchmark Index”) returned 7.22%. The Benchmark Index is an unmanaged index weighted by market capitalization and based on the average performance of approximately 25 securities.

The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the United States insurance market. The performance of the Fund differed from the Benchmark Index in part because of the Fund’s diversification across nine sub-industries versus only four for the Benchmark Index.

Relative to the Benchmark Index, the Fund was most overweight in the property & casualty insurance sub-industry and most underweight in the multi-line insurance sub-industry during the fiscal year ended October 31, 2015. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the allocation effect of the Fund being underweight in the multi-line insurance sub-industry.

For the fiscal year ended October 31, 2015, the property & casualty insurance sub-industry contributed most significantly to the Fund’s return, followed by the thrifts & mortgage finance and insurance brokers sub-industries, respectively. The multi-line insurance sub-industry detracted most significantly from the Fund’s return, followed by the life & health insurance and asset management & custody banks sub-industries, respectively.

Positions that contributed most significantly to the Fund’s return included Chubb Corp., a property & casualty insurance company (no longer held at fiscal year-end), and Travelers Cos., Inc., a property & casualty insurance company (portfolio average weight of 8.86%). Positions that detracted most significantly from the Fund’s return included Genworth Financial, Inc., Class A, a multi-line insurance company (portfolio average weight of 1.47%), and Prudential Financial, Inc., a life & health insurance company (portfolio average weight of 7.49%).

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of October 31, 2015
Property & Casualty Insurance	36.7
Life & Health Insurance	32.0
Insurance Brokers	14.9
Multi-line Insurance	7.9
Asset Management & Custody Banks	3.8
Reinsurance	3.3
Thrifts & Mortgage Finance	1.3
Other Assets Less Liabilities	0.1

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of October 31, 2015
Security
Travelers Cos., Inc. (The)	9.1
Prudential Financial, Inc.	8.1
MetLife, Inc.	8.1
Marsh & McLennan Cos., Inc.	7.9
Aon PLC	7.0
Progressive Corp. (The)	5.1
Hartford Financial Services Group, Inc. (The)	4.7
Aflac, Inc.	4.3
XL Group PLC	4.2
Cincinnati Financial Corp.	4.1
Total	62.6

12

PowerShares KBW Insurance Portfolio (KBWI) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2015

	1 Year	3 Years Average Annualized	3 Years Cumulative	Fund Inception†
Index				Average Annualized	Cumulative
KBW Nasdaq Insurance Index	6.87%	20.94%	76.91%	21.06%	114.65%
S&P 500® Insurance Index	7.22	18.74	67.41	18.83	99.32
Fund
NAV Return	6.49	20.51	75.02	20.63	111.77
Market Price Return	6.75	20.59	75.36	20.70	112.23

Fund Inception: November 1, 2011

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently, or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.35% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

13

KBWY	Manager’s Analysis
PowerShares KBW Premium Yield Equity REIT Portfolio (KBWY)

As an index fund, the PowerShares KBW Premium Yield Equity REIT Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the KBW Nasdaq Premium Yield Equity REIT Index (the “Index”), formerly KBW Premium Yield Equity REIT Index. The Fund generally will invest at least 90% of its total assets in the securities of small- and mid-cap equity real estate investment trusts (“REITs”) in the United States that comprise the Index.

Keefe, Bruyette & Woods, Inc. (“KBW”), the Index provider, compiles, maintains and calculates the Index, which is a modified-dividend yield-weighted index that seeks to reflect the performance of such companies. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2015, on a market price basis, the Fund returned (1.88)%. On a net asset value (“NAV”) basis, the Fund returned (1.94)%. During the same time period, the Index returned (1.55)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred.

During this same time period, the Dow Jones U.S. Real Estate Index (the “Benchmark Index”) returned 4.76%. The Benchmark Index is an unmanaged index weighted by market capitalization and based on the average performance of approximately 120 securities.

The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the United States REIT market. Relative to the Benchmark Index, the Fund was most overweight in the retail REIT sub-industry and most underweight in the residential REIT sub-industry during the fiscal year ended October 31, 2015. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to security selection differences in the specialized REIT sub-industry.

For the fiscal year ended October 31, 2015, the residential REITs sub-industry contributed most significantly to the Fund’s return, followed by the hotel & resort REITs and diversified REITs sub-industries, respectively. The health care REITs sub-industry detracted most significantly from the Fund’s return, followed by the office REITs and retail REITs sub-industries, respectively.

Positions that contributed most significantly to the Fund’s return included Excel Trust, Inc. REIT, a real estate investment trusts company (no longer held at fiscal year-end), and Sun Communities, Inc. REIT, a residential REITs company (portfolio average weight of 2.82%). Positions that detracted most significantly from the Fund’s return included Senior Housing Properties Trust REIT, a specialized REITs company (portfolio average weight of 4.69%), and Government Properties Income Trust REIT, an office REITs company (portfolio average weight of 5.04%).

REIT Sub-Industry Breakdown (% of the Fund’s Net Assets) as of October 31, 2015
Retail	25.0
Health Care	23.9
Diversified	18.0
Office	15.8
Hotel & Resort	6.2
Industrial	4.9
Specialized	4.1
Residential	2.1
Other Assets Less Liabilities	(0.0)

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of October 31, 2015
Security
Government Properties Income Trust	5.7
STAG Industrial, Inc., Class A	4.9
Senior Housing Properties Trust	4.9
Lexington Realty Trust	4.7
Hospitality Properties Trust	4.1
EPR Properties	4.0
One Liberty Properties, Inc.	3.9
Agree Realty Corp.	3.8
Inland Real Estate Corp.	3.6
Medical Properties Trust, Inc.	3.6
Total	43.2

14

PowerShares KBW Premium Yield Equity REIT Portfolio (KBWY) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2015

	1 Year	3 Years Average Annualized	3 Years Cumulative	Fund Inception†
Index				Average Annualized	Cumulative
KBW Nasdaq Premium Yield Equity REIT Index	(1.55)%	10.93%	36.50%	10.79%	65.44%
Dow Jones U.S. Real Estate Index	4.76	10.34	34.34	11.27	68.94
Fund
NAV Return	(1.94)	10.47	34.83	10.34	62.14
Market Price Return	(1.88)	10.51	34.97	10.39	62.49

Fund Inception: December 2, 2010

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.35% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

15

KBWP	Manager’s Analysis
PowerShares KBW Property & Casualty Insurance Portfolio (KBWP)

As an index fund, the PowerShares KBW Property & Casualty Insurance Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the KBW Nasdaq Property & Casualty Index (the “Index”), formerly KBW Property & Casualty Index. The Fund generally will invest at least 90% of its total assets in the securities of property and casualty insurance companies that comprise the Index.

Keefe, Bruyette & Woods, Inc. (“KBW”), the Index provider, compiles, maintains and calculates the Index using a modified-market capitalization-weighted methodology that seeks to reflect the performance of such property and casualty insurance companies. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2015, on a market price basis, the Fund returned 19.60%. On a net asset value (“NAV”) basis, the Fund returned 19.31%. During the same time period, the Index returned 19.74%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P 500® Property & Casualty Index (the “Benchmark Index”) returned 13.99%. The Benchmark Index is an unmanaged index weighted by market capitalization and based on the average performance of approximately 5 securities.

The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a representation of the United States property and casualty market. The performance of the Fund differed from the Benchmark Index in part because of the Fund’s allocation in the multi-line insurance and reinsurance sub-industries.

Relative to the Benchmark Index, the Fund was most overweight in the reinsurance sub-industry and most underweight in the property & casualty insurance sub-industry during the fiscal year ended October 31, 2015. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to the broader diversification in the Fund relative to the index.

For the fiscal year ended October 31, 2015, the property & casualty insurance sub-industry contributed most significantly to the Fund’s return, followed by the multi-line insurance and reinsurance sub-industries, respectively. There were no detracting sub-industries.

Positions that contributed most significantly to the Fund’s return included Chubb Corp., a property & casualty insurance company
(no longer held at fiscal year-end), and HCC Insurance Holdings, Inc., a multi-line insurance company (no longer held at fiscal year-end). ACE Ltd., a property & casualty insurance company (portfolio average weight of 4.82%), was the only detracting position.

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of October 31, 2015
Property & Casualty Insurance	78.4
Reinsurance	15.5
Multi-line Insurance	6.2
Other Assets Less Liabilities	(0.1)

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of October 31, 2015
Security
Progressive Corp. (The)	9.5
Travelers Cos., Inc. (The)	8.6
ACE Ltd.	8.3
Allstate Corp. (The)	7.1
XL Group PLC	5.4
Cincinnati Financial Corp.	4.6
Arch Capital Group Ltd.	4.6
American Financial Group, Inc.	4.5
W.R. Berkley Corp.	4.4
RenaissanceRe Holdings Ltd.	4.2
Total	61.2

16

PowerShares KBW Property & Casualty Insurance Portfolio (KBWP) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2015

	1 Year	3 Years Average Annualized	3 Years Cumulative	Fund Inception†
Index				Average Annualized	Cumulative
KBW Nasdaq Property & Casualty Index	19.74%	20.14%	73.41%	17.17%	117.75%
S&P 500® Property & Casualty Index	13.99	21.07	77.48	16.11	108.22
Fund
NAV Return	19.31	19.71	71.53	16.74	113.88
Market Price Return	19.60	19.82	72.02	16.80	114.48

Fund Inception: December 2, 2010

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.35% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

17

KBWR	Manager’s Analysis
PowerShares KBW Regional Banking Portfolio (KBWR)

As an index fund, the PowerShares KBW Regional Banking Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the KBW Nasdaq Regional Banking Index (the “Index”), formerly KBW Regional Banking Index. The Fund generally will invest at least 90% of its total assets in securities of publicly traded mid-capitalization companies that do business as regional banks and thrifts listed on U.S. stock markets and that comprise the Index.

Keefe, Bruyette & Woods, Inc. (“KBW”), the Index provider, compiles, maintains and calculates the Index, which is a modified-market capitalization-weighted index comprised of securities of 50 mid-cap banking companies that are publicly listed in the United States. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2015, on a market price basis, the Fund returned 10.29%. On a net asset value (“NAV”) basis, the Fund returned 10.24%. During the same time period, the Index returned 10.63%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P 500® Composite 1500 Commercial Banks Index (the “Benchmark Index”) returned 4.13%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 80 securities.

The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a representation of the United States commercial banking market. The performance of the Fund differed from the Benchmark Index in part because of allocation differences. The Fund makes no allocation to the diversified bank sub-industry, which constitutes 77% of the Benchmark Index.

Relative to the Benchmark Index, the Fund was most overweight in the regional banks sub-industry and most underweight in the diversified banks sub-industry during the fiscal year ended October 31, 2015. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to the Fund’s overweighting the regional bank sub-industry and not allocating to the diversified banks sub-industry.

For the fiscal year ended October 31, 2015, the regional banks sub-industry contributed most significantly to the Fund’s return, followed by the thrifts & mortgage finance sub-industry. There were no detracting sub-industries.

Positions that contributed most significantly to the Fund’s return included Susquehanna Bancshares, Inc., a regional banks company (no longer held at fiscal year-end), and First Niagara Financial Group, Inc., a thrifts & mortgage finance company (portfolio average weight of 2.31%). Positions that detracted most significantly from the Fund’s return included Hancock Holding Co., a regional banks company (portfolio average weight of 1.36%), and UMB Financial Corp., a regional banks company (portfolio average weight of 1.45%).

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of October 31, 2015
Regional Banks	95.5
Thrifts & Mortgage Finance	4.5
Money Market Fund Plus Other Assets Less Liabilities	0.0

Top Ten Fund Holdings * (% of the Fund’s Net Assets) as of October 31, 2015
Security
PacWest Bancorp	4.2
Signature Bank	4.1
East West Bancorp, Inc.	3.6
BOK Financial Corp.	3.6
SVB Financial Group	3.5
Pinnacle Financial Partners, Inc.	2.3
First Niagara Financial Group, Inc.	2.3
Washington Federal, Inc.	2.2
First Financial Bankshares, Inc.	2.1
PrivateBancorp, Inc.	2.1
Total	30.0

*	Excluding money market fund holdings.

18

PowerShares KBW Regional Banking Portfolio (KBWR) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2015

	1 Year	3 Years Average Annualized	3 Years Cumulative	Fund Inception†
Index				Average Annualized	Cumulative
KBW Nasdaq Regional Banking Index	10.63%	17.79%	63.44%	19.72%	105.31%
S&P 500® Composite 1500 Commercial Banks Index	4.13	16.80	59.33	20.88	113.41
Fund
NAV Return	10.24	17.38	61.72	19.30	102.55
Market Price Return	10.29	17.40	61.79	19.38	103.09

Fund Inception: November 1, 2011

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently, or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.35% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

19

EQAL	Manager’s Analysis
PowerShares Russell 1000 Equal Weight Portfolio (EQAL)

As an index fund, the PowerShares Russell 1000 Equal Weight Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Russell 1000® Equal Weight Index (the “Index”). The Fund generally will invest at least 90% of its total assets in securities that comprise the Index.

Frank Russell Company (the “Index Provider”) compiles, maintains and calculates the Index strictly in accordance with its existing guidelines and mandated procedures. The Index is composed of all the securities in the Russell 1000® Index (the “Benchmark Index”), with each security receiving an equal weight. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

The Fund commenced investment operations on December 22, 2014, and began trading on December 23, 2014. During the period from inception to October 31, 2015, on a market price basis, the Fund returned (1.93)%. On a net asset value (“NAV”) basis, the Fund returned (2.01)%. During the same time period, the Index returned (1.85)%. During the fiscal period from inception, the Fund fully replicated the components of the Index; therefore, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the Benchmark Index returned 1.43%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 1,030 securities.

The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall U.S. stock market. The performance of the Fund differed from the Benchmark Index in part because the Benchmark Index is weighted by market capitalization, whereas the Fund is weighted equally across all of its underlying constituents.

Relative to the Benchmark Index, the Fund was most overweight in the utilities sector and most underweight in the financials sector during the fiscal period ended October 31, 2015. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the Fund’s allocation to, and stock selection within, the energy sector.

For the fiscal period ended October 31, 2015, the consumer staples sector contributed most significantly to the Fund’s return, followed by the information technology and consumer discretionary sectors, respectively. The energy sector detracted most significantly from the Fund’s return, followed by the materials and industrials sectors, respectively.

Positions that contributed most significantly to the Fund’s return included Kraft Heinz Company, a consumer staples company

(portfolio average weight of 0.22%), and Reynolds American, Inc., a consumer staples company (portfolio average weight of 0.24%). Positions that detracted most significantly from the Fund’s return included SandRidge Energy, Inc., an energy company (no longer held at fiscal year-end), and Seventy Seven Energy, Inc., an energy company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2015
Information Technology	13.4
Industrials	12.6
Health Care	11.2
Consumer Staples	11.1
Energy	10.8
Consumer Discretionary	10.2
Financials	10.0
Materials	9.4
Utilities	9.1
Telecommunication Services	2.2
Other Assets Less Liabilities	0.0

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of October 31, 2015
Security
Rite Aid Corp.	0.3
Mead Johnson Nutrition Co.	0.3
Dr Pepper Snapple Group, Inc.	0.3
Reynolds American, Inc.	0.2
Level 3 Communications, Inc.	0.2
Kimberly-Clark Corp.	0.2
Altria Group, Inc.	0.2
United States Cellular Corp.	0.2
PepsiCo, Inc.	0.2
Philip Morris International, Inc.	0.2
Total	2.3

20

PowerShares Russell 1000 Equal Weight Portfolio (EQAL) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2015

Fund Inception†
Index	Cumulative
Russell 1000® Equal Weight Index	(1.85)%
Russell 1000® Index	1.43
Fund
NAV Return	(2.01)
Market Price Return	(1.93)

Fund Inception: December 23, 2014

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.20% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

21

Schedule of Investments(a)

PowerShares Contrarian Opportunities Portfolio (CNTR)

October 31, 2015

Number of Shares		Value
	Common Stocks—100.0%
	Consumer Discretionary—22.5%
1,685	Ascena Retail Group, Inc.(b)	$22,444
735	Ascent Capital Group, Inc., Series A(b)	16,008
344	AutoNation, Inc.(b)	21,737
327	Bed Bath & Beyond, Inc.(b)	19,499
287	Cavco Industries, Inc.(b)	28,298
351	Children’s Place, Inc. (The)	18,838
413	Dick’s Sporting Goods, Inc.	18,399
263	Dollar General Corp.	17,824
340	Fossil Group, Inc.(b)	18,499
1,762	Francesca’s Holdings Corp.(b)	25,038
421	GNC Holdings, Inc., Class A	12,525
354	Harley-Davidson, Inc.	17,505
503	Hibbett Sports, Inc.(b)	17,183
979	Interval Leisure Group, Inc.	17,279
666	iRobot Corp.(b)	19,987
1,430	K12, Inc.(b)	13,885
371	Kohl’s Corp.	17,111
478	Michael Kors Holdings Ltd.(b)	18,470
861	Movado Group, Inc.	22,162
325	Outerwall, Inc.	19,500
360	Scripps Networks Interactive, Inc., Class A	21,629
814	Select Comfort Corp.(b)	17,257
764	Shoe Carnival, Inc.	17,167
1,267	Stage Stores, Inc.	12,328
264	Target Corp.	20,376
418	Tenneco, Inc.(b)	23,655
520	Toll Brothers, Inc.(b)	18,704
644	Urban Outfitters, Inc.(b)	18,418
259	Wyndham Worldwide Corp.	21,070
891	Zumiez, Inc.(b)	15,575

		568,370

	Consumer Staples—2.2%
1,712	Darling Ingredients, Inc.(b)	17,325
223	PriceSmart, Inc.	19,174
283	Sanderson Farms, Inc.	19,671

		56,170

	Energy—1.4%
3,568	Basic Energy Services, Inc.(b)	13,237
8,046	Parker Drilling Co.(b)	23,012

		36,249

	Financials—12.5%
42	Alleghany Corp.(b)	20,843
699	Altisource Portfolio Solutions SA(b)	18,740
791	Assured Guaranty Ltd.	21,705
100	Credit Acceptance Corp.(b)	18,909
824	Employers Holdings, Inc.	21,811
517	Encore Capital Group, Inc.(b)	21,042
272	Infinity Property & Casualty Corp.	21,902
727	INTL FCStone, Inc.(b)	23,257
435	Kansas City Life Insurance Co.	21,328
1,286	Maiden Holdings Ltd.	19,997
248	Morningstar, Inc.	20,363
269	Navigators Group, Inc. (The)(b)	22,959
662	Selective Insurance Group, Inc.	24,157
396	Stifel Financial Corp.(b)	17,594

Number of Shares		Value
	Common Stocks (continued)
	Financials (continued)
275	T. Rowe Price Group, Inc.	$20,796

		315,403

	Health Care—6.1%
526	Air Methods Corp.(b)	21,529
235	Express Scripts Holding Co.(b)	20,299
302	Health Net, Inc.(b)	19,407
255	LifePoint Health, Inc.(b)	17,564
1,074	Luminex Corp.(b)	19,547
362	Magellan Health, Inc.(b)	19,331
289	Quest Diagnostics, Inc.	19,638
865	Triple-S Management Corp., Class B(b)	17,810

		155,125

	Industrials—24.6%
1,098	Aegion Corp.(b)	21,180
646	ArcBest Corp.	16,731
465	Atlas Air Worldwide Holdings, Inc.(b)	19,177
303	C.H. Robinson Worldwide, Inc.	21,022
840	Chart Industries, Inc.(b)	14,440
402	Chicago Bridge & Iron Co. NV	18,038
399	Clean Harbors, Inc.(b)	18,550
162	Cummins, Inc.	16,769
230	Danaher Corp.	21,461
305	Dycom Industries, Inc.(b)	23,207
524	FTI Consulting, Inc.(b)	17,821
282	Genesee & Wyoming, Inc., Class A(b)	18,922
835	GP Strategies Corp.(b)	20,950
1,164	Insteel Industries, Inc.	24,898
605	Korn/Ferry International	22,004
1,076	LB Foster Co., Class A	15,850
1,636	MRC Global, Inc.(b)	19,468
307	Multi-Color Corp.	23,897
709	MYR Group, Inc.(b)	15,953
861	Quanta Services, Inc.(b)	17,315
1,259	Resources Connection, Inc.	22,599
1,395	RPX Corp.(b)	19,865
535	Southwest Airlines Co.	24,765
876	SP Plus Corp.(b)	22,338
485	Textron, Inc.	20,452
902	Thermon Group Holdings, Inc.(b)	18,139
1,190	TriMas Corp.(b)	23,812
400	Triumph Group, Inc.	18,632
858	TrueBlue, Inc.(b)	24,856
225	Union Pacific Corp.	20,104
1,435	Wesco Aircraft Holdings, Inc.(b)	17,880

		621,095

	Information Technology—21.3%
918	ACI Worldwide, Inc.(b)	21,986
181	Apple, Inc.	21,630
708	Cirrus Logic, Inc.(b)	21,828
307	Cognizant Technology Solutions Corp., Class A(b)	20,910
2,238	Cohu, Inc.	28,176
912	Convergys Corp.	23,411
2,520	DHI Group, Inc.(b)	22,806
784	DTS, Inc.(b)	23,332
1,176	II-VI, Inc.(b)	21,309
421	InterDigital, Inc.	21,362

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22

PowerShares Contrarian Opportunities Portfolio (CNTR) (continued)

October 31, 2015

Number of Shares		Value
	Common Stocks (continued)
	Information Technology (continued)
228	IPG Photonics Corp.(b)	$18,837
2,029	Kulicke & Soffa Industries, Inc. (Singapore)(b)	21,507
297	LogMeIn, Inc.(b)	20,006
730	NeuStar, Inc., Class A(b)	19,849
886	NVIDIA Corp.	25,136
2,111	ON Semiconductor Corp.(b)	23,221
301	OSI Systems, Inc.(b)	25,940
1,871	Polycom, Inc.(b)	25,782
2,248	QLogic Corp.(b)	27,875
271	Red Hat, Inc.(b)	21,439
827	Sykes Enterprises, Inc.(b)	23,983
447	Synchronoss Technologies, Inc.(b)	15,725
295	VeriSign, Inc.(b)	23,777
1,023	Western Union Co. (The)	19,693

		539,520

	Materials—9.4%
342	Balchem Corp.	23,358
3,556	Century Aluminum Co.(b)	12,873
533	Domtar Corp.	21,981
2,178	FutureFuel Corp.	33,563
452	Innospec, Inc.	24,968
667	Materion Corp.	20,110
1,804	Mercer International, Inc. (Canada)	19,483
481	Mosaic Co. (The)	16,253
352	Reliance Steel & Aluminum Co.	21,106
589	Schweitzer-Mauduit International, Inc.	22,865
2,290	Stillwater Mining Co.(b)	21,389

		237,949

	Total Common Stocks (Cost $2,615,863)	2,529,881

	Money Market Fund—0.0%
438	Invesco Premier Portfolio—Institutional Class, 0.12%(c) (Cost $438)	438

	Total Investments (Cost $2,616,301)—100.0%	2,530,319
	Other assets less liabilities—(0.0)%	(740)

	Net Assets—100.0%	$2,529,579

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of October 31, 2015.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23

Schedule of Investments(a)

PowerShares KBW Bank Portfolio (KBWB)

October 31, 2015

Number of Shares		Value
	Common Stocks—99.9%
	Asset Management & Custody Banks—11.6%
532,540	Bank of New York Mellon Corp. (The)	$22,180,291
313,261	Northern Trust Corp.	22,050,442
297,733	State Street Corp.	20,543,577

		64,774,310

	Consumer Finance—3.9%
278,043	Capital One Financial Corp.	21,937,593

	Diversified Banks—43.1%
2,819,636	Bank of America Corp.	47,313,492
858,623	Citigroup, Inc.	45,652,985
278,132	Comerica, Inc.	12,070,929
709,111	JPMorgan Chase & Co.	45,560,381
1,078,427	U.S. Bancorp	45,488,051
833,886	Wells Fargo & Co.	45,146,588

		241,232,426

	Regional Banks—39.3%
601,399	BB&T Corp.	22,341,973
824,655	Citizens Financial Group, Inc.	20,039,116
98,767	Cullen/Frost Bankers, Inc.	6,759,613
1,155,394	Fifth Third Bancorp	22,010,256
222,378	First Republic Bank	14,523,507
1,255,397	Huntington Bancshares, Inc.	13,771,705
1,314,451	KeyCorp	16,325,481
194,012	M&T Bank Corp.	23,252,338
484,605	People’s United Financial, Inc.	7,729,450
242,533	PNC Financial Services Group, Inc. (The)	21,891,029
2,071,142	Regions Financial Corp.	19,365,178
546,040	SunTrust Banks, Inc.	22,671,581
319,144	Zions Bancorporation	9,181,773

		219,863,000

	Thrifts & Mortgage Finance—2.0%
694,578	New York Community Bancorp, Inc.	11,474,429

	Total Investments (Cost $579,982,019)—99.9%	559,281,758
	Other assets less liabilities—0.1%	349,852

	Net Assets—100.0%	$559,631,610

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24

Schedule of Investments(a)

PowerShares KBW Capital Markets Portfolio (KBWC)

October 31, 2015

Number of Shares		Value
	Common Stocks—99.8%
	Asset Management & Custody Banks—41.2%
1,882	BlackRock, Inc.	$662,408
8,225	Eaton Vance Corp.	297,005
6,750	Franklin Resources, Inc.	275,130
8,654	Invesco Ltd.(b)	287,053
13,209	Janus Capital Group, Inc.	205,136
6,423	Legg Mason, Inc.	287,429
7,228	SEI Investments Co.	374,555
8,810	State Street Corp.	607,890
4,220	T. Rowe Price Group, Inc.	319,116

		3,315,722

	Investment Banking & Brokerage—40.1%
21,918	Charles Schwab Corp. (The)	668,937
3,366	Goldman Sachs Group, Inc. (The)	631,125
2,075	Greenhill & Co., Inc.	53,576
4,465	Interactive Brokers Group, Inc., Class A	183,690
2,404	Investment Technology Group, Inc.	38,488
6,642	KCG Holdings, Inc., Class A(c)	82,959
6,233	Lazard Ltd., Class A	288,713
17,978	Morgan Stanley	592,735
1,069	Piper Jaffray Cos.(c)	38,024
5,964	Raymond James Financial, Inc.	328,676
9,315	TD Ameritrade Holding Corp.	321,088

		3,228,011

	Specialized Finance—18.5%
5,859	CBOE Holdings, Inc.	392,787
3,678	CME Group, Inc., Class A	347,461
1,452	Intercontinental Exchange, Inc.	366,485
6,704	Nasdaq, Inc.	388,095

		1,494,828

	Total Common Stocks (Cost $8,081,515)	8,038,561

	Money Market Fund—0.1%
4,764	Invesco Premier Portfolio—Institutional Class, 0.12%(d) (Cost $4,764)	4,764

	Total Investments (Cost $8,086,279)—99.9%	8,043,325
	Other assets less liabilities—0.1%	4,755

	Net Assets—100.0%	$8,048,080

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Affiliated company. The Fund’s Adviser is a wholly-owned subsidiary of Invesco Ltd. and therefore, Invesco Ltd. is considered to be affiliated. See Note 4.
(c)	Non-income producing security.
(d)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of October 31, 2015.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25

Schedule of Investments(a)

PowerShares KBW High Dividend Yield Financial Portfolio (KBWD)

October 31, 2015

Number of Shares		Value
	Common Stocks and Other Equity Interests—100.0%
	Asset Management & Custody Banks—22.3%
616,602	Apollo Investment Corp.	$3,292,655
483,624	Ares Capital Corp.	7,365,593
429,906	Blackstone Group LP (The)	14,212,692
161,858	Federated Investors, Inc., Class B	4,973,896
536,364	Hercules Technology Growth Capital, Inc.	5,985,822
727,188	Medley Capital Corp.	5,417,551
739,435	PennantPark Investment Corp.	5,109,496
547,667	THL Credit, Inc.	6,276,264
541,900	Triangle Capital Corp.	9,304,423

		61,938,392

	Hotel & Resort REITs—3.8%
390,171	Hospitality Properties Trust REIT	10,472,190

	Insurance Brokers—2.7%
169,855	Arthur J. Gallagher & Co.	7,427,759

	Investment Banking & Brokerage—1.0%
320,394	BGC Partners, Inc., Class A	2,771,408

	Mortgage REITs—26.2%
587,465	American Capital Agency Corp. REIT	10,474,501
598,520	Annaly Capital Management, Inc. REIT	5,955,274
598,520	Anworth Mortgage Asset Corp. REIT	2,854,940
597,103	Capstead Mortgage Corp. REIT	5,762,044
351,301	Colony Capital, Inc., Class A REIT	7,145,462
618,311	Hatteras Financial Corp. REIT	8,848,030
664,093	Invesco Mortgage Capital, Inc. REIT(b)	8,002,321
564,568	MFA Financial, Inc. REIT	3,906,811
745,733	PennyMac Mortgage Investment Trust REIT	10,902,617
452,715	Starwood Property Trust, Inc. REIT	9,095,044

		72,947,044

	Property & Casualty Insurance—10.2%
241,581	Mercury General Corp.	13,047,790
264,899	Safety Insurance Group, Inc.	15,350,897

		28,398,687

	Regional Banks—20.1%
145,531	Bank of Hawaii Corp.	9,529,370
177,017	City Holding Co.	8,466,723
191,755	F.N.B. Corp.	2,582,940
222,109	Park National Corp.	20,149,728
216,890	People’s United Financial, Inc.	3,459,396
200,442	Trustmark Corp.	4,816,621
171,633	United Bankshares, Inc.	6,788,085

		55,792,863

	Residential REITs—4.8%
198,336	Sun Communities, Inc. REIT	13,292,479

	Thrifts & Mortgage Finance—5.1%
164,994	Dime Community Bancshares, Inc.	2,862,646
284,122	New York Community Bancorp, Inc.	4,693,695
218,836	Northwest Bancshares, Inc.	2,945,533
232,912	Oritani Financial Corp.	3,707,959

		14,209,833

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Trading Companies & Distributors—3.8%
536,886	Textainer Group Holdings Ltd.	$10,501,490

	Total Investments (Cost $295,844,654)—100.0%	277,752,145
	Other assets less liabilities—(0.0)%	(59,739)

	Net Assets—100.0%	$277,692,406

Investment Abbreviations:

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Affiliated company. The Fund’s Adviser and Invesco Mortgage Capital, Inc. REIT are wholly-owned subsidiaries of Invesco Ltd. and therefore, Invesco Ltd. and Invesco Mortgage Capital, Inc. REIT are considered to be affiliated. See Note 4.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26

Schedule of Investments(a)

PowerShares KBW Insurance Portfolio (KBWI)

October 31, 2015

Number of Shares		Value
	Common Stocks—99.9%
	Asset Management & Custody Banks—3.8%
4,716	Ameriprise Financial, Inc.	$544,038

	Insurance Brokers—14.9%
10,721	Aon PLC	1,000,376
20,274	Marsh & McLennan Cos., Inc.	1,130,073

		2,130,449

	Life & Health Insurance—32.0%
9,540	Aflac, Inc.	608,175
10,403	Lincoln National Corp.	556,664
22,905	MetLife, Inc.	1,153,954
11,582	Principal Financial Group, Inc.	580,953
14,072	Prudential Financial, Inc.	1,160,940
14,584	Unum Group	505,336

		4,566,022

	Multi-line Insurance—7.9%
3,950	Assurant, Inc.	322,043
29,408	Genworth Financial, Inc., Class A(b)	137,629
14,369	Hartford Financial Services Group, Inc. (The)	664,710

		1,124,382

	Property & Casualty Insurance—36.7%
8,695	Allstate Corp. (The)	538,047
7,239	Arch Capital Group Ltd.(b)	542,129
5,950	Axis Capital Holdings Ltd.	321,300
9,701	Cincinnati Financial Corp.	584,291
15,702	FNF Group	553,966
9,977	MBIA, Inc.(b)	74,927
21,863	Progressive Corp. (The)	724,321
11,549	Travelers Cos., Inc. (The)	1,303,767
15,646	XL Group PLC	595,800

		5,238,548

	Reinsurance—3.3%
2,612	Everest Re Group Ltd.	464,858

	Thrifts & Mortgage Finance—1.3%
20,080	MGIC Investment Corp.(b)	188,752

	Total Investments (Cost $13,709,911)—99.9%	14,257,049
	Other assets less liabilities—0.1%	7,876

	Net Assets—100.0%	$14,264,925

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27

Schedule of Investments(a)

PowerShares KBW Premium Yield Equity REIT Portfolio (KBWY)

October 31, 2015

Number of Shares		Value
	Real Estate Investment Trusts—100.0%
	Diversified—18.0%
303,541	First Potomac Realty Trust	$3,578,749
582,730	Lexington Realty Trust	5,151,333
112,363	Liberty Property Trust	3,822,589
182,932	One Liberty Properties, Inc.	4,309,878
110,811	Washington Real Estate Investment Trust	2,993,005

		19,855,554

	Health Care—23.9%
127,875	Healthcare Realty Trust, Inc.	3,370,785
352,347	Medical Properties Trust, Inc.	3,981,521
107,740	OMEGA Healthcare Investors, Inc.	3,719,185
159,508	Sabra Health Care REIT, Inc.	3,617,641
353,207	Senior Housing Properties Trust	5,365,214
67,608	Universal Health Realty Income Trust	3,359,442
45,951	Welltower, Inc.	2,980,841

		26,394,629

	Hotel & Resort—6.2%
168,729	Hospitality Properties Trust	4,528,686
178,506	Summit Hotel Properties, Inc.	2,334,859

		6,863,545

	Industrial—4.9%
264,622	STAG Industrial, Inc., Class A	5,430,043

	Office—15.8%
228,255	Brandywine Realty Trust	3,081,442
138,991	Corporate Office Properties Trust	3,196,793
382,581	Government Properties Income Trust	6,228,419
65,998	Highwoods Properties, Inc.	2,867,613
95,576	Mack-Cali Realty Corp.	2,079,734

		17,454,001

	Residential—2.1%
34,168	Sun Communities, Inc.	2,289,939

	Retail—25.0%
128,417	Agree Realty Corp.	4,158,143
267,533	CBL & Associates Properties, Inc.	3,900,631
450,354	Inland Real Estate Corp.	3,985,633
110,203	Kite Realty Group Trust	2,910,461
80,522	National Retail Properties, Inc.	3,059,836
119,254	Pennsylvania Real Estate Investment Trust	2,680,830
195,386	Ramco-Gershenson Properties Trust	3,282,485
177,303	Urstadt Biddle Properties, Inc., Class A	3,563,790

		27,541,809

	Specialized—4.1%
78,328	EPR Properties	4,449,814

	Total Investments (Cost $116,520,347)—100.0%	110,279,334
	Other assets less liabilities—(0.0)%	(85)

	Net Assets—100.0%	$110,279,249

Investment Abbreviations:

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28

Schedule of Investments(a)

PowerShares KBW Property & Casualty Insurance Portfolio (KBWP)

October 31, 2015

Number of Shares		Value
	Common Stocks—100.1%
	Multi-line Insurance—6.2%
53,704	American Financial Group, Inc.	$3,876,892
42,553	Kemper Corp.	1,519,993

		5,396,885

	Property & Casualty Insurance—78.4%
63,721	ACE Ltd.	7,234,882
74,589	Allied World Assurance Co. Holdings AG	2,712,056
99,510	Allstate Corp. (The)	6,157,679
33,382	AmTrust Financial Services, Inc.	2,277,320
52,874	Arch Capital Group Ltd.(b)	3,959,734
49,929	Aspen Insurance Holdings Ltd. (Bermuda)	2,427,049
61,990	Axis Capital Holdings Ltd.	3,347,460
66,269	Cincinnati Financial Corp.	3,991,382
36,300	Hanover Insurance Group, Inc. (The)	3,058,275
45,319	Mercury General Corp.	2,447,679
44,091	ProAssurance Corp.	2,335,059
250,210	Progressive Corp. (The)	8,289,457
35,520	RLI Corp.	2,161,392
46,913	Selective Insurance Group, Inc.	1,711,856
66,088	Travelers Cos., Inc. (The)	7,460,674
69,008	W.R. Berkley Corp.	3,852,717
122,082	XL Group PLC	4,648,882

		68,073,553

	Reinsurance—15.5%
54,100	Endurance Specialty Holdings Ltd.	3,415,333
18,751	Everest Re Group Ltd.	3,337,115
33,435	RenaissanceRe Holdings Ltd. (Bermuda)	3,665,479
67,979	Validus Holdings Ltd.	3,011,470

		13,429,397

	Total Investments (Cost $83,847,994)—100.1%	86,899,835
	Other assets less liabilities—(0.1)%	(71,814)

	Net Assets—100.0%	$86,828,021

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29

Schedule of Investments(a)

PowerShares KBW Regional Banking Portfolio (KBWR)

October 31, 2015

Number of Shares		Value
	Common Stocks—100.0%
	Regional Banks—95.5%
53,001	Associated Banc-Corp.	$1,025,039
42,333	BancorpSouth, Inc.	1,055,362
16,221	Bank of Hawaii Corp.	1,062,151
28,119	BOK Financial Corp.	1,889,034
48,689	Boston Private Financial Holdings, Inc.	557,976
34,921	Cathay General Bancorp	1,093,027
8,923	City Holding Co.	426,787
33,635	Columbia Banking System, Inc.	1,120,718
22,123	Commerce Bancshares, Inc.	1,007,703
23,869	Community Bank System, Inc.	972,900
61,952	CVB Financial Corp.	1,081,062
47,595	East West Bancorp, Inc.	1,922,362
75,935	F.N.B. Corp.	1,022,845
51,827	First Commonwealth Financial Corp.	476,290
35,952	First Financial Bancorp	693,155
33,901	First Financial Bankshares, Inc.	1,127,547
69,321	First Horizon National Corp.	982,972
45,423	First Midwest Bancorp, Inc.	809,438
114,500	First Niagara Financial Group, Inc.	1,185,075
51,973	FirstMerit Corp.	976,573
79,842	Fulton Financial Corp.	1,071,480
36,280	Glacier Bancorp, Inc.	992,621
35,132	Hancock Holding Co.	969,643
17,111	IBERIABANK Corp.	1,037,440
84,211	Investors Bancorp, Inc.	1,053,480
31,668	MB Financial, Inc.	1,020,976
81,682	National Penn Bancshares, Inc.	983,451
67,116	Old National Bancorp	939,624
49,427	PacWest Bancorp	2,226,192
8,955	Park National Corp.	812,398
23,451	Pinnacle Financial Partners, Inc.	1,233,992
26,834	PrivateBancorp, Inc.	1,122,466
19,057	Prosperity Bancshares, Inc.	979,149
20,281	S&T Bancorp, Inc.	646,558
14,633	Signature Bank(b)	2,179,146
15,204	SVB Financial Group(b)	1,855,952
34,859	Synovus Financial Corp.	1,102,590
64,972	TCF Financial Corp.	999,919
18,785	Texas Capital Bancshares, Inc.(b)	1,036,932
39,358	Trustmark Corp.	945,773
21,237	UMB Financial Corp.	1,042,312
57,984	Umpqua Holdings Corp.	968,333
27,000	United Bankshares, Inc.	1,067,850
104,475	Valley National Bancorp	1,096,988
27,282	Webster Financial Corp.	1,012,162
14,885	Westamerica Bancorp.	658,066
20,725	Wintrust Financial Corp.	1,046,405

		50,589,914

	Thrifts & Mortgage Finance—4.5%
40,851	Brookline Bancorp, Inc.	463,659
38,265	Provident Financial Services, Inc.	777,545
45,780	Washington Federal, Inc.	1,141,753

		2,382,957

	Total Common Stocks (Cost $52,335,514)	52,972,871

Number of Shares		Value
	Money Market Fund—0.0%
12,450	Invesco Premier Portfolio—Institutional Class, 0.12%(c) (Cost $12,450)	$12,450

	Total Investments (Cost $52,347,964)—100.0%	52,985,321
	Other assets less liabilities—0.0%	10,396

	Net Assets—100.0%	$52,995,717

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of October 31, 2015.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

30

Schedule of Investments(a)

PowerShares Russell 1000 Equal Weight Portfolio (EQAL)

October 31, 2015

Number of Shares		Value
	Common Stocks and Other Equity Interests—100.0%
	Consumer Discretionary—10.2%
2,434	Aaron’s, Inc.	$60,047
517	Advance Auto Parts, Inc.	102,588
176	Amazon.com, Inc.(b)	110,158
1,227	AMC Networks, Inc., Class A(b)	90,663
2,926	Aramark	88,804
1,533	AutoNation, Inc.(b)	96,870
123	AutoZone, Inc.(b)	96,482
1,529	Bed Bath & Beyond, Inc.(b)	91,174
2,496	Best Buy Co., Inc.	87,435
2,277	BorgWarner, Inc.	97,501
1,731	Brinker International, Inc.	78,778
1,888	Brunswick Corp.	101,593
1,929	Cabela’s, Inc.(b)	75,559
217	Cable One, Inc.(b)	94,057
2,752	Cablevision Systems Corp., Class A	89,688
1,530	CarMax, Inc.(b)	90,285
1,796	Carnival Corp.	97,128
971	Carter’s, Inc.	88,245
2,236	CBS Corp., Class B	104,019
497	Charter Communications, Inc., Class A(b)	94,897
126	Chipotle Mexican Grill, Inc.(b)	80,669
1,894	Choice Hotels International, Inc.	99,075
2,807	Cinemark Holdings, Inc.	99,480
11,900	Clear Channel Outdoor Holdings, Inc., Class A(b)	89,012
3,200	Coach, Inc.	99,840
1,612	Comcast Corp., Class A	100,943
2,638	CST Brands, Inc.	94,783
2,975	D.R. Horton, Inc.	87,584
1,286	Darden Restaurants, Inc.	79,591
1,245	Delphi Automotive PLC (United Kingdom)	103,572
1,853	Dick’s Sporting Goods, Inc.	82,551
1,016	Dillard’s, Inc., Class A	90,912
3,272	Discovery Communications, Inc., Class A(b)	96,328
1,538	DISH Network Corp., Class A(b)	96,848
1,271	Dollar General Corp.	86,136
1,298	Dollar Tree, Inc.(b)	85,006
805	Domino’s Pizza, Inc.	85,869
3,394	DSW, Inc., Class A	84,646
1,840	Dunkin’ Brands Group, Inc.	76,194
761	Expedia, Inc., Class A	103,724
5,415	Extended Stay America, Inc.	103,968
1,203	Foot Locker, Inc.	81,503
6,735	Ford Motor Co.	99,745
1,600	Fossil Group, Inc.(b)	87,056
2,223	GameStop Corp., Class A	102,414
2,925	Gap, Inc. (The)	79,619
2,571	Garmin Ltd.	91,193
3,100	General Motors Co.	108,221
6,078	Gentex Corp.	99,618
1,085	Genuine Parts Co.	98,475
7,384	GNC Holdings, Inc., Class A	219,674
3,065	Goodyear Tire & Rubber Co. (The)	100,655
2,821	GoPro, Inc., Class A(b)	70,525
159	Graham Holdings Co., Class B	87,843
38,181	Groupon, Inc., Class A(b)	141,652
2,528	H&R Block, Inc.	94,193

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Consumer Discretionary (continued)
3,106	Hanesbrands, Inc.	$99,206
1,691	Harley-Davidson, Inc.	83,620
963	Harman International Industries, Inc.	105,892
1,216	Hasbro, Inc.	93,425
3,948	Hilton Worldwide Holdings, Inc.	98,661
782	Home Depot, Inc. (The)	96,687
1,889	Hyatt Hotels Corp., Class A(b)	95,206
5,479	International Game Technology PLC	88,869
4,720	Interpublic Group of Cos., Inc. (The)	108,230
9,664	J.C. Penney Co., Inc.(b)	88,619
1,775	Jarden Corp.(b)	79,520
1,819	John Wiley & Sons, Inc., Class A	95,188
2,280	Johnson Controls, Inc.	103,010
4,705	Kate Spade & Co.(b)	84,549
1,909	Kohl’s Corp.	88,043
993	L Brands, Inc.	95,308
2,187	Las Vegas Sands Corp.	108,278
855	Lear Corp.	106,926
2,185	Leggett & Platt, Inc.	98,391
1,805	Lennar Corp., Class A	90,376
1,714	Liberty Broadband Corp., Class C(b)	92,162
3,409	Liberty Interactive Corp. QVC Group, Class A, Series A(b)	93,304
2,603	Liberty Media Corp., Series C(b)	101,907
2,226	Liberty Ventures, Class A(b)	96,987
2,389	Lions Gate Entertainment Corp.	93,099
3,736	Live Nation Entertainment, Inc.(b)	101,918
3,126	LKQ Corp.(b)	92,561
1,326	Lowe’s Cos., Inc.	97,899
1,734	Lululemon Athletica, Inc.(b)	85,261
1,736	Macy’s, Inc.	88,501
439	Madison Square Garden Co. (The), Class A(b)	78,362
1,330	Marriott International, Inc., Class A	102,117
4,026	Mattel, Inc.	98,959
932	McDonald’s Corp.	104,617
4,610	MGM Resorts International(b)	106,906
2,147	Michael Kors Holdings Ltd.(b)	82,960
3,849	Michaels Cos., Inc. (The)(b)	89,990
475	Mohawk Industries, Inc.(b)	92,863
1,285	MSG Networks, Inc., Class A(b)	26,368
1,632	Murphy USA, Inc.(b)	100,156
892	Netflix, Inc.(b)	96,675
2,241	Newell Rubbermaid, Inc.	95,086
7,145	News Corp., Class A	110,033
731	NIKE, Inc., Class B	95,783
1,249	Nordstrom, Inc.	81,447
1,503	Norwegian Cruise Line Holdings Ltd.(b)	95,621
63	NVR, Inc.(b)	103,179
13,093	Office Depot, Inc.(b)	99,769
1,387	Omnicom Group, Inc.	103,914
362	O’Reilly Automotive, Inc.(b)	100,006
477	Panera Bread Co., Class A(b)	84,606
1,850	Penske Automotive Group, Inc.	90,354
741	Polaris Industries, Inc.	83,244
74	Priceline Group, Inc. (The)(b)	107,614
4,567	PulteGroup, Inc.	83,713

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

31

PowerShares Russell 1000 Equal Weight Portfolio (EQAL) (continued)

October 31, 2015

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Consumer Discretionary (continued)
869	PVH Corp.	$79,036
841	Ralph Lauren Corp., Class A	93,158
5,075	Regal Entertainment Group, Class A	98,354
1,857	Ross Stores, Inc.	93,927
1,001	Royal Caribbean Cruises Ltd.	98,448
3,758	Sally Beauty Holdings, Inc.(b)	88,351
1,838	Scripps Networks Interactive, Inc., Class A	110,427
3,694	Sears Holdings Corp.(b)	86,329
3,306	Service Corp. International	93,428
2,716	ServiceMaster Global Holdings, Inc.(b)	96,825
652	Signet Jewelers Ltd.	98,413
23,976	Sirius XM Holdings, Inc.(b)	97,822
1,966	Six Flags Entertainment Corp.	102,311
1,977	Skechers U.S.A., Inc., Class A(b)	61,682
7,367	Staples, Inc.	95,697
1,573	Starbucks Corp.	98,423
1,332	Starwood Hotels & Resorts Worldwide, Inc.	106,387
2,346	Starz, Class A(b)	78,614
1,154	Target Corp.	89,066
3,995	TEGNA, Inc.	108,025
1,201	Tempur Sealy International, Inc.(b)	93,486
354	Tesla Motors, Inc.(b)	73,253
1,652	Thomson Reuters Corp.	67,765
1,766	Thor Industries, Inc.	95,505
1,176	Tiffany & Co.	96,949
496	Time Warner Cable, Inc.	93,942
1,343	Time Warner, Inc.	101,182
1,279	TJX Cos., Inc. (The)	93,610
2,526	Toll Brothers, Inc.(b)	90,860
3,596	TopBuild Corp.(b)	101,155
1,085	Tractor Supply Co.	100,243
2,528	Tribune Media Co., Class A	101,954
1,425	TripAdvisor, Inc., Class A(b)	119,387
1,820	Tupperware Brands Corp.	107,143
3,541	Twenty-First Century Fox, Inc., Class A	108,673
542	Ulta Salon, Cosmetics & Fragrance, Inc.(b)	94,286
880	Under Armour, Inc., Class A(b)	83,670
3,099	Urban Outfitters, Inc.(b)	88,631
1,299	VF Corp.	87,708
2,094	Viacom, Inc., Class B	103,255
2,019	Vista Outdoor, Inc.(b)	90,290
906	Visteon Corp.(b)	98,817
910	Walt Disney Co. (The)	103,503
10,237	Wendy’s Co. (The)	93,771
587	Whirlpool Corp.	94,002
1,167	Williams-Sonoma, Inc.	86,066
1,240	Wyndham Worldwide Corp.	100,874
1,564	Wynn Resorts Ltd.	109,402
1,164	Yum! Brands, Inc.	82,539

		15,127,677

	Consumer Staples—11.1%
5,671	Altria Group, Inc.	342,925
7,293	Archer-Daniels-Midland Co.	332,998
26,415	Avon Products, Inc.	106,452
16,289	Blue Buffalo Pet Products, Inc.(b)	292,225

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Consumer Staples (continued)
3,106	Brown-Forman Corp., Class B	$329,795
4,375	Bunge Ltd.	319,200
6,003	Campbell Soup Co.	304,892
3,621	Church & Dwight Co., Inc.	311,732
2,675	Clorox Co. (The)	326,190
7,850	Coca-Cola Co. (The)	332,448
6,386	Coca-Cola Enterprises, Inc.	327,857
4,926	Colgate-Palmolive Co.	326,840
7,490	ConAgra Foods, Inc.	303,720
2,386	Constellation Brands, Inc., Class A	321,633
627	Costco Wholesale Corp.	99,141
3,390	Coty, Inc., Class A	98,141
3,153	CVS Health Corp.	311,453
3,979	Dr Pepper Snapple Group, Inc.	355,603
3,814	Edgewell Personal Care Co.	323,084
7,729	Energizer Holdings, Inc.	331,033
1,144	Estee Lauder Cos., Inc. (The), Class A	92,046
12,245	Flowers Foods, Inc.	330,615
5,417	General Mills, Inc.	314,782
5,797	Hain Celestial Group, Inc. (The)(b)	288,980
5,803	Herbalife Ltd.(b)	325,200
3,341	Hershey Co. (The)	296,313
5,000	Hormel Foods Corp.	337,750
3,564	Ingredion, Inc.	338,794
2,720	JM Smucker Co. (The)	319,301
4,560	Kellogg Co.	321,571
5,603	Keurig Green Mountain, Inc.	284,352
2,869	Kimberly-Clark Corp.	343,448
4,229	Kraft Heinz Co. (The)	329,735
8,609	Kroger Co. (The)	325,420
3,708	McCormick & Co., Inc.	311,398
4,345	Mead Johnson Nutrition Co.	356,290
3,778	Molson Coors Brewing Co., Class B	332,842
7,264	Mondelez International, Inc., Class A	335,306
2,282	Monster Beverage Corp.(b)	311,082
7,541	Nu Skin Enterprises, Inc., Class A	288,142
3,328	PepsiCo, Inc.	340,088
3,837	Philip Morris International, Inc.	339,191
14,719	Pilgrim’s Pride Corp.	279,514
6,992	Pinnacle Foods, Inc.	308,207
4,279	Procter & Gamble Co. (The)	326,830
7,240	Reynolds American, Inc.	349,837
45,651	Rite Aid Corp.(b)	359,730
3,343	Spectrum Brands Holdings, Inc.	320,427
14,329	Sprouts Farmers Market, Inc.(b)	292,025
7,827	Sysco Corp.	322,864
7,174	Tyson Foods, Inc., Class A	318,239
3,644	Walgreens Boots Alliance, Inc.	308,574
1,427	Wal-Mart Stores, Inc.	81,682
6,985	WhiteWave Foods Co. (The)(b)	286,245
9,995	Whole Foods Market, Inc.	299,450

		16,513,632

	Energy—10.8%
3,143	Anadarko Petroleum Corp.	210,204
9,156	Antero Resources Corp.(b)	215,807
5,159	Apache Corp.	243,144

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

32

PowerShares Russell 1000 Equal Weight Portfolio (EQAL) (continued)

October 31, 2015

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Energy (continued)
3,752	Baker Hughes, Inc.	$197,655
8,271	Cabot Oil & Gas Corp.	179,563
71,154	California Resources Corp.	287,462
3,078	Cameron International Corp.(b)	209,335
4,064	Cheniere Energy, Inc.(b)	201,249
26,661	Chesapeake Energy Corp.	190,093
2,545	Chevron Corp.	231,290
1,934	Cimarex Energy Co.	228,328
27,790	Cobalt International Energy, Inc.(b)	213,149
10,376	Columbia Pipeline Group, Inc.	215,510
1,952	Concho Resources, Inc.(b)	226,256
4,176	ConocoPhillips	222,790
18,872	CONSOL Energy, Inc.	125,688
6,817	Continental Resources, Inc.(b)	231,164
4,786	CVR Energy, Inc.	212,786
73,521	Denbury Resources, Inc.	260,264
5,122	Devon Energy Corp.	214,765
10,744	Diamond Offshore Drilling, Inc.	213,591
2,987	Diamondback Energy, Inc.(b)	220,560
3,208	Dril-Quip, Inc.(b)	197,485
3,940	Energen Corp.	229,111
13,600	Ensco PLC, Class A	226,168
2,708	EOG Resources, Inc.	232,482
37,318	EP Energy Corp., Class A(b)	205,622
2,815	EQT Corp.	185,987
2,691	Exxon Mobil Corp.	222,653
6,003	FMC Technologies, Inc.(b)	203,082
12,347	Frank’s International NV	211,875
6,451	Golar LNG Ltd. (Bermuda)	187,144
6,354	Gulfport Energy Corp.(b)	193,606
5,369	Halliburton Co.	206,062
4,186	Helmerich & Payne, Inc.	235,546
3,920	Hess Corp.	220,343
3,963	HollyFrontier Corp.	194,068
6,697	Kinder Morgan, Inc.	183,163
35,761	Kosmos Energy Ltd.(b)	243,890
20,193	Laredo Petroleum, Inc.(b)	231,816
12,509	Marathon Oil Corp.	229,915
4,164	Marathon Petroleum Corp.	215,695
10,952	Memorial Resource Development Corp.(b)	193,741
7,962	Murphy Oil Corp.	226,360
19,699	Nabors Industries Ltd.	197,778
5,262	National Oilwell Varco, Inc.	198,062
5,922	Newfield Exploration Co.(b)	238,005
18,026	Noble Corp. PLC	242,810
6,234	Noble Energy, Inc.	223,427
2,982	Occidental Petroleum Corp.	222,278
4,945	Oceaneering International, Inc.	207,789
5,599	ONEOK, Inc.	189,918
14,103	Patterson-UTI Energy, Inc.	209,994
6,978	PBF Energy, Inc., Class A	237,252
2,547	Phillips 66	226,810
1,611	Pioneer Natural Resources Co.	220,933
16,111	QEP Resources, Inc.	249,076
5,632	Range Resources Corp.	171,438
11,062	Rice Energy, Inc.(b)	168,806

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Energy (continued)
12,154	Rowan Cos. PLC, Class A	$239,191
20,067	RPC, Inc.	221,339
2,703	Schlumberger Ltd.	211,266
31,885	Seadrill Ltd. (United Kingdom)(b)	206,296
6,185	SM Energy Co.	206,270
15,170	Southwestern Energy Co.(b)	167,477
7,099	Spectra Energy Corp.	202,818
14,465	Superior Energy Services, Inc.	204,824
3,649	Targa Resources Corp.	208,540
3,724	Teekay Corp. (Bermuda)	119,652
1,940	Tesoro Corp.	207,444
3,270	Valero Energy Corp.	215,558
22,647	Weatherford International PLC(b)	231,905
12,208	Whiting Petroleum Corp.(b)	210,344
4,736	Williams Cos., Inc. (The)	186,788
5,454	World Fuel Services Corp.	242,485
29,278	WPX Energy, Inc.(b)	200,847

		16,113,887

	Financials—10.0%
636	ACE Ltd.	72,211
386	Affiliated Managers Group, Inc.(b)	69,580
1,137	Aflac, Inc.	72,484
748	Alexandria Real Estate Equities, Inc. REIT	67,126
141	Alleghany Corp.(b)	69,974
1,714	Allied World Assurance Co. Holdings AG	62,321
1,114	Allstate Corp. (The)	68,934
3,160	Ally Financial, Inc.(b)	62,947
1,800	American Campus Communities, Inc. REIT	73,026
3,386	American Capital Agency Corp. REIT	60,372
875	American Express Co.	64,102
945	American Financial Group, Inc.	68,220
4,092	American Homes 4 Rent, Class A REIT	67,518
1,143	American International Group, Inc.	72,078
662	American National Insurance Co.	68,371
740	American Tower Corp. REIT	75,650
608	Ameriprise Financial, Inc.	70,139
1,057	AmTrust Financial Services, Inc.	72,109
6,302	Annaly Capital Management, Inc. REIT	62,705
730	Aon PLC	68,116
1,798	Apartment Investment & Management Co., Class A REIT	70,464
3,474	Apple Hospitality REIT, Inc. REIT	68,507
910	Arch Capital Group Ltd.(b)	68,150
1,563	Arthur J. Gallagher & Co.	68,350
1,808	Artisan Partners Asset Management, Inc., Class A	69,156
1,399	Aspen Insurance Holdings Ltd. (Bermuda)	68,005
3,628	Associated Banc-Corp.	70,166
843	Assurant, Inc.	68,730
2,548	Assured Guaranty Ltd.	69,917
386	AvalonBay Communities, Inc. REIT	67,484
1,193	Axis Capital Holdings Ltd.	64,422
4,133	Bank of America Corp.	69,352
1,043	Bank of Hawaii Corp.	68,296
1,657	Bank of New York Mellon Corp. (The)	69,014

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

33

PowerShares Russell 1000 Equal Weight Portfolio (EQAL) (continued)

October 31, 2015

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Financials (continued)
1,812	BankUnited, Inc.	$67,370
1,841	BB&T Corp.	68,393
507	Berkshire Hathaway, Inc., Class B(b)	68,962
3,142	BioMed Realty Trust, Inc. REIT	73,554
219	BlackRock, Inc.	77,081
1,033	BOK Financial Corp.	69,397
572	Boston Properties, Inc. REIT	71,986
5,384	Brandywine Realty Trust REIT	72,684
2,808	Brixmor Property Group, Inc. REIT	71,941
2,101	Brown & Brown, Inc.	67,799
909	Camden Property Trust REIT	67,075
888	Capital One Financial Corp.	70,063
1,952	Care Capital Properties, Inc. REIT	64,318
4,460	CBL & Associates Properties, Inc. REIT	65,027
992	CBOE Holdings, Inc.	66,504
2,015	CBRE Group, Inc., Class A(b)	75,119
2,311	Charles Schwab Corp. (The)	70,532
4,559	Chimera Investment Corp. REIT	64,191
541	Chubb Corp. (The)	69,978
1,229	Cincinnati Financial Corp.	74,023
1,599	CIT Group, Inc.	68,757
1,298	Citigroup, Inc.	69,015
2,781	Citizens Financial Group, Inc.	67,578
710	CME Group, Inc., Class A	67,074
1,883	CNA Financial Corp.	68,842
2,852	Columbia Property Trust, Inc. REIT	70,844
1,574	Comerica, Inc.	68,312
1,446	Commerce Bancshares, Inc.	65,865
3,268	Communications Sales & Leasing, Inc. REIT(b)	65,654
3,100	Corporate Office Properties Trust REIT	71,300
2,138	Corrections Corp. of America REIT	60,933
319	Credit Acceptance Corp.(b)	60,320
833	Crown Castle International Corp. REIT	71,188
1,043	Cullen/Frost Bankers, Inc.	71,383
4,268	DDR Corp. REIT	71,702
1,028	Digital Realty Trust, Inc. REIT	76,031
1,262	Discover Financial Services	70,950
2,242	Douglas Emmett, Inc. REIT	68,493
3,432	Duke Realty Corp. REIT	71,042
2,483	E*TRADE Financial Corp.(b)	70,790
1,696	East West Bancorp, Inc.	68,501
1,921	Eaton Vance Corp.	69,367
3,879	Empire State Realty Trust, Inc., Class A REIT	69,124
1,066	Endurance Specialty Holdings Ltd.	67,297
236	Equinix, Inc. REIT	70,016
2,430	Equity Commonwealth REIT(b)	69,765
1,140	Equity Lifestyle Properties, Inc. REIT	68,947
903	Equity Residential REIT	69,820
805	Erie Indemnity Co., Class A	70,405
302	Essex Property Trust, Inc. REIT	66,573
378	Everest Re Group Ltd.	67,273
861	Extra Space Storage, Inc. REIT	68,226
412	FactSet Research Systems, Inc.	72,149
487	Federal Realty Investment Trust REIT	69,880
2,245	Federated Investors, Inc., Class B	68,989
3,410	Fifth Third Bancorp	64,960

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Financials (continued)
4,622	First Horizon National Corp.	$65,540
6,337	First Niagara Financial Group, Inc.	65,588
1,045	First Republic Bank	68,249
1,796	FNF Group	63,363
3,245	Forest City Enterprises, Inc., Class A(b)	71,715
1,760	Franklin Resources, Inc.	71,738
2,156	Gaming and Leisure Properties, Inc. REIT	62,891
2,585	General Growth Properties, Inc. REIT	74,836
13,268	Genworth Financial, Inc., Class A(b)	62,094
365	Goldman Sachs Group, Inc. (The)	68,438
833	Hanover Insurance Group, Inc. (The)	70,180
1,448	Hartford Financial Services Group, Inc. (The)	66,984
1,710	HCP, Inc. REIT	63,612
2,697	Healthcare Trust of America, Inc., Class A REIT	70,958
2,536	Hospitality Properties Trust REIT	68,066
4,042	Host Hotels & Resorts, Inc. REIT	70,048
551	Howard Hughes Corp. (The)(b)	68,093
6,262	Huntington Bancshares, Inc.	68,694
1,618	Interactive Brokers Group, Inc., Class A	66,565
281	Intercontinental Exchange, Inc.	70,924
2,050	Invesco Ltd.(c)	67,999
2,148	Iron Mountain, Inc. REIT	65,815
442	Jones Lang LaSalle, Inc.	73,686
1,067	JPMorgan Chase & Co.	68,555
4,975	KeyCorp	61,790
996	Kilroy Realty Corp. REIT	65,577
2,724	Kimco Realty Corp. REIT	72,921
1,719	Lamar Advertising Co., Class A REIT	97,003
1,432	Lazard Ltd., Class A	66,330
1,557	Legg Mason, Inc.	69,676
4,952	LendingClub Corp.(b)	70,219
3,242	Leucadia National Corp.	64,872
2,099	Liberty Property Trust REIT	71,408
1,369	Lincoln National Corp.	73,255
1,826	Loews Corp.	66,576
1,598	LPL Financial Holdings, Inc.	68,075
884	M&T Bank Corp.	105,947
853	Macerich Co. (The) REIT	72,283
83	Markel Corp.(b)	72,044
1,248	Marsh & McLennan Cos., Inc.	69,564
737	McGraw Hill Financial, Inc.	68,276
1,279	Mercury General Corp.	69,079
1,392	MetLife, Inc.	70,129
9,341	MFA Financial, Inc. REIT	64,640
813	Mid-America Apartment Communities, Inc. REIT	69,259
655	Moody’s Corp.	62,985
2,039	Morgan Stanley	67,226
805	Morningstar, Inc.	66,099
1,070	MSCI, Inc.	71,690
1,230	Nasdaq, Inc.	71,205
1,811	National Retail Properties, Inc. REIT	68,818
5,281	Navient Corp.	69,656
3,621	New York Community Bancorp, Inc.	59,819
950	Northern Trust Corp.	66,871
4,160	NorthStar Asset Management Group, Inc.	60,861

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

34

PowerShares Russell 1000 Equal Weight Portfolio (EQAL) (continued)

October 31, 2015

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Financials (continued)
4,948	NorthStar Realty Finance Corp. REIT	$59,425
4,157	Old Republic International Corp.	74,992
1,849	OMEGA Healthcare Investors, Inc. REIT	63,827
4,132	Outfront Media, Inc. REIT	97,557
1,520	PacWest Bancorp	68,461
3,919	Paramount Group, Inc. REIT	69,641
477	PartnerRe Ltd. (Bermuda)	66,303
4,190	People’s United Financial, Inc.	66,831
3,718	Piedmont Office Realty Trust, Inc., Class A REIT	72,055
1,654	Plum Creek Timber Co., Inc. REIT	67,384
736	PNC Financial Services Group, Inc. (The)	66,431
2,173	Popular, Inc.	64,256
1,114	Post Properties, Inc. REIT	66,550
1,368	Principal Financial Group, Inc.	68,619
1,324	ProAssurance Corp.	70,119
2,141	Progressive Corp. (The)	70,931
1,699	Prologis, Inc. REIT	72,598
850	Prudential Financial, Inc.	70,125
314	Public Storage REIT	72,050
1,322	Raymond James Financial, Inc.	72,855
2,946	Rayonier, Inc. REIT	66,727
1,685	Realogy Holdings Corp.(b)	65,884
1,397	Realty Income Corp. REIT	69,096
1,072	Regency Centers Corp. REIT	72,853
7,235	Regions Financial Corp.	67,647
722	Reinsurance Group of America, Inc.	65,153
616	RenaissanceRe Holdings Ltd. (Bermuda)	67,532
4,693	Retail Properties of America, Inc., Class A REIT	70,254
3,080	Santander Consumer USA Holdings, Inc.(b)	55,471
1,365	SEI Investments Co.	70,734
4,040	Senior Housing Properties Trust REIT	61,368
473	Signature Bank(b)	70,439
359	Simon Property Group, Inc. REIT	72,324
598	SL Green Realty Corp. REIT	70,935
8,541	SLM Corp.(b)	60,299
7,125	Spirit Realty Capital, Inc. REIT	72,533
1,433	Springleaf Holdings, Inc.(b)	67,222
575	StanCorp Financial Group, Inc.	65,964
3,068	Starwood Property Trust, Inc. REIT	61,636
955	State Street Corp.	65,895
1,704	SunTrust Banks, Inc.	70,750
554	SVB Financial Group(b)	67,627
2,118	Synchrony Financial(b)	65,150
2,210	Synovus Financial Corp.	69,902
949	T. Rowe Price Group, Inc.	71,763
1,988	Tanger Factory Outlet Centers, Inc. REIT	69,481
951	Taubman Centers, Inc. REIT	73,208
4,308	TCF Financial Corp.	66,300
2,023	TD Ameritrade Holding Corp.	69,733
3,790	TFS Financial Corp.	66,552
1,146	Torchmark Corp.	66,479
659	Travelers Cos., Inc. (The)	74,395
6,920	Two Harbors Investment Corp. REIT	58,543
1,576	U.S. Bancorp	66,476
1,944	UDR, Inc. REIT	66,990

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Financials (continued)
2,051	Unum Group	$71,067
1,452	Validus Holdings Ltd.	64,324
1,156	Ventas, Inc. REIT	62,100
8,271	VEREIT, Inc. REIT	68,318
721	Vornado Realty Trust REIT	72,497
1,649	Voya Financial, Inc.	66,900
1,207	W.R. Berkley Corp.	67,387
1,893	Waddell & Reed Financial, Inc., Class A	69,927
2,007	Weingarten Realty Investors REIT	71,770
1,278	Wells Fargo & Co.	69,191
971	Welltower, Inc. REIT	62,989
2,414	Weyerhaeuser Co. REIT	70,803
87	White Mountains Insurance Group Ltd.	68,730
1,116	WP Carey, Inc. REIT	70,721
5,445	WP GLIMCHER, Inc. REIT	63,271
1,787	XL Group PLC	68,049
2,330	Zions Bancorporation	67,034

		14,929,545

	Health Care—11.2%
3,782	Abbott Laboratories	169,434
2,771	AbbVie, Inc.	165,013
2,196	Acadia Healthcare Co., Inc.(b)	134,856
1,381	Aetna, Inc.	158,511
4,485	Agilent Technologies, Inc.	169,354
1,912	Agios Pharmaceuticals, Inc.(b)	139,308
4,815	Akorn, Inc.(b)	128,753
3,153	Alere, Inc.(b)	145,416
1,040	Alexion Pharmaceuticals, Inc.(b)	183,040
2,729	Align Technology, Inc.(b)	178,640
2,507	Alkermes PLC(b)	180,303
557	Allergan PLC(b)	171,818
11,880	Allscripts Healthcare Solutions, Inc.(b)	167,033
1,846	Alnylam Pharmaceuticals, Inc.(b)	158,664
1,547	AmerisourceBergen Corp.	149,301
1,116	Amgen, Inc.	176,529
1,089	Anthem, Inc.	151,534
1,145	athenahealth, Inc.(b)	174,555
4,690	Baxalta, Inc.	161,617
4,485	Baxter International, Inc.	167,694
1,136	Becton, Dickinson and Co.	161,903
554	Biogen, Inc.(b)	160,943
1,439	BioMarin Pharmaceutical, Inc.(b)	168,421
1,146	Bio-Rad Laboratories, Inc., Class A(b)	159,844
1,701	Bio-Techne Corp.	150,028
1,541	Bluebird Bio, Inc.(b)	118,857
9,474	Boston Scientific Corp.(b)	173,185
2,566	Bristol-Myers Squibb Co.	169,228
6,333	Brookdale Senior Living, Inc.(b)	132,423
9,060	Bruker Corp.(b)	166,432
805	C.R. Bard, Inc.	150,012
1,943	Cardinal Health, Inc.	159,715
1,425	Celgene Corp.(b)	174,862
2,635	Centene Corp.(b)	156,730
2,545	Cerner Corp.(b)	168,708
2,387	Charles River Laboratories International, Inc.(b)	155,728

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

35

PowerShares Russell 1000 Equal Weight Portfolio (EQAL) (continued)

October 31, 2015

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Health Care (continued)
1,125	Cigna Corp.	$150,795
3,475	Community Health Systems, Inc.(b)	97,439
1,033	Cooper Cos., Inc. (The)	157,388
2,137	DaVita HealthCare Partners, Inc.(b)	165,639
2,978	DENTSPLY International, Inc.	181,211
1,678	DexCom, Inc.(b)	139,811
1,126	Edwards Lifesciences Corp.(b)	176,951
1,839	Eli Lilly & Co.	150,007
2,247	Endo International PLC(b)	134,798
3,947	Envision Healthcare Holdings, Inc.(b)	111,305
1,917	Express Scripts Holding Co.(b)	165,590
1,560	Gilead Sciences, Inc.	168,683
1,945	HCA Holdings, Inc.(b)	133,797
2,454	Health Net, Inc.(b)	157,694
1,183	Henry Schein, Inc.(b)	179,473
2,809	Hill-Rom Holdings, Inc.	148,006
3,862	Hologic, Inc.(b)	150,077
853	Humana, Inc.	152,371
2,073	IDEXX Laboratories, Inc.(b)	142,249
881	Illumina, Inc.(b)	126,230
4,475	IMS Health Holdings, Inc.(b)	121,810
1,449	Incyte Corp.(b)	170,301
6,525	Inovalon Holdings, Inc., Class A(b)	150,401
912	Intercept Pharmaceuticals, Inc.(b)	143,366
3,929	Intrexon Corp.(b)	132,014
328	Intuitive Surgical, Inc.(b)	162,885
3,513	Isis Pharmaceuticals, Inc.(b)	169,151
1,148	Jazz Pharmaceuticals PLC(b)	157,597
1,698	Johnson & Johnson	171,549
3,874	Juno Therapeutics, Inc.(b)	200,518
1,369	Laboratory Corp. of America Holdings(b)	168,031
2,121	LifePoint Health, Inc.(b)	146,095
2,288	Mallinckrodt PLC(b)	150,253
809	McKesson Corp.	144,649
3,713	Medivation, Inc.(b)	156,169
1,895	MEDNAX, Inc.(b)	133,541
2,323	Medtronic PLC	171,716
3,114	Merck & Co., Inc.	170,211
414	Mettler-Toledo International, Inc.(b)	128,750
3,544	Mylan NV(b)	156,255
17,015	OPKO Health, Inc.(b)	160,792
3,487	Patterson Cos., Inc.	165,284
3,377	PerkinElmer, Inc.	174,388
960	Perrigo Co. PLC	151,430
4,845	Pfizer, Inc.	163,858
4,465	Premier, Inc., Class A(b)	150,962
1,886	Puma Biotechnology, Inc.(b)	155,444
5,990	QIAGEN NV(b)	144,778
2,398	Quest Diagnostics, Inc.	162,944
2,108	Quintiles Transnational Holdings, Inc.(b)	134,174
317	Regeneron Pharmaceuticals, Inc.(b)	176,693
3,059	ResMed, Inc.	176,229
3,929	Seattle Genetics, Inc.(b)	163,014
1,578	Sirona Dental Systems, Inc.(b)	172,207
2,381	St. Jude Medical, Inc.	151,932
1,595	Stryker Corp.	152,514

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Health Care (continued)
1,204	Teleflex, Inc.	$160,132
3,814	Tenet Healthcare Corp.(b)	119,645
1,261	Thermo Fisher Scientific, Inc.	164,914
1,126	United Therapeutics Corp.(b)	165,105
1,328	UnitedHealth Group, Inc.	156,412
1,188	Universal Health Services, Inc., Class B	145,043
2,052	Varian Medical Systems, Inc.(b)	161,144
2,847	VCA, Inc.(b)	155,930
6,393	Veeva Systems, Inc., Class A(b)	162,190
1,497	Vertex Pharmaceuticals, Inc.(b)	186,736
6,019	VWR Corp.(b)	165,583
990	Waters Corp.(b)	126,522
1,638	Zimmer Biomet Holdings, Inc.	171,286
3,635	Zoetis, Inc.	156,341

		16,606,794

	Industrials—12.6%
830	3M Co.	130,484
1,706	A.O. Smith Corp.	131,055
1,244	Acuity Brands, Inc.	271,938
3,775	ADT Corp. (The)	124,726
4,387	AECOM(b)	129,285
2,525	AGCO Corp.	122,185
3,519	Air Lease Corp.	118,625
1,435	Alaska Air Group, Inc.	109,419
1,943	Allegion PLC	126,625
4,425	Allison Transmission Holdings, Inc.	126,997
224	AMERCO	91,013
2,879	American Airlines Group, Inc.	133,067
2,229	AMETEK, Inc.	122,194
4,319	Armstrong World Industries, Inc.(b)	214,309
2,024	Avis Budget Group, Inc.(b)	101,079
2,588	B/E Aerospace, Inc.	121,507
6,719	Babcock & Wilcox Enterprises, Inc.(b)	114,089
886	Boeing Co. (The)	131,190
4,548	BWX Technologies, Inc.	128,708
1,691	C.H. Robinson Worldwide, Inc.	117,322
1,217	Carlisle Cos., Inc.	105,879
1,782	Caterpillar, Inc.	130,068
2,839	Chicago Bridge & Iron Co. NV	127,386
1,310	Cintas Corp.	121,948
2,560	Clean Harbors, Inc.(b)	119,014
3,810	Colfax Corp.(b)	102,718
2,862	Copa Holdings SA, Class A (Panama)	144,588
3,388	Copart, Inc.(b)	122,679
6,340	Covanta Holding Corp.	106,258
2,474	Crane Co.	130,231
4,370	CSX Corp.	117,946
1,065	Cummins, Inc.	110,238
1,360	Danaher Corp.	126,902
1,527	Deere & Co.	119,106
2,516	Delta Air Lines, Inc.	127,913
4,089	Donaldson Co., Inc.	123,488
1,997	Dover Corp.	128,667
622	Dun & Bradstreet Corp. (The)	70,827
2,234	Eaton Corp. PLC	124,903

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

36

PowerShares Russell 1000 Equal Weight Portfolio (EQAL) (continued)

October 31, 2015

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Industrials (continued)
2,646	Emerson Electric Co.	$124,971
690	Equifax, Inc.	73,533
2,477	Expeditors International of Washington, Inc.	123,330
5,963	Fastenal Co.	233,511
809	FedEx Corp.	126,244
2,843	Flowserve Corp.	131,801
2,749	Fluor Corp.	131,430
1,848	Fortune Brands Home & Security, Inc.	96,706
2,517	GATX Corp.	117,544
839	General Dynamics Corp.	124,659
4,652	General Electric Co.	134,536
1,918	Genesee & Wyoming, Inc., Class A(b)	128,698
1,745	Graco, Inc.	128,083
3,784	HD Supply Holdings, Inc.(b)	112,725
5,125	Hertz Global Holdings, Inc.(b)	99,937
4,859	Hexcel Corp.	225,069
1,240	Honeywell International, Inc.	128,067
1,364	Hubbell, Inc., Class B	132,103
1,096	Huntington Ingalls Industries, Inc.	131,454
1,665	IDEX Corp.	127,805
1,042	IHS, Inc., Class A(b)	124,561
1,425	Illinois Tool Works, Inc.	131,014
4,169	Ingersoll-Rand PLC	247,055
3,439	ITT Corp.	136,116
1,571	J.B. Hunt Transport Services, Inc.	119,977
3,104	Jacobs Engineering Group, Inc.(b)	124,595
4,346	JetBlue Airways Corp.(b)	107,955
7,591	Joy Global, Inc.	130,413
1,275	Kansas City Southern	105,519
2,515	KAR Auction Services, Inc.	96,576
7,112	KBR, Inc.	131,145
4,673	Kennametal, Inc.	131,405
1,886	Kirby Corp.(b)	123,137
1,112	L-3 Communications Holdings, Inc.	140,557
1,721	Landstar System, Inc.	108,492
1,854	Lennox International, Inc.	246,230
2,170	Lincoln Electric Holdings, Inc.	129,788
572	Lockheed Martin Corp.	125,743
1,513	Macquarie Infrastructure Corp.	120,359
7,644	Manitowoc Co., Inc. (The)	116,953
1,397	ManpowerGroup, Inc.	128,217
8,399	Masco Corp.	243,571
1,072	Middleby Corp. (The)(b)	125,360
1,865	MSC Industrial Direct Co., Inc., Class A	117,066
1,949	Nielsen Holdings PLC	92,597
1,861	Nordson Corp.	132,578
1,531	Norfolk Southern Corp.	122,526
710	Northrop Grumman Corp.	133,302
12,517	NOW, Inc.(b)	206,656
1,888	Old Dominion Freight Line, Inc.(b)	116,943
1,581	Orbital ATK, Inc.	135,365
3,208	Oshkosh Corp.	131,817
4,919	Owens Corning	223,962
2,180	PACCAR, Inc.	114,777
1,198	Parker-Hannifin Corp.	125,431
2,231	Pentair PLC (United Kingdom)	124,758

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Industrials (continued)
5,762	Pitney Bowes, Inc.	$118,985
957	Precision Castparts Corp.	220,885
4,754	Quanta Services, Inc.(b)	95,603
7,889	R.R. Donnelley & Sons Co.	133,087
1,093	Raytheon Co.	128,318
1,996	Regal Beloit Corp.	127,325
2,786	Republic Services, Inc.	121,860
2,289	Robert Half International, Inc.	120,539
1,161	Rockwell Automation, Inc.	126,735
1,438	Rockwell Collins, Inc.	124,703
4,207	Rollins, Inc.	112,832
752	Roper Technologies, Inc.	140,135
1,541	Ryder System, Inc.	110,613
755	Snap-on, Inc.	125,247
4,768	SolarCity Corp.(b)	141,371
3,043	Southwest Airlines Co.	140,860
2,327	Spirit AeroSystems Holdings, Inc., Class A(b)	122,726
2,384	Spirit Airlines, Inc.(b)	88,494
2,345	SPX Corp.	28,726
3,132	SPX FLOW, Inc.(b)	106,175
1,177	Stanley Black & Decker, Inc.	124,738
827	Stericycle, Inc.(b)	100,373
6,756	Terex Corp.	135,525
3,028	Textron, Inc.	127,691
8,080	Timken Co. (The)	255,328
1,629	Toro Co. (The)	122,615
966	Towers Watson & Co., Class A	119,359
519	TransDigm Group, Inc.(b)	114,102
2,570	TransUnion(b)	66,075
4,813	Trinity Industries, Inc.	130,288
2,688	Triumph Group, Inc.	125,207
3,361	Tyco International PLC	122,475
1,338	Union Pacific Corp.	119,550
2,092	United Continental Holdings, Inc.(b)	126,169
1,191	United Parcel Service, Inc., Class B	122,697
1,846	United Rentals, Inc.(b)	138,192
1,327	United Technologies Corp.	130,590
7,871	USG Corp.(b)	185,519
2,249	Valmont Industries, Inc.	243,882
1,570	Verisk Analytics, Inc.(b)	112,428
544	W.W. Grainger, Inc.	114,240
886	WABCO Holdings, Inc.(b)	99,436
1,301	Wabtec Corp.	107,814
2,384	Waste Connections, Inc.	129,880
2,301	Waste Management, Inc.	123,702
1,774	Watsco, Inc.	218,255
2,344	WESCO International, Inc.(b)	114,692
3,571	Xylem, Inc.	130,020

		18,727,359

	Information Technology—13.4%
11,264	3D Systems Corp.(b)	113,316
1,195	Accenture PLC, Class A	128,104
4,277	Activision Blizzard, Inc.	148,669
1,668	Adobe Systems, Inc.(b)	147,885
1,943	Akamai Technologies, Inc.(b)	118,173

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

37

PowerShares Russell 1000 Equal Weight Portfolio (EQAL) (continued)

October 31, 2015

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Information Technology (continued)
254	Alliance Data Systems Corp.(b)	$75,517
227	Alphabet, Inc., Class C(b)	161,354
2,728	Altera Corp.	143,356
2,390	Amdocs Ltd.	142,372
2,709	Amphenol Corp., Class A	146,882
2,516	Analog Devices, Inc.	151,262
1,529	ANSYS, Inc.(b)	145,729
1,194	Apple, Inc.	142,683
9,388	Applied Materials, Inc.	157,437
2,157	Arista Networks, Inc.(b)	139,148
5,183	ARRIS Group, Inc.(b)	146,472
2,579	Arrow Electronics, Inc.(b)	141,819
17,091	Atmel Corp.	129,892
2,918	Autodesk, Inc.(b)	161,044
1,443	Automatic Data Processing, Inc.	125,527
1,081	Avago Technologies Ltd. (Singapore)	133,104
3,315	Avnet, Inc.	150,600
4,250	Black Knight Financial Services, Inc., Class A(b)	153,128
4,266	Booz Allen Hamilton Holding Corp.	125,676
2,628	Broadcom Corp., Class A	135,079
1,183	Broadridge Financial Solutions, Inc.	70,483
13,067	Brocade Communications Systems, Inc.	136,158
5,010	CA, Inc.	138,827
6,542	Cadence Design Systems, Inc.(b)	145,363
2,739	CDK Global, Inc.	136,375
3,360	CDW Corp.	150,158
5,268	Cisco Systems, Inc.	151,982
1,904	Citrix Systems, Inc.(b)	156,318
4,037	Cognex Corp.	151,791
2,238	Cognizant Technology Solutions Corp., Class A(b)	152,430
4,536	CommScope Holding, Inc.(b)	147,102
2,237	Computer Sciences Corp.	148,962
1,744	CoreLogic, Inc.(b)	67,981
8,271	Corning, Inc.	153,841
680	CoStar Group, Inc.(b)	138,088
5,723	Cree, Inc.(b)	144,162
15,648	Cypress Semiconductor Corp.(b)	164,930
4,364	Dolby Laboratories, Inc., Class A	151,300
1,292	DST Systems, Inc.	157,818
3,602	eBay, Inc.(b)	100,496
3,184	EchoStar Corp., Class A(b)	142,739
1,973	Electronic Arts, Inc.(b)	142,194
5,765	EMC Corp.	151,158
1,193	F5 Networks, Inc.(b)	131,469
1,480	Facebook, Inc., Class A(b)	150,916
962	Fidelity National Information Services, Inc.	70,149
4,202	FireEye, Inc.(b)	109,882
4,553	First Solar, Inc.(b)	259,840
749	Fiserv, Inc.(b)	72,286
2,423	Fitbit, Inc., Class A(b)	98,228
449	FleetCor Technologies, Inc.(b)	65,042
4,204	FLIR Systems, Inc.	112,121
3,038	Fortinet, Inc.(b)	104,386
3,760	Freescale Semiconductor Ltd.(b)	125,922
1,588	Gartner, Inc.(b)	143,984

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Information Technology (continued)
5,035	Genpact Ltd.(b)	$124,767
568	Global Payments, Inc.	77,481
5,328	GoDaddy, Inc., Class A(b)	146,413
1,896	Harris Corp.	150,030
3,388	HomeAway, Inc.(b)	106,925
5,480	HP, Inc.	147,741
2,048	IAC/InterActiveCorp.	137,236
5,120	Ingram Micro, Inc., Class A	152,474
4,758	Intel Corp.	161,106
955	International Business Machines Corp.	133,776
1,559	Intuit, Inc.	151,893
1,812	IPG Photonics Corp.(b)	149,707
6,266	Jabil Circuit, Inc.	143,993
938	Jack Henry & Associates, Inc.	72,545
5,424	Juniper Networks, Inc.	170,259
3,736	Keysight Technologies, Inc.(b)	123,587
10,229	King Digital Entertainment PLC (Ireland)	153,026
2,820	KLA-Tencor Corp.	189,278
2,172	Lam Research Corp.	166,353
3,247	Leidos Holdings, Inc.	170,695
4,062	Lexmark International, Inc., Class A	131,974
3,512	Linear Technology Corp.	156,003
715	LinkedIn Corp., Class A(b)	172,222
8,073	Lumentum Holdings, Inc.(b)	115,767
14,693	Marvell Technology Group Ltd. (Bermuda)	120,630
719	MasterCard, Inc., Class A	71,174
4,215	Maxim Integrated Products, Inc.	172,731
3,313	Microchip Technology, Inc.	159,985
9,195	Micron Technology, Inc.(b)	152,269
3,118	Microsoft Corp.	164,132
1,982	Motorola Solutions, Inc.	138,681
4,271	National Instruments Corp.	130,137
5,892	NCR Corp.(b)	156,727
4,635	NetApp, Inc.	157,590
1,579	NetSuite, Inc.(b)	134,326
8,237	Nuance Communications, Inc.(b)	139,782
5,804	NVIDIA Corp.	164,659
14,693	ON Semiconductor Corp.(b)	161,623
3,803	Oracle Corp.	147,709
759	Palo Alto Networks, Inc.(b)	122,199
4,367	Pandora Media, Inc.(b)	50,264
2,484	Paychex, Inc.	128,125
1,945	PayPal Holdings, Inc.(b)	70,039
4,215	PTC, Inc.(b)	149,380
2,873	Qorvo, Inc.(b)	126,211
2,576	QUALCOMM, Inc.	153,066
5,014	Rackspace Hosting, Inc.(b)	129,612
1,881	Red Hat, Inc.(b)	148,806
4,909	Sabre Corp.	143,932
1,915	salesforce.com, inc.(b)	148,815
2,695	SanDisk Corp.	207,515
1,883	ServiceNow, Inc.(b)	153,747
1,561	Skyworks Solutions, Inc.	120,572
3,430	SolarWinds, Inc.(b)	199,043
2,480	Solera Holdings, Inc.	135,557
2,394	Splunk, Inc.(b)	134,447

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

38

PowerShares Russell 1000 Equal Weight Portfolio (EQAL) (continued)

October 31, 2015

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Information Technology (continued)
1,941	SS&C Technologies Holdings, Inc.	$143,925
16,127	SunEdison, Inc.(b)	117,727
9,406	SunPower Corp.(b)	252,457
6,876	Symantec Corp.	141,646
2,929	Synopsys, Inc.(b)	146,391
1,650	Tableau Software, Inc., Class A(b)	138,534
4,753	Teradata Corp.(b)	133,607
7,914	Teradyne, Inc.	154,481
2,905	Texas Instruments, Inc.	164,772
1,410	Total System Services, Inc.	73,955
7,162	Trimble Navigation Ltd.(b)	162,936
5,422	Twitter, Inc.(b)	154,310
747	Ultimate Software Group, Inc. (The)(b)	152,649
1,429	Vantiv, Inc., Class A(b)	71,664
5,231	VeriFone Systems, Inc.(b)	157,662
1,979	VeriSign, Inc.(b)	159,507
24,830	Viavi Solutions, Inc.(b)	147,739
928	Visa, Inc., Class A	71,994
1,733	VMware, Inc., Class A(b)	104,240
1,945	Western Digital Corp.	129,965
3,605	Western Union Co. (The)	69,396
731	WEX, Inc.(b)	65,724
1,894	Workday, Inc., Class A(b)	149,569
11,500	Xerox Corp.	107,985
3,268	Xilinx, Inc.	155,622
4,704	Yahoo!, Inc.(b)	167,556
6,181	Yelp, Inc., Class A(b)	137,527
1,485	Zebra Technologies Corp., Class A(b)	114,197
2,311	Zillow Group, Inc., Class A(b)	71,202
2,355	Zillow Group, Inc., Class C(b)	65,210
58,578	Zynga, Inc., Class A(b)	138,830

		20,030,824

	Materials—9.4%
1,716	Air Products & Chemicals, Inc.	238,490
2,420	Airgas, Inc.	232,707
4,875	Albemarle Corp.	260,910
24,137	Alcoa, Inc.	215,543
14,423	Allegheny Technologies, Inc.	212,018
3,342	AptarGroup, Inc.	245,837
2,059	Ashland, Inc.	225,913
2,042	Avery Dennison Corp.	132,669
8,377	Axalta Coating Systems Ltd.(b)	231,456
3,482	Ball Corp.	238,517
5,480	Bemis Co., Inc.	250,874
6,807	Cabot Corp.	244,644
3,647	Celanese Corp., Series A	259,119
4,740	CF Industries Holdings, Inc.	240,650
31,011	Chemours Co. (The)	214,906
2,788	Compass Minerals International, Inc.	226,497
4,742	Crown Holdings, Inc.(b)	251,516
2,971	Cytec Industries, Inc.	221,102
5,963	Domtar Corp.	245,914
5,175	Dow Chemical Co. (The)	267,392
4,539	E.I. du Pont de Nemours & Co.	287,773
3,000	Eagle Materials, Inc.	198,090

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Materials (continued)
3,287	Eastman Chemical Co.	$237,223
1,983	Ecolab, Inc.	238,654
6,354	FMC Corp.	258,671
22,341	Freeport-McMoRan, Inc.	262,954
16,325	Graphic Packaging Holding Co.	231,162
15,739	Huntsman Corp.	207,283
2,070	International Flavors & Fragrances, Inc.	240,244
5,659	International Paper Co.	241,583
2,592	LyondellBasell Industries NV, Class A	240,823
1,375	Martin Marietta Materials, Inc.	213,331
2,592	Monsanto Co.	241,626
6,811	Mosaic Co. (The)	230,144
594	NewMarket Corp.	233,881
13,207	Newmont Mining Corp.	257,008
5,703	Nucor Corp.	241,237
10,366	Owens-Illinois, Inc.(b)	223,387
3,573	Packaging Corp. of America	244,572
15,604	Platform Specialty Products Corp.(b)	162,906
2,480	PPG Industries, Inc.	258,565
2,186	Praxair, Inc.	242,843
4,005	Reliance Steel & Aluminum Co.	240,140
4,587	Royal Gold, Inc.	219,442
5,100	RPM International, Inc.	233,121
3,666	Scotts Miracle-Gro Co. (The), Class A	242,542
4,669	Sealed Air Corp.	229,341
970	Sherwin-Williams Co. (The)	258,825
1,569	Sigma-Aldrich Corp.	219,221
4,281	Silgan Holdings, Inc.	217,774
5,781	Sonoco Products Co.	246,791
8,210	Southern Copper Corp. (Peru)	227,910
12,692	Steel Dynamics, Inc.	234,421
26,411	Tahoe Resources, Inc.	220,532
20,292	United States Steel Corp.	237,011
3,028	Valspar Corp. (The)	245,117
2,384	Vulcan Materials Co.	230,247
2,299	W.R. Grace & Co.(b)	230,590
4,133	Westlake Chemical Corp.	249,096
4,250	WestRock Co.	228,480

		14,061,235

	Telecommunication Services—2.2%
9,064	AT&T, Inc.	303,735
11,552	CenturyLink, Inc.	325,882
58,410	Frontier Communications Corp.	300,227
6,756	Level 3 Communications, Inc.(b)	344,218
1,304	SBA Communications Corp., Class A(b)	155,202
67,928	Sprint Corp.(b)	321,300
11,445	Telephone & Data Systems, Inc.	327,785
6,832	T-Mobile US, Inc.(b)	258,865
8,354	United States Cellular Corp.(b)	340,342
6,632	Verizon Communications, Inc.	310,908
11,231	Zayo Group Holdings, Inc.(b)	297,958

		3,286,422

	Utilities—9.1%
29,359	AES Corp. (The)	321,481
4,806	AGL Resources, Inc.	300,375

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

39

PowerShares Russell 1000 Equal Weight Portfolio (EQAL) (continued)

October 31, 2015

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Utilities (continued)
5,036	Alliant Energy Corp.	$297,225
7,102	Ameren Corp.	310,215
5,248	American Electric Power Co., Inc.	297,299
5,352	American Water Works Co., Inc.	306,991
11,118	Aqua America, Inc.	317,975
5,068	Atmos Energy Corp.	319,284
20,394	Calpine Corp.(b)	316,311
16,361	CenterPoint Energy, Inc.	303,497
8,495	CMS Energy Corp.	306,415
4,426	Consolidated Edison, Inc.	291,009
4,192	Dominion Resources, Inc.	299,435
3,708	DTE Energy Co.	302,536
4,158	Duke Energy Corp.	297,172
4,685	Edison International	283,536
4,540	Entergy Corp.	309,446
6,010	Eversource Energy	306,149
9,916	Exelon Corp.	276,855
9,425	FirstEnergy Corp.	294,060
11,151	Great Plains Energy, Inc.	306,652
10,382	Hawaiian Electric Industries, Inc.	303,777
8,711	ITC Holdings Corp.	285,024
17,681	MDU Resources Group, Inc.	333,464
5,893	National Fuel Gas Co.	309,559
2,981	NextEra Energy, Inc.	306,029
16,294	NiSource, Inc.	312,193
19,369	NRG Energy, Inc.	249,666
10,805	OGE Energy Corp.	308,051
12,362	Pepco Holdings, Inc.	329,200
5,527	PG&E Corp.	295,142
4,625	Pinnacle West Capital Corp.	293,734
9,170	PPL Corp.	315,448
7,184	Public Service Enterprise Group, Inc.	296,627
15,337	Questar Corp.	316,709
5,418	SCANA Corp.	320,854
3,125	Sempra Energy	320,031
6,636	Southern Co. (The)	299,284
11,042	TECO Energy, Inc.	298,134
12,043	TerraForm Power, Inc., Class A(b)	219,785
8,557	UGI Corp.	313,785
7,157	Vectren Corp.	325,429
5,767	WEC Energy Group, Inc.	297,347
7,715	Westar Energy, Inc.	306,286
8,415	Xcel Energy, Inc.	299,826

		13,619,302

	Total Investments (Cost $158,624,539)—100.0%	149,016,677
	Other assets less liabilities—0.0%	67,095

	Net Assets—100.0%	$149,083,772

Investment Abbreviations:

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	Affiliated company. The Fund’s Adviser is a wholly-owned subsidiary of Invesco Ltd. and therefore, Invesco Ltd. is considered to be affiliated. See Note 4.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

40

(This Page Intentionally Left Blank)

Statements of Assets and Liabilities

October 31, 2015

	PowerShares Contrarian Opportunities Portfolio (CNTR)	PowerShares KBW Bank Portfolio (KBWB)	PowerShares KBW Capital Markets Portfolio (KBWC)	PowerShares KBW High Dividend Yield Financial Portfolio (KBWD)
Assets:
Unaffiliated investments, at value	$2,529,881	$559,281,758	$7,751,508	$269,749,824
Affiliated investments, at value	438	—	291,817	8,002,321

Total investments, at value	2,530,319	559,281,758	8,043,325	277,752,145
Receivables:
Dividends	—	748,343	4,877	371,625
Investments sold	—	—	2,181	210,226
Shares sold	—	—	—	—

Total Assets	2,530,319	560,030,101	8,050,383	278,333,996

Liabilities:
Due to custodian	—	257,318	—	558,165
Payables:
Investments purchased	—	—	—	—
Accrued unitary management fees	740	141,173	2,303	83,425

Total Liabilities	740	398,491	2,303	641,590

Net Assets	$2,529,579	$559,631,610	$8,048,080	$277,692,406

Net Assets Consist of:
Shares of beneficial interest	$2,807,011	$580,139,599	$8,100,710	$331,042,255
Undistributed net investment income	2,450	1,363,059	16,923	–
Undistributed net realized gain (loss)	(193,900)	(1,170,787)	(26,599)	(35,257,340)
Net unrealized appreciation (depreciation)	(85,982)	(20,700,261)	(42,954)	(18,092,509)

Net Assets	$2,529,579	$559,631,610	$8,048,080	$277,692,406

Shares outstanding (unlimited amount authorized, $0.01 par value)	100,001	14,950,000	150,001	12,400,000
Net asset value	$25.30	$37.43	$53.65	$22.39

Market price	$25.31	$37.49	$53.78	$22.39

Unaffiliated investments, at cost	$2,615,863	$579,982,019	$7,749,885	$284,892,118

Affiliated investments, at cost	$438	$—	$336,394	$10,952,536

Total investments, at cost	$2,616,301	$579,982,019	$8,086,279	$295,844,654

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

42

PowerShares KBW Insurance Portfolio (KBWI)	PowerShares KBW Premium Yield Equity REIT Portfolio (KBWY)	PowerShares KBW Property & Casualty Insurance Portfolio (KBWP)	PowerShares KBW Regional Banking Portfolio (KBWR)	PowerShares Russell 1000 Equal Weight Portfolio (EQAL)

$14,257,049	$110,279,334	$86,899,835	$52,972,871	$148,948,678
—	—	—	12,450	67,999

14,257,049	110,279,334	86,899,835	52,985,321	149,016,677

17,000	555,440	—	24,310	108,119
—	—	—	146,167	136,494
—	—	—	1,350	—

14,274,049	110,834,774	86,899,835	53,157,148	149,261,290

4,829	355,261	56,688	—	42,606

—	167,803	—	146,243	109,929
4,295	32,461	15,126	15,188	24,983

9,124	555,525	71,814	161,431	177,518

$14,264,925	$110,279,249	$86,828,021	$52,995,717	$149,083,772

$13,966,439	$119,355,130	$83,972,080	$52,569,339	$160,069,118
32,044	—	67,677	139,515	306,782
(280,696)	(2,834,868)	(263,577)	(350,494)	(1,684,266)
547,138	(6,241,013)	3,051,841	637,357	(9,607,862)

$14,264,925	$110,279,249	$86,828,021	$52,995,717	$149,083,772

200,001	3,500,000	1,800,000	1,250,000	6,100,001
$71.32	$31.51	$48.24	$42.40	$24.44

$71.44	$31.52	$48.36	$42.42	$24.48

$13,709,911	$116,520,347	$83,847,994	$52,335,514	$158,544,736

$—	$—	$—	$12,450	$79,803

$13,709,911	$116,520,347	$83,847,994	$52,347,964	$158,624,539

43

Statements of Operations

For the year ended October 31, 2015

	PowerShares Contrarian Opportunities Portfolio (CNTR)	PowerShares KBW Bank Portfolio (KBWB)	PowerShares KBW Capital Markets Portfolio (KBWC)	PowerShares KBW High Dividend Yield Financial Portfolio (KBWD)
Investment Income:
Unaffiliated dividend income	$46,451	$7,054,692	$112,848	$20,967,702
Affiliated dividend income	—	53	6,562	1,408,197
Foreign withholding tax	(22)	—	—	—

Total Income	46,429	7,054,745	119,410	22,375,899

Expenses:
Unitary management fees	12,957	1,178,930	22,830	1,044,375

Less: Waivers	(2)	(160)	(5)	(786)

Net Expenses	12,955	1,178,770	22,825	1,043,589

Net Investment Income	33,474	5,875,975	96,585	21,332,310

Realized and Unrealized Gain (Loss):
Net realized gain (loss) from:
Investment securities	(195,179)	(1,304,105)	(24,917)	(25,569,943)
In-kind redemptions	406,449	17,785,878	553,449	7,871,613

Net realized gain (loss)	211,270	16,481,773	528,532	(17,698,330)

Net change in unrealized appreciation (depreciation) on investment securities	(329,165)	(28,464,427)	(619,991)	(24,246,761)

Net realized and unrealized gain (loss)	(117,895)	(11,982,654)	(91,459)	(41,945,091)

Net increase (decrease) in net assets resulting from operations	$(84,421)	$(6,106,679)	$5,126	$(20,612,781)

(a)	For the period December 22, 2014 (commencement of investment operations) through October 31, 2015.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

44

PowerShares KBW Insurance Portfolio (KBWI)	PowerShares KBW Premium Yield Equity REIT Portfolio (KBWY)	PowerShares KBW Property & Casualty Insurance Portfolio (KBWP)	PowerShares KBW Regional Banking Portfolio (KBWR)	PowerShares Russell 1000 Equal Weight Portfolio (EQAL)(a)

$182,831	$4,629,554	$378,667	$898,720	$1,844,738
—	86	9	8	1,262
—	—	—	—	(5,277)

182,831	4,629,640	378,676	898,728	1,840,723

32,160	412,729	64,838	135,730	217,649

(4)	(266)	(42)	(25)	(34)

32,156	412,463	64,796	135,705	217,615

150,675	4,217,177	313,880	763,023	1,623,108

(272,823)	(1,677,465)	(288,186)	(172,797)	(1,935,166)
728,555	4,124,065	2,392,603	1,711,639	4,851,224

455,732	2,446,600	2,104,417	1,538,842	2,916,058

(105,350)	(10,376,305)	1,568,196	(37,364)	(9,607,862)

350,382	(7,929,705)	3,672,613	1,501,478	(6,691,804)

$501,057	$(3,712,528)	$3,986,493	$2,264,501	$(5,068,696)

45

Statements of Changes in Net Assets

For the years ended October 31, 2015 and 2014

	PowerShares Contrarian Opportunities Portfolio (CNTR)		PowerShares KBW Bank Portfolio (KBWB)
	2015	2014(a)	2015	2014
Operations:
Net investment income	$33,474	$47,323	$5,875,975	$3,086,912
Net realized gain (loss)	211,270	3,506	16,481,773	27,141,878
Net change in unrealized appreciation (depreciation)	(329,165)	243,183	(28,464,427)	(2,965,271)

Net increase (decrease) in net assets resulting from operations	(84,421)	294,012	(6,106,679)	27,263,519

Distributions to Shareholders from:
Net investment income	(40,081)	(38,120)	(5,033,214)	(2,878,223)
Net realized gains	(3,828)	—	(133,000)	—
Return of capital	—	—	—	—

Total distributions to shareholders	(43,909)	(38,120)	(5,166,214)	(2,878,223)

Shareholder Transactions:
Proceeds from shares sold	2,727,373	3,690,203	497,643,837	341,845,374
Value of shares repurchased	(4,015,559)	—	(216,274,911)	(226,864,114)

Net increase (decrease) in net assets resulting from shares transactions	(1,288,186)	3,690,203	281,368,926	114,981,260

Increase (Decrease) in Net Assets	(1,416,516)	3,946,095	270,096,033	139,366,556

Net Assets:
Beginning of year	3,946,095	—	289,535,577	150,169,021

End of year	$2,529,579	$3,946,095	$559,631,610	$289,535,577

Undistributed net investment income at end of year	$2,450	$9,203	$1,363,059	$502,324

Changes in Shares Outstanding:
Shares sold	100,000	150,001	12,800,000	9,600,000
Shares repurchased	(150,000)	—	(5,650,000)	(6,350,001)
Shares outstanding, beginning of year	150,001	—	7,800,000	4,550,001

Shares outstanding, end of year	100,001	150,001	14,950,000	7,800,000

(a)	For the period January 13, 2014 (commencement of investment operations) through October 31, 2015.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

46

PowerShares KBW Capital Markets Portfolio (KBWC)		PowerShares KBW High Dividend Yield Financial Portfolio (KBWD)		PowerShares KBW Insurance Portfolio (KBWI)		PowerShares KBW Premium Yield Equity REIT Portfolio (KBWY)
2015	2014	2015	2014	2015	2014	2015	2014

$96,585	$117,227	$21,332,310	$19,707,225	$150,675	$179,583	$4,217,177	$2,669,718
528,532	1,184,206	(17,698,330)	4,768,839	455,732	1,571,321	2,446,600	(890,433)
(619,991)	(184,993)	(24,246,761)	1,365,783	(105,350)	(723,986)	(10,376,305)	8,740,704

5,126	1,116,440	(20,612,781)	25,841,847	501,057	1,026,918	(3,712,528)	10,519,989

(102,195)	(116,518)	(22,592,480)	(19,988,348)	(148,278)	(165,394)	(6,050,718)	(3,898,608)
(32,254)	—	—	—	—	—	—	—
—	—	(929,525)	—	—	—	—	—

(134,449)	(116,518)	(23,522,005)	(19,988,348)	(148,278)	(165,394)	(6,050,718)	(3,898,608)

5,725,400	2,421,709	103,911,321	90,789,371	14,172,046	3,228,322	45,313,904	33,198,719
(2,840,044)	(9,408,521)	(54,341,384)	(58,733,272)	(7,068,573)	(6,530,714)	(23,374,221)	(10,624,815)

2,885,356	(6,986,812)	49,569,937	32,056,099	7,103,473	(3,302,392)	21,939,683	22,573,904

2,756,033	(5,986,890)	5,435,151	37,909,598	7,456,252	(2,440,868)	12,176,437	29,195,285

5,292,047	11,278,937	272,257,255	234,347,657	6,808,673	9,249,541	98,102,812	68,907,527

$8,048,080	$5,292,047	$277,692,406	$272,257,255	$14,264,925	$6,808,673	$110,279,249	$98,102,812

$16,923	$21,861	$—	$—	$32,044	$29,647	$—	$—

100,000	50,000	4,100,000	3,550,000	200,000	50,000	1,300,000	1,050,000
(50,000)	(200,000)	(2,250,000)	(2,300,000)	(100,000)	(100,000)	(700,000)	(350,000)
100,001	250,001	10,550,000	9,300,000	100,001	150,001	2,900,000	2,200,000

150,001	100,001	12,400,000	10,550,000	200,001	100,001	3,500,000	2,900,000

47

Statements of Changes in Net Assets (continued)

For the years ended October 31, 2015 and 2014

	PowerShares KBW Property & Casualty Insurance Portfolio (KBWP)		PowerShares KBW Regional Banking Portfolio (KBWR)		PowerShares Russell 1000 Equal Weight Portfolio (EQAL)
	2015	2014	2015	2014	2015(b)
Operations:
Net investment income	$313,880	$312,977	$763,023	$725,183	$1,623,108
Net realized gain	2,104,417	1,114,904	1,538,842	3,382,060	2,916,058
Net change in unrealized appreciation (depreciation)	1,568,196	(348,957)	(37,364)	(1,794,665)	(9,607,862)

Net increase (decrease) in net assets resulting from operations	3,986,493	1,078,924	2,264,501	2,312,578	(5,068,696)

Distributions to Shareholders from:
Net investment income	(279,184)	(388,389)	(742,022)	(715,569)	(1,316,380)
Net realized gains	(25,369)	(26,197)	—	—	—

Total distributions to shareholders	(304,553)	(414,586)	(742,022)	(715,569)	(1,316,380)

Shareholder Transactions:
Proceeds from shares sold	93,296,692	—	32,777,095	32,995,065	203,035,132
Value of shares repurchased	(20,469,263)	(11,282,725)	(16,595,453)	(32,525,977)	(47,566,284)

Net increase (decrease) in net assets resulting from shares transactions	72,827,429	(11,282,725)	16,181,642	469,088	155,468,848

Increase (Decrease) in Net Assets	76,509,369	(10,618,387)	17,704,121	2,066,097	149,083,772

Net Assets:
Beginning of year	10,318,652	20,937,039	35,291,596	33,225,499	—

End of year	$86,828,021	$10,318,652	$52,995,717	$35,291,596	$149,083,772

Undistributed net investment income at end of year	$67,677	$32,981	$139,515	$118,514	$306,782

Changes in Shares Outstanding:
Shares sold	2,000,000	—	750,000	850,000	8,000,001
Shares repurchased	(450,000)	(300,000)	(400,000)	(850,001)	(1,900,000)
Shares outstanding, beginning of year	250,000	550,000	900,000	900,001	—

Shares outstanding, end of year	1,800,000	250,000	1,250,000	900,000	6,100,001

(b)	For the period December 22, 2014 (commencement of investment operations) through October 31, 2015.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

48

Financial Highlights

PowerShares Contrarian Opportunities Portfolio (CNTR)

	Year Ended October 31, 2015	For the Period January 13, 2014(a) Through October 31, 2014
Per Share Operating Performance:
Net asset value at beginning of period	$26.31	$24.70
Net investment income(b)	0.30	0.33
Net realized and unrealized gain (loss) on investments	(0.96)	1.53
Total from investment operations	(0.66)	1.86
Distributions to shareholders from:
Net investment income	(0.32)	(0.25)
Net realized gains	(0.03)	—
Total distributions	(0.35)	(0.25)
Net asset value at end of period	$25.30	$26.31
Market price at end of period(c)	$25.31	$26.30
Net Asset Value Total Return(d)	(2.59)%	7.56	%(e)
Market Price Total Return(d)	(2.52)%	7.52	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$2,530	$3,946
Ratio to average net assets of:
Expenses	0.44%	0.50	%(f)
Net investment income	1.15%	1.61	%(f)
Portfolio turnover rate(g)	128%	2%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	The net asset value total return from Fund Inception (January 15, 2014, the first day of trading on the exchange) to October 31, 2014 was 6.06%. The market price total return from Fund Inception to October 31, 2014 was 6.02%.
(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions. For the fiscal year ended October 31, 2015, the portfolio turnover calculation includes the value of securities purchased and sold in the effort to realign the Fund’s portfolio holdings due to the underlying index change.

PowerShares KBW Bank Portfolio (KBWB)

	Year Ended October 31,			For the Period November 1, 2011(a) through October 31, 2012
	2015	2014	2013
Per Share Operating Performance:
Net asset value at beginning of period	$37.12	$33.00	$25.44	$20.68
Net investment income(b)	0.66	0.55	0.45	0.43
Net realized and unrealized gain on investments	0.22	4.11	7.52	4.84
Total from investment operations	0.88	4.66	7.97	5.27
Distributions to shareholders from:
Net investment income	(0.55)	(0.54)	(0.41)	(0.50)
Net realized gains	(0.02)	—	—	—
Return of capital	—	—	—	(0.01)
Total distributions	(0.57)	(0.54)	(0.41)	(0.51)
Net asset value at end of period	$37.43	$37.12	$33.00	$25.44
Market price at end of period(c)	$37.49	$37.13	$33.03	$25.46
Net Asset Value Total Return(d)	2.35%	14.16%	31.51%	25.97%
Market Price Total Return(d)	2.49%	14.09%	31.52%	26.07%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$559,632	$289,536	$150,169	$164,072
Ratio to average net assets of:
Expenses, after Waivers	0.35%	0.35%	0.35%	0.27	%(e)
Expenses, prior to Waivers	0.35%	0.35%	0.35%	0.35	%(e)
Net investment income, after Waivers	1.74%	1.55%	1.51%	1.84	%(e)
Portfolio turnover rate(f)	17%	5%	8%	4%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	Annualized.
(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

49

Financial Highlights (continued)

PowerShares KBW Capital Markets Portfolio (KBWC)

	Year Ended October 31,			For the Period November 1, 2011(a) Through October 31, 2012
	2015	2014	2013
Per Share Operating Performance:
Net asset value at beginning of period	$52.92	$45.12	$31.64	$30.49
Net investment income(b)	0.81	0.70	0.52	0.61
Net realized and unrealized gain on investments	1.06	7.80	13.70	1.73
Total from investment operations	1.87	8.50	14.22	2.34
Distributions to shareholders from:
Net investment income	(0.82)	(0.70)	(0.74)	(1.19)
Net realized gains	(0.32)	—	—	—
Total distributions	(1.14)	(0.70)	(0.74)	(1.19)
Net asset value at end of period	$53.65	$52.92	$45.12	$31.64
Market price at end of period(c)	$53.78	$52.91	$45.17	$31.62
Net Asset Value Total Return(d)	3.48%	18.95%	45.55%	7.79%
Market Price Total Return(d)	3.75%	18.79%	45.89%	7.72%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$8,048	$5,292	$11,279	$1,582
Ratio to average net assets of:
Expenses, after Waivers	0.35%	0.35%	0.36%	0.16	%(e)
Expenses, prior to Waivers	0.35%	0.35%	0.36%	0.35	%(e)
Net investment income, after Waivers	1.48%	1.44%	1.30%	1.98	%(e)
Portfolio turnover rate(f)	20%	16%	38%	6%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	Annualized.
(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

PowerShares KBW High Dividend Yield Financial Portfolio (KBWD)

	Year Ended October 31,					For the Period November 29, 2010(a) Through October 31, 2011
	2015	2014		2013	2012
Per Share Operating Performance:
Net asset value at beginning of period	$25.81	$25.20		$23.91	$22.37	$23.51
Net investment income(b)	1.75	2.04	(c)	1.90	2.01	1.91
Net realized and unrealized gain (loss) on investments	(3.22)	0.62		1.37	1.88	(0.82)
Total from investment operations	(1.47)	2.66		3.27	3.89	1.09
Distributions to shareholders from:
Net investment income	(1.87)	(2.05)		(1.98)	(2.35)	(2.23)
Return of capital	(0.08)	—		—	—	—
Total distributions	(1.95)	(2.05)		(1.98)	(2.35)	(2.23)
Net asset value at end of period	$22.39	$25.81		$25.20	$23.91	$22.37
Market price at end of period(d)	$22.39	$25.82		$25.24	$23.86	$22.43
Net Asset Value Total Return(e)	(6.08)%	11.05%		14.21%	18.32%	4.64	%(f)
Market Price Total Return(e)	(6.12)%	10.91%		14.62%	17.75%	4.92	%(f)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$277,692	$272,257		$234,348	$170,976	$26,843
Ratio to average net assets of:
Expenses(g)	0.35%	0.35%		0.37%	0.35%	0.37	%(h)
Net investment income	7.15%	8.00	%(c)	7.64%	8.56%	9.14	%(h)
Portfolio turnover rate(i)	49%	30%		37%	19%	33%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	Net investment income per share and the ratio of net investment income to average net assets include a significant dividend during the year. Net investment income per share and the ratio of net investment income to average net excluding the significant dividend are $1.90 and 7.47%, respectively.
(d)	The mean between the last bid and ask prices.
(e)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(f)	The net asset value total return from Fund Inception (December 2, 2010, the first day of trading on the exchange) to October 31, 2011 was 2.97%. The market price total return from Fund Inception to October 31, 2011 was 3.38%.
(g)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment companies’ expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Fund invests in. The effect of the estimated investment companies’ expenses that the Fund bears indirectly is included in the Fund’s total return.
(h)	Annualized.
(i)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

50

Financial Highlights (continued)

PowerShares KBW Insurance Portfolio (KBWI)

	Year Ended October 31,			For the Period November 1, 2011(a) Through October 31, 2012
	2015	2014	2013
Per Share Operating Performance:
Net asset value at beginning of period	$68.09	$61.66	$42.96	$38.33
Net investment income(b)	1.14	1.14	0.94	1.42
Net realized and unrealized gain on investments	3.23	6.38	18.73	4.54
Total from investment operations	4.37	7.52	19.67	5.96
Distributions to shareholders from:
Net investment income	(1.14)	(1.09)	(0.97)	(1.33)
Net asset value at end of period	$71.32	$68.09	$61.66	$42.96
Market price at end of period(c)	$71.44	$68.03	$61.76	$42.95
Net Asset Value Total Return(d)	6.46%	12.25%	46.44%	15.91%
Market Price Total Return(d)	6.75%	11.96%	46.72%	15.89%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$14,265	$6,809	$9,250	$2,148
Ratio to average net assets of:
Expenses, after Waivers	0.35%	0.35%	0.36%	0.11	%(e)
Expense, prior to Waivers	0.35%	0.35%	0.36%	0.35	%(e)
Net investment income, after Waivers	1.64%	1.76%	1.74%	3.61	%(e)
Portfolio turnover rate(f)	13%	14%	3%	5%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	Annualized.
(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

PowerShares KBW Premium Yield Equity REIT Portfolio (KBWY)

	Year Ended October 31,				For the Period November 29, 2010(a) Through October 31, 2011
	2015	2014	2013	2012
Per Share Operating Performance:
Net asset value at beginning of period	$33.83	$31.32	$27.13	$23.37	$24.96
Net investment income(b)	1.19	1.07	0.89	0.91	1.01
Net realized and unrealized gain (loss) on investments	(1.80)	3.01	4.76	4.22	(1.27)
Total from investment operations	(0.61)	4.08	5.65	5.13	(0.26)
Distributions to shareholders from:
Net investment income	(1.71)	(1.57)	(1.46)	(1.11)	(1.03)
Return of capital	—	—	—	(0.26)	(0.30)
Total distributions	(1.71)	(1.57)	(1.46)	(1.37)	(1.33)
Net asset value at end of period	$31.51	$33.83	$31.32	$27.13	$23.37
Market price at end of period(c)	$31.52	$33.82	$31.38	$27.11	$23.40
Net Asset Value Total Return(d)	(1.94)%	13.51%	21.11%	22.54%	(1.20	)%(e)
Market Price Total Return(d)	(1.88)%	13.27%	21.42%	22.30%	(1.08	)%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$110,279	$98,103	$68,908	$25,769	$7,012
Ratio to average net assets of:
Expenses	0.35%	0.35%	0.36%	0.35%	0.36	%(f)
Net investment income	3.58%	3.39%	2.85%	3.58%	4.54	%(f)
Portfolio turnover rate(g)	25%	27%	21%	40%	36%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	The net asset value total return from Fund Inception (December 2, 2010, the first day of trading on the exchange) to October 31, 2011 was (1.87)%. The market price total return from Fund Inception to October 31, 2011 was (1.55)%.
(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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Financial Highlights (continued)

PowerShares KBW Property & Casualty Insurance Portfolio (KBWP)

	Year Ended October 31,				For the Period November 29, 2010(a) Through October 31, 2011
	2015	2014	2013	2012
Per Share Operating Performance:
Net asset value at beginning of period	$41.27	$38.07	$30.25	$24.83	$24.75
Net investment income(b)	0.75	0.88	0.59	0.53	0.54
Net realized and unrealized gain on investments	7.10	3.29	8.09	5.41	0.04
Total from investment operations	7.85	4.17	8.68	5.94	0.58
Distributions to shareholders from:
Net investment income	(0.78)	(0.92)	(0.86)	(0.52)	(0.50)
Net realized gains	(0.10)	(0.05)	—	—	—
Total distributions	(0.88)	(0.97)	(0.86)	(0.52)	(0.50)
Net asset value at end of period	$48.24	$41.27	$38.07	$30.25	$24.83
Market price at end of period(c)	$48.36	$41.27	$38.09	$30.24	$24.84
Net Asset Value Total Return(d)	19.31%	11.17%	29.33%	24.21%	2.36	%(e)
Market Price Total Return(d)	19.60%	11.12%	29.44%	24.12%	2.41	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$86,828	$10,319	$20,937	$3,025	$3,725
Ratio to average net assets of:
Expenses	0.35%	0.35%	0.36%	0.35%	0.37	%(f)
Net investment income	1.69%	2.30%	1.69%	1.94%	2.38	%(f)
Portfolio turnover rate(g)	35%	4%	12%	2%	4%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	The net asset value total return from Fund Inception (December 2, 2010, the first day of trading on the exchange) to October 31, 2011 was 0.38%. The market price total return from Fund Inception to October 31, 2011 was 0.45%.
(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

PowerShares KBW Regional Banking Portfolio (KBWR)

	Year Ended October 31,			For the Period November 1, 2011(a) Through October 31, 2012
	2015	2014	2013
Per Share Operating Performance:
Net asset value at beginning of period	$39.21	$36.92	$27.67	$23.85
Net investment income(b)	0.80	0.68	0.66	0.63
Net realized and unrealized gain on investments	3.17	2.28	9.12	3.94
Total from investment operations	3.97	2.96	9.78	4.57
Distributions to shareholders from:
Net investment income	(0.78)	(0.67)	(0.53)	(0.75)
Net asset value at end of period	$42.40	$39.21	$36.92	$27.67
Market price at end of period(c)	$42.42	$39.21	$36.96	$27.67
Net Asset Value Total Return(d)	10.24%	8.03%	35.80%	19.20%
Market Price Total Return(d)	10.29%	7.91%	35.94%	19.20%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$52,996	$35,292	$33,225	$17,987
Ratio to average net assets of:
Expenses, after Waivers	0.35%	0.35%	0.35%	0.11	%(e)
Expenses, prior to Waivers	0.35%	0.35%	0.35%	0.35	%(e)
Net investment income, after Waivers	1.97%	1.80%	2.05%	2.44	%(e)
Portfolio turnover rate(f)	25%	13%	7%	3%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	Annualized.
(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

52

Financial Highlights (continued)

PowerShares Russell 1000 Equal Weight Portfolio (EQAL)

	For the Period December 22, 2014(a) Through October 31, 2015
Per Share Operating Performance:
Net asset value at beginning of period	$25.05
Net investment income(b)	0.32
Net realized and unrealized gain (loss) on investments	(0.71)
Total from investment operations	(0.39)
Distributions to shareholders from:
Net investment income	(0.22)
Net asset value at end of period	$24.44
Market price at end of period(c)	$24.48
Net Asset Value Total Return(d)	(1.58	)%(e)
Market Price Total Return(d)	(1.42	)%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$149,084
Ratio to average net assets of:
Expenses	0.20	%(f)
Net investment income	1.49	%(f)
Portfolio turnover rate(g)	24%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	The net asset value total return from Fund Inception (December 23, 2014, the first day of trading on the exchange) to October 31, 2015 was (2.01)%. The market price total return from Fund Inception to October 31, 2015 was (1.93)%.
(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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Notes to Financial Statements

PowerShares Exchange-Traded Fund Trust II

October 31, 2015

Note 1. Organization

PowerShares Exchange-Traded Fund Trust II (the “Trust”) was organized as a Massachusetts business trust on October 10, 2006 and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of October 31, 2015, the Trust offered sixty-six portfolios. This report includes the following portfolios:

Full Name	Short Name
PowerShares Contrarian Opportunities Portfolio (CNTR) (formerly, PowerShares NSYE Century Portfolio)	“Contrarian Opportunities Portfolio”
PowerShares KBW Bank Portfolio (KBWB)	“KBW Bank Portfolio”
PowerShares KBW Capital Markets Portfolio (KBWC)	“KBW Capital Markets Portfolio”
PowerShares KBW High Dividend Yield Financial Portfolio (KBWD)	“KBW High Dividend Yield Financial Portfolio”
PowerShares KBW Insurance Portfolio (KBWI)	“KBW Insurance Portfolio”
PowerShares KBW Premium Yield Equity REIT Portfolio (KBWY)	“KBW Premium Yield Equity REIT Portfolio”
PowerShares KBW Property & Casualty Insurance Portfolio (KBWP)	“KBW Property & Casualty Insurance Portfolio”
PowerShares KBW Regional Banking Portfolio (KBWR)	“KBW Regional Banking Portfolio”
PowerShares Russell 1000 Equal Weight Portfolio (EQAL)*	“Russell 1000 Equal Weight Portfolio”

*	Commenced operations on December 22, 2014.

Each portfolio (each, a “Fund,” and collectively, the “Funds”) represents a separate series of the Trust. The shares of the Funds are referred to herein as “Shares” or “Fund’s Shares.” Each Fund’s Shares are listed and traded on NYSE Arca, Inc.

The market price of each Share may differ to some degree from the Fund’s net asset value (“NAV”). Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a “Creation Unit.” Creation Units are issued and redeemed principally in exchange for the deposit or delivery of a basket of securities (“Deposit Securities”). Except when aggregated in Creation Units by Authorized Participants, the Shares are not individually redeemable securities of the Funds.

The investment objective of each Fund is to seek investment results that generally correspond (before fees and expenses) to the price and yield of its respective index listed below (each, an “Underlying Index”):

Fund	Underlying Index
Contrarian Opportunities Portfolio	Dow Jones U.S. Contrarian Opportunities Index
KBW Bank Portfolio	KBW Nasdaq Bank Index
KBW Capital Markets Portfolio	KBW Nasdaq Capital Markets Index
KBW High Dividend Yield Financial Portfolio	KBW Nasdaq Financial Sector Dividend Yield Index
KBW Insurance Portfolio	KBW Nasdaq Insurance Index
KBW Premium Yield Equity REIT Portfolio	KBW Nasdaq Premium Yield Equity REIT Index
KBW Property & Casualty Insurance Portfolio	KBW Nasdaq Property & Casualty Index
KBW Regional Banking Portfolio	KBW Nasdaq Regional Banking Index
Russell 1000 Equal Weight Portfolio	Russell 1000® Equal Weight Index

Note 2. Significant Accounting Policies

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates. In addition, the Funds monitor for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print. The following is a summary of the significant accounting policies followed by the Funds in preparation of the financial statements.

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A. Security Valuation

Securities, including restricted securities, are valued according to the following policies:

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining NAV per Share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Securities with a demand feature exercisable within one to seven days are valued at par. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts’) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that Invesco PowerShares Capital Management LLC (the “Adviser”) determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith following procedures approved by the Board of Trustees. Issuer-specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Each Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors, including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

55

B. Other Risks

Index Risk. Unlike many investment companies, the Funds do not utilize investing strategies that seek returns in excess of their Underlying Indexes. Therefore, a Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its respective Underlying Index, even if that security generally is underperforming.

Equity Risk. Equity risk is the risk that the value of the securities that each Fund holds will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities that a Fund holds participate or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of securities a Fund holds; the price of securities may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the securities a Fund holds. In addition, securities of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition.

Industry Concentration Risk. In following its methodology, each Fund’s Underlying Index from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or a sector. To the extent that an Underlying Index concentrates in the securities of issuers in a particular industry or sector, each Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, a Fund may face more risks than if it were diversified broadly over numerous industries or sectors. In addition, at times, an industry or sector may be out of favor and underperform other industries or the market as a whole. Any factors detrimental to the performance of such industry or sector will disproportionately impact a Fund’s NAV.

Non-Diversified Fund Risk. Each Fund (except for KBW Premium Yield Equity REIT Portfolio and Contrarian Opportunities Portfolio) is non-diversified and can invest a greater portion of its assets in securities of individual issuers than diversified funds. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase a Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on a Fund’s performance.

Non-Correlation Risk. Each Fund’s return may not match the return of its Underlying Index for a number of reasons. For example, each Fund incurs operating expenses not applicable to its Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its Underlying Index. In addition, the performance of each Fund and its Underlying Index may vary due to asset valuation differences and differences between each Fund’s portfolio and its Underlying Index resulting from legal restrictions, cost or liquidity constraints.

High Dividend Paying Securities Risk. KBW High Dividend Yield Financial Portfolio and KBW Premium Yield Equity REIT Portfolio invest in securities that pay high dividends. As a group, these securities can fall out of favor with the market, causing such companies to underperform companies that do not pay high dividends. Also, changes in the dividend policies of the companies in an Underlying Index and the capital resources available for such companies’ dividend payments may affect a Fund.

REIT Risk. For KBW Premium Yield Equity REIT Portfolio and KBW High Dividend Yield Financial Portfolio, although the Funds will not invest in real estate directly, the REITs in which the Funds invest are subject to risks inherent in the direct ownership of real estate. These risks include, but are not limited to, a possible lack of mortgage funds and associated interest rate risks, overbuilding, property vacancies, increases in property taxes and operating expenses, changes in zoning laws, losses due to environmental damages and changes in neighborhood values and appeal to purchasers.

C. Federal Income Taxes

Each Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute substantially all of the Fund’s taxable earnings to its shareholders. As such, the Funds will not be subject to federal income taxes on otherwise taxable income (including net realized gains) that is distributed to the shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

Each Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed each Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments for in-kind transactions, losses deferred due to wash sales, and passive foreign investment company adjustments, if any.

The Funds file U.S. federal tax returns and tax returns in certain other jurisdictions. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

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D. Investment Transactions and Investment Income

Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale or disposition of securities are computed on the specific identified cost basis. Interest income is recorded on the accrual basis. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Realized gains, dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

Corporate actions (including cash dividends) are recorded net of non-reclaimable foreign tax withholdings on the ex-date.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statements of Operations and the Statements of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of each Fund’s net asset value and, accordingly, they reduce each Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statements of Operations and the Statements of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between each Fund and the Adviser.

E. Country Determination

For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the Adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

F. Expenses

Each Fund has agreed to pay an annual unitary management fee to the Adviser. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for advisory fees, distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses (including acquired fund fees and expenses, if any).

Expenses of the Trust that are excluded from a Fund’s unitary management fee and are directly identifiable to a specific Fund are applied to that Fund. Expenses of the Trust that are excluded from each Fund’s unitary management fee and that are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of each Fund.

To the extent a Fund invests in other investment companies, the expenses shown in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the investment companies in which it invests. The effects of such investment companies’ expenses are included in the realized and unrealized gain or loss on the investments in the investment companies.

G. Dividends and Distributions to Shareholders

Each Fund (except for KBW High Dividend Yield Financial Portfolio and KBW Premium Yield Equity REIT Portfolio) declares and pays dividends from net investment income, if any, to its shareholders quarterly and records such dividends on ex-dividend date. KBW High Dividend Yield Financial Portfolio and KBW Premium Yield Equity REIT Portfolio each declares and pays dividends from net investment income, if any, to its shareholders monthly and records such dividends on ex-dividend date. Generally, each Fund distributes net realized taxable capital gains, if any, annually in cash and records them on ex-dividend date. Such distributions on a tax basis are determined in conformity with federal income tax regulations, which may differ from GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in such Fund’s financial statements as a tax return of capital at fiscal year-end.

H. Foreign Currency Translations

Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Funds do not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statements of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign

57

currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on each Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period-end, resulting from changes in exchange rates.

The Funds may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which each Fund invests.

Note 3. Investment Advisory Agreement and Other Agreements

The Trust has entered into an Investment Advisory Agreement with the Adviser on behalf of each Fund, pursuant to which the Adviser has overall responsibility for the selection and ongoing monitoring of the Funds’ investments, managing the Funds’ business affairs and providing certain clerical, bookkeeping and other administrative services.

As compensation for its services, each Fund (except for Russell 1000 Equal Weight Portfolio) has agreed to pay the Adviser an annual unitary management fee of 0.35% of each Fund’s average daily net assets (prior to May 22, 2015, Contrarian Opportunities Portfolio paid 0.50% of the Fund’s average daily net assets). The Russell 1000 Equal Weight Portfolio has agreed to pay the Adviser an annual unitary management fee of 0.20% of the Fund’s average daily net assets. Out of the unitary management fee, the Adviser has agreed to pay substantially all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for advisory fees, distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses (including acquired fund fees and expenses, if any).

Further, through August 31, 2017, the Adviser has contractually agreed to waive a portion of each Fund’s management fee in an amount equal to 100% of the net advisory fees an affiliate of the Adviser receives that are attributable to certain of the Fund’s investments in money market funds managed by that affiliate (excluding investments of cash collateral from securities lending). The Adviser cannot discontinue this waiver prior to its expiration.

For the fiscal year ended October 31, 2015, the Adviser waived fees for each Fund in the following amounts:

Contrarian Opportunities Portfolio	$2
KBW Bank Portfolio	160
KBW Capital Markets Portfolio	5
KBW High Dividend Yield Financial Portfolio	786
KBW Insurance Portfolio	4
KBW Premium Yield Equity REIT Portfolio	266
KBW Property & Casualty Insurance Portfolio	42
KBW Regional Banking Portfolio	25
Russell 1000 Equal Weight Portfolio	34

The Trust has entered into a Distribution Agreement with Invesco Distributors, Inc. (the “Distributor”), which serves as the distributor of Creation Units for each Fund. The Distributor does not maintain a secondary market in the Shares. The Funds are not charged any fees pursuant to the Distribution Agreement. The Distributor is an affiliate of the Adviser.

The Adviser has entered into a licensing agreement for each Fund with the following entities (each, a “Licensor”).

Fund	Licensor
Contrarian Opportunities Portfolio	S&P Dow Jones Indices, LLC
KBW Bank Portfolio	Keefe, Bruyette & Woods, Inc.
KBW Capital Markets Portfolio	Keefe, Bruyette & Woods, Inc.
KBW High Dividend Yield Financial Portfolio	Keefe, Bruyette & Woods, Inc.
KBW Insurance Portfolio	Keefe, Bruyette & Woods, Inc.
KBW Premium Yield Equity REIT Portfolio	Keefe, Bruyette & Woods, Inc.
KBW Property & Casualty Insurance Portfolio	Keefe, Bruyette & Woods, Inc.
KBW Regional Banking Portfolio	Keefe, Bruyette & Woods, Inc.
Russell 1000 Equal Weight Portfolio	Frank Russell Company

Each Underlying Index name trademark is owned by its respective Licensor. These trademarks have been licensed to the Adviser for use by the Funds. Each Fund is entitled to use its Underlying Index pursuant to the Trust’s sub-licensing agreement with the Adviser. The

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Funds are not sponsored, endorsed, sold or promoted by the Licensors, and the Licensors make no representation regarding the advisability of investing in any of the Funds.

The Trust has entered into service agreements whereby The Bank of New York Mellon, a wholly owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accountant and transfer agent for each Fund.

Note 4. Investments in Affiliates

The Adviser and Invesco Mortgage Capital, Inc. REIT are wholly-owned subsidiaries of Invesco Ltd. and therefore, Invesco Ltd. and Invesco Mortgage Capital, Inc. REIT are considered to be affiliated with the Funds. The table below shows certain Funds’ transactions in, and earnings from, investments in affiliates for the fiscal period ended October 31, 2015.

KBW Capital Markets Portfolio

	Value October 31, 2014	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value October 31, 2015	Dividend Income
Invesco Ltd.	$220,723	$234,745	$(110,013)	$(79,287)	$20,885	$287,053	$6,561

KBW High Dividend Yield Financial Portfolio

	Value October 31, 2014	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value October 31, 2015	Dividend Income
Invesco Mortgage Capital, Inc. REIT	$12,280,404	$5,751,339	$(6,562,603)	$(2,182,246)	$(1,284,573)	$8,002,321	$1,408,013

Russell 1000 Equal Weight Portfolio

	Value December 22, 2014	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value October 31, 2015	Dividend Income
Invesco Ltd.	$—	$96,241	$(17,169)	$(11,804)	$731	$67,999	$1,247

Note 5. Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.

Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect a Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of October 31, 2015, all of the securities in each Fund were valued based on Level 1 inputs (see the Schedules of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

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Note 6. Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2015 and 2014:

	2015			2014
	Ordinary Income	Long-Term Capital Gains	Return of Capital	Ordinary Income	Long-Term Capital Gains	Return of Capital
Contrarian Opportunities Portfolio	$43,417	$492	$—	$38,120	$—	$—
KBW Bank Portfolio	5,166,214	—	—	2,878,223	—	—
KBW Capital Markets Portfolio	130,742	3,707	—	116,518	—	—
KBW High Dividend Yield Financial Portfolio	22,592,480	—	929,525	19,988,348	—	—
KBW Insurance Portfolio	148,278	—	—	165,394	—	—
KBW Premium Yield Equity REIT Portfolio	6,050,718	—	—	3,898,608	—	—
KBW Property & Casualty Insurance Portfolio	295,777	8,776	—	388,389	26,197	—
KBW Regional Banking Portfolio	742,022	—	—	715,415	154	—
Russell 1000 Equal Weight Portfolio	1,316,380	—	—	—	—	—

Tax Components of Net Assets at Fiscal Year-End:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation (Depreciation)	Capital Loss Carryforwards	Shares of Beneficial Interest	Total Net Assets
Contrarian Opportunities Portfolio	$2,450	$—	$(87,988)	$(191,894)	$2,807,011	$2,529,579
KBW Bank Portfolio	1,363,059	—	(21,599,561)	(271,487)	580,139,599	559,631,610
KBW Capital Markets Portfolio	16,923	—	(56,793)	(12,760)	8,100,710	8,048,080
KBW High Dividend Yield Financial Portfolio	—	—	(26,678,798)	(26,671,051)	331,042,255	277,692,406
KBW Insurance Portfolio	68,985	2,295	227,206	—	13,966,439	14,264,925
KBW Premium Yield Equity REIT Portfolio	—	—	(7,906,560)	(1,169,321)	119,355,130	110,279,249
KBW Property & Casualty Insurance Portfolio	119,308	33,223	2,703,410	—	83,972,080	86,828,021
KBW Regional Banking Portfolio	139,515	—	390,341	(103,478)	52,569,339	52,995,717
Russell 1000 Equal Weight Portfolio	306,782	—	(10,223,294)	(1,068,834)	160,069,118	149,083,772
Capital loss carryforwards are calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforwards actually available for the Funds to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The following table presents available capital loss carryforwards for each Fund as of October 31, 2015.

	Post-effective/no expiration
	Short-Term	Long-Term	Total*
Contrarian Opportunities Portfolio	$66,606	$125,288	$191,894
KBW Bank Portfolio	7,921	263,566	271,487
KBW Capital Markets Portfolio	12,760	—	12,760
KBW High Dividend Yield Financial Portfolio	4,610,616	22,060,435	26,671,051
KBW Insurance Portfolio	—	—	—
KBW Premium Yield Equity REIT Portfolio	780,385	388,936	1,169,321
KBW Property & Casualty Insurance Portfolio	—	—	—
KBW Regional Banking Portfolio	87,154	16,324	103,478
Russell 1000 Equal Weight Portfolio	1,068,834	—	1,068,834

*	Capital loss carry forwards as of the date listed above are reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

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Note 7. Investment Transactions

For the fiscal year ended October 31, 2015, the cost of securities purchased and proceeds from sales of securities (other than short-term securities, U.S. Treasury obligations, money market funds and in-kind transactions, if any) were as follows:

	Purchases	Sales
Contrarian Opportunities Portfolio	$4,231,736	$3,727,181
KBW Bank Portfolio	58,741,916	56,622,179
KBW Capital Markets Portfolio	1,326,554	1,319,563
KBW High Dividend Yield Financial Portfolio	149,937,587	145,914,815
KBW Insurance Portfolio	1,214,101	4,596,113
KBW Premium Yield Equity REIT Portfolio	29,807,951	29,236,700
KBW Property & Casualty Insurance Portfolio	7,550,622	12,430,796
KBW Regional Banking Portfolio	9,733,805	10,060,422
Russell 1000 Equal Weight Portfolio	31,756,291	30,705,305

For the fiscal year ended October 31, 2015, in-kind transactions associated with creation and redemptions were as follows:

	Cost of Securities Received	Value of Securities Delivered
Contrarian Opportunities Portfolio	$2,727,435	$4,525,768
KBW Bank Portfolio	495,014,428	215,345,657
KBW Capital Markets Portfolio	5,614,662	2,776,978
KBW High Dividend Yield Financial Portfolio	98,132,747	51,185,358
KBW Insurance Portfolio	14,168,794	3,684,771
KBW Premium Yield Equity REIT Portfolio	45,298,634	23,783,410
KBW Property & Casualty Insurance Portfolio	93,278,097	15,490,235
KBW Regional Banking Portfolio	32,766,808	16,259,377
Russell 1000 Equal Weight Portfolio	203,067,704	48,279,609

Gains (losses) on in-kind transactions are generally not considered taxable gains (losses) for federal income tax purposes.

At October 31, 2015, the aggregate cost and the net unrealized appreciation (depreciation) of investments for tax purposes were as follows:

	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)	Cost
Contrarian Opportunities Portfolio	$141,823	$(229,811)	$(87,988)	$2,618,307
KBW Bank Portfolio	1,275,811	(22,875,372)	(21,599,561)	580,881,319
KBW Capital Markets Portfolio	372,715	(429,508)	(56,793)	8,100,118
KBW High Dividend Yield Financial Portfolio	8,970,989	(35,649,787)	(26,678,798)	304,430,943
KBW Insurance Portfolio	615,888	(388,682)	227,206	14,029,843
KBW Premium Yield Equity REIT Portfolio	3,129,909	(11,036,469)	(7,906,560)	118,185,894
KBW Property & Casualty Insurance Portfolio	2,896,942	(193,532)	2,703,410	84,196,425
KBW Regional Banking Portfolio	1,962,422	(1,572,081)	390,341	52,594,980
Russell 1000 Equal Weight Portfolio	5,714,013	(15,937,307)	(10,223,294)	159,239,971

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Note 8. Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of in-kind transactions on October 31, 2015, amounts were reclassified between undistributed net investment income, undistributed net realized gain (loss) and Shares of beneficial interest. These reclassifications had no effect on the net assets of each Fund. For the fiscal year ended October 31, 2015, the reclassifications were as follows:

	Undistributed Net Investment Income	Undistributed Net Realized Gain (Loss)	Shares of Beneficial Interest
Contrarian Opportunities Portfolio	$(146)	$(404,848)	$404,994
KBW Bank Portfolio	(26)	(17,500,205)	17,500,231
KBW Capital Markets Portfolio	672	(551,234)	550,562
KBW High Dividend Yield Financial Portfolio	1,260,170	(6,131,721)	4,871,551
KBW Insurance Portfolio	—	(727,644)	727,644
KBW Premium Yield Equity REIT Portfolio	1,833,541	(3,692,029)	1,858,488
KBW Property & Casualty Insurance Portfolio	—	(2,359,389)	2,359,389
KBW Regional Banking Portfolio	—	(1,660,371)	1,660,371
Russell 1000 Equal Weight Portfolio	54	(4,600,324)	4,600,270

Note 9. Trustees’ and Officer’s Fees

Trustees’ and Officer’s Fees include amounts accrued by the Funds to pay remuneration to each Trustee who is not an “interested person” as defined in the 1940 Act (an “Independent Trustee”) and an Officer of the Trust. The Adviser, as a result of each Fund’s unitary management fee, pays for such compensation. The Trustee who is an “interested person” of the Trust does not receive any Trustees’ fees.

The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, an Independent Trustee who has executed a Deferred Fee Agreement (a “Participating Trustee”) may defer receipt of all or a portion of his compensation (“Deferral Fees”). Such Deferral Fees are deemed to be invested in select PowerShares Funds. The Deferral Fees payable to the Participating Trustee are valued as of the date such Deferral Fees would have been paid to the Participating Trustee. The value increases with contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected. Obligations under the Plan represent unsecured claims against the general assets of the Funds.

Note 10. Capital

Shares are created and redeemed by each Fund only in Creation Units of 50,000 Shares. Only Authorized Participants are permitted to purchase or redeem Creation Units from the Funds. Such transactions are principally permitted in exchange for Deposit Securities, with a balancing cash component to equate the transaction to the NAV per Share of a Fund of the Trust on the transaction date. However, for all Funds, cash in an amount equivalent to the value of certain securities may be substituted, generally when the securities are not available in sufficient quantity for delivery, not eligible for trading by the Authorized Participant or as a result of other market circumstances.

To the extent that the Funds permit transactions in exchange for Deposit Securities, each Fund may issue Shares in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. In accordance with the Trust’s Participant Agreement, Creation Units will be issued to an Authorized Participant, notwithstanding the fact that the corresponding Deposit Securities have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Adviser may change from time to time, of the value of the missing Deposit Securities.

Transactions in each Fund’s Shares are disclosed in detail in the Statements of Changes in Net Assets.

Note 11. Indemnifications

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Independent Trustee is also indemnified against certain liabilities arising out of the performance of his duties to the Trust pursuant to an Indemnification Agreement between the Independent Trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust believes the risk of loss to be remote.

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Note 12. Subsequent Event

At a meeting held on December 17, 2015, the Board of Trustees of the Trust approved the termination and winding down of KBW Capital Markets Portfolio and KBW Insurance Portfolio, with the liquidation payment to shareholders expected to take place on or about March 25, 2016. Investors, who have elected not to sell their shares before March 18, 2016, will receive cash equal to the amount of the net asset value of their shares, which will include any capital gains and dividends, on or about March 25, 2016.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of PowerShares Exchange-Traded Fund Trust II:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of PowerShares Contrarian Opportunities Portfolio (formerly PowerShares NYSE Century Portfolio), PowerShares KBW Bank Portfolio, PowerShares KBW Capital Markets Portfolio, PowerShares KBW High Dividend Yield Financial Portfolio, PowerShares KBW Insurance Portfolio, PowerShares KBW Premium Yield Equity REIT Portfolio, PowerShares KBW Property & Casualty Insurance Portfolio, PowerShares KBW Regional Banking Portfolio, and Russell 1000 Equal Weight Portfolio (each an individual portfolio of PowerShares Exchange-Traded Fund Trust II, hereafter referred to as the “Funds”) at October 31, 2015, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2015 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations of security purchases have not been received, provide a reasonable basis for our opinion. As disclosed in Note 12 to the financial statements, the PowerShares KBW Capital Markets Portfolio and the PowerShares KBW Insurance Portfolio will liquidate after the close of business on March 18, 2016.

PricewaterhouseCoopers LLP

Chicago, IL

December 23, 2015

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Fees and Expenses

As a shareholder of a Fund of the PowerShares Exchange-Traded Fund Trust II, you incur a unitary management fee. In addition to the unitary management fee, a shareholder may pay distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses (including acquired fund fees and expenses, if any). The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month (or shorter) period ended October 31, 2015.

In addition to the fees and expenses which the PowerShares KBW High Dividend Yield Financial Portfolio (the “Portfolio”) bears directly, the Portfolio indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Portfolio invests. The amount of fees and expenses incurred indirectly by the Portfolio will vary because the investment companies have varied expenses and fee levels and the Portfolio may own different proportions of the investment companies at different times. Estimated investment companies’ expenses are not expenses that are incurred directly by the Portfolio. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Portfolio invests in. The effect of the estimated investment companies’ expenses that the Portfolio bears indirectly are included in the Portfolio’s total returns.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as sales charges and brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by a Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
PowerShares Contrarian Opportunities Portfolio (CNTR)
Actual	$1,000.00	$948.70	0.37%	$1.82
Hypothetical (5% return before expenses)	1,000.00	1,023.34	0.37	1.89
PowerShares KBW Bank Portfolio (KBWB)
Actual	1,000.00	993.92	0.35	1.76
Hypothetical (5% return before expenses)	1,000.00	1,023.44	0.35	1.79
PowerShares KBW Capital Markets Portfolio (KBWC)
Actual	1,000.00	960.82	0.35	1.73
Hypothetical (5% return before expenses)	1,000.00	1,023.44	0.35	1.79
PowerShares KBW High Dividend Yield Financial Portfolio (KBWD)
Actual	1,000.00	918.28	0.35	1.69
Hypothetical (5% return before expenses)	1,000.00	1,023.44	0.35	1.79

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Fees and Expenses (continued)

	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
PowerShares KBW Insurance Portfolio (KBWI)
Actual	$1,000.00	$1,041.49	0.35%	$1.80
Hypothetical (5% return before expenses)	1,000.00	1,023.44	0.35	1.79
PowerShares KBW Premium Yield Equity REIT Portfolio (KBWY)
Actual	1,000.00	969.72	0.35	1.74
Hypothetical (5% return before expenses)	1,000.00	1,023.44	0.35	1.79
PowerShares KBW Property & Casualty Insurance Portfolio (KBWP)
Actual	1,000.00	1,129.49	0.35	1.88
Hypothetical (5% return before expenses)	1,000.00	1,023.44	0.35	1.79
PowerShares KBW Regional Banking Portfolio (KBWR)
Actual	1,000.00	1,056.40	0.35	1.81
Hypothetical (5% return before expenses)	1,000.00	1,023.44	0.35	1.79
PowerShares Russell 1000 Equal Weight Portfolio (EQAL)
Actual	1,000.00	950.91	0.20	0.98
Hypothetical (5% return before expenses)	1,000.00	1,024.20	0.20	1.02

(1)	Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-month period ended October 31, 2015. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 184/365. Expense ratios for the most recent six-month period may differ from expenses based on annualized data in the Financial Highlights.

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Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

Each Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2015:

	Qualified Dividend Income*	Corporate Dividends Received Deduction*	Long-Term Capital Gains
PowerShares Contrarian Opportunities Portfolio	100%	100%	$492
PowerShares KBW Bank Portfolio	100%	100%	—
PowerShares KBW Capital Markets Portfolio	100%	97%	3,707
PowerShares KBW High Dividend Yield Financial Portfolio	76%	75%	—
PowerShares KBW Insurance Portfolio	100%	88%	—
PowerShares KBW Premium Yield Equity REIT Portfolio	0%	0%	—
PowerShares KBW Property & Casualty Insurance Portfolio	100%	64%	8,776
PowerShares KBW Regional Banking Portfolio	100%	100%	—
PowerShares Russell 1000 Equal Weight Portfolio	100%	100%	—

*	The above percentages are based on ordinary income dividends paid to shareholders during the fiscal year.

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Trustees and Officers

The Independent Trustees, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex overseen by each Independent Trustee and the other directorships, if any, held by each Independent Trustee are shown below.

The Trustees and officers information is current as of October 31, 2015.

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Ronn R. Bagge (1958) c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Nominating and Governance Committee and Trustee	Chairman of the Nominating and Governance Committee and Trustee since 2007	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).	125	None

Todd J. Barre (1957) c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2010	Assistant Professor of Business, Trinity Christian College (2010-Present); formerly Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	125	None

Marc M. Kole (1960) c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Audit Committee and Trustee	Chairman of the Audit Committee since 2008; Trustee since 2007	Senior Director of Finance, By The Hand Club for Kids (2015-Present); formerly: Chief Financial Officer, Hope Network (social services) (2008-2012); Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Senior Vice President of Finance, United Healthcare (2004-2005); Chief Accounting Officer, Senior Vice President of Finance, Oxford Health Plans (2000-2004); Audit Partner, Arthur Andersen LLP (1996-2000).	125	None

Yung Bong Lim (1964) c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Investment Oversight Committee and Trustee	Chairman of the Investment Oversight Committee since 2014; Trustee since 2013	Managing Partner, Residential Dynamics Group LLC (2008-Present); formerly, Managing Director, Citadel Investment Group, L.L.C. (1999-2007).	125	None

*	This is the date the Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all exchange-traded fund trusts (including all of their portfolios) advised by the Adviser. At October 31, 2015, the “Fund Family” consisted of the Trust’s 66 portfolios and four other exchange-traded fund trusts with 59 portfolios advised by the Adviser.

68

Trustees and Officers (continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Philip M. Nussbaum (1961) c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2007	Chairman, Performance Trust Capital Partners (2004-Present).	125	None

Gary R. Wicker (1961) c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2013	Senior Vice President of Global Finance and Chief Financial Officer at RBC Ministries (publishing company) (2013-Present); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (A division of Harper Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005-2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider).	125	None

Donald H. Wilson (1959) c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Board and Trustee	Chairman since 2012; Trustee since 2007	Chairman and Chief Executive Officer, Stone Pillar Advisors, Ltd. (2010-Present); formerly, Chairman, President and Chief Executive Officer, Community Financial Shares, Inc. and Community Bank—Wheaton/Glen Ellyn (subsidiary) (2013-2015); Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	125	None

*	This is the date the Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all exchange-traded fund trusts (including all of their portfolios) advised by the Adviser. At October 31, 2015, the “Fund Family” consisted of the Trust’s 66 portfolios and four other exchange-traded fund trusts with 59 portfolios advised by the Adviser.

69

Trustees and Officers (continued)

The Trustee who is an “interested person” (the “Non-Independent Trustee”) and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by the Non-Independent Trustee and the other directorships, if any, held by the Non-Independent Trustee are shown below.

Name, Address and Year of Birth of Non-Independent Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Non-Independent Trustee	Other Directorships Held by Non-Independent Trustee During the Past 5 Years
Kevin M. Carome (1956) Invesco Ltd. Two Peachtree Pointe, 1555 Peachtree St., N.E., Suite 1800 Atlanta, GA 30309	Trustee	Since 2010	Senior Managing Director, Secretary and General Counsel, Invesco Ltd. (2006-Present); Director, Invesco Advisers, Inc. (2009-Present); Director, Invesco Finance PLC, INVESCO Funds Group, Inc., and Invesco Holding Company Limited; Director and Executive Vice President, Invesco Finance, Inc., Invesco Group Services, Inc., Invesco Investments (Bermuda) Ltd., Invesco North American Holdings, Inc., and IVZ, Inc. and Invesco Asset Management (Bermuda) Ltd.; Manager, Horizon Flight Works LLC; Director and Secretary, IVZ Bahamas Private Limited; formerly, Senior Vice President, Secretary and General Counsel, Invesco Advisers, Inc. (2003-2005); Senior Vice President and General Counsel, Liberty Financial Companies, Inc. (2000-2001); General Counsel of certain investment management subsidiaries of Liberty Financial Companies, Inc. (1998-2000); Associate General Counsel, Liberty Financial Companies, Inc. (1993-1998); Associate, Ropes & Gray LLP.	125	None

*	This is the date the Non-Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all exchange-traded fund trusts (including all of their portfolios) advised by the Adviser. At October 31, 2015, the “Fund Family” consisted of the Trust’s 66 portfolios and four other exchange-traded fund trusts with 59 portfolios advised by the Adviser.

70

Trustees and Officers (continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Andrew Schlossberg (1974) Invesco Management Group, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046	President	Since 2009	President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2009-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Managing Director—U.S. Strategy and Marketing (2010-Present) and Principal Executive Officer (2015-Present), Invesco PowerShares Capital Management LLC; Managing Director, Head of U.S. Retail Distribution (2012-Present) and Global ETFs (2010-Present) for Invesco Ltd.; and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2009-Present); formerly, Mr. Schlossberg served in multiple roles within Invesco, including head of corporate development, as well as global leadership roles in strategy and product development in the company’s North American Institutional and Retirement divisions (2002-2007), Managing Director, U.S. head of business strategy and chief marketing officer for Invesco Ltd. in the United States (2008-2012) and Director, Invesco Distributors, Inc. (2012-2015).

Peter Hubbard (1981) Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2009	Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2009-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Vice President and Director of Portfolio Management—Invesco PowerShares Capital Management LLC (2008-Present); formerly, Portfolio Manager, Invesco PowerShares Capital Management LLC (2007-2008); Research Analyst, Invesco PowerShares Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

David Warren (1957) Invesco Canada Ltd. 5140 Yonge Street, Suite 800 Toronto, Ontario M2N 6X7	Vice President	Since 2009	Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2009-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Managing Director—Chief Administrative Officer, Americas, Invesco PowerShares Capital Management LLC; Senior Vice President, Invesco Advisers, Inc. (2009–Present); Director, Executive Vice President and Chief Financial Officer, Invesco Inc. (2009–Present); Senior Vice President, Invesco Management Group, Inc. (2007–Present); Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) and Chief Administrative Officer, North American Retail, Invesco Ltd. (2007-Present); Director, Invesco Canada Holdings Inc. (2002–Present), Invesco Corporate Class Inc., and Invesco Canada Fund Inc.; Director, Invesco Financial Services Ltd. and Trimark Investments Ltd. (2014-Present); formerly, Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) (2000-2006).

Sheri Morris (1964) Invesco Management Group, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Vice President	Since 2012	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2009-Present) and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2012-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); formerly, Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust (2011-2013); Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

*	This is the date the Officers began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

71

Trustees and Officers (continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Rudolf E. Reitmann (1971) Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2013	Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2013-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Head of Global Exchange Traded Funds Operations, Invesco PowerShares Capital Management LLC (2013-Present).

Daniel E. Draper (1968) Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2013	Senior Vice President, Invesco Distributors, Inc. (2014-Present); Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2013-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Managing Director, Invesco PowerShares Capital Management LLC (2013-Present); formerly, Managing Director, Credit Suisse Asset Management (2010–2013) and Lyxor Asset Management/Societe Generale (2007–2010).

Steven M. Hill (1964) Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President and Treasurer	Since 2013	Vice President and Treasurer of PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2013-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Head of Global ETF Administration, Invesco PowerShares Capital Management LLC (2011-Present); Principal Financial and Accounting Officer—Investment Pools, Invesco PowerShares Capital Management LLC (2015-Present); formerly, Senior Managing Director and Chief Financial Officer, Destra Capital Management LLC and its subsidiaries (2010-2011); Chief Financial Officer, Destra Investment Trust and Destra Investment Trust II (2010-2011); Senior Managing Director, Claymore Securities, Inc. (2003-2010); and Chief Financial Officer, Claymore sponsored mutual funds (2003-2010).

Christopher Joe (1969) Invesco PowerShares Capital Management LLC 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Chief Compliance Officer	Since 2012	Chief Compliance Officer of Invesco PowerShares Capital Management LLC (2015-Present); Chief Compliance Officer of PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2012-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); formerly, Chief Compliance Officer, Invesco Investment Advisers, LLC (registered investment adviser) (2010–2013), U.S. Compliance Director, Invesco, Ltd. (2006-2014) and Deputy Chief Compliance Officer of Invesco Advisers, Inc. (2014-2015).

Anna Paglia (1974) Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Secretary	Since 2011	Secretary, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2011-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Head of Legal (2010-Present) and Secretary (2015-Present), Invesco PowerShares Capital Management LLC; formerly, Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010); Associate Counsel at Barclays Global Investors Ltd. (2004-2006).

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request at (800) 983-0903.

*	This is the date the Officers began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

72

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Proxy Voting Policies and Procedures

A description of the Trust’s proxy voting policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 983-0903. This information is also available on the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov.

Information regarding how each Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is available, without charge and upon request, by (i) calling (800) 983-0903; or (ii) accessing the Trust’s Form N-PX on the Commission’s website at www.sec.gov.

Quarterly Portfolios

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Form N-Qs will be available on the Commission’s website at www.sec.gov. The Trust’s Form N-Qs may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Frequency Distribution of Discounts and Premiums

A table showing the number of days the market price of each Fund’s shares was greater than the Fund’s net asset value, and the number of days it was less than the Fund’s net assets value (i.e., premium or discount) for the most recently completed calendar year, and the calendar quarters since that year end (or the life of the Fund, if shorter) may be found at the Fund’s website at www.invescopowershares.com.

©2015 Invesco PowerShares Capital Management LLC		P-KBW-AR-1
3500 Lacey Road, Suite 700 Downers Grove, IL 60515
invescopowershares.com 800.983.0903	@PowerShares

October 31, 2015

2015 Annual Report to Shareholders

BKLN	PowerShares Senior Loan Portfolio

2

The Market Environment

Bank Loans

The senior secured loan market was generally steady in terms of price volatility with the vast majority of loans trading at or near par. At the same time, credit specific weakness in a number of names caused the average price of loans to drop towards the end of the year to end October at an average of $94.04.1 At the current price, senior secured loans are providing a 6.14% yield.1 At the same time, while loans continued to show correlation with equities and other high-risk assets (such as high-yield corporate bonds), loans experienced meaningfully lower levels of volatility. Some of the lack of loan volatility was a function of a generally benign credit environment and a low default rate. Additionally, loan prices were supported by strong technicals as loan demand remained robust throughout the year. This demand principally came from institutional investors, namely through collateralized loan obligations (CLOs).

Loans had started 2015 with positive results in each of the first five months of the year accruing 3.26% in total return. However, the recent string of five consecutive monthly declines (totaling to (1.94)%), is the longest streak of negative monthly performance since the second half of 2008. The 1.94% five month loss ranks as the third steepest five month loss on record—a credit to the asset class’ relatively low volatility.1

While direct exposure to China and commodities is muted for the loan asset class, the recent softness in loans was in part the result of contagion- concerns regarding global growth induced volatility in “risk” based assets, declining oil/commodity prices further pressured high yield bond prices, and redemptions in high yield bonds and loan retail funds pushed prices lower. In “risk-off” environments, loans typically perform in sympathy with broader capital markets but the senior position in the capital structure and secured status can help lower volatility as the structural features serve as a form of protection.

Corporate issuers in the senior secured loan market have benefited from robust capital markets since 2009, and issuers have generally maintained good credit performance, strengthened their balance sheets, improved liquidity and addressed near-term maturities. The trailing 12 month default rate by principal amounted to 1.32% through October 31, 2015.1 The trailing 12 month default rate is well below the long term average of 3.19% and the calendar year 2015 outlook for defaults remains benign as there are few near term catalysts.2

The economic backdrop in the US remains supportive of fundamentals as US GDP grew at a seasonally adjusted annual rate of 1.5% in the third quarter of 2015.

Despite loans’ negative performance during the last several months, the asset class continued to be an effective diversifier, providing relatively lower volatility than other “risk” based assets (such as equities and high-yield corporate bonds) and posting relatively strong performance on a 2015 calendar year-to-date basis.3

Global Fixed Income

Global divergence with respect to growth, inflation and economic policy dominated global bond markets during the fiscal year ended October 31, 2015. Moderate growth in the US and UK led to the beginnings of tighter monetary policy, starting with the end of the US Federal Reserve’s quantitative easing program, in addition to speculation on whether both regions’ central banks would lift short-term interest rates for the first time since before the onset of the 2007-2011 financial crisis. In the rest of the world, particularly in the eurozone and Asia, slowing growth and deflationary trends kept economic policies accommodative in an effort to foster growth. Tepid global growth, together with deflationary concerns, weighed on long-term interest rates and supported government bond prices. Even in the US and UK, a bias toward central bank tightening had the effect of only flattening yield curves, with short-term government yields rising, while long-dated yields declined, weighed down by slower growth and strong investor demand for high quality yields that both countries offered.

Within global credit markets, the investment-grade corporate credit, high yield and emerging market (EM) debt sectors were weighed down by slower global growth, increased risk aversion stemming from broader financial market volatility, and credit markets’ fundamental relationship to oil—the price of which declined significantly during the reporting period. Credit spreads across these sectors widened relative to their respective government counterparts over the reporting period, while valuations weakened. Falling oil prices brought into question the credit quality and even the long-term solvency of many high yield issuers, while bonds of oil-producing emerging market countries also experienced market stress. As the reporting period drew to a close, global equity market volatility stemming from concerns over China’s economic slowdown sent credit market spreads and yields to their highest levels since 2012, creating investing opportunities in some segments of the credit markets.

[1]	Standard & Poor’s, Loan Market Commentary and Data (LCD) as of October 31, 2015
[2]	Standard & Poor’s LSTA Index Loans in Payment Default or Bankruptcy, periods cover October 31, 1998 through July 31, 2015.
[3]	Credit Suisse as of October 31, 2015. The senior secured loan asset class is represented by S&P/LSTA Leveraged Loan Index.

3

BKLN	Manager’s Analysis
PowerShares Senior Loan Portfolio (BKLN)

As an index fund, the PowerShares Senior Loan Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the S&P/LSTA U.S. Leveraged Loan 100 Index (the “Index”). The Fund generally will invest at least 80% of its net assets (plus any borrowings for investment purposes) in senior loans that comprise the Index. The Fund’s adviser, Invesco PowerShares Capital Management LLC (the “Adviser”) and the Fund’s sub-adviser, Invesco Senior Secured Management, Inc., define senior loans to include leveraged loans, bank loans and/or floating rate loans. Banks and other lending institutions generally issue senior loans to corporations, partnerships or other entities (“borrowers”). These borrowers operate in a variety of industries and geographic regions, including foreign countries.

Standard & Poor’s, the Index provider, compiles, maintains and calculates the Index, which tracks the market-weighted performance of the largest institutional leveraged loans based on market weightings, spreads and interest payments. A leveraged loan is rated below investment grade quality or is unrated but deemed to be of comparable quality. The Fund will invest in loans that are expected to be below investment grade quality and to bear interest at a floating rate that periodically resets. The Index may include, and the Fund may acquire and retain, loans of borrowers that have filed for bankruptcy protection. The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended October 31, 2015, on a market price basis, the Fund returned (1.89)%. On a net asset value (“NAV”) basis, the Fund returned (1.92)%. During the same time period, the Index returned (1.57)%. The Fund’s performance differed from the return of the Index primarily due to fees and operating expenses incurred by the Fund offset by positive impacts due to slight variations in position weights and the Fund maintaining a cash position for liquidity purposes.

During this same time period, the Barclays U.S. Aggregate Index (the “Benchmark Index”) returned 1.96%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 9,620 securities. The Adviser provided this comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of a benchmark representative of the U.S. investment-grade, fixed-rate bond market. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can again be attributed to the Fund’s concentration in the bank loan sector in general, coupled with the Benchmark Index’s investment grade focus versus the Fund’s below investment grade focus.

For the fiscal year ended October 31, 2015, the IT services industry contributed most significantly to the Fund’s return, followed by the media and trading companies and distributors industries, respectively. The REITs industry was the only detracting industry.

Positions that contributed most significantly to the Fund’s return included Scientific Games International, an entertainment company (portfolio average weight of 1.54%), and Hilton Worldwide Finance LLC, a lodging company (portfolio average weight of 2.14%). Positions that detracted most significantly from the Fund’s return included Texas Competitive Electric Holdings Co. LLC, an electric company (portfolio average weight of 1.67%), and Fieldwood Energy LLC, an oil & gas company (portfolio average weight of 0.74%).

Credit Quality Rating Breakdown* (% of the Fund’s Net Assets) as of October 31, 2015
Baa2	1.4
Baa3	1.6
Ba1	18.7
Ba2	10.9
Ba3	18.0
B1	17.5
B2	14.0
B3	1.8
Caa1	3.3
Ca	0.3
Not Rated	3.6
Money Market Fund Plus Other Assets Less Liabilities	8.9

*	Source: Moody’s. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from Aaa (highest) to C (lowest); ratings are subject to change without notice. “Non-Rated” indicates the debtor was not rated, and should not be interpreted as indicating low quality. For more information on Moody’s rating methodology, please visit moodys.com and select “Rating Methodologies” under Research and Ratings on the homepage.

4

BKLN	Manager’s Analysis
PowerShares Senior Loan Portfolio (BKLN) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2015
Security
New Red Finance, Inc., Term Loan B2, 3.750%, 12/12/21	1.8
Energy Future Intermediate Holding Co. LLC, DIP Term Loan, 4.250%, 06/19/16	1.8
PetSmart, Inc., Term Loan B1, 4.250%, 03/11/22	1.8
Hilton Worldwide Finance LLC, Term Loan, 3.500%, 10/26/20	1.7
Avago Technologies Cayman Ltd., Term Loan, 3.750%, 05/06/21	1.6
Fortescue Metals Group Ltd., Term Loan, 3.750%, 06/30/19	1.6
Albertson’s LLC, Term Loan B4, 5.500%, 08/25/21	1.6
Valeant Pharmaceuticals International, Inc., Term Loan B, Series F-1, 4.000%, 04/01/22	1.5
RPI Finance Trust, Term Loan B4, 3.500%, 11/09/20	1.4
DaVita HealthCare Partners Inc., Term Loan B, 3.500%, 06/24/21	1.4
Total	16.2

*	Excluding money market fund holdings.

5

PowerShares Senior Loan Portfolio (BKLN) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2015

	1 Year	3 Years Average Annualized	3 Years Cumulative	Fund Inception†
Index				Average Annualized	Cumulative
S&P/LSTA U.S. Leveraged Loan 100 Index	(1.57)%	2.20%	6.75%	2.95%	14.51%
Barclays U.S. Aggregate Index	1.96	1.65	5.02	3.68	18.33
Fund
NAV Return	(1.92)	1.78	5.43	2.62	12.83
Market Price Return	(1.89)	1.61	4.90	2.44	11.91

Fund Inception: March 3, 2011

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently, or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s total gross expense ratio of 0.66% (0.65% after fee waiver) includes the unitary management fee of 0.65% and acquired fund fees and expenses of 0.01%. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

6

Schedule of Investments

PowerShares Senior Loan Portfolio (BKLN)

October 31, 2015

Principal Amount		Interest Rate	Maturity Date	Value
	Variable Rate Senior Loan Interests—83.2%(a)(b)
	Advertising—2.2%
$39,931,722	Acosta, Inc., Term Loan B1	4.250%	09/26/21	$39,073,190
39,136,138	Getty Images, Inc., Term Loan	4.750	10/18/19	26,504,950
41,457,998	Karman Buyer Corp., Term Loan	4.250	07/25/21	40,639,824

				106,217,964

	Aerospace/Defense—1.7%
41,555,699	BE Aerospace Inc., Term Loan	4.000	12/16/21	41,845,758
40,455,430	TransDigm, Inc., Term Loan C	3.750	02/28/20	39,988,979

				81,834,737

	Airlines—0.8%
38,759,632	American Airlines, Inc., Term Loan	3.250	06/27/20	38,481,144

	Auto Manufacturers—1.9%
	FCA US LLC
65,949,735	Term Loan	3.500	05/24/17	65,975,456
26,479,713	Term Loan	3.250	12/31/18	26,430,063

				92,405,519

	Auto Parts & Equipment—1.7%
45,006,096	Allison Transmission, Inc., Term Loan B3	3.500	08/23/19	45,118,611
39,986,542	Federal-Mogul Corp., Term Loan C	4.750	04/15/21	36,594,883

				81,713,494

	Chemicals—0.8%
38,666,953	Axalta Coating Systems Dutch Holding B.V., Term Loan B	3.750	02/01/20	38,666,953

	Coal—0.7%
39,991,518	Arch Coal, Inc., Term Loan	6.250	05/16/18	20,983,149
19,950,000	Murray Energy Corp., Term Loan B2	7.500	04/16/20	12,986,253

				33,969,402

	Commercial Services—3.9%
37,754,736	Interactive Data Corp., Term Loan	4.750	05/02/21	37,805,893
38,295,652	Laureate Education, Inc., Extended Term Loan	5.000	06/15/18	33,061,785
46,076,573	ServiceMaster Co. (The), Term Loan	4.250	07/01/21	46,155,825
33,983,404	Trans Union LLC, Term Loan B2	3.500	04/09/21	33,586,987
45,365,572	Weight Watchers International, Inc., Term Loan B2	4.000	04/02/20	35,364,505

				185,974,995

	Computers—1.1%
15,085,980	Kronos, Inc., Term Loan	4.500	10/30/19	15,078,437
37,334,473	SunGard Data Systems, Inc., Term Loan E	4.000	03/08/20	37,357,807

				52,436,244

	Distribution/Wholesale—0.8%
37,000,000	Univar, Inc., Term Loan	4.250	07/01/22	36,567,285

	Electric—4.8%
84,859,416	Energy Future Intermediate Holding Co. LLC, DIP Term Loan	4.250	06/19/16	84,952,337
41,948,785	NRG Energy, Inc., Term Loan	2.750	07/01/18	40,891,256
	Texas Competitive Electric Holdings Co. LLC(c)
189,924,092	Extended Term Loan	4.677	10/10/17	64,811,596
119,406,693	Term Loan	4.677	10/10/14	38,632,842

				229,288,031

	Entertainment—4.2%
60,345,004	Alpha Topco Ltd., Term Loan B3 (United Kingdom)	4.750	07/30/21	59,343,277
41,896,399	Amaya (US) Co-Borrower LLC, Term Loan B (Netherlands)	5.000	08/01/21	41,066,013
	Scientific Games International, Inc.
37,224,209	Term Loan	6.000	10/18/20	36,450,690
33,262,733	Term Loan B2	6.000	10/01/21	32,562,885

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7

PowerShares Senior Loan Portfolio (BKLN) (continued)

October 31, 2015

Principal Amount		Interest Rate	Maturity Date	Value
	Variable Rate Senior Loan Interests (continued)
	Entertainment (continued)
$35,002,819	William Morris Endeavor Entertainment LLC, Term Loan	5.250%	05/06/21	$35,013,844

				204,436,709

	Environmental Control—0.5%
26,278,317	ADS Waste Holdings, Inc., Term Loan B2	3.750	10/09/19	26,007,388

	Food—2.4%
78,502,818	Albertson’s LLC, Term Loan B4	5.500	08/25/21	78,605,264
37,704,757	US Foods, Inc., Term Loan	4.500	03/31/19	37,760,749

				116,366,013

	Food Service—0.8%
	Aramark Corp.
20,660	Synthetic LOC 3	3.688	07/26/16	20,544
38,841,202	Term Loan F	3.250	02/24/21	38,825,082

				38,845,626

	Healthcare-Products—1.6%
38,449,662	Kinetic Concepts, Inc., Term Loan E1	4.500	05/04/18	38,490,995
40,003,603	Ortho-Clinical Diagnostics, Inc., Term Loan	4.750	06/30/21	39,503,558

				77,994,553

	Healthcare-Services—3.8%
18,681,656	CHS/Community Health Systems, Inc., Term Loan H	4.000	01/27/21	18,654,474
65,875,722	DaVita HealthCare Partners Inc., Term Loan B	3.500	06/24/21	66,163,928
	HCA, Inc.
24,958,753	Term Loan B4	3.077	05/01/18	24,995,567
21,679,984	Term Loan B5	2.938	03/31/17	21,705,783
38,611,947	Millennium Laboratories LLC, Term Loan B*	5.250	04/16/21	14,189,891
36,797,644	MPH Acquisition Holdings LLC, Term Loan	3.750	03/31/21	36,379,991

				182,089,634

	Holding Companies-Diversified—0.9%
45,588,440	Travelport LLC, Term Loan (Luxembourg)	5.750	09/02/21	45,303,512

	Household Products/Wares—1.1%
48,058,425	Dell International LLC, Term Loan B2	4.000	04/29/20	48,128,350
3,000,000	Reynolds Group Holdings, Inc., Term Loan (New Zealand)	4.500	12/01/18	3,009,375

				51,137,725

	Insurance—3.0%
	Asurion LLC
39,270,440	Term Loan	8.500	03/03/21	35,539,748
31,998,838	Term Loan B1	5.000	05/24/19	30,595,529
38,379,841	Term Loan B4	5.000	08/04/22	36,364,899
40,534,165	HUB International Ltd., Term Loan	4.000	10/02/20	39,571,479

				142,071,655

	Investment Companies—1.4%
66,456,091	RPI Finance Trust, Term Loan B4	3.500	11/09/20	66,381,328

	Leisure Time—0.6%
31,215,834	Sabre, Inc., Term Loan B	4.000	02/19/19	31,254,854

	Lodging—5.8%
46,509,617	Caesars Entertainment Resort Properties LLC, Term Loan B	7.000	10/11/20	44,213,204
	Harrah’s Operating Co., Inc.(c)
43,924,203	Term Loan B6	1.500	03/01/17	40,483,401
35,885,319	Term Loan B7	1.500	03/01/17	32,192,182
81,440,241	Hilton Worldwide Finance LLC, Term Loan	3.500	10/26/20	81,703,293
35,550,054	La Quinta Intermediate Holdings LLC, Term Loan	3.750	04/14/21	35,283,428
40,583,433	Las Vegas Sands LLC, Term Loan B	3.250	12/19/20	40,115,506

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8

PowerShares Senior Loan Portfolio (BKLN) (continued)

October 31, 2015

Principal Amount		Interest Rate	Maturity Date	Value
	Variable Rate Senior Loan Interests (continued)
	Lodging (continued)
$4,289,386	MGM Resorts International, Term Loan B	3.500%	12/20/19	$4,288,057

				278,279,071

	Machinery-Diversified—2.4%
40,557,514	Gardner Denver, Inc., Term Loan	4.250	07/30/20	38,140,489
37,662,891	Rexnord LLC, Term Loan B	4.000	08/21/20	37,286,262
41,513,953	Zebra Technologies Corp., Term Loan	4.750	10/27/21	41,839,215

				117,265,966

	Media—5.0%
39,078,252	Cengage Learning Acquisitions, Inc., Term Loan	7.000	03/31/20	38,907,285
47,681,027	Cequel Communications LLC, Term Loan	3.500	02/14/19	47,169,409
39,679,418	Cumulus Media Holdings Inc., Term Loan	4.250	12/23/20	33,901,301
31,500,000	iHeartCommunications, Inc., Term Loan D	6.938	01/30/19	26,462,520
49,280,954	Tribune Media Co., Term Loan B	3.750	12/28/20	49,234,877
11,652,827	Univision Communications, Inc., Term Loan	4.000	03/01/20	11,597,476
35,613,554	Virgin Media Investment Holdings Ltd., Term Loan F (United Kingdom)	3.500	06/30/23	35,467,360

				242,740,228

	Mining—1.7%
93,825,115	Fortescue Metals Group Ltd., Term Loan (Australia)	3.750	06/30/19	79,701,152

	Miscellaneous Manufacturing—1.0%
51,026,099	Gates Global LLC, Term Loan	4.250	07/05/21	48,042,348

	Oil & Gas—1.5%
35,390,031	Drillships Financing Holding Inc., Term Loan B1 (Cyprus)	6.000	03/31/21	20,526,218
45,354,814	Fieldwood Energy LLC, Term Loan	8.375	09/30/20	17,008,055
58,973,729	Seadrill Operating LP, Term Loan (United Kingdom)	4.000	02/21/21	34,628,784

				72,163,057

	Packaging & Containers—0.7%
34,928,010	Novelis Inc., Term Loan	4.000	06/02/22	34,342,966

	Pharmaceuticals—3.9%
65,530,769	Grifols Worldwide Operations USA, Inc., Term Loan B (Spain)	3.188	02/27/21	65,521,595
	Valeant Pharmaceuticals International, Inc.
54,102,188	Term Loan B, Series E-1	3.750	08/05/20	50,442,716
76,612,506	Term Loan B, Series F-1	4.000	04/01/22	71,465,295

				187,429,606

	Real Estate—0.8%
	Realogy Corp.
652,724	Extended Synthetic LOC	4.443	10/10/16	646,588
36,062,924	Term Loan B	3.750	03/05/20	36,103,495

				36,750,083

	REITs—1.7%
41,695,500	Communications Sales & Leasing, Inc., Term Loan	5.000	10/24/22	39,471,670
41,915,993	Crown Castle Operating Co., Term Loan B2	3.000	01/31/21	41,970,484

				81,442,154

	Retail—7.0%
64,432,584	Dollar Tree, Inc., Term Loan B1	3.500	07/06/22	64,642,957
44,668,442	J.C. Penney Corp., Inc., Term Loan	6.000	05/22/18	44,584,689
56,587,692	Neiman Marcus Group, Inc., Term Loan	4.250	10/25/20	55,373,603
85,063,226	New Red Finance, Inc., Term Loan B2 (Canada)	3.750	12/10/21	85,337,980
84,555,050	PetSmart, Inc., Term Loan B1	4.250	03/11/22	84,679,346

				334,618,575

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9

PowerShares Senior Loan Portfolio (BKLN) (continued)

October 31, 2015

Principal Amount		Interest Rate	Maturity Date	Value
	Variable Rate Senior Loan Interests (continued)
	Semiconductors—2.7%
$79,654,057	Avago Technologies Cayman Ltd., Term Loan (Singapore)	3.750%	05/06/21	$79,748,049
49,067,804	Freescale Semiconductor, Inc., Term Loan B4	4.250	02/28/20	49,087,431

				128,835,480

	Software—3.9%
38,417,143	Activision Blizzard Inc., Term Loan	3.250	10/12/20	38,566,394
55,231,520	BMC Software Finance, Inc., Term Loan	5.000	09/10/20	49,941,445
22,750,000	First Data Corp., Term Loan	3.697	03/23/18	22,609,860
28,036,292	IMS Health Incorporated, Term Loan B	3.500	03/17/21	28,003,770
52,268,473	Infor US, Inc., Term Loan B5	3.750	06/03/20	50,978,225

				190,099,694

	Telecommunications—4.4%
17,594,462	Avaya Inc., Term Loan B7	6.250	05/29/20	13,606,413
61,711,936	Intelsat Jackson Holdings SA, Term Loan B2 (Luxembourg)	3.750	06/30/19	59,932,164
	Level 3 Communications, Inc.
36,000,000	Term Loan B	4.000	01/15/20	36,126,000
38,000,000	Term Loan B2	3.500	05/31/22	37,976,250
26,704,771	Telesat Canada, Term Loan B2 (Canada)	3.500	03/28/19	26,554,557
36,498,273	West Corp., Term Loan B10	3.250	06/30/18	36,222,163

				210,417,547

	Total Variable Rate Senior Loan Interests (Cost $4,361,849,479)			4,001,572,692

	Corporate Bonds—7.9%
	Diversified Financial Services—0.9%
38,500,000	Denali Borrower LLC(d)	5.625	10/15/20	41,050,625

	Entertainment—0.3%
14,500,000	Scientific Games International, Inc.(d)	7.000	01/01/22	14,645,000

	Healthcare-Services—1.9%
49,151,000	CHS/Community Health Systems, Inc.	5.125	08/15/18	50,318,336
5,000,000	CHS/Community Health Systems, Inc.	5.125	08/01/21	5,187,500
8,000,000	HCA, Inc.	3.750	03/15/19	8,160,000
1,111,000	HCA, Inc.	6.500	02/15/20	1,245,709
27,500,000	HCA, Inc.	4.750	05/01/23	28,256,250

				93,167,795

	Media—2.3%
65,174,000	iHeartCommunications, Inc.	9.000	12/15/19	55,397,900
5,802,000	Univision Communications, Inc.(d)	6.750	09/15/22	6,150,120
48,000,000	Univision Communications, Inc.(d)	5.125	05/15/23	47,760,000

				109,308,020

	Packaging & Containers—0.7%
34,500,000	Reynolds Group Holdings, Inc. (New Zealand)	5.750	10/15/20	35,966,250

	Semiconductors—0.1%
5,000,000	Freescale Semiconductor, Inc.(d)	5.000	05/15/21	5,187,500

	Software—1.3%
60,015,000	First Data Corp.(d)	6.750	11/01/20	63,390,844

	Telecommunications—0.4%
21,986,000	Avaya, Inc.(d)	7.000	04/01/19	17,973,555

	Total Corporate Bonds (Cost $386,622,673)			380,689,589

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10

PowerShares Senior Loan Portfolio (BKLN) (continued)

October 31, 2015

Number of Shares		Value
	Money Market Fund—4.8%
231,807,251	Invesco Premier Portfolio—Institutional Class, 0.12%(e) (Cost $231,807,251)	$231,807,251

	Total Investments (Cost $4,980,279,403)—95.9%	4,614,069,532
	Other assets less liabilities—4.1%	194,908,959

	Net Assets—100.0%	$4,808,978,491

Investment Abbreviations:

DIP—Debtor-in-Possession

LOC—Line of Credit

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Variable rate senior loan interests often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with any accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the senior secured floating rate loans will have an expected average life of three to five years.
(b)	Variable rate senior loan interests are, at present, not readily marketable, not registered under the Securities Act of 1933, as amended (the “1933 Act”) and may be subject to contractual and legal restrictions on sale. Senior secured corporate loans and senior secured debt securities in the Fund’s portfolio generally have variable rates which adjust to a base, such as the London Interbank Offered Rate (“LIBOR”), on set dates, typically every 30 days, but not greater than one year, and/or have interest rates that float at margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank.
(c)	The borrower has filed for protection in federal bankruptcy court.
(d)	Security purchased or received in a transaction exempt from registration under the 1933 Act. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2015 was $196,157,644, which represented 4.08% of the Fund’s Net Assets.
(e)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of October 31, 2015.
*	The borrower filed for protection in federal bankruptcy court on November 10, 2015.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11

Statement of Assets and Liabilities

October 31, 2015

PowerShares Senior Loan Portfolio (BKLN)
Assets:
Unaffiliated investments, at value	$4,382,262,281
Affiliated investments, at value	231,807,251

Total investments, at value	4,614,069,532
Cash	303,722,632
Receivables:
Investments sold	47,159,151
Interest	22,795,298

Total Assets	4,987,746,613

Liabilities:
Payables:
Investments purchased	106,961,545
Shares repurchased	69,169,478
Accrued unitary management fees	2,637,099

Total Liabilities	178,768,122

Net Assets	$4,808,978,491

Net Assets Consist of:
Shares of beneficial interest	$5,273,502,863
Undistributed net realized gain (loss)	(98,314,501)
Net unrealized appreciation (depreciation)	(366,209,871)

Net Assets	$4,808,978,491

Shares outstanding (unlimited amount authorized, $0.01 par value)	208,600,000
Net asset value	$23.05

Market price	$23.01

Unaffiliated investments, at cost	$4,748,472,152

Affiliated investments, at cost	$231,807,251

Total investments, at cost	$4,980,279,403

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12

Statement of Operations

For the year ended October 31, 2015

PowerShares Senior Loan Portfolio (BKLN)
Investment Income:
Interest income	$247,021,754
Affiliated dividend income	70,735

Total Income	247,092,489

Expenses:
Unitary management fees	35,925,929
Less: Waivers	(188,377)

Net Expenses	35,737,552

Net Investment Income	211,354,937

Realized and Unrealized Gain (Loss):
Net realized gain (loss) from investment securities	(70,375,887)
Net change in unrealized appreciation (depreciation) on investment securities	(249,175,964)

Net realized and unrealized gain (loss)	(319,551,851)

Net increase (decrease) in net assets resulting from operations	$(108,196,914)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13

Statement of Changes in Net Assets

For the years ended October 31, 2015 and 2014

	PowerShares Senior Loan Portfolio (BKLN)
	2015	2014
Operations:
Net investment income	$211,354,937	$277,184,924
Net realized gain (loss)	(70,375,887)	(21,948,898)
Net change in unrealized appreciation (depreciation)	(249,175,964)	(85,364,461)

Net increase (decrease) in net assets resulting from operations	(108,196,914)	169,871,565

Distributions to Shareholders from:
Net investment income	(211,354,937)	(277,184,924)
Return of capital	(655,582)	(1,383,016)

Total distributions to shareholders	(212,010,519)	(278,567,940)

Shareholder Transactions:
Proceeds from shares sold	638,379,563	1,484,719,904
Value of shares repurchased	(1,783,328,111)	(1,173,461,191)
Transaction fees	3,214,983	3,646,259

Net increase (decrease) in net assets resulting from shares transactions	(1,141,733,565)	314,904,972

Increase (Decrease) in Net Assets	(1,461,940,998)	206,208,597

Net Assets:
Beginning of year	6,270,919,489	6,064,710,892

End of year	$4,808,978,491	$6,270,919,489

Undistributed net investment income at end of year	$—	$—

Changes in Shares Outstanding:
Shares sold	26,800,000	59,800,000
Shares repurchased	(74,900,000)	(47,800,100)
Shares outstanding, beginning of year	256,700,000	244,700,100

Shares outstanding, end of year	208,600,000	256,700,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14

Statement of Cash Flows

For the year ended October 31, 2015

PowerShares Senior Loan Portfolio (BKLN)
Cash Provided by (Used In) Operating Activities:
Net increase (decrease) in net assets resulting from operations	$(108,196,914)

Adjustments to Reconcile the Change in Net Assets from Operations to Net Cash Provided by (Used In) Operating Activities:
Purchases of investments	(2,159,580,926)
Proceeds from disposition of investments sold	3,189,227,282
Amortization of premiums and accretion of discounts on investments	(8,289,488)
Net cash paid for purchases, sales, and maturities of short-term investments	(3,003,765)
Decrease in receivable for investments sold	154,416,453
Decrease in interest receivable	6,096,841
Increase in payable for investments purchased	73,749,604
Decrease in payable for accrued unitary management fees	(851,926)
Net realized loss on investments	70,375,887
Net change in unrealized depreciation on investments	249,175,964

Net cash provided by operating activities	1,463,119,012

Cash Provided by (Used In) Financing Activities:
Distributions paid to shareholders	(212,010,519)
Proceeds from shares of beneficial interest sold	638,401,755
Disbursements for shares of beneficial interest repurchased	(1,738,544,017)
Net proceeds from transaction fees	3,214,983

Net cash used in financing activities	(1,308,937,798)

Net increase in cash and cash equivalents	154,181,214

Cash and cash equivalents at beginning of year	381,348,669

Cash and cash equivalents at end of year	$535,529,883

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15

Financial Highlights

PowerShares Senior Loan Portfolio (BKLN)

	Year Ended October 31,								For the Period March 1, 2011(a) Through October 31, 2011
	2015		2014		2013		2012
Per Share Operating Performance:
Net asset value at beginning of period	$24.43		$24.78		$24.76		$24.05		$25.00
Net investment income(b)	0.92		1.00		1.06		1.21		0.69
Net realized and unrealized gain (loss) on investments	(1.39)		(0.36)		0.04		0.58		(1.05)
Total from investment operations	(0.47)		0.64		1.10		1.79		(0.36)
Distributions to shareholders from:
Net investment income	(0.92)		(1.00)		(1.10)		(1.22)		(0.59)
Return of capital	(0.00	)(c)	(0.00	)(c)	(0.02)		(0.00	)(c)	—
Total distributions	(0.92)		(1.00)		(1.12)		(1.22)		(0.59)
Transaction fees(b)	0.01		0.01		0.04		0.14		—
Net asset value at end of period	$23.05		$24.43		$24.78		$24.76		$24.05
Market price at end of period(d)	$23.01		$24.37		$24.83		$24.83		$24.02
Net Asset Value Total Return(e)	(1.96)%		2.66%		4.70%		8.26%		(1.44	)%(f)
Market Price Total Return(e)	(1.89)%		2.21%		4.61%		8.67%		(1.57	)%(f)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$4,808,978		$6,270,919		$6,064,711		$1,195,811		$165,937
Ratio to average net assets of:
Expenses, after Waivers	0.65	%(g)	0.64%		0.65	%(g)	0.65	%(g)	0.65	%(g)(h)
Expenses, prior to Waivers	0.65	%(g)	0.65%		0.65	%(g)	0.67	%(g)	0.75	%(g)(h)
Net investment income, after Waivers and Interest Expenses	3.82%		4.03%		4.30%		5.00%		4.30	%(h)
Portfolio turnover rate(i)	43%		61%		47%		49%		49%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	Amount represents less than $0.005.
(d)	The mean between the last bid and ask prices.
(e)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(f)	The net asset value total return from Fund Inception (March 3, 2011, the first day of trading on the exchange) to October 31, 2011 was (1.16)%. The market price total return from Fund Inception to October 31, 2011 was (1.84)%.
(g)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment companies’ expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Fund invests in. The effect of the estimated investment companies’ expenses that the Fund bears indirectly is included in the Fund’s total return.
(h)	Annualized.
(i)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16

Notes to Financial Statements

PowerShares Exchange-Traded Fund Trust II

October 31, 2015

Note 1. Organization

PowerShares Exchange-Traded Fund Trust II (the “Trust”) was organized as a Massachusetts business trust on October 10, 2006 and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of October 31, 2015, the Trust offered sixty-six portfolios. This report includes the following portfolio:

Full Name	Short Name
PowerShares Senior Loan Portfolio (BKLN)	“Senior Loan Portfolio”

The portfolio (the “Fund”) represents a separate series of the Trust. The shares of the Fund are referred to herein as “Shares” or “Fund’s Shares.” The Fund’s Shares are listed and traded on NYSE Arca, Inc.

The market price of a Share may differ to some degree from the Fund’s net asset value (“NAV”). Unlike conventional mutual funds, the Fund issues and redeems Shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a “Creation Unit.” Creation Units are issued and redeemed principally in exchange for the deposit or delivery of cash. Except when aggregated in Creation Units by Authorized Participants, the Shares are not individually redeemable securities of the Fund.

The investment objective of the Fund is to seek investment results that generally correspond (before fees and expenses) to the price and yield of the S&P/LSTA U.S. Leveraged Loan 100 Index (the “Underlying Index”).

Note 2. Significant Accounting Policies

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print. The following is a summary of the significant accounting policies followed by the Fund in preparation of the financial statements.

A. Security Valuation

Securities, including restricted securities, are valued according to the following policies:

Variable rate senior loan interests are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining NAV per Share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Securities with a demand feature exercisable within one to seven days are valued at par. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

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Foreign securities’ (including foreign exchange contracts’) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that Invesco PowerShares Capital Management LLC (the “Adviser”) determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith following procedures approved by the Board of Trustees. Issuer-specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors, including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B. Other Risks

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, the Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its Underlying Index, even if that security generally is underperforming.

Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit risk. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. Fixed-income securities with longer maturities typically are more sensitive to changes in interest rates, making them more volatile than securities with shorter maturities. Credit risk refers to the possibility that the issuer of a security will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt. Debt instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings. There is a possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Changing Fixed-Income Market Conditions. The current historically low interest rate environment was created in part by the Federal Reserve Board (“FRB”) and certain foreign central banks keeping the federal funds and equivalent foreign rates at or near zero. There is a risk that interest rates will rise when the FRB and central banks raise these rates. This risk is heightened due to the “tapering” of the FRB’s quantitative easing program and other similar foreign central bank actions, which involve purchasing large quantities of securities issued or guaranteed by the government, its agencies or instrumentalities on the open market. This tapering and eventual increase in the federal funds and equivalent foreign rates may expose fixed-income markets to heightened volatility and reduced liquidity for certain fixed-income investments, particularly those with longer maturities. In addition, decreases in fixed-income dealer market-making capacity may persist in the future, potentially leading to heightened volatility and reduced liquidity in the fixed-income markets. As a result, the value of the Fund’s investments and share price may decline. In addition, because of changing central bank policies, the Fund may experience higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund’s transaction costs and potentially lower the Fund’s returns.

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Non-Diversified Fund Risk. The Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.

Non-Correlation Risk. The Fund’s return may not match the return of its Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to its Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its Underlying Index. Because the Fund issues and redeems Creation Units principally for cash, it will incur higher costs in buying and selling securities than if it issued and redeemed Creation Units principally in-kind. In addition, the performance of the Fund and its Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and its Underlying Index resulting from legal restrictions, cost or liquidity constraints.

Sampling Risk. The Fund’s use of a representative sampling approach will result in the Fund holding a smaller number of securities than are in its Underlying Index. As a result, an adverse development respecting to an issuer of securities held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the securities in its Underlying Index. To the extent the assets in the Fund are smaller, these risks will be greater.

Cash Transaction Risk. Unlike most exchange-traded funds (“ETFs”), the Fund currently effects creations and redemptions principally for cash, rather than primarily in-kind because of the nature of the Fund’s investments. As such, investments in the Fund’s Shares may be less tax efficient than investments in conventional ETFs.

High Yield Securities Risk. High yield securities typically involve greater risk and are less liquid than higher grade issues. Changes in general economic conditions, changes in the financial condition of the issuers and changes in interest rates may adversely impact the ability of issuers of high yield securities to make timely payments of interest and principal.

Risk of Investing in Loans. Investments in loans are subject to interest rate risk and credit risk. Interest rate risk refers to fluctuations in the value of a loan resulting from changes in the general level of interest rates. Credit risk refers to the possibility that the borrower of a loan will be unable and/or unwilling to make timely interest payments and/or repay the principal on its obligation. Default in the payment of interest or principal on a loan will result in a reduction in the value of the loan and consequently a reduction in the value of the Fund’s investments and a potential decrease in the NAV of the Fund. Although the loans in which the Fund will invest generally will be secured by specific collateral, there can be no assurance that such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal or that such collateral could be readily liquidated. In the event of the bankruptcy of a borrower, the Fund’s access to the collateral may be limited by bankruptcy or other insolvency loans and, therefore, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a loan.

There is no organized exchange on which loans are traded and reliable market quotations may not be readily available. Therefore, elements of judgment may play a greater role in valuation of loans than for securities with a more developed secondary market and the Fund may not realize full value in the event of the need to sell a loan. To the extent that a secondary market does exist for certain loans, the market may be subject to volatility, irregular trading activity, wide bid/asked spreads, decreased liquidity and extended trade settlement periods. Some loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the loans to presently existing or future indebtedness of the borrower or take other action detrimental to lenders, including the Fund, such as invalidation of loans or causing interest previously paid to be refunded to the borrower. Investments in loans also are subject to the risk of changes in legislation or state or federal regulations. If such legislation or regulations impose additional requirements or restrictions on the ability of financial institutions to make loans, the availability of loans for investment by the Fund may be adversely affected. Many loans are not registered with the Securities and Exchange Commission (the “SEC”) or any state securities commission and often are not rated by any nationally recognized rating service. Generally, there is less readily available, reliable information about most loans than is the case for many other types of securities. Although a loan may be senior to equity and other debt securities in a borrower’s capital structure, such obligations may be structurally subordinated to obligations of the borrower’s subsidiaries.

C. Cash and Cash Equivalents

For the purposes of the Statement of Cash Flows, the Fund defines Cash and Cash Equivalents as cash (including foreign currency), money market funds and other investments held in lieu of cash and excludes investments made with cash collateral received.

D. Securities Purchased on a When-Issued and Delayed Delivery Basis

The Fund may purchase and sell interests in corporate loans and corporate debt securities and other portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value of the interests or securities at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, it may sell such securities prior to the settlement date.

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E. Federal Income Taxes

The Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute substantially all of the Fund’s taxable earnings to its shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized gains) that is distributed to the shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments for losses deferred due to wash sales and passive foreign investment company adjustments, if any.

The Fund files U.S. federal tax returns and tax returns in certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F. Investment Transactions and Investment Income

Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale or disposition of securities are computed on the specific identified cost basis. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes. Interest income is recorded on the accrual basis. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Realized gains, dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

Other income is comprised primarily of amendment fees which are recorded when received. Amendment fees are received in return for changes in the terms of a loan or note.

Corporate actions (including cash dividends) are recorded net of non-reclaimable foreign tax withholdings on the ex-date.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the Adviser.

G. Country Determination

For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the Adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

H. Expenses

The Fund has agreed to pay an annual unitary management fee to the Adviser. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Fund, including the payments to Invesco Senior Secured Management, Inc. (the “Sub-Adviser”), set-up fees and commitment fees associated with the line of credit and the cost of transfer agency, custody, fund administration, legal, audit and other services, except for advisory fees, distribution fees, if any, brokerage expenses, taxes, interest (including interest expenses associated with the line of credit), litigation expenses and other extraordinary expenses (including acquired fund fees and expenses, if any).

Expenses of the Trust that are excluded from the Fund’s unitary management fee and are directly identifiable to the Fund are applied to the Fund. Expenses of the Trust that are excluded from the Fund’s unitary management fee and that are not readily identifiable to the Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of the Fund.

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To the extent a Fund invests in other investment companies, the expenses shown in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the investment companies in which it invests. The effects of such investment companies’ expenses are included in the realized and unrealized gain or loss on the investments in the investment companies.

I. Dividends and Distributions to Shareholders

The Fund declares and pays dividends from net investment income, if any, to its shareholders monthly and records such dividends on ex-dividend date. Generally, the Fund distributes net realized taxable capital gains, if any, annually in cash and records them on ex-dividend date. Such distributions on a tax basis are determined in conformity with federal income tax regulations, which may differ from GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a tax return of capital at fiscal year-end.

Note 3. Investment Advisory Agreement and Other Agreements

The Trust has entered into an Investment Advisory Agreement with the Adviser on behalf of the Fund, pursuant to which the Adviser has overall responsibility for the selection and ongoing monitoring of the Fund’s investments, managing the Fund’s business affairs and providing certain clerical, bookkeeping and other administrative services, and oversight of the Sub-Adviser.

As compensation for its services, the Fund has agreed to pay the Adviser an annual unitary management fee of 0.65% of the Fund’s average daily net assets. Out of the unitary management fee, the Adviser has agreed to pay substantially all expenses of the Fund, including payments to the Sub-Adviser, set-up fees and commitment fees associated with the Fund’s line of credit and the cost of transfer agency, custody, fund administration, legal, audit and other services, except for advisory fees, distribution fees, if any, brokerage expenses, taxes, interest (including interest expenses associated with the line of credit), litigation expenses and other extraordinary expenses (including acquired fund fees and expenses, if any).

The Adviser has entered into a sub-advisory agreement with the Sub-Adviser. The sub-advisory fee is paid by the Adviser to the Sub-Adviser at the annual rate of 40% of compensation paid to the Adviser from the Fund.

Further, through August 31, 2017, the Adviser has contractually agreed to waive a portion of the Fund’s management fee in an amount equal to 100% of the net advisory fees an affiliate of the Adviser receives that are attributable to certain of the Fund’s investments in money market funds managed by that affiliate (excluding investments of cash collateral from securities lending). The Adviser cannot discontinue this waiver prior to its expiration.

For the fiscal year ended October 31, 2015, the Adviser waived fees of $188,377.

The Trust has entered into a Distribution Agreement with Invesco Distributors, Inc. (the “Distributor”), which serves as the distributor of Creation Units for the Fund. The Distributor does not maintain a secondary market in the Shares. The Fund is not charged any fees pursuant to the Distribution Agreement. The Distributor is an affiliate of the Adviser.

The Adviser has entered into a licensing agreement for the Fund with Standard & Poor’s (the “Licensor”). The Underlying Index name trademark is owned by the Licensor. This trademark has been licensed to the Adviser for use by the Fund. The Fund is entitled to use its Underlying Index pursuant to the Trust’s sub-licensing agreement with the Adviser. The Fund is not sponsored, endorsed, sold or promoted by the Licensor, and the Licensor makes no representation regarding the advisability of investing in the Fund.

The Trust has entered into service agreements whereby The Bank of New York Mellon, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accountant and transfer agent for the Fund.

Note 4. Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.

Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

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The following is a summary of the tiered valuation input levels, as of October 31, 2015. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Investments in Securities
	Level 1	Level 2	Level 3	Total
Variable Rate Senior Loan Interests	$—	$4,001,572,692	$—	$4,001,572,692
Corporate Bonds	—	380,689,589	—	380,689,589
Money Market Fund	231,807,251	—	—	231,807,251

Total Investments	$231,807,251	$4,382,262,281	$—	$4,614,069,532

Note 5. Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2015 and 2014:

	2015	2014
Ordinary Income	211,354,937	277,184,924
Return of Capital	655,582	1,383,016

Tax Components of Net Assets at Fiscal Year-End:

Undistributed Ordinary Income	$—
Net Unrealized Appreciation (Depreciation) Investments	(366,209,871)
Capital Loss Carryforward	(98,314,501)
Shares of Beneficial Interest	5,273,502,863

Total Net Assets	$4,808,978,491

Capital loss carryforwards are calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforwards actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The following table presents available capital loss carryforwards for the Fund as of October 31, 2015.

Post-effective/no expiration
Short-Term	Long-Term	Total*
$45,738,994	$52,575,507	$98,314,501

*	Capital loss carryforwards as of the date listed above are reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

Note 6. Investment Transactions

For the fiscal year ended October 31, 2015, the cost of securities purchased and proceeds from sales of securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) was $2,159,580,926 and $3,189,227,282 respectively.

At October 31, 2015, the aggregate cost and the net unrealized appreciation (depreciation) of investments for tax purposes were as follows:

Aggregate unrealized appreciation of investment securities	$11,198,687
Aggregate unrealized (depreciation) of investment securities	(377,408,558)

Net unrealized appreciation (depreciation) of investment securities	$(366,209,871)

Cost of investments for tax and financial reporting purposes is the same.

Note 7. Trustees’ and Officer’s Fees

Trustees’ and Officer’s Fees include amounts accrued by the Fund to pay remuneration to each Trustee who is not an “interested person” as defined in the 1940 Act (an “Independent Trustee”) and an Officer of the Trust. The Adviser, as a result of the unitary management fee, pays for such compensation. The Trustee who is an “interested person” of the Trust does not receive any Trustees’ fees.

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The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, an Independent Trustee who has executed a Deferred Fee Agreement (a “Participating Trustee”) may defer receipt of all or a portion of his compensation (“Deferral Fees”). Such Deferral Fees are deemed to be invested in select PowerShares Funds. The Deferral Fees payable to the Participating Trustee are valued as of the date such Deferral Fees would have been paid to the Participating Trustee. The value increases with contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected. Obligations under the Plan represent unsecured claims against the general assets of the Fund.

Note 8. Senior Loan Participation Commitments

The Fund may invest in participations, assignments, or act as a party to the primary lending syndicate of a Senior Loan interest to corporations, partnerships, and other entities. When the Fund purchases a participation of a Senior Loan interest, the Fund typically enters into a contractual agreement with the lender or other third party selling the participation, but not with the borrower directly. As such, the Fund assumes the credit risk of the borrower, selling participant or other persons interpositioned between the Fund and the borrower.

During the fiscal year ended October 31, 2015, there were no interests in Senior Loans purchased by the Fund on a participation basis.

Note 9. Borrowing

The Fund is a party to a committed line of credit facility with a syndicate administered by State Street Bank and Trust Company. Effective June 2, 1015, the Fund may borrow up to the lesser of (1) $600,000,000 or (2) the limits set by its prospectus for borrowings. The Adviser, on behalf of the Fund, pays a commitment fee of 0.15% and an upfront fee of 0.05% on the amount of the commitment that has not been utilized. Prior to June 2, 2015, the Fund could borrow up to the lesser of (1) $650,000,000 or (2) the limits set by its prospectus for borrowings, and the Adviser paid a commitment fee of 0.125% and an upfront fee of 0.05% on the committed amount. In case of borrowings from the line of credit, the Fund pays the associated interest expenses.

During the fiscal year ended October 31, 2015, there were no outstanding borrowings from the line of credit.

Note 10. Capital

Shares are created and redeemed by the Fund only in Creation Units of 100,000 Shares. Only Authorized Participants are permitted to purchase or redeem Creation Units from the Fund. Unlike most ETFs, the Fund currently effects creations and redemptions principally in exchange for the deposit or delivery of cash, rather than principally in exchange for the deposit or delivery of a basket of securities (“Deposit Securities”) because of the nature of the Fund’s investments.

To the extent that the Fund permits transactions in exchange for Deposit Securities, the Fund may issue Shares in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. In accordance with the Trust’s Participant Agreement, Creation Units will be issued to an Authorized Participant, notwithstanding the fact that the corresponding Deposit Securities have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Adviser may change from time to time, of the value of the missing Deposit Securities.

The Fund charges certain transaction fees for creations and redemptions, which are treated as increases in capital, which are shown in the Statement of Changes in Net Assets as Transaction fees.

Transactions in the Fund’s Shares are disclosed in detail in the Statement of Changes in Net Assets.

Note 11. Indemnifications

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Independent Trustee is also indemnified against certain liabilities arising out of the performance of his duties to the Trust pursuant to an Indemnification Agreement between the Independent Trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust believes the risk of loss to be remote.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of PowerShares Exchange-Traded Fund Trust II:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets, and of cash flows and the financial highlights present fairly, in all material respects, the financial position of PowerShares Senior Loan Portfolio (a portfolio of PowerShares Exchange-Traded Fund Trust II, hereafter referred to as the “Fund”) at October 31, 2015, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2015 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations of security purchases have not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Chicago, IL

December 23, 2015

24

Fees and Expenses

As a shareholder of the PowerShares Senior Loan Portfolio (the “Fund”), a series of the PowerShares Exchange-Traded Fund Trust II, you incur a unitary management fee. In addition to the unitary management fee, a shareholder may pay distribution fees, if any, brokerage expenses, taxes, interest (including interest expenses associated with the line of credit), litigation expenses and other extraordinary expenses (including acquired fund fees and expenses, if any). The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended October 31, 2015.

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. The amount of fees and expenses incurred indirectly by the Fund will vary because the investment companies have varied expenses and fee levels and the Fund may own different proportions of the investment companies at different times. Estimated investment companies’ expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Fund invests in. The effect of the estimated investment companies’ expenses that the Fund bears indirectly is included in the Fund’s total return.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as sales charges and brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
PowerShares Senior Loan Portfolio (BKLN)
Actual	$1,000.00	$970.94	0.65%	$3.23
Hypothetical (5% return before expenses)	1,000.00	1,021.93	0.65	3.31

(1)	Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-month period ended October 31, 2015. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 184/365. Expense ratios for the most recent six-month period may differ from expense ratios based on the annualized data in the Financial Highlights.

25

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different the maximum amount allowable for the fiscal year ended October 31, 2015:

Qualified Dividend Income*	0%
Corporate Dividends Received Deduction*	0%
Qualified Interest Income*	100%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

26

Trustees and Officers

The Independent Trustees, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex overseen by each Independent Trustee and the other directorships, if any, held by each Independent Trustee are shown below.

The Trustees and officers information is current as of October 31, 2015.

Name, Address and Year of Birth of Independent Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustee	Other Directorships Held by Independent Trustee During the Past 5 Years
Ronn R. Bagge - 1958 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Nominating and Governance Committee and Trustee	Chairman of the Nominating and Governance Committee and Trustee since 2007	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).	125	None

Todd J. Barre - 1957 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2010	Assistant Professor of Business, Trinity Christian College (2010-Present); formerly Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	125	None

Marc M. Kole - 1960 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Audit Committee and Trustee	Chairman of the Audit Committee since 2008; Trustee since 2007	Senior Director of Finance, By The Hand Club for Kids (2015-Present); Formerly: Chief Financial Officer, Hope Network (social services) (2008-2012); Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Senior Vice President of Finance, United Healthcare (2004-2005); Chief Accounting Officer, Senior Vice President of Finance, Oxford Health Plans (2000-2004); Audit Partner, Arthur Andersen LLP (1996-2000).	125	None

Yung Bong Lim - 1964 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Investment Oversight Committee and Trustee	Chairman of the Investment Oversight Committee since 2014; Trustee since 2013	Managing Partner, Residential Dynamics Group LLC (2008-Present); formerly, Managing Director, Citadel Investment Group, L.L.C. (1999-2007).	125	None

*	This is the date the Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all exchange-traded fund trusts (including all of their portfolios) advised by the Adviser. At October 31, 2015, the “Fund Family” consisted of the Trust’s 66 portfolios and four other exchange-traded fund trusts with 59 portfolios advised by the Adviser.

27

Trustees and Officers (continued)

Name, Address and Year of Birth of Independent Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustee	Other Directorships Held by Independent Trustee During the Past 5 Years
Philip M. Nussbaum - 1961 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2007	Chairman, Performance Trust Capital Partners (2004-Present).	125	None

Gary R. Wicker - 1961 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2013	Senior Vice President of Global Finance and Chief Financial Officer at RBC Ministries (publishing company) (2013-Present); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (A division of Harper Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005-2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider).	125	None

Donald H. Wilson - 1959 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Board and Trustee	Chairman since 2012; Trustee since 2007	Chairman and Chief Executive Officer, Stone Pillar Advisors, Ltd. (2010-Present); formerly, Chairman, President and Chief Executive Officer, Community Financial Shares, Inc. and Community Bank – Wheaton/Glen Ellyn (subsidiary) (2013-2015); Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	125	None

*	This is the date the Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all exchange-traded fund trusts (including all of their portfolios) advised by the Adviser. At October 31, 2015, the “Fund Family” consisted of the Trust’s 66 portfolios and four other exchange-traded fund trusts with 59 portfolios advised by the Adviser.

28

Trustees and Officers (continued)

The Trustee who is an “interested person” (the “Non-Independent Trustee”) and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by the Non-Independent Trustee and the other directorships, if any, held by the Non-Independent Trustee are shown below.

Name, Address and Year of Birth of Non-Independent Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Non-Independent Trustee	Other Directorships Held by Non-Independent Trustee During the Past 5 Years
Kevin M. Carome - 1956 Invesco Ltd. Two Peachtree Pointe, 1555 Peachtree St., N.E., Suite 1800 Atlanta, GA 30309	Trustee	Since 2010	Senior Managing Director, Secretary and General Counsel, Invesco Ltd. (2006-Present); Director, Invesco Advisers, Inc. (2009-Present); Director, Invesco Finance PLC, INVESCO Funds Group, Inc., and Invesco Holding Company Limited; Director and Executive Vice President, Invesco Finance, Inc., Invesco Group Services, Inc., Invesco Investments (Bermuda) Ltd., Invesco North American Holdings, Inc., and IVZ, Inc. and Invesco Asset Management (Bermuda) Ltd.; Manager, Horizon Flight Works LLC; Director and Secretary, IVZ Bahamas Private Limited; formerly, Senior Vice President, Secretary and General Counsel, Invesco Advisers, Inc. (2003-2005); Senior Vice President and General Counsel, Liberty Financial Companies, Inc. (2000-2001); General Counsel of certain investment management subsidiaries of Liberty Financial Companies, Inc. (1998-2000); Associate General Counsel, Liberty Financial Companies, Inc. (1993-1998); Associate, Ropes & Gray LLP.	125	None

*	This is the date the Non-Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all exchange-traded fund trusts (including all of their portfolios) advised by the Adviser. At October 31, 2015, the “Fund Family” consisted of the Trust’s 66 portfolios and four other exchange-traded fund trusts with 59 portfolios advised by the Adviser.

29

Trustees and Officers (continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Andrew Schlossberg - 1974 Invesco Management Group, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046	President	Since 2009	President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2009-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Managing Director – U.S. Strategy and Marketing (2010-Present) and Principal Executive Officer (2015-Present), Invesco PowerShares Capital Management LLC; Managing Director, Head of U.S. Retail Distribution (2012-Present) and Global ETFs (2010-Present) for Invesco Ltd.; and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2009-Present); formerly, Mr. Schlossberg served in multiple roles within Invesco, including head of corporate development, as well as global leadership roles in strategy and product development in the company’s North American Institutional and Retirement divisions (2002-2007), Managing Director, U.S. head of business strategy and chief marketing officer for Invesco Ltd. in the United States (2008-2012) and Director, Invesco Distributors, Inc. (2012-2015).

Peter Hubbard - 1981 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2009	Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2009-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Vice President and Director of Portfolio Management—Invesco PowerShares Capital Management LLC (2008-Present); formerly, Portfolio Manager, Invesco PowerShares Capital Management LLC (2007-2008); Research Analyst, Invesco PowerShares Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

David Warren - 1957 Invesco Canada Ltd. 5140 Yonge Street Suite 800 Toronto, Ontario M2N 6X7	Vice President	Since 2009	Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2009-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Managing Director – Chief Administrative Officer, Americas, Invesco PowerShares Capital Management LLC; Senior Vice President, Invesco Advisers, Inc. (2009–Present); Director, Executive Vice President and Chief Financial Officer, Invesco Inc. (2009–Present); Senior Vice President, Invesco Management Group, Inc. (2007–Present); Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) and Chief Administrative Officer, North American Retail, Invesco Ltd. (2007-Present); Director, Invesco Canada Holdings Inc. (2002–Present), Invesco Corporate Class Inc., and Invesco Canada Fund Inc.; Director, Invesco Financial Services Ltd. and Trimark Investments Ltd. (2014-Present); formerly, Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) (2000-2006).

Sheri Morris - 1964 Invesco Management Group, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Vice President	Since 2012	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2009-Present) and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2012-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); formerly, Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust (2011-2013); Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

*	This is the date the Officers began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

30

Trustees and Officers (continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Rudolf E. Reitmann - 1971 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2013	Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2013-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Head of Global Exchange Traded Funds Operations, Invesco PowerShares Capital Management LLC (2013-Present).

Daniel E. Draper - 1968 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2013	Senior Vice President, Invesco Distributors, Inc. (2014-Present); Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2013-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Managing Director, Invesco PowerShares Capital Management LLC (2013-Present); formerly, Managing Director, Credit Suisse Asset Management (2010–2013) and Lyxor Asset Management/Societe Generale (2007–2010).

Steven M. Hill -1964 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President and Treasurer	Since 2013	Vice President and Treasurer of PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2013-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Head of Global ETF Administration, Invesco PowerShares Capital Management LLC (2011-Present); Principal Financial and Accounting Officer – Investment Pools, Invesco PowerShares Capital Management LLC (2015-Present); formerly, Senior Managing Director and Chief Financial Officer, Destra Capital Management LLC and its subsidiaries (2010-2011); Chief Financial Officer, Destra Investment Trust and Destra Investment Trust II (2010-2011); Senior Managing Director, Claymore Securities, Inc. (2003-2010); and Chief Financial Officer, Claymore sponsored mutual funds (2003-2010).

Christopher Joe - 1969 Invesco PowerShares Capital Management LLC 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Chief Compliance Officer	Since 2012	Chief Compliance Officer of Invesco PowerShares Capital Management LLC (2015-Present); Chief Compliance Officer of PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2012-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); formerly, Chief Compliance Officer, Invesco Investment Advisers, LLC (registered investment adviser) (2010–2013), U.S. Compliance Director, Invesco, Ltd. (2006-2014) and Deputy Chief Compliance Officer of Invesco Advisers, Inc. (2014-2015).

Anna Paglia - 1974 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Secretary	Since 2011	Secretary, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2011-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Head of Legal (2010-Present) and Secretary (2015-Present), Invesco PowerShares Capital Management LLC; formerly, Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010); Associate Counsel at Barclays Global Investors Ltd. (2004-2006).

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request at (800) 983-0903.

*	This is the date the Officers began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

31

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Proxy Voting Policies and Procedures

A description of the Trust’s proxy voting policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 983-0903. This information is also available on the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov.

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request, by (i) calling (800) 983-0903; or (ii) accessing the Trust’s Form N-PX on the Commission’s website at www.sec.gov.

Quarterly Portfolios

The Trust files its complete schedule of portfolio holdings for the Fund with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Frequency Distribution of Discounts and Premiums

A table showing the number of days the market price of the Fund’s shares was greater than the Fund’s net asset value, and the number of days it was less than the Fund’s net asset value (i.e., premium or discount) for the most recently completed calendar year, and the calendar quarters since that year end (or the life of the Fund, if shorter) may be found at the Fund’s website at www.invescopowershares.com.

©2015 Invesco PowerShares Capital Management LLC		P-BKLN-AR-1
3500 Lacey Road, Suite 700 Downers Grove, IL 60515
invescopowershares.com 800.983.0903	@PowerShares

October 31, 2015

2015 Annual Report to Shareholders

XRLV	PowerShares S&P 500® ex-Rate Sensitive Low Volatility Portfolio

SPHB	PowerShares S&P 500® High Beta Portfolio

SPHD	PowerShares S&P 500® High Dividend Low Volatility Portfolio (formerly, PowerShares S&P 500® High Dividend Portfolio)

SPLV	PowerShares S&P 500® Low Volatility Portfolio

SPMO	PowerShares S&P 500 Momentum Portfolio

SPVU	PowerShares S&P 500 Value Portfolio

EEHB	PowerShares S&P Emerging Markets High Beta Portfolio

EELV	PowerShares S&P Emerging Markets Low Volatility Portfolio

IDHB	PowerShares S&P International Developed High Beta Portfolio

IDLV	PowerShares S&P International Developed Low Volatility Portfolio

XMLV	PowerShares S&P MidCap Low Volatility Portfolio

XSLV	PowerShares S&P SmallCap Low Volatility Portfolio

The Market Environment	3

Manager’s Analysis	4

S&P 500® Portfolios

Schedules of Investments

PowerShares S&P 500® ex-Rate Sensitive Low Volatility Portfolio (XRLV)	28

PowerShares S&P 500® High Beta Portfolio (SPHB)	30

PowerShares S&P 500® High Dividend Low Volatility Portfolio (SPHD) (formerly, PowerShares S&P 500® High Dividend Portfolio)	32

PowerShares S&P 500® Low Volatility Portfolio (SPLV)	33

PowerShares S&P 500 Momentum Portfolio (SPMO)	35

PowerShares S&P 500 Value Portfolio (SPVU)	37

PowerShares S&P Emerging Markets High Beta Portfolio (EEHB)	39

PowerShares S&P Emerging Markets Low Volatility Portfolio (EELV)	42

PowerShares S&P International Developed High Beta Portfolio (IDHB)	45

PowerShares S&P International Developed Low Volatility Portfolio (IDLV)	48

PowerShares S&P MidCap Low Volatility Portfolio (XMLV)	51

PowerShares S&P SmallCap Low Volatility Portfolio (XSLV)	53

Statements of Assets and Liabilities	56

Statements of Operations	58

Statements of Changes in Net Assets	60

Financial Highlights	64

Notes to Financial Statements	72

Report of Independent Registered Public Accounting Firm	82

Fees and Expenses	83

Tax Information	85

Trustees and Officers	86

Board Considerations Regarding Approval of Investment Advisory Agreement for PowerShares S&P 500 Momentum Portfolio and PowerShares S&P 500 Value Portfolio	91

Board Considerations Regarding Approval of Investment Advisory Agreement for PowerShares Russell 1000 Low Beta Equal Weight Portfolio, PowerShares FTSE International Low Beta Equal Weight Portfolio and PowerShares DWA Tactical Sector Rotation Portfolio	92

2

The Market Environment

US Equity

The US economy improved slowly, but steadily, during the fiscal year ended October 31, 2015—although the health of individual economic sectors varied dramatically. The headline story was the continued slowdown in energy markets, as oil prices plummeted when too much supply overwhelmed slowing global demand. However, the more subtle story, which drove the economy forward during the fiscal year, was the improved position of the US consumer.

As the reporting period began in late 2014, economic growth appeared to be stronger in the US than in the rest of the world. US equity markets were recovering from the initial crash of oil prices when OPEC added additional uncertainty by deciding to maintain high production despite low prices and slowing global growth. In this environment, commodity-based economies and most currencies underperformed those of the US. The continued strengthening of the US consumer led US equity markets higher through the spring. Continued low interest rates, the increasing availability of credit from lenders and an improving employment picture all contributed to higher consumer confidence. This strength also helped the markets overcome fears that Greece and the eurozone would fail to reach an agreement on a financial bailout plan. In the summer of 2015, however, US equity markets moved sharply lower. A significant downturn in China’s financial markets and weak global economic growth led the US Federal Reserve to delay raising interest rates, which, in turn, increased investor uncertainty and market volatility. In October, however, US markets rallied, recovering from their earlier decline and finishing higher for the fiscal year.

Global Equity

International markets experienced increased volatility during the fiscal year ended October 31, 2015, driven largely by the continued slowdown in energy markets and the economic downturn in China. Developed markets were generally able to withstand these headwinds, even as more fragile emerging markets began to falter.

As the reporting period began in late 2014, international equity markets moved higher, although economic growth appeared to be somewhat stronger in the US than in the rest of the world. Equity markets globally were recovering from the initial crash of oil prices when OPEC added additional uncertainty by deciding to maintain high production despite low prices and slowing global growth. In this environment, commodity-based economies and most currencies underperformed those of the US.

Global markets were rattled again amid growing concerns that Greece and the eurozone would fail to reach an agreement on a financial bailout plan. However, those fears subsided when a bailout was ultimately approved. The eurozone also benefited from generally positive economic data, which helped markets weather subsequent economic volatility.

In the summer of 2015, fears of a potential economic slowdown in China dominated headlines. The combination of a slowing Chinese economy, a sharp sell-off in domestic Chinese equities and the devaluation of China’s currency, the renminbi, contributed to a strong correction in global equity markets. Emerging markets, in particular, were hard hit by events in China and by continued weak commodity prices—as well as by the US Federal Reserve’s decision to delay raising interest rates, which increased investor uncertainty and market volatility.

3

XRLV	Manager’s Analysis
PowerShares S&P 500® ex-Rate Sensitive Low Volatility Portfolio (XRLV)

As an index fund, the PowerShares S&P 500® ex-Rate Sensitive Low Volatility Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the S&P 500® Low Volatility Rate Response Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks that comprise the Index.

S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Index. Strictly in accordance with its guidelines and mandated procedures, S&P DJI identifies from the S&P 500® Index (the “Benchmark Index”) the 400 securities with the highest interest rate sensitivity to changes in the 10 year U.S. treasury rate over the past 60 months. From those securities, S&P DJI selects for inclusion in the Index the 100 securities with the lowest volatility over the past 12 months. Volatility is a statistical measurement of the magnitude of up and down asset price fluctuations (increases or decreases in a stock’s price) over time. S&P DJI weights the 100 securities within the Index based upon the inverse of each security’s volatility, with the least volatile securities receiving the highest weights in the Index. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the index.

The Fund commenced investment operations on April 6, 2015 and began trading on April 9, 2015. During the period from inception to October 31, 2015, on a market price basis, the Fund returned 1.78%. On a net asset value (“NAV”) basis, the Fund returned 1.62%. During the same time period, the Index returned 1.79%. During the fiscal period, the Fund fully replicated the components of the Index; therefore, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the Benchmark Index returned 0.55%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 500 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall U.S. stock market. The performance of the Fund differed from the Benchmark Index in part because the Fund attempts to track an Index that is a subset of the Benchmark Index, consisting of the 100 securities within the Benchmark Index that historically have had the highest sensitivity to interest rate movements and the lowest volatility.

Relative to the Benchmark Index, the Fund was most overweight in the financials sector and most underweight in the information technology sector during the fiscal period ended October 31, 2015. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to a smaller allocation to the energy sector than the Benchmark Index, as well as stock selection within and allocation to the financials sector.

For the fiscal period ended October 31, 2015, the consumer staples sector contributed most significantly to the Fund’s return, followed by the financials and information technology sectors, respectively. The materials sector detracted most significantly from the Fund’s return, followed by the health care sector.

Positions that contributed most significantly to the Fund’s return included Assurant, Inc., a financials company (portfolio average weight of 0.98%), and Progressive Corp. (The), a financials company (portfolio average weight of 1.16%). Positions that detracted most significantly from the Fund’s return included McKesson Corp., a health care company (portfolio average weight of 0.70%), and Monsanto Co., a materials company (portfolio average weight of 0.87%).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2015
Financials	32.3
Industrials	20.6
Consumer Staples	15.8
Health Care	14.4
Consumer Discretionary	5.8
Information Technology	5.4
Materials	3.6
Telecommunication Services	1.1
Energy	0.9
Other Assets Less Liabilities	0.1

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of October 31, 2015
Security
PepsiCo, Inc.	1.3
Plum Creek Timber Co., Inc. REIT	1.2
ACE Ltd.	1.2
Paychex, Inc.	1.2
Procter & Gamble Co. (The)	1.2
Republic Services, Inc.	1.2
Progressive Corp. (The)	1.2
Marsh & McLennan Cos., Inc.	1.2
Waste Management, Inc.	1.2
Travelers Cos., Inc. (The)	1.1
Total	12.0

4

PowerShares S&P 500® ex-Rate Sensitive Low Volatility Portfolio (XRLV) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2015

Fund Inception†
Index	Cumulative
S&P 500® Low Volatility Rate Response Index	1.79%
S&P 500® Index	0.55
Fund
NAV Return	1.62
Market Price Return	1.78

Fund Inception: April 9, 2015

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.25% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

5

SPHB	Manager’s Analysis
PowerShares S&P 500® High Beta Portfolio (SPHB)

As an index fund, the PowerShares S&P 500® High Beta Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the S&P 500® High Beta Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks that comprise the Index.

S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Index. Strictly in accordance with its existing guidelines and mandated procedures, S&P DJI selects 100 securities from the S&P 500® Index (the “Benchmark Index”) for inclusion in the Index that have the highest sensitivity to market movements, or “beta,” over the past 12 months as determined by the Index Provider. Beta is a measure of relative risk and is the rate of change of a security’s price. S&P DJI weights the 100 securities within the Index based upon each security’s beta, with the highest beta securities receiving the highest weights in the Index. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2015, on a market price basis, the Fund returned (6.47)%. On a net asset value (“NAV”) basis, the Fund returned (6.56)%. During the same time period, the Index returned (6.30)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the Benchmark Index returned 5.20%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 500 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall U.S. stock market.

Relative to the Benchmark Index, the Fund was most overweight in the industrials sector and most underweight in the consumer staples sector during the fiscal year ended October 31, 2015. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to stock selection within and allocation to the industrials sector and a higher allocation to the energy sector than the Benchmark Index, as well as stock selection within the energy sector.

For the fiscal year ended October 31, 2015, the consumer discretionary sector contributed most significantly to the Fund’s return, followed by the information technology sector. The energy sector detracted most significantly from the Fund’s return, followed by the industrials and financials sectors, respectively.

Positions that contributed most significantly to the Fund’s return included Expedia, Inc., Class A, a consumer discretionary company (portfolio average weight of 1.08%), and Southwest Airlines Co., an industrials company (portfolio average weight of 0.73%). Positions that detracted most significantly from the Fund’s return included Chesapeake Energy Corp., an energy company (portfolio average weight of 0.6%), and Micron Technology, Inc., an information technology company (portfolio average weight of 1.18%).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2015
Energy	22.4
Information Technology	19.0
Industrials	16.6
Consumer Discretionary	13.5
Financials	12.6
Health Care	8.1
Materials	7.8
Money Market Fund Plus Other Assets Less Liabilities	(0.0)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2015
Security
Freeport-McMoRan, Inc.	1.5
Newfield Exploration Co.	1.5
First Solar, Inc.	1.5
United Rentals, Inc.	1.5
TripAdvisor, Inc., Class A	1.4
Harman International Industries, Inc.	1.4
LyondellBasell Industries NV, Class A	1.3
Cameron International Corp.	1.3
Micron Technology, Inc.	1.3
SanDisk Corp.	1.3
Total	14.0

*	Excluding money market fund holdings.

6

PowerShares S&P 500® High Beta Portfolio (SPHB) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2015

	1 Year	3 Years Average Annualized	3 Years Cumulative	Fund Inception†
Index				Average Annualized	Cumulative
S&P 500® High Beta Index	(6.30)%	16.98%	60.09%	7.32%	37.29%
S&P 500® Index	5.20	16.20	56.89	12.77	71.44
Fund
NAV Return	(6.56)	16.64	58.69	7.01	35.56
Market Price Return	(6.47)	16.71	58.98	7.05	35.79

Fund Inception: May 5, 2011

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.25% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

7

SPHD	Manager’s Analysis
PowerShares S&P 500® High Dividend Low Volatility Portfolio (SPHD)

Effective after the close of markets on September 24, 2015, the Fund’s name changed from PowerShares S&P 500® High Dividend Portfolio to PowerShares S&P 500® High Dividend Low Volatility Portfolio. There was no change to its investment objective and investment policies.

As an index fund, the PowerShares S&P 500® High Dividend Low Volatility Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the S&P 500® Low Volatility High Dividend Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks that comprise the Index.

S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Index, which is composed of 50 securities in the S&P 500® Index (the “Benchmark Index”) that historically have provided high dividend yields with lower volatility. Strictly in accordance with its guidelines and mandated procedures, S&P DJI identifies from the Benchmark Index the 75 securities with the highest dividend yields over the past 12 months, with no one sector within the Benchmark Index allowed to contribute more than 10 securities. From those securities, S&P DJI selects for inclusion in the Index the 50 securities with the lowest volatility over the past 12 months. Volatility is a statistical measurement of the magnitude of up and down asset price fluctuations (increases or decreases in a stock’s price) over time. The Index Provider weights each of the constituent securities in the Index by its dividend yield, with the highest dividend yielding securities receiving the highest weights. The Fund generally invests in all of the securities comprising its Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2015, on a market price basis, the Fund returned 7.20%. On a net asset value (“NAV”) basis, the Fund returned 7.07%. During the same time period, the Index returned 7.42%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during that period.

During this same time period, the Benchmark Index returned 5.20%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 500 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall U.S. stock market.

The performance of the Fund differed from the Benchmark Index in part because the Fund attempts to track an Index that is a subset of the Benchmark Index, consisting of the 50 securities within the Benchmark Index that historically have provided high dividend yields with lower volatility.

Relative to the Benchmark Index, the Fund was most overweight in the utilities sector and most underweight in the information technology sector during the fiscal year ended October 31, 2015. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to stock selection within and allocation to the consumer staples sector, as well as stock selection within the industrials sector.

For the fiscal year ended October 31, 2015, the consumer staples sector contributed most significantly to the Fund’s return, followed by the consumer discretionary and utilities sectors, respectively. The energy sector detracted most significantly from the Fund’s return, followed by the telecommunication services and materials sectors, respectively.

Positions that contributed most significantly to the Fund’s return included Kraft Heinz Co., a consumer staples company (no longer held at fiscal year-end), and Reynolds American, Inc., a consumer staples company (portfolio average weight of 2.38%). Positions that detracted most significantly from the Fund’s return included CenturyLink, Inc., a telecommunication services company (portfolio average weight of 2.79%), and Ensco PLC, Class A, an energy company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2015
Utilities	24.3
Financials	19.5
Consumer Staples	16.4
Industrials	9.8
Telecommunication Services	7.6
Health Care	6.9
Consumer Discretionary	5.0
Energy	4.1
Information Technology	3.3
Materials	3.0
Other Assets Less Liabilities	0.1

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of October 31, 2015
Security
TECO Energy, Inc.	3.0
CenturyLink, Inc.	2.9
HCP, Inc. REIT	2.8
AGL Resources, Inc.	2.7
PPL Corp.	2.7
Baxter International, Inc.	2.6
Southern Co. (The)	2.5
Realty Income Corp. REIT	2.5
Philip Morris International, Inc.	2.5
CenterPoint Energy, Inc.	2.4
Total	26.6

8

PowerShares S&P 500® High Dividend Low Volatility Portfolio (SPHD) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2015

	1 Year	3 Years Average Annualized	3 Years Cumulative	Fund Inception†
Index				Average Annualized	Cumulative
S&P 500® Low Volatility High Dividend Index	7.42%	14.46%	49.96%	13.39%	46.44%
S&P 500® Index	5.20	16.20	56.89	14.81	52.06
Fund
NAV Return	7.07	14.09	48.49	13.02	45.01
Market Price Return	7.20	14.13	48.65	13.06	45.17

Fund Inception: October 18, 2012

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.30% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

9

SPLV	Manager’s Analysis
PowerShares S&P 500® Low Volatility Portfolio (SPLV)

As an index fund, the PowerShares S&P 500® Low Volatility Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the S&P 500® Low Volatility Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks that comprise the Index.

S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Index. Strictly in accordance with its existing guidelines and mandated procedures, S&P DJI selects 100 securities from the S&P 500® Index (the “Benchmark Index”) for inclusion in the Index that have the lowest realized volatility over the past 12 months as determined by the Index Provider. Volatility is a statistical measurement of the magnitude of up and down asset price fluctuations (increases or decreases in a stock’s price) over time. S&P DJI weights the 100 securities within the Index based upon the inverse of each security’s volatility, with the least volatile securities receiving the highest weights in the Index. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2015, on a market price basis, the Fund returned 7.39%. On a net asset value (“NAV”) basis, the Fund returned 7.28%. During the same time period, the Index returned 7.56%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the Benchmark Index returned 5.20%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 500 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall U.S. stock market.

The performance of the Fund differed from the Benchmark Index in part because the Fund attempts to track an Index that is a subset of the Benchmark Index, consisting of the 100 securities within the Benchmark Index that have the lowest realized volatility over the past 12 months.

Relative to the Benchmark Index, the Fund was most overweight in the financials sector and most underweight in the information technology sector during the fiscal year ended October 31, 2015. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to a smaller allocation to the energy sector and stock selection within the financials sector.

For the fiscal year ended October 31, 2015, the financials sector contributed most significantly to the Fund’s return, followed by the consumer staples and industrials sectors, respectively. The materials sector detracted most significantly from the Fund’s return, followed by the energy and telecommunication services sectors, respectively.

Positions that contributed most significantly to the Fund’s return included Chubb Corp., a financials company (no longer held at fiscal year-end), and Progressive Corp. (The), a financials company (portfolio average weight of 1.04%). Positions that detracted most significantly from the Fund’s return included Monsanto Co., a materials company (no longer held at fiscal year-end), and Wal-Mart Stores, Inc., a consumer staples company (portfolio average weight of 1.03%).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2015
Financials	34.9
Consumer Staples	21.7
Industrials	14.8
Health Care	10.6
Consumer Discretionary	5.2
Utilities	4.5
Information Technology	4.3
Telecommunication Services	2.2
Materials	1.8
Other Assets Less Liabilities	0.0

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of October 31, 2015
Security
PepsiCo, Inc.	1.2
Plum Creek Timber Co., Inc. REIT	1.2
ACE Ltd.	1.2
Paychex, Inc.	1.2
Procter & Gamble Co. (The)	1.2
Republic Services, Inc.	1.2
Progressive Corp. (The)	1.1
Marsh & McLennan Cos., Inc.	1.1
Waste Management, Inc.	1.1
Travelers Cos., Inc. (The)	1.1
Total	11.6

10

PowerShares S&P 500® Low Volatility Portfolio (SPLV) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2015

	1 Year	3 Years Average Annualized	3 Years Cumulative	Fund Inception†
Index				Average Annualized	Cumulative
S&P 500® Low Volatility Index	7.56%	14.17%	48.84%	13.61%	77.25%
S&P 500® Index	5.20	16.20	56.89	12.77	71.44
Fund
NAV Return	7.28	13.88	47.69	13.30	75.17
Market Price Return	7.39	13.93	47.86	13.34	75.45

Fund Inception: May 5, 2011

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.25% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

11

SPMO	Manager’s Analysis
PowerShares S&P 500 Momentum Portfolio (SPMO)

As an index fund, the PowerShares S&P 500 Momentum Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the S&P 500 Momentum Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks that comprise the Index.

S&P Dow Jones Indices LLC (the “Index Provider”) compiles, maintains and calculates the Index. Strictly in accordance with its existing guidelines and mandated procedures, the Index Provider selects approximately 100 stocks from the S&P 500® Index (the “Benchmark Index”) that have the highest “momentum score.” In general, momentum is the tendency of an investment to exhibit persistence in its relative performance; a “momentum style” of investing emphasizes investing in securities that have had better recent performance compared to other securities. The momentum score for each security included in the Index is based on upward price movements of the security as compared to other eligible securities within the Benchmark Index.

The Index Provider calculates the momentum score of each stock in the Benchmark Index by evaluating the percentage change in the stock’s price over the last 12 months, excluding the most recent month and then selects the 100 stocks with the highest momentum score for inclusion in the Index using a modified market capitalization-weighted strategy. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

The Fund commenced investment operations on October 6, 2015 and began trading on October 9, 2015. During the period from inception to October 31, 2015, on a market price basis, the Fund returned 3.77%. On a net asset value (“NAV”) basis, the Fund returned 3.62%. During the same time period, the Index returned 3.65%. During the fiscal period, the Fund fully replicated the components of the Index; therefore, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred.

During this same time period, the Benchmark Index returned 3.26%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 500 securities.

The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall U.S. stock market. The performance of the Fund differed from the Benchmark Index primarily due to the Fund’s thematic objective and proprietary weighting methodology.

Relative to the Benchmark Index, the Fund was most overweight in the consumer discretionary sector and most underweight in the energy sector during the fiscal period ended October 31, 2015.

The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to the stock selection in the health care and consumer discretionary sectors.

For the fiscal period ended October 31, 2015, the health care sector contributed most significantly to the Fund’s return, followed by the consumer discretionary and industrials sectors, respectively. The consumer staples sector detracted most significantly from the Fund’s return, followed by the financials sector.

Positions that contributed most significantly to the Fund’s return included Amazon.com, Inc., a consumer discretionary company (portfolio average weight of 4.29%), and Starbucks Corp., a consumer discretionary company (portfolio average weight of 2.41%). Positions that detracted most significantly from the Fund’s return included Mallinckrodt PLC, a health care company (portfolio average weight of 0.41%), and Amgen, Inc., a health care company (portfolio average weight of 2.58%).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2015
Consumer Discretionary	33.2
Health Care	27.3
Consumer Staples	17.4
Information Technology	11.0
Industrials	4.9
Financials	4.7
Materials	1.2
Energy	0.3
Other Assets Less Liabilities	0.0

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of October 31, 2015
Security
Amazon.com, Inc.	6.0
Walt Disney Co. (The)	4.8
Pfizer, Inc.	4.7
Home Depot, Inc. (The)	4.3
CVS Health Corp.	3.9
Visa, Inc., Class A	3.6
Altria Group, Inc.	3.2
UnitedHealth Group, Inc.	3.0
Allergan PLC	2.9
Starbucks Corp.	2.8
Total	39.2

12

PowerShares S&P 500 Momentum Portfolio (SPMO) (continued)

Fund Performance History as of October 31, 2015

Fund Inception†
Index	Cumulative
S&P 500 Momentum Index	3.65%
S&P 500® Index	3.26
Fund
NAV Return	3.62
Market Price Return	3.77

Fund Inception: October 9, 2015

Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.25% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

13

SPVU	Manager’s Analysis
PowerShares S&P 500 Value Portfolio (SPVU)

As an index fund, the PowerShares S&P 500 Value Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the S&P 500 Enhanced Value Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks that comprise the Index.

Strictly in accordance with its existing guidelines and mandated procedures, S&P Dow Jones Indices LLC (the “Index Provider”) compiles, maintains and calculates the Index, which is designed to track the performance of approximately 100 stocks in the S&P 500® Index (the “Benchmark Index”) that have the highest “value score.”

In selecting constituent securities for the Index, the Index Provider calculates the value score of each stock in the Benchmark Index by evaluating each stock’s: (i) book value-to-price ratio, (ii) earnings-to-price ratio, and (iii) sales-to-price ratio. The Index Provider selects the 100 stocks with the highest value score for inclusion in the Index. The Index uses a modified market capitalization-weighted strategy, as the Index Provider weights securities by multiplying their market capitalization and their value score. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

The Fund commenced investment operations on October 6, 2015 and began trading on October 9, 2015. During the period from inception to October 31, 2015, on a market price basis, the Fund returned 1.45%. On a net asset value (“NAV”) basis, the Fund returned 1.38%. During the same time period, the Index returned 1.36%. During the fiscal period, the Fund fully replicated the components of the Index.

During this same time period, the Benchmark Index returned 3.26%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 500 securities.

The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall U.S. stock market. The performance of the Fund differed from the Benchmark Index primarily due to the Fund’s thematic objective and proprietary weighting methodology.

Relative to the Benchmark Index, the Fund was most overweight in the financials sector and most underweight in the telecommunication services sector during the fiscal period ended October 31, 2015. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the stock selection in the information technology, health care and consumer discretionary sectors.

For the fiscal period ended October 31, 2015, the financials sector contributed most significantly to the Fund’s return, followed by the energy and consumer discretionary sectors, respectively. The utilities sector detracted most significantly from the Fund’s return, followed by the consumer staples and consumer discretionary sectors, respectively.

Positions that contributed most significantly to the Fund’s return included American International Group, Inc., a financials company (portfolio average weight of 3.18%), and Valero Energy Corp., an energy company (portfolio average weight of 1.69%). Positions that detracted most significantly from the Fund’s return included Chevron Corp., an energy company (portfolio average weight of 5.01%), and Wal-Mart Stores, Inc., a consumer staples company (portfolio average weight of 4.27%).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2015
Financials	40.9
Energy	19.5
Consumer Discretionary	8.8
Consumer Staples	7.6
Utilities	6.5
Information Technology	5.8
Health Care	4.8
Industrials	3.6
Materials	1.9
Telecommunication Services	0.6
Other Assets Less Liabilities	0.0

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of October 31, 2015
Security
Exxon Mobil Corp.	5.2
JPMorgan Chase & Co.	5.1
Chevron Corp.	4.8
Bank of America Corp.	4.8
Citigroup, Inc.	4.6
American International Group, Inc.	3.6
Wal-Mart Stores, Inc.	3.3
MetLife, Inc.	2.6
Phillips 66	2.5
Goldman Sachs Group, Inc. (The)	2.3
Total	38.8

14

PowerShares S&P 500 Value Portfolio (SPVU) (continued)

Fund Performance History as of October 31, 2015

Fund Inception†
Index	Cumulative
S&P 500 Enhanced Value Index	1.36%
S&P 500® Index	3.26
Fund
NAV Return	1.38
Market Price Return	1.45

Fund Inception: October 9, 2015

Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.25% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

15

EEHB	Manager’s Analysis
PowerShares S&P Emerging Markets High Beta Portfolio (EEHB)

As an index fund, the PowerShares S&P Emerging Markets High Beta Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the S&P BMI Emerging Markets High Beta IndexTM (Net) (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks that comprise the Index.

S&P Dow Jones Indices LLC (the “Index Provider”) compiles, maintains and calculates the Index, which is designed to measure the performance of 200 stocks that are the most sensitive to market returns in the S&P Emerging BMI Plus LargeMidCap Index. Strictly in accordance with its existing guidelines and mandated procedures, the Index Provider determines which stocks are the most sensitive to changes in market returns over the past 12 months of companies in the S&P Emerging BMI Plus LargeMidCap Index for inclusion in the Index. Historically, the S&P Emerging BMI Plus LargeMidCap Index has included all publicly listed equity securities with float- adjusted market values of at least $100 million and annual dollar value traded of at least $50 million from the following countries: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Malaysia, Mexico, Morocco, Peru, Qatar, the Philippines, Poland, Russia, South Africa, South Korea, Taiwan, Thailand, Turkey, and the United Arab Emirates. Sensitivity is measured by the “beta” of the stock. Beta is a measure of relative risk and is the rate of change of a security’s price. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2015, on a market price basis, the Fund returned (24.18)%. On a net asset value (“NAV”) basis, the Fund returned (24.15)%. During the same time period, the Index returned (22.31)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to the trading costs associated with quarterly rebalances, differences in execution rates on foreign currencies and the fees and expenses that the Fund incurred during the period.

During this same time period, the MSCI Emerging Markets IndexSM (Net) (the “Benchmark Index”) returned (14.53)%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 834 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the emerging market equities market.

Relative to the Benchmark Index, the Fund was most overweight in the materials sector and most underweight in the information technology sector during the fiscal year ended October 31, 2015. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to a significant underweight position in the information technology sector compared to the Benchmark Index, combined with the performance of the stocks that the Fund held in the information technology sector.

For the fiscal year ended October 31, 2015, there were no contributing sectors. The financials sector detracted most significantly from the Fund’s return, followed by the materials and energy sectors, respectively.

Positions that contributed most significantly to the Fund’s return included BYD Co. Ltd., Class H, an industrials company (portfolio average weight of 0.4%), and Sistema JSFC GDR, a telecommunication services company (portfolio average weight of 1.3%). Positions that detracted most significantly from the Fund’s return included Oi SA Pfd., a telecommunication services company (portfolio average weight of 0.61%), and Piraeus Bank S.A., a financials company (portfolio average weight of 0.4%).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2015
Financials	28.9
Industrials	16.0
Energy	11.7
Materials	9.9
Information Technology	7.8
Consumer Discretionary	6.5
Telecommunication Services	6.3
Utilities	5.8
Consumer Staples	3.8
Health Care	3.4
Other Assets Less Liabilities	(0.1)

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of October 31, 2015
Security
Sistema JSFC GDR	1.0
Sinopec Shanghai Petrochemical Co. Ltd., H-Shares	0.9
Sberbank of Russia ADR	0.9
China Galaxy Securities Co. Ltd., H-Shares	0.9
Shanghai Electric Group Co. Ltd., H-Shares	0.9
Alibaba Pictures Group Ltd.	0.8
Kingsoft Corp. Ltd.	0.8
Tatneft PAO ADR	0.8
BYD Co. Ltd., H-Shares	0.8
Petroleo Brasileiro SA (Preference Shares)	0.7
Total	8.5

16

PowerShares S&P Emerging Markets High Beta Portfolio (EEHB) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2015

	1 Year	3 Years Average Annualized	3 Years Cumulative	Fund Inception†
Index				Average Annualized	Cumulative
S&P BMI Emerging Markets High Beta Index™ (Net)††	(22.31)%	(6.61)%	(18.55)%	(8.64)%	(28.30)%
MSCI Emerging Markets IndexSM (Net)††	(14.53)	(2.87)	(8.36)	(3.59)	(12.60)
Fund
NAV Return	(24.15)	(7.71)	(21.40)	(9.65)	(31.21)
Market Price Return	(24.18)	(7.99)	(22.10)	(10.03)	(32.25)

Fund Inception: February 24, 2012

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently, or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.45% (0.29% after fee waiver) is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

††	Reflects invested dividends net of withholding taxes.

17

EELV	Manager’s Analysis
PowerShares S&P Emerging Markets Low Volatility Portfolio (EELV)

As an index fund, the PowerShares S&P Emerging Markets Low Volatility Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the S&P BMI Emerging Markets Low Volatility IndexTM (Net) (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks that comprise the Index.

S&P Dow Jones Indices LLC (the “Index Provider”) compiles, maintains and calculates the Index, which is designed to measure the performance of 200 of the least volatile stocks of the S&P Emerging BMI Plus LargeMidCap Index. Strictly in accordance with its existing guidelines and mandated procedures, the Index Provider determines which securities are the least volatile over the past 12 months of companies in the S&P Emerging BMI Plus LargeMidCap Index for inclusion in the Index. Historically, the S&P Emerging BMI Plus LargeMidCap Index has included all publicly listed equity securities with float-adjusted market values of at least $100 million and annual dollar value traded of at least $50 million from the following countries: Brazil, Chile, China, Colombia, Cyprus, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Macau, Malaysia, Mexico, Morocco, Peru, Qatar, the Philippines, Poland, Russia, South Africa, South Korea, Taiwan, Thailand, Turkey, and the United Arab Emirates; however, this universe may change in accordance with the Index Provider’s determination of eligible countries and there is no assurance that a particular country will be represented in the Index at any given time. Volatility is a statistical measurement of the magnitude of up and down asset price fluctuations (increases or decreases in a stock’s price) over time. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2015, on a market price basis, the Fund returned (16.48)%. On a net asset value (“NAV”) basis, the Fund returned (16.21)%. During the same time period, the Index returned (15.23)%. For the fiscal year, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred as well as trading costs around the quarterly rebalances. Additionally, the Fund’s performance differed from that of the Index due to the timing of the removal from the portfolio of a security whose trading was halted.

During this same time period, the MSCI Emerging Markets IndexSM (Net) (the “Benchmark Index”) returned (14.53)%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 834 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the emerging equity market.

The performance of the Fund trailed that of the Benchmark Index in part because the Fund follows an Index that employs a volatility-driven weighting and stock selection methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the financials sector and most underweight in the information technology sector during the fiscal year ended October 31, 2015. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to its allocation to the information technology sector.

For the fiscal year ended October 31, 2015, there were no contributing sectors. The financials sector detracted most significantly from the Fund’s return, followed by the industrials and telecommunication services sectors, respectively.

Positions that contributed most significantly to the Fund’s return included Makalot Industrial Co., Ltd., a consumer discretionary company (no longer held at fiscal year-end), and El Puerto de Liverpool SAB de CV, a consumer discretionary company (portfolio average weight of 0.41%). Positions that detracted most significantly from the Fund’s return included Cia Brasileira de Distribuicao Pfd Class A, a consumer staples company (portfolio average weight of 0.36%), and AMMB Holdings Bhd., a financials company (portfolio average weight of 0.69%).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2015
Financials	36.5
Consumer Staples	14.0
Telecommunication Services	9.2
Industrials	8.3
Consumer Discretionary	7.9
Materials	7.5
Utilities	5.6
Information Technology	5.0
Energy	3.3
Health Care	2.8
Other Assets Less Liabilities	(0.1)

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of October 31, 2015
Security
Chunghwa Telecom Co. Ltd.	1.2
Public Bank Bhd	1.0
Taiwan Cooperative Financial Holding Co. Ltd.	0.9
Hong Leong Bank Bhd	0.9
Banco de Chile	0.8
First Financial Holding Co. Ltd.	0.8
Manila Electric Co.	0.7
Hua Nan Financial Holdings Co. Ltd.	0.7
Empresas COPEC SA	0.7
IJM Corp. Bhd	0.7
Total	8.4

18

PowerShares S&P Emerging Markets Low Volatility Portfolio (EELV) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2015

	1 Year	3 Years Average Annualized	3 Years Cumulative	Fund Inception†
Index				Average Annualized	Cumulative
S&P BMI Emerging Markets Low Volatility Index™ (Net)††	(15.23)%	(3.50)%	(10.13)%	0.44%	1.69%
MSCI Emerging Markets IndexSM (Net)††	(14.53)	(2.87)	(8.36)	(0.52)	(1.96)
Fund
NAV Return	(16.21)	(4.07)	(11.71)	(0.48)	(1.82)
Market Price Return	(16.48)	(4.18)	(12.03)	(0.90)	(3.37)

Fund Inception: January 13, 2012

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently, or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.45% (0.29% after fee waiver) is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

††	Reflects invested dividends net of withholding taxes.

19

IDHB	Manager’s Analysis
PowerShares S&P International Developed High Beta Portfolio (IDHB)

As an index fund, the PowerShares S&P International Developed High Beta Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the S&P BMI International Developed High Beta IndexTM (Net) (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks that comprise the Index.

S&P Dow Jones Indices LLC (“Index Provider”) compiles, maintains and calculates the Index, which is designed to measure the performance of 200 stocks in the S&P Developed ex US and South Korea LargeMidCap Index that are the most sensitive to changes in market returns. Strictly in accordance with its existing guidelines and mandated procedures, the Index Provider determines which stocks of companies from the S&P Developed ex US and South Korea LargeMidCap Index are the most sensitive to changes in market returns over the past 12 months for inclusion in the Index. Historically, the S&P Developed ex US and South Korea LargeMidCap Index has included all publicly listed equities with float-adjusted market values of at least $100 million and annual dollar value traded of at least $50 million from the following countries: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Luxembourg, Monaco, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and United Kingdom; however, this universe may change in accordance with the Index Provider’s determination of eligible countries and there is no assurance that a particular country will be represented in the Index at any given time. Sensitivity is measured by the “beta” of the stock. Beta is a measure of relative risk and is the rate of change of a security’s price. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2015, on a market price basis, the Fund returned (6.99)%. On a net asset value (“NAV”) basis, the Fund returned (5.34)%. During the same time period, the Index returned (5.16)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the MSCI EAFE® Index (Net) (the “Benchmark Index”) returned (0.07)%. The Benchmark Index is an unmanaged index weighted by market capitalization and based on the average performance of approximately 910 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the international equity market.

Relative to the Benchmark Index, the Fund was most overweight in the energy sector and most underweight in the health care sector during the fiscal year ended October 31, 2015. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the Fund’s allocation to the energy sector.

For the fiscal year ended October 31, 2015, the consumer discretionary sector contributed most significantly to the Fund’s return, followed by the industrials and information technology sectors, respectively. The energy sector detracted most significantly from the Fund’s return, followed by the materials and financials sectors, respectively.

Positions that contributed most significantly to the Fund’s return included Penn West Petroleum Ltd., an energy company (portfolio average weight of 0.5%), and Nippon Paint Holdings Co. Ltd., a materials company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return included Anglo American PLC, a materials company (portfolio average weight of 0.52%), and DNO ASA, Class A, an energy company (portfolio average weight of 0.67%).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2015
Financials	24.8
Energy	22.3
Materials	14.1
Industrials	11.5
Consumer Discretionary	9.7
Utilities	4.8
Consumer Staples	4.7
Information Technology	3.3
Telecommunication Services	3.2
Health Care	1.5
Other Assets Less Liabilities	0.1

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of October 31, 2015
Security
Penn West Petroleum Ltd.	1.9
Canadian Oil Sands Ltd.	1.0
Alibaba Health Information Technology Ltd.	0.9
MEG Energy Corp.	0.8
Vedanta Resources PLC	0.8
Det Norske Oljeselskap ASA	0.7
Tullow Oil PLC	0.7
DNO ASA	0.6
Hargreaves Lansdown PLC	0.6
Nokian Renkaat Oyj	0.6
Total	8.6

20

PowerShares S&P International Developed High Beta Portfolio (IDHB) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2015

	1 Year	3 Years Average Annualized	3 Years Cumulative	Fund Inception†
Index				Average Annualized	Cumulative
S&P BMI International Developed High Beta Index™ (Net)††	(5.16)%	7.16%	23.06%	3.11%	11.93%
MSCI EAFE® Index (Net)††	(0.07)	8.02	26.03	6.31	25.26
Fund
NAV Return	(5.34)	6.83	21.91	2.72	10.41
Market Price Return	(6.99)	6.45	20.63	2.38	9.06

Fund Inception: February 24, 2012

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently, or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.36% (0.26% after fee waiver) includes the unitary management fee of 0.35% and other expenses of 0.01%. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

††	Reflects invested dividends net of withholding taxes.

21

IDLV	Manager’s Analysis
PowerShares S&P International Developed Low Volatility Portfolio (IDLV)

As an index fund, the PowerShares S&P International Developed Low Volatility Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the S&P BMI International Developed Low Volatility IndexTM (Net) (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks that comprise the Index.

S&P Dow Jones Indices LLC (the “Index Provider”) compiles, maintains and calculates the Index, which is designed to measure the performance of 200 of the least volatile stocks of the S&P Developed ex US and South Korea LargeMidCap Index. Strictly in accordance with its existing guidelines and mandated procedures, the Index Provider determines which securities are the least volatile over the past 12 months of companies in the S&P Developed ex US and South Korea LargeMidCap Index for inclusion in the Index. Historically, the S&P Developed ex US and South Korea LargeMidCap Index has included all publicly listed equity securities with float-adjusted market values of at least $100 million and annual dollar value traded of at least $50 million from the following countries: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. Volatility is a statistical measurement of the magnitude of up and down asset price fluctuations (increases or decreases in a stock’s price) over time. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2015, on a market price basis, the Fund returned (3.78)%. On a net asset value (“NAV”) basis, the Fund returned (2.69)%. During the same time period, the Index returned (2.56)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the MSCI EAFE® Index (Net) (the “Benchmark Index”) returned (0.07)%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 910 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the international developed country equity markets.

The performance of the Fund differed from the Benchmark Index in part because the Fund employs a volatility driven weighting and stock selection methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the financials sector and most underweight in the health care sector during the fiscal year ended October 31, 2015. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the financials sector. For the fiscal year ended October 31, 2015, the consumer staples sector contributed most significantly to the Fund’s return, followed by the health care and information technology sectors, respectively. The financials sector detracted most significantly from the Fund’s return, followed by the energy and industrials sectors, respectively.

Positions that contributed most significantly to the Fund’s return included Eisai Co., Ltd., a health care company (no longer held at fiscal year-end), and Dollarama Inc., a consumer discretionary company (portfolio average weight of 0.45%). Positions that detracted most significantly from the Fund’s return included Dream Office REIT, a financials company (portfolio average weight of 0.63%), and National Bank of Canada, a financials company (portfolio average weight of 0.54%).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2015
Financials	42.1
Industrials	15.8
Consumer Discretionary	11.1
Consumer Staples	9.6
Utilities	9.3
Telecommunication Services	5.4
Health Care	3.3
Information Technology	1.5
Materials	1.3
Energy	0.5
Money Market Fund Plus Other Assets Less Liabilities	0.1

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2015
Security
MAN SE	1.2
HK Electric Investments & HK Electric Investments Ltd.	0.9
Singapore Press Holdings Ltd.	0.9
StarHub Ltd.	0.7
CLP Holdings Ltd.	0.7
McDonald’s Holdings Co. Japan Ltd.	0.7
Wilmar International Ltd.	0.7
BCE, Inc.	0.6
Shaw Communications, Inc., Class B	0.6
Kagome Co. Ltd.	0.6
Total	7.6

*	Excluding money market fund holdings.

22

PowerShares S&P International Developed Low Volatility Portfolio (IDLV) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2015

	1 Year	3 Years Average Annualized	3 Years Cumulative	Fund Inception†
Index				Average Annualized	Cumulative
S&P BMI International Developed Low Volatility Index™ (Net)††	(2.56)%	5.70%	18.08%	8.20%	34.92%
MSCI EAFE® Index (Net)††	(0.07)	8.02	26.03	9.18	39.60
Fund
NAV Return	(2.69)	5.51	17.47	8.04	34.17
Market Price Return	(3.78)	5.46	17.28	7.82	33.12

Fund Inception: January 13, 2012

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently, or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.35% (0.25% after fee waiver) is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

††	Reflects invested dividends net of withholding taxes.

23

XMLV	Manager’s Analysis
PowerShares S&P MidCap Low Volatility Portfolio (XMLV)

As an index fund, the PowerShares S&P MidCap Low Volatility Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the S&P MidCap 400® Low Volatility Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks that comprise the Index.

S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Index. Strictly in accordance with its existing guidelines and mandated procedures, S&P DJI selects 80 securities from the S&P MidCap 400® Index (the “Benchmark Index”) for inclusion in the Index that have the lowest realized volatility over the past 12 months as determined by the Index Provider. Volatility is a statistical measurement of the magnitude of up and down asset price fluctuations (increases or decreases in a stock’s price) over time. S&P DJI weights the 80 securities within the Index based upon the inverse of each security’s volatility, with the least volatile securities receiving the highest weights in the Index. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2015, on a market price basis, the Fund returned 10.30%. On a net asset value (“NAV”) basis, the Fund returned 10.18%. During the same time period, the Index returned 10.46%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses incurred during the period.

During this same time period, the Benchmark Index returned 3.42%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 400 mid cap securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall U.S. mid cap equity market.

The performance of the Fund differed from the Benchmark Index in part because the Fund attempts to track an Index that employs a different weighting methodology.

Relative to the Benchmark Index, the Fund was most overweight in the financials sector and most underweight in the consumer discretionary sector during the fiscal year ended October 31, 2015. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to the Fund not having an allocation to the energy sector and having a larger allocation than the Benchmark Index to the financials sector.

For the fiscal year ended October 31, 2015, the financials sector contributed most significantly to the Fund’s return, followed by the health care and information technology sectors, respectively. There were no detracting sectors.

Positions that contributed most significantly to the Fund’s return included HCC Insurance Holdings, Inc., a financials company (no longer held at fiscal year-end), and Omnicare, Inc., a health care company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return included Potlatch Corp. REIT, a financials company (portfolio average weight of 1.1%), and Senior Housing Properties Trust REIT, a financials company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2015
Financials	50.8
Industrials	10.4
Materials	8.7
Health Care	8.5
Utilities	7.2
Consumer Staples	5.3
Information Technology	5.3
Consumer Discretionary	3.8
Money Market Fund Plus Other Assets Less Liabilities	0.0

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2015
Security
American Financial Group, Inc.	1.6
Church & Dwight Co., Inc.	1.6
Brown & Brown, Inc.	1.5
RenaissanceRe Holdings Ltd. (Bermuda)	1.5
Jack Henry & Associates, Inc.	1.5
Arthur J. Gallagher & Co.	1.5
Lancaster Colony Corp.	1.5
Sirona Dental Systems, Inc.	1.5
Teleflex, Inc.	1.4
Tanger Factory Outlet Centers, Inc. REIT	1.4
Total	15.0

*	Excluding money market fund holdings.

24

PowerShares S&P MidCap Low Volatility Portfolio (XMLV) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2015

	1 Year	Fund Inception†
Index		Average Annualized	Cumulative
S&P MidCap 400® Low Volatility Index	10.46%	14.52%	44.30%
S&P MidCap 400® Index	3.42	11.67	34.80
Fund
NAV Return	10.18	14.20	43.24
Market Price Return	10.30	14.25	43.40

Fund Inception: February 15, 2013

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.25% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

25

XSLV	Manager’s Analysis
PowerShares S&P SmallCap Low Volatility Portfolio (XSLV)

As an index fund, the PowerShares S&P SmallCap Low Volatility Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the S&P SmallCap 600® Low Volatility Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks that comprise the Index.

S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Index. Strictly in accordance with its existing guidelines and mandated procedures, the Index Provider selects for inclusion in the Index the 120 securities from the S&P SmallCap 600® Index (the “Benchmark Index”) that it has determined have the lowest realized volatility over the past 12 months. Volatility is a statistical measurement of the magnitude of up and down asset price fluctuations (increases or decreases in a stock’s price) over time. S&P DJI weights the 120 securities within the Index based upon the inverse of each security’s volatility, with the least volatile securities receiving the highest weights in the Index. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the index.

For the fiscal year ended October 31, 2015, on a market price basis, the Fund returned 6.70%. On a net asset value (“NAV”) basis, the Fund returned 6.63%. During the same time period, the Index returned 6.93%. During the fiscal year, the Fund fully replicated the component of the index; therefore, the fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the Benchmark Index returned 2.85%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 600 small cap securities.

The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall U.S. small cap equity market. The performance of the Fund differed from the Benchmark Index in part because the Fund attempts to track an Index that employs a different weighting methodology.

Relative to the Benchmark Index, the Fund was most overweight in the financials sector and most underweight in the consumer discretionary sector during the fiscal year ended October 31, 2015. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to a lower allocation to the energy sector compared to the Benchmark, as well as stock selection within and allocation to the financials sector.

For the fiscal year ended October 31, 2015, the financials sector contributed most significantly to the Fund’s return, followed by the utilities and consumer discretionary sectors, respectively. The energy sector was the only detracting sector.

Positions that contributed most significantly to the Fund’s return included Piedmont Natural Gas Co., Inc., a utilities company (portfolio average weight of 1.00%), and Selective Insurance Group, Inc., a financials company (portfolio average weight of 0.83%). Positions that detracted most significantly from the Fund’s return included Darling Ingredients, Inc., a consumer staples company (no longer held at fiscal year-end), and Actuant Corp., Class A, an industrials company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2015
Financials	56.5
Industrials	16.2
Utilities	9.5
Information Technology	7.3
Consumer Discretionary	4.0
Materials	2.6
Health Care	2.3
Consumer Staples	1.6
Other Assets Less Liabilities	0.0

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of October 31, 2015
Security
Piedmont Natural Gas Co., Inc.	1.3
ProAssurance Corp.	1.1
Laclede Group, Inc. (The)	1.1
Northwest Bancshares, Inc.	1.1
Capstead Mortgage Corp. REIT	1.1
Healthcare Realty Trust, Inc. REIT	1.1
Getty Realty Corp. REIT	1.1
Northfield Bancorp, Inc.	1.1
Navigators Group, Inc. (The)	1.0
Agree Realty Corp. REIT	1.0
Total	11.0

26

PowerShares S&P SmallCap Low Volatility Portfolio (XSLV) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2015

	1 Year	Fund Inception†
Index		Average Annualized	Cumulative
S&P SmallCap 600® Low Volatility Index	6.93%	14.64%	44.72%
S&P SmallCap 600® Index	2.85	12.68	38.14
Fund
NAV Return	6.63	14.27	43.50
Market Price Return	6.70	14.22	43.32

Fund Inception: February 15, 2013

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.28% includes the unitary management fee of 0.25% and acquired fund fees and expenses of 0.03%. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

27

Schedule of Investments(a)

PowerShares S&P 500® ex-Rate Sensitive Low Volatility Portfolio (XRLV)

October 31, 2015

Number of Shares		Value
	Common Stocks and Other Equity Interests—99.9%
	Consumer Discretionary—5.8%
11,926	Genuine Parts Co.	$1,082,404
22,415	Newell Rubbermaid, Inc.	951,068
15,608	Omnicom Group, Inc.	1,169,351
16,905	Starbucks Corp.	1,057,746
12,973	VF Corp.	875,937
9,782	Walt Disney Co. (The)	1,112,605

		6,249,111

	Consumer Staples—15.8%
9,748	Brown-Forman Corp., Class B	1,035,043
29,092	Coca-Cola Co. (The)	1,232,046
18,033	Colgate-Palmolive Co.	1,196,490
7,588	Constellation Brands, Inc., Class A	1,022,862
7,554	Costco Wholesale Corp.	1,194,438
11,248	CVS Health Corp.	1,111,077
10,892	Estee Lauder Cos., Inc. (The), Class A	876,370
16,155	Hormel Foods Corp.	1,091,270
9,948	JM Smucker Co. (The)	1,167,796
27,881	Kroger Co. (The)	1,053,902
14,631	McCormick & Co., Inc.	1,228,711
13,246	PepsiCo, Inc.	1,353,609
12,019	Philip Morris International, Inc.	1,062,480
16,828	Procter & Gamble Co. (The)	1,285,323
26,609	Sysco Corp.	1,097,621

		17,009,038

	Energy—0.9%
12,281	Exxon Mobil Corp.	1,016,130

	Financials—32.3%
11,449	ACE Ltd.	1,299,919
18,877	Aflac, Inc.	1,203,409
19,196	Allstate Corp. (The)	1,187,848
16,426	American International Group, Inc.	1,035,824
11,341	Aon PLC	1,058,229
12,600	Assurant, Inc.	1,027,278
22,633	Bank of New York Mellon Corp. (The)	942,664
26,093	BB&T Corp.	969,355
8,544	Berkshire Hathaway, Inc., Class B(b)	1,162,155
20,742	Cincinnati Financial Corp.	1,249,291
10,212	CME Group, Inc., Class A	964,728
22,145	Franklin Resources, Inc.	902,630
4,833	Goldman Sachs Group, Inc. (The)	906,187
20,819	Hartford Financial Services Group, Inc. (The)	963,087
30,103	Loews Corp.	1,097,555
7,652	M&T Bank Corp.	917,092
22,679	Marsh & McLennan Cos., Inc.	1,264,127
8,648	Moody’s Corp.	831,592
18,683	Nasdaq, Inc.	1,081,559
74,028	People’s United Financial, Inc.	1,180,747
33,030	Plum Creek Timber Co., Inc. REIT	1,345,642
10,771	PNC Financial Services Group, Inc. (The)	972,190
38,674	Progressive Corp. (The)	1,281,270
25,082	Prologis, Inc. REIT	1,071,754
8,974	SL Green Realty Corp. REIT	1,064,496
15,086	T. Rowe Price Group, Inc.	1,140,803
18,905	Torchmark Corp.	1,096,679
11,157	Travelers Cos., Inc. (The)	1,259,514
24,317	U.S. Bancorp	1,025,691

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Financials (continued)
19,755	Wells Fargo & Co.	$1,069,536
35,157	Weyerhaeuser Co. REIT	1,031,155
32,662	XL Group PLC	1,243,769

		34,847,775

	Health Care—14.4%
20,657	Abbott Laboratories	925,434
10,749	AmerisourceBergen Corp.	1,037,386
26,541	Baxter International, Inc.	992,368
6,634	Becton, Dickinson and Co.	945,478
5,165	C.R. Bard, Inc.	962,498
11,820	Cardinal Health, Inc.	971,604
15,305	DaVita HealthCare Partners, Inc.(b)	1,186,291
18,164	DENTSPLY International, Inc.	1,105,279
7,626	Henry Schein, Inc.(b)	1,156,940
11,713	Johnson & Johnson	1,183,364
4,478	McKesson Corp.	800,666
23,124	Patterson Cos., Inc.	1,096,078
19,534	PerkinElmer, Inc.	1,008,736
34,121	Pfizer, Inc.	1,153,972
10,524	Stryker Corp.	1,006,305

		15,532,399

	Industrials—20.6%
7,234	3M Co.	1,137,257
12,648	Danaher Corp.	1,180,185
11,045	Deere & Co.	861,510
10,048	Equifax, Inc.	1,070,815
5,906	FedEx Corp.	921,631
6,551	General Dynamics Corp.	973,348
9,735	Honeywell International, Inc.	1,005,431
12,530	Illinois Tool Works, Inc.	1,152,008
12,225	J.B. Hunt Transport Services, Inc.	933,623
5,183	Lockheed Martin Corp.	1,139,379
29,325	Republic Services, Inc.	1,282,676
13,361	Rockwell Collins, Inc.	1,158,666
5,965	Roper Technologies, Inc.	1,111,578
6,014	Snap-on, Inc.	997,662
10,326	Stanley Black & Decker, Inc.	1,094,349
8,638	Stericycle, Inc.(b)	1,048,394
25,407	Tyco International PLC	925,831
9,649	United Parcel Service, Inc., Class B	994,040
10,253	United Technologies Corp.	1,008,998
4,466	W.W. Grainger, Inc.	937,860
23,443	Waste Management, Inc.	1,260,296

		22,195,537

	Information Technology—5.4%
9,572	Accenture PLC, Class A	1,026,118
13,485	Automatic Data Processing, Inc.	1,173,060
15,143	Fidelity National Information Services, Inc.	1,104,228
12,637	Fiserv, Inc.(b)	1,219,597
25,051	Paychex, Inc.	1,292,131

		5,815,134

	Materials—3.6%
9,446	Airgas, Inc.	908,327
15,054	Avery Dennison Corp.	978,058

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28

PowerShares S&P 500® ex-Rate Sensitive Low Volatility Portfolio (XRLV) (continued)

October 31, 2015

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Materials (continued)
9,493	Monsanto Co.	$884,938
9,975	Praxair, Inc.	1,108,123

		3,879,446

	Telecommunication Services—1.1%
35,206	AT&T, Inc.	1,179,753

	Total Investments (Cost $106,750,119)—99.9%	107,724,323
	Other assets less liabilities—0.1%	60,871

	Net Assets—100.0%	$107,785,194

Investment Abbreviations:

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29

Schedule of Investments(a)

PowerShares S&P 500® High Beta Portfolio (SPHB)

October 31, 2015

Number of Shares		Value
	Common Stocks—100.0%
	Consumer Discretionary—13.5%
12,607	AutoNation, Inc.(b)	$796,636
17,675	BorgWarner, Inc.	756,843
28,470	Cablevision Systems Corp., Class A	927,837
12,709	CarMax, Inc.(b)	749,958
6,428	Expedia, Inc., Class A	876,136
23,127	Goodyear Tire & Rubber Co. (The)	759,491
9,802	Harman International Industries, Inc.	1,077,828
17,141	Johnson Controls, Inc.	774,430
8,730	Royal Caribbean Cruises Ltd.	858,596
9,523	Starwood Hotels & Resorts Worldwide, Inc.	760,602
8,064	Tractor Supply Co.	745,033
13,634	TripAdvisor, Inc., Class A(b)	1,142,257
7,825	Wynn Resorts Ltd.	547,359

		10,773,006

	Energy—22.4%
11,339	Anadarko Petroleum Corp.	758,352
17,291	Apache Corp.	814,925
15,414	Cameron International Corp.(b)	1,048,306
118,325	Chesapeake Energy Corp.	843,657
7,151	Cimarex Energy Co.	844,247
15,478	ConocoPhillips	825,751
18,118	Devon Energy Corp.	759,688
10,152	EOG Resources, Inc.	871,549
18,744	Halliburton Co.	719,395
14,663	Helmerich & Payne, Inc.	825,087
12,615	Hess Corp.	709,089
49,933	Marathon Oil Corp.	917,769
13,569	Marathon Petroleum Corp.	702,874
23,015	Murphy Oil Corp.	654,316
30,216	Newfield Exploration Co.(b)	1,214,381
25,934	Noble Energy, Inc.	929,475
24,194	ONEOK, Inc.	820,661
10,521	Phillips 66	936,895
5,924	Pioneer Natural Resources Co.	812,417
41,617	Southwestern Energy Co.(b)	459,452
54,989	Transocean Ltd.	870,476
15,869	Williams Cos., Inc. (The)	625,873

		17,964,635

	Financials—12.6%
3,880	Affiliated Managers Group, Inc.(b)	699,409
6,598	Ameriprise Financial, Inc.	761,145
2,306	BlackRock, Inc.	811,643
23,584	Charles Schwab Corp. (The)	719,784
12,967	Citigroup, Inc.	689,455
28,808	E*TRADE Financial Corp.(b)	821,316
16,801	Franklin Resources, Inc.	684,809
20,809	Invesco Ltd.(c)	690,235
15,205	Lincoln National Corp.	813,620
13,820	MetLife, Inc.	696,252
19,579	Morgan Stanley	645,520
13,739	Principal Financial Group, Inc.	689,148
8,213	Prudential Financial, Inc.	677,571
9,356	State Street Corp.	645,564

		10,045,471

Number of Shares		Value
	Common Stocks (continued)
	Health Care—8.1%
10,670	AbbVie, Inc.	$635,399
19,386	Agilent Technologies, Inc.	732,015
5,075	Alexion Pharmaceuticals, Inc.(b)	893,200
4,736	Amgen, Inc.	749,140
2,545	Biogen, Inc.(b)	739,348
6,438	Celgene Corp.(b)	790,007
8,889	Endo International PLC(b)	533,251
13,942	Mylan NV(b)	614,703
6,436	Vertex Pharmaceuticals, Inc.(b)	802,827

		6,489,890

	Industrials—16.6%
22,420	ADT Corp. (The)	740,757
20,467	American Airlines Group, Inc.	945,985
12,955	AMETEK, Inc.	710,193
16,802	Delta Air Lines, Inc.	854,214
13,261	Eaton Corp. PLC	741,423
17,214	Fluor Corp.	823,001
16,958	Jacobs Engineering Group, Inc.(b)	680,694
7,615	Kansas City Southern	630,217
26,840	Masco Corp.	778,360
6,640	Parker-Hannifin Corp.	695,208
37,314	Quanta Services, Inc.(b)	750,385
6,340	Rockwell Automation, Inc.	692,074
9,257	Ryder System, Inc.	664,468
18,674	Southwest Airlines Co.	864,419
19,460	Textron, Inc.	820,628
8,364	Union Pacific Corp.	747,323
15,514	United Rentals, Inc.(b)	1,161,378

		13,300,727

	Information Technology—19.0%
10,265	Akamai Technologies, Inc.(b)	624,317
12,850	Analog Devices, Inc.	772,542
46,516	Applied Materials, Inc.	780,073
7,905	Avago Technologies Ltd. (Singapore)	973,343
21,254	First Solar, Inc.(b)	1,212,966
25,066	HP, Inc.	675,779
14,511	KLA-Tencor Corp.	973,978
10,395	Lam Research Corp.	796,153
17,663	Microchip Technology, Inc.	852,946
61,724	Micron Technology, Inc.(b)	1,022,150
30,661	NVIDIA Corp.	869,853
19,407	Qorvo, Inc.(b)	852,550
10,681	salesforce.com, inc.(b)	830,021
13,222	SanDisk Corp.	1,018,094
15,414	Seagate Technology PLC	586,657
11,675	Skyworks Solutions, Inc.	901,777
14,288	Texas Instruments, Inc.	810,415
67,201	Xerox Corp.	631,017

		15,184,631

	Materials—7.8%
84,872	Alcoa, Inc.	757,907
19,264	Dow Chemical Co. (The)	995,371
9,953	Eastman Chemical Co.	718,308
103,227	Freeport-McMoRan, Inc.	1,214,982
11,432	LyondellBasell Industries NV, Class A	1,062,147

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

30

PowerShares S&P 500® High Beta Portfolio (SPHB) (continued)

October 31, 2015

Number of Shares		Value
	Common Stocks (continued)
	Materials (continued)
4,687	Martin Marietta Materials, Inc.	$727,188
36,780	Owens-Illinois, Inc.(b)	792,609

		6,268,512

	Total Common Stocks (Cost $92,954,409)	80,026,872

	Money Market Fund—0.0%
23,319	Invesco Premier Portfolio—Institutional Class, 0.12%(d) (Cost $23,319)	23,319

	Total Investments (Cost $92,977,728)—100.0%	80,050,191
	Other assets less liabilities—(0.0)%	(25,647)

	Net Assets—100.0%	$80,024,544

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	Affiliated company. The Fund’s Adviser is a wholly-owned subsidiary of Invesco Ltd. and therefore, Invesco Ltd. is considered to be affiliated. See Note 4.
(d)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of October 31, 2015.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

31

Schedule of Investments(a)

PowerShares S&P 500® High Dividend Low Volatility (SPHD)

October 31, 2015

Number of Shares		Value
	Common Stocks and Other Equity Interests—99.9%
	Consumer Discretionary—5.0%
107,823	Darden Restaurants, Inc.	$6,673,166
648,142	Ford Motor Co.	9,598,983
93,613	McDonald’s Corp.	10,508,059

		26,780,208

	Consumer Staples—16.4%
201,240	Altria Group, Inc.	12,168,983
203,767	Coca-Cola Co. (The)	8,629,532
134,035	General Mills, Inc.	7,788,774
123,297	Kellogg Co.	8,694,904
73,881	Kimberly-Clark Corp.	8,844,295
150,028	Philip Morris International, Inc.	13,262,475
105,088	Procter & Gamble Co. (The)	8,026,621
229,716	Reynolds American, Inc.	11,099,877
233,066	Sysco Corp.	9,613,973

		88,129,434

	Energy—4.1%
124,652	Chevron Corp.	11,328,374
384,936	Spectra Energy Corp.	10,997,621

		22,325,995

	Financials—19.5%
111,489	CME Group, Inc., Class A	10,532,366
407,535	HCP, Inc. REIT	15,160,302
520,462	Host Hotels & Resorts, Inc. REIT	9,019,606
432,361	Kimco Realty Corp. REIT	11,574,304
644,146	People’s United Financial, Inc.	10,274,129
275,224	Plum Creek Timber Co., Inc. REIT	11,212,626
272,188	Realty Income Corp. REIT	13,462,418
221,565	Ventas, Inc. REIT	11,902,472
185,288	Welltower, Inc. REIT	12,019,633

		105,157,856

	Health Care—6.9%
370,259	Baxter International, Inc.	13,843,984
75,079	Johnson & Johnson	7,585,231
139,400	Merck & Co., Inc.	7,619,604
239,317	Pfizer, Inc.	8,093,701

		37,142,520

	Industrials—9.8%
110,420	Caterpillar, Inc.	8,059,556
166,731	Emerson Electric Co.	7,874,705
338,556	General Electric Co.	9,791,040
39,716	Lockheed Martin Corp.	8,730,768
451,682	Pitney Bowes, Inc.	9,327,233
170,956	Waste Management, Inc.	9,190,595

		52,973,897

	Information Technology—3.3%
298,835	CA, Inc.	8,280,718
178,976	Paychex, Inc.	9,231,582

		17,512,300

	Materials—3.0%
139,822	E.I. du Pont de Nemours & Co.	8,864,715
173,622	International Paper Co.	7,411,923

		16,276,638

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Telecommunication Services—7.6%
388,718	AT&T, Inc.	$13,025,940
555,482	CenturyLink, Inc.	15,670,147
258,580	Verizon Communications, Inc.	12,122,231

		40,818,318

	Utilities—24.3%
231,262	AGL Resources, Inc.	14,453,875
285,780	Ameren Corp.	12,482,871
709,364	CenterPoint Energy, Inc.	13,158,702
184,872	Consolidated Edison, Inc.	12,155,334
159,871	Duke Energy Corp.	11,425,980
173,204	Entergy Corp.	11,805,585
348,730	FirstEnergy Corp.	10,880,376
419,205	PPL Corp.	14,420,652
299,994	Southern Co. (The)	13,529,729
605,653	TECO Energy, Inc.	16,352,631

		130,665,735

	Total Investments (Cost $542,440,089)—99.9%	537,782,901
	Other assets less liabilities—0.1%	396,946

	Net Assets—100.0%	$538,179,847

Investment Abbreviations:

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

32

Schedule of Investments(a)

PowerShares S&P 500® Low Volatility Portfolio (SPLV)

October 31, 2015

Number of Shares		Value
	Common Stocks and Other Equity Interests—100.0%
	Consumer Discretionary—5.2%
70,179	AutoZone, Inc.(b)	$55,049,109
540,725	Genuine Parts Co.	49,076,201
501,554	McDonald’s Corp.	56,299,437
706,696	Omnicom Group, Inc.	52,945,664
442,940	Walt Disney Co. (The)	50,379,996

		263,750,407

	Consumer Staples—21.7%
862,528	Altria Group, Inc.	52,157,068
440,585	Brown-Forman Corp., Class B	46,781,315
1,080,994	Campbell Soup Co.	54,903,685
442,197	Clorox Co. (The)	53,921,502
1,318,366	Coca-Cola Co. (The)	55,832,800
817,251	Colgate-Palmolive Co.	54,224,604
342,382	Costco Wholesale Corp.	54,137,442
509,821	CVS Health Corp.	50,360,118
590,182	Dr Pepper Snapple Group, Inc.	52,744,565
943,822	General Mills, Inc.	54,845,497
548,545	Hershey Co. (The)	48,650,456
449,768	JM Smucker Co. (The)	52,798,266
746,453	Kellogg Co.	52,639,866
442,813	Kimberly-Clark Corp.	53,009,144
1,260,800	Kroger Co. (The)	47,658,240
663,083	McCormick & Co., Inc.	55,685,710
600,312	PepsiCo, Inc.	61,345,883
543,266	Philip Morris International, Inc.	48,024,714
762,623	Procter & Gamble Co. (The)	58,249,145
1,204,818	Sysco Corp.	49,698,743
680,994	Wal-Mart Stores, Inc.	38,980,097

		1,096,648,860

	Financials—34.9%
518,772	ACE Ltd.	58,901,373
853,330	Aflac, Inc.	54,399,787
869,713	Allstate Corp. (The)	53,817,840
742,477	American International Group, Inc.	46,820,600
452,486	American Tower Corp. REIT	46,257,644
514,141	Aon PLC	47,974,497
262,519	AvalonBay Communities, Inc. REIT	45,896,197
1,179,409	BB&T Corp.	43,815,044
386,821	Berkshire Hathaway, Inc., Class B(b)	52,615,392
379,873	Boston Properties, Inc. REIT	47,807,017
939,938	Cincinnati Financial Corp.	56,612,466
462,277	CME Group, Inc., Class A	43,671,308
550,980	Crown Castle International Corp. REIT	47,086,751
205,209	Essex Property Trust, Inc. REIT	45,236,272
1,646,350	General Growth Properties, Inc. REIT	47,661,832
942,471	Hartford Financial Services Group, Inc. (The)	43,598,708
1,364,480	Loews Corp.	49,748,941
1,027,733	Marsh & McLennan Cos., Inc.	57,285,837
844,443	Nasdaq, Inc.	48,884,805
3,355,068	People’s United Financial, Inc.	53,513,335
1,496,821	Plum Creek Timber Co., Inc. REIT	60,980,488
487,561	PNC Financial Services Group, Inc. (The)	44,007,256
1,752,474	Progressive Corp. (The)	58,059,464
1,135,488	Prologis, Inc. REIT	48,519,402

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Financials (continued)
243,720	Public Storage REIT	$55,923,991
246,764	Simon Property Group, Inc. REIT	49,713,075
406,209	SL Green Realty Corp. REIT	48,184,512
683,093	T. Rowe Price Group, Inc.	51,655,493
854,821	Torchmark Corp.	49,588,166
505,677	Travelers Cos., Inc. (The)	57,085,877
1,101,073	U.S. Bancorp	46,443,259
508,658	Vornado Realty Trust REIT	51,145,562
895,661	Wells Fargo & Co.	48,491,087
1,589,077	Weyerhaeuser Co. REIT	46,607,628
1,480,144	XL Group PLC	56,363,884

		1,764,374,790

	Health Care—10.6%
935,133	Abbott Laboratories	41,893,958
485,743	AmerisourceBergen Corp.	46,879,057
1,199,651	Baxter International, Inc.	44,854,951
233,688	C.R. Bard, Inc.	43,547,759
692,967	DaVita HealthCare Partners, Inc.(b)	53,711,872
822,258	DENTSPLY International, Inc.	50,034,399
345,280	Henry Schein, Inc.(b)	52,382,429
530,916	Johnson & Johnson	53,638,443
1,048,222	Patterson Cos., Inc.	49,685,723
1,546,641	Pfizer, Inc.	52,307,399
476,774	Stryker Corp.	45,589,130

		534,525,120

	Industrials—14.8%
327,001	3M Co.	51,407,827
571,703	Danaher Corp.	53,345,607
500,007	Deere & Co.	39,000,546
454,171	Equifax, Inc.	48,401,004
440,635	Honeywell International, Inc.	45,508,783
566,417	Illinois Tool Works, Inc.	52,076,379
234,928	Lockheed Martin Corp.	51,644,222
1,328,929	Republic Services, Inc.	58,127,354
605,591	Rockwell Collins, Inc.	52,516,852
269,629	Roper Technologies, Inc.	50,245,364
272,223	Snap-on, Inc.	45,159,074
467,579	Stanley Black & Decker, Inc.	49,554,022
391,452	Stericycle, Inc.(b)	47,510,529
464,108	United Technologies Corp.	45,672,868
1,062,394	Waste Management, Inc.	57,114,301

		747,284,732

	Information Technology—4.3%
609,566	Automatic Data Processing, Inc.	53,026,146
685,689	Fidelity National Information Services, Inc.	50,000,442
571,263	Fiserv, Inc.(b)	55,132,592
1,135,351	Paychex, Inc.	58,561,405

		216,720,585

	Materials—1.8%
427,614	Airgas, Inc.	41,119,362
451,639	Praxair, Inc.	50,172,577

		91,291,939

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

33

PowerShares S&P 500® Low Volatility Portfolio (SPLV) (continued)

October 31, 2015

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Telecommunication Services—2.2%
1,595,624	AT&T, Inc.	$53,469,360
1,212,350	Verizon Communications, Inc.	56,834,968

		110,304,328

	Utilities—4.5%
690,623	Consolidated Edison, Inc.	45,408,462
605,832	Dominion Resources, Inc.	43,274,580
600,749	Duke Energy Corp.	42,935,531
417,135	NextEra Energy, Inc.	42,823,079
1,096,509	Southern Co. (The)	49,452,556

		223,894,208

	Total Investments (Cost $4,768,446,422)—100.0%	5,048,794,969
	Other assets less liabilities—0.0%	2,437,630

	Net Assets—100.0%	$5,051,232,599

Investment Abbreviations:

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

34

Schedule of Investments(a)

PowerShares S&P 500 Momentum Portfolio (SPMO)

October 31, 2015

Number of Shares		Value
	Common Stocks and Other Equity Interests—100.0%
	Consumer Discretionary—33.2%
44	Advance Auto Parts, Inc.	$8,731
249	Amazon.com, Inc.(b)	155,849
21	AutoZone, Inc.(b)	16,473
290	Carnival Corp.	15,683
165	D.R. Horton, Inc.	4,858
100	Darden Restaurants, Inc.	6,189
186	Dollar General Corp.	12,605
142	Dollar Tree, Inc.(b)	9,300
48	Expedia, Inc., Class A	6,542
80	Hasbro, Inc.	6,146
902	Home Depot, Inc. (The)	111,523
170	L Brands, Inc.	16,317
102	Leggett & Platt, Inc.	4,593
92	Lennar Corp., Class A	4,606
644	Lowe’s Cos., Inc.	47,547
50	Mohawk Industries, Inc.(b)	9,775
246	Netflix, Inc.(b)	26,662
154	Newell Rubbermaid, Inc.	6,534
481	NIKE, Inc., Class B	63,025
84	O’Reilly Automotive, Inc.(b)	23,206
356	Ross Stores, Inc.	18,006
86	Royal Caribbean Cruises Ltd.	8,458
1,170	Starbucks Corp.	73,207
389	Target Corp.	30,023
340	TJX Cos., Inc. (The)	24,885
76	Tractor Supply Co.	7,022
100	Under Armour, Inc., Class A(b)	9,508
164	VF Corp.	11,073
1,107	Walt Disney Co. (The)	125,910

		864,256

	Consumer Staples—17.4%
1,360	Altria Group, Inc.	82,239
60	Brown-Forman Corp., Class B	6,371
80	Clorox Co. (The)	9,755
306	ConAgra Foods, Inc.	12,408
120	Constellation Brands, Inc., Class A	16,176
246	Costco Wholesale Corp.	38,898
1,034	CVS Health Corp.	102,139
132	Dr Pepper Snapple Group, Inc.	11,797
74	Hormel Foods Corp.	4,999
462	Kraft Heinz Co. (The)	36,022
990	Kroger Co. (The)	37,422
66	McCormick & Co., Inc.	5,543
138	Monster Beverage Corp.(b)	18,812
726	Reynolds American, Inc.	35,080
428	Walgreens Boots Alliance, Inc.	36,243

		453,904

	Energy—0.3%
68	Tesoro Corp.	7,271

	Financials—4.7%
176	Allstate Corp. (The)	10,891
112	Chubb Corp. (The)	14,487
74	Cincinnati Financial Corp.	4,457
194	CME Group, Inc., Class A	18,327
28	Equinix, Inc. REIT	8,307

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Financials (continued)
288	Hartford Financial Services Group, Inc. (The)	$13,323
84	Moody’s Corp.	8,078
384	Progressive Corp. (The)	12,722
70	Public Storage REIT	16,062
142	Travelers Cos., Inc. (The)	16,030

		122,684

	Health Care—27.3%
207	Aetna, Inc.	23,760
247	Allergan PLC(b)	76,192
146	AmerisourceBergen Corp.	14,090
386	Amgen, Inc.	61,058
150	Anthem, Inc.	20,873
116	Becton, Dickinson and Co.	16,532
42	C.R. Bard, Inc.	7,827
423	Celgene Corp.(b)	51,906
178	Cigna Corp.	23,859
80	Edwards Lifesciences Corp.(b)	12,572
620	Eli Lilly & Co.	50,573
122	HCA Holdings, Inc.(b)	8,392
44	Henry Schein, Inc.(b)	6,675
78	Humana, Inc.	13,933
88	Mallinckrodt PLC(b)	5,779
672	Medtronic PLC	49,674
52	Patterson Cos., Inc.	2,465
3,623	Pfizer, Inc.	122,530
57	Regeneron Pharmaceuticals, Inc.(b)	31,771
176	Stryker Corp.	16,829
660	UnitedHealth Group, Inc.	77,735
40	Waters Corp.(b)	5,112
252	Zoetis, Inc.	10,839

		710,976

	Industrials—4.9%
56	Cintas Corp.	5,213
294	Danaher Corp.	27,433
74	Equifax, Inc.	7,886
156	General Dynamics Corp.	23,179
141	Lockheed Martin Corp.	30,996
188	Masco Corp.	5,452
120	Northrop Grumman Corp.	22,530
38	Snap-on, Inc.	6,304

		128,993

	Information Technology—11.0%
349	Accenture PLC, Class A	37,413
166	Avago Technologies Ltd. (Singapore)	20,440
540	eBay, Inc.(b)	15,066
322	Electronic Arts, Inc.(b)	23,206
174	Fiserv, Inc.(b)	16,793
135	Intuit, Inc.	13,153
477	MasterCard, Inc., Class A	47,218
134	Skyworks Solutions, Inc.	10,350
116	Total System Services, Inc.	6,084
50	VeriSign, Inc.(b)	4,030
1,200	Visa, Inc., Class A	93,096

		286,849

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

35

PowerShares S&P 500 Momentum Portfolio (SPMO) (continued)

October 31, 2015

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Materials—1.2%
50	Avery Dennison Corp.	$3,248
158	Sealed Air Corp.	7,761
46	Sherwin-Williams Co. (The)	12,274
84	Vulcan Materials Co.	8,113

		31,396

	Total Investments (Cost $2,465,569)—100.0%	2,606,329
	Other assets less liabilities—0.0%	66

	Net Assets—100.0%	$2,606,395

Investment Abbreviations:

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

36

Schedule of Investments(a)

PowerShares S&P 500 Value Portfolio (SPVU)

October 31, 2015

Number of Shares		Value
	Common Stocks—100.0%
	Consumer Discretionary—8.8%
130	AutoNation, Inc.(b)	$8,215
475	Best Buy Co., Inc.	16,639
372	D.R. Horton, Inc.	10,952
3,969	Ford Motor Co.	58,781
88	Fossil Group, Inc.(b)	4,788
202	GameStop Corp., Class A	9,306
1,609	General Motors Co.	56,170
434	Goodyear Tire & Rubber Co. (The)	14,253
228	Kohl’s Corp.	10,515
680	News Corp., Class A	10,472
436	PulteGroup, Inc.	7,992
702	Staples, Inc.	9,119
352	TEGNA, Inc.	9,518

		226,720

	Consumer Staples—7.6%
792	Archer-Daniels-Midland Co.	36,163
914	Kroger Co. (The)	34,549
546	Sysco Corp.	22,522
412	Tyson Foods, Inc., Class A	18,276
1,490	Wal-Mart Stores, Inc.	85,288

		196,798

	Energy—19.5%
562	Chesapeake Energy Corp.	4,007
1,359	Chevron Corp.	123,506
1,624	Exxon Mobil Corp.	134,370
129	Helmerich & Payne, Inc.	7,259
246	Hess Corp.	13,828
565	Marathon Oil Corp.	10,385
750	Marathon Petroleum Corp.	38,850
270	Murphy Oil Corp.	7,676
529	National Oilwell Varco, Inc.	19,911
726	Phillips 66	64,650
192	Tesoro Corp.	20,531
409	Transocean Ltd.	6,474
780	Valero Energy Corp.	51,418

		502,865

	Financials—40.9%
264	ACE Ltd.	29,975
398	Aflac, Inc.	25,372
442	Allstate Corp. (The)	27,351
1,473	American International Group, Inc.	92,887
88	Assurant, Inc.	7,175
7,350	Bank of America Corp.	123,333
448	BB&T Corp.	16,643
490	Capital One Financial Corp.	38,661
186	Chubb Corp. (The)	24,059
98	Cincinnati Financial Corp.	5,903
2,256	Citigroup, Inc.	119,951
102	Comerica, Inc.	4,427
602	Fifth Third Bancorp	11,468
376	Genworth Financial, Inc., Class A(b)	1,760
320	Goldman Sachs Group, Inc. (The)	60,000
414	Hartford Financial Services Group, Inc. (The)	19,152
428	Huntington Bancshares, Inc.	4,695
2,028	JPMorgan Chase & Co.	130,299
536	KeyCorp	6,657

Number of Shares		Value
	Common Stocks (continued)
	Financials (continued)
306	Leucadia National Corp.	$6,123
260	Lincoln National Corp.	13,913
260	Loews Corp.	9,480
1,325	MetLife, Inc.	66,753
986	Morgan Stanley	32,508
298	Navient Corp.	3,931
176	People’s United Financial, Inc.	2,807
354	PNC Financial Services Group, Inc. (The)	31,952
194	Principal Financial Group, Inc.	9,731
398	Progressive Corp. (The)	13,186
442	Prudential Financial, Inc.	36,465
1,092	Regions Financial Corp.	10,210
404	SunTrust Banks, Inc.	16,774
76	Torchmark Corp.	4,409
314	Travelers Cos., Inc. (The)	35,447
192	Unum Group	6,653
126	Zions Bancorporation	3,625

		1,053,735

	Health Care—4.8%
263	Aetna, Inc.	30,187
249	Anthem, Inc.	34,649
306	Cardinal Health, Inc.	25,153
184	McKesson Corp.	32,899

		122,888

	Industrials—3.6%
687	American Airlines Group, Inc.	31,753
283	Deere & Co.	22,074
233	Fluor Corp.	11,140
235	Jacobs Engineering Group, Inc.(b)	9,433
96	L-3 Communications Holdings, Inc.	12,134
292	Quanta Services, Inc.(b)	5,872

		92,406

	Information Technology—5.8%
1,120	Corning, Inc.	20,832
132	First Solar, Inc.(b)	7,533
1,840	HP, Inc.	49,607
981	Micron Technology, Inc.(b)	16,245
294	Seagate Technology PLC	11,190
1,446	Xerox Corp.	13,578
879	Yahoo!, Inc.(b)	31,310

		150,295

	Materials—1.9%
1,394	Alcoa, Inc.	12,448
270	LyondellBasell Industries NV, Class A	25,086
289	Nucor Corp.	12,225

		49,759

	Telecommunication Services—0.6%
526	CenturyLink, Inc.	14,838

	Utilities—6.5%
1,032	AES Corp. (The)	11,301
178	AGL Resources, Inc.	11,125
508	CenterPoint Energy, Inc.	9,423
281	Consolidated Edison, Inc.	18,476
308	Edison International	18,640

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

37

PowerShares S&P 500 Value Portfolio (SPVU) (continued)

October 31, 2015

Number of Shares		Value
	Common Stocks (continued)
	Utilities (continued)
202	Entergy Corp.	$13,768
872	Exelon Corp.	24,346
476	NRG Energy, Inc.	6,136
682	PPL Corp.	23,461
453	Public Service Enterprise Group, Inc.	18,704
208	SCANA Corp.	12,318

		167,698

	Total Investments (Cost $2,505,162)—100.0%	2,578,002
	Other assets less liabilities—0.0%	44

	Net Assets—100.0%	$2,578,046

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

38

Schedule of Investments

PowerShares S&P Emerging Markets High Beta Portfolio (EEHB)

October 31, 2015

Number of Shares		Value
	Common Stocks and Other Equity Interests—100.1%
	Brazil—18.9%
1,200	Ambev SA	$5,960
1,412	Banco Bradesco SA (Preference Shares)	7,714
2,200	Banco do Brasil SA	9,141
1,600	Banco Santander Brasil SA	5,757
1,000	BB Seguridade Participacoes SA	6,920
3,100	BM&FBOVESPA SA	9,194
3,000	BR Malls Participacoes SA	8,742
2,600	CCR SA	8,198
7,600	Centrais Eletricas Brasileiras SA(a)	9,926
1,700	CESP—Companhia Energetica de Sao Paulo (Preference Shares), Class B	7,165
400	Cia Brasileira de Distribuicao (Preference Shares), Class A	5,280
1,700	Cia de Saneamento Basico do Estado de Sao Paulo—SABESP	7,404
7,400	Cia Siderurgica Nacional SA	8,356
660	Cielo SA	6,286
4,100	Companhia Energetica de Minas Gerais (Preference Shares)—CEMIG	7,637
1,000	Copel—Companhia Paranaense de Energia (Preference Shares), Class B	8,455
1,700	Cosan SA Industria e Comercio	10,929
2,037	CPFL Energia SA(a)	8,209
4,200	EcoRodovias Infraestrutura e Logistica SA	6,502
4,100	Gerdau SA (Preference Shares)	5,792
1,100	Grupo BTG Pactual	8,214
1,700	Hypermarcas SA(a)	7,740
1,165	Itau Unibanco Holding SA (Preference Shares)	8,023
4,255	Itausa—Investimentos Itau SA (Preference Shares)	7,971
1,500	JBS SA	5,561
3,900	Kroton Educacional SA	10,005
1,800	Lojas Americanas SA (Preference Shares)	7,825
400	M Dias Branco SA	7,274
800	Multiplan Empreendimentos Imobiliarios SA	8,756
1,100	Natura Cosmeticos SA	6,554
17,370	Oi SA (Preference Shares)(a)	9,581
6,100	Petroleo Brasileiro SA (Preference Shares)(a)	12,236
800	Porto Seguro SA	6,729
700	Telefonica Brasil SA (Preference Shares)	7,276
3,100	Tim Participacoes SA	6,815
800	Tractebel Energia SA	7,050
400	Ultrapar Participacoes SA	6,973
6,900	Usinas Siderurgicas de Minas Gerais SA (Preference Shares), Class A	4,991
2,000	Vale SA (Preference Shares)	7,300
5,200	Via Varejo SA	5,750

		306,191

	Chile—0.4%
1,225	LATAM Airlines Group SA(a)	6,549

	China—48.2%
14,000	Agile Property Holdings Ltd.	7,641
25,570	Aluminum Corp. of China Ltd., H-Shares(a)	8,281
16,000	Angang Steel Co. Ltd., H-Shares	6,689
2,000	Anhui Conch Cement Co. Ltd., H-Shares	6,129
14,945	BBMG Corp. H-Shares	10,548

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	China (continued)
8,000	Beijing Enterprises Water Group Ltd.	$6,390
7,479	Brilliance China Automotive Holdings Ltd.	10,403
1,971	BYD Co. Ltd., H-Shares(a)	12,309
25,000	China Agri-Industries Holdings Ltd.(a)	9,226
17,218	China Cinda Asset Management Co. Ltd., H-Shares	6,732
13,000	China Coal Energy Co. Ltd., H-Shares	5,586
7,809	China Communications Construction Co. Ltd., H-Shares	10,801
18,000	China Communications Services Corp. Ltd., H-Shares	7,246
3,000	China Conch Venture Holdings Ltd.	6,851
15,618	China COSCO Holdings Co. Ltd., H-Shares(a)	9,955
14,000	China Eastern Airlines Corp. Ltd., H-Shares(a)	9,050
5,000	China Everbright International Ltd.	8,090
4,899	China Everbright Ltd.	11,593
16,500	China Galaxy Securities Co. Ltd., H-Shares	14,392
15,809	China Hongqiao Group Ltd.	8,261
16,645	China Huishan Dairy Holdings Co. Ltd.	6,336
5,500	China International Marine Containers Group Co. Ltd., H-Shares	9,808
2,184	China Life Insurance Co. Ltd., H-Shares	7,905
5,809	China Longyuan Power Group Corp., H-Shares	5,337
11,609	China Machinery Engineering Corp., H-Shares	10,126
5,000	China Medical System Holdings Ltd.	6,903
3,103	China Merchants Bank Co. Ltd., H-Shares	8,148
2,000	China Merchants Holdings International Co. Ltd.	6,671
7,000	China Minsheng Banking Corp. Ltd., H-Shares	7,054
701	China Mobile Ltd.	8,394
21,018	China Molybdenum Co. Ltd., H-Shares	11,743
7,145	China Oilfield Services Ltd., H-Shares	7,984
2,215	China Overseas Land & Investment Ltd.	7,202
2,175	China Pacific Insurance (Group) Co. Ltd., H-Shares	8,700
7,409	China Railway Construction Corp. Ltd., H-Shares	11,147
8,954	China Railway Group Ltd., H-Shares	8,526
2,593	China Resources Land Ltd.	6,775
3,006	China Resources Power Holdings Co. Ltd.	6,834
23,627	China Shipping Container Lines Co. Ltd., H-Shares(a)	9,481
33,630	China South City Holdings Ltd.	8,071
14,000	China Southern Airlines Co. Ltd., H-Shares	11,904
4,000	China State Construction International Holdings Ltd.	6,090
3,645	China Taiping Insurance Holdings Co. Ltd.(a)	11,523
3,606	China Unicom (Hong Kong) Ltd.	4,453
13,000	Chongqing Rural Commercial Bank Co. Ltd., H-Shares	8,202
4,896	CITIC Securities Co. Ltd., H-Shares	10,626
6,112	CNOOC Ltd.	6,853
8,206	CRRC Corp. Ltd., H-Shares	10,514
18,000	Datang International Power Generation Co. Ltd., H-Shares	6,666
8,606	Dongfang Electric Corp. Ltd., H-Shares	10,338
11,000	Evergrande Real Estate Group Ltd.	8,459
53,645	GCL-Poly Energy Holdings Ltd.(a)	11,144

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

39

PowerShares S&P Emerging Markets High Beta Portfolio (EEHB) (continued)

October 31, 2015

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	China (continued)
15,000	Geely Automobile Holdings Ltd.	$8,071
11,000	Greentown China Holdings Ltd.(a)	9,666
18,000	Guangshen Railway Co. Ltd., H-Shares	9,337
8,000	Guangzhou Automobile Group Co. Ltd., H-Shares	7,040
4,000	Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd., H-Shares	11,303
6,000	Guangzhou R&F Properties Co. Ltd., H-Shares	5,977
6,483	Haitong Securities Co. Ltd., H-Shares	11,360
8,000	Huadian Power International Corp. Ltd., H-Shares	5,884
5,310	Jiangxi Copper Co. Ltd., H-Shares	7,030
5,803	Kingsoft Corp. Ltd.	13,223
12,009	Kunlun Energy Co. Ltd.	9,824
6,000	Lenovo Group Ltd.	5,605
22,027	Metallurgical Corp. of China Ltd., H-Shares	8,129
2,100	New China Life Insurance Co. Ltd., H-Shares	9,267
17,321	People’s Insurance Co. Group of China Ltd. (The), H-Shares	9,297
6,482	PetroChina Co. Ltd., H-Shares	5,068
2,473	PICC Property & Casualty Co. Ltd., H-Shares	5,648
1,500	Ping An Insurance (Group) Co. of China Ltd., H-Shares	8,448
7,886	Shandong Weigao Group Medical Polymer Co. Ltd., H-Shares	5,474
22,363	Shanghai Electric Group Co. Ltd., H-Shares	13,879
2,500	Shanghai Fosun Pharmaceutical Group Co. Ltd., H-Shares	8,145
3,000	Shanghai Industrial Holdings Ltd.	7,935
4,000	Shanghai Pharmaceuticals Holding Co. Ltd., H-Shares	9,270
4,000	Shimao Property Holdings Ltd.	7,061
35,500	Shui On Land Ltd.	9,802
4,000	Sino Biopharmaceutical Ltd.	5,001
13,000	Sino-Ocean Land Holdings Ltd.	7,599
38,000	Sinopec Oilfield Service Corp., H-Shares(a)	12,062
36,519	Sinopec Shanghai Petrochemical Co. Ltd., H-Shares(a)	15,267
2,000	Sinopharm Group Co. Ltd., H-Shares	8,284
16,000	SOHO China Ltd.	8,258
417	Tencent Holdings Ltd.	7,888
7,000	Weichai Power Co. Ltd., H-Shares	7,479
5,806	Xinjiang Goldwind Science & Technology Co. Ltd., H-Shares	10,953
19,212	Yanzhou Coal Mining Co. Ltd., H-Shares	9,271
1,033	Zhuzhou CSR Times Electric Co. Ltd., H-Shares	6,738
25,627	Zijin Mining Group Co. Ltd., H-Shares	6,911
21,412	Zoomlion Heavy Industry Science and Technology Co. Ltd., H-Shares	8,205
3,600	ZTE Corp. H-Shares	8,705

		780,454

	Colombia—0.4%
15,041	Ecopetrol SA	7,023

	Greece—3.4%
58,773	Alpha Bank AE(a)	7,466
169,526	Eurobank Ergasias SA(a)	5,805
306	FF Group	6,189

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Greece (continued)
774	Hellenic Telecommunications Organization SA	$7,242
15,525	National Bank of Greece SA(a)	11,628
93,880	Piraeus Bank SA(a)	9,645
1,162	Public Power Corp. SA	6,726

		54,701

	Hong Kong—1.4%
50,000	Alibaba Pictures Group Ltd.(a)	13,419
14,000	Nine Dragons Paper Holdings Ltd.	9,303

		22,722

	India—0.5%
251	Tata Motors Ltd. ADR(a)	7,422

	Malaysia—1.0%
4,500	Petronas Chemicals Group Bhd	6,652
18,900	SapuraKencana Petroleum Bhd	9,283

		15,935

	Mexico—0.3%
7,938	Cemex SAB de CV(a)	5,028

	Monaco—0.4%
2,857	Navios Maritime Holdings, Inc.	6,028

	Netherlands—0.5%
2,167	VimpelCom Ltd. ADR	8,191

	Poland—0.4%
282	KGHM Polska Miedz SA	6,578

	Qatar—0.4%
363	Gulf International Services QSC	6,392

	Russia—8.3%
2,203	Gazprom PAO ADR	9,275
236	LUKOIL PJSC ADR	8,567
173	Magnit PJSC GDR(b)	7,875
652	MegaFon PJSC GDR(b)	8,444
1,576	Mobile TeleSystems PJSC (MBT) ADR	11,079
83	Novatek OAO GDR(b)	7,590
2,762	Rosneft OAO GDR(b)	11,048
2,482	Sberbank of Russia ADR	15,222
2,317	Sistema JSFC GDR(b)	16,103
1,948	Surgutneftegas OAO ADR	10,665
399	Tatneft PAO ADR	12,349
410	Uralkali PJSC GDR(a)(b)	4,928
726	Yandex NV, Class A(a)	11,689

		134,834

	South Africa—5.2%
1,335	African Rainbow Minerals Ltd.	5,113
640	Brait SE(a)	7,362
1,170	Coronation Fund Managers Ltd.	6,186
1,423	Exxaro Resources Ltd.	5,923
1,582	FirstRand Ltd.	5,820
1,754	Impala Platinum Holdings Ltd.(a)	4,805
475	Imperial Holdings Ltd.	6,201
1,083	Kumba Iron Ore Ltd.	4,700
613	MTN Group Ltd.	7,006

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

40

PowerShares S&P Emerging Markets High Beta Portfolio (EEHB) (continued)

October 31, 2015

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	South Africa (continued)
70	Naspers Ltd., Class N	$10,277
1,370	RMB Holdings Ltd.	6,696
1,465	Sanlam Ltd.	6,632
223	Sasol Ltd.	7,158

		83,879

	Taiwan—4.2%
1,000	AirTac International Group	5,206
1,000	Catcher Technology Co. Ltd.	9,857
10,000	Compal Electronics, Inc.	6,253
2,000	Flexium Interconnect, Inc.	5,619
5,000	Merry Electronics Co. Ltd.	9,626
3,000	TPK Holding Co. Ltd.	7,485
16,000	Unimicron Technology Corp.	7,048
3,000	Wistron NeWeb Corp.	7,929
3,000	Zhen Ding Technology Holding Ltd.	8,576

		67,599

	Thailand—0.8%
10,300	Indorama Ventures PCL NVDR	6,690
3,365	PTT Exploration & Production PCL NVDR	6,906

		13,596

	Turkey—1.8%
2,884	Akbank TAS	7,419
2,569	Turkiye Garanti Bankasi AS	6,679
1,946	Turkiye Halk Bankasi AS	7,319
7,353	Turkiye Sise Ve Cam Fabrikalari AS	8,435

		29,852

	United Arab Emirates—3.6%
3,603	Abu Dhabi Commercial Bank PJSC	7,357
12,231	Aldar Properties PJSC	7,593
15,852	Arabtec Holding PJSC(a)	7,035
48,497	Deyaar Development PJSC(a)	7,830
18,568	Dubai Financial Market PJSC	7,229
13,207	Dubai Investments PJSC	8,127
3,299	Dubai Islamic Bank PJSC	5,811
3,972	Emaar Properties PJSC	6,975

		57,957

	Total Investments (Cost $2,028,655)—100.1%	1,620,931
	Other assets less liabilities—(0.1)%	(989)

	Net Assets—100.0%	$1,619,942

Investment Abbreviations:

ADR—American Depositary Receipt

GDR—Global Depositary Receipt

NVDR—Non-voting Depositary Receipt

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2015 was $55,988, which represented 3.46% of the Fund’s Net Assets.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

41

Schedule of Investments

PowerShares S&P Emerging Markets Low Volatility Portfolio (EELV)

October 31, 2015

Number of Shares		Value
	Common Stocks and Other Equity Interests—100.1%
	Brazil—3.8%
166,900	Ambev SA	$828,931
39,100	BRF SA	611,375
41,700	Cia Brasileira de Distribuicao (Preference Shares), Class A	550,481
174,200	Hypermarcas SA(a)	793,126
144,000	Klabin SA	821,594
42,100	M Dias Branco SA	765,624
150,300	Transmissora Alianca de Energia Eletrica SA	778,159
41,200	Ultrapar Participacoes SA	718,171
212,100	WEG SA	794,620

		6,662,081

	Chile—5.1%
14,059,334	Banco de Chile	1,489,216
21,383,303	Banco Santander Chile	1,016,123
334,406	Cencosud SA	734,907
95,776,150	Corpbanca SA	873,093
869,149	Empresa Nacional de Electricidad SA	1,089,941
328,711	Empresas CMPC SA	812,172
127,172	Empresas COPEC SA	1,192,541
3,434,847	Enersis SA	906,994
134,364	S.A.C.I. Falabella	901,763

		9,016,750

	China—3.7%
2,108,178	Agricultural Bank of China Ltd., H-Shares	865,022
1,019,240	China Construction Bank Corp., H-Shares	740,419
1,010,177	China Petroleum & Chemical Corp. (Sinopec), H-Shares	723,408
388,015	CITIC Ltd.	725,954
791,522	COSCO Pacific Ltd.	1,024,063
78,239	Hengan International Group Co. Ltd.	847,494
1,172,172	Industrial & Commercial Bank of China Ltd., H-Shares	748,668
163,595	Tsingtao Brewery Co. Ltd., H-Shares	784,190

		6,459,218

	Colombia—1.0%
98,131	Bancolombia SA (Preference Shares)	852,516
67,132	Grupo de Inversiones Suramericana SA	853,922

		1,706,438

	Czech Republic—0.9%
38,196	CEZ AS	767,731
3,652	Komercni banka AS	759,355

		1,527,086

	Egypt—0.5%
126,862	Commercial International Bank Egypt SAE	834,156

	Hungary—0.9%
16,282	MOL Hungarian Oil & Gas PLC, Class A	739,060
49,777	Richter Gedeon Nyrt	834,091

		1,573,151

	India—2.2%
11,458	Dr Reddy’s Laboratories Ltd. ADR	742,364
13,078	HDFC Bank Ltd. ADR	799,589
44,444	Infosys Ltd. ADR	807,103

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	India (continued)
26,370	Reliance Industries Ltd. GDR(b)	$756,819
61,738	Wipro Ltd. ADR	764,316

		3,870,191

	Indonesia—1.8%
986,236	PT Bank Central Asia Tbk	929,493
1,180,850	PT Bank Mandiri Persero Tbk	750,568
6,587,487	PT Kalbe Farma Tbk	688,227
4,430,254	PT Telekomunikasi Indonesia Persero Tbk	867,440

		3,235,728

	Malaysia—12.7%
953,300	AMMB Holdings Bhd	1,060,702
803,100	Axiata Group Bhd	1,153,428
58,700	British American Tobacco Malaysia Bhd	844,701
896,400	DiGi.Com Bhd	1,097,547
905,900	Gamuda Bhd	948,918
465,900	Genting Bhd	804,697
804,000	Genting Malaysia Bhd	804,749
483,800	Hong Leong Bank Bhd	1,574,377
762,900	IHH Healthcare Bhd	1,120,554
1,527,200	IJM Corp. Bhd	1,180,238
1,131,200	IOI Corp. Bhd	1,121,721
157,200	Kuala Lumpur Kepong Bhd	833,570
578,700	Malayan Banking Bhd	1,112,677
614,800	Maxis Bhd	943,094
397,600	MISC Bhd	835,737
190,700	Petronas Gas Bhd	1,020,085
399,000	Public Bank Bhd	1,679,218
600,800	Sime Darby Bhd	1,169,154
672,100	Telekom Malaysia Bhd	1,041,943
363,200	Tenaga Nasional Bhd	1,070,324
520,700	UMW Holdings Bhd	996,311

		22,413,745

	Mexico—8.7%
1,000,274	America Movil SAB de CV, Series L	892,629
173,433	Arca Continental SAB de CV	1,109,615
130,359	Coca-Cola Femsa SAB de CV, Series L	1,001,387
64,354	El Puerto de Liverpool SAB de CV	893,120
475,785	Fibra Uno Administracion SA de CV REIT	1,044,331
109,466	Fomento Economico Mexicano SAB de CV	1,080,636
315,016	Grupo Bimbo SAB de CV, Series A(a)	893,280
172,144	Grupo Financiero Banorte SAB de CV, Class O	926,399
370,287	Grupo Financiero Inbursa SAB de CV, Class O	743,990
468,794	Grupo Financiero Santander Mexico SAB de CV, Series B	860,797
340,716	Grupo Lala SAB de CV	870,097
316,433	Grupo Mexico SAB de CV, Series B	770,371
142,331	Grupo Televisa SAB, Series CPO	827,615
177,532	Infraestructura Energetica Nova SAB de CV	855,505
321,034	Kimberly-Clark de Mexico SAB de CV, Class A	774,191
72,834	Promotora y Operadora de Infraestructura SAB de CV(a)	912,631
317,985	Wal-Mart de Mexico SAB de CV	838,405

		15,294,999

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

42

PowerShares S&P Emerging Markets Low Volatility Portfolio (EELV) (continued)

October 31, 2015

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Philippines—5.2%
58,685	Ayala Corp.	$977,666
946,967	Ayala Land, Inc.	725,091
524,409	Bank of the Philippine Islands	947,565
408,323	BDO Unibank, Inc.	886,938
6,104,495	Energy Development Corp.	865,738
190,512	Jollibee Foods Corp.	838,220
179,875	Manila Electric Co.	1,248,598
509,735	Metropolitan Bank & Trust Co.	925,950
17,090	Philippine Long Distance Telephone Co.	803,033
49,589	SM Investments Corp.	926,749

		9,145,548

	Poland—2.2%
30,062	Alior Bank SA(a)	633,993
18,563	Bank Pekao SA	724,035
171,058	PGE Polska Grupa Energetyczna SA	639,000
94,917	Powszechna Kasa Oszczednosci Bank Polski SA(a)	705,690
7,447	Powszechny Zaklad Ubezpieczen SA	726,402
714,335	Tauron Polska Energia SA	561,877

		3,990,997

	Qatar—0.9%
55,429	Commercial Bank QSC (The)	810,060
15,298	Qatar National Bank SAQ	766,949

		1,577,009

	South Africa—10.4%
29,774	Aspen Pharmacare Holdings Ltd.	670,261
60,031	Barclays Africa Group Ltd.	772,201
120,005	Barloworld Ltd.	679,527
35,196	Bidvest Group Ltd. (The)	902,419
72,573	Discovery Ltd.	777,944
196,418	FirstRand Ltd.	722,555
499,512	Growthpoint Properties Ltd. REIT	917,863
100,455	Investec Ltd.	834,030
93,293	Liberty Holdings Ltd.	915,858
408,065	MMI Holdings Ltd.	741,848
32,189	Mondi Ltd.	750,552
46,506	Nedbank Group Ltd.	776,377
166,781	Pick n Pay Stores Ltd.	808,136
1,067,707	Redefine Properties Ltd. REIT	893,967
41,912	Remgro Ltd.	841,661
145,218	RMB Holdings Ltd.	709,753
249,964	RMI Holdings	776,507
58,397	SPAR Group Ltd. (The)	841,019
75,314	Standard Bank Group Ltd.	785,125
140,757	Steinhoff International Holdings Ltd.	863,607
34,669	Tiger Brands Ltd.	795,095
83,430	Vodacom Group Ltd.	905,142
98,594	Woolworths Holdings Ltd.	732,101

		18,413,548

	South Korea—4.7%
21,445	GS Holdings Corp.	944,291
30,225	Hana Financial Group, Inc.	737,033
32,304	Hyundai Marine & Fire Insurance Co. Ltd.	961,994
23,073	KB Financial Group, Inc.	731,625

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	South Korea (continued)
1,665	Korea Zinc Co. Ltd.	$692,259
38,162	KT Corp.(a)	989,156
18,050	LG Electronics, Inc.	777,383
397	Lotte Confectionery Co. Ltd.	692,630
24,671	LS Corp.	837,479
718	Samsung Electronics Co. Ltd.	864,081

		8,227,931

	Taiwan—23.3%
1,131,582	Asia Cement Corp.	1,176,426
546,023	Cathay Financial Holding Co. Ltd.	780,429
454,600	Chailease Holding Co. Ltd.	872,413
2,165,868	Chang Hwa Commercial Bank	1,127,518
634,738	Cheng Shin Rubber Industry Co. Ltd.	1,151,634
2,380,000	China Development Financial Holding Corp.	641,490
268,000	China Steel Chemical Corp.	1,015,417
1,937,230	China Steel Corp.	1,172,596
679,000	Chunghwa Telecom Co. Ltd.	2,085,305
1,364,093	CTBC Financial Holding Co. Ltd.	750,044
1,525,973	E.Sun Financial Holding Co. Ltd.	918,963
1,428,000	Far Eastern Department Stores Co. Ltd.	866,561
1,009,440	Far Eastern New Century Corp.	920,401
410,000	Far EasTone Telecommunications Co. Ltd.	889,122
2,976,866	First Financial Holding Co. Ltd.	1,444,257
364,090	Formosa Chemicals & Fibre Corp.	835,545
318,000	Formosa Petrochemical Corp.	774,833
396,400	Formosa Plastics Corp.	921,903
418,000	Fubon Financial Holding Co. Ltd.	678,565
314,578	Hon Hai Precision Industry Co. Ltd.	839,172
2,514,468	Hua Nan Financial Holdings Co. Ltd.	1,212,174
658,308	Kenda Rubber Industrial Co. Ltd.	1,062,588
773,435	Lite-On Technology Corp.	805,277
1,276,000	Mega Financial Holding Co. Ltd.	931,545
413,000	Nan Ya Plastics Corp.	823,112
107,000	President Chain Store Corp.	711,938
408,000	Quanta Computer, Inc.	697,522
421,000	Ruentex Industries Ltd.	778,105
4,234,331	Shin Kong Financial Holding Co. Ltd.	1,016,078
211,000	Simplo Technology Co. Ltd.	750,705
2,912,194	SinoPac Financial Holdings Co. Ltd.	964,347
306,000	Standard Foods Corp.	740,881
769,000	Synnex Technology International Corp.	813,688
1,791,000	Ta Chong Bank Ltd.(a)	761,341
2,495,978	Taishin Financial Holding Co. Ltd.	980,292
814,000	Taiwan Cement Corp.	907,690
3,691,012	Taiwan Cooperative Financial Holding Co. Ltd.	1,654,296
672,000	Taiwan Fertilizer Co. Ltd.	860,092
304,000	Taiwan Mobile Co. Ltd.	959,847
177,000	Taiwan Semiconductor Manufacturing Co. Ltd.	744,236
414,523	Uni-President Enterprises Corp.	702,289
2,102,000	United Microelectronics Corp.	770,521
901,000	WPG Holdings Ltd.	943,644
1,819,592	Yuanta Financial Holding Co. Ltd.	717,445

		41,172,247

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

43

PowerShares S&P Emerging Markets Low Volatility Portfolio (EELV) (continued)

October 31, 2015

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Thailand—7.7%
140,410	Advanced Info Service PCL NVDR	$919,815
239,525	Bangkok Bank PCL NVDR	1,128,008
1,549,559	Bangkok Dusit Medical Services PCL NVDR	827,767
3,719,379	BTS Group Holdings PCL NVDR	1,009,124
608,971	Central Pattana PCL NVDR	787,592
586,387	CP ALL PCL NVDR	824,330
3,933,365	Home Product Center PCL NVDR	774,121
548,224	Intouch Holdings PCL NVDR	1,156,022
149,428	Kasikornbank PCL NVDR	724,716
1,535,129	Krung Thai Bank PCL NVDR	738,053
3,315,373	Land and Houses PCL NVDR	796,976
65,990	Siam Cement PCL (The) NVDR	842,327
214,567	Siam Commercial Bank PCL (The) NVDR	805,361
1,498,711	Thai Beverage PCL NVDR	722,335
10,557,167	TMB Bank PCL NVDR	789,543
363,933	Total Access Communication PCL NVDR	695,788

		13,541,878

	Turkey—4.4%
171,352	Arcelik AS	935,739
49,237	BIM Birlesik Magazalar AS	1,002,800
62,707	Coca-Cola Icecek AS	795,790
487,262	Enka Insaat ve Sanayi AS	865,210
254,987	Haci Omer Sabanci Holding AS	810,956
219,743	KOC Holding AS	996,224
133,053	Migros Ticaret AS(a)	785,998
570,171	Petkim Petrokimya Holding AS(a)	842,058
357,717	Turk Telekomunikasyon AS	772,785

		7,807,560

	Total Investments (Cost $196,871,626)—100.1%	176,470,261
	Other assets less liabilities—(0.1)%	(226,014)

	Net Assets—100.0%	$176,244,247

Investment Abbreviations:

ADR—American Depositary Receipt

GDR—Global Depositary Receipt

NVDR—Non-voting Depositary Receipt

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2015 was $756,819, which represented 0.43% of the Fund’s Net Assets.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

44

Schedule of Investments

PowerShares S&P International Developed High Beta Portfolio (IDHB)

October 31, 2015

Number of Shares		Value
	Common Stocks and Other Equity Interests—99.9%
	Australia—1.0%
1,361	BHP Billiton PLC	$21,870
11,101	Fortescue Metals Group Ltd.	16,553

		38,423

	Austria—2.7%
626	Erste Group Bank AG(a)	18,443
7,452	IMMOFINANZ AG(a)	19,197
776	OMV AG	20,744
1,569	Raiffeisen Bank International AG(a)	24,923
556	voestalpine AG	20,228

		103,535

	Belgium—2.1%
174	Delhaize Group SA	16,224
205	Groupe Bruxelles Lambert SA	16,737
273	KBC Groep NV	16,707
146	Solvay SA	16,580
378	Umicore SA	16,139

		82,387

	Canada—11.8%
4,553	Baytex Energy Corp.	18,513
7,982	Bonavista Energy Corp.	17,814
1,143	Cameco Corp.	16,179
796	Canadian Natural Resources Ltd.	18,447
4,897	Canadian Oil Sands Ltd.	36,942
1,175	Cenovus Energy, Inc.	17,495
1,530	Crescent Point Energy Corp.	20,839
2,806	Encana Corp.	21,340
4,456	Enerplus Corp.	21,014
4,637	First Quantum Minerals Ltd.	24,738
1,324	Gibson Energy, Inc.	17,639
6,256	Lundin Mining Corp.(a)	21,087
3,751	MEG Energy Corp.(a)	31,193
447	Methanex Corp.	17,824
2,418	Paramount Resources Ltd., Class A(a)	24,451
17,472	Pengrowth Energy Corp.	17,093
63,803	Penn West Petroleum Ltd.	74,124
4,852	Precision Drilling Corp.	19,284
3,828	Teck Resources Ltd., Class B	22,412

		458,428

	Chile—0.4%
2,112	Antofagasta PLC	17,173

	China—1.4%
42,000	Alibaba Health Information Technology Ltd.(a)	33,600
10,500	Fosun International Ltd.	19,211

		52,811

	Colombia—0.6%
10,954	Pacific Exploration and Production Corp.	21,350

	Cyprus—0.4%
6,708	Ocean Rig UDW, Inc.	14,355

	Denmark—0.5%
332	Vestas Wind Systems A/S	19,439

	Finland—3.8%
558	Cargotec Oyj, Class B	19,983
713	Metso Oyj	17,540

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Finland (continued)
2,751	Nokia Oyj	$20,573
658	Nokian Renkaat Oyj	24,953
7,278	Outokumpu Oyj(a)	24,891
2,059	Stora Enso Oyj, Class R	19,208
1,089	UPM-Kymmene Oyj	20,511

		147,659

	France—13.9%
330	Accor SA	16,492
152	Air Liquide SA	19,796
274	Airbus Group SE	19,177
744	AXA SA	19,992
346	BNP Paribas SA	21,121
3,081	Bollore SA	15,322
412	Bouygues SA	15,686
179	Cap Gemini SA	16,022
542	Carrefour SA	17,764
262	Casino Guichard Perrachon SA	15,148
94	Christian Dior SE	18,597
432	Cie de Saint-Gobain	18,220
1,507	Credit Agricole SA	19,177
783	Electricite de France SA	14,648
1,113	Engie SA	19,616
144	Essilor International SA	19,025
112	LVMH Moet Hennessy Louis Vuitton SE	20,983
3,196	Natixis SA	19,700
359	Numericable-SFR SAS(a)	16,339
1,253	Orange SA	22,195
243	Renault SA	23,013
171	Sanofi	17,350
292	Schneider Electric SE	17,767
457	Societe Generale SA	21,359
1,068	Suez Environnement Co.	20,422
320	Technip SA	16,792
483	Total SA	23,553
64	Unibail-Rodamco SE REIT	17,964
257	Vinci SA	17,425

		540,665

	Germany—9.4%
104	Allianz SE	18,307
257	BASF SE	21,159
153	Bayer AG	20,510
181	Bayerische Motoren Werke AG	18,667
1,642	Commerzbank AG(a)	18,156
82	Continental AG	19,810
218	Daimler AG	19,017
692	Deutsche Bank AG	19,470
585	Deutsche Post AG	17,493
1,143	Deutsche Telekom AG	21,471
1,817	E.ON SE	19,263
238	HeidelbergCement AG	17,820
1,474	Infineon Technologies AG	18,228
94	Linde AG	16,380
603	METRO AG	18,671
229	Porsche Automobil Holding SE (Preference Shares)	10,776

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

45

PowerShares S&P International Developed High Beta Portfolio (IDHB) (continued)

October 31, 2015

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Germany (continued)
1,403	RWE AG	$19,613
179	Siemens AG	18,092
943	ThyssenKrupp AG	19,110
86	Volkswagen AG (Preference Shares)	10,383

		362,396

	Hong Kong—0.5%
6,000	Galaxy Entertainment Group Ltd.	20,632

	India—0.8%
3,965	Vedanta Resources PLC	30,281

	Ireland—1.4%
48,857	Bank of Ireland(a)	18,296
688	CRH PLC	18,894
597	Smurfit Kappa Group PLC	17,100

		54,290

	Italy—10.4%
873	Assicurazioni Generali SpA	16,626
604	Atlantia SpA	16,814
13,059	Banca Monte dei Paschi di Siena SpA(a)	24,120
1,346	Banco Popolare SC(a)	20,236
9,148	Enel Green Power SpA	19,453
4,505	Enel SpA	20,881
1,405	Eni SpA	23,063
397	EXOR SpA	19,800
1,288	Finmeccanica SpA(a)	16,931
6,646	Intesa Sanpaolo SpA	23,258
3,777	Mediaset SpA	19,276
2,185	Mediobanca SpA	22,085
2,785	Mediolanum SpA	22,812
1,047	Moncler SpA	16,944
878	Prysmian SpA	19,058
1,838	Saipem SpA(a)	17,349
683	Salvatore Ferragamo SpA	18,636
3,763	Snam SpA	19,578
3,640	UniCredit SpA	23,643
3,036	Unione di Banche Italiane SpA	22,839

		403,402

	Luxembourg—1.0%
3,173	ArcelorMittal SA	17,781
1,567	Tenaris SA	19,768

		37,549

	Macau—0.4%
10,000	MGM China Holdings Ltd.	14,658

	Netherlands—3.0%
2,666	Aegon NV	16,504
625	Altice NV, Class A(a)	10,874
178	ASML Holding NV	16,637
1,379	ING Groep NV CVA	20,161
561	OCI NV(a)	15,942
288	Randstad Holding NV	17,284
724	Royal Dutch Shell PLC, Class A	18,897

		116,299

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Norway—5.0%
4,440	Det Norske Oljeselskap ASA(a)	$27,364
1,171	DNB ASA	14,973
24,877	DNO ASA(a)	25,048
4,950	Norsk Hydro ASA	17,819
3,379	Opera Software ASA	21,184
3,844	Petroleum Geo-Services ASA	16,072
528	Schibsted ASA, Class A	17,783
1,261	Statoil ASA	20,297
5,057	Storebrand ASA(a)	17,767
795	Telenor ASA	15,061

		193,368

	Portugal—2.7%
407,200	Banco Comercial Portugues SA(a)	23,525
4,859	EDP-Energias de Portugal SA	18,078
2,256	Galp Energia SGPS SA	24,514
1,269	Jeronimo Martins SGPS SA	17,922
16,778	Sonae SGPS SA	20,165

		104,204

	Singapore—0.5%
527	InterOil Corp.(a)	20,163

	Spain—4.8%
589	ACS Actividades de Construccion y Servicios SA	20,134
2,148	Banco Bilbao Vizcaya Argentaria SA	18,603
4,711	Banco Popular Espanol SA	18,037
3,700	Banco Santander SA	20,845
13,876	Bankia SA	17,965
3,917	CaixaBank SA	15,110
585	Industria de Diseno Texil SA	22,039
5,938	Mapfre SA	17,743
1,609	Repsol SA	20,395
1,253	Telefonica SA	16,651

		187,522

	Sweden—5.8%
655	Atlas Copco AB, Class A	17,202
508	Hexagon AB, Class B	17,757
848	Industrivarden AB, Class C	15,530
674	Investment AB Kinnevik, Class B	21,670
490	Investor AB, Class B	18,317
1,459	Lundin Petroleum AB(a)	21,221
1,340	Nordea Bank AB	14,914
1,716	Sandvik AB	16,148
820	Skanska AB, Class B	16,079
858	SKF AB, Class B	15,198
5,392	SSAB AB, Class A(a)	19,629
947	Trelleborg AB, Class B	16,105
1,546	Volvo AB, Class B	16,159

		225,929

	Switzerland—0.9%
10,978	Glencore PLC	19,074
2,477	STMicroelectronics NV	17,183

		36,257

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

46

PowerShares S&P International Developed High Beta Portfolio (IDHB) (continued)

October 31, 2015

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	United Kingdom—14.7%
3,342	Aberdeen Asset Management PLC	$17,895
1,535	Amec Foster Wheeler PLC	16,855
2,130	Anglo American PLC	17,981
2,258	Aviva PLC	16,948
5,189	Barclays PLC	18,592
1,301	BG Group PLC	20,595
3,351	BP PLC	19,997
4,586	Centrica PLC	16,014
2,206	CNH Industrial NV, Class A	14,987
1,288	Fiat Chrysler Automobiles NV(a)	19,094
3,770	GKN PLC	16,722
1,120	Hargreaves Lansdown PLC	24,977
1,774	International Consolidated Airlines Group SA(a)	15,959
4,620	J Sainsbury PLC	19,008
431	London Stock Exchange Group PLC	16,940
6,744	Old Mutual PLC	22,112
1,628	Petrofac Ltd.	21,195
728	Prudential PLC	17,078
499	Rio Tinto PLC	18,176
3,695	Royal Bank of Scotland Group PLC(a)	18,124
351	SABMiller PLC	21,656
440	Schroders PLC	20,271
2,714	Seadrill Ltd.(a)	17,063
916	Smiths Group PLC	13,609
1,503	Standard Chartered PLC	16,745
2,548	Standard Life PLC	16,563
2,145	Subsea 7 SA(a)	16,794
6,606	Tesco PLC(a)	18,701
8,500	Tullow Oil PLC(a)	26,636
4,530	Vodafone Group PLC	14,989
6,539	WM Morrison Supermarkets PLC	17,017

		569,293

	Total Investments (Cost $4,541,696)—99.9%	3,872,468
	Other assets less liabilities—0.1%	4,504

	Net Assets—100.0%	$3,876,972

Investment Abbreviations:

CVA—Dutch Certificates

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Non-income producing security.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

47

Schedule of Investments

PowerShares S&P International Developed Low Volatility Portfolio (IDLV)

October 31, 2015

Number of Shares		Value
	Common Stocks and Other Equity Interests—99.9%
	Australia—11.8%
122,368	AGL Energy Ltd.	$1,460,587
138,220	Amcor Ltd.	1,346,068
59,467	ASX Ltd.	1,748,830
1,385,302	AusNet Services	1,428,157
68,510	Australia & New Zealand Banking Group Ltd.	1,329,983
185,489	Bendigo & Adelaide Bank Ltd.	1,416,007
335,357	Boral Ltd.	1,289,614
203,973	Brambles Ltd.	1,510,545
229,903	Coca-Cola Amatil Ltd.	1,494,261
26,888	Commonwealth Bank of Australia	1,471,930
21,080	CSL Ltd.	1,410,557
444,623	GPT Group (The) REIT	1,513,121
1,072,953	Mirvac Group REIT	1,381,724
66,754	National Australia Bank Ltd.	1,435,913
491,401	Scentre Group REIT	1,451,443
96,149	Sonic Healthcare Ltd.	1,322,560
538,763	Stockland REIT	1,556,741
168,147	Suncorp Group Ltd.	1,572,734
353,149	Sydney Airport	1,625,104
503,578	Tatts Group Ltd.	1,422,740
444,126	Telstra Corp. Ltd.	1,711,053
229,860	Transurban Group	1,712,093
646,253	Vicinity Centres REIT(a)	1,341,711
57,911	Wesfarmers Ltd.	1,628,287
59,629	Westpac Banking Corp.	1,334,978

		36,916,741

	Austria—0.9%
67,680	BUWOG AG	1,446,659
39,057	Oesterreichische Post AG	1,428,077

		2,874,736

	Belgium—2.3%
8,914	Ackermans & van Haaren NV	1,363,789
36,615	Ageas	1,625,353
29,074	Colruyt SA	1,446,371
19,501	Groupe Bruxelles Lambert SA	1,592,153
22,107	Telenet Group Holding NV(a)	1,292,333

		7,319,999

	Canada—18.5%
34,038	Bank of Montreal(b)	1,978,255
39,185	Bank of Nova Scotia	1,841,622
46,189	BCE, Inc.	1,995,339
44,541	Brookfield Asset Management, Inc., Class A	1,555,114
133,057	CAE, Inc.	1,501,067
23,579	Canadian Imperial Bank of Commerce(b)	1,807,240
23,156	Canadian National Railway Co.	1,413,589
14,879	Canadian Tire Corp. Ltd., Class A(b)	1,308,046
50,543	Canadian Utilities Ltd., Class A	1,328,910
77,155	CI Financial Corp.	1,839,902
25,090	Dollarama, Inc.	1,693,889
103,636	Dream Office Real Estate Investment Trust REIT(b)	1,662,643
46,069	Emera, Inc.(b)	1,508,462
69,669	Empire Co. Ltd., Class A	1,458,504
132,310	First Capital Realty, Inc.	1,958,837
53,271	Fortis, Inc.	1,541,107

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Canada (continued)
18,393	George Weston Ltd.	$1,548,085
68,987	Great-West Lifeco, Inc.	1,827,561
110,638	H&R Real Estate Investment Trust REIT(b)	1,774,132
49,295	IGM Financial, Inc.	1,424,199
26,313	Intact Financial Corp.	1,878,221
29,933	Loblaw Cos. Ltd.	1,576,324
88,248	Manulife Financial Corp.	1,462,313
51,275	Metro, Inc.	1,465,336
44,169	National Bank of Canada	1,462,116
23,548	Onex Corp.	1,426,901
69,057	Power Corp. of Canada	1,551,256
66,119	Power Financial Corp.	1,634,845
93,607	RioCan Real Estate Investment Trust REIT(b)	1,824,419
47,854	Rogers Communications, Inc., Class B	1,903,041
34,153	Royal Bank of Canada	1,951,786
57,059	Saputo, Inc.	1,359,804
95,975	Shaw Communications, Inc., Class B	1,991,609
51,615	TELUS Corp.	1,721,618
43,300	Toronto-Dominion Bank (The)	1,776,546

		57,952,638

	Denmark—0.5%
35,153	DSV A/S	1,431,905

	Finland—0.4%
27,038	Sampo Oyj, Class A	1,328,508

	France—3.2%
12,143	Aeroports de Paris	1,533,864
41,151	Alstom SA(a)	1,348,268
58,534	Bureau Veritas SA	1,330,048
83,632	CNP Assurances	1,200,070
22,834	Danone SA	1,599,427
18,865	Sodexo SA	1,687,352
55,294	Vivendi SA	1,338,580

		10,037,609

	Germany—1.7%
35,157	MAN SE	3,683,224
8,212	Muenchener Rueckversicherungs-Gesellschaft AG	1,646,456

		5,329,680

	Hong Kong—8.1%
425,599	Bank of East Asia Ltd. (The)	1,595,289
174,453	Cheung Kong Infrastructure Holdings Ltd.	1,624,080
250,213	CLP Holdings Ltd.	2,179,246
87,016	Hang Seng Bank Ltd.	1,601,074
3,798,445	HK Electric Investments & HK Electric Investments Ltd.(c)	2,916,188
973,218	Hong Kong & China Gas Co. Ltd.	1,976,549
323,816	Hysan Development Co. Ltd.	1,439,396
26,959	Jardine Matheson Holdings Ltd.	1,471,692
48,873	Jardine Strategic Holdings Ltd.	1,474,498
465,232	Kerry Properties Ltd.	1,380,671
253,228	Link REIT	1,517,715
324,677	MTR Corp. Ltd.	1,474,643
152,037	Power Assets Holdings Ltd.	1,517,408

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

48

PowerShares S&P International Developed Low Volatility Portfolio (IDLV) (continued)

October 31, 2015

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Hong Kong (continued)
109,382	Sun Hung Kai Properties Ltd.	$1,466,405
141,093	Swire Pacific Ltd., Class A	1,638,478

		25,273,332

	Ireland—0.9%
77,630	Experian PLC	1,328,400
19,255	Kerry Group PLC, Class A	1,572,919

		2,901,319

	Israel—2.1%
263,115	Bank Hapoalim BM	1,372,679
346,768	Bank Leumi Le-Israel(a)	1,317,994
16,938	Check Point Software Technologies Ltd.(a)	1,438,714
725,661	Israel Discount Bank Ltd., Class A(a)	1,326,062
105,503	Mizrahi Tefahot Bank Ltd.	1,282,201

		6,737,650

	Italy—0.9%
80,482	Pirelli & C. SpA	1,329,122
274,101	Terna-Rete Elettrica Nationale SpA(b)	1,401,292

		2,730,414

	Japan—6.9%
741	Advance Residence Investment Corp. REIT	1,587,309
359,411	Aozora Bank Ltd.	1,319,404
43,970	Canon, Inc.	1,326,296
375	Frontier Real Estate Investment Corp. REIT	1,522,685
1,521	GLP J-REIT REIT	1,517,534
116,441	Kagome Co. Ltd.(b)	1,986,758
91,927	McDonald’s Holdings Co. Japan Ltd.(b)	2,177,910
98,588	Mitsui & Co. Ltd.	1,258,544
844	Nippon Prologis REIT, Inc. REIT	1,491,819
1,087	ORIX JREIT Inc. REIT	1,468,250
346,067	Osaka Gas Co. Ltd.	1,371,363
28,907	Takeda Pharmaceutical Co. Ltd.	1,420,497
138,387	TonenGeneral Sekiyu K.K.	1,443,789
1,154	United Urban Investment Corp. REIT	1,607,519

		21,499,677

	Luxembourg—0.4%
42,892	SES SA FDR, Class A	1,273,829

	Netherlands—1.0%
19,820	Heineken Holding NV, Class A	1,596,741
50,309	NN Group NV	1,587,745

		3,184,486

	New Zealand—2.6%
476,327	Auckland International Airport Ltd.	1,695,208
304,992	Fisher & Paykel Healthcare Corp. Ltd.	1,605,462
297,988	Fletcher Building Ltd.	1,504,076
351,729	Ryman Healthcare Ltd.	1,877,661
462,680	Sky Network Television Ltd.	1,421,244

		8,103,651

	Norway—0.5%
94,684	Gjensidige Forsikring ASA	1,445,694

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Singapore—14.0%
839,509	Ascendas Real Estate Investment Trust REIT	$1,432,650
1,651,261	CapitaLand Commercial Trust Ltd. REIT	1,662,462
643,839	CapitaLand Ltd.	1,425,135
1,123,552	CapitaLand Mall Trust REIT	1,588,456
255,741	City Developments Ltd.	1,449,899
132,723	DBS Group Holdings Ltd.	1,636,649
2,523,180	Hutchison Port Holdings Trust	1,400,365
2,801,811	Keppel REIT	1,930,559
268,458	Keppel Corp. Ltd.	1,357,146
739,241	M1 Ltd.	1,499,068
2,267,089	Mapletree Greater China Commercial Trust REIT(c)	1,610,677
2,520,068	Mapletree Logistics Trust REIT	1,835,394
270,217	Oversea-Chinese Banking Corp. Ltd.	1,742,277
637,176	SATS Ltd.	1,724,311
195,245	Singapore Airlines Ltd.	1,505,638
264,089	Singapore Exchange Ltd.	1,391,629
1,329,742	Singapore Post Ltd.	1,799,258
949,176	Singapore Press Holdings Ltd.	2,704,186
650,757	Singapore Technologies Engineering Ltd.	1,538,026
598,083	Singapore Telecommunications Ltd.	1,699,658
849,862	StarHub Ltd.	2,184,579
1,610,805	Suntec REIT	1,897,771
118,038	United Overseas Bank Ltd.	1,713,468
310,242	UOL Group Ltd.	1,453,186
313,406	Venture Corp. Ltd.	1,850,673
903,863	Wilmar International Ltd.	2,020,058

		44,053,178

	Spain—1.8%
78,792	Abertis Infraestructuras SA	1,315,138
53,092	Ferrovial SA	1,346,560
65,969	Gas Natural SDG SA	1,436,320
213,511	Iberdrola SA	1,532,350

		5,630,368

	Sweden—2.1%
34,741	Hennes & Mauritz AB, Class B	1,359,616
27,063	L E Lundbergforetagen AB, Class B	1,388,696
56,519	Swedbank AB, Class A	1,305,316
43,488	Swedish Match AB	1,376,198
242,921	TeliaSonera AB	1,251,089

		6,680,915

	Switzerland—3.3%
11,369	Kuehne + Nagel International AG	1,581,222
20,678	Nestle SA	1,585,855
8,854	Schindler Holding AG-PC	1,442,508
19,515	Swiss Re AG	1,819,354
2,699	Swisscom AG	1,396,389
21,723	Wolseley PLC	1,280,565
5,080	Zurich Insurance Group AG	1,346,593

		10,452,486

	United Kingdom—15.4%
20,331	AstraZeneca PLC	1,303,223
216,891	BAE Systems PLC	1,474,856
26,352	British American Tobacco PLC	1,570,740

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

49

PowerShares S&P International Developed Low Volatility Portfolio (IDLV) (continued)

October 31, 2015

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	United Kingdom (continued)
118,201	British Land Co. PLC (The) REIT	$1,589,094
200,999	BT Group PLC	1,443,465
59,417	Bunzl PLC	1,705,885
67,449	Capita PLC	1,328,144
97,922	Compass Group PLC	1,692,271
51,994	Diageo PLC	1,508,426
300,745	Direct Line Insurance Group PLC	1,831,871
401,216	G4S PLC	1,503,861
69,256	GlaxoSmithKline PLC	1,502,773
154,859	Hammerson PLC REIT	1,522,280
170,398	HSBC Holdings PLC	1,335,813
265,649	Intu Properties PLC REIT	1,419,938
76,392	Land Securities Group PLC REIT	1,579,749
378,279	Legal & General Group PLC	1,528,303
1,179,095	Lloyds Banking Group PLC	1,342,618
118,010	National Grid PLC	1,685,490
12,826	Next PLC	1,584,677
72,712	Pearson PLC	967,433
58,467	Prudential PLC	1,371,602
16,953	Reckitt Benckiser Group PLC	1,660,999
86,647	RELX NV	1,488,362
92,593	RELX PLC	1,661,666
44,492	Severn Trent PLC	1,541,242
91,802	Sky PLC	1,553,897
58,169	SSE PLC	1,361,018
36,100	Unilever PLC	1,612,929
97,288	United Utilities Group PLC	1,485,236
21,068	Whitbread PLC	1,615,807
64,223	WPP PLC	1,446,131

		48,219,799

	United States—0.6%
43,041	Thomson Reuters Corp.	1,765,919

	Total Investments (excluding investments purchased with cash collateral from securities on loan) (Cost $325,753,220)—99.9%	313,144,533

	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—3.7%
11,616,836	Invesco Liquid Assets Portfolio—Institutional Class, 0.16%(d)(e) (Cost $11,616,836)	11,616,836

	Total Investments (Cost $337,370,056)—103.6%	324,761,369
	Other assets less liabilities—(3.6)%	(11,333,309)

	Net Assets—100.0%	$313,428,060

Investment Abbreviations:

FDR—Fiduciary Depositary Receipt

PC—Participation Certificate

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	All or a portion of this security was out on loan at October 31, 2015.
(c)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2015 was $4,526,865, which represented 1.44% of the Fund’s Net Assets.
(d)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of October 31, 2015.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2H.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

50

Schedule of Investments(a)

PowerShares S&P MidCap Low Volatility Portfolio (XMLV)

October 31, 2015

Number of Shares		Value
	Common Stocks and Other Equity Interests—100.0%
	Consumer Discretionary—3.8%
27,865	John Wiley & Sons, Inc., Class A	$1,458,176
816	NVR, Inc.(b)	1,336,412
43,867	Service Corp. International	1,239,681

		4,034,269

	Consumer Staples—5.3%
19,049	Church & Dwight Co., Inc.	1,639,929
13,541	Edgewell Personal Care Co.	1,147,058
13,452	Ingredion, Inc.	1,278,747
13,832	Lancaster Colony Corp.	1,572,975

		5,638,709

	Financials—50.8%
14,271	Alexandria Real Estate Equities, Inc. REIT	1,280,680
2,720	Alleghany Corp.(b)	1,349,854
36,536	American Campus Communities, Inc. REIT	1,482,265
23,772	American Financial Group, Inc.	1,716,101
36,751	Arthur J. Gallagher & Co.	1,607,121
29,798	Aspen Insurance Holdings Ltd. (Bermuda)	1,448,481
19,484	Bank of Hawaii Corp.	1,275,812
50,765	Brown & Brown, Inc.	1,638,187
16,282	Camden Property Trust REIT	1,201,449
19,089	CBOE Holdings, Inc.	1,279,727
29,416	Commerce Bancshares, Inc.	1,339,899
52,845	Corporate Office Properties Trust REIT	1,215,435
38,364	Corrections Corp. of America REIT	1,093,374
42,410	Douglas Emmett, Inc. REIT	1,295,625
60,922	Duke Realty Corp. REIT	1,261,085
21,204	Endurance Specialty Holdings Ltd.	1,338,608
49,690	Equity One, Inc. REIT	1,320,760
8,229	Everest Re Group Ltd.	1,464,515
16,092	Extra Space Storage, Inc. REIT	1,275,130
8,423	FactSet Research Systems, Inc.	1,475,036
9,722	Federal Realty Investment Trust REIT	1,395,010
14,868	Hanover Insurance Group, Inc. (The)	1,252,629
32,429	Highwoods Properties, Inc. REIT	1,409,040
17,431	Kilroy Realty Corp. REIT	1,147,657
26,626	Lamar Advertising Co., Class A REIT	1,502,505
38,236	Liberty Property Trust REIT	1,300,789
15,265	Mid-America Apartment Communities, Inc. REIT	1,300,425
18,861	MSCI, Inc.	1,263,687
32,287	National Retail Properties, Inc. REIT	1,226,906
81,427	New York Community Bancorp, Inc.	1,345,174
76,641	Old Republic International Corp.	1,382,604
39,795	Potlatch Corp. REIT	1,243,196
19,378	Regency Centers Corp. REIT	1,316,929
14,814	Reinsurance Group of America, Inc.	1,336,815
14,827	RenaissanceRe Holdings Ltd. (Bermuda)	1,625,484
23,766	SEI Investments Co.	1,231,554
43,404	Tanger Factory Outlet Centers, Inc. REIT	1,516,970
36,632	UDR, Inc. REIT	1,262,339
133,280	Valley National Bancorp	1,399,440
23,870	W.R. Berkley Corp.	1,332,662

		54,150,959

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Health Care—8.5%
8,393	Bio-Rad Laboratories, Inc., Class A(b)	$1,170,656
12,956	Bio-Techne Corp.	1,142,719
25,429	Hill-Rom Holdings, Inc.	1,339,854
14,720	MEDNAX, Inc.(b)	1,037,318
37,023	Owens & Minor, Inc.	1,327,275
14,277	Sirona Dental Systems, Inc.(b)	1,558,049
11,443	Teleflex, Inc.	1,521,919

		9,097,790

	Industrials—10.4%
37,766	Copart, Inc.(b)	1,367,507
17,669	IDEX Corp.	1,356,272
17,002	MSC Industrial Direct Co., Inc., Class A	1,067,216
16,993	Nordson Corp.	1,210,581
17,408	Regal Beloit Corp.	1,110,456
44,812	Rollins, Inc.	1,201,858
11,994	Teledyne Technologies, Inc.(b)	1,070,225
27,625	Waste Connections, Inc.	1,505,010
9,727	Watsco, Inc.	1,196,713

		11,085,838

	Information Technology—5.3%
14,245	ANSYS, Inc.(b)	1,357,691
22,740	Broadridge Financial Solutions, Inc.	1,354,849
20,958	Jack Henry & Associates, Inc.	1,620,892
25,521	Synopsys, Inc.(b)	1,275,539

		5,608,971

	Materials—8.7%
19,683	AptarGroup, Inc.	1,447,882
10,803	Ashland, Inc.	1,185,305
29,394	Bemis Co., Inc.	1,345,657
19,257	Scotts Miracle-Gro Co. (The), Class A	1,274,043
24,607	Silgan Holdings, Inc.	1,251,758
34,110	Sonoco Products Co.	1,456,156
15,925	Valspar Corp. (The)	1,289,129

		9,249,930

	Utilities—7.2%
20,520	Alliant Energy Corp.	1,211,091
47,177	Aqua America, Inc.	1,349,262
21,123	Atmos Energy Corp.	1,330,749
45,759	Great Plains Energy, Inc.	1,258,373
59,297	Questar Corp.	1,224,483
32,079	Westar Energy, Inc.	1,273,536

		7,647,494

	Total Common Stocks and Other Equity Interests (Cost $100,907,871)	106,513,960

	Money Market Fund—0.0%
25,577	Invesco Premier Portfolio—Institutional Class, 0.12%(c) (Cost $25,577)	25,577

	Total Investments (Cost $100,933,448)—100.0%	106,539,537
	Other assets less liabilities—0.0%	25,867

	Net Assets—100.0%	$106,565,404

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

51

PowerShares S&P MidCap Low Volatility Portfolio (XMLV) (continued)

October 31, 2015

Investment Abbreviations:

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of October 31, 2015.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

52

Schedule of Investments(a)

PowerShares S&P SmallCap Low Volatility Portfolio (XSLV)

October 31, 2015

Number of Shares		Value
	Common Stocks and Other Equity Interests—100.0%
	Consumer Discretionary—4.0%
10,979	DineEquity, Inc.	$916,198
14,979	Monro Muffler Brake, Inc.	1,110,993
14,647	Pool Corp.	1,194,316
48,071	Superior Industries International, Inc.	946,037
24,669	Texas Roadhouse, Inc.	847,380

		5,014,924

	Consumer Staples—1.6%
28,699	Snyder’s-Lance, Inc.	1,019,963
11,033	WD-40 Co.	1,054,534

		2,074,497

	Financials—56.5%
38,339	Acadia Realty Trust REIT	1,260,970
40,423	Agree Realty Corp. REIT	1,308,897
28,813	American Assets Trust, Inc. REIT	1,214,756
18,928	AMERISAFE, Inc.	1,035,930
69,467	Astoria Financial Corp.	1,108,693
128,050	Bank Mutual Corp.	927,082
101,214	Brookline Bancorp, Inc.	1,148,779
146,125	Capstead Mortgage Corp. REIT	1,410,106
43,287	Cardinal Financial Corp.	983,914
156,759	Cedar Realty Trust, Inc. REIT	1,095,745
31,894	Chesapeake Lodging Trust REIT	878,361
21,075	City Holding Co.	1,008,017
30,183	Columbia Banking System, Inc.	1,005,698
28,645	Community Bank System, Inc.	1,167,570
19,779	CoreSite Realty Corp. REIT	1,086,856
54,494	CVB Financial Corp.	950,920
81,266	DiamondRock Hospitality Co. REIT	949,187
72,072	Dime Community Bancshares, Inc.	1,250,449
21,094	EastGroup Properties, Inc. REIT	1,184,639
34,398	Education Realty Trust, Inc. REIT	1,235,232
23,327	Encore Capital Group, Inc.(b)	949,409
21,149	EPR Properties REIT	1,201,475
77,115	F.N.B. Corp.	1,038,739
54,197	First Midwest Bancorp, Inc.	965,791
112,493	Franklin Street Properties Corp. REIT	1,172,177
30,005	Geo Group, Inc. (The) REIT	968,261
79,239	Getty Realty Corp. REIT	1,337,554
77,198	Government Properties Income Trust REIT	1,256,783
51,244	Healthcare Realty Trust, Inc. REIT	1,350,792
30,194	Horace Mann Educators Corp.	1,033,843
21,526	Independent Bank Corp./MA	1,006,125
13,790	Infinity Property & Casualty Corp.	1,110,371
138,058	Inland Real Estate Corp. REIT	1,221,813
43,902	Kite Realty Group Trust REIT	1,159,452
119,005	Lexington Realty Trust REIT	1,052,004
28,453	LTC Properties, Inc. REIT	1,219,211
91,049	Medical Properties Trust, Inc. REIT	1,028,854
95,883	National Penn Bancshares, Inc.	1,154,431
15,341	Navigators Group, Inc. (The)(b)	1,309,354
36,916	NBT Bancorp, Inc.	1,037,709
86,984	Northfield Bancorp, Inc.	1,332,595
105,133	Northwest Bancshares, Inc.	1,415,090
73,245	Oritani Financial Corp.	1,166,060
62,597	Parkway Properties, Inc. REIT	1,047,248

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Financials (continued)
27,374	ProAssurance Corp.	$1,449,727
57,439	Provident Financial Services, Inc.	1,167,161
14,783	PS Business Parks, Inc. REIT	1,268,234
68,576	Retail Opportunity Investments Corp. REIT	1,243,283
17,306	RLI Corp.	1,053,070
38,646	Sabra Health Care REIT, Inc. REIT	876,491
20,047	Safety Insurance Group, Inc.	1,161,724
19,892	Saul Centers, Inc. REIT	1,115,344
33,761	Selective Insurance Group, Inc.	1,231,939
21,543	Simmons First National Corp., Class A	1,110,326
70,247	Sterling Bancorp	1,081,101
75,785	Summit Hotel Properties, Inc. REIT	991,268
69,662	Talmer Bancorp, Inc., Class A	1,171,715
18,270	Tompkins Financial Corp.	991,696
151,245	TrustCo Bank Corp. NY	942,256
23,473	United Bankshares, Inc.	928,357
21,126	Universal Health Realty Income Trust REIT	1,049,751
61,685	Urstadt Biddle Properties, Inc., Class A REIT	1,239,869
21,158	Westamerica Bancorp.	935,395
19,990	Wintrust Financial Corp.	1,009,295

		71,764,944

	Health Care—2.3%
7,751	Chemed Corp.	1,219,155
16,942	CONMED Corp.	687,167
19,119	Greatbatch, Inc.(b)	1,021,911

		2,928,233

	Industrials—16.2%
33,459	ABM Industries, Inc.	950,236
28,611	Albany International Corp., Class A	1,074,915
23,070	Barnes Group, Inc.	867,201
23,778	Cubic Corp.	1,066,443
14,542	Curtiss-Wright Corp.	1,011,542
20,222	EMCOR Group, Inc.	976,318
18,264	EnPro Industries, Inc.	896,945
29,866	ESCO Technologies, Inc.	1,107,730
21,307	Exponent, Inc.	1,095,393
13,925	G&K Services, Inc., Class A	916,544
31,650	Healthcare Services Group, Inc.	1,179,279
31,337	Kaman Corp.	1,218,696
20,689	Matthews International Corp., Class A	1,194,376
15,352	Moog, Inc., Class A(b)	948,140
31,599	Mueller Industries, Inc.	996,000
11,586	National Presto Industries, Inc.	1,020,147
26,652	Simpson Manufacturing Co., Inc.	1,012,243
12,352	Standex International Corp.	1,108,221
35,301	Tetra Tech, Inc.	949,597
9,012	UniFirst Corp.	946,891

		20,536,857

	Information Technology—7.3%
44,697	Benchmark Electronics, Inc.(b)	884,107
13,242	CACI International, Inc., Class A(b)	1,285,004
31,926	CSG Systems International, Inc.	1,070,159
31,156	Forrester Research, Inc.	1,005,404
32,879	ManTech International Corp., Class A	950,203

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

53

PowerShares S&P SmallCap Low Volatility Portfolio (XSLV) (continued)

October 31, 2015

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Information Technology (continued)
28,371	MKS Instruments, Inc.	$999,794
15,016	MTS Systems Corp.	991,506
14,198	OSI Systems, Inc.(b)	1,223,584
34,213	Progress Software Corp.(b)	830,692

		9,240,453

	Materials—2.6%
15,980	Deltic Timber Corp.	990,121
15,009	Kaiser Aluminum Corp.	1,220,081
15,522	Neenah Paper, Inc.	1,046,338

		3,256,540

	Utilities—9.5%
21,988	ALLETE, Inc.	1,104,017
31,953	Avista Corp.	1,081,609
28,930	El Paso Electric Co.	1,118,723
24,323	Laclede Group, Inc. (The)	1,424,598
33,174	New Jersey Resources Corp.	1,050,952
24,193	Northwest Natural Gas Co.	1,155,700
19,795	NorthWestern Corp.	1,072,691
28,481	Piedmont Natural Gas Co., Inc.	1,632,246
46,215	South Jersey Industries, Inc.	1,225,160
19,239	Southwest Gas Corp.	1,182,429

		12,048,125

	Total Investments (Cost $120,482,290)—100.0%	126,864,573
	Other assets less liabilities—0.0%	60,945

	Net Assets—100.0%	$126,925,518

Investment Abbreviations:

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

54

(This Page Intentionally Left Blank)

Statements of Assets and Liabilities

October 31, 2015

	PowerShares S&P 500® ex-Rate Sensitive Low Volatility Portfolio (XRLV)	PowerShares S&P 500® High Beta Portfolio (SPHB)	PowerShares S&P 500® High Dividend Low Volatility Portfolio (SPHD)	PowerShares S&P 500® Low Volatility Portfolio (SPLV)
Assets:
Unaffiliated investments, at value(a)	$107,724,323	$79,336,637	$537,782,901	$5,048,794,969
Affiliated investments, at value	—	713,554	—	—

Total investments, at value	107,724,323	80,050,191	537,782,901	5,048,794,969
Foreign currencies, at value	—	—	—	—
Receivables:
Dividends	134,959	70,910	884,181	6,247,648
Shares sold	—	—	6,665,452	7,667,852
Investments sold	—	—	—	15,326,299
Foreign tax reclaims	—	—	—	—
Securities lending	—	—	—	—

Total Assets	107,859,282	80,121,101	545,332,534	5,078,036,768

Liabilities:
Due to custodian	51,963	—	363,685	2,777,778
Payables:
Investments purchased	—	79,844	6,662,103	7,663,149
Shares repurchased	—	—	—	15,335,705
Collateral upon return of securities loaned	—	—	—	—
Accrued unitary management fees	22,125	16,713	126,899	1,027,537
Accrued expenses	—	—	—	—

Total Liabilities	74,088	96,557	7,152,687	26,804,169

Net Assets	$107,785,194	$80,024,544	$538,179,847	$5,051,232,599

Net Assets Consist of:
Shares of beneficial interest	$107,883,020	$113,002,058	$554,640,547	$4,906,934,057
Undistributed net investment income	—	160,495	—	—
Undistributed net realized gain (loss)	(1,072,030)	(20,210,472)	(11,803,512)	(136,050,005)
Net unrealized appreciation (depreciation)	974,204	(12,927,537)	(4,657,188)	280,348,547

Net Assets	$107,785,194	$80,024,544	$538,179,847	$5,051,232,599

Shares outstanding (unlimited amount authorized, $0.01 par value)	4,250,001	2,550,000	16,200,000	131,750,000
Net asset value	$25.36	$31.38	$33.22	$38.34

Market price	$25.42	$31.42	$33.27	$38.40

Unaffiliated investments, at cost	$106,750,119	$92,116,063	$542,440,089	$4,768,446,422

Affiliated investments, at cost	$—	$861,665	$—	$—

Total investments, at cost	$106,750,119	$92,977,728	$542,440,089	$4,768,446,422

Foreign currencies, at cost	$—	$—	$—	$—

(a) Includes securities on loan with an aggregate value of:	$—	$—	$—	$—

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

56

PowerShares S&P 500 Momentum Portfolio (SPMO)	PowerShares S&P 500 Value Portfolio (SPVU)	PowerShares S&P Emerging Markets High Beta Portfolio (EEHB)	PowerShares S&P Emerging Markets Low Volatility Portfolio (EELV)	PowerShares S&P International Developed High Beta Portfolio (IDHB)	PowerShares S&P International Developed Low Volatility Portfolio (IDLV)	PowerShares S&P MidCap Low Volatility Portfolio (XMLV)	PowerShares S&P SmallCap Low Volatility Portfolio (XSLV)

$2,606,329	$2,578,002	$1,620,931	$176,470,261	$3,872,468	$313,144,533	$106,513,960	$126,864,573
—	—	—	—	—	11,616,836	25,577	—

2,606,329	2,578,002	1,620,931	176,470,261	3,872,468	324,761,369	106,539,537	126,864,573
—	—	907	185,171	3,319	103,486	—	—

1,372	1,356	3,184	101,076	1,846	556,991	47,527	129,642
—	—	—	—	—	—	—	—
2,753	1,072	—	17,846	512	89,394	—	—
—	—	—	29,586	8,687	225,324	—	—
—	—	—	—	—	12,808	—	—

2,610,454	2,580,430	1,625,022	176,803,940	3,886,832	325,749,372	106,587,064	126,994,215

852	50	4,678	487,166	7,480	548,344	—	43,877

2,805	1,932	—	17,890	516	89,946	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	11,616,836	—	—
402	402	402	48,805	820	65,769	21,660	24,820
—	—	—	5,832	1,044	417	—	—

4,059	2,384	5,080	559,693	9,860	12,321,312	21,660	68,697

$2,606,395	$2,578,046	$1,619,942	$176,244,247	$3,876,972	$313,428,060	$106,565,404	$126,925,518

$2,464,719	$2,504,269	$3,293,516	$227,758,234	$5,180,810	$338,241,577	$103,295,932	$123,478,161
1,101	1,021	24,089	362,848	19,495	1,654,038	246,836	400,879
(185)	(84)	(1,289,413)	(31,468,955)	(654,074)	(13,845,405)	(2,583,453)	(3,335,805)
140,760	72,840	(408,250)	(20,407,880)	(669,259)	(12,622,150)	5,606,089	6,382,283

$2,606,395	$2,578,046	$1,619,942	$176,244,247	$3,876,972	$313,428,060	$106,565,404	$126,925,518

100,001	100,001	100,000	7,900,000	150,000	10,450,000	3,100,000	3,700,000
$26.06	$25.78	$16.20	$22.31	$25.85	$29.99	$34.38	$34.30

$26.12	$25.83	$16.09	$22.13	$25.74	$29.90	$34.42	$34.30

$2,465,569	$2,505,162	$2,028,655	$196,871,626	$4,541,696	$325,753,220	$100,907,871	$120,482,290

$—	$—	$—	$—	$—	$11,616,836	$25,577	$—

$2,465,569	$2,505,162	$2,028,655	$196,871,626	$4,541,696	$337,370,056	$100,933,448	$120,482,290

$—	$—	$830	$185,303	$3,287	$101,057	$—	$—

$—	$—	$—	$—	$—	$11,021,024	$—	$—

57

Statements of Operations

For the year ended October 31, 2015

	PowerShares S&P 500® ex-Rate Sensitive Low Volatility Portfolio (XRLV)(a)	PowerShares S&P 500® High Beta Portfolio (SPHB)	PowerShares S&P 500® High Dividend Low Volatility Portfolio (SPHD)	PowerShares S&P 500® Low Volatility Portfolio (SPLV)
Investment Income:
Unaffiliated dividend income	$674,225	$2,921,545	$17,092,399	$125,943,348
Affiliated dividend income	10	62,588	135	807
Securities lending income	—	—	—	—
Foreign withholding tax	—	(4,534)	—	—

Total Income	674,235	2,979,599	17,092,534	125,944,155

Expenses:
Unitary management fees	88,832	554,884	1,393,359	12,537,586
Tax expenses	—	—	—	—
Professional fees	—	—	—	—

Total Expenses	88,832	554,884	1,393,359	12,537,586

Less: Waivers	(44)	(119)	(373)	(2,510)

Net Expenses	88,788	554,765	1,392,986	12,535,076

Net Investment Income	585,447	2,424,834	15,699,548	113,409,079

Realized and Unrealized Gain (Loss):
Net realized gain (loss) from:
Investment securities	(1,096,098)	(15,073,000)	(9,733,630)	(78,378,668)
In-kind redemptions	389,848	25,580,637	39,731,591	468,914,443
Foreign currencies	—	—	—	—

Net realized gain (loss)	(706,250)	10,507,637	29,997,961	390,535,775

Change in net unrealized appreciation (depreciation) on:
Investment securities	974,204	(23,077,407)	(21,770,244)	(187,322,549)
Foreign currencies	—	—	—	—

Net change in unrealized appreciation (depreciation)	974,204	(23,077,407)	(21,770,244)	(187,322,549)

Net realized and unrealized gain (loss)	267,954	(12,569,770)	8,227,717	203,213,226

Net increase (decrease) in net assets resulting from operations.	$853,401	$(10,144,936)	$23,927,265	$316,622,305

(a)	For the period April 6, 2015 (commencement of investment operations) through October 31, 2015.
(b)	For the period October 6, 2015 (commencement of investment operations) through October 31, 2015.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

58

PowerShares S&P 500 Momentum Portfolio (SPMO)(b)	PowerShares S&P 500 Value Portfolio (SPVU)(b)	PowerShares S&P Emerging Markets High Beta Portfolio (EEHB)	PowerShares S&P Emerging Markets Low Volatility Portfolio (EELV)	PowerShares S&P International Developed High Beta Portfolio (IDHB)	PowerShares S&P International Developed Low Volatility Portfolio (IDLV)	PowerShares S&P MidCap Low Volatility Portfolio (XMLV)	PowerShares S&P SmallCap Low Volatility Portfolio (XSLV)

$1,503	$1,423	$130,140	$8,027,842	$232,643	$11,906,663	$1,903,411	$2,167,018
—	—	6	151	3	53	34	20
—	—	—	—	—	196,538	—	—
—	—	(9,638)	(1,196,929)	(29,685)	(927,664)	—	—

1,503	1,423	120,508	6,831,064	202,961	11,175,590	1,903,445	2,167,038

402	402	19,314	998,262	26,499	1,095,582	213,889	209,717
—	—	—	10,103	—	—	—	—
—	—	—	—	811	324	—	—

402	402	19,314	1,008,365	27,310	1,095,906	213,889	209,717

—	—	(6,886)	(354,295)	(7,582)	(313,291)	(80)	(61)

402	402	12,428	654,070	19,728	782,615	213,809	209,656

1,101	1,021	108,080	6,176,994	183,233	10,392,975	1,689,636	1,957,382

(185)	(84)	(984,086)	(24,839,772)	(453,575)	(10,880,473)	(1,804,986)	(2,448,023)
—	—	(86,553)	150,460	(139,743)	3,126,503	4,546,488	3,659,850
—	—	(30,479)	(639,024)	(499)	(111,801)	—	—

(185)	(84)	(1,101,118)	(25,328,336)	(593,817)	(7,865,771)	2,741,502	1,211,827

140,760	72,840	(114,455)	(21,372,796)	(333,709)	(13,963,043)	2,324,716	2,581,765
—	—	(354)	(503)	289	2,976	—	—

140,760	72,840	(114,809)	(21,373,299)	(333,420)	(13,960,067)	2,324,716	2,581,765

140,575	72,756	(1,215,927)	(46,701,635)	(927,237)	(21,825,838)	5,066,218	3,793,592

$141,676	$73,777	$(1,107,847)	$(40,524,641)	$(744,004)	$(11,432,863)	$6,755,854	$5,750,974

59

Statements of Changes in Net Assets

For the years ended October 31, 2015 and 2014

	PowerShares S&P 500® ex-Rate Sensitive Low Volatility Portfolio (XRLV)	PowerShares S&P 500® High Beta Portfolio (SPHB)
	2015(a)	2015	2014
Operations:
Net investment income	$585,447	$2,424,834	$3,298,157
Net realized gain (loss)	(706,250)	10,507,637	107,405,881
Net change in unrealized appreciation (depreciation)	974,204	(23,077,407)	(46,311,499)

Net increase (decrease) in net assets resulting from operations	853,401	(10,144,936)	64,392,539

Distributions to Shareholders from:
Net investment income	(585,447)	(2,644,196)	(3,365,476)
Net realized gains	—	—	—
Return of capital	(10,253)	—	—

Total distributions to shareholders	(595,700)	(2,644,196)	(3,365,476)

Shareholder Transactions:
Proceeds from shares sold	118,619,572	332,013,112	439,545,025
Value of shares repurchased	(11,092,079)	(472,366,099)	(797,614,005)

Net increase (decrease) in net assets resulting from shares transactions	107,527,493	(140,352,987)	(358,068,980)

Increase (Decrease) in Net Assets	107,785,194	(153,142,119)	(297,041,917)

Net Assets:
Beginning of year	—	233,166,663	530,208,580

End of year	$107,785,194	$80,024,544	$233,166,663

Undistributed net investment income at end of year	$—	$160,495	$379,857

Changes in Shares Outstanding:
Shares sold	4,700,001	9,600,000	14,050,000
Shares repurchased	(450,000)	(13,900,000)	(25,800,100)
Shares outstanding, beginning of year	—	6,850,000	18,600,100

Shares outstanding, end of year	4,250,001	2,550,000	6,850,000

(a)	For the period April 6, 2015 (commencement of investment operations) through October 31, 2015.
(b)	For the period October 6, 2015 (commencement of investment operations) through October 31, 2015.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

60

PowerShares S&P 500® High Dividend Low Volatility Portfolio (SPHD)		PowerShares S&P 500® Low Volatility Portfolio (SPLV)		PowerShares S&P 500 Momentum Portfolio (SPMO)	PowerShares S&P 500 Value Portfolio (SPVU)
2015	2014	2015	2014	2015(b)	2015(b)

$15,699,548	$5,337,701	$113,409,079	$99,104,703	$1,101	$1,021
29,997,961	7,814,913	390,535,775	297,456,642	(185)	(84)
(21,770,244)	13,127,058	(187,322,549)	173,393,438	140,760	72,840

23,927,265	26,279,672	316,622,305	569,954,783	141,676	73,777

(16,582,835)	(5,647,446)	(121,208,205)	(99,488,091)	—	—
—	(90,900)	—	—	—	—
—	—	—	—	—	—

(16,582,835)	(5,738,346)	(121,208,205)	(99,488,091)	—	—

675,772,284	145,057,982	4,162,771,118	2,092,836,250	2,464,719	2,504,269
(355,459,484)	(94,042,121)	(3,805,469,077)	(2,040,443,235)	—	—

320,312,800	51,015,861	357,302,041	52,393,015	2,464,719	2,504,269

327,657,230	71,557,187	552,716,141	522,859,707	2,606,395	2,578,046

210,522,617	138,965,430	4,498,516,458	3,975,656,751	—	—

$538,179,847	$210,522,617	$5,051,232,599	$4,498,516,458	$2,606,395	$2,578,046

$—	$—	$—	$5,205	$1,101	$1,021

20,600,000	4,850,000	110,250,000	60,800,000	100,001	100,001
(10,950,000)	(3,200,001)	(101,400,000)	(60,000,100)	—	—
6,550,000	4,900,001	122,900,000	122,100,100	—	—

16,200,000	6,550,000	131,750,000	122,900,000	100,001	100,001

61

Statements of Changes in Net Assets (continued)

For the years ended October 31, 2015 and 2014

	PowerShares S&P Emerging Markets High Beta Portfolio (EEHB)		PowerShares S&P Emerging Markets Low Volatility Portfolio (EELV)
	2015	2014	2015	2014
Operations:
Net investment income	$108,080	$120,933	$6,176,994	$6,104,718
Net realized gain (loss)	(1,101,118)	472,287	(25,328,336)	(1,769,768)
Net change in unrealized appreciation (depreciation)	(114,809)	(401,577)	(21,373,299)	(8,688,880)

Net increase (decrease) in net assets resulting from operations	(1,107,847)	191,643	(40,524,641)	(4,353,930)

Distributions to Shareholders from:
Net investment income	(94,542)	(115,465)	(5,829,953)	(5,964,040)

Shareholder Transactions:
Proceeds from shares sold	2,119,862	8,704,017	33,644,866	36,581,186
Value of shares repurchased	(5,807,510)	(6,691,859)	(49,293,311)	(5,467,411)
Transaction fees	—	—	151,175	46,054

Net increase (decrease) in net assets resulting from shares transactions	(3,687,648)	2,012,158	(15,497,270)	31,159,829

Increase (Decrease) in Net Assets	(4,890,037)	2,088,336	(61,851,864)	20,841,859

Net Assets:
Beginning of year	6,509,979	4,421,643	238,096,111	217,254,252

End of year	$1,619,942	$6,509,979	$176,244,247	$238,096,111

Undistributed net investment income (loss) at end of year	$24,089	$21,421	$362,848	$574,276

Changes in Shares Outstanding:
Shares sold	100,000	400,000	1,300,000	1,300,000
Shares repurchased	(300,000)	(300,001)	(2,100,000)	(200,001)
Shares outstanding, beginning of year	300,000	200,001	8,700,000	7,600,001

Shares outstanding, end of year	100,000	300,000	7,900,000	8,700,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

62

PowerShares S&P International Developed High Beta Portfolio (IDHB)		PowerShares S&P International Developed Low Volatility Portfolio (IDLV)		PowerShares S&P MidCap Low Volatility Portfolio (XMLV)		PowerShares S&P SmallCap Low Volatility Portfolio (XSLV)
2015	2014	2015	2014	2015	2014	2015	2014

$183,233	$82,525	$10,392,975	$6,817,294	$1,689,636	$599,888	$1,957,382	$1,114,805
(593,817)	823,999	(7,865,771)	3,921,853	2,741,502	1,106,863	1,211,827	2,697,557
(333,420)	(834,091)	(13,960,067)	(6,175,586)	2,324,716	2,590,744	2,581,765	1,323,766

(744,004)	72,433	(11,432,863)	4,563,561	6,755,854	4,297,495	5,750,974	5,136,128

(166,413)	(158,816)	(9,605,676)	(6,794,143)	(1,549,096)	(533,848)	(1,805,010)	(965,942)

8,879,956	13,222,352	132,799,559	169,720,371	93,686,053	33,131,405	101,767,030	52,626,319
(11,028,998)	(11,998,891)	(61,879,387)	(39,560,619)	(36,873,605)	(13,537,992)	(34,772,156)	(32,222,805)
—	—	—	—	—	—	—	—

(2,149,042)	1,223,461	70,920,172	130,159,752	56,812,448	19,593,413	66,994,874	20,403,514

(3,059,459)	1,137,078	49,881,633	127,929,170	62,019,206	23,357,060	70,940,838	24,573,700

6,936,431	5,799,353	263,546,427	135,617,257	44,546,198	21,189,138	55,984,680	31,410,980

$3,876,972	$6,936,431	$313,428,060	$263,546,427	$106,565,404	$44,546,198	$126,925,518	$55,984,680

$19,495	$(6,555)	$1,654,038	$383,823	$246,836	$106,296	$400,879	$248,507

300,000	450,000	4,200,000	5,200,000	2,800,000	1,100,000	3,050,000	1,700,000
(400,001)	(400,000)	(2,050,000)	(1,200,001)	(1,100,000)	(450,001)	(1,050,000)	(1,050,001)
250,001	200,001	8,300,000	4,300,001	1,400,000	750,001	1,700,000	1,050,001

150,000	250,001	10,450,000	8,300,000	3,100,000	1,400,000	3,700,000	1,700,000

63

Financial Highlights

PowerShares S&P 500® ex-Rate Sensitive Low Volatility Portfolio (XRLV)

	For the Period April 6, 2015(a) Through October 31, 2015

Per Share Operating Performance:
Net asset value at beginning of period	$25.14
Net investment income(b)	0.23
Net realized and unrealized gain on investments	0.18
Total from investment operations	0.41
Distributions to shareholders from:
Net investment income	(0.19)
Return of capital	(0.00	)(c)
Total distributions	(0.19)
Net asset value at end of period	$25.36
Market price at end of period(d)	$25.42
Net Asset Value Total Return(e)	1.62	%(f)
Market Price Total Return(e)	1.86	%(f)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$107,785
Ratio to average net assets of:
Expenses	0.25	%(g)
Net investment income	1.65	%(g)
Portfolio turnover rate(h)	32%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	Amount represents less than $(0.005).
(d)	The mean between the last bid and ask prices.
(e)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and the sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(f)	The net asset value total return from Fund Inception (April 9, 2015, the first day of trading on the exchange) to October 31, 2015 was 1.62%. The market price total return from Fund Inception to October 31, 2015 was 1.78%.
(g)	Annualized.
(h)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

64

Financial Highlights (continued)

PowerShares S&P 500® High Beta Portfolio (SPHB)

	Year Ended October 31,				For the Period May 2, 2011(a) Through October 31, 2011
	2015	2014	2013	2012
Per Share Operating Performance:
Net asset value at beginning of period	$34.04	$28.51	$20.42	$19.56	$25.00
Net investment income(b)	0.37	0.29	0.22	0.19	0.07
Net realized and unrealized gain (loss) on investments	(2.58)	5.54	8.08	0.81 (c)	(5.42)
Total from investment operations	(2.21)	5.83	8.30	1.00	(5.35)
Distributions to shareholders from:
Net investment income	(0.45)	(0.30)	(0.21)	(0.14)	(0.09)
Net asset value at end of period	$31.38	$34.04	$28.51	$20.42	$19.56
Market price at end of period(d)	$31.42	$34.05	$28.54	$20.41	$19.58
Net Asset Value Total Return(e)	(6.56)%	20.55%	40.88%	5.17%	(21.41	)%(f)
Market Price Total Return(e)	(6.47)%	20.47%	41.10%	5.01%	(21.33	)%(f)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$80,025	$233,167	$530,209	$108,208	$11,740
Ratio to average net assets of:
Expenses	0.25%	0.25%	0.25%	0.25%	0.25	%(g)
Net investment income	1.09%	0.93%	0.89%	0.93%	0.75	%(g)
Portfolio turnover rate(h)	90%	78%	65%	31%	16%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	Due to timing of creations and redemptions of capital shares, the net realized and unrealized gain (loss) per share is not in accord with the Fund’s change in net realized and unrealized gain (loss) on investment securities and in-kind transactions for the period.
(d)	The mean between the last bid and ask prices.
(e)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and the sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(f)	The net asset value total return from Fund Inception (May 5, 2011, the first day of trading on the exchange) to October 31, 2011 was (18.78)%. The market price total return from Fund Inception to October 31, 2011 was (18.66)%.
(g)	Annualized.
(h)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

65

Financial Highlights (continued)

PowerShares S&P 500® High Dividend Low Volatility Portfolio (SPHD)

	Year Ended October 31,			For the Period October 12, 2012(a) Through October 31, 2012
	2015	2014	2013
Per Share Operating Performance:
Net asset value at beginning of period	$32.14	$28.36	$25.03	$25.00
Net investment income(b)	1.10	1.01	0.98	0.04
Net realized and unrealized gain (loss) on investments	1.13	3.86	3.41	(0.01)
Total from investment operations	2.23	4.87	4.39	0.03
Distributions to shareholders from:
Net investment income	(1.15)	(1.07)	(1.06)	—
Net realized gains	—	(0.02)	—	—
Total distributions	(1.15)	(1.09)	(1.06)	—
Net asset value at end of period	$33.22	$32.14	$28.36	$25.03
Market price at end of period(c)	$33.27	$32.15	$28.39	$25.04
Net Asset Value Total Return(d)	7.07%	17.59%	17.95%	0.12	%(e)
Market Price Total Return(d)	7.20%	17.50%	18.03%	0.16	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$538,180	$210,523	$138,965	$7,508
Ratio to average net assets of:
Expenses	0.30%	0.30%	0.30%	0.30	%(f)
Net investment income	3.38%	3.39%	3.59%	5.03	%(f)
Portfolio turnover rate(g)	48%	53%	47%	—%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and the sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	The net asset value total return from Fund Inception (October 18, 2012, the first day of trading on the exchange) to October 31, 2012 was (2.34)%. The market price total return from Fund Inception to October 31, 2012 was (2.34)%.
(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

66

Financial Highlights (continued)

PowerShares S&P 500® Low Volatility Portfolio (SPLV)

	Year Ended October 31,				For the Period May 2, 2011(a) Through October 31, 2011
	2015	2014	2013	2012
Per Share Operating Performance:
Net asset value at beginning of period	$36.60	$32.56	$28.07	$25.01	$25.00
Net investment income(b)	0.85	0.83	0.88	0.80	0.33
Net realized and unrealized gain on investments	1.78	4.04	4.51	3.07	0.07
Total from investment operations	2.63	4.87	5.39	3.87	0.40
Distributions to shareholders from:
Net investment income	(0.89)	(0.83)	(0.90)	(0.81)	(0.32)
Return of capital	—	—	—	—	(0.07)
Total distribution	(0.89)	(0.83)	(0.90)	(0.81)	(0.39)
Net asset value at end of period	$38.34	$36.60	$32.56	$28.07	$25.01
Market price at end of period(c)	$38.40	$36.62	$32.59	$28.08	$25.04
Net Asset Value Total Return(d)	7.28%	15.18%	19.51%	15.70%	1.66	%(e)
Market Price Total Return(d)	7.39%	15.14%	19.58%	15.60%	1.78	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$5,051,233	$4,498,516	$3,975,657	$2,749,115	$572,633
Ratio to average net assets of:
Expenses	0.25%	0.25%	0.25%	0.25%	0.25	%(f)
Net investment income	2.26%	2.44%	2.87%	2.95%	2.83	%(f)
Portfolio turnover rate(g)	65%	51%	50%	17%	12%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and the sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	The net asset value total return from Fund Inception (May 5, 2011, the first day of trading on the exchange) to October 31, 2011 was 2.52%. The market price total return from Fund Inception to October 31, 2011 was 2.65%.
(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

PowerShares S&P 500 Momentum Portfolio (SPMO)

	For the Period October 6, 2015(a) Through October 31, 2015
Per Share Operating Performance:
Net asset value at beginning of period	$24.65
Net investment income(b)	0.01
Net realized and unrealized gain on investments	1.40
Total from investment operations	1.41
Net asset value at end of period	$26.06
Market price at end of period(c)	$26.12
Net Asset Value Total Return(d)	5.72	%(e)
Market Price Total Return(d)	5.96	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$2,606
Ratio to average net assets of:
Expenses	0.25	%(f)
Net investment income	0.69	%(f)
Portfolio turnover rate(g)	1%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and the sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	The net asset value total return from Fund Inception (October 9, 2015, the first day of trading on the exchange) to October 31, 2015 was 3.62%. The market price total return from Fund Inception to October 31, 2015 was 3.77%.
(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

67

Financial Highlights (continued)

PowerShares S&P 500 Value Portfolio (SPVU)

	For the Period October 6, 2015(a) Through October 31, 2015

Per Share Operating Performance:
Net asset value at beginning of period	$25.04
Net investment income(b)	0.01
Net realized and unrealized gain on investments	0.73
Total from investment operations	0.74
Net asset value at end of period	$25.78
Market price at end of period(c)	$25.83
Net Asset Value Total Return(d)	2.96	%(e)
Market Price Total Return(d)	3.15	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$2,578
Ratio to average net assets of:
Expenses	0.25	%(f)
Net investment income	0.63	%(f)
Portfolio turnover rate(g)	0	%(h)

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and the sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	The net asset value total return from Fund Inception (October 9, 2015, the first day of trading on the exchange) to October 31, 2015 was 1.38%. The market price total return from Fund Inception to October 31, 2015 was 1.45%.
(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.
(h)	Amount represents less than 0.5%.

PowerShares S&P Emerging Markets High Beta Portfolio (EEHB)

	Year Ended October 31,			For the Period February 22, 2012(a) Through October 31, 2012
	2015	2014	2013
Per Share Operating Performance:
Net asset value at beginning of period	$21.70	$22.11	$21.74	$25.00
Net investment income(b)	0.52	0.47	0.34	0.29
Net realized and unrealized gain (loss) on investments	(5.69)	(0.43)	0.38	(3.40)
Total from investment operations	(5.17)	0.04	0.72	(3.11)
Distributions to shareholders from:
Net investment income	(0.33)	(0.45)	(0.35)	(0.15)
Net asset value at end of period	$16.20	$21.70	$22.11	$21.74
Market price at end of period(c)	$16.09	$21.56	$21.90	$21.78
Net Asset Value Total Return(d)	(24.15)%	0.22%	3.38%	(12.44	)%(e)
Market Price Total Return(d)	(24.18)%	0.52%	2.21%	(12.27	)%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$1,620	$6,510	$4,422	$2,174
Ratio to average net assets of:
Expenses, after Waivers	0.29%	0.29%	0.31%	0.29	%(f)
Expenses, prior to Waivers	0.45%	0.45%	0.47%	0.45	%(f)
Net investment income, after Waivers	2.52%	2.21%	1.60%	1.97	%(f)
Portfolio turnover rate(g)	134%	127%	117%	47%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and the sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	The net asset value total return from Fund Inception (February 24, 2012, the first day of trading on the exchange) to October 31, 2012 was (12.47)%. The market price total return from Fund Inception to October 31, 2012 was (13.04)%.
(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

68

Financial Highlights (continued)

PowerShares S&P Emerging Markets Low Volatility Portfolio (EELV)

	Year Ended October 31,			For the Period January 11, 2012(a) Through October 31, 2012
	2015	2014	2013
Per Share Operating Performance:
Net asset value at beginning of period	$27.37	$28.59	$27.15	$25.00
Net investment income(b)	0.69	0.75	0.75	0.65
Net realized and unrealized gain (loss) on investments	(5.11)	(1.26)	1.17	1.64
Total from investment operations	(4.42)	(0.51)	1.92	2.29
Distributions to shareholders from:
Net investment income	(0.66)	(0.72)	(0.50)	(0.19)
Transaction fees(b)	0.02	0.01	0.02	0.05
Net asset value at end of period	$22.31	$27.37	$28.59	$27.15
Market price at end of period(c)	$22.13	$27.24	$28.56	$27.03
Net Asset Value Total Return(d)	(16.21)%	(1.74)%	7.24%	9.37	%(e)
Market Price Total Return(d)	(16.48)%	(2.11)%	7.60%	8.88	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$176,244	$238,096	$217,254	$13,575
Ratio to average net assets of:
Expenses, after Waivers	0.29%	0.29%	0.29%	0.29	%(f)
Expenses, prior to Waivers	0.45%	0.45%	0.45%	0.45	%(f)
Net investment income, after Waivers	2.78%	2.72%	2.70%	3.09	%(f)
Portfolio turnover rate(g)	89%	82%	101%	50%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and the sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	The net asset value total return from Fund Inception (January 13, 2012, the first day of trading on the exchange) to October 31, 2012 was 11.19%. The market price total return from Fund Inception to October 31, 2012 was 9.85%.
(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

PowerShares S&P International Developed High Beta Portfolio (IDHB)

	Year Ended October 31,			For the Period February 22, 2012(a) Through October 31, 2012
	2015	2014	2013
Per Share Operating Performance:
Net asset value at beginning of period	$27.75	$29.00	$22.60	$25.00
Net investment income(b)	0.69	0.49	0.51	0.54
Net realized and unrealized gain (loss) on investments	(2.13)	(1.02)	6.50	(2.65)
Total from investment operations	(1.44)	(0.53)	7.01	(2.11)
Distributions to shareholders from:
Net investment income	(0.46)	(0.72)	(0.61)	(0.29)
Net asset value at end of period	$25.85	$27.75	$29.00	$22.60
Market price at end of period(c)	$25.74	$28.12	$29.11	$22.73
Net Asset Value Total Return(d)	(5.34)%	(2.06)%	31.49%	(8.30	)%(e)
Market Price Total Return(d)	(6.99)%	(1.15)%	31.19%	(7.78	)%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$3,877	$6,936	$5,799	$2,260
Ratio to average net assets of:
Expenses, after Waivers	0.26%	0.26%	0.26%	0.25	%(f)
Expenses, prior to Waivers	0.36%	0.36%	0.36%	0.35	%(f)
Net investment income, after Waivers	2.42%	1.68%	2.00%	3.60	%(f)
Portfolio turnover rate(g)	98%	109%	74%	35%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and the sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	The net asset value total return from Fund Inception (February 24, 2012, the first day of trading on the exchange) to October 31, 2012 was (9.43)%. The market price total return from Fund Inception to October 31, 2012 was (9.59)%.
(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

69

Financial Highlights (continued)

PowerShares S&P International Developed Low Volatility Portfolio (IDLV)

	Year Ended October 31,			For the Period January 11, 2012(a) Through October 31, 2012
	2015	2014	2013
Per Share Operating Performance:
Net asset value at beginning of period	$31.75	$31.54	$27.93	$25.00
Net investment income(b)	1.02	1.09	0.90	0.73
Net realized and unrealized gain (loss) on investments	(1.86)	0.13	3.53	2.55
Total from investment operations	(0.84)	1.22	4.43	3.28
Distributions to shareholders from:
Net investment income	(0.92)	(1.01)	(0.82)	(0.35)
Net asset value at end of period	$29.99	$31.75	$31.54	$27.93
Market price at end of period(c)	$29.90	$32.01	$31.67	$27.88
Net Asset Value Total Return(d)	(2.69)%	3.89%	16.19%	13.22	%(e)
Market Price Total Return(d)	(3.78)%	4.29%	16.87%	13.01	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$313,428	$263,546	$135,617	$19,553
Ratio to average net assets of:
Expenses, after Waivers	0.25%	0.25%	0.25%	0.25	%(f)
Expenses, prior to Waivers	0.35%	0.35%	0.35%	0.35	%(f)
Net investment income, after Waivers	3.32%	3.41%	3.03%	3.40	%(f)
Portfolio turnover rate(g)	66%	61%	84%	41%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and the sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	The net asset value total return from Fund Inception (January 13, 2012, the first day of trading on the exchange) to October 31, 2012 was 14.23%. The market price total return from Fund Inception to October 31, 2012 was 13.51%.
(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

PowerShares S&P MidCap Low Volatility Portfolio (XMLV)

	Year Ended October 31,		For the Period February 12, 2013(a) Through October 31, 2013
	2015	2014
Per Share Operating Performance:
Net asset value at beginning of period	$31.82	$28.25	$25.12
Net investment income(b)	0.66	0.62	0.38
Net realized and unrealized gain on investments	2.55	3.52	3.02
Total from investment operations	3.21	4.14	3.40
Distributions to shareholders from:
Net investment income	(0.65)	(0.57)	(0.27)
Net asset value at end of period	$34.38	$31.82	$28.25
Market price at end of period(c)	$34.42	$31.82	$28.28
Net Asset Value Total Return(d)	10.18%	14.84%	13.62	%(e)
Market Price Total Return(d)	10.30%	14.72%	13.77	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$106,565	$44,546	$21,189
Ratio to average net assets of:
Expenses	0.25%	0.25%	0.26	%(f)
Net investment income	1.97%	2.09%	1.98	%(f)
Portfolio turnover rate(g)	57%	58%	29%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and the sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	The net asset value total return from Fund Inception (February 15, 2013, the first day of trading on the exchange) to October 31, 2013 was 13.21%. The market price total return from Fund Inception to October 31, 2013 was 13.37%.
(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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Financial Highlights (continued)

PowerShares S&P SmallCap Low Volatility Portfolio (XSLV)

	Year Ended October 31,				For the Period February 12, 2013(a) Through October 31, 2013
	2015		2014
Per Share Operating Performance:
Net asset value at beginning of period	$32.93		$29.92		$25.10
Net investment income(b)	0.77		0.75		0.43
Net realized and unrealized gain on investments	1.38		2.95		4.63
Total from investment operations	2.15		3.70		5.06
Distributions to shareholders from:
Net investment income	(0.78)		(0.69)		(0.24)
Net asset value at end of period	$34.30		$32.93		$29.92
Market price at end of period(c)	$34.30		$32.91		$29.96
Net Asset Value Total Return(d)	6.63%		12.50%		20.28	%(e)
Market Price Total Return(d)	6.70%		12.29%		20.45	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$126,926		$55,985		$31,411
Ratio to average net assets of:
Expenses	0.25	%(f)	0.25	%(f)	0.26	%(g)
Net investment income	2.33%		2.41%		2.17	%(g)
Portfolio turnover rate(h)	57%		68%		35%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and the sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	The net asset value total return from Fund Inception (February 15, 2013, the first day of trading on the exchange) to October 31, 2013 was 19.62%. The market price total return from Fund Inception to October 31, 2013 was 19.63%.
(f)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment companies’ expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Fund invests in. The effect of the estimated investment companies’ expenses that the Fund bears indirectly is included in the Fund’s total return.
(g)	Annualized.
(h)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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Notes to Financial Statements

PowerShares Exchange-Traded Fund Trust II

October 31, 2015

Note 1. Organization

PowerShares Exchange-Traded Fund Trust II (the “Trust”) was organized as a Massachusetts business trust on October 10, 2006 and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of October 31, 2015, the Trust offered sixty-six portfolios. This report includes the following portfolios:

Full Name	Short Name
PowerShares S&P 500® ex-Rate Sensitive Low Volatility Portfolio (XRLV)*	“S&P 500® ex-Rate Sensitive Low Volatility Portfolio”
PowerShares S&P 500® High Beta Portfolio (SPHB)	“S&P 500® High Beta Portfolio”
PowerShares S&P 500® High Dividend Low Volatility Portfolio (SPHD) (formerly, PowerShares S&P 500® High Dividend Portfolio)	“S&P 500® High Dividend Low Volatility Portfolio”
PowerShares S&P 500® Low Volatility Portfolio (SPLV)	“S&P 500® Low Volatility Portfolio”
PowerShares S&P 500 Momentum Portfolio (SPMO)**	“S&P 500 Momentum Portfolio”
PowerShares S&P 500 Value Portfolio (SPVU)**	“S&P 500 Value Portfolio”
PowerShares S&P Emerging Markets High Beta Portfolio (EEHB)	“S&P Emerging Markets High Beta Portfolio”
PowerShares S&P Emerging Markets Low Volatility Portfolio (EELV)	“S&P Emerging Markets Low Volatility Portfolio”
PowerShares S&P International Developed High Beta Portfolio (IDHB)	“S&P International Developed High Beta Portfolio”
PowerShares S&P International Developed Low Volatility Portfolio (IDLV)	“S&P International Developed Low Volatility Portfolio”
PowerShares S&P MidCap Low Volatility Portfolio (XMLV)	“S&P MidCap Low Volatility Portfolio”
PowerShares S&P SmallCap Low Volatility Portfolio (XSLV)	“S&P SmallCap Low Volatility Portfolio”

*	Commenced operations on April 6, 2015.
**	Commenced operations on October 6, 2015.

Each portfolio (each, a “Fund”, and collectively, the “Funds”) represents a separate series of the Trust. The shares of the Funds are referred to herein as “Shares” or “Fund’s Shares.” Each Fund’s Shares are listed and traded on NYSE Arca, Inc.

The market price of each Share may differ to some degree from the Fund’s net asset value (“NAV”). Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a “Creation Unit.” Creation Units are issued and redeemed principally in exchange for the deposit or delivery of a basket of securities (“Deposit Securities”). Except when aggregated in Creation Units by Authorized Participants, the Shares are not individually redeemable securities of the Funds.

The investment objective of each Fund is to seek investment results that generally correspond (before fees and expenses) to the price and yield of its respective index listed below (each, an “Underlying Index”):

Fund	Underlying Index
S&P 500® ex-Rate Sensitive Low Volatility Portfolio	S&P 500® Low Volatility Interest Rate Response Index
S&P 500® High Beta Portfolio	S&P 500® High Beta Index
S&P 500® High Dividend Low Volatility Portfolio	S&P 500® Low Volatility High Dividend Index
S&P 500® Low Volatility Portfolio	S&P 500® Low Volatility Index
S&P 500 Momentum Portfolio	S&P 500 Momentum Index
S&P 500 Value Portfolio	S&P 500 Enhanced Value Index
S&P Emerging Markets High Beta Portfolio	S&P BMI Emerging Markets High Beta IndexTM
S&P Emerging Markets Low Volatility Portfolio	S&P BMI Emerging Markets Low Volatility IndexTM
S&P International Developed High Beta Portfolio	S&P BMI International Developed High Beta IndexTM
S&P International Developed Low Volatility Portfolio	S&P BMI International Developed Low Volatility IndexTM
S&P MidCap Low Volatility Portfolio	S&P MidCap 400® Low Volatility Index
S&P SmallCap Low Volatility Portfolio	S&P SmallCap 600® Low Volatility Index

Note 2. Significant Accounting Policies

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial

72

statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates. In addition, the Funds monitor for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print. The following is a summary of the significant accounting policies followed by the Funds in preparation of the financial statements.

A. Security Valuation

Securities, including restricted securities, are valued according to the following policies:

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining NAV per Share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Securities with a demand feature exercisable within one to seven days are valued at par. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts’) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that Invesco PowerShares Capital Management LLC (the “Adviser”) determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith following procedures approved by the Board of Trustees. Issuer-specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Each Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

73

Valuations change in response to many factors, including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B. Other Risks

Index Risk. Unlike many investment companies, the Funds do not utilize investing strategies that seek returns in excess of their Underlying Indexes. Therefore, a Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its respective Underlying Index, even if that security generally is underperforming.

Equity Risk. Equity risk is the risk that the value of the securities that each Fund holds will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities that a Fund holds participate or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of securities a Fund holds; the price of securities may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the securities a Fund holds. In addition, securities of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition.

Industry Concentration Risk. In following its methodology, each Fund’s Underlying Index from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or a sector. To the extent that an Underlying Index concentrates in the securities of issuers in a particular industry or sector, each Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, a Fund may face more risks than if it were diversified broadly over numerous industries or sectors. In addition, at times, an industry or sector may be out of favor and underperform other industries or the market as a whole. Any factors detrimental to the performance of such industry or sector will disproportionately impact a Fund’s NAV.

Non-Diversified Fund Risk. Each Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than diversified funds. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase a Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on a Fund’s performance.

Non-Correlation Risk. Each Fund’s return may not match the return of its Underlying Index for a number of reasons. For example, each Fund incurs operating expenses not applicable to its Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its Underlying Index. In addition, the performance of each Fund and its Underlying Index may vary due to asset valuation differences and differences between each Fund’s portfolio and its Underlying Index resulting from legal restrictions, cost or liquidity constraints.

Small and Medium Capitalization Company Risk. For S&P Emerging Markets High Beta Portfolio, S&P Emerging Markets Low Volatility Portfolio, S&P International Developed High Beta Portfolio, S&P International Developed Low Volatility Portfolio, S&P MidCap Low Volatility Portfolio and S&P SmallCap Low Volatility Portfolio, investing in securities of small and medium capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small and medium capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Foreign Investment Risk. For S&P Emerging Markets High Beta Portfolio, S&P Emerging Markets Low Volatility Portfolio, S&P International Developed High Beta Portfolio and S&P International Developed Low Volatility Portfolio, investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. Foreign securities may have relatively low market liquidity, greater market volatility, decreased publicly available information and less reliable financial information about issuers, and inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Foreign securities also are subject to the risks of expropriation, nationalization, political instability or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. As the Funds may invest in securities denominated in foreign currencies, fluctuations in the value of the U.S. dollar relative to the values of other currencies may adversely affect investments in foreign securities and may negatively impact the Funds’ returns. Such risks may be exacerbated in emerging markets, where securities laws are relatively new and unsettled.

C. Federal Income Taxes

Each Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute substantially all of the Fund’s taxable earnings to its shareholders. As such, the Funds will not be subject to federal income taxes on otherwise taxable income (including net realized gains) that is distributed to the shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

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Each Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed each Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments for in-kind transactions, losses deferred due to wash sales, and passive foreign investment company adjustments, if any.

The Funds file U.S. federal tax returns and tax returns in certain other jurisdictions. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

D. Investment Transactions and Investment Income

Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale or disposition of securities are computed on the specific identified cost basis. Interest income is recorded on the accrual basis. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Realized gains, dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

Corporate actions (including cash dividends) are recorded net of non-reclaimable foreign tax withholdings on the ex-date.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statements of Operations and the Statements of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of each Fund’s net asset value and, accordingly, they reduce each Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statements of Operations and the Statements of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between each Fund and the Adviser.

E. Country Determination

For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the Adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

F. Expenses

Each Fund has agreed to pay an annual unitary management fee to the Adviser. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for advisory fees, distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses (including acquired fund fees and expenses, if any).

Expenses of the Trust that are excluded from a Fund’s unitary management fee and are directly identifiable to a specific Fund are applied to that Fund. Expenses of the Trust that are excluded from each Fund’s unitary management fee and that are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of each Fund.

To the extent a Fund invests in other investment companies, the expenses shown in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the investment companies in which it invests. The effects of such investment companies’ expenses are included in the realized and unrealized gain or loss on the investments in the investment companies.

G. Dividends and Distributions to Shareholders

Each Fund (except for S&P 500® High Dividend Low Volatility Portfolio and S&P 500® Low Volatility Portfolio) declares and pays dividends from net investment income, if any, to its shareholders quarterly and records such dividends on ex-dividend date. S&P 500® High Dividend Low Volatility Portfolio and S&P 500® Low Volatility Portfolio each declares and pays dividends from net investment income, if any, to its shareholders monthly and records such dividends on ex-dividend date. Generally, each Fund distributes net realized taxable capital gains, if any, annually in cash and records them on ex-dividend date. Such distributions on a tax basis are determined in conformity with federal income tax regulations, which may differ from GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in such Fund’s financial statements as a tax return of capital at fiscal year-end.

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H. Securities Lending

During the fiscal year ended October 31, 2015, S&P International Developed Low Volatility Portfolio participated in securities lending. The Fund loaned portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by cash collateral equal to no less than 102% (105% for international securities) of the market value of the loaned securities determined daily by the securities lending provider. Cash collateral received in connection with these loans is invested in an affiliated money market fund and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the policy of the Fund to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase, and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Securities lending income on the Statements of Operations. The aggregate value of securities out on loan, if any, is shown on the Statements of Assets and Liabilities.

Note 3. Investment Advisory Agreement and Other Agreements

The Trust has entered into an Investment Advisory Agreement with the Adviser on behalf of each Fund, pursuant to which the Adviser has overall responsibility for the selection and ongoing monitoring of the Funds’ investments, managing the Funds’ business affairs and providing certain clerical, bookkeeping and other administrative services.

As compensation for its services, each Fund has agreed to pay the Adviser an annual unitary management fee. Out of the unitary management fee, the Adviser has agreed to pay substantially all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for advisory fees, distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses (including acquired fund fees and expenses, if any). The unitary management fee is paid by each Fund to the Adviser at the following annual rates:

% of Average Daily Net Assets
S&P 500® ex-Rate Sensitive Low Volatility Portfolio	0.25%
S&P 500® High Beta Portfolio	0.25%
S&P 500® High Dividend Low Volatility Portfolio	0.30%
S&P 500® Low Volatility Portfolio	0.25%
S&P 500 Momentum Portfolio	0.25%
S&P 500 Value Portfolio	0.25%
S&P Emerging Markets High Beta Portfolio	0.45%*
S&P Emerging Markets Low Volatility Portfolio	0.45%*
S&P International Developed High Beta Portfolio	0.35%**
S&P International Developed Low Volatility Portfolio	0.35%**
S&P MidCap Low Volatility Portfolio	0.25%
S&P SmallCap Low Volatility Portfolio	0.25%

*	The Adviser has agreed to waive a portion of its unitary management fee through February 28, 2017. After giving effect to such waiver, the Fund’s net unitary management fee is 0.29% of its average daily net assets. Unless the Adviser continues the fee waiver agreement, it will terminate on February 28, 2017. The fee waiver agreement cannot be terminated during its term.
**	The Adviser has agreed to waive a portion of its unitary management fee through February 28, 2017. After giving effect to such waiver, the Fund’s net unitary management fee is 0.25% of its average daily net assets. Unless the Adviser continues the fee waiver agreement, it will terminate on February 28, 2017. The fee waiver agreement cannot be terminated during its term.

Further, through August 31, 2017, the Adviser has contractually agreed to waive a portion of each Fund’s management fee in an amount equal to 100% of the net advisory fees an affiliate of the Adviser receives that are attributable to certain of the Fund’s investments in money market funds managed by that affiliate (excluding investments of cash collateral from securities lending). The Adviser cannot discontinue this waiver prior to its expiration.

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For the fiscal year ended October 31, 2015, the Adviser waived fees for each Fund in the following amounts:

S&P 500® ex-Rate Sensitive Low Volatility Portfolio	$44
S&P 500® High Beta Portfolio	119
S&P 500® High Dividend Low Volatility Portfolio	373
S&P 500® Low Volatility Portfolio	2,510
S&P 500 Momentum Portfolio	—
S&P 500 Value Portfolio	—
S&P Emerging Markets High Beta Portfolio	6,886
S&P Emerging Markets Low Volatility Portfolio	354,295
S&P International Developed High Beta Portfolio	7,582
S&P International Developed Low Volatility Portfolio	313,291
S&P MidCap Low Volatility Portfolio	80
S&P SmallCap Low Volatility Portfolio	61

The Trust has entered into a Distribution Agreement with Invesco Distributors, Inc. (the “Distributor”), which serves as the distributor of Creation Units for each Fund. The Distributor does not maintain a secondary market in the Shares. The Funds are not charged any fees pursuant to the Distribution Agreement. The Distributor is an affiliate of the Adviser.

The Adviser has entered into a licensing agreement for each Fund with Standard & Poor’s Financial Services LLC (the “Licensor”). Each Underlying Index name trademark is owned by the Licensor. These trademarks have been licensed to the Adviser for use by the Funds. Each Fund is entitled to use its Underlying Index pursuant to the Trust’s sub-licensing agreement with the Adviser. The Funds are not sponsored, endorsed, sold or promoted by the Licensor, and the Licensor makes no representation regarding the advisability of investing in any of the Funds.

The Trust has entered into service agreements whereby The Bank of New York Mellon, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accountant and transfer agent for each Fund.

Note 4. Investments in Affiliates

The Adviser is a wholly-owned subsidiary of Invesco Ltd. and therefore, Invesco Ltd. is considered to be affiliated with the Funds. The table below shows S&P 500® High Beta Portfolio’s transactions in, and earnings from, its investment in affiliates for the fiscal year ended October 31, 2015.

S&P 500® High Beta Portfolio

	Value October 31, 2014	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value October 31, 2015	Dividend Income
Invesco Ltd.	$2,587,004	$3,532,931	$(5,156,853)	$(392,782)	$119,935	$690,235	$62,561

Note 5. Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.

Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect a Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

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Except for the Fund listed below, as of October 31, 2015, all of the securities in each Fund were valued based on Level 1 inputs (see the Schedules of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Investments in Securities
	Level 1	Level 2	Level 3	Total
S&P Emerging Markets High Beta Portfolio
Equity Securities	$1,579,487	$—	$41,444	$1,620,931

S&P Emerging Markets Low Volatility Portfolio
Equity Securities	$175,446,198	$—	$1,024,063	$176,470,261

A reconciliation of Level 3 investments is presented when a Fund had a significant amount of Level 3 investments at the beginning and/or end of the reporting period in relation to net assets.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for S&P Emerging Markets High Beta Portfolio during the fiscal year end October 31, 2015.

	Beginning Balance, as of October 31, 2014	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Transfers into Level 3	Transfers out of Level 3	Ending Balance, as of October 31, 2015
Equity Securities	$—	$220,992	$(161,667)	$(13,144)	$(4,737)	$—	$—	$41,444

Shares of common stocks determined to be Level 3 at the end of the reporting period halted trading during the period and the fair value measurement was determined using a recent transaction price. A change in information which affects the security’s trading activity or liquidity could result in a significant increase or decrease in fair value.

Note 6. Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2015 and 2014:

	2015			2014
	Ordinary Income	Long-Term Capital Gains	Return of Capital	Ordinary Income	Long-Term Capital Gains	Return of Capital
S&P 500® ex-Rate Sensitive Low Volatility Portfolio	$585,447	$—	$10,253	$—	$—	$—
S&P 500® High Beta Portfolio	2,644,196	—	—	3,365,476	—	—
S&P 500® High Dividend Low Volatility Portfolio	16,582,835	—	—	5,674,771	63,575	—
S&P 500® Low Volatility Portfolio	121,208,205	—	—	99,488,091	—	—
S&P 500 Momentum Portfolio	—	—	—	—	—	—
S&P 500 Value Portfolio	—	—	—	—	—	—
S&P Emerging Markets High Beta Portfolio	94,542	—	—	115,465	—	—
S&P Emerging Markets Low Volatility Portfolio	5,829,953	—	—	5,964,040	—	—
S&P International Developed High Beta Portfolio	166,413	—	—	158,816	—	—
S&P International Developed Low Volatility Portfolio	9,605,676	—	—	6,794,143	—	—
S&P MidCap Low Volatility Portfolio	1,549,096	—	—	533,848	—	—
S&P SmallCap Low Volatility Portfolio	1,805,010	—	—	965,942	—	—

Tax Components of Net Assets at Fiscal Year-End:

	Undistributed Ordinary Income	Net Unrealized Appreciation (Depreciation)— Investment Securities	Net Unrealized Appreciation (Depreciation)— Other Investments	Capital Loss Carryforwards	Shares of Beneficial Interest	Total Net Assets
S&P 500® ex-Rate Sensitive Low Volatility Portfolio	$—	$444,119	$—	$(541,945)	$107,883,020	$107,785,194
S&P 500® High Beta Portfolio	160,495	(13,552,305)	—	(19,585,704)	113,002,058	80,024,544
S&P 500® High Dividend Low Volatility Portfolio	—	(8,060,394)	—	(8,400,306)	554,640,547	538,179,847
S&P 500® Low Volatility Portfolio	—	253,078,260	—	(108,779,718)	4,906,934,057	5,051,232,599

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	Undistributed Ordinary Income	Net Unrealized Appreciation (Depreciation)— Investment Securities	Net Unrealized Appreciation (Depreciation)— Other Investments	Capital Loss Carryforwards	Shares of Beneficial Interest	Total Net Assets
S&P 500 Momentum Portfolio	$1,101	$140,760	$—	$(185)	$2,464,719	$2,606,395
S&P 500 Value Portfolio	1,021	72,840	—	(84)	2,504,269	2,578,046
S&P Emerging Markets High Beta Portfolio	27,215	(415,907)	(526)	(1,284,356)	3,293,516	1,619,942
S&P Emerging Markets Low Volatility Portfolio	426,084	(22,424,091)	(6,515)	(29,509,465)	227,758,234	176,244,247
S&P International Developed High Beta Portfolio	19,524	(739,311)	(31)	(584,020)	5,180,810	3,876,972
S&P International Developed Low Volatility Portfolio	1,953,997	(15,283,666)	(13,463)	(11,470,385)	338,241,577	313,428,060
S&P MidCap Low Volatility Portfolio	246,836	4,796,265	—	(1,773,629)	103,295,932	106,565,404
S&P SmallCap Low Volatility Portfolio	400,879	4,737,417	—	(1,690,939)	123,478,161	126,925,518

Capital loss carryforwards are calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforwards actually available for the Funds to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The following table presents available capital loss carryforwards for each Fund as of October 31, 2015.

	Post-effective/no expiration
	Short-Term	Long-Term	Total*
S&P 500® ex-Rate Sensitive Low Volatility Portfolio	$541,945	$—	$541,945
S&P 500® High Beta Portfolio	13,897,513	5,688,191	19,585,704
S&P 500® High Dividend Low Volatility Portfolio	6,689,139	1,711,167	8,400,306
S&P 500® Low Volatility Portfolio	108,779,718	—	108,779,718
S&P 500 Momentum Portfolio	185	—	185
S&P 500 Value Portfolio	84	—	84
S&P Emerging Markets High Beta Portfolio	869,771	414,585	1,284,356
S&P Emerging Markets Low Volatility Portfolio	19,192,689	10,316,776	29,509,465
S&P International Developed High Beta Portfolio	384,309	199,711	584,020
S&P International Developed Low Volatility Portfolio	9,616,972	1,853,413	11,470,385
S&P MidCap Low Volatility Portfolio	1,773,629	—	1,773,629
S&P SmallCap Low Volatility Portfolio	1,629,823	61,116	1,690,939

*	Capital loss carryforwards as of the date listed above are reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

Note 7. Investment Transactions

For the fiscal year ended October 31, 2015, the cost of securities purchased and proceeds from sales of securities (other than short-term securities, U.S. Treasury obligations, money market funds and in-kind transactions, if any) were as follows:

	Purchases	Sales
S&P 500® ex-Rate Sensitive Low Volatility Portfolio	$20,726,061	$21,032,171
S&P 500® High Beta Portfolio	195,053,137	195,088,042
S&P 500® High Dividend Low Volatility Portfolio	219,998,316	218,520,038
S&P 500® Low Volatility Portfolio	3,241,620,628	3,239,673,271
S&P 500 Momentum Portfolio	14,214	13,154
S&P 500 Value Portfolio	11,167	10,165
S&P Emerging Markets High Beta Portfolio	5,909,043	7,261,102
S&P Emerging Markets Low Volatility Portfolio	194,921,875	204,258,301
S&P International Developed High Beta Portfolio	7,368,914	7,844,403
S&P International Developed Low Volatility Portfolio	208,961,057	205,998,070
S&P MidCap Low Volatility Portfolio	47,909,339	50,497,977
S&P SmallCap Low Volatility Portfolio	47,914,275	49,203,860

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For the fiscal year ended October 31, 2015, in-kind transactions associated with creations and redemptions were as follows:

	Cost of Securities Received	Value of Securities Delivered
S&P 500® ex-Rate Sensitive Low Volatility Portfolio	$118,230,291	$10,417,409
S&P 500® High Beta Portfolio	330,213,666	470,773,917
S&P 500® High Dividend Low Volatility Portfolio	675,596,195	354,531,760
S&P 500® Low Volatility Portfolio	4,162,490,639	3,809,225,431
S&P 500 Momentum Portfolio	2,464,694	—
S&P 500 Value Portfolio	2,504,244	—
S&P Emerging Markets High Beta Portfolio	1,347,344	3,691,026
S&P Emerging Markets Low Volatility Portfolio	14,579,620	20,866,047
S&P International Developed High Beta Portfolio	8,720,288	10,376,553
S&P International Developed Low Volatility Portfolio	130,126,706	61,341,859
S&P MidCap Low Volatility Portfolio	93,660,891	33,851,179
S&P SmallCap Low Volatility Portfolio	101,578,747	32,806,950

Gains (losses) on in-kind transactions are generally not considered taxable gains (losses) for federal income tax purposes.

At October 31, 2015, the aggregate cost and the net unrealized appreciation (depreciation) of investments for tax purposes were as follows:

	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)	Cost
S&P 500® ex-Rate Sensitive Low Volatility Portfolio	$3,225,533	$(2,781,414)	$444,119	$107,280,204
S&P 500® High Beta Portfolio	2,660,781	(16,213,086)	(13,552,305)	93,602,496
S&P 500® High Dividend Low Volatility Portfolio	21,310,426	(29,370,820)	(8,060,394)	545,843,295
S&P 500® Low Volatility Portfolio	347,431,222	(94,352,962)	253,078,260	4,795,716,709
S&P 500 Momentum Portfolio	148,394	(7,634)	140,760	2,465,569
S&P 500 Value Portfolio	109,359	(36,519)	72,840	2,505,162
S&P Emerging Markets High Beta Portfolio	56,327	(472,234)	(415,907)	2,036,838
S&P Emerging Markets Low Volatility Portfolio	4,492,406	(26,916,497)	(22,424,091)	198,894,352
S&P International Developed High Beta Portfolio	90,481	(829,792)	(739,311)	4,611,779
S&P International Developed Low Volatility Portfolio	10,939,849	(26,223,515)	(15,283,666)	340,045,035
S&P MidCap Low Volatility Portfolio	7,485,009	(2,688,744)	4,796,265	101,743,272
S&P SmallCap Low Volatility Portfolio	8,245,807	(3,508,390)	4,737,417	122,127,156

Note 8. Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of in-kind transactions, foreign currency transactions and passive foreign investment companies on October 31, 2015, amounts were reclassified between undistributed net investment income, undistributed net realized gain (loss) and Shares of beneficial interest. These reclassifications had no effect on the net assets of each Fund. For the fiscal year ended October 31, 2015, the reclassifications were as follows:

	Undistributed Net Investment Income (Loss)	Undistributed Net Realized Gain (Loss)	Shares of Beneficial Interest
S&P 500® ex-Rate Sensitive Low Volatility Portfolio	$—	$(365,780)	$365,780
S&P 500® High Beta Portfolio	—	(19,851,441)	19,851,441
S&P 500® High Dividend Low Volatility Portfolio	883,287	(37,344,748)	36,461,461
S&P 500® Low Volatility Portfolio	7,793,921	(443,323,365)	435,529,444
S&P 500 Momentum Portfolio	—	—	—
S&P 500 Value Portfolio	—	—	—
S&P Emerging Markets High Beta Portfolio	(10,870)	124,593	(113,723)
S&P Emerging Markets Low Volatility Portfolio	(558,469)	568,857	(10,388)
S&P International Developed High Beta Portfolio	9,230	252,825	(262,055)
S&P International Developed Low Volatility Portfolio	482,916	(3,211,465)	2,728,549
S&P MidCap Low Volatility Portfolio	—	(4,343,058)	4,343,058
S&P SmallCap Low Volatility Portfolio	—	(3,307,318)	3,307,318

80

Note 9. Trustees’ and Officer’s Fees

Trustees’ and Officer’s Fees include amounts accrued by the Funds to pay remuneration to each Trustee who is not an “interested person” as defined in the 1940 Act (an “Independent Trustee”) and an Officer of the Trust. The Adviser, as a result of each Fund’s unitary management fee, pays for such compensation. The Trustee who is an “interested person” of the Trust does not receive any Trustees’ fees.

The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, an Independent Trustee who has executed a Deferred Fee Agreement (a “Participating Trustee”) may defer receipt of all or a portion of his compensation (“Deferral Fees”). Such Deferral Fees are deemed to be invested in select PowerShares Funds. The Deferral Fees payable to the Participating Trustee are valued as of the date such Deferral Fees would have been paid to the Participating Trustee. The value increases with contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected. Obligations under the Plan represent unsecured claims against the general assets of the Funds.

Note 10. Capital

Shares are created and redeemed by each Fund only in Creation Units of 50,000 Shares. Only Authorized Participants are permitted to purchase or redeem Creation Units from the Funds. Such transactions are principally permitted in exchange for Deposit Securities, with a balancing cash component to equate the transaction to the NAV per Share of a Fund of the Trust on the transaction date. However, for all Funds, cash in an amount equivalent to the value of certain securities may be substituted, generally when the securities are not available in sufficient quantity for delivery, not eligible for trading by the Authorized Participant or as a result of other market circumstances.

To the extent that the Funds permit transactions in exchange for Deposit Securities, each Fund may issue Shares in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. In accordance with the Trust’s Participant Agreement, Creation Units will be issued to an Authorized Participant, notwithstanding the fact that the corresponding Deposit Securities have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Adviser may change from time to time, of the value of the missing Deposit Securities.

S&P Emerging Markets Low Volatility Portfolio charges certain transaction fees for creations and redemptions, which are treated as increases in capital, which are shown in the Statements of Changes in Net Assets as Transaction fees.

Transactions in each Fund’s Shares are disclosed in detail in the Statements of Changes in Net Assets.

Note 11. Indemnifications

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Independent Trustee is also indemnified against certain liabilities arising out of the performance of his duties to the Trust pursuant to an Indemnification Agreement between the Independent Trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust believes the risk of loss to be remote.

Note 12. Subsequent Event

At a meeting held on December 17, 2015, the Board of Trustees of the Trust approved changes to the name, investment objective, principal investment strategy, underlying index and ticker symbol for each of the Funds listed below. These changes will go into effect as of the close of markets on March 18, 2016.

Current Fund Name	New Fund Name	Current Underlying Index	New Underlying Index	Current Ticker	New Ticker
PowerShares S&P Emerging Markets High Beta Portfolio	PowerShares S&P Emerging Markets Momentum Portfolio	S&P BMI Emerging Markets High Beta IndexTM	S&P Momentum Emerging Plus LargeMidCap Index	EEHB	EEMO
PowerShares S&P International Developed High Beta Portfolio	PowerShares S&P International Developed Momentum Portfolio	S&P BMI International Developed High Beta IndexTM	S&P Momentum Developed ex-U.S. & South Korea LargeMidCap Index	IDHB	IDMO

81

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of PowerShares Exchange-Traded Fund Trust II:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of S&P 500® ex-Rate Sensitive Low Volatility Portfolio, PowerShares S&P 500® High Beta Portfolio, PowerShares S&P 500® High Dividend Low Volatility Portfolio (formerly PowerShares S&P 500® High Dividend Portfolio), PowerShares S&P 500® Low Volatility Portfolio, PowerShares S&P 500 Momentum Portfolio, PowerShares S&P 500 Value Portfolio, PowerShares S&P Emerging Markets High Beta Portfolio, PowerShares S&P Emerging Markets Low Volatility Portfolio, PowerShares S&P International Developed High Beta Portfolio, PowerShares S&P International Developed Low Volatility Portfolio, PowerShares S&P MidCap Low Volatility Portfolio, and PowerShares S&P SmallCap Low Volatility Portfolio (each an individual portfolio of PowerShares Exchange-Traded Fund Trust II, hereafter referred to as the “Funds”) at October 31, 2015, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2015 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations of security purchases have not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Chicago, IL

December 23, 2015

82

Fees and Expenses

As a shareholder of a Fund of the PowerShares Exchange-Traded Fund Trust II, you incur a unitary management fee. In addition to the unitary management fee, a shareholder may pay distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses (including acquired fund fees and expenses, if any). The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended October 31, 2015.

In addition to the fees and expenses which the PowerShares S&P SmallCap Low Volatility Portfolio (the “Portfolio”) bears directly, the Portfolio indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Portfolio invests. The amount of fees and expenses incurred indirectly by the Portfolio will vary because the investment companies have varied expenses and fee levels and the Portfolio may own different proportions of the investment companies at different times. Estimated investment companies’ expenses are not expenses that are incurred directly by the Portfolio. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Portfolio invests in. The effect of the estimated investment companies’ expenses that the Portfolio bears indirectly is included in the Portfolio’s total return.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as sales charges and brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by a Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
PowerShares S&P 500® ex-Rate Sensitive Low Volatility Portfolio (XRLV)
Actual	$1,000.00	$1,036.44	0.25%	$1.28
Hypothetical (5% return before expenses)	1,000.00	1,023.95	0.25	1.28
PowerShares S&P 500® High Beta Portfolio (SPHB)
Actual	1,000.00	898.25	0.25	1.20
Hypothetical (5% return before expenses)	1,000.00	1,023.95	0.25	1.28
PowerShares S&P 500® High Dividend Low Volatility Portfolio (SPHD)
Actual	1,000.00	1,031.78	0.30	1.54
Hypothetical (5% return before expenses)	1,000.00	1,023.69	0.30	1.53
PowerShares S&P 500® Low Volatility Portfolio (SPLV)
Actual	1,000.00	1,045.19	0.25	1.29
Hypothetical (5% return before expenses)	1,000.00	1,023.95	0.25	1.28

83

Fees and Expenses (continued)

	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
PowerShares S&P 500 Momentum Portfolio (SPMO)(2)
Actual	$1,000.00	$1,057.20	0.25%	$0.18
Hypothetical (5% return before expenses)	1,000.00	1,023.95	0.25	1.28
PowerShares S&P 500 Value Portfolio (SPVU)(2)
Actual	1,000.00	1,029.60	0.25	0.18
Hypothetical (5% return before expenses)	1,000.00	1,023.95	0.25	1.28
PowerShares S&P Emerging Markets High Beta Portfolio (EEHB)
Actual	1,000.00	709.04	0.29	1.25
Hypothetical (5% return before expenses)	1,000.00	1,023.74	0.29	1.48
PowerShares S&P Emerging Markets Low Volatility Portfolio (EELV)
Actual	1,000.00	844.32	0.29	1.35
Hypothetical (5% return before expenses)	1,000.00	1,023.74	0.29	1.48
PowerShares S&P International Developed High Beta Portfolio (IDHB)
Actual	1,000.00	838.16	0.25	1.16
Hypothetical (5% return before expenses)	1,000.00	1,023.95	0.25	1.28
PowerShares S&P International Developed Low Volatility Portfolio (IDLV)
Actual	1,000.00	942.71	0.25	1.22
Hypothetical (5% return before expenses)	1,000.00	1,023.95	0.25	1.28
PowerShares S&P MidCap Low Volatility Portfolio (XMLV)
Actual	1,000.00	1,047.21	0.25	1.29
Hypothetical (5% return before expenses)	1,000.00	1,023.95	0.25	1.28
PowerShares S&P SmallCap Low Volatility Portfolio (XSLV)
Actual	1,000.00	1,052.56	0.25	1.29
Hypothetical (5% return before expenses)	1,000.00	1,023.95	0.25	1.28

(1)	Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-month period ended October 31, 2015. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 184/365. Expense ratios for the most recent six-month period may differ from expense ratios based on annualized data in the Financial Highlights.

(2)	Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the period October 6, 2015. (commencement of investment operations) to October 31, 2015. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 26/365. Hypothetical expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 184/365.

84

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

Each Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2015:

	Qualified Dividend Income*	Corporate Dividends Received Deduction*
PowerShares S&P 500® ex-Rate Sensitive Low Volatility Portfolio	100%	100%
PowerShares S&P 500® High Beta Portfolio	100%	100%
PowerShares S&P 500® High Dividend Low Volatility Portfolio	92%	92%
PowerShares S&P 500® Low Volatility Portfolio	100%	100%
PowerShares S&P 500 Momentum Portfolio	0%	0%
PowerShares S&P 500 Value Portfolio	0%	0%
PowerShares S&P Emerging Markets High Beta Portfolio	66%	0%
PowerShares S&P Emerging Markets Low Volatility Portfolio	100%	0%
PowerShares S&P International Developed High Beta Portfolio	100%	0%
PowerShares S&P International Developed Low Volatility Portfolio	71%	0%
PowerShares S&P MidCap Low Volatility Portfolio	67%	64%
PowerShares S&P SmallCap Low Volatility Portfolio	76%	76%

*	The above percentages are based on ordinary income dividends paid to shareholders during the fiscal year.

The Funds intend to elect to pass through to shareholders the credit for taxes paid to foreign countries. The gross foreign source income and foreign taxes paid are as follows:

	Gross Foreign Income	Foreign Taxes Paid
PowerShares S&P Emerging Markets High Beta Portfolio	$130,141	$9,621
PowerShares S&P Emerging Markets Low Volatility Portfolio	8,027,842	1,196,906
PowerShares S&P International Developed High Beta Portfolio	232,643	29,502
PowerShares S&P International Developed Low Volatility Portfolio	10,285,882	500,677

85

Trustees and Officers

The Independent Trustees, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex overseen by each Independent Trustee and the other directorships, if any, held by each Independent Trustee are shown below.

The Trustees and officers information is current as of October 31, 2015.

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Ronn R. Bagge (1958) c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Nominating and Governance Committee and Trustee	Chairman of the Nominating and Governance Committee and Trustee since 2007	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).	125	None

Todd J. Barre (1957) c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2010	Assistant Professor of Business, Trinity Christian College (2010-Present); formerly Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	125	None

Marc M. Kole (1960) c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Audit Committee and Trustee	Chairman of the Audit Committee since 2008; Trustee since 2007	Senior Director of Finance, By The Hand Club for Kids (2015-Present); formerly: Chief Financial Officer, Hope Network (social services) (2008-2012); Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Senior Vice President of Finance, United Healthcare (2004-2005); Chief Accounting Officer, Senior Vice President of Finance, Oxford Health Plans (2000-2004); Audit Partner, Arthur Andersen LLP (1996-2000).	125	None

Yung Bong Lim (1964) c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Investment Oversight Committee and Trustee	Chairman of the Investment Oversight Committee since 2014; Trustee since 2013	Managing Partner, Residential Dynamics Group LLC (2008-Present); formerly, Managing Director, Citadel Investment Group, L.L.C. (1999-2007).	125	None

*	This is the date the Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all exchange-traded fund trusts (including all of their portfolios) advised by the Adviser. At October 31, 2015, the “Fund Family” consisted of the Trust’s 66 portfolios and four other exchange-traded fund trusts with 59 portfolios advised by the Adviser.

86

Trustees and Officers (continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Philip M. Nussbaum (1961) c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2007	Chairman, Performance Trust Capital Partners (2004-Present).	125	None

Gary R. Wicker (1961) c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2013	Senior Vice President of Global Finance and Chief Financial Officer at RBC Ministries (publishing company) (2013-Present); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (A division of Harper Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005-2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider).	125	None

Donald H. Wilson (1959) c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Board and Trustee	Chairman since 2012; Trustee since 2007	Chairman and Chief Executive Officer, Stone Pillar Advisors, Ltd. (2010-Present); formerly, Chairman, President and Chief Executive Officer, Community Financial Shares, Inc. and Community Bank—Wheaton/Glen Ellyn (subsidiary) (2013-2015); Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	125	None

*	This is the date the Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all exchange-traded fund trusts (including all of their portfolios) advised by the Adviser. At October 31, 2015, the “Fund Family” consisted of the Trust’s 66 portfolios and four other exchange-traded fund trusts with 59 portfolios advised by the Adviser.

87

Trustees and Officers (continued)

The Trustee who is an “interested person” (the “Non-Independent Trustee”) and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by the Non-Independent Trustee and the other directorships, if any, held by the Non-Independent Trustee are shown below.

Name, Address and Year of Birth of Non-Independent Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Non-Independent Trustee	Other Directorships Held by Non-Independent Trustee During the Past 5 Years
Kevin M. Carome (1956) Invesco Ltd. Two Peachtree Pointe, 1555 Peachtree St., N.E., Suite 1800 Atlanta, GA 30309	Trustee	Since 2010	Senior Managing Director, Secretary and General Counsel, Invesco Ltd. (2006-Present); Director, Invesco Advisers, Inc. (2009-Present); Director, Invesco Finance PLC, INVESCO Funds Group, Inc., and Invesco Holding Company Limited; Director and Executive Vice President, Invesco Finance, Inc., Invesco Group Services, Inc., Invesco Investments (Bermuda) Ltd., Invesco North American Holdings, Inc., and IVZ, Inc. and Invesco Asset Management (Bermuda) Ltd.; Manager, Horizon Flight Works LLC; Director and Secretary, IVZ Bahamas Private Limited; formerly, Senior Vice President, Secretary and General Counsel, Invesco Advisers, Inc. (2003-2005); Senior Vice President and General Counsel, Liberty Financial Companies, Inc. (2000-2001); General Counsel of certain investment management subsidiaries of Liberty Financial Companies, Inc. (1998-2000); Associate General Counsel, Liberty Financial Companies, Inc. (1993-1998); Associate, Ropes & Gray LLP.	125	None

*	This is the date the Non-Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all exchange-traded fund trusts (including all of their portfolios) advised by the Adviser. At October 31, 2015, the “Fund Family” consisted of the Trust’s 66 portfolios and four other exchange-traded fund trusts with 59 portfolios advised by the Adviser.

88

Trustees and Officers (continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Andrew Schlossberg (1974) Invesco Management Group, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046	President	Since 2009	President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2009-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Managing Director—U.S. Strategy and Marketing (2010-Present) and Principal Executive Officer (2015-Present), Invesco PowerShares Capital Management LLC; Managing Director, Head of U.S. Retail Distribution (2012-Present) and Global ETFs (2010-Present) for Invesco Ltd.; and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2009-Present); formerly, Mr. Schlossberg served in multiple roles within Invesco, including head of corporate development, as well as global leadership roles in strategy and product development in the company’s North American Institutional and Retirement divisions (2002-2007), Managing Director, U.S. head of business strategy and chief marketing officer for Invesco Ltd. in the United States (2008-2012) and Director, Invesco Distributors, Inc. (2012-2015).

Peter Hubbard (1981) Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2009	Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2009-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Vice President and Director of Portfolio Management—Invesco PowerShares Capital Management LLC (2008-Present); formerly, Portfolio Manager, Invesco PowerShares Capital Management LLC (2007-2008); Research Analyst, Invesco PowerShares Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

David Warren (1957) Invesco Canada Ltd. 5140 Yonge Street, Suite 800 Toronto, Ontario M2N 6X7	Vice President	Since 2009	Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2009-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Managing Director—Chief Administrative Officer, Americas, Invesco PowerShares Capital Management LLC; Senior Vice President, Invesco Advisers, Inc. (2009–Present); Director, Executive Vice President and Chief Financial Officer, Invesco Inc. (2009–Present); Senior Vice President, Invesco Management Group, Inc. (2007–Present); Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) and Chief Administrative Officer, North American Retail, Invesco Ltd. (2007-Present); Director, Invesco Canada Holdings Inc. (2002–Present), Invesco Corporate Class Inc., and Invesco Canada Fund Inc.; Director, Invesco Financial Services Ltd. and Trimark Investments Ltd. (2014-Present); formerly, Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) (2000-2006).

Sheri Morris (1964) Invesco Management Group, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Vice President	Since 2012	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2009-Present) and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2012-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); formerly, Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust (2011-2013); Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

*	This is the date the Officers began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

89

Trustees and Officers (continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Rudolf E. Reitmann (1971) Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2013	Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2013-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Head of Global Exchange Traded Funds Operations, Invesco PowerShares Capital Management LLC (2013-Present).

Daniel E. Draper (1968) Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2013	Senior Vice President, Invesco Distributors, Inc. (2014-Present); Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2013-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Managing Director, Invesco PowerShares Capital Management LLC (2013-Present); formerly, Managing Director, Credit Suisse Asset Management (2010–2013) and Lyxor Asset Management/Societe Generale (2007–2010).

Steven M. Hill (1964) Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President and Treasurer	Since 2013	Vice President and Treasurer of PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2013-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Head of Global ETF Administration, Invesco PowerShares Capital Management LLC (2011-Present); Principal Financial and Accounting Officer—Investment Pools, Invesco PowerShares Capital Management LLC (2015-Present); formerly, Senior Managing Director and Chief Financial Officer, Destra Capital Management LLC and its subsidiaries (2010-2011); Chief Financial Officer, Destra Investment Trust and Destra Investment Trust II (2010-2011); Senior Managing Director, Claymore Securities, Inc. (2003-2010); and Chief Financial Officer, Claymore sponsored mutual funds (2003-2010).

Christopher Joe (1969) Invesco PowerShares Capital Management LLC 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Chief Compliance Officer	Since 2012	Chief Compliance Officer of Invesco PowerShares Capital Management LLC (2015-Present); Chief Compliance Officer of PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2012-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); formerly, Chief Compliance Officer, Invesco Investment Advisers, LLC (registered investment adviser) (2010–2013), U.S. Compliance Director, Invesco, Ltd. (2006-2014) and Deputy Chief Compliance Officer of Invesco Advisers, Inc. (2014-2015).

Anna Paglia (1974) Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Secretary	Since 2011	Secretary, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2011-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Head of Legal (2010-Present) and Secretary (2015-Present), Invesco PowerShares Capital Management LLC; formerly, Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010); Associate Counsel at Barclays Global Investors Ltd. (2004-2006).

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request at (800) 983-0903.

*	This is the date the Officers began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

90

Board Considerations Regarding Approval of Investment Advisory Agreement for PowerShares S&P 500 Momentum Portfolio and PowerShares S&P 500 Value Portfolio

At a meeting held on June 23, 2015, the Board of Trustees of the PowerShares Exchange-Traded Fund Trust II (the “Trust”), including the Independent Trustees, approved the Investment Advisory Agreement (the “Agreement”) between Invesco PowerShares Capital Management LLC (the “Adviser”) and the Trust for PowerShares S&P 500 Momentum Portfolio and PowerShares S&P 500 Value Portfolio (each a “Fund” and together, the “Funds”).

The Trustees reviewed information provided by the Adviser describing: (i) the nature, extent and quality of services to be provided, (ii) the costs of services to be provided and estimated profits to be realized by the Adviser, (iii) the extent to which economies of scale may be realized as each Fund grows, (iv) whether the fee levels reflect any possible economies of scale for the benefit of Fund shareholders, (v) comparisons of services rendered to and amounts paid by other registered investment companies and (vi) any benefits to be realized by the Adviser from its relationship with each Fund. Based on all of the information considered and the conclusions reached, the Trustees, including the Independent Trustees, determined to approve the Agreement for the Funds. No single factor was determinative in the Board’s analysis.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the Adviser’s services, the Trustees reviewed information concerning the functions to be performed by the Adviser for each Fund, information describing the Adviser’s current organization and staffing, including operational support that would be provided by the Adviser’s parent organization, Invesco Ltd., the background and experience of the persons who will be responsible for the day-to-day management of the Funds, and considered the quality of services provided by the Adviser to other exchange-traded funds (“ETFs”). The Trustees also reviewed information related to the Adviser’s portfolio transaction policies and procedures, as well as reports on the correlation and tracking error between the underlying indexes and the performance of other ETFs for which the Adviser serves as investment adviser.

The Trustees also considered the services to be provided by the Adviser in its oversight of the Funds’ administrator, custodian and transfer agent. They noted the significant amount of time, effort and resources that had been devoted to this oversight function for the other ETFs and that was expected to be provided for each Fund.

Based on their review, the Trustees concluded that the nature, extent and quality of the services to be provided by the Adviser to each Fund under the Agreement were expected to be appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser on each Fund’s proposed advisory fee, as compared to information compiled from Lipper Inc. (“Lipper”) databases on the median net expense ratios of ETF, open-end index (non-ETF) and open-end actively managed (non-ETF) peers. The Trustees noted that the proposed annual advisory fee to be charged to each Fund was a unitary fee, and that the Adviser has agreed to pay all other expenses of each Fund except brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses. The Trustees noted that each Fund’s proposed unitary advisory fee was higher than the median net expense ratio of the ETF peer group, but lower than the median net expense ratios of the open-end index and open-end actively managed peer groups. The Trustees considered each Fund’s proposed advisory fee in light of the administrative, operational and management oversight costs for the Adviser. The Trustees noted that each Fund’s proposed licensing fee will be payable out of the proposed unitary fee to be charged to each Fund. The Board concluded that the unitary advisory fee to be charged to each Fund is reasonable and appropriate in light of the services expected to be provided by the Adviser.

In conjunction with their review of the unitary advisory fee, the Trustees also considered information provided by the Adviser on the proposed costs of services for each Fund and the estimated fees to be paid by the Adviser. The Trustees considered information provided by the Adviser on its profitability, as well as any profits or losses realized by the Adviser from its relationship with other ETFs for which it serves as investment adviser. The Trustees concluded that the estimated profits to be realized by the Adviser with respect to each Fund appeared to be reasonable in comparison with the proposed cost of providing investment advisory services to each Fund.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. The Trustees reviewed the information provided by the Adviser as to the extent to which economies of scale may be realized as each Fund grows and whether fee levels reflect economies of scale for the benefit of shareholders. The Trustees noted that any reduction in fixed costs associated with the management of each Fund would be enjoyed by the Adviser, but that a unitary fee provides a level of certainty in expenses for each Fund. The Trustees considered whether the proposed advisory fee rate for each Fund is reasonable in relation to the projected asset size of each Fund, and concluded that the flat advisory fee was reasonable and appropriate.

The Trustees noted that the Adviser had not identified any further benefits that it would derive from its relationships with each Fund, and had noted that it does not have any soft-dollar arrangements.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the Agreement for each Fund.

91

Board Considerations Regarding Approval of Investment Advisory Agreement for PowerShares Russell 1000 Low Beta Equal Weight Portfolio, PowerShares FTSE International Low Beta Equal Weight Portfolio and PowerShares DWA Tactical Sector Rotation Portfolio

At a meeting held on September 24, 2015, the Board of Trustees of the PowerShares Exchange-Traded Fund Trust II (the “Trust”), including the Independent Trustees, approved the Investment Advisory Agreement (the “Agreement”) between Invesco PowerShares Capital Management LLC (the “Adviser”) and the Trust for PowerShares Russell 1000 Low Beta Equal Weight Portfolio, PowerShares FTSE International Low Beta Equal Weight Portfolio and PowerShares DWA Tactical Sector Rotation Portfolio (each a “Fund” and together, the “Funds”).

The Trustees reviewed information provided by the Adviser describing: (i) the nature, extent and quality of services to be provided, (ii) the costs of services to be provided and estimated profits to be realized by the Adviser, (iii) the extent to which economies of scale may be realized as each Fund grows, (iv) whether the fee levels reflect any possible economies of scale for the benefit of Fund shareholders, (v) comparisons of services rendered to and amounts paid by other registered investment companies and (vi) any benefits to be realized by the Adviser from its relationship with each Fund. Based on all of the information considered and the conclusions reached, the Trustees, including the Independent Trustees, determined to approve the Agreement for the Funds. No single factor was determinative in the Board’s analysis.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the Adviser’s services, the Trustees reviewed information concerning the functions to be performed by the Adviser for each Fund, information describing the Adviser’s current organization and staffing, including operational support that would be provided by the Adviser’s parent organization, Invesco Ltd., the background and experience of the persons who will be responsible for the day-to-day management of the Funds, and considered the quality of services provided by the Adviser to other exchange-traded funds (“ETFs”). The Trustees also reviewed information related to the Adviser’s portfolio transaction policies and procedures, as well as reports on the correlation and tracking error between the underlying indexes and the performance of other ETFs for which the Adviser serves as investment adviser.

The Trustees also considered the services to be provided by the Adviser in its oversight of the Funds’ administrator, custodian and transfer agent. They noted the significant amount of time, effort and resources that had been devoted to this oversight function for the other ETFs and that was expected to be provided for each Fund.

Based on their review, the Trustees concluded that the nature, extent and quality of the services to be provided by the Adviser to each Fund under the Agreement were expected to be appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser on each Fund’s proposed advisory fee, as compared to information compiled from Lipper Inc. (“Lipper”) databases on the median net expense ratios of ETF, open-end index (non-ETF) and open-end actively managed (non-ETF) peers. The Trustees noted that the proposed annual advisory fee to be charged to each Fund was a unitary fee, and that the Adviser has agreed to pay all other expenses of each Fund except brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses. The Trustees also compared each Fund’s proposed unitary advisory fee against the median net expense ratio of its ETF, open-end index and open-end actively managed peer groups, if any, as illustrated in the table below:

PowerShares Fund	Equal to/Lower than ETF Median	Equal to/Lower than Open-End Index Fund Median[1]	Equal to/Lower than Open-End Active Fund Median
PowerShares Russell 1000 Low Beta Equal Weight Portfolio		X	X
PowerShares FTSE International Low Beta Equal Weight Portfolio			X
PowerShares DWA Tactical Sector Rotation Portfolio	X	N/A	X

[1]	The information provided by the Adviser indicated that the Fund with “N/A” noted did not have open-end index fund peers.

The Trustees noted that the comparable fee data provided by the Adviser for PowerShares DWA Tactical Sector Rotation Portfolio (which is structured as a fund-of-funds) had only one peer fund and that, in response to a request from counsel for the Independent Trustees, the Adviser provided supplemental data that showed the unitary fees for four other fund-of-funds that invested in affiliated ETFs. The Trustees considered that the unitary advisory fees for those other funds were higher than for PowerShares DWA Tactical Sector Rotation Portfolio, but that the adviser to the other funds agreed to waive a portion of the unitary fee approximately equal to the estimated Acquired Fund Fees and Expenses through November 30, 2015, such that the net unitary fee for those other funds is slightly less than the Fund’s unitary fee.

92

Board Considerations Regarding Approval of Investment Advisory Agreement for PowerShares Russell 1000 Low Beta Equal Weight Portfolio, PowerShares FTSE International Low Beta Equal Weight Portfolio and PowerShares DWA Tactical Sector Rotation Portfolio (continued)

The Trustees considered each Fund’s proposed advisory fee in light of the administrative, operational and management oversight costs for the Adviser. The Trustees noted that each Fund’s proposed licensing fee will be payable out of the proposed unitary fee to be charged to each Fund. The Board concluded that the unitary advisory fee to be charged to each Fund is reasonable and appropriate in light of the services expected to be provided by the Adviser.

In conjunction with their review of the unitary advisory fee, the Trustees also considered information provided by the Adviser on the proposed costs of services for each Fund and the estimated fees to be paid by the Adviser. The Trustees considered information provided by the Adviser on its profitability, as well as any profits or losses realized by the Adviser from its relationship with other ETFs for which it serves as investment adviser. The Trustees concluded that the estimated profits to be realized by the Adviser with respect to each Fund appeared to be reasonable in comparison with the proposed cost of providing investment advisory services to each Fund.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. The Trustees reviewed the information provided by the Adviser as to the extent to which economies of scale may be realized as each Fund grows and whether fee levels reflect economies of scale for the benefit of shareholders. The Trustees noted that any reduction in fixed costs associated with the management of each Fund would be enjoyed by the Adviser, but that a unitary fee provides a level of certainty in expenses for each Fund. The Trustees considered whether the proposed advisory fee rate for each Fund is reasonable in relation to the projected asset size of each Fund, and concluded that the flat advisory fee was reasonable and appropriate.

The Trustees noted that the Adviser had not identified any further benefits that it would derive from its relationships with each Fund, and had noted that it does not have any soft-dollar arrangements.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the Agreement for each Fund.

93

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Proxy Voting Policies and Procedures

A description of the Trust’s proxy voting policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 983-0903. This information is also available on the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov.

Information regarding how each Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is available, without charge and upon request, by (i) calling (800) 983-0903; or (ii) accessing the Trust’s Form N-PX on the Commission’s website at www.sec.gov.

Quarterly Portfolios

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Form N-Qs will be available on the Commission’s website at www.sec.gov. The Trust’s Form N-Qs may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Frequency Distribution of Discounts and Premiums

A table showing the number of days the market price of each Fund’s shares was greater than the Fund’s net asset value, and the number of days it was less than the Fund’s net asset value (i.e., premium or discount) for the most recently completed calendar year, and the calendar quarters since that year end (or the life of the Fund, if shorter) may be found at the Fund’s website at www.invescopowershares.com.

©2015 Invesco PowerShares Capital Management LLC		P-PS-AR-12
3500 Lacey Road, Suite 700 Downers Grove, IL 60515
invescopowershares.com 800.983.0903	@PowerShares

Item 2. Code of Ethics.

The Registrant has adopted a Code of Ethics that applies to the Registrant’s principal executive officer and principal financial officer. This Code is filed as an exhibit to this report on Form N-CSR under Item 12(a)(1). No substantive amendments to this Code were made during the reporting period. There were no waivers for the fiscal year ended October 31, 2015.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees (the “Board”) has determined that the Registrant has three “audit committee financial experts” serving on its audit committee: Mr. Marc M. Kole, Mr. Gary R. Wicker, and Mr. Donald H. Wilson. Each of these audit committee members is “independent,” meaning that he is not an “interested person” of the Registrant (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) and he does not accept any consulting, advisory, or other compensatory fee from the Registrant (except in his capacity as a Board or committee member).

An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that a person has any greater duties, obligations, or liability than those imposed on a person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the audit committee or Board of Trustees.

Item 4. Principal Accountant Fees and Services.

 (a) to (d)

PricewaterhouseCoopers LLP (“PwC”) billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as follows:

	Fees Billed by PwC for Services Rendered to the Registrant for fiscal year end 2015	(e)(2) Percentage of Services Approved for fiscal year end 2015 Pursuant to Waiver of Pre- Approval Requirement(1)	Fees Billed by PwC for Services Rendered to the Registrant for fiscal year end 2014	(e)(2) Percentage of Services Approved for fiscal year end 2014 Pursuant to Waiver of Pre- Approval Requirement(1)

Audit Fees	$ 1,093,585	N/A	$ 948,635	N/A
Audit-Related Fees	$ 0	0%	$ 0	0%
Tax Fees(2)	$ 498,190	0%	$ 507,812	0%
All Other Fees	$ 0	0%	$ 0	0%
Total Fees	$ 1,591,775	0%	$ 1,456,447	0%

(1)         For the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant during the fiscal year in which the services are provided; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.

(2)        Tax fees for the fiscal year ended October 31, 2015 includes fees billed for reviewing tax returns, 2015 excise tax returns and excise tax distribution calculations. Tax fees for the fiscal year ended October 31, 2014 included fees billed for reviewing tax returns, 2014 excise tax returns and excise tax distribution calculations and fees billed for preparing the final tax returns for the eight liquidated portfolios of the Registrant.

Fees Billed by PWC Related to PowerShares and PowerShares Affiliates

PwC billed Invesco PowerShares Capital Management LLC (“PowerShares”), the Registrant’s adviser, and any entity controlling, controlled by or under common control with PowerShares that provides ongoing services to the Registrant (“Affiliates”) aggregate fees for pre-approved non-audit services rendered to PowerShares and Affiliates for the last two fiscal years.

	Fees Billed for Non- Audit Services Rendered to the Adviser and Affiliates for fiscal year end 2015 That Were Required to be Pre-Approved by the Registrant’s Audit Committee	(e)(2) Percentage of Fees Billed Applicable to Non- Audit Services Provided for fiscal year end 2015 Pursuant to Waiver of Pre-Approval Requirement(1)	Fees Billed for Non- Audit Services Rendered to the Adviser and Affiliates for fiscal year end 2014 That Were Required to be Pre-Approved by the Registrant’s Audit Committee	(e)(2) Percentage of Fees Billed Applicable to Non- Audit Services Provided for fiscal year end 2014 Pursuant to Waiver of Pre- Approval Requirement(1)
Audit-Related Fees(2)	$574,000	0%	$574,000	0%
Tax Fees	$0	0%	$0	0%
All Other Fees(2)	$3,750,000	0%	$0	0%
Total Fees	$4,324,000	0%	$574,000	0%

(1) For the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant, PowerShares and Affiliates to PwC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.

(2) Audit-Related fees for the year end 2015 include fees billed related to reviewing controls at a serviceorganization. Audit-Related fees for the year end 2014 include fees billed related to reviewing controls at a service organization.

All Other fees for the year end 2015 include fees billed related to reviewing the operating effectiveness of strategic projects.

(e)(1)     Audit Committee Pre Approval Policies and Procedures

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES

POLICIES AND PROCEDURES

As Adopted by the Audit Committee of the PowerShares Funds (the “Funds”)

Adopted June 26, 2009, amended March 12, 2015

Statement of Principles

Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission (“SEC”) (“Rules”), the Audit Committee of the Funds’ (the “Audit Committee”) Board of Trustees (the “Board”) is responsible for the appointment, compensation and oversight of the work of independent accountants (an “Auditor”). As part of this responsibility and to assure that the Auditor’s independence is not impaired, the Audit Committee pre-approves the audit and non-audit services provided to the Funds by each Auditor, as well as all non-audit services provided by the Auditor to the Funds’ investment adviser and to affiliates of the adviser that provide ongoing services to the Funds (“Service Affiliates”) if the services directly impact the Funds’ operations or financial reporting. The SEC Rules also specify the types of services that an Auditor may not provide to its audit client. The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.

Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”) or require the specific pre-approval of the Audit Committee (“specific pre-approval”). As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee. Additionally, any fees exceeding 110% of estimated pre-approved fee levels provided at the time the service was pre-approved will also require specific approval by the Audit Committee before payment is made. The Audit Committee will also consider the impact of additional fees on the Auditor’s independence when determining whether to approve any additional fees for previously pre-approved services.

The Audit Committee will annually review and generally pre-approve the services that may be provided by each Auditor without obtaining specific pre-approval from the Audit Committee. The term of any general pre-approval runs from the date of such pre-approval through June 30th of the following year, unless the Audit Committee considers a different period and states otherwise. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committee in fulfilling its responsibilities.

Delegation

The Chairman of the Audit Committee (or, in his or her absence, any member of the Audit Committee) may grant specific pre-approval for non-prohibited services. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

Audit Services

The annual Audit services engagement terms will be subject to specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committee will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor’s qualifications and independence.

In addition to the annual Audit services engagement, the Audit Committee may grant either general or specific pre-approval of other Audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

Non-Audit Services

The Audit Committee may provide either general or specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committee believes that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC’s Rules on auditor independence, and otherwise conforms to the Audit Committee’s general principles and policies as set forth herein.

Audit-Related Services

“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Funds’ financial statements or that are traditionally performed by the independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; and assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities.

Tax Services

“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.

No Auditor shall represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Under rules adopted by the Public Company Accounting Oversight Board and approved by the SEC, in connection with seeking Audit Committee pre-approval of permissible Tax services, the Auditor shall:

1.	Describe in writing to the Audit Committee, which writing may be in the form of the proposed engagement letter:

a.

The scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the Fund, relating to the service; and

b.

Any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor and any person (other than the Fund) with respect to the promoting, marketing, or recommending of a transaction covered by the service;

2.	Discuss with the Audit Committee the potential effects of the services on the independence of the Auditor; and

3.	Document the substance of its discussion with the Audit Committee.

All Other Auditor Services

The Audit Committee may pre-approve non-audit services classified as “All other services” that are not categorically prohibited by the SEC, as listed in Exhibit 1 to this policy.

Pre-Approval Fee Levels or Established Amounts

Pre-approval of estimated fees or established amounts for services to be provided by the Auditor under general or specific pre-approval policies will be set periodically by the Audit Committee. Any proposed fees exceeding 110% of the maximum estimated pre-approved fees or established amounts for pre-approved audit and non-audit services will be reported to the Audit Committee at the quarterly Audit Committee meeting and will require specific approval by the Audit Committee before payment is made. The Audit Committee will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services and in determining whether to approve any additional fees exceeding 110% of the maximum pre-approved fees or established amounts for previously pre-approved services.

Procedures

On an annual basis, the Auditor will submit to the Audit Committee for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the Auditor. The list will describe the non-audit services in reasonable detail and will include an estimated range of fees and such other information as the Audit Committee may request.

Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committee will be submitted to the Funds’ Treasurer (or his or her designee) and must include a detailed description of the services to be rendered. The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed at the next quarterly scheduled Audit Committee meeting of any such services for which the Auditor rendered an invoice and whether such services and fees had been pre-approved and if so, by what means.

Each request to provide services that require specific approval by the Audit Committee shall be submitted to the Audit Committee jointly by the Funds’ Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the pre-approval policies and procedures and the SEC Rules.

Each request to provide Tax services under either the general or specific pre-approval of the Audit Committee will describe in writing: (i) the scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the audit client, relating to the service; and (ii) any compensation arrangement or other agreement between the Auditor and any person (other than the audit client) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will discuss with the Audit Committee the potential effects of the services on the Auditor’s independence and will document the substance of the discussion.

Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committee for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.

On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.

The Audit Committee has designated the Funds’ Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures. The Funds’ Treasurer will report to the Audit Committee on a periodic basis as to the results of such monitoring. Both the Funds’ Treasurer and management will immediately report to the Chairman of the Audit Committee any breach of these policies and procedures that comes to the attention of the Funds’ Treasurer or senior management.

Exhibit 1 to Pre-Approval of Audit and Non-Audit Services Policies and Procedures

Conditionally Prohibited Non-Audit Services (not prohibited if the Fund can reasonably conclude that the results of the service would not be subject to audit procedures in connection with the audit of the Fund’s financial statements)

•	Bookkeeping or other services related to the accounting records or financial statements of the audit client

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

Categorically Prohibited Non-Audit Services

•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any service or product provided for a contingent fee or a commission

•	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance

•	Tax services for persons in financial reporting oversight roles at the Fund

•	Any other service that the Public Company Oversight Board determines by regulation is impermissible.

(f)	Not applicable.

(g)	PwC billed the Registrant aggregate fees of $498,190 for the fiscal year ended October 31, 2015 and $507,812 for the fiscal year ended October 31, 2014 for non-audit services rendered to the Registrant.

Including the fees for services not required to be pre-approved by the registrant’s audit committee, PwC billed PowerShares and Affiliates aggregate non-audit fees of $8,411,000 for the fiscal year ended 2015 and $4,661,000 for the fiscal year ended 2014, for non-audit services rendered to PowerShares and Affiliates.

(h) The above information shows the amount of fees that PwC billed during the Registrant’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PwC provided to PowerShares and Affiliates that related directly to the Registrant’s operations or financial reporting. The Audit Committee also received information from PwC about any non-audit services that PwC rendered during the Registrant’s last fiscal year to PowerShares and Affiliates that were not required to be pre-approved by the Audit Committee. The Audit Committee considered this information in evaluating PwC’s independence.

In additon, PwC, the Independent Accountant to the Registrant, has advised the Audit Committee of the Board of Trustees of the Registrant (the “Audit Committee”) that it identified an issue related to its independence under Rule 2-01(c)(1)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”). The Loan Rule prohibits accounting firms, such as PwC, from being deemed independent if they have certain financial relationships with their audit clients or certain affiliates of those clients.

Specifically, the Loan Rule provides, in relevant part, that an accounting firm is not independent if it receives a loan from an audit client or it receives a loan from a lender that is a “record or beneficial owner of more than ten percent of the audit client’s equity securities.” Pursuant to the SEC’s interpretation of the Loan Rule, some of PwC’s relationships with lenders who also own shares of one or more funds within the Invesco investment company complex may implicate the Loan Rule.

However, after evaluating the facts and circumstances related to its lending relationships, PwC informed the Audit Committee that (1) PwC’s ability to exercise objective and impartial judgment with respect to its audits of the Registrant’s financial statements was not, and will not be, impaired; (2) a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion; and (3) PwC’s independence was not impaired and that it remained independent in conducting its audit of the Registrant’s financial statements. PwC informed the Audit Committee that its conclusion was based on a number of factors, including, among others, PwC’s belief that the lenders have no influence over the investment adviser to the Registrant, or the Registrant, and that the individuals at PwC who arranged the lending relationships have no oversight of, or ability to influence, the individuals at PwC who conducted the audit of the Registrant’s financial statements.

On June 20, 2016, the Staff of the Securities and Exchange Commission (the “SEC”) issued a “no-action” letter confirming that it would not recommend that the SEC commence enforcement action against a fund that relied on audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances. The circumstances described in the no-action letter were substantially similar to the circumstances that called into question PwC’s independence under the Loan Rule with respect to the Registrant. PwC has confirmed that it meets the conditions of the no-action relief. The Adviser and the Registrant believe that the Registrant can rely on the relief granted in the no-action letter and continue to issue financial statements that are audited by PwC.

If, in the future, the independence of PwC is called into question under the Loan Rule by circumstances that are not addressed in the no-action letter, the Registrant will need to take other actions for the Registrant’s filings containing financial statements to be compliant with applicable securities laws.

Item 5. Audit Committee of Listed Registrants.

(a)

The Registrant has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended, which consists solely of independent trustees. The Audit Committee members are: Marc M. Kole, Gary R. Wicker, and Donald H. Wilson.

(b)	Not applicable.

Item 6. Schedule of Investments.

(a)	The Schedules of Investments are included as a part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a)

Based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the Registrant’s President (principal executive officer) and Treasurer (principal financial officer) have concluded that such disclosure controls and procedures are effective.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of Ethics is attached as Exhibit 99.CODEETH.

(a)(2)	Certifications of the Registrant’s President and Treasurer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached as Exhibit 99.CERT.

(a)(3)	Not applicable.

(b)	Certifications of the Registrant’s President and Treasurer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  PowerShares Exchange-Traded Fund Trust II

By: /s/ Daniel E. Draper

Name:	Daniel E. Draper
Title:	President

Date:	July 8, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Daniel E. Draper

Name:	Daniel E. Draper
Title:	President

Date:	July 8, 2016

By: /s/ Steven Hill

Name:	Steven Hill
Title:	Treasurer

Date:	July 8, 2016